                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07589

                         THE HARTFORD MUTUAL FUNDS, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                          Edward P. Macdonald, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 843-9934

Date of fiscal year end: October 31, 2005

Date of reporting period: November 1, 2005 - April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                          A MESSAGE FROM THE PRESIDENT

                          (PHOTO OF DAVE ZNAMIEROWSKI)

Dear Fellow Shareholders,

On July 22, 1996, we pledged to build The Hartford Mutual Funds into a fund family that would provide quality investment products based on integrity and customer service.

We have worked hard over the past 10 years to honor that pledge.

- We've single-mindedly focused on seeking superior long-term investment performance.

- We've expanded our fund lineup - recently launching The Hartford Inflation Plus Fund, The Hartford Floating Rate Fund and an assortment of Asset Allocation and Target Retirement funds - to better meet your investment needs.

- We've closed funds when we felt they had grown too large and threatened the integrity of their investment style.

- We've invested in shareholder services,allowing customers to make their investment decisions in person, by phone or through the web.

- And we elected an independent mutual fund chairperson to maintain the highest standards in governance.

To be sure, it has been an historic 10 years.

We've weathered bull and bear markets alike; suffered unimaginable domestic terrorism and natural disasters, and witnessed a veritable explosion in the medical,communication and technological sectors.

Throughout these events, we have remained faithful to our promise. Please be assured that we will continue to embrace the highest ethical and customer focused standards as we move into our second decade.

Thank you for your investing with The Hartford Mutual Funds.

Dave Znamierowski
President, The Hartford Mutual Funds


         Semi-Annual Report
         April 30, 2006                                    (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                        Please note that the responses to the
                                        questions: How did the Fund perform?,
                                        Why did the Fund perform this way? and
                                        What is your outlook? represent the
                                        views of the portfolio manager(s) of the applicable fund.

                                                             (THE HARTFORD LOGO)

                                                 THE HARTFORD MUTUAL FUNDS, INC.
                                              THE HARTFORD MUTUAL FUNDS II, INC.

TABLE OF CONTENTS

       Manager Discussions                                                     1

       The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. Financial Statements

         Schedule of Investments at April 30, 2006:

            The Hartford Advisers Fund                                        96
            The Hartford Aggressive Growth Allocation Fund                   101
            The Hartford Balanced Allocation Fund                            102
            The Hartford Capital Appreciation Fund                           103
            The Hartford Capital Appreciation II Fund                        106
            The Hartford Conservative Allocation Fund                        110
            The Hartford Disciplined Equity Fund                             111
            The Hartford Dividend and Growth Fund                            113
            The Hartford Equity Income Fund                                  115
            The Hartford Floating Rate Fund                                  117
            The Hartford Focus Fund                                          125
            The Hartford Global Communications Fund                          126
            The Hartford Global Financial Services Fund                      128
            The Hartford Global Health Fund                                  130
            The Hartford Global Leaders Fund                                 132
            The Hartford Global Technology Fund                              135
            The Hartford Growth Allocation Fund                              137
            The Hartford Growth Fund                                         138
            The Hartford Growth Opportunities Fund                           140
            The Hartford High Yield Fund                                     142
            The Hartford Income Allocation Fund                              148
            The Hartford Income Fund                                         149
            The Hartford Inflation Plus Fund                                 159
            The Hartford International Capital Appreciation Fund             160
            The Hartford International Opportunities Fund                    163
            The Hartford International Small Company Fund                    166
            The Hartford MidCap Fund                                         169
            The Hartford MidCap Value Fund                                   171
            The Hartford Money Market Fund                                   173
            The Hartford Retirement Income Fund                              175
            The Hartford Select MidCap Growth Fund                           176
            The Hartford Select MidCap Value Fund                            179
            The Hartford Select SmallCap Growth Fund                         181
            The Hartford Short Duration Fund                                 184
            The Hartford Small Company Fund                                  189
            The Hartford SmallCap Growth Fund                                191
            The Hartford Stock Fund                                          194
            The Hartford Target Retirement 2010 Fund                         196
            The Hartford Target Retirement 2020 Fund                         197
            The Hartford Target Retirement 2030 Fund                         198
            The Hartford Tax-Free California Fund                            199
            The Hartford Tax-Free Minnesota Fund                             202
            The Hartford Tax-Free National Fund                              204
            The Hartford Tax-Free New York Fund                              209
            The Hartford Total Return Bond Fund                              211
            The Hartford U.S. Government Securities Fund                     219
            The Hartford Value Fund                                          221
            The Hartford Value Opportunities Fund                            223

          Statements of Assets and Liabilities at April 30, 2006             226

          Statements of Operations for the Six-Month Period Ended April 30,
          2006                                                               236

          Statements of Changes in Net Assets for the Six-Month Period Ended
          April 30, 2006 (Unaudited)   and for the Period Ended October 31,
          2005                                                               246

          Notes to Financial Statements                                      262

          Financial Highlights                                               289

          Directors and Officers (Unaudited)                                 323

          Expense Example (Unaudited)                                        326

          Shareholder Meeting Results                                        332

          Approval of Investment Management and Investment Sub-Advisory
          Agreements (Unaudited)                                             333

          Privacy Policy                                                     337

The Hartford Advisers Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS MAXIMUM LONG-TERM
TOTAL RETURN.

PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                             LEHMAN BROTHERS
                                                                                                         GOVERNMENT/CREDIT BOND
                                                      ADVISERS FUND               S&P 500 INDEX                   INDEX
                                                      -------------               -------------          ----------------------
7/22/96                                                    9450                       10000                       10000
                                                           9516                       10103                       10038
                                                           9582                       10316                       10014
                                                           9951                       10896                       10192
                                                          10187                       11197                       10429
                                                          10773                       12042                       10622
                                                          10543                       11804                       10503
                                                          10923                       12541                       10516
                                                          10971                       12639                       10538
                                                          10705                       12121                       10412
4/97                                                      11123                       12844                       10565
                                                          11589                       13625                       10663
                                                          12031                       14235                       10791
                                                          12750                       15367                       11121
                                                          12156                       14507                       10997
                                                          12666                       15301                       11170
                                                          12484                       14791                       11349
                                                          12888                       15475                       11408
                                                          13000                       15740                       11528
                                                          13126                       15914                       11690
                                                          13698                       17062                       11667
                                                          14177                       17935                       11703
4/98                                                      14381                       18115                       11762
                                                          14245                       17804                       11888
                                                          14808                       18527                       12009
                                                          14906                       18330                       12018
                                                          13666                       15679                       12253
                                                          14226                       16684                       12604
                                                          14766                       18040                       12515
                                                          15257                       19133                       12589
                                                          15741                       20235                       12620
                                                          16062                       21080                       12710
                                                          15711                       20425                       12408
                                                          16194                       21242                       12469
4/99                                                      16676                       22065                       12500
                                                          16294                       21545                       12371
                                                          16935                       22739                       12333
                                                          16632                       22029                       12298
                                                          16460                       21920                       12289
                                                          16241                       21319                       12399
                                                          16769                       22668                       12431
                                                          16952                       23129                       12424
                                                          17642                       24490                       12349
                                                          17072                       23260                       12346
                                                          17155                       22820                       12500
                                                          18314                       25051                       12681
4/00                                                      17961                       24298                       12619
                                                          17690                       23799                       12608
                                                          17997                       24386                       12865
                                                          17839                       24005                       13001
                                                          18525                       25495                       13185
                                                          18034                       24149                       13235
                                                          18087                       24047                       13318
                                                          17539                       22152                       13546
                                                          17802                       22261                       13813
                                                          18112                       23050                       14045
                                                          17404                       20950                       14189
                                                          16720                       19623                       14254
4/01                                                      17388                       21146                       14148
                                                          17510                       21288                       14230
                                                          17068                       20771                       14298
                                                          17079                       20566                       14654
                                                          16464                       19280                       14842
                                                          15820                       17724                       14978
                                                          16158                       18062                       15359
                                                          16809                       19447                       15107
                                                          16874                       19619                       14988
                                                          16648                       19332                       15097
                                                          16547                       18960                       15225
                                                          16823                       19673                       14916
4/02                                                      15951                       18480                       15205
                                                          15860                       18345                       15346
                                                          15198                       17039                       15476
                                                          14721                       15711                       15662
                                                          14744                       15813                       16012
                                                          13812                       14096                       16357
                                                          14474                       15335                       16200
                                                          15125                       16237                       16209
                                                          14644                       15284                       16639
                                                          14380                       14885                       16638
                                                          14289                       14662                       16935
                                                          14313                       14804                       16913
4/03                                                      15027                       16022                       17093
                                                          15638                       16866                       17579
                                                          15759                       17081                       17509
                                                          15817                       17383                       16775
                                                          15978                       17721                       16885
                                                          15923                       17533                       17420
                                                          16445                       18524                       17199
                                                          16561                       18687                       17245
                                                          17258                       19666                       17415
                                                          17351                       20027                       17573
                                                          17490                       20305                       17788
                                                          17315                       19999                       17951
4/04                                                      17000                       19686                       17400
                                                          17128                       19955                       17311
                                                          17419                       20343                       17382
                                                          16987                       19670                       17566
                                                          17115                       19749                       17938
                                                          17079                       19963                       18000
                                                          17091                       20268                       18156
                                                          17408                       21087                       17954
                                                          17850                       21805                       18145
                                                          17649                       21273                       18271
                                                          17885                       21721                       18151
                                                          17498                       21336                       18023
4/05                                                      17439                       20932                       18293
                                                          17902                       21597                       18523
                                                          17908                       21628                       18644
                                                          18396                       22432                       18434
                                                          18492                       22228                       18709
                                                          18566                       22408                       18464
                                                          18339                       22034                       18306
                                                          18889                       22866                       18400
                                                          19054                       22875                       18575
                                                          19414                       23480                       18541
                                                          19378                       23544                       18591
                                                          19451                       23837                       18387
4/06                                                      19620                       24157                       18329

    --- ADVISERS FUND              -- LEHMAN BROTHERS GOVERNMENT/     --- S&P 500 INDEX
        $9,450  starting value         CREDIT BOND INDEX                  $10,000 starting value
        $19,620 ending value           $10,000 starting value             $24,157 ending value
                                       $18,329 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is a broad based unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

              INCEPTION                       SINCE
                DATE      1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
Advisers A#   7/22/1996   12.50%   2.44%      7.76%
----------------------------------------------------------
Advisers A##  7/22/1996    6.32%   1.29%      7.14%
----------------------------------------------------------
Advisers B#   7/22/1996   11.70%   1.70%      NA*
----------------------------------------------------------
Advisers B##  7/22/1996    6.70%   1.33%      NA*
----------------------------------------------------------
Advisers C#   7/22/1996   11.80%   1.80%      7.04%
----------------------------------------------------------
Advisers C##  7/22/1996   10.80%   1.80%      7.04%
----------------------------------------------------------
Advisers Y#   7/22/1996   13.03%   2.95%      8.27%
----------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Classes B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner


SAUL J. PANNELL, CFA
Senior Vice President, Partner

JOHN C. KEOGH
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice-President

CHRISTOPHER L. GOOTKIND
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Advisers Fund Class A, before sales charge, returned 6.98% for the six-month period ended April 30, 2006, versus returns of 9.64% for the S&P 500 Index, 0.13% for the Lehman Brothers Government/Credit Bond Index and the Lipper Balanced Portfolio Funds average of 7.45%.

WHY DID THE FUND PERFORM THIS WAY?

US equity indices continued to move higher during the period, as investors sensed that the Federal Reserve may be close to completing this interest rate tightening cycle and economic data indicated strong global growth. This positive sentiment was coupled with continued strong earnings growth as the S&P 500 Index appeared ready to post its 16th straight quarter of double digit growth in operating earnings (since 2Q 2002). Propelled by strong economic growth, Materials, Energy, and Industrials were the strongest performing sectors of the S&P 500 during the period. Utilities, Health Care, and Consumer Staples were the worst performing sectors for the period as investors clearly shifted away from "safe havens" and into more cyclically exposed sectors.

Bond returns were negligibly positive during the period. Interest rates rose across the yield curve as expectations of future Fed tightening were adjusted upwards. Growth and commodity-based inflationary measures may push the Fed to raise short term interest rates above 5%.

The Fund outperformed its benchmark because it added value in two areas: the asset allocation decision to overweight stocks versus bonds and relative performance in its equity portion. The Fund's fixed income portion trailed its Lehman Government/Credit benchmark.

The Fund's equity holdings outperformed during the quarter primarily due to strong stock selection in Technology and Financials. UBS was the greatest contributor to returns on both an absolute and benchmark-relative basis. One of the world's fastest growing and most profitable wealth managers, UBS continues to improve its mix of business towards the higher multiple wealth management business. Technology stocks Nokia and Samsung were also strong contributors, as Nokia demonstrated an ability to gain share and improve profitability and Samsung benefited from its leading position in Flash memory.

--------------------------------------------------------------------------------

Stock selection in the Materials and Energy sectors hurt returns relative to the benchmark. The largest detractor from returns on both an absolute and relative basis was XM Satellite, which struggled controlling costs per gross subscriber add during the period. Medtronic also negatively contributed to results, as product recalls at a Cardiac Rhythm Devices competitor caused an overall slowdown in the market impacting the Medtronic's business as well. In addition, indications of a cut in government reimbursement rates have added to the controversy. Dow Chemical detracted from results as it struggled with passing on higher energy prices.

Within fixed income, the Fund's slightly longer-than-benchmark duration and yield curve positioning detracted from returns. The Fund benefited from an overweight position in Mortgage Backed Securities (MBS) as pass-throughs and commercial mortgage backed securities posted strong excess returns during the period. In addition, the Fund benefited from a tactical investment in 20 year Treasury Inflation Protected Securities (TIPS) from exposure to credit and structured securities.

WHAT IS THE OUTLOOK?

As a result of our bottom-up investment approach, at period end the Fund's largest equity overweights were in the Consumer Discretionary and Health Care sectors. Our largest underweights were in Consumer Staples, Financials, Energy, and Industrials. At the end of the period the Fund held 65% in equities.

COMPOSITION BY SECTOR
as of April 30, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Common Stock                                               65.4%
-------------------------------------------------------------------
Asset Backed and Commercial Mortgage Securities             5.1
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          11.9
-------------------------------------------------------------------
Municipal Bonds                                             0.2
-------------------------------------------------------------------
U.S. Government Securities                                 13.7
-------------------------------------------------------------------
U.S. Government Agencies                                    1.3
-------------------------------------------------------------------
Short-Term Investments                                     17.2
-------------------------------------------------------------------
Other Assets & Liabilities                                -14.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.0%
-------------------------------------------------------------------
Capital Goods                                               1.9
-------------------------------------------------------------------
Consumer Cyclical                                           6.0
-------------------------------------------------------------------
Consumer Staples                                            4.7
-------------------------------------------------------------------
Energy                                                      5.4
-------------------------------------------------------------------
Finance                                                    24.1
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 9.7
-------------------------------------------------------------------
Services                                                    6.9
-------------------------------------------------------------------
Technology                                                 18.7
-------------------------------------------------------------------
Transportation                                              0.3
-------------------------------------------------------------------
U.S. Government Agencies                                    1.3
-------------------------------------------------------------------
U.S. Government Securities                                 13.7
-------------------------------------------------------------------
Utilities                                                   1.7
-------------------------------------------------------------------
Short-Term Investments                                     17.2
-------------------------------------------------------------------
Other Assets & Liabilities                                -14.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Aggressive Growth Allocation Fund
(advised by Hartford Investment Financial Services, LLC)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL
APPRECIATION.

PERFORMANCE OVERVIEW(2) 5/28/04 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                             AGGRESSIVE GROWTH ALLOCATION FUND            S&P 500 INDEX
                                                             ---------------------------------            -------------
5/28/04                                                                     9450                              10000
                                                                            9450                              10000
                                                                            9705                              10194
7/04                                                                        9318                               9857
                                                                            9280                               9897
                                                                            9592                              10004
10/04                                                                       9809                              10157
                                                                           10291                              10567
                                                                           10669                              10927
1/05                                                                       10357                              10661
                                                                           10565                              10885
                                                                           10328                              10692
4/05                                                                       10073                              10490
                                                                           10442                              10823
                                                                           10612                              10838
7/05                                                                       11029                              11241
                                                                           11038                              11139
                                                                           11162                              11229
10/05                                                                      10849                              11042
                                                                           11329                              11459
                                                                           11536                              11463
1/06                                                                       12127                              11766
                                                                           12041                              11798
                                                                           12280                              11945
4/06                                                                       12538                              12105

    --- AGGRESSIVE GROWTH ALLOCATION FUND      --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $12,538 ending value                       $12,105 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                                  INCEPTION              SINCE
                                    DATE      1 YEAR   INCEPTION
---------------------------------------------------------------------
Aggressive Growth Allocation A#   5/28/2004   24.47%    15.84%
---------------------------------------------------------------------

Aggressive Growth Allocation A##  5/28/2004   17.62%    12.48%
---------------------------------------------------------------------

Aggressive Growth Allocation B#   5/28/2004   23.65%    15.06%
---------------------------------------------------------------------

Aggressive Growth Allocation B##  5/28/2004   18.65%    13.22%
---------------------------------------------------------------------

Aggressive Growth Allocation C#   5/28/2004   23.65%    15.06%
---------------------------------------------------------------------

Aggressive Growth Allocation C##  5/28/2004   22.65%    15.06%
---------------------------------------------------------------------


 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six month period ended April 30, 2006, The Hartford Aggressive Growth Allocation Fund (Class A) had a total return, before sales charges, of 15.56% versus the return of 11.53% for the Lipper Multi-Cap Core Funds Average and 9.64% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?
During 2005, the Federal Reserve's monetary policy reflected a concern that strong growth in the U.S. and global economies would lead to inflation. As the Federal Reserve (the Fed) continued to raise its Target Federal Funds (Fed Funds) rate, short-term interest rates rose. However, in part due to demand from domestic and foreign investors, long term rates remained relatively stable through the end of the year and did not start rising until later into the six month period ended April 30, 2006. As encouraging economic data in the new year continued to show strength, investors gained confidence in the U.S. economy's prospects for future growth. Overseas economies also demonstrated greater strength during the period, which contributed further to an improvement in sentiment among U.S. businesses. Although many commodities reached historical highs, the price of oil approached the record level reached after Hurricanes Katrina and Rita, and the potential for inflation increased as the economy strengthened, businesses continued to increase hiring and making capital expenditures.

The conditions that were favorable for traditionally riskier bonds were also well suited for stocks as equity markets also responded favorably to a more optimistic economic outlook. Equities outperformed bonds year-to-date and for the six month period. The large cap S&P 500 Index returned 9.64% for the period, with the cyclical (economically sensitive) Materials and Industrials sectors being among the strongest performing groups. Oil companies responding to record profits and historically high gasoline prices caused the Energy sector to be one of the top performing sectors. In contrast, the typically defensive Utilities and Consumer Staples sectors were among the weakest performing groups of the period. The positive economic backdrop particularly benefited small caps, as measured by the Russell 2000 Index. They outpaced their large cap counterparts, gaining 18.91% for the period. International equities, as measured by the MSCI EAFE Index (a common proxy for foreign stock markets) were the strongest performing equity category, returning 22.89% for the period. International equities were supported by strong global growth and concern regarding a weakening US dollar.

The Fund's target asset allocation is structured around five equity indices. As investors became more confident in the strength of the global economy, they were willing to accept more risk and sought

--------------------------------------------------------------------------------

greater returns from the traditionally more volatile foreign, small and mid capitalization equity styles to domestic large cap equities. For the period, the MSCI EAFE (up 22.89%) was the top performing index, followed by the small cap Russell 2000 (up 18.91%), the Russell Midcap (up 14.35%), the Russell 1000 Value (up 12.87%) and the Russell 1000 Growth (up 7.06%). The Funds higher allocation to the traditionally more volatile asset classes was the greatest contributor to the Fund's outperformance relative to its benchmark. Although the Fund typically uses cash flows to rebalance the Fund, a hard rebalance was performed in February due to the strong performance by certain asset classes. While there are trading costs that occur when a hard rebalance is instituted, we believe these expenses had a negligible impact upon performance.

WHAT IS THE OUTLOOK?

Up to this point, economic data has proven to be stronger than the markets had anticipated, thereby leading many investors to expect more aggressive monetary tightening by the Federal Reserve through the first half of 2006. However, statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent," which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hikes were automatic regardless of the incoming data. Even so, as of this discussion on April 30, 2006, the market expectation remains certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. Adding further upward pressure to interest rates, oil prices and many commodities continue to rise in price. While higher interest rates usually put downward pressure upon equities, companies generate higher profits when the economy is strong. If the markets continue to favor riskier securities, the structure of the Fund is likely to benefit, since by design the equity component targets allocations to mid cap, small cap and international stocks in addition to large cap stocks. Thus, when "riskier" stocks lead the market, we expect our portfolio will lead the large cap index. While we may tactically make changes to portfolio allocations, under normal circumstances our philosophy is to remain true to our long-term strategic allocations. We expect that the portfolio managers in the underlying funds will add further value through active management. Whenever possible, we will use cash flows to implement our allocation changes.

COMPOSITION BY UNDERLYING FUND
as of April 30, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                10.8%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                  16.9
-------------------------------------------------------------------
Hartford Dividend and Growth Fund, Class Y                  2.0
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       4.9
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               7.9
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 4.0
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   5.0
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          3.0
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          7.1
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         2.0
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 2.0
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        5.9
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                     11.9
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                8.0
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  8.0
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Balanced Allocation Fund
(advised by Hartford Investment Financial Services, LLC)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL
APPRECIATION AND INCOME.

PERFORMANCE OVERVIEW(2) 5/28/04 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                                BALANCED ALLOCATION FUND          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                ------------------------          -------------           --------------------
5/28/04                                                    9450                       10000                       10000
                                                           9450                       10000                       10000
                                                           9582                       10194                       10057
7/04                                                       9393                        9857                       10156
                                                           9412                        9897                       10350
                                                           9606                       10004                       10378
10/04                                                      9748                       10157                       10465
                                                          10022                       10567                       10382
                                                          10291                       10927                       10477
1/05                                                      10101                       10661                       10543
                                                          10215                       10885                       10481
                                                          10051                       10692                       10427
4/05                                                       9937                       10490                       10568
                                                          10194                       10823                       10682
                                                          10313                       10838                       10741
7/05                                                      10542                       11241                       10643
                                                          10609                       11139                       10779
                                                          10677                       11229                       10668
10/05                                                     10476                       11042                       10584
                                                          10784                       11459                       10631
                                                          10941                       11463                       10732
1/06                                                      11299                       11766                       10732
                                                          11260                       11798                       10768
                                                          11366                       11945                       10662
4/06                                                      11531                       12105                       10643

    --- BALANCED ALLOCATION FUND  -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        $9,450 starting value         BOND INDEX                         $10,000 starting value
        $11,531 ending value          $10,000 starting value             $12,105 ending value
                                      $10,643 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1)  (as of 4/30/06)

                                    SINCE
                         1 YEAR   INCEPTION
------------------------------------------------
Balanced Allocation A#   16.04%    10.90%
------------------------------------------------
Balanced Allocation A##   9.66%     7.69%
------------------------------------------------
Balanced Allocation B#   15.16%    10.10%
------------------------------------------------
Balanced Allocation B##  10.16%     8.18%
------------------------------------------------
Balanced Allocation C#   15.28%    10.10%
------------------------------------------------
Balanced Allocation C##  14.28%    10.10%
------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six month period ended April 30, 2006, The Hartford Balanced Allocation Fund Class A had a total return, before sales charges, of 10.07% versus the return of 7.33% for the Lipper Mixed-Asset Target Allocation Moderate Funds Average and 0.56% for the Lehman Brothers U.S. Aggregate Bond Index and 9.64% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates at each of its meetings in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. However, despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. The result was a flatter yield curve yield in which investors did not receive substantially higher rates in return for longer holding periods. So far this year, investor confidence in the future prospects of the U.S. economy has continued to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Many commodities reached historical highs, and the price of oil again approached record highs. Therefore, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose later in the first quarter of 2006. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value. However, the credit-sensitive sectors generally outperformed Treasury bonds, reflecting expectations for continued economic growth and growing capacity to service debt on a timely basis.

The conditions that were favorable for traditionally riskier bonds were also well suited for stocks as equity markets also responded favorably to a more optimistic economic outlook. Equities outperformed bonds year-to-date and for the six month period. The large cap S&P 500 Index returned 9.64% for the period, with the cyclical (economically sensitive) Materials and Industrials sectors being among the strongest performing groups. Oil companies responding to record profits and historically high gasoline prices caused the Energy sector to be one of the top performing sectors. In contrast, the typically defensive Utilities and Consumer Staples sectors were among the weakest performing groups of the period. The positive economic backdrop particularly benefited small caps, as measured by the Russell 2000 Index. They outpaced their large cap counterparts, gaining 18.91% for the

--------------------------------------------------------------------------------

period. International equities, as measured by the MSCI EAFE Index (a common proxy for foreign stock markets) were the strongest performing equity category, returning 22.89% for the period. International equities were supported by strong global growth and concern regarding a weakening US dollar.

The Fund was positioned for rising interest rates, maintaining duration less than the Lehman Aggregate. For the six-month period, this short duration positioning enhanced overall performance. Within the major sectors of the Lehman Brothers U.S. Aggregate Index (a proxy for U.S. investment grade bonds), ABS securities were the top performer, while U.S. Treasuries were the weakest. The Fund is structured around six fixed income indices. For the period the best performer was the Lehman Brothers High Yield Index (up 4.95%), followed by the Credit Suisse Leveraged Loan Index (up 3.46%), Cash (up 2.04%), the Lehman Brothers 1-3 Year Government Index (up 1.47%), the Lehman Brothers U.S. Aggregate Index (up 0.56%), and the Lehman U.S. TIPS Index (down 0.96%). Consequently, the Fund benefited from its diversification since 4 of the 5 other indices outperformed the Lehman Brothers U.S. Aggregate Index.

The equity component of the asset allocation Fund is structured around five equity indices. The Fund benefited from its allocation to small cap, mid cap and international equities as each of these asset classes outperformed domestic large caps. For the period, the MSCI EAFE (up 22.89%) was the top performing index, followed by the small cap Russell 2000 (up 18.91%), the Russell Midcap (up 14.35%), the Russell 1000 Value (up 12.87%) and the Russell 1000 Growth (up 7.06%). The Funds higher allocation to the traditionally more volatile asset classes was the greatest contributor to the Fund's outperformance relative to its benchmark. Although the Fund typically uses cash flows to rebalance the Fund, a hard rebalance was performed in February due to the strong performance by certain asset classes. While there are trading costs that occur when a hard rebalance is instituted, we believe these expenses had a negligible impact upon performance.

WHAT IS THE OUTLOOK?

Up to this point, economic data has proven to be stronger than the markets had anticipated, thereby leading many investors to expect more aggressive monetary tightening by the Federal Reserve through the first half of 2006. However, statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent," which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hikes were automatic regardless of the incoming data. Even so, as of this discussion on April 30, 2006, the market expectation remains certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. Adding further upward pressure to interest rates, oil prices and many commodities continue to rise in price.

With this backdrop, our underlying fixed income funds by and large remain somewhat defensive, with durations close to or slightly below the benchmark duration. Additionally, tight spreads of Investment-Grade Corporate yields over Treasury yields, combined with concerns about the risk of leveraged buyouts and other event risks, have generally led the underlying Funds to decrease exposure to the Investment Grade Bond sector. In addition to large caps, by design the equity component targets allocations to mid cap, small cap and international stocks. When these "riskier" stocks lead the market, we expect our portfolio will lead the large cap index. While we may tactically make changes to allocations, under normal circumstances our philosophy is to remain true to our long-term strategic allocations. We expect that the portfolio managers in the underlying funds will add further value through active management. Whenever possible, we will use cash flows to implement our allocation changes.

COMPOSITION BY UNDERLYING FUND
as of April 30, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                10.0%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                   5.0
-------------------------------------------------------------------
Hartford Dividend and Growth Fund, Class Y                  3.0
-------------------------------------------------------------------
Hartford Floating Rate Fund, Class Y                        6.0
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       3.9
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               2.0
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 2.9
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                           2.0
-------------------------------------------------------------------
Hartford Income Fund, Class Y                               3.0
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                      10.0
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   5.0
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          2.0
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          2.0
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         2.0
-------------------------------------------------------------------
Hartford Money Market Fund, Class Y                         2.0
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 1.9
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                       5.9
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        5.9
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      3.9
-------------------------------------------------------------------
Hartford Stock Fund, Class Y                                2.0
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                   10.9
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                2.0
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  6.0
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Capital Appreciation Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                CAPITAL APPRECIATION FUND         S&P 500 INDEX            RUSSELL 3000 INDEX
                                                -------------------------         -------------            ------------------
7/22/96                                                    9450                       10000                       10000
                                                           9667                       10103                       10078
                                                          10593                       10316                       10384
                                                          11302                       10896                       10949
                                                          11671                       11197                       11149
                                                          12531                       12042                       11936
                                                          13017                       11804                       11792
                                                          14118                       12541                       12444
                                                          14031                       12639                       12458
                                                          13368                       12121                       11894
4/97                                                      13485                       12844                       12480
                                                          16252                       13625                       13333
                                                          17634                       14235                       13887
                                                          19320                       15367                       14975
                                                          19702                       14507                       14368
                                                          21535                       15301                       15183
                                                          20369                       14791                       14673
                                                          20398                       15475                       15235
                                                          20192                       15740                       15540
                                                          19715                       15914                       15620
                                                          21572                       17062                       16738
                                                          22312                       17935                       17567
4/98                                                      22434                       18115                       17740
                                                          20943                       17804                       17302
                                                          21268                       18527                       17887
                                                          20380                       18330                       17562
                                                          15928                       15679                       14872
                                                          16602                       16684                       15887
                                                          18246                       18040                       17092
                                                          19491                       19133                       18138
                                                          20849                       20235                       19291
                                                          22391                       21080                       19946
                                                          21074                       20425                       19239
                                                          22861                       21242                       19945
4/99                                                      24157                       22065                       20846
                                                          25127                       21545                       20450
                                                          26495                       22739                       21483
                                                          26812                       22029                       20832
                                                          25873                       21920                       20595
                                                          25413                       21319                       20068
                                                          27026                       22668                       21327
                                                          29528                       23129                       21924
                                                          34767                       24490                       23323
                                                          34372                       23260                       22409
                                                          39951                       22820                       22616
                                                          39831                       25051                       24388
4/00                                                      35677                       24298                       23529
                                                          33792                       23799                       22868
                                                          37325                       24386                       23545
                                                          36737                       24005                       23129
                                                          40833                       25495                       24844
                                                          39679                       24149                       23719
                                                          38306                       24047                       23381
                                                          34601                       22152                       21226
                                                          37671                       22261                       21583
                                                          39797                       23050                       22321
                                                          37448                       20950                       20282
                                                          35703                       19623                       18960
4/01                                                      38734                       21146                       20480
                                                          39272                       21288                       20645
                                                          38603                       20771                       20264
                                                          36842                       20566                       19930
                                                          35239                       19280                       18753
                                                          30809                       17724                       17099
                                                          31703                       18062                       17497
                                                          33832                       19447                       18845
                                                          35134                       19619                       19110
                                                          33767                       19332                       18870
                                                          32741                       18960                       18485
                                                          34279                       19673                       19295
4/02                                                      32163                       18480                       18283
                                                          31756                       18345                       18071
                                                          29140                       17039                       16770
                                                          26590                       15711                       15437
                                                          27129                       15813                       15510
                                                          25052                       14096                       13880
                                                          26905                       15335                       14985
                                                          29179                       16237                       15892
                                                          27103                       15284                       14994
                                                          26459                       14885                       14627
                                                          26104                       14662                       14386
                                                          25709                       14804                       14537
4/03                                                      27786                       16022                       15725
                                                          29981                       16866                       16674
                                                          30730                       17081                       16899
                                                          31296                       17383                       17286
                                                          32439                       17721                       17669
                                                          32386                       17533                       17478
                                                          34831                       18524                       18535
                                                          35607                       18687                       18791
                                                          38051                       19666                       19650
                                                          38643                       20027                       20060
                                                          39997                       20305                       20330
                                                          39957                       19999                       20089
4/04                                                      38551                       19686                       19674
                                                          39326                       19955                       19960
                                                          40891                       20343                       20356
                                                          38906                       19670                       19586
                                                          38288                       19749                       19667
                                                          39589                       19963                       19969
                                                          40483                       20268                       20297
                                                          43256                       21087                       21241
                                                          44873                       21805                       21998
                                                          43835                       21273                       21412
                                                          45504                       21721                       21883
                                                          43743                       21336                       21513
4/05                                                      42455                       20932                       21046
                                                          43703                       21597                       21843
                                                          44558                       21628                       21996
                                                          46779                       22432                       22898
                                                          47173                       22228                       22680
                                                          48843                       22408                       22878
                                                          47988                       22034                       22450
                                                          50579                       22866                       23323
                                                          51649                       22875                       23344
                                                          54281                       23480                       24124
                                                          53775                       23544                       24167
                                                          54585                       23837                       24585
4/06                                                      56048                       24157                       24851

    --- CAPITAL APPRECIATION FUND  --- S&P 500 INDEX              -- RUSSELL 3000 INDEX
        $9,450  starting value         $10,000 starting value         $10,000 starting value
        $56,048 ending value           $24,157 ending value           $24,851 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

RUSSELL 3000 INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total capitalization.

The Fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the Fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the Fund.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

             INCEPTION                       SINCE
               DATE      1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------
Cap App A#   7/22/1996   32.01%   7.66%     19.97%
---------------------------------------------------------
Cap App A##  7/22/1996   24.75%   6.45%     19.28%
---------------------------------------------------------
Cap App B#   7/22/1996   30.97%   6.87%      NA*
---------------------------------------------------------
Cap App B##  7/22/1996   25.97%   6.56%      NA*
---------------------------------------------------------
Cap App C#   7/22/1996   31.10%   6.97%     19.18%
---------------------------------------------------------
Cap App C##  7/22/1996   30.10%   6.97%     19.18%
---------------------------------------------------------
Cap App Y#   7/22/1996   32.63%   8.26%     20.57%
---------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT

SAUL J. PANNELL, CFA
Senior Vice President, Partner

FRANK D. CATRICKES, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation Fund Class A, before sales charge, returned 16.79% for the six-month period ended April 30, 2006. The Fund's performance outpaced the 10.70% return for the Russell 3000, the return of 9.64% for the S&P 500 Index and the 11.5% return of the Lipper Multi-Cap Core Average.

WHY DID THE FUND PERFORM THIS WAY?

US equity markets rose during the period, supported by strength in corporate earnings, a solidifying global economy, and benign inflation. For the six months ended April 30, large cap stocks substantially trailed small cap and mid cap stocks, when measured using the S&P 500, Russell 2000, and S&P 400 indexes, respectively. Every sector within the Fund's Russell 3000 benchmark rose, led by Materials and Industrials. Utilities and Health Care stocks, up only modestly during the period, lagged the broader market.

Relative performance was strong across the board, as the Fund added value in all ten economic sectors. Topping the list was the Financials sector, with strong relative and absolute contributions from Brazilian bank Unibanco, Chinese insurance company China Life Insurance, and Japanese integrated financial firm Orix. Other leading sectors included Energy and Technology. Favorable results in Energy were powered by relative and absolute outperformance from Canadian uranium producer Cameco and US oilfield services company Weatherford. Top performers in Technology included Korean electronics giant Samsung and U.S. glass substrate maker Corning. Shares of Corning rose in concert with strong flat panel television sales and improving prospects for its other divisions, while Samsung benefited from continued growth in demand for NAND flash memory.

The Fund's top contributors are geographically diverse companies that are benefiting from continued global expansion, but they are also in areas seeing significant local growth. China is continuing to expand at a rapid pace, fueling business opportunities for local and global companies. Brazil, with its natural resources, falling

--------------------------------------------------------------------------------

inflation, and pro-business government, is one of the leading emerging markets. The US continues to expand despite the headwinds of higher interest rates and rising oil prices. Access to these leading companies across the globe is an important component of our ability to provide attractive long-term results.

Despite broad strength in Fund results, several stocks detracted from absolute and relative performance during the period. Chemical company Dow Chemical was pressured by falling volumes and rising costs at period end; we retained our position due to the firm's transition to a less capital-intensive structure, which should increase cash flow going forward. Another chemicals company, Lyondell, was impacted by an unfavorable lead paint ruling. We exited our position in the stock. Shares in NAND flash memory company SanDisk fell when the company announced plans to cut prices aggressively. We retained our position as we believe the price cuts will spur long-term volume and revenue growth. The Fund was also negatively impacted on a relative basis by a position in Wellpoint Health.

WHAT IS THE OUTLOOK?

Economic growth continues to surprise on the upside. Recent GDP figures have been volatile, but the rate of expansion heading into 2006 was very strong, and we expect first quarter data to show a continuation of this trend. While the economic drag of a more restrictive Fed, higher energy prices, and slowing housing markets should dampen U.S. growth, over the near term, the momentum of the global economy is countering many of the headwinds in the U.S. Our ability to look for the best stocks globally enables us to position the portfolio favorably in such an environment.

We continue to focus our efforts on picking stocks one-at-a-time based upon detailed fundamental research. At the end of the quarter, the Portfolio held greater-than-index weights in Materials, Telecommunication Services, and Energy, and lower-than-index weights in Consumer Staples, Utilities, and Financials. We closed the period with 113 names, an asset-weighted market capitalization of $63.2 billion, and 24% of the Fund in non-US stocks.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.6%
-------------------------------------------------------------------
Capital Goods                                               6.8
-------------------------------------------------------------------
Consumer Cyclical                                           4.2
-------------------------------------------------------------------
Consumer Staples                                            1.9
-------------------------------------------------------------------
Energy                                                      8.3
-------------------------------------------------------------------
Finance                                                    20.4
-------------------------------------------------------------------
Health Care                                                 7.7
-------------------------------------------------------------------
Services                                                    9.0
-------------------------------------------------------------------
Technology                                                 24.8
-------------------------------------------------------------------
Transportation                                              2.4
-------------------------------------------------------------------
Utilities                                                   0.4
-------------------------------------------------------------------
Short-Term Investments                                     13.1
-------------------------------------------------------------------
Other Assets & Liabilities                                 -7.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of April 30, 2006

                                                      PERCENTAGE OF
             DIVERSIFICATION BY COUNTRY                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.7%
-------------------------------------------------------------------
Brazil                                                      2.1
-------------------------------------------------------------------
Canada                                                      3.9
-------------------------------------------------------------------
China                                                       0.6
-------------------------------------------------------------------
Germany                                                     1.3
-------------------------------------------------------------------
Greece                                                      0.2
-------------------------------------------------------------------
India                                                       1.8
-------------------------------------------------------------------
Ireland                                                     0.5
-------------------------------------------------------------------
Israel                                                      0.9
-------------------------------------------------------------------
Italy                                                       0.3
-------------------------------------------------------------------
Japan                                                       1.8
-------------------------------------------------------------------
Luxembourg                                                  1.0
-------------------------------------------------------------------
Mexico                                                      1.0
-------------------------------------------------------------------
Russia                                                      0.6
-------------------------------------------------------------------
South Korea                                                 2.1
-------------------------------------------------------------------
Switzerland                                                 0.5
-------------------------------------------------------------------
Taiwan                                                      0.5
-------------------------------------------------------------------
Turkey                                                      0.8
-------------------------------------------------------------------
United Kingdom                                              3.0
-------------------------------------------------------------------
United States                                              70.9
-------------------------------------------------------------------
Short Term Investments                                     13.1
-------------------------------------------------------------------
Other Assets & Liabilities                                 -7.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Capital Appreciation II Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(2) 4/29/05 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                             CAPITAL APPRECIATION II FUND      RUSSELL 3000 INDEX             S&P 500 INDEX
                                             ----------------------------      ------------------             -------------
4/29/05                                                  9450                         10000                       10000
                                                         9450                         10000                       10000
                                                         9809                         10379                       10318
6/05                                                    10008                         10451                       10333
                                                        10452                         10880                       10717
8/05                                                    10518                         10776                       10619
                                                        10669                         10871                       10705
10/05                                                   10461                         10667                       10526
                                                        10890                         11082                       10924
12/05                                                   11225                         11092                       10928
                                                        11972                         11463                       11217
2/06                                                    11838                         11483                       11248
                                                        12068                         11682                       11388
4/06                                                    12460                         11808                       11541

    --- CAPITAL APPRECIATION II    --- RUSSELL 3000 INDEX         -- S&P 500 INDEX
        FUND                           $10,000 starting value         $10,000 starting value
        $9,450  starting value         $11,808 ending value           $11,541 ending value
        $12,460 ending value

RUSSELL 3000 INDEX measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                INCEPTION              SINCE
                  DATE      1 YEAR   INCEPTION
---------------------------------------------------
Cap App II A#   4/29/2005   31.86%    31.76%
---------------------------------------------------
Cap App II A##  4/29/2005   24.61%    24.53%
---------------------------------------------------
Cap App II B#   4/29/2005   30.95%    30.86%
---------------------------------------------------
Cap App II B##  4/29/2005   25.95%    26.87%
---------------------------------------------------
Cap App II C#   4/29/2005   31.05%    30.96%
---------------------------------------------------
Cap App II C##  4/29/2005   30.05%    30.96%
---------------------------------------------------
Cap App II Y#   4/29/2005   32.46%    32.36%
---------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT

JAMES H. AVERILL, PHD
Senior Vice President

DAVID R. FASSNACHT, CFA
Senior Vice President

JAMES N. MORDY
Senior Vice President

DAVID W. PALMER, CFA
Vice President

MICHAEL T. CARMEN, CFA
Senior Vice President

FRANK D. CATRICKES, CFA
Vice President

NICHOLAS M. CHOUMENKOVITCH, CFA
Vice President

SAUL J. PANNELL, CFA
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation II Fund Class A, before sales charge, returned 19.11% for the sixth-month period ended April 30, 2006. The Fund's return exceeded both the 10.70% return of the Russell 3000 Index and the 11.6% return of the Lipper Multi-Cap Growth Funds Average.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets rose during the period, supported by strength in corporate earnings, a solidifying global economy, and benign inflation. For the six months ended April 30, large cap stocks substantially trailed small cap and mid cap stocks, when measured using the S&P 500, Russell 2000, and S&P 400 indexes, respectively. Every sector within the Fund's Russell 3000 benchmark rose, led by Materials and Industrials. Utilities and Health Care stocks, up only modestly during the period, lagged the broader market.

Positive stock selection in nine of ten economic sectors contributed to the Fund's outperformance relative to the benchmark. Technology, Materials, and Energy were the areas of greatest relative strength. The Fund's top contributors to both absolute and relative performance were uranium producer Cameco and Brazilian discount airline GOL Linhas. Cameco shares increased on continued high demand for uranium in a supply-constrained environment; GOL rose on strong financial results despite high fuel prices. Other significant contributors to relative returns included metals and mining company Vedanta Resources, hybrid seed producer Origin Agritech, and global bank UBS. Positive contributors to absolute returns also included glass substrate maker Corning and aluminum giant Alcoa. Corning rose in concert with

--------------------------------------------------------------------------------

strong flat panel television sales and improving prospects for its other divisions; shares in Alcoa gained when the company reported a strong first quarter based in part on operating leverage to improving commodity prices.

While performance was strong across the board, there were some pockets of weakness. The largest underperformers on an absolute basis were Sirius Satellite and Foxhollow Technologies. Satellite radio provider Sirius Satellite declined on management guidance for subscriber acquisition costs that were higher than market expectations. Shares of Foxhollow Technology, a medical device manufacturer, fell on the announcement that their CEO was retiring, raising concerns that spending levels will rise precipitously in 2006. Relative to the benchmark, the Fund was negatively impacted by positions in pharmaceutical firm Schering-Plough and internet services company Yahoo!.

WHAT IS THE OUTLOOK?

The Hartford Capital Appreciation II Fund is multi-managed with an opportunistic investment approach. The Fund's managers pursue diverse and complementary investment strategies, with fundamental, bottom-up research as the foundation for portfolio construction. The Fund is not designed to exhibit an intentional style bias, as the investment opportunity set includes stocks of all market capitalizations, value and growth characteristics and domiciles.

As of the end of the period, Consumer Discretionary, Materials, and Health Care represented the Fund's greatest sector overweights relative to the benchmark. Financials and Consumer Staples were the greatest underweight allocations. The Fund's exposure to non-US stocks represented 29% of assets. This positioning is primarily the result of bottom-up fundamental analysis, rather than from top-down, macro-economic themes.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.1%
-------------------------------------------------------------------
Capital Goods                                               4.6
-------------------------------------------------------------------
Consumer Cyclical                                           9.2
-------------------------------------------------------------------
Consumer Staples                                            2.5
-------------------------------------------------------------------
Energy                                                      6.8
-------------------------------------------------------------------
Finance                                                    14.1
-------------------------------------------------------------------
Health Care                                                11.7
-------------------------------------------------------------------
Services                                                    9.2
-------------------------------------------------------------------
Technology                                                 20.0
-------------------------------------------------------------------
Transportation                                              3.0
-------------------------------------------------------------------
Utilities                                                   1.0
-------------------------------------------------------------------
Short Term Investments                                      5.2
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of April 30, 2006

                                                      PERCENTAGE OF
             DIVERSIFICATION BY COUNTRY                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.3%
-------------------------------------------------------------------
Austria                                                     0.3
-------------------------------------------------------------------
Bermuda                                                     0.2
-------------------------------------------------------------------
Brazil                                                      1.9
-------------------------------------------------------------------
Canada                                                      5.1
-------------------------------------------------------------------
China                                                       0.8
-------------------------------------------------------------------
Finland                                                     1.1
-------------------------------------------------------------------
France                                                      3.3
-------------------------------------------------------------------
Germany                                                     0.5
-------------------------------------------------------------------
Greece                                                      0.1
-------------------------------------------------------------------
Hong Kong                                                   0.2
-------------------------------------------------------------------
India                                                       0.2
-------------------------------------------------------------------
Israel                                                      0.2
-------------------------------------------------------------------
Italy                                                       0.8
-------------------------------------------------------------------
Japan                                                       3.4
-------------------------------------------------------------------
Mexico                                                      0.5
-------------------------------------------------------------------
Netherlands                                                 0.8
-------------------------------------------------------------------
South Africa                                                0.1
-------------------------------------------------------------------
South Korea                                                 0.1
-------------------------------------------------------------------
Spain                                                       0.5
-------------------------------------------------------------------
Sweden                                                      0.3
-------------------------------------------------------------------
Switzerland                                                 1.9
-------------------------------------------------------------------
Turkey                                                      0.2
-------------------------------------------------------------------
United Kingdom                                              3.6
-------------------------------------------------------------------
United States                                              65.8
-------------------------------------------------------------------
Short-Term Investments                                      5.2
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Conservative Allocation Fund
(advised by Hartford Investment Financial Services, LLC)

INVESTMENT OBJECTIVE -- SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(2) 5/28/04 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                             CONSERVATIVE ALLOCATION FUND         S&P 500 INDEX           AGGREGATE BOND INDEX
                                             ----------------------------         -------------           --------------------
5/28/04                                                  9450                         10000                       10000
6/04                                                     9573                         10194                       10057
                                                         9431                          9857                       10156
8/04                                                     9497                          9897                       10350
                                                         9606                         10004                       10378
10/04                                                    9729                         10157                       10465
                                                         9900                         10567                       10382
12/04                                                   10087                         10927                       10477
                                                         9982                         10661                       10543
2/05                                                    10068                         10885                       10481
                                                         9929                         10692                       10427
4/05                                                     9872                         10490                       10568
                                                        10054                         10823                       10682
6/05                                                    10136                         10838                       10741
                                                        10271                         11241                       10643
8/05                                                    10348                         11139                       10779
                                                        10357                         11229                       10668
10/05                                                   10212                         11042                       10584
                                                        10422                         11459                       10631
12/05                                                   10559                         11463                       10732
                                                        10806                         11766                       10732
2/06                                                    10786                         11798                       10768
                                                        10823                         11945                       10662
4/06                                                    10922                         12105                       10643

    --- CONSERVATIVE ALLOCATION    -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        FUND                           BOND INDEX                         $10,000 starting value
        $9,450  starting value         $10,000 starting value             $12,105 ending value
        $10,922 ending value           $10,643 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                                        SINCE
                             1 YEAR   INCEPTION
----------------------------------------------------
Conservative Allocation A#   10.64%     7.82%
----------------------------------------------------
Conservative Allocation A##   4.56%     4.69%
----------------------------------------------------
Conservative Allocation B#   10.02%     7.17%
----------------------------------------------------
Conservative Allocation B##   5.02%     5.21%
----------------------------------------------------
Conservative Allocation C#    9.92%     7.12%
----------------------------------------------------
Conservative Allocation C##   8.92%     7.12%
----------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six month period ended April 30, 2006, The Hartford Conservative Allocation Fund Class A had a total return, before sales charges, of 6.96% versus the return of 4.19% for the Lipper Mixed-Asset Target Allocation Conservative Funds Average and 0.56% for the Lehman Brothers U.S. Aggregate Bond Index and 9.64% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates at each of its meetings in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. However, despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. The result was a flatter yield curve yield in which investors did not receive substantially higher rates in return for longer holding periods. So far this year, investor confidence in the future prospects of the U.S. economy has continued to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Many commodities reached historical highs, and the price of oil again approached record highs. Therefore, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose later in the first quarter of 2006. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value. However, the credit-sensitive sectors generally outperformed Treasury bonds, reflecting expectations for continued economic growth and growing capacity to service debt on a timely basis.

The conditions that were favorable for traditionally riskier bonds were also well suited for stocks as equity markets also responded favorably to a more optimistic economic outlook. Equities outperformed bonds year-to-date and for the six month period. The large cap S&P 500 Index returned 9.64% for the period, with the cyclical (economically sensitive) Materials and Industrials sectors being among the strongest performing groups. Oil companies responding to record profits and historically high gasoline prices caused the Energy sector to be one of the top performing sectors. In contrast, the typically defensive Utilities and Consumer Staples sectors were among the weakest performing

--------------------------------------------------------------------------------

groups of the period. The positive economic backdrop particularly benefited small caps, as measured by the Russell 2000 Index. They outpaced their large cap counterparts, gaining 18.91% for the period. International equities, as measured by the MSCI EAFE Index (a common proxy for foreign stock markets) were the strongest performing equity category, returning 22.89% for the period. International equities were supported by strong global growth and concern regarding a weakening US dollar.

The Fund was positioned for rising interest rates, maintaining duration of less than the Lehman Aggregate. For the six-month period, this short duration positioning enhanced overall performance. Within the major sectors of the Lehman Brothers U.S. Aggregate Index (a proxy for U.S. investment grade bonds), ABS securities were the top performer, while U.S. Treasuries were the weakest. The Fund is structured around six fixed income indices. For the period the best performer was the Lehman Brothers High Yield Index (up 4.95%), followed by the Credit Suisse Leveraged Loan Index (up 3.46%), Cash (up 2.04%), the Lehman Brothers 1-3 Year Government Index (up 1.47%), the Lehman Brothers U.S. Aggregate Index (up 0.56%), and the Lehman U.S. TIPS Index (down 0.96%). Consequently, the Fund benefited from its diversification since 4 of the 5 other indices outperformed the Lehman Brothers U.S. Aggregate Index.

The equity component of the Fund is structured around five equity indices. The Fund benefited from its allocation to small cap, mid cap and international equities as each of these asset classes outperformed domestic large caps. For the period, the MSCI EAFE (up 22.89%) was the top performing index, followed by the small cap Russell 2000 (up 18.91%), the Russell Midcap (up 14.35%), the Russell 1000 Value (up 12.87%) and the Russell 1000 Growth (up 7.06%). The Funds higher allocation to the traditionally more volatile asset classes was the greatest contributor to the Fund's outperformance relative to its benchmark. Although the Fund typically uses cash flows to rebalance the Fund, a total rebalance was performed in February due to the strong performance by certain asset classes. While there are trading costs that occur when a total rebalance is instituted, we believe these expenses had a negligible impact upon performance.


WHAT IS THE OUTLOOK?


Up to this point, economic data has proven to be stronger than the markets had anticipated, thereby leading many investors to expect more aggressive monetary tightening by the Federal Reserve through the first half of 2006. However, statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent," which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hikes were automatic regardless of the incoming data. Even so, as of this discussion on April 30, 2006, the market expectation remains certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. Adding further upward pressure to interest rates, oil prices and many commodities continue to rise in price.

With this backdrop, our underlying fixed income funds by and large remain somewhat defensive, with durations close to or slightly below the benchmark duration. Additionally, tight spreads of Investment-Grade Corporate yields over Treasury yields, combined with concerns about the risk of leveraged buyouts and other event risks, have generally led the underlying Funds to decrease exposure to the Investment Grade Bond sector. In addition to large caps, by design the equity component targets allocations to mid cap, small cap and international stocks. When these "riskier" stocks lead the market, we expect our portfolio will lead the large cap index. While we may tactically make changes to allocations, under normal circumstances our philosophy is to remain true to our long-term strategic allocations. We expect that the portfolio managers in the underlying funds will add further value through active management. Whenever possible, we will use cash flows to implement our allocation changes.

COMPOSITION BY UNDERLYING FUND
as of April 30, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                 7.9%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                   5.9
-------------------------------------------------------------------
Hartford Floating Rate Fund, Class Y                        7.0
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       2.0
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                           4.0
-------------------------------------------------------------------
Hartford Income Fund, Class Y                               3.0
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                      14.0
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   2.0
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          2.0
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          2.0
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         2.0
-------------------------------------------------------------------
Hartford Money Market Fund, Class Y                         2.0
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 2.0
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                      12.9
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      3.0
-------------------------------------------------------------------
Hartford Stock Fund, Class Y                                5.0
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                   17.0
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  6.0
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Disciplined Equity Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL.


PERFORMANCE OVERVIEW(3) 4/30/98 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                  DISCIPLINED EQUITY FUND                 S&P 500 INDEX
                                                                  -----------------------                 -------------
4/30/98                                                                     9450                              10000
                                                                            9242                               9828
                                                                            9592                              10227
                                                                            9592                              10119
                                                                            8269                               8656
                                                                            8829                               9210
                                                                            9625                               9959
                                                                           10156                              10562
                                                                           10847                              11170
                                                                           11198                              11637
                                                                           10790                              11275
                                                                           11311                              11726
4/99                                                                       11652                              12181
                                                                           11416                              11893
                                                                           12145                              12552
                                                                           11889                              12161
                                                                           11719                              12100
                                                                           11368                              11769
                                                                           11861                              12513
                                                                           12177                              12768
                                                                           13104                              13519
                                                                           12359                              12840
                                                                           12330                              12597
                                                                           13648                              13829
4/00                                                                       13104                              13413
                                                                           12779                              13138
                                                                           13249                              13462
                                                                           13143                              13251
                                                                           14028                              14074
                                                                           13181                              13331
                                                                           13123                              13275
                                                                           12073                              12229
                                                                           12254                              12289
                                                                           12855                              12724
                                                                           11813                              11565
                                                                           11172                              10833
4/01                                                                       12073                              11673
                                                                           12174                              11752
                                                                           11923                              11466
                                                                           11663                              11353
                                                                           10971                              10643
                                                                           10059                               9784
                                                                           10380                               9971
                                                                           11111                              10736
                                                                           11212                              10830
                                                                           10951                              10672
                                                                           10631                              10466
                                                                           11021                              10860
4/02                                                                       10250                              10202
                                                                           10150                              10127
                                                                            9298                               9406
                                                                            8657                               8673
                                                                            8707                               8730
                                                                            7755                               7782
                                                                            8446                               8466
                                                                            8897                               8963
                                                                            8396                               8437
                                                                            8116                               8217
                                                                            7985                               8094
                                                                            8036                               8172
4/03                                                                        8657                               8845
                                                                            9128                               9310
                                                                            9208                               9429
                                                                            9328                               9596
                                                                            9538                               9783
                                                                            9538                               9679
                                                                           10100                              10226
                                                                           10250                              10316
                                                                           10777                              10856
                                                                           10937                              11056
                                                                           11058                              11209
                                                                           10887                              11040
4/04                                                                       10737                              10867
                                                                           10727                              11016
                                                                           10968                              11230
                                                                           10526                              10858
                                                                           10516                              10902
                                                                           10627                              11020
                                                                           10697                              11188
                                                                           11158                              11641
                                                                           11611                              12037
                                                                           11388                              11744
                                                                           11611                              11991
                                                                           11388                              11778
4/05                                                                       11187                              11555
                                                                           11590                              11922
                                                                           11722                              11940
                                                                           12146                              12383
                                                                           12115                              12270
                                                                           12237                              12370
                                                                           11893                              12163
                                                                           12338                              12623
                                                                           12315                              12627
                                                                           12618                              12962
                                                                           12608                              12997
                                                                           12730                              13159
4/06                                                                       12851                              13335

    --- DISCIPLINED EQUITY FUND                --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $12,851 ending value                       $13,335 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

                     INCEPTION                       SINCE
                       DATE      1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------------
Disciplined Eqy A#   4/30/1998   14.88%    1.26%     3.91%
-----------------------------------------------------------------
Disciplined Eqy A##  4/30/1998    8.56%    0.12%     3.18%
-----------------------------------------------------------------
Disciplined Eqy B#   4/30/1998   14.12%    0.55%     3.18%
-----------------------------------------------------------------
Disciplined Eqy B##  4/30/1998    9.12%    0.15%     3.18%
-----------------------------------------------------------------
Disciplined Eqy C#   4/30/1998   14.11%    0.56%     3.21%
-----------------------------------------------------------------
Disciplined Eqy C##  4/30/1998   13.11%    0.56%     3.21%
-----------------------------------------------------------------
Disciplined Eqy Y#   4/30/1998   15.49%    1.80%     4.45%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT

JAMES A. RULLO, CFA
Senior Vice President

MAMMEN CHALLY, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Disciplined Equity Fund Class A, before sales charge, returned 8.05% for the six-month period ended April 30, 2006, underperforming both the benchmark S&P 500 Index, which returned 9.64%, and the Lipper Large Cap Core Average, which returned 9.94%.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets started off the year strong. Investors were encouraged by low inflation data and remained hopeful that the U.S. Federal Reserve is nearing an end to interest rate hikes. Record warm weather boosted growth rates from retail sales to industrial production. Consumer confidence indicators remain strong and job growth has been steady. However, the U.S. housing market continued to show signs of weakness. Oil prices reached the mid $60s at the period end, despite high inventories in North America after a mild winter.

The Fund's underperformance reflected weak stock selection in the Energy and Telecommunication Services sector, partially offset by strong stock selection in Health Care and Utilities. In the Energy sector, the Fund was hurt on a relative basis by our preference for exploration and refining stocks and our avoidance of energy services stocks like Schlumberger and Halliburton. Energy Services stocks as a group were up 39% over this period. Other detractors included Microsoft, Dell, Amgen, and St. Paul Travelers. Shares of computer software maker Microsoft declined after the company announced plans to increase spending to better compete with search giant Google. Computer hardware company Dell declined on poor quarterly revenue growth and concerns about its loss of market share. Biotechnology firm Amgen fell on investor concern over near term increases in R&D spending. We believe that these expenditures will improve the product pipeline and provide for higher growth in the long term. Insurance company St. Paul Travelers fell on speculation of a possible European acquisition.

Strong stock selection in Health Care, Utilities and Industrials contributed positively to returns during the six-month period. In Health Care, shares of biopharmaceuticals company Gilead Sciences rose on the strength of Truvada, a one-a-day pill to treat HIV, and on positive trends in Tamiflu royalties from Roche. Other top relative contributors included Office Depot and Lehman Brothers. Among the top absolute contributors to the Fund were Financials stocks Bank of America and Citigroup and Information Technology company Corning. Bank stocks as a group were strong on investor beliefs that the Federal Reserve is nearing the end of its interest rate increases. Shares of glass

--------------------------------------------------------------------------------

substrate maker Corning rose in concert with strong flat panel television sales and improving prospects for its other divisions.

WHAT IS THE OUTLOOK?

The consumer appears to be the most vulnerable segment of the U.S. economy due to high oil prices, higher interest rates and decreasing home prices. However, new Federal Reserve Chairman Ben Bernanke will hopefully soon see core inflation comfortably within his "acceptable" range. We believe this moderation in inflation, together with an increasingly evident deceleration in growth, will allow the Fed to stop raising rates in the near future.

At the end of the period, the Fund's portfolio held greater-than-index weights in Industrials, and Information Technology; and lower-than-index weights in Consumer Discretionary, Utilities, and Financials.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.8%
-------------------------------------------------------------------
Capital Goods                                               7.3
-------------------------------------------------------------------
Consumer Cyclical                                           7.7
-------------------------------------------------------------------
Consumer Staples                                            4.4
-------------------------------------------------------------------
Energy                                                     10.6
-------------------------------------------------------------------
Finance                                                    21.4
-------------------------------------------------------------------
Health Care                                                11.0
-------------------------------------------------------------------
Services                                                    9.7
-------------------------------------------------------------------
Technology                                                 21.7
-------------------------------------------------------------------
Transportation                                              1.2
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short-Term Investments                                      1.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 -0.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Dividend and Growth Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS A HIGH LEVEL OF CURRENT
INCOME CONSISTENT WITH GROWTH OF CAPITAL.


PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                DIVIDEND AND GROWTH FUND          S&P 500 INDEX         RUSSELL 1000 VALUE INDEX
                                                ------------------------          -------------         ------------------------
7/22/96                                                    9450                       10000                       10000
                                                           9545                       10103                       10094
                                                           9696                       10316                       10383
                                                          10149                       10896                       10796
                                                          10423                       11197                       11213
                                                          10990                       12042                       12026
                                                          10895                       11804                       11873
                                                          11409                       12541                       12448
                                                          11590                       12639                       12631
                                                          11143                       12121                       12177
4/97                                                      11504                       12844                       12689
                                                          12246                       13625                       13398
                                                          12906                       14235                       13972
                                                          13652                       15367                       15024
                                                          13002                       14507                       14488
                                                          13768                       15301                       15364
                                                          13356                       14791                       14935
                                                          13989                       15475                       15595
                                                          14272                       15740                       16050
                                                          14456                       15914                       15823
                                                          15067                       17062                       16888
                                                          15860                       17935                       17921
4/98                                                      15773                       18115                       18041
                                                          15510                       17804                       17774
                                                          15672                       18527                       18001
                                                          15555                       18330                       17684
                                                          13567                       15679                       15052
                                                          14416                       16684                       15916
                                                          15436                       18040                       17149
                                                          15897                       19133                       17948
                                                          16338                       20235                       18559
                                                          16180                       21080                       18707
                                                          15935                       20425                       18443
                                                          16327                       21242                       18825
4/99                                                      17332                       22065                       20583
                                                          16889                       21545                       20357
                                                          17457                       22739                       20948
                                                          16914                       22029                       20334
                                                          16479                       21920                       19580
                                                          16043                       21319                       18895
                                                          16964                       22668                       19983
                                                          16869                       23129                       19827
                                                          17085                       24490                       19922
                                                          16395                       23260                       19272
                                                          15473                       22820                       17841
                                                          17175                       25051                       20017
4/00                                                      16962                       24298                       19784
                                                          17318                       23799                       19993
                                                          16774                       24386                       19079
                                                          16774                       24005                       19318
                                                          17725                       25495                       20393
                                                          17893                       24149                       20580
                                                          18242                       24047                       21085
                                                          17883                       22152                       20303
                                                          18799                       22261                       21320
                                                          18509                       23050                       21402
                                                          18337                       20950                       20807
                                                          17747                       19623                       20071
4/01                                                      18653                       21146                       21056
                                                          18966                       21288                       21529
                                                          18478                       20771                       21051
                                                          18597                       20566                       21007
                                                          18002                       19280                       20165
                                                          16831                       17724                       18746
                                                          16842                       18062                       18585
                                                          17750                       19447                       19665
                                                          17940                       19619                       20128
                                                          17984                       19332                       19973
                                                          18260                       18960                       20005
                                                          18745                       19673                       20952
4/02                                                      17971                       18480                       20233
                                                          18137                       18345                       20334
                                                          17186                       17039                       19167
                                                          15857                       15711                       17385
                                                          15746                       15813                       17516
                                                          14036                       14096                       15569
                                                          15068                       15335                       16722
                                                          16077                       16237                       17776
                                                          15394                       15284                       17004
                                                          14872                       14885                       16592
                                                          14561                       14662                       16150
                                                          14530                       14804                       16176
4/03                                                      15588                       16022                       17600
                                                          16580                       16866                       18736
                                                          16720                       17081                       18971
                                                          16877                       17383                       19253
                                                          17245                       17721                       19553
                                                          17037                       17533                       19362
                                                          17843                       18524                       20547
                                                          18168                       18687                       20826
                                                          19345                       19666                       22110
                                                          19401                       20027                       22499
                                                          19749                       20305                       22981
                                                          19501                       19999                       22780
4/04                                                      19310                       19686                       22223
                                                          19321                       19955                       22450
                                                          19811                       20343                       22980
                                                          19361                       19670                       22656
                                                          19530                       19749                       22979
                                                          19865                       19963                       23335
                                                          20080                       20268                       23723
                                                          20934                       21087                       24922
                                                          21668                       21805                       25757
                                                          21130                       21273                       25299
                                                          21885                       21721                       26138
                                                          21447                       21336                       25779
4/05                                                      20987                       20932                       25318
                                                          21355                       21597                       25927
                                                          21454                       21628                       26211
                                                          22203                       22432                       26969
                                                          22203                       22228                       26852
                                                          22594                       22408                       27229
                                                          22063                       22034                       26537
                                                          22736                       22866                       27410
                                                          22842                       22875                       27573
                                                          23638                       23480                       28644
                                                          23517                       23544                       28819
                                                          23888                       23837                       29210
4/06                                                      24504                       24157                       29952

    --- DIVIDEND AND GROWTH     --- S&P 500 INDEX            -- RUSSELL 1000 VALUE INDEX
        FUND                        $10,000 starting value       $10,000 starting value
        $9,450  starting value      $24,157 ending value         $29,952 ending value
        $24,504 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

THE RUSSELL 1000 VALUE INDEX is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

                  INCEPTION                       SINCE
                    DATE      1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
Div & Growth A#   7/22/1996   16.76%   5.61%     10.24%
--------------------------------------------------------------
Div & Growth A##  7/22/1996   10.34%   4.42%      9.60%
--------------------------------------------------------------
Div & Growth B#   7/22/1996   15.73%   4.77%        NA*
--------------------------------------------------------------
Div & Growth B##  7/22/1996   10.73%   4.44%        NA*
--------------------------------------------------------------
Div & Growth C#   7/22/1996   15.91%   4.90%      9.48%
--------------------------------------------------------------
Div & Growth C##  7/22/1996   14.91%   4.90%      9.48%
--------------------------------------------------------------
Div & Growth Y#   7/22/1996   17.31%   6.13%     10.78%
--------------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Classes B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Dividend and Growth Fund Class A, before sales charge, returned 11.07% for the six-month period ended April 30, 2006. The Fund outperformed both its benchmark, the S&P 500 Index, which returned 9.64% and the Lipper Equity Income Average, which returned 11.39%.

WHY DID THE FUND PERFORM THIS WAY?

Overall equity market performance was strong for the period. Global GDP growth remained strong even with another two Federal Reserve increases in short rates to 4.75%. However, the U.S. housing market began to show signs of weakness. Oil prices reached the mid $60s as the period ended, despite high inventories in North America after a mild winter. The stronger global economies in Asia, led by China and Japan, were helpful in maintaining strong commodity markets.

The Fund's outperformance relative to the S&P 500 was primarily due to sector allocation. Our significant overweight to Materials contributed positively to performance as the sector outperformed the market amid stronger global economies. Relative performance also benefited from strong stock selection and an overweight in the Industrials sector.

The Fund's top two contributors to absolute performance over the period were aluminum company Alcoa and railroad company CSX. Alcoa rose on higher than expected U.S. spending on building and construction, while shares of CSX moved higher on good volumes and strong pricing in its railroad operations. Industrials holdings Parker Hannifin, Deere, and Caterpillar also rose on strong operating results. Other major contributors were Schlumberger, which rose sharply on increased spending by oil companies; Weyerhaeuser, which experienced better linerboard pricing; and mining company Rio Tinto, where shares rose with commodities market gains.

Detractors from performance included Schering-Plough, FPL Group and Tyson Foods. Pharmaceutical stock Schering-Plough lagged as investors grew concerned about the company's pipelines. Utilities holding FPL Group declined due to a merger with Constellation Energy Group, a mild winter, and weak utility sales. We reduced our weights in this sector, an area that has approached fair value. Other stocks that had a negative impact on performance

--------------------------------------------------------------------------------

include Consumer Staples stocks Altria and Kimberly-Clark. The fund's relative performance was also negatively impacted by not owning communications chip maker Qualcomm, which rose during the period.

WHAT IS THE OUTLOOK?

Our discipline is focused on identifying industries where the outlook for a balanced supply and demand model is favorable. In our opinion, the Telecommunications Services industry fits this model; it is now thoroughly consolidated and exhibiting growth in demand. We also find media stocks attractive at current valuations. We believe that the consumer appears to be the most vulnerable segment of the US economy due to higher oil prices and higher interest rates.

At the end of the period, the Portfolio held greater-than-index weights in Energy, Materials, and Utilities, and lower-than-index weights in Consumer Discretionary, Information Technology, and Health Care.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.8%
-------------------------------------------------------------------
Capital Goods                                               4.0
-------------------------------------------------------------------
Consumer Cyclical                                           6.6
-------------------------------------------------------------------
Consumer Staples                                            5.5
-------------------------------------------------------------------
Energy                                                     16.8
-------------------------------------------------------------------
Finance                                                    18.2
-------------------------------------------------------------------
Health Care                                                 8.5
-------------------------------------------------------------------
Services                                                    6.9
-------------------------------------------------------------------
Technology                                                 15.4
-------------------------------------------------------------------
Transportation                                              2.7
-------------------------------------------------------------------
Utilities                                                   4.8
-------------------------------------------------------------------
Short-Term Investments                                      2.6
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Equity Income Fund

(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS A HIGH LEVEL OF CURRENT
INCOME CONSISTENT WITH GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(2) 8/28/03 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     EQUITY INCOME FUND              RUSSELL 1000 VALUE INDEX
                                                                     ------------------              ------------------------
8/28/03                                                                     9450                              10000
                                                                            9450                              10063
                                                                            9403                               9965
                                                                            9800                              10575
                                                                            9944                              10718
                                                                           10613                              11379
                                                                           10546                              11579
                                                                           10736                              11827
                                                                           10623                              11723
4/04                                                                       10432                              11437
                                                                           10470                              11553
                                                                           10633                              11826
                                                                           10422                              11660
                                                                           10642                              11826
                                                                           10764                              12009
                                                                           10860                              12209
                                                                           11287                              12826
                                                                           11623                              13255
                                                                           11458                              13020
                                                                           11904                              13452
                                                                           11607                              13267
4/05                                                                       11568                              13029
                                                                           11617                              13343
                                                                           11678                              13489
                                                                           12012                              13879
                                                                           11982                              13819
                                                                           12174                              14013
                                                                           11918                              13657
                                                                           12179                              14106
                                                                           12201                              14190
                                                                           12540                              14742
                                                                           12739                              14832
                                                                           12754                              15032
4/06                                                                       13244                              15414

    --- EQUITY INCOME FUND                     --- RUSSELL 1000 VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $13,244 ending value                       $15,414 ending value

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.


PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                   INCEPTION              SINCE
                     DATE      1 YEAR   INCEPTION
------------------------------------------------------
Equity Income A#   8/28/2003   14.49%    13.46%
------------------------------------------------------
Equity Income A##  8/28/2003    8.20%    11.08%
------------------------------------------------------
Equity Income B#   8/28/2003   13.56%    12.52%
------------------------------------------------------
Equity Income B##  8/28/2003    8.56%    11.60%
------------------------------------------------------
Equity Income C#   8/28/2003   13.71%    12.68%
------------------------------------------------------
Equity Income C##  8/28/2003   12.71%    12.68%
------------------------------------------------------
Equity Income Y#   8/28/2003   14.97%    14.06%
------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Equity Income Fund Class A, before sales charge, returned 11.13%, trailing the Russell 1000 Value Index return of 12.87%, but outperforming the Lipper Equity Income peer group average return of 10.67%.

WHY DID THE FUND PERFORM THIS WAY?

Despite decelerating economic growth, concerns about rising inflation and interest rates, and stubbornly high oil prices, the equity markets posted higher returns during the period. Value-oriented stocks outperformed growth-oriented stocks by 5.8%, measured by the Russell 1000 Value index return of 12.9% versus the Russell 1000 Growth index return of 7.1%. The more cyclical sectors of the Russell 1000 Value index posted positive gains, with Materials, Industrials and Financials leading the way. Another major factor affecting the markets was the continued market cap bias toward smaller cap stocks. The large cap S&P 500 Index returned 9.6%, compared to the S&P 400 MidCap Index's return of 15.3%.

The Fund's underperformance relative to the benchmark during this period was primarily due to the combination of unfavorable stock selection and allocation within Utilities, Materials, Consumer Staples, Energy, Health Care and Information Technology. The three largest detractors, relative to the benchmark, were Materials stock Dow Chemical, and Utilities stocks FPL Group and Dominion Resources. Dow Chemical posted good profit results; however the company was unable to offset the headwinds of high energy and raw materials costs. The Utilities sector was weak in light of a mild winter and headwinds from higher interest rates and a generally overvalued group. FPL shares weakened on news of a regulatory setback regarding its pending merger with Constellation Energy Group. Dominion Resources shares struggled due to management's expectations for increasing exploration and production costs. We trimmed our positions in these stocks during the period.

Partially offsetting these results was the combination of strong stock selection and allocation in Industrials, Financials, Consumer Discretionary and Telecommunications Services. The top three relative contributors were Caterpillar (Industrials), Alcoa (Materials) and UBS (Financials). During the period, we took profits in Caterpillar thereby reducing our position significantly, added to our Alcoa position and initiated a new position in UBS.

WHAT IS THE OUTLOOK?

During the next twelve months, global GDP growth likely will remain in the 3-4% range, with the U.S. economy decelerating to slightly below 3%. Bearing in mind that flat yield curves have presaged every U.S. recession since 1954, we expect an eventual downshift in business activity as a result of the credit tightening.

Another striking capital market feature is the increasing appetite for risk among investors and the declining trend in market

--------------------------------------------------------------------------------

volatility. We were impressed by the ease with which the Texas Pacific Group was able to raise $14 billion for a private equity buyout fund in recent weeks, suggesting capital markets continue to enjoy more than sufficient liquidity. We suspect the expansionary mode of global capital markets has provided a degree of offset to the synchronized central bank tightening occurring in the US, Europe, and now Japan.

In this environment, we continue to find opportunities in several areas, particularly those dependent on capital spending. Corporate balance sheets are flush with liquidity, and the ratio of capital spending to cash flow is well below average. We added exposure to cyclical companies that we expect will benefit from continued economic expansion, but whose stocks sell at relatively attractive valuations. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Consumer Staples, Materials, Utilities, Industrials, Telecommunications Services and Health Care and underweight Consumer Discretionary, Financials, Information Technology and Energy.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.0%
-------------------------------------------------------------------
Capital Goods                                               6.5
-------------------------------------------------------------------
Consumer Cyclical                                           2.4
-------------------------------------------------------------------
Consumer Staples                                            6.8
-------------------------------------------------------------------
Energy                                                     11.2
-------------------------------------------------------------------
Finance                                                    32.9
-------------------------------------------------------------------
Health Care                                                 8.2
-------------------------------------------------------------------
Services                                                    2.0
-------------------------------------------------------------------
Technology                                                  8.8
-------------------------------------------------------------------
Utilities                                                   9.4
-------------------------------------------------------------------
Short-Term Investments                                      1.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 -0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Floating Rate Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS A HIGH LEVEL OF CURRENT
INCOME.

PERFORMANCE OVERVIEW(2) 4/29/05 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     FLOATING RATE FUND             CSFB LEVERAGED LOAN INDEX
                                                                     ------------------             -------------------------
4/29/05                                                                     9700                              10000
5/05                                                                        9681                              10000
6/05                                                                        9799                              10000
7/05                                                                        9869                              10000
8/05                                                                        9960                              10000
9/05                                                                        9984                              10000
10/05                                                                       9997                              10000
11/05                                                                      10042                              10000
12/05                                                                      10100                              10000
1/06                                                                       10159                              10000
2/06                                                                       10230                              10000
3/06                                                                       10292                              10000
4/06                                                                       10354                              10671

    --- FLOATING RATE FUND                 --- CSFB LEVERAGED LOAN INDEX
        $9,700  starting value                 $10,000 starting value
        $10,354 ending value                   $10,671 ending value

CSFB LEVERAGED LOAN INDEX is designed to mirror the investable universe of the $U.S.-denominated leveraged loan market.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                   INCEPTION              SINCE
                     DATE      1 YEAR   INCEPTION
------------------------------------------------------
Floating Rate A#   4/29/2005   6.75%      6.73%
------------------------------------------------------
Floating Rate A##  4/29/2005   3.54%      3.53%
------------------------------------------------------
Floating Rate B#   4/29/2005   5.91%      5.89%
------------------------------------------------------
Floating Rate B##  4/29/2005   0.91%      1.90%
------------------------------------------------------
Floating Rate C#   4/29/2005   5.94%      5.92%
------------------------------------------------------
Floating Rate C##  4/29/2005   4.94%      5.92%
------------------------------------------------------
Floating Rate Y#   4/29/2005   6.94%      6.92%
------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

MICHAEL BACEVICH
Managing Director

JOHN CONNOR
Vice President, Credit Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Floating Rate Fund Class A had a total return, before sales charges, of 3.57% versus the Lipper Loan Participation Average return of 3.12% and the CSFB Leveraged Loan Index return of 3.46%.

WHY DID THE FUND PERFORM THIS WAY?

In general, market dynamics for the floating rate asset class have continued to be very favorable, primarily attributable to i.) ongoing increases in short-term interest rates (which directly boost the current yields of the Fund's holdings), and ii.) the steady economic performance of the United States and other major developed countries, which has greatly supported the credit strength of below-investment grade debt, including the loans and bonds held by the Fund.

Throughout 2005 and into early 2006, the Federal Reserve's monetary policy reflected a concern that strong growth in the U.S. and global economies would lead to inflation. As the Federal Reserve (the Fed) continued to raise its Target Federal Funds (Fed Funds) Rate, short-term interest rates rose, thus directly benefiting the holders of floating rate loans and bonds. This positive trend continued into 2006, as the Fed again raised the Target Rate two times to 4.75% by the end of April. Consequently, the key benchmark for US floating rate debt markets, 3 month LIBOR (London Inter-Bank Offer Rate), increased by 0.87% to 5.13% by April 30, 2006. This increase had a direct and significantly positive effect on the current yield of the Fund's floating rate assets, which constitute most of the portfolio.

In addition, the strong performance of the domestic economy has continued to facilitate healthy financial results for U.S. corporations, including debt issuers owned by the Fund. Overall, the risk of default or loss to lenders (or bondholders) typically diminishes as the economy remains healthy. The period just ended was the latest in a succession of favorable periods for the below investment grade floating rate debt markets.

Over the six-month period ended April 30, 2006, the performance of the Floating Rate Fund benefited from several positive dynamics:

 i. Rising short-term interest rates, as evidenced by the LIBOR benchmark (mentioned above);

 ii. Attractive spread over LIBOR for the floating rate assets in the Fund. Spread is the premium that issuers pay to lenders to compensate for credit risk assumed;

iii. A modest amount of opportunistic trading gains were realized, which boosted returns;

iv. The consistently high percentage of loan/bond fundings in the Fund (typically 90-95%), even during a period of relatively

--------------------------------------------------------------------------------

    high growth for the portfolio. The Fund seeks to remain fully invested and keep all of its assets at work; and

v. Very tight supply/demand balance for US leveraged loan assets, which increased the market values for new and existing holdings of the Fund.

With more than 340 holdings (no individual issuers larger than 1.4% of the portfolio) and exposure to more than 30 industries, the Fund continues to be very well diversified -- a key aspect of our strategy. Due to this diversification, no individual holding made a material contribution to total return during the period.

WHAT IS THE OUTLOOK?

The economy continues to expand at a healthy rate, as demonstrated by growing output, solid domestic job growth and increasing consumer confidence. Business spending remains strong and firms continue to increase utilization of excess capacity. While housing sales appear to be slowing, investors are split as to whether the housing market will experience a traditional "boom and bust" cycle or stabilize at a slower, more sustainable pace. The outcome, which will take some time to develop, has significant implications for the U.S. economy. A strong economy generally leads to a positive outlook for below investment quality securities such as high yield bonds and leveraged bank loans. We anticipate that relatively strong economic conditions, the increasing liquidity of the floating rate debt market, and a healthy supply of attractively priced loans and bonds available for purchase will continue to support our efforts to generate solid returns for the Fund.

The financial markets anticipated that the Fed Funds Target Rate would be hiked by another 0.25% at the beginning of May. The Fed did not disappoint investors and increased the rate to 5.00%, having thus raised rates a cumulative total of 4.00% since June 2004. Going forward, Fed policy is expected to be highly "data dependent"; additional rate increases are possible, if justified by movements in key economic variables. In particular, as always, the Fed is expected to be especially vigilant in ensuring that domestic price inflation remains under control. If inflation continues to accelerate at its current pace, the Fed is likely to take action via additional increases in the Target Rate. Such increases in short term rates generally are a positive dynamic for the floating rate asset class.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            17.7%
-------------------------------------------------------------------
Capital Goods                                               2.0
-------------------------------------------------------------------
Consumer Cyclical                                          12.5
-------------------------------------------------------------------
Consumer Staples                                            4.7
-------------------------------------------------------------------
Energy                                                      1.2
-------------------------------------------------------------------
Finance                                                    12.8
-------------------------------------------------------------------
Health Care                                                 7.9
-------------------------------------------------------------------
Services                                                   20.6
-------------------------------------------------------------------
Technology                                                 10.6
-------------------------------------------------------------------
Transportation                                              3.3
-------------------------------------------------------------------
Utilities                                                   6.9
-------------------------------------------------------------------
Short-Term Investments                                      5.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 -5.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Focus Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.


PERFORMANCE OVERVIEW(2) 5/24/01 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                         FOCUS FUND                       S&P 500 INDEX
                                                                         ----------                       -------------
5/24/01                                                                     9450                              10000
                                                                            9441                               9715
                                                                            9185                               9479
                                                                            8996                               9386
                                                                            8770                               8799
                                                                            8014                               8088
                                                                            8335                               8243
                                                                            9129                               8875
                                                                            9526                               8953
                                                                            9176                               8823
                                                                            9072                               8652
                                                                            9299                               8978
4/02                                                                        8439                               8434
                                                                            8222                               8372
                                                                            7513                               7776
                                                                            7125                               7170
                                                                            7088                               7217
                                                                            6275                               6433
                                                                            6917                               6998
                                                                            7626                               7410
                                                                            7106                               6975
                                                                            6927                               6793
                                                                            6719                               6691
                                                                            6738                               6756
4/03                                                                        7229                               7312
                                                                            7664                               7697
                                                                            7721                               7795
                                                                            8042                               7933
                                                                            8108                               8087
                                                                            7919                               8002
                                                                            8448                               8454
                                                                            8514                               8528
                                                                            9034                               8975
                                                                            9091                               9140
                                                                            9110                               9267
                                                                            8892                               9127
4/04                                                                        8703                               8984
                                                                            8807                               9107
                                                                            9063                               9284
                                                                            8855                               8977
                                                                            8826                               9013
                                                                            8789                               9110
                                                                            8637                               9249
                                                                            8996                               9624
                                                                            9246                               9951
                                                                            9029                               9708
                                                                            9218                               9913
                                                                            8887                               9737
4/05                                                                        8849                               9553
                                                                            9209                               9856
                                                                            9190                               9870
                                                                            9662                              10237
                                                                            9643                              10144
                                                                            9785                              10226
                                                                            9700                              10056
                                                                           10069                              10435
                                                                           10121                              10439
                                                                           10312                              10716
                                                                           10207                              10745
                                                                           10283                              10878
4/06                                                                       10417                              11024

    --- FOCUS FUND                             --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $10,417 ending value                       $11,024 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

           INCEPTION              SINCE
             DATE      1 YEAR   INCEPTION
----------------------------------------------
Focus A#   5/24/2001   17.71%     1.99%
----------------------------------------------
Focus A##  5/24/2001   11.23%     0.83%
----------------------------------------------
Focus B#   5/24/2001   16.81%     1.25%
----------------------------------------------
Focus B##  5/24/2001   11.81%     0.86%
----------------------------------------------
Focus C#   5/24/2001   16.79%     1.26%
----------------------------------------------
Focus C##  5/24/2001   15.79%     1.26%
----------------------------------------------
Focus Y#   5/24/2001   18.12%     2.45%
----------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Focus Fund Class A, before sales charge, returned 7.38% for the six-month period ended April 30, 2006, trailing the S&P 500 Index return of 9.64% and the Lipper Large Cap Core Fund peer group average return of 9.22%.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity indices continued to move higher in the first quarter, as investors sensed that the Federal Reserve may be close to completing this interest rate tightening cycle and economic data indicated strong global growth. This positive sentiment was coupled with continued strong earnings growth as the S&P 500 Index appeared ready to post its 16th straight quarter of double digit growth in operating earnings (since 2Q 2002). Propelled by the strong economic growth environment, Materials, Energy, and Industrials were the strongest performing sectors of the S&P 500 during the period. Utilities, Health Care, and Consumer Staples were the worst performing sectors for the period as investors clearly shifted away from "safe havens" and into more cyclically exposed sectors.

The Fund underperformed during the quarter primarily due to stock selection in the Energy, Consumer Discretionary, and Materials sectors. The largest detractor from returns on both an absolute and relative basis was XM Satellite, which struggled controlling costs per gross subscriber add during the fourth quarter. Medtronic also negatively contributed to results, as product recalls at a Cardiac Rhythm Devices competitor caused an overall slowdown in the market impacting Medtronic's business as well. In addition, indications of a cut in government reimbursement rates have added to the controversy. Dow Chemical detracted from results as it struggles with passing on the higher energy prices.

On the positive side, stock selection was strong in Technology and Financials. UBS was the greatest contributor to returns on both an absolute and benchmark-relative basis. One of the world's fastest growing and most profitable wealth managers, UBS continues to improve its mix of business towards the higher multiple wealth management business. Technology stocks Samsung and Accenture were also strong contributors.

WHAT IS THE OUTLOOK?

We continue to focus on our philosophy of constructing the Fund one stock at a time using fundamental analysis to build a portfolio drawn from a broad spectrum of opportunities. As a result of our bottom-up up investment approach, at period end the Fund was overweight in Technology, Consumer Discretionary, Telecom, and

--------------------------------------------------------------------------------

Health Care, with Health Care being the most significant overweighting. The Fund was underweight in Consumer Staples, Energy, Industrials, Utilities, and Financials.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.0%
-------------------------------------------------------------------
Capital Goods                                               2.0
-------------------------------------------------------------------
Consumer Cyclical                                           3.7
-------------------------------------------------------------------
Consumer Staples                                            4.2
-------------------------------------------------------------------
Energy                                                      7.0
-------------------------------------------------------------------
Finance                                                    22.6
-------------------------------------------------------------------
Health Care                                                13.7
-------------------------------------------------------------------
Services                                                   14.5
-------------------------------------------------------------------
Technology                                                 27.7
-------------------------------------------------------------------
Utilities                                                   1.5
-------------------------------------------------------------------
Short-Term Investments                                      0.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 -0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Global Communications Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.


PERFORMANCE OVERVIEW(2) 10/31/00 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                 MSCI AC WORLD
                                                GLOBAL COMMUNICATIONS     TELECOMMUNICATIONS SERVICES
                                                        FUND                         INDEX                    S&P 500 INDEX
                                                ---------------------     ---------------------------         -------------
10/31/00                                                9450                         10000                        10000
                                                        7314                          8625                         9212
                                                        7399                          8405                         9257
                                                        8883                          9230                         9586
                                                        7069                          7800                         8712
                                                        5982                          7361                         8161
4/01                                                    6492                          7922                         8794
                                                        5963                          7312                         8853
                                                        5689                          6831                         8638
                                                        5585                          6911                         8553
                                                        4791                          6173                         8018
                                                        4564                          6248                         7370
                                                        4319                          6020                         7511
                                                        4564                          6306                         8087
                                                        4697                          6343                         8158
                                                        4101                          5775                         8039
                                                        3600                          5513                         7884
                                                        3733                          5585                         8181
4/02                                                    3317                          4976                         7685
                                                        3326                          5009                         7628
                                                        2882                          4489                         7085
                                                        2731                          4254                         6533
                                                        2882                          4250                         6576
                                                        2504                          3594                         5862
                                                        3062                          4411                         6377
                                                        3393                          4883                         6752
                                                        3241                          4594                         6356
                                                        3156                          4493                         6190
                                                        3137                          4261                         6097
                                                        3081                          4208                         6156
4/03                                                    3383                          4713                         6662
                                                        3667                          5055                         7013
                                                        3865                          5098                         7103
                                                        3875                          4978                         7228
                                                        3988                          4964                         7369
                                                        4064                          4994                         7291
                                                        4413                          5234                         7703
                                                        4564                          5413                         7770
                                                        5018                          5855                         8178
                                                        5160                          6052                         8328
                                                        5160                          6096                         8444
                                                        5160                          5968                         8316
4/04                                                    4961                          5868                         8186
                                                        4905                          5717                         8298
                                                        5084                          5824                         8459
                                                        4923                          5792                         8179
                                                        4668                          5848                         8212
                                                        4791                          6000                         8301
                                                        5179                          6285                         8428
                                                        5963                          6751                         8769
                                                        6194                          7014                         9067
                                                        5956                          6718                         8846
                                                        6184                          6828                         9032
                                                        5794                          6656                         8872
4/05                                                    5613                          6537                         8704
                                                        5784                          6520                         8981
                                                        6203                          6585                         8994
                                                        6775                          6882                         9328
                                                        6746                          6871                         9243
                                                        7004                          6917                         9318
                                                        6785                          6733                         9162
                                                        7004                          6665                         9508
                                                        7090                          6669                         9512
                                                        7273                          6799                         9764
                                                        7399                          6831                         9790
                                                        7534                          7058                         9912
4/06                                                    7727                          7319                        10045

    --- GLOBAL COMMUNICATIONS FUND            --- MSCI AC WORLD TELECOMMUNICATIONS
        $9,450 starting value                     SERVICES INDEX
        $7,727 ending value                       $10,000 starting value
                                                  $7,319  ending value
    -- S & P 500 INDEX
        $10,000 starting value
        $10,045 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

MSCI AC (ALL COUNTRY) WORLD TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                 INCEPTION                        SINCE
                    DATE      1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
Global Comm A#   10/31/2000   37.68%    3.54%     -3.59%
--------------------------------------------------------------
Global Comm A##  10/31/2000   30.10%    2.38%     -4.58%
--------------------------------------------------------------
Global Comm B#   10/31/2000   36.82%    2.82%     -4.26%
--------------------------------------------------------------
Global Comm B##  10/31/2000   31.82%    2.46%     -4.43%
--------------------------------------------------------------
Global Comm C#   10/31/2000   36.57%    2.82%     -4.29%
--------------------------------------------------------------
Global Comm C##  10/31/2000   35.57%    2.82%     -4.29%
--------------------------------------------------------------
Global Comm Y#   10/31/2000   38.15%    4.04%     -3.15%
--------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT TEAM

ARCHANA BASI, CFA
Vice President, Global Industry Analyst

DAVID NINCIC, CFA
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Communications Fund Class A, before sales charge, returned 13.89% for the six-month period ended April 30, 2006. The Fund strongly outperformed the MSCI All Country World Free Telecommunication Services Index, which returned 8.72%, but underperformed the Lipper Telecommunications Mutual Funds Average, which returned 15.30% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's outperformance over the six-month period relative to the MSCI AC World Free Telecommunication Services Index was a result of security selection, primarily among Diversified Telecommunications Services, a sub-sector accounting for nearly one-half of the Fund. In this sub-sector, we have tended to favor emerging markets. Stock selection was also additive to the Fund's performance within the Wireless Telecommunications Service sub-sector. During the period the top relative and absolute contributors to the Fund's performance were Telkom South Africa, Dobson Communication, Philippine Long Distance and Telekomunikasi Indo. The Fund also benefited from its underweight position in Vodafone, which declined during the period.

Stocks that detracted from relative performance for the period included Mobile Telesystems (Wireless Communications), Koninklijke (Telecommunications), and Westell Tech (Communications Equipment). Also, not holding any US RBOC (regional bell operating companies) securities hurt the Fund's relative performance as many of them performed well, including BellSouth and AT&T.

WHAT IS THE OUTLOOK?

For 2006, we remain optimistic about the performance of telecom stocks. Within the wireline sector, we prefer stocks outside of North America. While many international wireline carriers face access line declines and voice substitution to wireless, these same carriers often have wireless operations that are performing well,

--------------------------------------------------------------------------------

resulting in solid revenue growth. For the wireless sector, we continue to be bullish on US stocks. The US wireless industry is a telecom rarity because the sector is experiencing capacity constraints, whereas the telecom norm is one of excess supply. These capacity constraints should result in pricing power and, ultimately, strong financial results for the U.S. wireless carriers.

While the telecom industry is highly competitive, we believe that there are many attractive opportunities. We believe that the Fund can continue to find underpriced stocks of companies with improving business fundamentals which have yet to be appreciated by the market. Often, these companies are not well known among global investors; however, we frequently find the best opportunities in stocks unfamiliar to the investment community.

As of the end of the period, relative to its benchmark, the Fund was overweight the Wireless Telecommunication Services sub-sector and underweight the Diversified Telecommunication Services sub-sector.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Communications Equipment Manufacturing                      3.2%
-------------------------------------------------------------------
Entertainment -- Cable & Other Subscription
  Programming                                               0.1
-------------------------------------------------------------------
Industrial Machinery and Equipment Rental and Lease         2.2
-------------------------------------------------------------------
Other Information Services                                  1.9
-------------------------------------------------------------------
Other Telecommunications                                   26.1
-------------------------------------------------------------------
Semiconductor, Electronic Component Manufacturing           0.1
-------------------------------------------------------------------
Software Publishers                                         7.8
-------------------------------------------------------------------
Telecommunication Resellers                                 0.9
-------------------------------------------------------------------
Wired Telecommunications Carriers                          13.0
-------------------------------------------------------------------
Wireless Communications Services                           19.1
-------------------------------------------------------------------
Wireless Telecommunications Carriers                       23.0
-------------------------------------------------------------------
Short-Term Investments                                      7.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 -4.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of April 30, 2006

                                                      PERCENTAGE OF
             DIVERSIFICATION BY COUNTRY                NET ASSETS
-------------------------------------------------------------------
Brazil                                                      9.0%
-------------------------------------------------------------------
China                                                       2.5
-------------------------------------------------------------------
Egypt                                                       1.6
-------------------------------------------------------------------
France                                                      4.1
-------------------------------------------------------------------
Germany                                                     2.3
-------------------------------------------------------------------
Italy                                                       0.4
-------------------------------------------------------------------
Luxembourg                                                  1.3
-------------------------------------------------------------------
Morocco                                                     0.0
-------------------------------------------------------------------
Norway                                                      3.8
-------------------------------------------------------------------
Philippines                                                 4.6
-------------------------------------------------------------------
Russia                                                      5.7
-------------------------------------------------------------------
South Africa                                                6.9
-------------------------------------------------------------------
South Korea                                                 2.0
-------------------------------------------------------------------
Spain                                                       3.3
-------------------------------------------------------------------
Taiwan                                                      0.9
-------------------------------------------------------------------
Turkey                                                      3.5
-------------------------------------------------------------------
United States                                              45.5
-------------------------------------------------------------------
Short Term Investments                                      7.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 -4.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Global Financial Services Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.


PERFORMANCE OVERVIEW(2) 10/31/00 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                              GLOBAL FINANCIAL SERVICES   MSCI FINANCE EX REAL ESTATE
                                                        FUND                         INDEX                    S&P 500 INDEX
                                              -------------------------   ---------------------------         -------------
10/31/00                                                 9450                        10000                        10000
                                                         9091                         9618                         9212
                                                        10036                        10358                         9257
                                                         9856                        10361                         9586
                                                         9630                         9685                         8712
                                                         9289                         9114                         8161
4/01                                                     9715                         9501                         8794
                                                         9941                         9447                         8853
                                                         9989                         9364                         8638
                                                         9885                         9166                         8553
                                                         9715                         9066                         8018
                                                         8836                         8104                         7370
                                                         8855                         8117                         7511
                                                         9100                         8533                         8087
                                                         9384                         8630                         8158
                                                         8949                         8330                         8039
                                                         8921                         8183                         7884
                                                         9403                         8772                         8181
4/02                                                     9431                         8799                         7685
                                                         9299                         8911                         7628
                                                         8987                         8423                         7085
                                                         8080                         7630                         6533
                                                         8070                         7728                         6576
                                                         7135                         6668                         5862
                                                         7588                         7314                         6377
                                                         8004                         7672                         6752
                                                         7566                         7225                         6356
                                                         7206                         6988                         6190
                                                         7025                         6841                         6097
                                                         6987                         6711                         6156
4/03                                                     7718                         7651                         6662
                                                         8098                         8072                         7013
                                                         8184                         8233                         7103
                                                         8459                         8609                         7228
                                                         8430                         8518                         7369
                                                         8582                         8730                         7291
                                                         9218                         9425                         7703
                                                         9256                         9508                         7770
                                                         9831                        10097                         8178
                                                        10023                        10330                         8328
                                                        10281                        10564                         8444
                                                        10243                        10532                         8316
4/04                                                     9803                        10162                         8186
                                                         9831                        10238                         8298
                                                         9927                        10348                         8459
                                                         9477                        10035                         8179
                                                         9717                        10293                         8212
                                                         9784                        10403                         8301
                                                         9994                        10686                         8428
                                                        10434                        11230                         8769
                                                        10951                        11808                         9067
                                                        10680                        11530                         8846
                                                        10768                        11742                         9032
                                                        10477                        11409                         8872
4/05                                                    10400                        11218                         8704
                                                        10525                        11348                         8981
                                                        10738                        11519                         8994
                                                        10961                        11790                         9328
                                                        10884                        11822                         9243
                                                        11194                        12227                         9318
                                                        11232                        12296                         9162
                                                        11794                        12859                         9508
                                                        11998                        13204                         9512
                                                        12496                        13694                         9764
                                                        12633                        14035                         9790
                                                        12760                        14201                         9912
4/06                                                    13337                        14808                        10045

    --- GLOBAL FINANCIAL SERVICES FUND         --- MSCI FINANCE EX REAL ESTATE INDEX
        $9,450  starting value                     $10,000 starting value
        $13,337 ending value                       $14,808 ending value
    -- S&P 500 INDEX
        $10,000 starting value
        $10,045 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

MSCI FINANCE EX-REAL ESTATE INDEX is a cap-weighted index that measures the performance of financial stocks from around the world. This index excludes real estate.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                    INCEPTION      1        5       SINCE
                       DATE       YEAR    YEAR    INCEPTION
----------------------------------------------------------------
Global Fin Ser A#   10/31/2000   28.24%   6.54%     6.47%
----------------------------------------------------------------
Global Fin Ser A##  10/31/2000   21.19%   5.34%     5.38%
----------------------------------------------------------------
Global Fin Ser B#   10/31/2000   27.39%   5.81%     5.72%
----------------------------------------------------------------
Global Fin Ser B##  10/31/2000   22.39%   5.49%     5.58%
----------------------------------------------------------------
Global Fin Ser C#   10/31/2000   27.29%   5.79%     5.71%
----------------------------------------------------------------
Global Fin Ser C##  10/31/2000   26.29%   5.79%     5.71%
----------------------------------------------------------------
Global Fin Ser Y#   10/31/2000   28.75%   7.03%     6.95%
----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT TEAM

MARK T. LYNCH, CFA
Senior Vice President, Partner,
Global Industry Analyst

THEODORE SHASTA, CFA
Senior Vice President, Partner,
Global Industry Analyst

JENNIFER L. NETTESHEIM, CFA
Vice President, Global Industry Analyst

R. ANDREW HEISKELL
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Financial Services Fund Class A, before sales charge, returned 18.73% for the six-month period ended April 30, 2006. The Fund underperformed its benchmark, the MSCI Finance ex-Real Estate Index, which returned 20.43%, and outperformed the Lipper Financial Services Mutual Funds Average, which returned 15.19% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Finance sector outperformed the broad market, as represented by the S&P 500 Index, during the six-month period. All industries, except for Real Estate, within the Finance sector posted positive returns, led by Capital Markets and Diversified Financial Services. Despite underperforming its benchmark the Fund delivered strong absolute performance. This was primarily driven by the security selection within Consumer Finance, Commercial Banks and Thrifts & Mortgage Finance.

Stock selection within the Insurance industry was the primary driver of the fund's relative performance for the period. Positions in St Paul Travelers, Ace Limited and Reinsurance Group were among Insurance stocks that performed poorly during the period relative to the benchmark.

Among the largest relative contributors to performance were UBS, Capital One Financial, Credit Suisse Group, and Euronext. UBS shares performed well as asset gains grew and it continued to buy back stock. Capital One shares rebounded toward the end of the period as it announced a jump in quarterly profits due in part to an improving credit environment and successfully integrating Hibernia bank. Assets in Credit Suisse's private banking business continued to grow sending shares of the stock higher.

WHAT IS THE OUTLOOK?

Prolonged periods of unexpectedly low interest rates can negatively impact life insurance companies. Therefore, we have been more

--------------------------------------------------------------------------------

cautious on the margin about the life insurance companies in the U.S. and in Europe. For the property and casualty market, declining insurance rates appear to have stabilized and we expect robust earnings, excluding any unforeseeable catastrophes. For insurance brokers, regulatory issues in recent years have created instability and the modest pricing cycle is likely to pressure revenue.

We continue to be interested in more defensive or unique company situations. For example, payday lending or check cashing specialty finance companies remain one of the few growth areas within consumer finance. Elsewhere among non-bank financials, we expect that 2006 will bring news of consolidation among the trust/custody companies. Differentiation could also be at hand for European asset gatherers. Historically, there has been a tendency for the market to assign uniform multiples to all financial services companies and we believe that could change in 2006 to reward certain private banks and asset managers.

At the end of the period the Fund was overweight in the Thrifts & Mortgage Finance and Capital Markets industries and underweight in the Commercial Banks and Diversified Financial Services. In addition, with respect to its benchmark, the Fund is overweight in its exposure to the US and underweight in its exposure to Europe.

DIVERSIFICATION BY COUNTRY
as of April 30, 2006

                                                      PERCENTAGE OF
             DIVERSIFICATION BY COUNTRY                NET ASSETS
-------------------------------------------------------------------
Australia                                                   4.6%
-------------------------------------------------------------------
Canada                                                      2.6
-------------------------------------------------------------------
Germany                                                     1.4
-------------------------------------------------------------------
Italy                                                       6.3
-------------------------------------------------------------------
Japan                                                       8.1
-------------------------------------------------------------------
Netherlands                                                 3.5
-------------------------------------------------------------------
Spain                                                       4.3
-------------------------------------------------------------------
Switzerland                                                 8.9
-------------------------------------------------------------------
United Kingdom                                              4.8
-------------------------------------------------------------------
United States                                              52.1
-------------------------------------------------------------------
Short Term Investments                                     25.4
-------------------------------------------------------------------
Other Assets & Liabilities                                -22.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Commercial Banking                                          7.9%
-------------------------------------------------------------------
Consumer Lending                                            1.5
-------------------------------------------------------------------
Credit Card Issuing                                         1.4
-------------------------------------------------------------------
Depository Credit Banking                                  16.4
-------------------------------------------------------------------
Insurance Carriers                                         20.7
-------------------------------------------------------------------
International Trade Financing (Foreign Banks)              32.0
-------------------------------------------------------------------
Monetary Authorities -- Central Bank                        1.4
-------------------------------------------------------------------
Nondepository Credit Banking                                7.2
-------------------------------------------------------------------
Securities and Commodity Exchanges                          1.8
-------------------------------------------------------------------
Securities, Commodities and Brokerage                       6.4
-------------------------------------------------------------------
Short-Term Investments                                     25.4
-------------------------------------------------------------------
Other Assets & Liabilities                                -22.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Global Health Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL
APPRECIATION.

PERFORMANCE OVERVIEW(2) 5/1/00 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                        GOLDMAN SACHS HEALTH CARE
                                                   GLOBAL HEALTH FUND             S&P 500 INDEX                   INDEX
                                                   ------------------             -------------         -------------------------
5/01/00                                                    9450                       10000                       10000
                                                           9620                        9795                       10391
                                                          11323                       10036                       11522
                                                          11503                        9879                       11132
                                                          12118                       10493                       11534
                                                          12922                        9939                       12043
                                                          13111                        9897                       12333
                                                          13463                        9117                       12507
                                                          13965                        9162                       12959
                                                          13168                        9487                       11763
                                                          13128                        8622                       11708
                                                          12321                        8076                       10664
4/01                                                      12981                        8703                       11130
                                                          13591                        8762                       11375
                                                          13679                        8549                       11088
                                                          13601                        8464                       11392
                                                          13394                        7935                       11100
                                                          12961                        7294                       11014
                                                          13266                        7434                       11029
                                                          13989                        8004                       11619
                                                          14170                        8074                       11399
                                                          13768                        7956                       11094
                                                          13818                        7803                       11038
                                                          14190                        8096                       11176
4/02                                                      13707                        7605                       10478
                                                          13285                        7550                       10274
                                                          12078                        7012                        9297
                                                          11756                        6466                        9093
                                                          11525                        6508                        9158
                                                          10831                        5801                        8669
                                                          11485                        6311                        9072
                                                          12272                        6682                        9325
                                                          11673                        6290                        9002
                                                          11498                        6126                        9007
                                                          11116                        6034                        8852
                                                          11230                        6092                        9121
4/03                                                      12210                        6594                        9541
                                                          13407                        6941                        9986
                                                          13717                        7029                       10414
                                                          13769                        7153                       10455
                                                          13634                        7293                       10226
                                                          13944                        7215                       10241
                                                          14243                        7623                       10342
                                                          14591                        7690                       10529
                                                          15306                        8093                       11091
                                                          15877                        8242                       11417
                                                          15981                        8356                       11573
                                                          15804                        8230                       11239
4/04                                                      15949                        8101                       11639
                                                          15866                        8212                       11624
                                                          16064                        8372                       11622
                                                          15203                        8095                       10895
                                                          15358                        8127                       11029
                                                          15524                        8215                       11000
                                                          15555                        8341                       10743
                                                          16062                        8678                       11018
                                                          17120                        8973                       11786
                                                          16488                        8755                       11428
                                                          16324                        8939                       11732
                                                          15910                        8781                       11742
4/05                                                      16378                        8614                       12207
                                                          16607                        8888                       12432
                                                          16847                        8901                       12487
                                                          17698                        9232                       12919
                                                          18276                        9147                       12976
                                                          18570                        9222                       12891
                                                          17992                        9068                       12631
                                                          18469                        9410                       12902
                                                          19153                        9414                       13213
                                                          19768                        9663                       13372
                                                          19756                        9689                       13475
                                                          19802                        9810                       13324
4/06                                                      19559                        9941                       12904

    --- GLOBAL HEALTH FUND                     -- GOLDMAN SACHS HEALTH CARE INDEX
        $9,450  starting value                     $10,000 starting value
        $19,559 ending value                       $12,904 ending value

    --- S & P 500 INDEX
        $10,000 starting value
        $9,941  ending value

S & P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

GOLDMAN SACHS HEALTH CARE INDEX is an unmanaged index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                   INCEPTION                       SINCE
                     DATE      1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Global Health A#   5/1/2000    19.42%   8.54%     12.89%
---------------------------------------------------------------
Global Health A##  5/1/2000    12.85%   7.32%     11.83%
---------------------------------------------------------------
Global Health B#   5/1/2000    18.58%   7.76%     12.07%
---------------------------------------------------------------
Global Health B##  5/1/2000    13.58%   7.46%     11.98%
---------------------------------------------------------------
Global Health C#   5/1/2000    18.58%   7.76%     12.07%
---------------------------------------------------------------
Global Health C##  5/1/2000    17.58%   7.76%     12.07%
---------------------------------------------------------------
Global Health Y#   5/1/2000    20.02%   9.18%     13.51%
---------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT TEAM

JOSEPH H. SCHWARTZ, CFA
Senior Vice President, Partner,
Global Industry Analyst

JEAN M. HYNES, CFA
Senior Vice President, Partner,
Global Industry Analyst

ANN C. GALLO
Senior Vice President, Partner,
Global Industry Analyst

KIRK J. MAYER, CFA
Vice President, Global Industry Analyst

ROBERT L. DERESIEWICZ
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Health Fund Class A, before sales charge, returned 8.71% for the six-month period ended April 30, 2006. The Fund outperformed both the Goldman Sachs Health Care Index, which returned 2.16%, and the Lipper Health and Biotechnology Mutual Fund Average, which returned 3.97% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Health Care sector lagged the broader market, as represented by the S&P 500, for the period. All sub-sectors contributed to the Fund's positive returns. Security selection among Pharmaceutical and Biotechnology stocks relative to its benchmark was a primary driver of the Fund's outperformance. The top relative performers came from the Pharmaceutical sub-sector; AstraZeneca, Daiichi Sankyo and Shionogi. AstraZeneca shares were helped during the period as incrementally positive data relating to Crestor was released in March. After the completion of the Daiichi Pharmaceutical and Sankyo merger, investor confidence grew in the combined entity's ability to grow earnings and its long-term prospects from numerous synergies. In addition, Daiichi Sankyo's R&D day boosted enthusiasm for its developmental projects in diabetes, cancer, and cardiovascular disease. Shionogi shares performed well from a profitable royalty stream off sales of AstraZeneca's cholesterol drug, Crestor.

Among the largest detractors from the Fund's relative performance was pharmaceutical company Schering-Plough, biotechnology company CV Therapeutics and medical devices company Medtronic. Shares of Schering-Plough decreased on worries that the

--------------------------------------------------------------------------------

loss of patent protection for Merck's cholesterol lowering "statin" drug, Zocor, will have negative implications for the broader statin market. CV Therapeutic shares dropped on its report of net losses for fiscal year 2005. In addition, the Fund's relative performance was hurt by not holding Pfizer, Merck & Co, and Guidant, all of which performed well during the period.

WHAT IS THE OUTLOOK?

Within the Pharmaceutical & Biotechnology sub-sectors, we expect a round of patent expirations in '06-'07, followed by a period of relative quiet until '10-'11 when the next round of patent expirations will occur. While there is likely to be some discount on specific stocks faced with patent litigation, we believe the discount applied will likely be much lower going forward. Geographically within Pharmaceuticals & Biotechnology sub-sectors, the European companies have outperformed the U.S. companies, as we expected. We are closely monitoring relative valuations and selectively shifting our focus to U.S. companies where valuations have yet to recognize the fundamentals.

Within the Health Care Providers & Services sub-sector, we continue to focus on earnings growth to drive stock performance as valuations remain at the upper end of historic ranges. Among managed care stocks, fundamentals appear stable and we continue to believe earnings expectations are reasonable to conservative for many companies. Among drug distributors, recent quarterly earnings results demonstrated the solid fundamentals we expected. Going forward, we look for continued improvement as these companies will benefit from the ongoing shift from branded to generic drugs as well as the additional volume the Medicare Drug Benefit is expected to generate.

Within the Health Care Equipment & Supplies sub-sector, the prospects for growth remain strong. However, several years of strong performance relative to the market have left few stocks with attractive valuations. Cardiovascular disease remains the most attractive area within the sub-sector, with a large market and strong demand for cardiac rhythm management products, particularly implantable cardioverter defibrillators. We expect continued strength in this area in the near term.

At the end of the period the Fund was most overweight in Pharmaceutical and Biotechnology stocks while holding underweight positions in Health Care Providers & Services and Health Care Equipment & Supplies stocks.

DIVERSIFICATION BY COUNTRY
as of April 30, 2006

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Belgium                                                     1.6%
-------------------------------------------------------------------
Denmark                                                     0.8
-------------------------------------------------------------------
France                                                      3.1
-------------------------------------------------------------------
Germany                                                     1.7
-------------------------------------------------------------------
Ireland                                                     1.6
-------------------------------------------------------------------
Japan                                                      16.3
-------------------------------------------------------------------
Switzerland                                                 0.4
-------------------------------------------------------------------
United Kingdom                                              5.3
-------------------------------------------------------------------
United States                                              67.6
-------------------------------------------------------------------
Short Term Investments                                     18.7
-------------------------------------------------------------------
Other Assets & Liabilities                                -17.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Agencies, Brokerages, Other Insurance Activities            0.5%
-------------------------------------------------------------------
Basic Chemical Manufacturing                                0.8
-------------------------------------------------------------------
Drugs & Druggists Sundries Wholesalers                      5.7
-------------------------------------------------------------------
Electrical Equipment Manufacturing                          1.0
-------------------------------------------------------------------
General Medical and Surgical Hospitals                      1.0
-------------------------------------------------------------------
Health and Personal Care Stores                             2.1
-------------------------------------------------------------------
Insurance Carriers                                          6.3
-------------------------------------------------------------------
Medical Equipment & Supplies Manufacturing                  7.1
-------------------------------------------------------------------
Navigate, Measure, Control Instrument Manufacturing         5.5
-------------------------------------------------------------------
Pharmaceutical & Medicine Manufacturing                    57.8
-------------------------------------------------------------------
Professional Service -- Computer System Design &
  Related                                                   1.6
-------------------------------------------------------------------
Scientific Research & Development Services                  9.0
-------------------------------------------------------------------
Short-Term Investments                                     18.7
-------------------------------------------------------------------
Other Assets & Liabilities                                -17.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Global Leaders Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(2) 9/30/98 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                   GLOBAL LEADERS FUND          MSCI WORLD INDEX         MSCI WORLD GROWTH INDEX
                                                   -------------------          ----------------         -----------------------
9/30/98                                                    9450                       10000                       10000
                                                          10697                       10906                       10871
                                                          11482                       11556                       11573
                                                          12319                       12122                       12419
                                                          12932                       12389                       12858
                                                          12572                       12062                       12348
                                                          13175                       12566                       12805
4/99                                                      13476                       13063                       12784
                                                          13010                       12587                       12339
                                                          13876                       13176                       13099
                                                          14071                       13138                       12955
                                                          13993                       13117                       13115
                                                          13798                       12991                       13138
                                                          14695                       13668                       13999
                                                          15772                       14055                       14821
                                                          18193                       15194                       16518
                                                          17477                       14326                       15484
                                                          19457                       14366                       16023
                                                          19389                       15361                       16979
4/00                                                      18467                       14713                       15840
                                                          17958                       14342                       14901
                                                          18765                       14827                       15813
                                                          18135                       14412                       15018
                                                          19149                       14882                       15552
                                                          18342                       14093                       14175
                                                          17288                       13858                       13581
                                                          16265                       13019                       12534
                                                          16871                       13231                       12299
                                                          16871                       13488                       12670
                                                          15320                       12350                       11055
                                                          14267                       11541                       10164
4/01                                                      15370                       12397                       10987
                                                          15052                       12243                       10769
                                                          14764                       11861                       10394
                                                          14395                       11705                       10241
                                                          13598                       11145                        9612
                                                          12413                       10165                        8815
                                                          12782                       10361                        9191
                                                          13877                       10975                        9891
                                                          13947                       11046                        9941
                                                          13489                       10712                        9618
                                                          13389                       10621                        9645
                                                          13818                       11114                        9887
4/02                                                      13349                       10720                        9467
                                                          13618                       10745                        9421
                                                          12762                       10095                        8879
                                                          11676                        9245                        8254
                                                          11556                        9264                        8254
                                                          10201                        8247                        7437
                                                          11168                        8857                        8017
                                                          12154                        9337                        8310
                                                          11088                        8886                        7992
                                                          10839                        8617                        7705
                                                          10580                        8470                        7624
                                                          10430                        8447                        7694
4/03                                                      11596                        9201                        8247
                                                          12293                        9731                        8592
                                                          12582                        9904                        8715
                                                          12891                       10106                        8884
                                                          13250                       10327                        9064
                                                          12891                       10392                        9117
                                                          13907                       11011                        9661
                                                          14236                       11181                        9800
                                                          14953                       11885                       10272
                                                          15531                       12078                       10483
                                                          16069                       12285                       10612
                                                          16358                       12208                       10508
4/04                                                      15730                       11965                       10302
                                                          15940                       12073                       10410
                                                          16477                       12336                       10553
                                                          15182                       11936                       10048
                                                          15093                       11993                       10020
                                                          15860                       12224                       10222
                                                          16428                       12526                       10474
                                                          17334                       13190                       11007
                                                          17693                       13697                       11423
                                                          17025                       13391                       11116
                                                          16627                       13822                       11403
                                                          16029                       13560                       11186
4/05                                                      15820                       13273                       10947
                                                          16199                       13519                       11238
                                                          16348                       13642                       11293
                                                          16906                       14122                       11762
                                                          17235                       14235                       11870
                                                          17334                       14609                       12134
                                                          16737                       14257                       11877
                                                          17489                       14740                       12266
                                                          17999                       15070                       12535
                                                          19381                       15746                       13114
                                                          18876                       15729                       12983
                                                          19280                       16082                       13311
4/06                                                      19865                       16579                       13623

    --- GLOBAL LEADERS FUND      --- MSCI WORLD INDEX         -- MSCI WORLD GROWTH INDEX
        $9,450  starting value       $10,000 starting value       $10,000 starting value
        $19,865 ending value         $16,579 ending value         $13,623 ending value

MSCI WORLD INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of 23 developed country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

The fund has changed its benchmark from the Morgan Stanley Capital International World Index to the Morgan Stanley Capital International World Growth Index because the fund's investment manager believes that the Morgan Stanley Capital International World Growth Index is better suited to the investment strategy of the fund.


You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                    INCEPTION                        SINCE
                      DATE      1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
Global Leaders A#   9/30/1998   25.57%    5.26%     10.29%
-----------------------------------------------------------------
Global Leaders A##  9/30/1998   18.66%    4.08%      9.47%
-----------------------------------------------------------------
Global Leaders B#   9/30/1998   24.61%    4.46%      9.47%
-----------------------------------------------------------------
Global Leaders B##  9/30/1998   19.61%    4.12%      9.47%
-----------------------------------------------------------------
Global Leaders C#   9/30/1998   24.63%    4.56%      9.54%
-----------------------------------------------------------------
Global Leaders C##  9/30/1998   23.63%    4.56%      9.54%
-----------------------------------------------------------------
Global Leaders Y#   9/30/1998   26.28%    5.87%     10.89%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT

ANDREW S. OFFIT
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

MATTHEW D. HUDSON
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Leaders Fund Class A, before sales charge, returned 18.69% for the six-month period ended April 30, 2006 versus returns of 14.70% for the MSCI World Growth Index and 16.29% for the MSCI World Index and the average fund in the Lipper Global Large Cap Growth peer group, which returned 17.31%.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets advanced during the semi-annual period, with all sectors of the MSCI World Growth Index delivering positive returns. Industrials, Materials, and Energy were among the largest gaining sectors, while Health Care, Telecommunication Services, Consumer Staples and Information Technology rose the least during the period. Importantly, we managed to outpace the benchmark despite the continued strength of non-growth sectors and, much to our satisfaction, outperformance was due to stock selection across multiple industries.

Consumer Discretionary, Information Technology and Financials were areas of greatest relative and absolute strength during the period. Within Consumer Discretionary, Carphone Warehouse (Retailing), a UK mobile phone retailer which has a dominant position in a fast growing market, and Las Vegas Sands (Consumer Services), a hotel and gaming company, both gained on stronger than expected earnings. Warner Music Group (Media) appreciated on continued strength of digital music. Within Information Technology, Corning (Technology Hardware & Equipment) was a top contributor as the company continued to exhibit its competitive advantage in the flat panel display glass market. Strong performers within Financials were UBS (Diversified Financials) and Credit Suisse (Diversified Financials).

Stock selection within Materials and Industrials, where we did not own some of the strong performing stocks that were held in the benchmark, negatively impacted relative performance. Outside of those sectors, stocks that detracted the most from relative and

--------------------------------------------------------------------------------

absolute performance were Sirius Satellite (Media), Yahoo! (Software & Services) and eBay (Software & Services). Shares of Sirius, a U.S. subscription-based satellite radio broadcaster, declined on signs that subscriber growth will be less than anticipated and, importantly, that the cost to retain and attract new customers will be greater than anticipated. True to our process, we sold our position after meeting with management and determining that the drivers of earnings growth were no longer in place. Shares of internet search engine, Yahoo!, declined on investor concern that its competitors, including Google and Microsoft, will continue to take market share in the search and portal businesses. At the end of the period we did not hold Yahoo!, but maintained a position in Google.


Our sector allocations detracted modestly from performance, as the benefit of having an overweight to Financials and underweight to Health Care and Consumer Staples was offset by an underweight within the strong performing Materials and Industrials sectors. Nevertheless, we are encouraged by the fact that we can hold our own in this environment.

WHAT IS THE OUTLOOK?

Our focus remains on stock and sector selections that result from intense bottom-up research, diligently meeting with the managements of leading companies globally, and leveraging the strong research capabilities of our firm. Sector positioning is based on our bottom-up investment process. As usual, the Fund is positioned for growth. At the end of the semi-annual period, the Fund remained overweight the Information Technology, Financials, and Consumer Discretionary sectors relative to the MSCI World Growth Index, and underweight the Consumer Staples, Industrials, and Health Care sectors.


DIVERSIFICATION BY COUNTRY
as of April 30, 2006

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Austria                                                     1.0%
-------------------------------------------------------------------
Belgium                                                     0.8
-------------------------------------------------------------------
Canada                                                      4.1
-------------------------------------------------------------------
Finland                                                     1.3
-------------------------------------------------------------------
France                                                      4.4
-------------------------------------------------------------------
Germany                                                     2.8
-------------------------------------------------------------------
Greece                                                      0.9
-------------------------------------------------------------------
Ireland                                                     0.5
-------------------------------------------------------------------
Israel                                                      0.6
-------------------------------------------------------------------
Italy                                                       0.7
-------------------------------------------------------------------
Japan                                                      12.2
-------------------------------------------------------------------
Mexico                                                      3.1
-------------------------------------------------------------------
Netherlands                                                 2.5
-------------------------------------------------------------------
South Korea                                                 3.5
-------------------------------------------------------------------
Sweden                                                      1.3
-------------------------------------------------------------------
Switzerland                                                 3.1
-------------------------------------------------------------------
Taiwan                                                      0.8
-------------------------------------------------------------------
United Kingdom                                             10.8
-------------------------------------------------------------------
United States                                              44.5
-------------------------------------------------------------------
Short Term Investments                                     14.3
-------------------------------------------------------------------
Other Assets & Liabilities                                -13.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
As of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.3%
-------------------------------------------------------------------
Capital Goods                                               1.7
-------------------------------------------------------------------
Consumer Cyclical                                           9.0
-------------------------------------------------------------------
Consumer Staples                                            3.2
-------------------------------------------------------------------
Energy                                                      8.2
-------------------------------------------------------------------
Finance                                                    17.3
-------------------------------------------------------------------
Health Care                                                11.5
-------------------------------------------------------------------
Services                                                   11.6
-------------------------------------------------------------------
Technology                                                 30.3
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Short Term Investments                                     14.3
-------------------------------------------------------------------
Other Assets & Liabilities                                -13.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Global Technology Fund

(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.


PERFORMANCE OVERVIEW(2) 5/1/00 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                            GOLDMAN SACHS TECHNOLOGY
                                                 GLOBAL TECHNOLOGY FUND          COMPOSITE INDEX             S & P 500 INDEX
                                                 ----------------------     ------------------------         ---------------
5/1/00                                                     9450                       10000                       10000
                                                           8512                        8898                        9795
                                                           9812                        9992                       10036
                                                           9181                        9527                        9879
                                                          10426                       10766                       10493
                                                           8930                        9022                        9939
                                                           8103                        8341                        9897
                                                           6146                        6431                        9117
                                                           5930                        5880                        9162
                                                           6868                        6845                        9487
                                                           5367                        4947                        8622
                                                           4626                        4260                        8076
4/01                                                       5480                        5073                        8703
                                                           5217                        4871                        8762
                                                           5301                        4884                        8549
                                                           4954                        4536                        8464
                                                           4194                        3946                        7935
                                                           3265                        3148                        7294
                                                           3763                        3653                        7434
                                                           4429                        4276                        8004
                                                           4588                        4200                        8074
                                                           4541                        4196                        7956
                                                           3978                        3635                        7803
                                                           4279                        3894                        8096
4/02                                                       3763                        3417                        7605
                                                           3547                        3277                        7550
                                                           3181                        2814                        7012
                                                           2862                        2529                        6466
                                                           2824                        2497                        6508
                                                           2308                        2051                        5801
                                                           2796                        2499                        6311
                                                           3284                        2936                        6682
                                                           2824                        2509                        6290
                                                           2871                        2487                        6126
                                                           2862                        2525                        6034
                                                           2852                        2496                        6092
4/03                                                       3162                        2756                        6594
                                                           3509                        3064                        6941
                                                           3547                        3056                        7029
                                                           3744                        3232                        7153
                                                           3988                        3455                        7293
                                                           3941                        3405                        7215
                                                           4391                        3737                        7623
                                                           4476                        3809                        7690
                                                           4523                        3868                        8093
                                                           4701                        4050                        8242
                                                           4645                        3935                        8356
                                                           4513                        3827                        8230
4/04                                                       4204                        3604                        8101
                                                           4485                        3804                        8212
                                                           4579                        3897                        8372
                                                           4063                        3528                        8095
                                                           3791                        3352                        8127
                                                           3960                        3468                        8215
                                                           4147                        3652                        8341
                                                           4401                        3858                        8678
                                                           4532                        3981                        8973
                                                           4269                        3718                        8755
                                                           4269                        3725                        8939
                                                           4082                        3635                        8781
4/05                                                       4016                        3449                        8614
                                                           4382                        3763                        8888
                                                           4372                        3690                        8901
                                                           4654                        3938                        9232
                                                           4682                        3908                        9147
                                                           4720                        3948                        9222
                                                           4663                        3878                        9068
                                                           4992                        4137                        9410
                                                           5010                        4062                        9414
                                                           5433                        4213                        9663
                                                           5254                        4148                        9689
                                                           5367                        4241                        9810
4/06                                                       5433                        4213                        9941

    --- GLOBAL TECHNOLOGY FUND             --- GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX
        $9,450 starting value                  $10,000 starting value
        $5,433 ending value                    $4,213  ending value

    -- S & P 500 INDEX
        $10,000 starting value
        $9,941  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is an unmanaged index designed to measure performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.


You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                    INCEPTION                        SINCE
                      DATE      1 YEAR   5 YEAR    INCEPTION
-----------------------------------------------------------------
Global Tech A#      5/1/2000    35.28%   -0.17%     -8.81%
-----------------------------------------------------------------
Global Tech A##     5/1/2000    27.84%   -1.29%     -9.67%
-----------------------------------------------------------------
Global Tech B#      5/1/2000    34.47%   -0.88%     -9.48%
-----------------------------------------------------------------
Global Tech B##     5/1/2000    29.47%   -1.28%     -9.63%
-----------------------------------------------------------------
Global Tech C#      5/1/2000    34.47%   -0.88%     -9.48%
-----------------------------------------------------------------
Global Tech C##     5/1/2000    33.47%   -0.88%     -9.48%
-----------------------------------------------------------------
Global Tech Y#      5/1/2000    35.93%    0.24%     -8.42%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT TEAM

SCOTT E. SIMPSON
Senior Vice President, Partner,
Global Industry Analyst

JOHN F. AVERILL, CFA
Senior Vice President, Partner, Global Industry Analyst

ERIC STROMQUIST
Senior Vice President, Partner, Global Industry Analyst

BRUCE L. GLAZER
Senior Vice President, Partner, Global Industry Analyst

ANITA M. KILLIAN, CFA
Vice President, Global Industry Analyst

VIKRAM MURTHY
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Technology Fund Class A, before sales charge, returned 16.50% for the six-month period ended April 30, 2006. The Fund outperformed the Goldman Sachs Technology Index, which returned 8.64%, and the Lipper Science and Technology Mutual Fund Average, which returned 14.68% over the period.

WHY DID THE FUND PERFORM THIS WAY?

Technology stocks delivered solid returns during the period and outperformed the broader market as represented by the S&P 500. Within the Goldman Sachs Technology Index, weakness among Internet Software & Services was offset by strength in Electronic Equipment & Instruments, Commercial Services & Supplies and Wireless Telecom.

Security selection in Semiconductors & Semiconductor Equipment, Communications Equipment and Electronic Equipment & Instruments was the primary driver of Fund outperformance relative to the Goldman Sachs Technology Composite Index. Hon Hai, an Electronic Equipment manufacturer, was one of the largest contributors on both an absolute and relative basis helped by strong demand for consumer electronics and personal computer products. Among wireless handsets, the single-digit penetration rate of 3G phones should rise strongly in 2006 and 2007 as operators look to fill up their 3G network capacity. Nokia is a significant beneficiary of this trend and was a top contributor to absolute and benchmark-relative returns during the period. Corning also performed well on improved earnings growth and demand for Thin Film Transistor Liquid Crystal Display (TFT-LCD).

--------------------------------------------------------------------------------

Overall, our allocation decisions contributed positively to relative performance. Our underweight to Internet Retail, and overweight to Electronic Equipment & Instruments were additive.

Our stock selection among Computers & Peripherals detracted from relative performance. Most of this weakness was due to a decline in shares of Dell Computer as there was speculation that management will choose to cut future pricing and margins in order to accelerate growth. Other detractors included Microsoft and Yahoo! Inc.

WHAT IS THE OUTLOOK?

The robust restocking cycle in key end markets of PCs (particularly notebooks) and handsets dated back to mid-2005. We have benefited from our caution on the stocks exposed to those end markets as the inventory correction now unfolds there. Within Semiconductor Equipment, we selectively favor companies with a focused product offering such as NAND flash, and those that are taking market share.

Among Technology Hardware & Equipment, open storage networking is an area with a strong outlook. Spending on storage systems should continue to grow faster than overall technology capital expenditures. As phone, cable and satellite operators compete to provide customers the triple-play of voice, video and internet services, we also expect strength in equipment spending on the edge of carrier networks (where interconnections to other networks occur).

Within Software & Services, our investments remain well-positioned ahead of the strong video game cycle driven by next generation platforms. We are also meaningfully exposed to the computer services group where cyclical business fundamentals are improving, valuations are reasonable and individual company catalysts are present in the form of financial restructurings and management changes.

At the end of the period, the Fund was most overweight in the IT Services and Computer & Peripherals sub-sectors and underweight Semiconductors & Semiconductor Equipment and Internet Software & Services.

DIVERSIFICATION BY COUNTRY
as of April 30, 2006

                                                      PERCENTAGE OF
             DIVERSIFICATION BY COUNTRY                NET ASSETS
-------------------------------------------------------------------
Bermuda                                                     2.5%
-------------------------------------------------------------------
Finland                                                     3.9
-------------------------------------------------------------------
Japan                                                       1.1
-------------------------------------------------------------------
Luxembourg                                                  0.8
-------------------------------------------------------------------
South Korea                                                 4.2
-------------------------------------------------------------------
Taiwan                                                      3.9
-------------------------------------------------------------------
United Kingdom                                              0.1
-------------------------------------------------------------------
United States                                              82.4
-------------------------------------------------------------------
Short Term Investments                                      0.4
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Audio and Video Equipment Manufacturing                     1.1%
-------------------------------------------------------------------
Business Support Services                                   1.1
-------------------------------------------------------------------
Communications Equipment Manufacturing                     14.3
-------------------------------------------------------------------
Computer and Peripheral Manufacturing                      23.1
-------------------------------------------------------------------
Data Processing Services                                    4.7
-------------------------------------------------------------------
Electrical Equipment Manufacturing -- Component
  Other                                                     4.5
-------------------------------------------------------------------
Employment Services                                         1.2
-------------------------------------------------------------------
Machinery Manufacturing -- Industrial Machinery             3.3
-------------------------------------------------------------------
Management, Scientific, and Technical Consulting
  Services                                                  1.9
-------------------------------------------------------------------
Navigate, Measure, Control Instrument Manufacturing         0.5
-------------------------------------------------------------------
On Line Information Services                                3.5
-------------------------------------------------------------------
Exchange Traded Funds                                       0.9
-------------------------------------------------------------------
Other Services -- Other Personal Services                   0.8
-------------------------------------------------------------------
Professional Services -- Computer System Design &
  Related                                                  10.0
-------------------------------------------------------------------
Retail -- Electronic Shopping and Mail-Order Houses         0.8
-------------------------------------------------------------------
Semiconductor, Electronic Component Manufacturing          11.6
-------------------------------------------------------------------
Software Publishers                                        15.6
-------------------------------------------------------------------
Short-Term Investments                                      0.4
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Growth Allocation Fund
(advised by Hartford Investment Financial Services, LLC)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.


PERFORMANCE OVERVIEW(2) 5/28/04 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                                 GROWTH ALLOCATION FUND           S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 ----------------------           -------------           --------------------
5/28/04                                                    9450                       10000                       10000
                                                           9450                       10000                       10000
6/04                                                       9611                       10194                       10057
                                                           9337                        9857                       10156
8/04                                                       9346                        9897                       10350
                                                           9601                       10004                       10378
10/04                                                      9790                       10157                       10465
                                                          10178                       10567                       10382
12/04                                                     10493                       10927                       10477
                                                          10237                       10661                       10543
2/05                                                      10408                       10885                       10481
                                                          10199                       10692                       10427
4/05                                                      10019                       10490                       10568
                                                          10313                       10823                       10682
6/05                                                      10474                       10838                       10741
                                                          10787                       11241                       10643
8/05                                                      10844                       11139                       10779
                                                          10939                       11229                       10668
10/05                                                     10683                       11042                       10584
                                                          11071                       11459                       10631
12/05                                                     11258                       11463                       10732
                                                          11737                       11766                       10732
2/06                                                      11670                       11798                       10768
                                                          11833                       11945                       10662
4/06                                                      12015                       12105                       10643

    --- GROWTH ALLOCATION FUND     -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        $9,450  starting value         BOND INDEX                         $10,000 starting value
        $12,015 ending value           $10,000 starting value             $12,105 ending value
                                       $10,643 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                       INCEPTION              SINCE
                         DATE      1 YEAR   INCEPTION
----------------------------------------------------------
Growth Allocation A#   5/28/2004   19.92%    13.30%
----------------------------------------------------------
Growth Allocation A##  5/28/2004   13.33%    10.02%
----------------------------------------------------------
Growth Allocation B#   5/28/2004   19.18%    12.61%
----------------------------------------------------------
Growth Allocation B##  5/28/2004   14.18%    10.73%
----------------------------------------------------------
Growth Allocation C#   5/28/2004   19.08%    12.56%
----------------------------------------------------------
Growth Allocation C##  5/28/2004   18.08%    12.56%
----------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Growth Allocation Fund Class A had a total return, before sales charges, of 12.47% versus the returns of 11.53% for the Lipper Multi-Cap Core Funds Average and 0.56% for the Lehman Brothers U.S. Aggregate Bond Index and 9.64% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates at each of its meetings in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. However, despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. The result was a flatter yield curve yield in which investors did not receive substantially higher rates in return for longer holding periods. So far this year, investor confidence in the future prospects of the U.S. economy has continued to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Many commodities reached historical highs, and the price of oil again approached record highs. Therefore, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose later in the first quarter of 2006. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value. However, the credit-sensitive sectors generally outperformed Treasury bonds, reflecting expectations for continued economic growth and growing capacity to service debt on a timely basis.

The conditions that were favorable for traditionally riskier bonds were also well suited for stocks as equity markets also responded favorably to a more optimistic economic outlook. Equities outperformed bonds year-to-date and for the six month period. The large cap S&P 500 Index returned 9.64% for the period, with the cyclical (economically sensitive) Materials and Industrials sectors being among the strongest performing groups. Oil companies responding to record profits and historically high gasoline prices caused the Energy sector to be one of the top performing sectors. In contrast, the typically defensive Utilities and Consumer Staples sectors were among the weakest performing groups of the period. The positive economic backdrop particularly

--------------------------------------------------------------------------------

benefited small caps, as measured by the Russell 2000 Index. They outpaced their large cap counterparts, gaining 18.91% for the period. International equities, as measured by the MSCI EAFE Index (a common proxy for foreign stock markets) were the strongest performing equity category, returning 22.89% for the period. International equities were supported by strong global growth and concern regarding a weakening US dollar.

The Fund was positioned for rising interest rates, maintaining duration less than the Lehman Aggregate. For the six-month period, this short duration positioning enhanced overall performance. Within the major sectors of the Lehman Brothers U.S. Aggregate Index (a proxy for U.S. investment grade bonds), ABS securities were the top performer, while U.S. Treasuries were the weakest. The Fund is structured around three fixed income indices. For the period the best performer was the Lehman Brothers 1-3 Year Government Index (up 1.47%), followed by the Lehman Brothers U.S. Aggregate Index (up 0.56%) and the Lehman U.S. TIPS Index (down 0.96%). Consequently, the Fund's fixed income diversification detracted slightly from relative performance, due primarily to the exposure to TIPS (Treasury Inflation-Protected Securities).

The equity component of the Fund is structured around five equity indices. The Fund benefited from its allocation to small cap, mid cap and international equities as each of these asset classes outperformed domestic large caps. For the period, the MSCI EAFE (up 22.89%) was the top performing index, followed by the small cap Russell 2000 (up 18.91%), the Russell Midcap (up 14.35%), the Russell 1000 Value (up 12.87%) and the Russell 1000 Growth (up 7.06%). The Funds higher allocation to the traditionally more volatile asset classes was the greatest contributor to the Fund's outperformance relative to its benchmark. Although the Fund typically uses cash flows to rebalance the Fund, a total rebalance was performed in February due to the strong performance by certain asset classes. While there are trading costs that occur when a total rebalance is instituted, we believe these expenses had a negligible impact upon performance.

WHAT IS THE OUTLOOK?

Up to this point, economic data has proven to be stronger than the markets had anticipated, thereby leading many investors to expect more aggressive monetary tightening by the Federal Reserve through the first half of 2006. However, statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent," which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hikes were automatic regardless of the incoming data. Even so, as of this discussion on April 30, 2006, the market expectation remains certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. Adding further upward pressure to interest rates, oil prices and many commodities continue to rise in price.

With this backdrop, our underlying fixed income funds by and large remain somewhat defensive, with durations close to or slightly below the benchmark duration. Additionally, tight spreads of Investment-Grade Corporate yields over Treasury yields, combined with concerns about the risk of leveraged buyouts and other event risks, have generally led the underlying Funds to decrease exposure to the Investment Grade Bond sector. In addition to large caps, by design the equity component targets allocations to mid cap, small cap and international stocks. When these "riskier" stocks lead the market, we expect our portfolio will lead the large cap index. While we may tactically make changes to allocations, under normal circumstances our philosophy is to remain true to our long-term strategic allocations. We expect that the portfolio managers in the underlying funds will add further value through active management. Whenever possible, we will use cash flows to implement our allocation changes.

COMPOSITION BY UNDERLYING FUND
as of April 30, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                10.8%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                  14.8
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       4.9
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               3.0
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 4.0
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                       7.0
-------------------------------------------------------------------
Hartford International Capital Appreciation
  Fund,Class Y                                              4.0
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          3.0
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          4.0
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         2.0
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 2.0
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                       3.0
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        6.0
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      9.9
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                    9.9
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                4.0
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  7.0
-------------------------------------------------------------------
Other Assets and Liabilities                                0.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Growth Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(1,3) 4/30/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                        GROWTH FUND                 RUSSELL 1000 GROWTH INDEX
                                                                        -----------                 -------------------------
4/30/96                                                                     9450                              10000
                                                                            9708                              10349
                                                                            9653                              10363
                                                                            9066                               9756
                                                                            9247                              10008
                                                                            9974                              10737
                                                                           10075                              10802
                                                                           10620                              11613
                                                                           10278                              11385
                                                                           10740                              12184
                                                                           10492                              12101
                                                                            9939                              11446
4/97                                                                       10311                              12206
                                                                           11287                              13087
                                                                           11725                              13611
                                                                           12792                              14815
                                                                           12445                              13948
                                                                           13026                              14634
                                                                           12626                              14093
                                                                           12540                              14692
                                                                           12724                              14856
                                                                           12876                              15301
                                                                           13797                              16452
                                                                           14560                              17107
4/98                                                                       14611                              17344
                                                                           14373                              16852
                                                                           15210                              17884
                                                                           14950                              17766
                                                                           12639                              15100
                                                                           13520                              16259
                                                                           14195                              17566
                                                                           15020                              18902
                                                                           16494                              20607
                                                                           17281                              21817
                                                                           16639                              20820
                                                                           17495                              21917
4/99                                                                       17755                              21945
                                                                           17388                              21270
                                                                           18183                              22760
                                                                           17885                              22037
                                                                           17426                              22397
                                                                           17113                              21926
                                                                           18290                              23582
                                                                           19198                              24855
                                                                           22213                              27440
                                                                           21486                              26153
                                                                           23755                              27432
                                                                           23609                              29395
4/00                                                                       21573                              27996
                                                                           20914                              26587
                                                                           21699                              28601
                                                                           21360                              27409
                                                                           23124                              29891
                                                                           22814                              27063
                                                                           21903                              25783
                                                                           19862                              21982
                                                                           21114                              21287
                                                                           20149                              22757
                                                                           19208                              18894
                                                                           17957                              16838
4/01                                                                       20069                              18967
                                                                           20126                              18688
                                                                           19507                              18255
                                                                           18909                              17799
                                                                           17325                              16344
                                                                           15798                              14712
                                                                           16338                              15484
                                                                           17859                              16971
                                                                           18031                              16939
                                                                           17491                              16640
                                                                           16997                              15949
                                                                           17514                              16501
4/02                                                                       16113                              15154
                                                                           15780                              14788
                                                                           14344                              13420
                                                                           13391                              12682
                                                                           13563                              12720
                                                                           12484                              11401
                                                                           13667                              12446
                                                                           14448                              13122
                                                                           13563                              12216
                                                                           13265                              11919
                                                                           13035                              11865
                                                                           13471                              12086
4/03                                                                       14608                              12979
                                                                           15320                              13627
                                                                           15676                              13815
                                                                           15929                              14158
                                                                           16262                              14510
                                                                           16216                              14355
                                                                           17445                              15161
                                                                           17675                              15320
                                                                           17985                              15850
                                                                           18571                              16174
                                                                           18777                              16276
                                                                           18697                              15974
4/04                                                                       18456                              15789
                                                                           19225                              16083
                                                                           19627                              16284
                                                                           18134                              15363
                                                                           17698                              15288
                                                                           18456                              15433
                                                                           18594                              15674
                                                                           19260                              16213
                                                                           20098                              16849
                                                                           19237                              16287
                                                                           19007                              16460
                                                                           18559                              16160
4/05                                                                       18444                              15852
                                                                           19535                              16619
                                                                           19742                              16558
                                                                           20132                              17367
                                                                           19983                              17144
                                                                           20293                              17223
                                                                           19891                              17055
                                                                           20787                              17791
                                                                           20925                              17735
                                                                           21625                              18047
                                                                           21143                              18018
                                                                           21384                              18284
4/06                                                                       21913                              18259

    --- GROWTH FUND                            --- RUSSELL 1000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $21,913 ending value                       $18,259 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGEMENT

ANDREW J. SHILLING, CFA
Senior Vice President, Partner

JOHN A. BOSELLI, CFA
Senior Vice President, Partner

AVERAGE ANNUAL TOTAL RETURNS(1, 2) (as of 4/30/06)

            INCEPTION                                  SINCE
               DATE      1 YEAR   5 YEAR   10 YEAR   INCEPTION
-------------------------------------------------------------------
Growth A#     6/8/1949   18.80%   1.77%     8.77%     11.16%
-------------------------------------------------------------------
Growth A##    6/8/1949   12.27%   0.63%     8.16%     11.05%
-------------------------------------------------------------------
Growth B#   11/14/1994   17.88%   1.04%     NA*        NA*
-------------------------------------------------------------------
Growth B##  11/14/1994   12.88%   0.66%     NA*        NA*
-------------------------------------------------------------------
Growth C#   11/14/1994   18.00%   1.08%     8.00%      9.09%
-------------------------------------------------------------------
Growth C##  11/14/1994   17.00%   1.08%     8.00%      9.09%
-------------------------------------------------------------------
Growth H#   11/14/1994   18.23%   1.23%     NA*        NA*
-------------------------------------------------------------------
Growth H##  11/14/1994   14.23%   0.85%     NA*        NA*
-------------------------------------------------------------------
Growth L#     6/8/1949   19.14%   2.01%     8.89%     11.18%
-------------------------------------------------------------------
Growth L##    6/8/1949   13.48%   1.02%     8.37%     11.09%
-------------------------------------------------------------------
Growth M#   11/14/1994   18.25%   1.24%     NA*        NA*
-------------------------------------------------------------------
Growth M##  11/14/1994   14.25%   0.85%     NA*        NA*
-------------------------------------------------------------------
Growth N#   11/14/1994   18.25%   1.24%     8.08%      9.16%
-------------------------------------------------------------------
Growth N##  11/14/1994   17.25%   1.24%     8.08%      9.16%
-------------------------------------------------------------------
Growth Y#    2/19/2002   19.36%    NA        NA        6.56%
-------------------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period.
(2) The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, H, L, M, N and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Growth Fund Class A, before sales charge, returned 10.16% for the six-month period ended April 30, 2006. This placed the Fund ahead of the Russell 1000 Growth benchmark, which rose 7.06%, and the Lipper Large Cap Growth Funds Average, which rose 7.22%.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets moved higher during the period, supported by strength in corporate earnings, a solidifying global economy, and benign inflation. For the six months ended April 30, large cap stocks substantially trailed small cap and mid cap stocks, when measured using the S&P 500, Russell 2000, and S&P 400 indices, respectively. Value was well ahead of growth for the period, as the Russell 1000 Growth's 7.06% return was well behind that of the Russell 1000 Value, which rose 12.87%. Despite the headwind of a market favoring smaller, more value-oriented stocks, all but one sector within the Russell 1000 Growth rose, led by Telecommunication Services and Energy. Health Care stocks, down slightly during the period, and Consumer Staples, up modestly, lagged the broader market.

The Fund's outperformance was the result of strong stock selection, primarily in the Financials, Energy, and Technology sectors. Among Financials stocks, mortgage lender Countrywide Financial pushed higher in the face of rising interest rates as financial results came in ahead of expectations. Shares of the world's largest trading market, Chicago Mercantile Exchange, continued their ascent alongside rising trading volumes and expansion of its electronic trading platform, Globex. UBS, one of the world's fastest growing and most profitable wealth managers, reported a strong quarter with solid guidance.

Within the energy sector, exploration and production companies Petro-Canada (crude) and Cameco (uranium) led the Fund's positive results. In Technology, storage specialist Network Appliance benefited from a revenue reacceleration and a broadening

--------------------------------------------------------------------------------

product lineup. The firm is well positioned and is taking share within the growing enterprise storage industry. Mobile phone chip maker Qualcomm moved up on strong handset sales, an increased dividend, and elevated guidance. Qualcomm is benefiting from increased 3G penetration in cellular handsets worldwide and from selling licenses and chips for W-CDMA, an emerging high-speed standard that is gaining traction in Europe.

Stock selection subtracted from relative results in the Health Care and Consumer Discretionary sectors. A position in insurer United Health fell in April on news that stock options grants may have been back dated, benefiting management. We retain our position as the fundamentals of the company remain sound. Medical device maker Medtronic traded lower on concerns over industry weakness, mainly due to recall concerns at competitor Guidant. We continue to hold Medtronic due to its leadership position in what we believe is an attractive, high growth business over the long term. In the Consumer Discretionary sector, satellite radio provider XM Satellite Radio reacted negatively to declining conversion rates from OEM installations and rising expenses associated with increased advertising and promotion. We eliminated our position in the stock.

Despite overall positive results in Technology, there were pockets of weakness during the period. Internet advertiser Yahoo! fell in conjunction with disappointing guidance and search results, particularly in its affiliate business. We eliminated Yahoo! due to the company's seeming inability to close the gap with Google's leading search technology. Shares of semiconductor company Marvell Technology retreated with concerns that slowing PC growth would negatively impact the hard disk drive industry. Marvell remains well-positioned to benefit from upcoming consumer electronics product cycles.

WHAT IS THE OUTLOOK?

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. During the period we initiated new positions in Media company Viacom, credit reporting company Equifax, and a small position in specialty pharmaceutical company Elan. We expect Viacom shares to benefit from its strong top-line growth, solid global advertising growth in its cable networks, improving margins, and attractive valuation. We look for Equifax to benefit from a solid US economy, improved cross-selling to corporate customers, as well as strong revenue growth and margin expansion in its Latin American division. Elan's Tysabri re-launch should establish a presence in the treatment of multiple sclerosis, and possibly Crohn's disease. Elan's developing pipeline for Alzheimer's disease also appears promising.

Based on bottom-up decisions such as these, the Fund ended the period with it largest overweight positions in Financials and Health Care and its largest underweights in Consumer Staples and Consumer Discretionary stocks.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.5%
-------------------------------------------------------------------
Capital Goods                                               4.0
-------------------------------------------------------------------
Consumer Cyclical                                           0.9
-------------------------------------------------------------------
Consumer Staples                                            1.0
-------------------------------------------------------------------
Energy                                                      3.3
-------------------------------------------------------------------
Finance                                                    24.6
-------------------------------------------------------------------
Health Care                                                14.5
-------------------------------------------------------------------
Services                                                   13.2
-------------------------------------------------------------------
Technology                                                 29.6
-------------------------------------------------------------------
Transportation                                              2.9
-------------------------------------------------------------------
Short-Term Investments                                      9.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 -6.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Growth Opportunities Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS SHORT- AND LONG-TERM CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(1,3) 4/30/96 - 4/03/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                 GROWTH OPPORTUNITIES FUND          RUSSELL 3000 GROWTH INDEX
                                                                 -------------------------          -------------------------
4/30/96                                                                     9450                              10000
                                                                            9711                              10367
                                                                            9548                              10307
                                                                            8688                               9635
                                                                            9037                               9929
                                                                            9863                              10630
                                                                            9897                              10642
                                                                           10367                              11392
                                                                            9982                              11211
                                                                           10484                              11948
                                                                            9899                              11807
                                                                            9211                              11151
4/97                                                                        9300                              11815
                                                                           10333                              12743
                                                                           10761                              13246
                                                                           11849                              14370
                                                                           11477                              13648
                                                                           12086                              14362
                                                                           11554                              13796
                                                                           11459                              14288
                                                                           11354                              14433
                                                                           11182                              14804
                                                                           12178                              15935
                                                                           12798                              16574
4/98                                                                       12877                              16791
                                                                           12567                              16245
                                                                           13239                              17166
                                                                           12574                              16935
                                                                           10262                              14282
                                                                           11065                              15405
                                                                           11585                              16609
                                                                           12023                              17875
                                                                           13508                              19487
                                                                           13928                              20611
                                                                           12851                              19600
                                                                           13527                              20609
4/99                                                                       13536                              20759
                                                                           13177                              20171
                                                                           14138                              21557
                                                                           14110                              20873
                                                                           14357                              21132
                                                                           14423                              20746
                                                                           15463                              22240
                                                                           17259                              23517
                                                                           20758                              26078
                                                                           20482                              24926
                                                                           26502                              26483
                                                                           24033                              27980
4/00                                                                       21984                              26541
                                                                           20637                              25137
                                                                           23774                              27131
                                                                           23026                              25917
                                                                           26156                              28289
                                                                           26179                              25698
                                                                           23906                              24421
                                                                           19312                              20765
                                                                           21479                              20232
                                                                           21099                              21647
                                                                           18381                              18022
                                                                           16340                              16084
4/01                                                                       17882                              18113
                                                                           17725                              17898
                                                                           17688                              17552
                                                                           17271                              17040
                                                                           16102                              15668
                                                                           13614                              14039
                                                                           14307                              14814
                                                                           15744                              16225
                                                                           16301                              16262
                                                                           16128                              15954
                                                                           15157                              15267
                                                                           15955                              15848
4/02                                                                       15165                              14620
                                                                           14969                              14230
                                                                           13291                              12920
                                                                           11989                              12122
                                                                           11703                              12156
                                                                           10769                              10918
                                                                           11522                              11891
                                                                           12568                              12570
                                                                           11665                              11702
                                                                           11507                              11415
                                                                           11349                              11346
                                                                           11665                              11555
4/03                                                                       12726                              12425
                                                                           13712                              13095
                                                                           14111                              13280
                                                                           14246                              13657
                                                                           14886                              14025
                                                                           14690                              13859
                                                                           15992                              14669
                                                                           16527                              14847
                                                                           16752                              15326
                                                                           17264                              15675
                                                                           17513                              15766
                                                                           17641                              15501
4/04                                                                       17114                              15274
                                                                           17768                              15560
                                                                           18288                              15779
                                                                           16737                              14844
                                                                           16512                              14751
                                                                           17400                              14944
                                                                           17678                              15188
                                                                           18514                              15773
                                                                           19454                              16387
                                                                           18769                              15824
                                                                           18604                              15997
                                                                           18258                              15679
4/05                                                                       17784                              15320
                                                                           18927                              16089
                                                                           19657                              16079
                                                                           20801                              16894
                                                                           20892                              16674
                                                                           21358                              16756
                                                                           20952                              16553
                                                                           21862                              17286
                                                                           22494                              17234
                                                                           23959                              17655
                                                                           23619                              17621
                                                                           24057                              17936
4/06                                                                       24461                              17909

    --- GROWTH OPPORTUNITIES FUND              --- RUSSELL 3000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $24,461 ending value                       $17,909 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

MICHAEL T. CARMEN, CFA
Senior Vice President, Partner

MARIO E. ABULARACH, CFA
Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

                INCEPTION      1       5      10       SINCE
                   DATE       YEAR    YEAR   YEAR    INCEPTION
-------------------------------------------------------------------
Growth Opp A#    3/31/1963   37.55%   6.46%   9.97%    13.14%
-------------------------------------------------------------------
Growth Opp A##   3/31/1963   29.99%   5.27%   9.35%    12.99%
-------------------------------------------------------------------
Growth Opp B#   11/14/1994   36.45%   5.72%    NA*       NA*
-------------------------------------------------------------------
Growth Opp B##  11/14/1994   31.45%   5.40%    NA*       NA*
-------------------------------------------------------------------
Growth Opp C#   11/14/1994   36.45%   5.72%   9.18%    11.01%
-------------------------------------------------------------------
Growth Opp C##  11/14/1994   35.45%   5.72%   9.18%    11.01%
-------------------------------------------------------------------
Growth Opp H#   11/14/1994   36.81%   5.93%    NA*       NA*
-------------------------------------------------------------------
Growth Opp H##  11/14/1994   32.81%   5.61%    NA*       NA*
-------------------------------------------------------------------
Growth Opp L#    3/31/1963   37.79%   6.72%  10.11%    13.17%
-------------------------------------------------------------------
Growth Opp L##   3/31/1963   31.25%   5.69%   9.57%    13.04%
-------------------------------------------------------------------
Growth Opp M#   11/14/1994   36.77%   5.92%    NA*       NA*
-------------------------------------------------------------------
Growth Opp M##  11/14/1994   32.77%   5.60%    NA*       NA*
-------------------------------------------------------------------
Growth Opp N#   11/14/1994   36.82%   5.93%   9.29%    11.11%
-------------------------------------------------------------------
Growth Opp N##  11/14/1994   35.82%   5.93%   9.29%    11.11%
-------------------------------------------------------------------
Growth Opp Y#    2/19/2002   38.17%    NA       NA     12.39%
-------------------------------------------------------------------
Growth Opp Z#     3/1/1996   38.15%   7.04%     NA     10.92%
-------------------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period.
(2) The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, H, L, M, N, Y and Z shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Growth Opportunities Fund Class A, before sales charge, returned 16.74% for the six-month period ended April 30, 2006, outperforming the benchmark Russell 3000 Growth Index, which rose 8.20%. The Fund also outperformed the Lipper Multi-Cap Growth Funds Average, which returned 11.59%. These results were achieved against a backdrop of underperformance for growth investing. The Russell 3000 Growth's 8.20% return was well below the 13.28% return posted by the Russell 3000 Value, a bias that was repeated across the capitalization spectrum.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets rose during the period, supported by strength in corporate earnings, a solidifying global economy, and benign inflation. For the six-months ended April 30, large cap stocks substantially trailed small cap and mid cap stocks, when measured using the S&P 500, Russell 2000, and S&P 400 indexes, respectively. Every sector within the benchmark rose but one, led by Telecommunication Services and Energy. Health Care stocks, down slightly during the period, and Consumer Staples, up modestly, lagged the broader market.

Consistent with the Fund's bottom-up philosophy of investing, outperformance during the period was driven by stock selection rather than sector allocations. Relative performance was strong across the board, as the Fund added value in nine of ten economic sectors. Topping the list was the Technology sector, with strong absolute contributions from Bankrate, Corning, and Redback Networks. Bankrate, an online aggregator of financial information for consumers, rose on strong financial results and increased guidance for the year. Shares of glass substrate maker Corning rose in concert with strong flat panel television sales and improving prospects for its other divisions. Network equipment company Redback beat analyst forecasts for first quarter profit, pushing the stock higher during the period. Top contributors on a relative basis were Brazilian airline company Gol Linhas, Industrials company Melco International, and Bankrate.

--------------------------------------------------------------------------------

Health Care stocks also boosted absolute and relative results, led by biotech companies Cephalon, Digene, and Shionogi. Cephalon had fallen due to consensus concerns regarding patent protection and potential generic competition for their largest drug, Provigil. The company has since settled with all four potential generic companies, securing protection of the drug through 2011 and driving the stock price higher during the period. The stock has pulled back on concerns regarding the company's new drug Sparlon. We continue to own the stock. Industrials stocks also performed well, as Brazilian low cost airline GOL Linhas, casino operator Melco International, and Chinese solar panel maker Suntech Power rose, adding to relative and absolute performance. Canadian uranium producer Cameco rounded out the list of top relative and absolute contributors.

The Fund lagged the benchmark in the Consumer Discretionary sector, largely due to positions in satellite radio companies XM Satellite Radio and Sirius Satellite, which fell on concerns of rising subscriber acquisition costs. Retailer Tiffany & Co. also detracted from relative and absolute performance. Despite significant value added overall, there were pockets of weakness in the health care sector. Foxhollow Technology, a medical device manufacturer, announced that their CEO was retiring, raising concerns that spending levels will rise precipitously in 2006, reducing earnings expectations. Another medical device company, St. Jude Medical, fell on overall weakness in the implantable cardiac defibrillator market.

WHAT IS THE OUTLOOK?

Economic growth continues to surprise on the upside. Recent GDP figures have been volatile, but the rate of expansion heading into 2006 was very strong, and we expect first quarter data to show a continuation of this trend. While the economic drag of a more restrictive Fed, higher energy prices, and slowing housing markets should dampen U.S. growth, over the near term, the momentum of the global economy is countering many of the headwinds in the U.S.

Currently the Fund's largest exposure is to Technology, followed by Health Care and Consumer Discretionary, each with over 20% of the Fund. This is consistent with the overall view that there are ample opportunities across a number of different sectors regardless of the market's economic views. The Fund's lowest weights are in the Telecommunication Services, Utilities, and Materials sectors.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.3%
-------------------------------------------------------------------
Capital Goods                                               1.4
-------------------------------------------------------------------
Consumer Cyclical                                          12.7
-------------------------------------------------------------------
Energy                                                      3.6
-------------------------------------------------------------------
Finance                                                     5.4
-------------------------------------------------------------------
Health Care                                                20.9
-------------------------------------------------------------------
Services                                                   12.0
-------------------------------------------------------------------
Technology                                                 32.7
-------------------------------------------------------------------
Transportation                                              2.5
-------------------------------------------------------------------
Utilities                                                   2.7
-------------------------------------------------------------------
Short-Term Investments                                     13.1
-------------------------------------------------------------------
Other Assets & Liabilities                                -10.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford High Yield Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS HIGH CURRENT INCOME.
GROWTH OF CAPITAL IS A SECONDARY OBJECTIVE.


PERFORMANCE OVERVIEW(2) 9/30/98 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                    LEHMAN BROTHERS HIGH YIELD
                                                                      HIGH YIELD FUND                    CORPORATE INDEX
                                                                      ---------------               --------------------------
9/30/98                                                                     9550                              10000
                                                                            9529                               9795
                                                                            9856                              10202
                                                                            9868                              10213
                                                                           10016                              10364
                                                                           10007                              10303
                                                                           10137                              10402
4/99                                                                       10326                              10603
                                                                           10123                              10460
                                                                           10113                              10437
                                                                           10102                              10479
                                                                           10026                              10363
                                                                            9986                              10289
                                                                           10040                              10221
                                                                           10168                              10341
                                                                           10211                              10457
                                                                           10120                              10412
                                                                           10106                              10431
                                                                           10011                              10212
4/00                                                                       10050                              10229
                                                                            9914                              10123
                                                                           10173                              10330
                                                                           10279                              10408
                                                                           10423                              10479
                                                                           10359                              10388
                                                                           10175                              10056
                                                                            9922                               9657
                                                                           10275                               9844
                                                                           10958                              10581
                                                                           11015                              10722
                                                                           10765                              10469
4/01                                                                       10624                              10339
                                                                           10689                              10525
                                                                           10340                              10230
                                                                           10498                              10381
                                                                           10587                              10503
                                                                            9962                               9797
                                                                           10359                              10039
                                                                           10688                              10406
                                                                           10572                              10363
                                                                           10465                              10436
                                                                           10110                              10290
                                                                           10216                              10538
4/02                                                                       10315                              10706
                                                                           10210                              10647
                                                                            9643                               9862
                                                                            9195                               9431
                                                                            9310                               9700
                                                                            9078                               9573
                                                                            9099                               9489
                                                                            9663                              10077
                                                                            9762                              10218
                                                                           10008                              10558
                                                                           10200                              10688
                                                                           10380                              10995
4/03                                                                       10924                              11647
                                                                           11106                              11768
                                                                           11336                              12106
                                                                           11058                              11973
                                                                           11158                              12111
                                                                           11504                              12442
                                                                           11710                              12693
                                                                           11862                              12886
                                                                           12133                              13177
                                                                           12268                              13429
                                                                           12236                              13395
                                                                           12273                              13486
4/04                                                                       12100                              13394
                                                                           11868                              13168
                                                                           12017                              13356
                                                                           12169                              13538
                                                                           12384                              13803
                                                                           12555                              14004
                                                                           12794                              14257
                                                                           12856                              14429
                                                                           12979                              14644
                                                                           12918                              14625
                                                                           13139                              14840
                                                                           12695                              14408
4/05                                                                       12589                              14268
                                                                           12822                              14521
                                                                           12989                              14806
                                                                           13157                              15065
                                                                           13175                              15094
                                                                           13029                              14943
                                                                           12917                              14839
                                                                           13005                              14916
                                                                           13111                              15045
                                                                           13251                              15285
                                                                           13358                              15387
                                                                           13448                              15479
4/06                                                                       13538                              15574

    --- HIGH YIELD FUND                    --- LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX
        $9,550  starting value                 $10,000 starting value
        $13,538 ending value                   $15,574 ending value

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                INCEPTION                       SINCE
                  DATE      1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------
High Yield A#   9/30/1998   7.54%    4.96%      4.71%
------------------------------------------------------------
High Yield A##  9/30/1998   2.70%    4.00%      4.07%
------------------------------------------------------------
High Yield B#   9/30/1998   6.90%    4.23%      3.96%
------------------------------------------------------------
High Yield B##  9/30/1998   1.90%    3.93%      3.96%
------------------------------------------------------------
High Yield C#   9/30/1998   6.98%    4.29%      4.02%
------------------------------------------------------------
High Yield C##  9/30/1998   5.98%    4.29%      4.02%
------------------------------------------------------------
High Yield Y#   9/30/1998   8.06%    5.38%      5.14%
------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

MARK NILAND, CFA
Executive Vice President

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six month period ended April 30, 2006, The Hartford High Yield Fund Class A had a total return, before sales charges, of 4.81% versus the returns of 5.11% for the Lipper High Current Yield Fund Average and 4.95% for the Lehman Brothers High Yield Corporate Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates at each of its meetings in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. Despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This stability was in part due to demand from domestic and foreign investors. The result was a flatter yield curve yield in which investors did not receive substantially higher rates in return for longer holding periods. Going into the first quarter of 2006, the curve actually became slightly inverted as the Fed continued to raise its Federal Funds Target Rate (Fed Funds Rate). So far this year, investor confidence in the future prospects of the U.S. economy has continued to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. This year, many commodities reached historical highs, and the price of oil again approached record levels. Therefore, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose later in the first quarter of 2006. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value. In contrast, the outlook for a strong economy bodes well for the traditionally "risky" bond sectors, since these issuers are more likely to prosper when the economy is recovering. During the six month period, these positive economic benefits generally offset the negative impact of rising rates upon these "risky" sectors. Under these circumstances, the U.S. High Yield and Emerging Market Debt proved to be the strongest performing bond sectors of the of period as investors showed an increased appetite for risk. Consequently, the lower tiers of high yield bonds (CCC-rated and lower) generally outperformed the higher quality tiers of below investment-grade bonds (BB and B).

During the six months ending April 30, 2006, security selection within the Fund proved to be the primary driver of performance, with the Automotive sector largely setting the pace. The Fund was positioned to take advantage of the announced sale of a controlling interest in General Motor's finance division, GMAC. In addition, the Fund's holdings within the Electric, Chemicals and Pharmaceuticals sectors contributed to overall performance. The Fund's high quality bias partially offset the positive security selection over the last six months. The Fund is currently limited to

--------------------------------------------------------------------------------

a 10% allocation to CCC-rated securities (which we have fully utilized), whereas the benchmark is comprised roughly of 14.5% CCC (and lower)-rated securities. During the latter half of this period, CCC-rated securities proved to be the clear outperforming ratings category. On a benchmark relative basis, the adverse effect of rising interest rates on fixed rate securities was mitigated within the Fund due to the fact that its interest rate duration was roughly one-half of a year shorter than its benchmark.

WHAT IS THE OUTLOOK?

The market expected that the Fed Funds Target Rate would be hiked by another 0.25% during May's FOMC meeting. The Fed did not disappoint and raised the rate to 5.0%, having raised rates by 4.0% since June 2004. Statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent," which will likely lead to some increase in market volatility as investors try to anticipate the Fed's next move. The recent flow of data reflects an economy that is expanding solidly, as demonstrated by the strength of the job sector and increases in consumer confidence. Furthermore, business spending remains strong and firms continue to improve their productivity, helping to sustain healthy profit margins. The robust underlying fundamental picture of the corporate high yield market is best demonstrated by the fact that the percentage of issuers defaulting for the past twelve months through April fell to a 20-year low (as measured by Standard & Poor's). Based on the strength of the fundamental and technical position of the market, we continue to maintain a positive outlook for the High Yield sector, although our enthusiasm is somewhat tempered by the impressive returns already posted by the asset class in 2006. Indeed, valuation levels do not provide much margin for error; therefore, complacency is one the biggest risk we face in the context of the current market.

DISTRIBUTION BY CREDIT QUALITY
as of April 30, 2006

                                                       PERCENTAGE OF
RATING                                                   HOLDINGS
--------------------------------------------------------------------
AAA                                                          1.0
--------------------------------------------------------------------
BBB                                                          0.2
--------------------------------------------------------------------
BB                                                          25.5
--------------------------------------------------------------------
B                                                           64.0
--------------------------------------------------------------------
CCC                                                          9.3
--------------------------------------------------------------------
TOTAL                                                      100.0%
--------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            14.5%
-------------------------------------------------------------------
Capital Goods                                               2.8
-------------------------------------------------------------------
Consumer Cyclical                                          14.6
-------------------------------------------------------------------
Consumer Staples                                            1.9
-------------------------------------------------------------------
Energy                                                      5.0
-------------------------------------------------------------------
Finance                                                    10.5
-------------------------------------------------------------------
Health Care                                                 1.9
-------------------------------------------------------------------
Services                                                   17.7
-------------------------------------------------------------------
Technology                                                 17.8
-------------------------------------------------------------------
Transportation                                              3.3
-------------------------------------------------------------------
U.S. Government Agencies                                    1.0
-------------------------------------------------------------------
Utilities                                                   7.9
-------------------------------------------------------------------
Short-Term Investments                                     13.8
-------------------------------------------------------------------
Other Assets & Liabilities                                -12.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Income Allocation Fund
(advised by Hartford Investment Financial Services, LLC)

INVESTMENT OBJECTIVE -- SEEKS CURRENT INCOME AND, AS
A SECONDARY OBJECTIVE, CAPITAL PRESERVATION.


PERFORMANCE OVERVIEW(2) 5/28/04 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              LEHMAN BROTHERS U.S. AGGREGATE BOND
                                                                INCOME ALLOCATION FUND                       INDEX
                                                                ----------------------        -----------------------------------
5/28/04                                                                  9550                                10000
                                                                         9550                                10000
                                                                         9560                                10057
7/04                                                                     9602                                10156
                                                                         9683                                10350
                                                                         9713                                10378
10/04                                                                    9781                                10465
                                                                         9765                                10382
                                                                         9832                                10477
1/05                                                                     9836                                10543
                                                                         9838                                10481
                                                                         9764                                10427
4/05                                                                     9820                                10568
                                                                         9888                                10682
                                                                         9939                                10741
7/05                                                                     9910                                10643
                                                                         9992                                10779
                                                                         9937                                10668
10/05                                                                    9880                                10584
                                                                         9915                                10631
                                                                         9989                                10732
1/06                                                                    10012                                10732
                                                                        10042                                10768
                                                                         9990                                10662
4/06                                                                    10001                                10643

    --- INCOME ALLOCATION FUND                       --- LEHMAN BROTHERS U.S. AGGREGATE
        $9,550  starting value                           BOND INDEX
        $10,001 ending value                             $10,000 starting value
                                                         $10,643 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                       INCEPTION              SINCE
                         DATE      1 YEAR   INCEPTION
----------------------------------------------------------
Income Allocation
  A#.................  5/28/2004    1.84%     2.42%
----------------------------------------------------------
Income Allocation
  A##................  5/28/2004   -2.74%     0.00%
----------------------------------------------------------
Income Allocation
  B#.................  5/28/2004    1.12%     1.74%
----------------------------------------------------------
Income Allocation
  B##................  5/28/2004   -3.75%    -0.28%
----------------------------------------------------------
Income Allocation
  C#.................  5/28/2004    1.12%     1.74%
----------------------------------------------------------
Income Allocation
  C##................  5/28/2004    0.15%     1.74%
----------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(2) Growth of a $10,000 investment in Classes B, and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six month period ended April 30, 2006, The Hartford Income Allocation Fund Class A had a total return, before sales charges, of 1.22% versus the return of 0.60% for the Lipper Intermediate Investment Grade Funds Average and 0.56% for the Lehman Brothers U.S. Aggregate Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates at each of its meetings in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. However, despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. The result was a flatter yield curve yield in which investors did not receive substantially higher rates in return for longer holding periods. So far this year, investor confidence in the future prospects of the U.S. economy has continued to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Many commodities reached historical highs, and the price of oil again approached record highs. Therefore, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose later in the first quarter of 2006. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value. However, the credit-sensitive sectors generally outperformed Treasury bonds, reflecting expectations for continued economic growth and growing capacity to service debt on a timely basis. Accordingly, High Yield was the strongest bond sector of the six month period.

The Fund was positioned for rising interest rates, maintaining duration less than the Lehman Aggregate. For the six-month period, this short duration positioning enhanced overall performance. Within the major sectors of the Lehman Brothers U.S. Aggregate Index (a proxy for U.S. investment grade bonds), ABS securities were the top performer, while U.S. Treasuries were the weakest. The Fund is structured around six fixed income indices. For the period the best performer was the Lehman Brothers High Yield Index (up 4.95%), followed by the Credit Suisse Leveraged Loan Index (up 3.46%), Cash (up 2.04%), the Lehman Brothers 1-3 Year Government Index (up 1.47%), the Lehman Brothers U.S. Aggregate Index (up 0.56%), and the Lehman U.S. TIPS Index (down 0.96%). Consequently, the Fund benefited from its diversification since 4 of the 5 other indices outperformed the

--------------------------------------------------------------------------------

Lehman Brothers U.S. Aggregate Index. Although the Fund typically uses cash flows to rebalance the Fund, a hard rebalance was performed in February due to the strong performance by certain sectors. While there are trading costs that occur when a hard rebalance is instituted, these expenses had a negligible impact upon performance.

WHAT IS THE OUTLOOK?

Up to this point, economic data has proven to be stronger than the markets had anticipated, thereby leading many investors to expect more aggressive monetary tightening by the Federal Reserve through the first half of 2006. However, statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent," which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hikes were automatic regardless of the incoming data. Even so, as of this discussion on April 30, 2006, the market expectation remains certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. Adding further upward pressure to interest rates, oil prices and many commodities continue to rise in price.

With this backdrop, our underlying fixed income funds by and large remain somewhat defensive, with durations close to or slightly below the benchmark duration. Additionally, tight spreads of Investment-Grade Corporate yields over Treasury yields, combined with concerns about the risk of leveraged buyouts and other event risks, have generally led the underlying Funds to decrease exposure to the Investment Grade Bond sector. While we may tactically make changes to allocations, under normal circumstances our philosophy is to remain true to our long-term strategic allocations. We expect that the portfolio managers in the underlying funds will add further value through active management. Whenever possible, we will use cash flows to implement our allocation changes.

COMPOSITION BY UNDERLYING FUND
as of April 30, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Floating Rate Fund, Class Y                        7.9%
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                          13.9
-------------------------------------------------------------------
Hartford Income Fund, Class Y                               5.0
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                      15.9
-------------------------------------------------------------------
Hartford Money Market Fund, Class Y                         6.9
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                      20.8
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                   28.8
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Income Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE A HIGH LEVEL OF
CURRENT INCOME. CAPITAL APPRECIATION IS A SECONDARY OBJECTIVE.


PERFORMANCE OVERVIEW(2) 10/31/02 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              LEHMAN BROTHERS U.S. AGGREGATE BOND
                                                                     INCOME FUND                             INDEX
                                                                     -----------              -----------------------------------
10/31/02                                                                 9550                                10000
                                                                         9662                                10207
                                                                         9820                                10215
                                                                         9883                                10357
                                                                        10045                                10349
                                                                        10099                                10434
4/03                                                                    10314                                10629
                                                                        10459                                10608
                                                                        10540                                10251
                                                                        10193                                10319
                                                                        10273                                10592
                                                                        10563                                10493
                                                                        10580                                10518
                                                                        10637                                10625
                                                                        10804                                10711
                                                                        10895                                10827
                                                                        10995                                10908
                                                                        11080                                10624
4/04                                                                    10788                                10582
                                                                        10691                                10641
                                                                        10769                                10747
                                                                        10897                                10952
                                                                        11108                                10982
                                                                        11170                                11074
                                                                        11305                                10985
                                                                        11242                                11086
                                                                        11356                                11156
                                                                        11376                                11090
                                                                        11373                                11033
                                                                        11209                                11183
4/05                                                                    11289                                11304
                                                                        11414                                11365
                                                                        11497                                11262
                                                                        11460                                11406
                                                                        11597                                11289
                                                                        11490                                11199
                                                                        11384                                11249
                                                                        11450                                11356
                                                                        11550                                11356
                                                                        11601                                11394
                                                                        11659                                11282
                                                                        11578                                11262
4/06                                                                    11590                                11262

    --- INCOME FUND                        --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $9,550  starting value                 $10,000 starting value
        $11,590 ending value                   $11,262 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.


You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

            INCEPTION               SINCE
               DATE      1 YEAR   INCEPTION
------------------------------------------------
Income
  A#......  10/31/2002    2.66%     5.69%
------------------------------------------------
Income
  A##.....  10/31/2002   -1.96%     4.31%
------------------------------------------------
Income
  B#......  10/31/2002    1.80%     4.93%
------------------------------------------------
Income
  B##.....  10/31/2002   -3.07%     4.16%
------------------------------------------------
Income
  C#......  10/31/2002    1.80%     4.98%
------------------------------------------------
Income
  C##.....  10/31/2002    0.82%     4.98%
------------------------------------------------
Income
  Y#......  11/28/2003    2.82%     3.85%
------------------------------------------------

  # Without sales charge
 ## With sales charge
 NA Not Applicable

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Managing Director

EDWARD VAIMBERG
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Income Fund Class A had a total return, before sales charges, of 1.80% versus the return of 0.84% for the Lipper Corporate Debt Funds BBB Average and 0.12% for the Lehman Brothers Aggregate Bond Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised the Federal Funds Target Rate (Fed Funds
Rate) at each of its meetings in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies could lead to higher inflation. The Fed's decision to tighten monetary policy and limited demand for credit helped keep long term Treasury bond yields relatively stable; they ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. The yield curve flattened, with yields on short-term Treasury notes only modestly below those on longer-term Treasury bonds. As a result, investors did not receive substantially higher rates in return for longer holding periods. Going into the first quarter of 2006, the curve actually became slightly inverted as the Fed continued to raise the Fed Funds Rate. This year, investor confidence in the future prospects of the U.S. economy has continued to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. During the six month period, many commodities reached historical highs, and the price of oil again approached record levels. In response to the outlook for a strong economy, potentially higher inflation, and growing demand for credit, long-term interest rates rose to higher levels in the first quarter of 2006. Rising long term rates caused most investment grade fixed-rate bonds to decline in value. However, the credit-sensitive sectors generally outperformed Treasurys of similar durations, reflecting expectations for continued economic growth and growing capacity to service debt on a timely basis. U.S. High Yield and Emerging Market Debt were the strongest performing sectors for both the six-month period ended April 30, 2006 and for the first four months of 2006.

The greatest impact upon the Fund's performance relative to the benchmark was its beneficial exposure to sectors outside the Fund's benchmark -- specifically High Yield and Emerging Markets Debt. These sectors were the strongest performers for the period. They benefited from the strength of global economies, the outlook for stable-to-improving credit quality, and from the continuing search for yield by investors. With a flat yield curve, investors could not obtain meaningful increases in yields simply by extending the

--------------------------------------------------------------------------------

maturities of their portfolios. As such, Investors were willing to accept the risk associated with the higher yields in credit-sensitive sectors such as High Yield and Emerging Markets, at least in part because of their general confidence in the economy and the positive prospects for most of the issuers in these sectors. Since the Fund allocated away from Treasuries to invest in these sectors, the Fund's resulting underweight to Treasuries was a contributor to relative performance as they were among the weakest performers during the six month period. Although rising interest rates detracted from the Fund's performance on an absolute return basis, the Fund's shorter-than-benchmark duration added to performance on a relative basis. Having been positioned for higher rates, the Fund was less sensitive to changes in interest rates than if it had maintained a benchmark-neutral duration. In addition to benefiting from sector allocation, the Fund also benefited from selection at the individual security level. While the greatest contributions from issue selection came from within the investment grade corporate sector, security selection within the Mortgage-Backed Securities and Asset-Backed Securities sectors also added value.

Consistent with the Fund's primary objective of high current income, the Fund maintained a higher-than-median 30-Day SEC Yield relative to the Lipper BBB Corporate Bond Universe for the months of November through March, placing in the 1st quartile in two of those months and continuing our record of consistently generating above-average SEC yields while maintaining an A3 credit rating.

WHAT IS THE OUTLOOK?

The Fed raised the Fed Funds Target Rate by another 0.25%, to 4.75%, at the end of March. The Target rate has been raised a total of 3.75% since June 2004. Statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent," which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. Given recent economic data as of this discussion on April 30, 2006, the market expectation is almost certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006.

The economy appears to be expanding solidly, as demonstrated by continuing job growth and increases in consumer confidence. Business spending remains strong and firms continue to utilize their excess capacity. While housing sales appears to be slowing, investors are split as to whether the housing market will experience a traditional boom and bust cycle, or will simply moderate and then stabilize at a slower, but healthy and more sustainable pace. The outcome, which will take some time to play out, has significant implications for consumer spending in the future and, therefore, for the strength of the economy. While growth may moderate, our outlook for the economy remains positive. As a result, we expect to retain significant exposures to credit-sensitive sectors such as High Yield and Emerging Markets Debt. These sectors will continue to benefit from a strong economy, and both remain attractive places in which to pursue relative-value opportunities. However, our enthusiasm for these and other credit-sensitive sectors is somewhat tempered by the impressive returns already posted in 2006, the level to which spreads have already compressed, lingering uncertainty about the effects of rising bond yields, inflation expectations and the ongoing reduction in global liquidity.

DISTRIBUTION BY CREDIT QUALITY
as of April 30, 2005

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        35.9%
-------------------------------------------------------------------
AA                                                          2.4
-------------------------------------------------------------------
A                                                          10.4
-------------------------------------------------------------------
BBB                                                        18.3
-------------------------------------------------------------------
BB                                                         14.8
-------------------------------------------------------------------
B                                                          16.3
-------------------------------------------------------------------
CCC                                                         1.0
-------------------------------------------------------------------
NR                                                          0.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.1%
-------------------------------------------------------------------
Capital Goods                                               0.6
-------------------------------------------------------------------
Consumer Cyclical                                           6.8
-------------------------------------------------------------------
Consumer Staples                                            1.3
-------------------------------------------------------------------
Energy                                                      3.5
-------------------------------------------------------------------
Finance                                                    31.5
-------------------------------------------------------------------
Foreign Governments                                         5.0
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 1.3
-------------------------------------------------------------------
Services                                                    8.1
-------------------------------------------------------------------
Technology                                                  6.2
-------------------------------------------------------------------
Transportation                                              1.8
-------------------------------------------------------------------
U.S. Government Agencies                                   17.5
-------------------------------------------------------------------
U.S. Government Securities                                  4.4
-------------------------------------------------------------------
Utilities                                                   3.7
-------------------------------------------------------------------
Short-Term Investments                                      0.7
-------------------------------------------------------------------
Other Assets & Liabilities                                  2.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Inflation Plus Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS A TOTAL RETURN THAT EXCEEDS THE RATE OF INFLATION OVER AN ECONOMIC CYCLE.


PERFORMANCE OVERVIEW(2) 10/31/02 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                LEHMAN BROTHERS U.S. TREASURY
                                                                INFLATION PLUS FUND          INFLATION-PROTECTED SECURITIES INDEX
                                                                -------------------          ------------------------------------
10/31/02                                                                9550                                10000
                                                                        9528                                 9993
                                                                        9842                                10329
                                                                        9889                                10407
                                                                       10245                                10796
                                                                       10082                                10621
4/03                                                                   10037                                10594
                                                                       10507                                11097
                                                                       10407                                10983
                                                                        9921                                10476
                                                                       10072                                10664
                                                                       10390                                11017
                                                                       10412                                11077
                                                                       10411                                11084
                                                                       10500                                11197
                                                                       10609                                11325
                                                                       10842                                11586
                                                                       11003                                11772
4/04                                                                   10488                                11201
                                                                       10628                                11403
                                                                       10621                                11408
                                                                       10707                                11514
                                                                       10976                                11823
                                                                       10988                                11846
                                                                       11077                                11965
                                                                       11044                                11936
                                                                       11228                                12144
                                                                       11226                                12145
                                                                       11173                                12093
                                                                       11173                                12104
4/05                                                                   11367                                12335
                                                                       11446                                12420
                                                                       11469                                12473
                                                                       11248                                12211
                                                                       11487                                12493
                                                                       11456                                12475
                                                                       11310                                12316
                                                                       11316                                12337
                                                                       11442                                12489
                                                                       11441                                12488
                                                                       11429                                12482
                                                                       11190                                12208
4/06                                                                   11164                                12198

    --- INFLATION PLUS FUND                    --- LEHMAN BROTHERS U.S. TREASURY
        $9,550  starting value                     INFLATION-PROTECTED SECURITIES INDEX
        $11,164 ending value                       $10,000 starting value
                                                   $12,198 ending value

LEHMAN BROTHERS U.S. TREASURY INFLATION-PROTECTED SECURITIES INDEX represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                    INCEPTION               SINCE
                       DATE      1 YEAR   INCEPTION
--------------------------------------------------------
Inflation Plus A#   10/31/2002   -1.78%     4.56%
--------------------------------------------------------
Inflation Plus A##  10/31/2002   -6.20%     3.20%
--------------------------------------------------------
Inflation Plus B#   10/31/2002   -2.52%     3.85%
--------------------------------------------------------
Inflation Plus B##  10/31/2002   -7.21%     3.06%
--------------------------------------------------------
Inflation Plus C#   10/31/2002   -2.43%     3.85%
--------------------------------------------------------
Inflation Plus C##  10/31/2002   -3.37%     3.85%
--------------------------------------------------------
Inflation Plus Y#   11/28/2003   -1.41%     3.30%
--------------------------------------------------------

  # Without sales charge
 ## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Managing Director

TIMOTHY WILHIDE
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Inflation Plus Fund Class A had a total return, before sales charges, of -1.29% versus the return of -0.77 % for the Lipper Treasury Inflation-Protected Securities Funds Average and -0.96% for the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve (the Fed) raised short-term interest rates at each of its meetings in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. Despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. The result was a flatter yield curve yield curve in which investors did not receive substantially higher rates in return for longer holding periods. Going into the first quarter of 2006, the curve actually became slightly inverted (short-term yields higher than long-term yields) as the Fed continued to raise the Fed Funds rate. So far this year, investor confidence about prospects for the U.S. economy has continued to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Furthermore, many commodities reached historical highs and the price of oil again approached record levels. Thus, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose in March and April. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value. While U.S. Treasury Inflation-Protected Securities (TIPS) have a feature that protects principal values from the negative impact of inflation, they are still sensitive to the changes in interest rates. Subsequently, TIPS declined in response to rising rates.

The greatest impact upon the Fund's performance was its sensitivity to changes in interest rates. Late in 2005, the Fund's duration was slightly long of the benchmark, having underweighted TIPS in the 1 to 5 year maturities in response to expectation that the real rate (nominal rate minus inflation) curve would continue to flatten. However, early in the new year, the Fund shortened its duration as the first quarter economic data proved much stronger than expected, raising the odds of more aggressive Fed tightening through the first half of 2006. The Fund

--------------------------------------------------------------------------------

also shifted its position on the yield curve. At the start of the year, the Fund had been constructed to benefit from the expectation that short rates would rise faster than long rates, and that seasonal inflation adjustments to TIPS would detract from the short-term TIPS maturities. By March, though, the Fund had shifted in favor of a steeper real rate curve as increases in crude oil and retail gasoline prices attracted investors to shorter TIPS, and the TIPS curve steepened in March in sympathy with the sharp steepening in nominal (fixed-rate) Treasuries. The Fund closed the six-month period slightly short of the Index duration, modestly overweight shorter maturity TIPS, and modestly underweight long TIPS.

Gross of expenses, the Fund slightly outperformed the benchmark for the six-month period. Overall, the Fund duration and yield curve management added to performance relative to the benchmark. Since the Fund remained at least 95% invested in the TIPS sector, investments in other sectors had minimal impact upon performance. Given that nearly all of the TIPS were U.S. Treasurys, security selection among TIPS issues was primarily a result of duration and yield curve management. During the period, the Fund was also able to take advantage of several trading opportunities by making relative value TIPS swaps along the TIPS yield curve.

WHAT IS THE OUTLOOK?

The market expected that the Fed Funds Target Rate would be hiked by another 0.25% at the end of March. The Fed did not disappoint and raised the rate to 4.75%, having raised rates since June 2004. Statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent" which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hikes were automatic regardless of the incoming data. Given recent economic data as of this discussion on April 30, 2006, the market expectation is almost certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006.

The economy appears to be expanding solidly, as demonstrated by the strength of the job sector and increases in consumer confidence. Business spending remains strong and firms continue to utilize their excess capacity. While the housing sales appears to be slowing, investors are split as to whether the housing market will experience a traditional boom and bust cycle, or will stabilize at a slower, more sustainable pace. The outcome, which will take some time to play out, has significant implications upon consumer spending in the future. Regarding TIPS, fuel prices are hitting record highs and businesses are reporting increasing pricing power. As a result, we expect that the CPI (Consumer Price Index) will be pushing higher in the next several months. Though real rates are trending higher, they are doing so at a much slower pace than nominal interest rates. In this environment, we find TIPS, and in particularly shorter-term TIPS, to be more attractive than nominal (fixed rate) Treasuries over the new few months.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Finance                                                     1.0%
-------------------------------------------------------------------
U.S. Government Securities                                 98.6
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of April 30, 2006

                                                      PERCENTAGE OF
                       RATING                           HOLDINGS
-------------------------------------------------------------------
AAA                                                        99.4%
-------------------------------------------------------------------
A                                                           0.5
-------------------------------------------------------------------
BBB                                                         0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford International Capital Appreciation Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(2) 4/30/01 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                               INTERNATIONAL CAP APP FUND        MSCI EAFE INDEX         MSCI EAFE GROWTH INDEX
                                               --------------------------        ---------------         ----------------------
4/30/01                                                   9450                        10000                       10000
                                                          8836                         9655                        9601
                                                          8411                         9264                        9137
                                                          8297                         9096                        8915
                                                          7825                         8867                        8509
                                                          6861                         7971                        7706
                                                          7201                         8175                        8013
                                                          7815                         8477                        8425
                                                          8023                         8528                        8474
                                                          7702                         8075                        8017
                                                          7834                         8132                        8125
                                                          8222                         8616                        8477
4/02                                                      8080                         8638                        8488
                                                          8146                         8755                        8512
                                                          7768                         8410                        8295
                                                          7002                         7580                        7411
                                                          6880                         7565                        7355
                                                          6067                         6755                        6716
                                                          6549                         7118                        7097
                                                          7154                         7442                        7306
                                                          6517                         7192                        7138
                                                          6574                         6893                        6785
                                                          6423                         6735                        6639
                                                          6234                         6608                        6575
4/03                                                      6990                         7263                        7151
                                                          7605                         7710                        7527
                                                          7794                         7901                        7661
                                                          8031                         8093                        7762
                                                          8381                         8290                        7905
                                                          8400                         8547                        8174
                                                          9100                         9080                        8645
                                                          9207                         9284                        8848
                                                          9711                        10009                        9457
                                                         10082                        10152                        9642
                                                         10548                        10388                        9826
                                                         10796                        10450                        9837
4/04                                                     10282                        10223                        9600
                                                         10463                        10254                        9583
                                                         10796                        10496                        9714
                                                         10035                        10157                        9320
                                                         10082                        10204                        9331
                                                         10586                        10472                        9563
                                                         11024                        10830                        9883
                                                         11642                        11573                       10567
                                                         11975                        12081                       11015
                                                         11604                        11860                       10762
                                                         11480                        12375                       11195
                                                         11052                        12069                       10925
4/05                                                     10948                        11799                       10723
                                                         11033                        11817                       10764
                                                         11090                        11979                       10853
                                                         11480                        12347                       11184
                                                         11813                        12662                       11507
                                                         12061                        13229                       11993
                                                         11547                        12843                       11666
                                                         11957                        13161                       11888
                                                         12649                        13774                       12517
                                                         13614                        14621                       13289
                                                         13402                        14591                       13140
                                                         13807                        15079                       13655
4/06                                                     14465                        15810                       14282

    --- INTERNATIONAL CAP APP    --- MSCI EAFE INDEX          -- MSCI EAFE GROWTH INDEX
        FUND                         $10,000 starting value       $10,000 starting value
        $9,450  starting value       $15,810 ending value         $14,282 ending value
        $14,465 ending value

MSCI EAFE INDEX -- the Morgan Stanley Capital International Europe, Australia and Far East Index is a free float-adjusted capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI EAFE GROWTH INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                   INCEPTION                       SINCE
                     DATE      1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Int'l Cap App A#   4/30/2001   32.12%   8.88%      8.88%
---------------------------------------------------------------
Int'l Cap App A##  4/30/2001   24.85%   7.66%      7.66%
---------------------------------------------------------------
Int'l Cap App B#   4/30/2001   31.27%   8.11%      8.11%
---------------------------------------------------------------
Int'l Cap App B##  4/30/2001   26.27%   7.82%      7.82%
---------------------------------------------------------------
Int'l Cap App C#   4/30/2001   31.16%   8.11%      8.11%
---------------------------------------------------------------
Int'l Cap App C##  4/30/2001   30.16%   8.11%      8.11%
---------------------------------------------------------------
Int'l Cap App Y#   4/30/2001   32.76%   9.36%      9.36%
---------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT

ANDREW S. OFFIT
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

MATTHEW D. HUDSON
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Capital Appreciation Fund Class A, before sales charge, returned 25.26% for the six-month period ended April 30, 2006, versus returns of 22.43% for the MSCI EAFE Growth Index, and 23.10% for the MSCI EAFE Index. The average fund in the Lipper International Multi-Cap Growth peer group returned 24.52%.

WHY DID THE FUND PERFORM THIS WAY?

International equity markets advanced during the semi-annual period, with all sectors of the MSCI EAFE Growth Index delivering positive returns. Industrials, Materials and Financials were the strongest performing sectors within the MSCI EAFE Growth Index. While still delivering positive returns, Health Care, Consumer Staples and Telecommunication Services rose the least during the period. Importantly, we managed to outpace the benchmark despite the continued strength of non-growth sectors and, much to our satisfaction, outperformance was due to stock selection across multiple industries.

Financials, Energy and Industrials were the areas of greatest relative strength during the period. Vallourec (Capital Goods) was the top contributor to both absolute and relative performance. Based in France, Vallourec, the world's second largest manufacturer of seamless steel tubes used in oil drilling projects, benefited from increased demand from Energy companies. Within Financials, London Stock Exchange (Diversified Financials), a UK securities market, also advanced sharply during the period. Positive relative contributors within Energy included Canadian companies Cameco, Tenaris and Suncor Energy. Lastly, Carphone Warehouse (Retailing) contributed meaningfully to the Fund's return on news of stronger than expected earnings driven by the UK mobile phone retailer's dominant position in the fast growing market for handsets with increased functionality.

--------------------------------------------------------------------------------

Stock selection within Consumer Discretionary, Consumer Staples and Information Technology detracted from relative performance. Rakuten (Retailing), Japan's biggest online retailer, Nestle (Food, Beverage & Tobacco) and Japan Tobacco (Food, Beverage & Tobacco) were among the detractors in the consumer sector. Within Information Technology, shares of Logitech International (Technology Hardware & Equipment) a Swiss maker of computer peripherals, declined after reporting weaker than expected earnings despite excellent growth for the quarter.

The Fund's sector allocations were additive to relative performance, as the benefit of having an underweight to the lagging Telecommunication Services and Health Care sectors more than offset the headwind of maintaining an underweight in the strong performing Materials and Industrials sectors. We are encouraged by the fact that we were able to hold our own in this environment of strong performance in sectors we are underweight.

WHAT IS THE OUTLOOK?

Our focus remains on stock and sector selections that result from intense bottom-up research, diligently meeting with the management of leading companies globally, and leveraging the strong research capabilities of our firm. Sector positioning is based on our bottom-up investment process. At the end of the period, the Fund remained overweight the Consumer Discretionary, Information Technology and Financials sectors relative to the MSCI EAFE Growth Index and underweight the Materials, Consumer Staples and Health Care sectors.

DIVERSIFICATION BY COUNTRY
as of April 30, 2006

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Austria                                                     1.2%
-------------------------------------------------------------------
Belgium                                                     1.2
-------------------------------------------------------------------
Canada                                                      5.7
-------------------------------------------------------------------
Finland                                                     2.2
-------------------------------------------------------------------
France                                                     16.5
-------------------------------------------------------------------
Germany                                                     6.0
-------------------------------------------------------------------
Greece                                                      0.9
-------------------------------------------------------------------
Hong Kong                                                   0.6
-------------------------------------------------------------------
Ireland                                                     0.5
-------------------------------------------------------------------
Israel                                                      0.6
-------------------------------------------------------------------
Italy                                                       0.6
-------------------------------------------------------------------
Japan                                                      16.7
-------------------------------------------------------------------
Luxembourg                                                  3.0
-------------------------------------------------------------------
Mexico                                                      3.4
-------------------------------------------------------------------
Netherlands                                                 4.4
-------------------------------------------------------------------
Norway                                                      1.5
-------------------------------------------------------------------
South Korea                                                 2.6
-------------------------------------------------------------------
Spain                                                       1.0
-------------------------------------------------------------------
Sweden                                                      2.0
-------------------------------------------------------------------
Switzerland                                                 6.3
-------------------------------------------------------------------
Taiwan                                                      0.7
-------------------------------------------------------------------
United Kingdom                                             16.8
-------------------------------------------------------------------
United States                                              26.5
-------------------------------------------------------------------
Other Assets & Liabilities                                -20.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.4%
-------------------------------------------------------------------
Capital Goods                                               0.5
-------------------------------------------------------------------
Consumer Cyclical                                           7.8
-------------------------------------------------------------------
Consumer Staples                                            3.6
-------------------------------------------------------------------
Energy                                                      5.2
-------------------------------------------------------------------
Finance                                                    22.7
-------------------------------------------------------------------
Health Care                                                 8.7
-------------------------------------------------------------------
Services                                                    9.2
-------------------------------------------------------------------
Technology                                                 22.3
-------------------------------------------------------------------
Transportation                                              0.8
-------------------------------------------------------------------
Utilities                                                   3.2
-------------------------------------------------------------------
Short-Term Investments                                     26.5
-------------------------------------------------------------------
Other Assets & Liabilities                                -20.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford International Opportunities Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                INTERNATIONAL OPPORTUNITIES      MSCI AC WORLD FREE EX U.S. INDEX
                                                                ---------------------------      --------------------------------
7/22/96                                                                     9450                              10000
                                                                            9469                              10000
                                                                            9507                              10058
                                                                            9658                              10308
                                                                            9686                              10205
                                                                           10130                              10599
                                                                           10220                              10476
                                                                           10115                              10284
                                                                           10172                              10472
                                                                           10172                              10450
4/97                                                                       10115                              10538
                                                                           10706                              11189
                                                                           11162                              11807
                                                                           11486                              12046
                                                                           10722                              11098
                                                                           11276                              11698
                                                                           10484                              10702
                                                                           10350                              10568
                                                                           10305                              10690
                                                                           10452                              11010
                                                                           11124                              11744
                                                                           11620                              12150
4/98                                                                       11864                              12237
                                                                           11932                              12015
                                                                           11952                              11970
                                                                           12059                              12084
                                                                           10344                              10380
                                                                           10023                              10161
                                                                           10676                              11225
                                                                           11289                              11828
                                                                           11597                              12236
                                                                           11938                              12222
                                                                           11665                              11949
                                                                           12289                              12526
4/99                                                                       12748                              13152
                                                                           12211                              12534
                                                                           12784                              13110
                                                                           13106                              13418
                                                                           13116                              13464
                                                                           13194                              13556
                                                                           13634                              14060
                                                                           14443                              14622
                                                                           16134                              16017
                                                                           15276                              15148
                                                                           16312                              15557
                                                                           16228                              16143
4/00                                                                       15381                              15242
                                                                           14784                              14852
                                                                           15334                              15484
                                                                           14872                              14873
                                                                           15082                              15057
                                                                           14326                              14221
                                                                           13685                              13769
                                                                           13101                              13152
                                                                           13629                              13601
                                                                           13706                              13805
                                                                           12627                              12712
                                                                           11758                              11813
4/01                                                                       12616                              12617
                                                                           12154                              12268
                                                                           11781                              11798
                                                                           11516                              11535
                                                                           11186                              11249
                                                                           10028                              10056
                                                                           10282                              10337
                                                                           10866                              10810
                                                                           11075                              10949
                                                                           10546                              10480
                                                                           10524                              10556
                                                                           11086                              11173
4/02                                                                       11020                              11202
                                                                           11131                              11324
                                                                           10613                              10835
                                                                            9511                               9779
                                                                            9367                               9779
                                                                            8232                               8743
                                                                            8849                               9212
                                                                            9224                               9655
                                                                            8838                               9343
                                                                            8431                               9015
                                                                            8166                               8832
                                                                            7990                               8661
4/03                                                                        8717                               9496
                                                                            9213                              10101
                                                                            9345                              10380
                                                                            9621                              10657
                                                                            9962                              10974
                                                                           10017                              11282
                                                                           10646                              12013
                                                                           10866                              12275
                                                                           11620                              13212
                                                                           11752                              13424
                                                                           12039                              13766
                                                                           12105                              13850
4/04                                                                       11763                              13420
                                                                           11852                              13450
                                                                           12149                              13754
                                                                           11576                              13353
                                                                           11576                              13460
                                                                           11929                              13893
                                                                           12370                              14376
                                                                           13131                              15374
                                                                           13627                              16034
                                                                           13329                              15758
                                                                           13781                              16535
                                                                           13439                              16087
4/05                                                                       13186                              15690
                                                                           13252                              15788
                                                                           13516                              16085
                                                                           14178                              16679
                                                                           14553                              17106
                                                                           15082                              17988
                                                                           14476                              17333
                                                                           14751                              17916
                                                                           15496                              18778
                                                                           16569                              20087
                                                                           16259                              20029
                                                                           16801                              20611
4/06                                                                       17719                              21674

    --- INTERNATIONAL OPPORTUNITIES FUND       --- MSCI AC WORLD FREE EX U.S. INDEX
        $9,450  starting value                     $10,000 starting value
        $17,719 ending value                       $21,674 ending value

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

               INCEPTION                       SINCE
                 DATE      1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------
Int'l Opp A#   7/22/1996   34.38%    7.03%      6.64%
-----------------------------------------------------------
Int'l Opp A##  7/22/1996   26.99%    5.82%      6.03%
-----------------------------------------------------------
Int'l Opp B#   7/22/1996   33.36%    6.23%       NA*
-----------------------------------------------------------
Int'l Opp B##  7/22/1996   28.36%    5.91%       NA*
-----------------------------------------------------------
Int'l Opp C#   7/22/1996   33.21%    6.17%      5.84%
-----------------------------------------------------------
Int'l Opp C##  7/22/1996   32.21%    6.17%      5.84%
-----------------------------------------------------------
Int'l Opp Y#   7/22/1996   34.99%    7.51%      7.12%
-----------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGEMENT

TROND SKRAMSTAD
Senior Vice President, Partner, Director of Global Equity

NICOLAS M. CHOUMENKOVITCH
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Opportunities Fund Class A, before sales charge, returned 22.41% for the six-month period ended April 30, 2006. The Fund trailed the 23.11% return of the Lipper International Core Funds peer group average and the 25.04% return of the MSCI All-Country World Free ex-US Index.

WHY DID THE FUND PERFORM THIS WAY?

Despite volatile energy prices and rising interest rates, global equities continued their strong performance during the period. As measured by the MSCI All-Country World Free ex-US Index, all regions posted double-digit returns. Emerging Markets and Latin America gained the most, followed by North America (Canada), Japan and Europe. Materials, Industrials and Information Technology sectors gained the most during the period, while Telecommunication Services stocks lagged.

While stock selection within many sectors contributed positively to benchmark-relative performance, the Fund's sector positioning was the primary reason for underperformance relative to the benchmark. In particular, an underweight to Materials, the best performing sector, and overweight positions within Health Care and Consumer Staples, which lagged other areas of the market, were headwinds to relative performance.

The largest detractors from relative performance were Nestle (Food, Beverage & Tobacco), Takefuji (Diversified Financials) and Nippon Tel & Tel (Telecommunication Services). Japanese consumer finance company Takefuji declined subsequent to its mixed earnings outlook. We eliminated Takefuji during the period and maintained positions in both Nestle and Nippon Tel & Tel. Telecommunication Services stocks were among the largest detractors from the Fund's absolute performance. Vodafone (Telecommunication Services), which reduced its growth forecast, and Mobile Telesystems (Telecommunication Services), which announced disappointing fourth-quarter results, were among the leading detractors.

On the positive side, the Fund benefited from strong contributors within the Financials and Materials sectors. Hong Kong Exchanges (Diversified Financials) benefited from volume growth within Chinese equity markets. UBS (Diversified Financials) ascended steadily throughout the period on continued growth of its money management and trading businesses. Within Materials, Xstrata, a diversified mining company that owns the world's largest zinc smelter, and Alcan, the world's second-largest maker of primary aluminum, were leading contributors to performance.

WHAT IS THE OUTLOOK?

The Fund will continue to apply a three-pronged strategy that considers fundamental company analysis as well as the attractiveness of countries and sectors. European equities represented the largest geographical position in the Fund at the end of the period.

--------------------------------------------------------------------------------

The macroeconomic backdrop for Europe continues to be constructive, with expectations for growth in the core European economies nudging higher. The European economy is being supported by export demand from emerging markets as well as domestic demand driven by an accelerating credit cycle. Our overall assessment of the Japanese equity market at this time is that valuation, in general, has gone from a great story to a good one. We remain optimistic on the outlook for Asian equities into the rest of the year despite the run-up seen in the first quarter. While valuation multiples are fairly stretched with the strong run-up in equities, growth momentum remains intact. From a sector standpoint, the Fund ended the period overweight Health Care, Consumer Staples and Information Technology and underweight Utilities, Industrials and Telecommunication Services.

DIVERSIFICATION BY COUNTRY
as of April 30, 2006

                                                      PERCENTAGE OF
             DIVERSIFICATION BY COUNTRY                NET ASSETS
-------------------------------------------------------------------
Australia                                                   2.1%
-------------------------------------------------------------------
Brazil                                                      2.0
-------------------------------------------------------------------
Canada                                                      7.1
-------------------------------------------------------------------
Finland                                                     2.3
-------------------------------------------------------------------
France                                                     13.0
-------------------------------------------------------------------
Germany                                                     5.1
-------------------------------------------------------------------
Greece                                                      0.8
-------------------------------------------------------------------
Hong Kong                                                   1.3
-------------------------------------------------------------------
Hungary                                                     0.5
-------------------------------------------------------------------
India                                                       0.8
-------------------------------------------------------------------
Ireland                                                     0.8
-------------------------------------------------------------------
Italy                                                       5.2
-------------------------------------------------------------------
Japan                                                      18.8
-------------------------------------------------------------------
Luxembourg                                                  0.5
-------------------------------------------------------------------
Mexico                                                      2.1
-------------------------------------------------------------------
Netherlands                                                 1.3
-------------------------------------------------------------------
Norway                                                      3.4
-------------------------------------------------------------------
South Africa                                                1.5
-------------------------------------------------------------------
South Korea                                                 1.0
-------------------------------------------------------------------
Spain                                                       3.8
-------------------------------------------------------------------
Sweden                                                      1.6
-------------------------------------------------------------------
Switzerland                                                 9.4
-------------------------------------------------------------------
Taiwan                                                      3.5
-------------------------------------------------------------------
United Kingdom                                              8.7
-------------------------------------------------------------------
Short-Term Investments                                     26.3
-------------------------------------------------------------------
Other Assets & Liabilities                                -22.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.0%
-------------------------------------------------------------------
Capital Goods                                               1.5
-------------------------------------------------------------------
Consumer Cyclical                                          12.5
-------------------------------------------------------------------
Consumer Staples                                            5.2
-------------------------------------------------------------------
Energy                                                      9.1
-------------------------------------------------------------------
Finance                                                    27.3
-------------------------------------------------------------------
Health Care                                                 8.6
-------------------------------------------------------------------
Services                                                    4.9
-------------------------------------------------------------------
Technology                                                 14.0
-------------------------------------------------------------------
Transportation                                              1.7
-------------------------------------------------------------------
Utilities                                                   1.8
-------------------------------------------------------------------
Short-Term Investments                                     26.3
-------------------------------------------------------------------
Other Assets & Liabilities                                -22.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford International Small Company Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(2) 4/30/01 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              S&P/CITIGROUP EURO-PACIFIC EXTENDED
                                                             INTERNATIONAL SMALL CO FUND                 MARKET INDEX
                                                             ---------------------------      -----------------------------------
4/30/01                                                                  9450                                 10000
                                                                         9781                                 10051
                                                                         9204                                  9730
                                                                         9044                                  9365
                                                                         9044                                  9388
                                                                         7825                                  8233
                                                                         8335                                  8554
                                                                         8902                                  8875
                                                                         8713                                  8758
                                                                         8581                                  8585
                                                                         8562                                  8792
                                                                         8968                                  9305
4/02                                                                     9346                                  9565
                                                                         9620                                  9980
                                                                         9507                                  9671
                                                                         8921                                  9000
                                                                         8713                                  8917
                                                                         7834                                  8188
                                                                         7910                                  8117
                                                                         8155                                  8408
                                                                         8331                                  8345
                                                                         8142                                  8223
                                                                         8123                                  8207
                                                                         8094                                  8157
4/03                                                                     9098                                  8834
                                                                         9827                                  9576
                                                                         9959                                 10030
                                                                        10357                                 10357
                                                                        10868                                 11015
                                                                        11569                                 11642
                                                                        12241                                 12443
                                                                        12322                                 12432
                                                                        12884                                 13194
                                                                        13209                                 13691
                                                                        13554                                 14117
                                                                        14021                                 14484
4/04                                                                    13757                                 14113
                                                                        13453                                 14116
                                                                        13848                                 14613
                                                                        13108                                 14028
                                                                        12996                                 14139
                                                                        13179                                 14562
                                                                        13635                                 15016
                                                                        14383                                 16191
                                                                        14973                                 16992
                                                                        15337                                 17232
                                                                        15746                                 18014
                                                                        15292                                 17637
4/05                                                                    14803                                 17128
                                                                        14917                                 17210
                                                                        15292                                 17537
                                                                        15905                                 18172
                                                                        16223                                 18693
                                                                        16632                                 19398
                                                                        16212                                 18832
                                                                        16536                                 19517
                                                                        17669                                 20747
                                                                        18977                                 22263
                                                                        18938                                 22281
                                                                        19715                                 23268
4/06                                                                    20699                                 24427

    --- INTERNATIONAL SMALL CO FUND            --- S&P/CITIGROUP EURO-PACIFIC
        $9,450  starting value                     EXTENDED MARKET INDEX
        $20,699 ending value                       $10,000 starting value
                                                   $24,427 ending value

S&P/CITIGROUP EURO-PACIFIC EXTENDED MARKET INDEX is a global equity index comprised of the smallest 20% of each country's market capitalization in the Broad Market Index. All developed countries are included except the US and Canada.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

SIMON H. THOMAS
Vice President

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                    INCEPTION                       SINCE
                      DATE      1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------------
Int'l Small Co A#   4/30/2001   39.84%   16.97%    16.97%
----------------------------------------------------------------
Int'l Small Co A##  4/30/2001   32.14%   15.65%    15.65%
----------------------------------------------------------------
Int'l Small Co B#   4/30/2001   38.87%   16.31%    16.31%
----------------------------------------------------------------
Int'l Small Co B##  4/30/2001   33.87%   16.09%    16.09%
----------------------------------------------------------------
Int'l Small Co C#   4/30/2001   38.77%   16.11%    16.11%
----------------------------------------------------------------
Int'l Small Co C##  4/30/2001   37.77%   16.11%    16.11%
----------------------------------------------------------------
Int'l Small Co Y#   4/30/2001   40.37%   17.47%    17.47%
----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Small Company Fund Class A, before sales charge, returned 27.68% for the six-months ended April 30, 2006. The Fund underperformed the 29.70% return of the benchmark, the S&P/Citigroup Euro Pacific EMI Index, but outpaced the 27.52% return for the Lipper International Small/ Mid Cap Core Average.

WHY DID THE FUND PERFORM THIS WAY?

International equity markets advanced markedly during the period. Returns were highest in emerging markets and Continental Europe, which experienced a high volume of mergers and acquisition activity and many IPO offerings. All ten economic sectors experienced positive returns during the period, led by Energy (up 45%) and Materials (up 42%). The lowest-returning sectors were still up significantly: Health Care (up 18%) and Consumer Staples (up 20%).

Fund returns during the period were helped by strong stock selection, particularly among Industrials and Consumer Discretionary stocks, while an overweight position in the lagging Health Care sector and a modest cash position detracted from results. The Fund's strongest relative contributors to performance for the quarter included: Union Tool (+77%), a Japanese supplier of micro-thin drill bits; Hellenic Technodomik (+96%), Greece's largest construction company; Hagemeyer (+110%), a Dutch supplier of electrical and industrial goods; and GEA Group (+66%), a German engineering services company which supplies production equipment to chemical, oil, and industrial customers. These stocks were also strong absolute contributors, along with Japan Petroleum Exploration (+49%), a Japanese oil and gas company, and Rhodia (+63%), a French specialty chemicals company.

The largest detractors to relative and absolute performance included: GCAP Media (-19%), a British media company; Northern Foods (-34%), a UK food producer; Sorin (-9%), an Italian medical technology company; and Jardine Lloyd Thompson (-15%), a British insurance broker.

WHAT IS THE OUTLOOK?

Our investment philosophy is built on bottom-up analysis with an emphasis on solid long-term absolute returns. This disciplined approach has, at times, prevented the Fund from fully participating in momentum-driven markets typified by the environment in 2005. Recently, we have begun to a see a gradual return to discipline in the markets, evidenced by certain events that played out during the quarter. Livedoor, a Japanese internet stock, is a telling example of this change in sentiment. The stock, which we did not own, was in many ways emblematic of the momentum

--------------------------------------------------------------------------------

driven market for Japanese small caps. Following a surge in price in 2005, the stock came crashing down in January after authorities raided the company's offices and accused management of providing false financial information. This scandal sparked a significant correction in Japanese small caps, particularly micro cap stocks. These stocks declined in part because they lacked solid fundamentals. In contrast, many of our higher quality holdings, which lagged over the past year, outperformed. We are encouraged by these signs of a more rational market for Asian small cap markets.

As a result of bottom-up stock selection, the Fund ended the period overweight the Health Care, Consumer Staples, and Energy sectors, while maintaining underweights among Financials, Materials, and Utilities stocks. We ended the period holding 145 stocks spread among 25 countries.

DIVERSIFICATION BY COUNTRY
as of April 30, 2006

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Australia                                                   5.2%
-------------------------------------------------------------------
Belgium                                                     0.7
-------------------------------------------------------------------
China                                                       1.3
-------------------------------------------------------------------
Denmark                                                     1.2
-------------------------------------------------------------------
Finland                                                     1.7
-------------------------------------------------------------------
France                                                      5.9
-------------------------------------------------------------------
Germany                                                     8.0
-------------------------------------------------------------------
Greece                                                      1.8
-------------------------------------------------------------------
Hong Kong                                                   1.1
-------------------------------------------------------------------
India                                                       0.7
-------------------------------------------------------------------
Italy                                                       5.1
-------------------------------------------------------------------
Japan                                                      24.4
-------------------------------------------------------------------
Liechtenstein                                               0.7
-------------------------------------------------------------------
Luxembourg                                                  0.5
-------------------------------------------------------------------
Malaysia                                                    1.5
-------------------------------------------------------------------
Netherlands                                                 1.7
-------------------------------------------------------------------
Portugal                                                    0.6
-------------------------------------------------------------------
Singapore                                                   0.4
-------------------------------------------------------------------
South Korea                                                 2.4
-------------------------------------------------------------------
Spain                                                       0.6
-------------------------------------------------------------------
Sweden                                                      4.1
-------------------------------------------------------------------
Switzerland                                                 6.5
-------------------------------------------------------------------
Thailand                                                    0.4
-------------------------------------------------------------------
United Kingdom                                             17.9
-------------------------------------------------------------------
United States                                              26.1
-------------------------------------------------------------------
Other Assets & Liabilities                                -20.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.0%
-------------------------------------------------------------------
Capital Goods                                               8.2
-------------------------------------------------------------------
Consumer Cyclical                                          16.7
-------------------------------------------------------------------
Consumer Staples                                            3.5
-------------------------------------------------------------------
Energy                                                      3.2
-------------------------------------------------------------------
Finance                                                    18.1
-------------------------------------------------------------------
Health Care                                                10.0
-------------------------------------------------------------------
Services                                                   10.2
-------------------------------------------------------------------
Technology                                                  9.1
-------------------------------------------------------------------
Transportation                                              3.3
-------------------------------------------------------------------
Utilities                                                   1.1
-------------------------------------------------------------------
Short-Term Investments                                     26.1
-------------------------------------------------------------------
Other Assets & Liabilities                                -20.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford MidCap Fund*

(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM GROWTH OF CAPITAL.


PERFORMANCE OVERVIEW(3) 12/31/97 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                        MIDCAP FUND                   S & P MIDCAP 400 INDEX
                                                                        -----------                   ----------------------
12/30/97                                                                    9450                              10000
                                                                            9441                              10074
                                                                            9138                               9883
                                                                            9970                              10701
                                                                           10442                              11184
4/98                                                                       10669                              11388
                                                                           10291                              10876
                                                                           10849                              10944
                                                                           10669                              10520
                                                                            8581                               8562
                                                                            9110                               9361
                                                                            9866                              10197
                                                                           10480                              10706
                                                                           11624                              12000
                                                                           11907                              11533
                                                                           11378                              10929
                                                                           12342                              11234
4/99                                                                       13277                              12120
                                                                           13438                              12173
                                                                           14358                              12825
                                                                           13951                              12552
                                                                           13753                              12122
                                                                           13450                              11748
                                                                           14235                              12346
                                                                           14991                              12994
                                                                           17455                              13766
                                                                           17406                              13379
                                                                           20126                              14315
                                                                           21353                              15513
4/00                                                                       20077                              14972
                                                                           19026                              14785
                                                                           20929                              15002
                                                                           21102                              15239
                                                                           23347                              16940
                                                                           23053                              16824
                                                                           22778                              16254
                                                                           20236                              15027
                                                                           21795                              16177
                                                                           22106                              16537
                                                                           20838                              15593
                                                                           19079                              14434
4/01                                                                       20871                              16026
                                                                           21216                              16399
                                                                           21138                              16333
                                                                           20681                              16090
                                                                           19701                              15563
                                                                           17350                              13628
                                                                           18464                              14230
                                                                           19968                              15289
                                                                           20782                              16079
                                                                           20403                              15995
                                                                           20525                              16015
                                                                           21662                              17160
4/02                                                                       21383                              17080
                                                                           21495                              16791
                                                                           20146                              15562
                                                                           18040                              14054
                                                                           17951                              14126
                                                                           16425                              12988
                                                                           17272                              13550
                                                                           18843                              14334
                                                                           17662                              13745
                                                                           17416                              13344
                                                                           17260                              13026
                                                                           17394                              13136
4/03                                                                       18809                              14089
                                                                           20369                              15257
                                                                           20492                              15451
                                                                           20670                              16000
                                                                           21617                              16726
                                                                           21160                              16469
                                                                           22932                              17715
                                                                           23356                              18332
                                                                           23991                              18641
                                                                           24537                              19045
                                                                           24760                              19503
                                                                           24626                              19585
4/04                                                                       23946                              18943
                                                                           24269                              19335
                                                                           24838                              19776
                                                                           23623                              18853
                                                                           23579                              18803
                                                                           24671                              19360
                                                                           25194                              19670
                                                                           26724                              20841
                                                                           27816                              21714
                                                                           27304                              21160
                                                                           27975                              21870
                                                                           27566                              21628
4/05                                                                       26621                              20787
                                                                           28146                              22039
                                                                           29158                              22550
                                                                           30398                              23734
                                                                           29909                              23470
                                                                           30421                              23650
                                                                           29943                              23142
                                                                           31887                              24273
                                                                           32335                              24440
                                                                           34129                              25881
                                                                           34197                              25664
                                                                           34822                              26304
4/06                                                                       35285                              26675

    --- MIDCAP FUND                            --- S & P MIDCAP 400 INDEX
        $9,450  starting value                     $10,000 starting value
        $35,285 ending value                       $26,675 ending value

S&P MIDCAP 400 INDEX is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

PHILLIP H. PERELMUTER
Senior Vice President, Partner

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

                INCEPTION                        SINCE
                   DATE      1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------------
MidCap A#       12/31/1997   32.54%   11.07%     17.14%
-------------------------------------------------------------
MidCap A##      12/31/1997   25.25%    9.82%     16.35%
-------------------------------------------------------------
MidCap B#       12/31/1997   31.57%   10.25%       NA*
-------------------------------------------------------------
MidCap B##      12/31/1997   26.57%    9.98%       NA*
-------------------------------------------------------------
MidCap C#       12/31/1997   31.66%   10.32%     16.36%
-------------------------------------------------------------
MidCap C##      12/31/1997   30.66%   10.32%     16.36%
-------------------------------------------------------------
MidCap Y#       12/31/1997   33.18%   11.64%     17.71%
-------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

  * The Hartford MidCap Fund was closed to new investors as of the end of the day July 31, 2003. Investors who already own shares of the Fund, and those with access to the Fund through wrap programs in connection with certain investment platforms, may purchase additional shares thereafter.

    The Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that include (or offered) the Fund as an investment option prior to August 16, 2004.

    The Fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales to reimburse the Fund's distributor for commissions paid in connection with past sales.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford MidCap Fund Class A, before sales charge, returned 17.84% for the six-month period ended April 30, 2006, outperforming both the S&P Mid Cap 400 Index return of 15.26% and the Lipper Mid-Cap Core Average return of 14.78%.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets moved higher during the period, supported by strength in corporate earnings, a solidifying global economy, and benign inflation. Mid cap stocks led large caps, but modestly trailed small caps, when measured using the S&P MidCap 400, S&P 500, and Russell 2000 Indices. Within the S&P MidCap 400 Index, all sectors registered positive returns, with Industrials and Information Technology performing the best, and Telecommunications and Consumer Staples lagging.

The Fund benefited from strong stock selection in the Consumer Discretionary, Financial, and Health Care sectors, as well as from an underweight position in the relatively weak performing Utilities sector. In the Financials sector, BlackRock, an investment firm specializing in fixed income, rose sharply when it agreed to merge with Merrill Lynch's investment management group. Stock selection in the Technology sector was the primary detractor from returns.

Driven by expected strong demand, uranium producer Cameco was the greatest contributor to returns, both on an absolute and relative basis. In spite of Technology's overall drag on returns, two of the strongest absolute performers were from this sector. Semiconductor holding NVIDIA moved higher on expectations of market share gains and operating margin expansion. We look for wireless processor growth and an increased presence in applications for media players and handsets to support additional price appreciation. Jabil Circuit, a leading maker of circuit boards and other electronic components, also posted a strong 6 month return.

Sirius Satellite was the weakest performer on both an absolute and relative basis. It fell due to investor concern regarding rising marketing expenditures to acquire new subscribers in the satellite radio industry. Supervalu, which operates grocery, food distribution, and related logistics services in the U.S., was also an absolute

--------------------------------------------------------------------------------

detractor. The stock was added to the Fund during the period because its recent acquisition of select stores from Albertson's will transform the company into the country's third largest food retailer, and we expect this transaction to enhance shareholder value through earnings accretion and an improved business mix.

WHAT IS THE OUTLOOK?

Our investment approach is very much a "bottom-up" process: we pick one stock at a time based upon the attractiveness of each company's valuation and fundamentals. As a result of bottom-up stock picking, as of the end of the period, the sectors in which the Fund was most overweight were Consumer Discretionary and Industrials. The Fund was significantly underweight in the Utilities sector.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.8%
-------------------------------------------------------------------
Capital Goods                                               1.2
-------------------------------------------------------------------
Consumer Cyclical                                          16.7
-------------------------------------------------------------------
Energy                                                      6.8
-------------------------------------------------------------------
Finance                                                    15.4
-------------------------------------------------------------------
Health Care                                                 9.5
-------------------------------------------------------------------
Services                                                   20.3
-------------------------------------------------------------------
Technology                                                 16.5
-------------------------------------------------------------------
Transportation                                              1.9
-------------------------------------------------------------------
Utilities                                                   1.7
-------------------------------------------------------------------
Short-Term Investments                                     12.5
-------------------------------------------------------------------
Other Assets & Liabilities                                -10.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford MidCap Value Fund*
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL
APPRECIATION.

PERFORMANCE OVERVIEW(2) 4/30/01 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     MIDCAP VALUE FUND               RUSSELL 2500 VALUE INDEX
                                                                     -----------------               ------------------------
4/30/01                                                                     9450                              10000
                                                                            9507                              10307
                                                                            9535                              10406
                                                                            9374                              10337
                                                                            9091                              10248
                                                                            7815                               9111
                                                                            8014                               9306
                                                                            8685                              10022
                                                                            9384                              10593
                                                                            9422                              10690
                                                                            9592                              10823
                                                                           10121                              11493
4/02                                                                       10121                              11690
                                                                            9941                              11498
                                                                            9412                              11092
                                                                            8429                               9809
                                                                            8420                               9862
                                                                            7522                               9055
                                                                            7881                               9184
                                                                            8524                               9854
                                                                            8118                               9546
                                                                            7938                               9258
                                                                            7758                               9030
                                                                            7711                               9091
4/03                                                                        8429                               9915
                                                                            9214                              10832
                                                                            9318                              11026
                                                                            9630                              11505
                                                                           10074                              11968
                                                                           10026                              11883
                                                                           10697                              12791
                                                                           11075                              13313
                                                                           11567                              13836
                                                                           11746                              14284
                                                                           11992                              14574
                                                                           11964                              14690
4/04                                                                       11538                              13921
                                                                           11756                              14201
                                                                           12228                              14765
                                                                           11699                              14171
                                                                           11501                              14349
                                                                           11916                              14802
                                                                           12181                              15070
                                                                           12865                              16302
                                                                           13365                              16821
                                                                           12865                              16280
                                                                           13405                              16686
                                                                           13232                              16464
4/05                                                                       12569                              15848
                                                                           13232                              16727
                                                                           13538                              17341
                                                                           14140                              18269
                                                                           14109                              17937
                                                                           14038                              17957
                                                                           13558                              17427
                                                                           14389                              18141
                                                                           14649                              18123
                                                                           15597                              19315
                                                                           15564                              19341
                                                                           15789                              20019
4/06                                                                       16151                              20098

    --- MIDCAP VALUE FUND                      --- RUSSELL 2500 VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $16,151 ending value                       $20,098 ending value

RUSSELL 2500 VALUE INDEX measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

JAMES N. MORDY
Senior Vice President, Partner

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                  INCEPTION                       SINCE
                    DATE      1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
MidCap Value A#   4/30/2001   28.50%   11.31%    11.31%
--------------------------------------------------------------
MidCap Value A##  4/30/2001   21.43%   10.06%    10.06%
--------------------------------------------------------------
MidCap Value B#   4/30/2001   27.47%   10.52%    10.52%
--------------------------------------------------------------
MidCap Value B##  4/30/2001   22.47%   10.25%    10.25%
--------------------------------------------------------------
MidCap Value C#   4/30/2001   27.56%   10.53%    10.53%
--------------------------------------------------------------
MidCap Value C##  4/30/2001   26.56%   10.53%    10.53%
--------------------------------------------------------------
MidCap Value Y#   4/30/2001   29.07%   11.83%    11.83%
--------------------------------------------------------------

 # Without sales charge
## With sales charge
 * As of August 16, 2004, the Fund no longer offers Class A, B and C shares except as follows: The Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends.

  The Fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales and to reimburse the Fund's distributor for commissions paid in connection with past sales.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ending April 30, 2006, The Hartford MidCap Value Fund Class A, before sales charge, returned 19.13% outperforming both the Russell 2500 Value Index return of 15.33% and the Lipper Mid Cap Value peer group average return of 14.08%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted strong positive returns. Small and mid cap stocks outperformed larger cap stocks during the period, as measured by the Russell 2000, S&P 400 Midcap and S&P 500 indices, respectively. Value stocks continued to outperform growth during the period, as measured by the Russell 1000 Growth and Russell 1000 Value indices, driven by the relative strength of sectors like Materials, Energy, and Industrials. Conversely, "safe" stocks such as Utilities and Consumer Staples lagged.

The Fund's outperformance relative to the benchmark was due primarily to strong stock selection within Information Technology, Consumer Discretionary, Materials, Industrials and Health Care. Our patience with our overweight position in Information Technology has finally paid off as the industry's quick response to pare inventories ensured a relatively short correction. The top three contributors to relative performance were SeaGate Technology (Information Technology), Trinity Industries (Industrials) and Office Depot (Consumer Discretionary). Disk drive maker SeaGate's shares benefited from healthy fundamentals and investor anticipation of the benefits of their acquisition of a competitor. Trinity's shares benefited from increasing profits in its North American rail car, wind tower and barge divisions, as well as strong fundamentals in construction, while Office Depot's stock price rose sharply on continuing improvement in their US retail operations. We took profits and reduced our positions significantly in these stocks during the period.

From a sector contribution perspective, stock selection in Consumer Staples was the largest relative detractor of performance. Tyson Foods and Smithfield Foods were both hurt by Avian Flu worries, which have caused a much more pronounced reduction in chicken consumption in Europe than we would have imagined. The effects have rippled through the protein markets, causing an oversupply of chicken in the US, which has hurt pricing power for beef and pork as well.

The three largest detractors of relative performance were Utilities stock PPL, whose shares struggled from a relatively mild winter and the headwinds from higher interest rates on a generally overvalued group; yellow pages publisher and online local search company R.H. Donnelley (Consumer Discretionary) whose shares declined due to profit taking following the closing of their

--------------------------------------------------------------------------------

acquisition of Dex Media and on conservative management's guidance for the remainder of 2006; and Everest Re (Financials), whose shares struggled from the earnings shortfalls from the $50 million catastrophic losses of the 2005 hurricane season. We trimmed PPL and added to R.H. Donnelley during the end of the period.

WHAT IS THE OUTLOOK?

The U.S. economy advanced at a healthy pace during the period but we do not believe this pace will be sustainable as the effects of a slowdown in housing and credit cycle tightening are felt. Home equity extraction fueled up to one-third of U.S. consumption spending during 2005, and the opportunity for homeowners to further tap this resource should be significantly diminished looking ahead. Although we expect some deceleration in the manufacturing sector over the next several quarters, capacity utilization has risen to its highest level since September 2000. This should help support healthy spending for equipment, while our infrastructure needs and a commercial construction upturn should support continued robust non-residential construction activity.

During the period, we decreased our exposure to Financials and Consumer Discretionary, while increasing our exposure to Information Technology, Industrials, and Health Care, where we see better opportunities for growth. As of the end of the period, Industrials, Information Technology, Consumer Discretionary and Health Care were our largest overweight sectors. Note that our holdings in the Consumer Discretionary sector include certain specialty retailers that are not overly dependent on the consumer, and also casual dining restaurants, which offer significant value to the consumer on their menus, thus have some appeal in more challenging times. Our largest underweight sectors remain Financials and Utilities.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            13.0%
-------------------------------------------------------------------
Capital Goods                                              10.2
-------------------------------------------------------------------
Consumer Cyclical                                          12.1
-------------------------------------------------------------------
Consumer Staples                                            3.3
-------------------------------------------------------------------
Energy                                                      3.2
-------------------------------------------------------------------
Finance                                                    16.8
-------------------------------------------------------------------
Health Care                                                 7.5
-------------------------------------------------------------------
Services                                                    7.9
-------------------------------------------------------------------
Technology                                                 18.0
-------------------------------------------------------------------
Transportation                                              2.6
-------------------------------------------------------------------
Utilities                                                   4.1
-------------------------------------------------------------------
Short-Term Investments                                      7.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 -6.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Retirement Income Fund
(sub-advised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS CURRENT INCOME AND
SECONDARILY, CAPITAL PRESERVATION.


PERFORMANCE OVERVIEW(2) 9/30/05 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                                 RETIREMENT INCOME FUND           S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 ----------------------           -------------           --------------------
9/30/05                                                   9450                        10000                       10000
10/05                                                     9334                         9833                        9921
11/05                                                     9383                        10205                        9965
12/05                                                     9441                        10208                       10059
1/06                                                      9508                        10479                       10060
2/06                                                      9493                        10507                       10093
3/06                                                      9482                        10638                        9994
4/06                                                      9551                        10780                        9976

    --- RETIREMENT INCOME FUND    -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        $9,450 starting value         BOND INDEX                         $10,000 starting value
        $9,551 ending value           $10,000 starting value             $10,780 ending value
                                      $9,976  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                         INCEPTION     SINCE
                           DATE      INCEPTION
---------------------------------------------------
Retirement Income A#     9/30/2005     1.07%
---------------------------------------------------
Retirement Income A##    9/30/2005    -4.49%
---------------------------------------------------
Retirement Income B#     9/30/2005     0.70%
---------------------------------------------------
Retirement Income B##    9/30/2005    -4.04%
---------------------------------------------------
Retirement Income C#     9/30/2005     0.70%
---------------------------------------------------
Retirement Income C##    9/30/2005    -0.25%
---------------------------------------------------
Retirement Income Y#     9/30/2005     1.33%
---------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM:

For the six-month period ended April 30, 2006, The Hartford Retirement Income Fund Class A had a total return, before sales charges, of 2.32% versus the returns of 4.19% for the Lipper Mixed-Asset Target Allocation Conservative Funds Average and 0.56% for the Lehman Brothers U.S. Aggregate Bond Index and 9.64% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates at each of its meetings in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. However, despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. The result was a flatter yield curve in which investors did not receive substantially higher rates in return for longer holding periods. So far this year, investor confidence in the future prospects of the U.S. economy has continued to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Additionally, many commodities reached historical highs, and the price of oil again approached record levels. Therefore, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose later in the first quarter of 2006. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value. However, the credit-sensitive sectors generally outperformed Treasury bonds, reflecting expectations for continued economic growth and growing capacity to service debt on a timely basis.

The conditions that were favorable for traditionally riskier bonds were also well suited for stocks, as the equity markets responded very favorably to the optimistic economic outlook, outperforming bonds year-to-date and for the six month period. The large cap S&P 500 Index returned 9.64% for the six month period, with the cyclical (economically sensitive) Materials and Industrial sectors being among the strongest performing groups. As would be expected after the media coverage of record profits for the Oil companies and historically high gasoline prices, the Energy sector was also one of the top sectors. In contrast, the typically defensive Utilities and Consumer Staples sectors were among the weakest performing groups of the period, confirming that stock investors

--------------------------------------------------------------------------------

had an increasing appetite for risk as the economic outlook improved. As would be expected in this increasingly optimistic environment, small caps, as measured by the Russell 2000 Index, outpaced their large cap counterparts, gaining 18.91% for the period. As the overseas economies improved, their markets also showed strength. Investors were particularly confident in the outlook for the overseas economies as foreign equities outpaced domestic stocks. The MSCI EAFE Index (a common proxy for foreign stock markets) returned 22.89% for the period.

As interest rates rose during the period in response to the strengthening economic outlook, the Fund's duration was targeted to be slightly less than the Lehman Aggregate based upon both the risk preferences of the Fund and in anticipation of rising rates. For the six-month period, this short duration positioning enhanced overall performance. Within the major sectors of the Lehman Brothers U.S. Aggregate Index (a proxy for U.S. investment grade bonds), ABS securities were the top performer, while U.S. Treasuries were the weakest. The Fund is structured around six fixed income indices. For the period, the best performer was the Lehman Brothers High Yield Index (up 4.95%), followed by the Credit Suisse Leveraged Loan Index (up 3.46%), Cash (up 2.04%), the Lehman Brothers 1-3 Year Government Index (up 1.47%), the Lehman Brothers U.S. Aggregate Index (up 0.56%), and the Lehman U.S. TIPS Index (down 0.96%). Consequently, the Fund benefited from its diversification since 4 of the 5 other indices outperformed the Lehman Brothers U.S. Aggregate Index.

The equity component of the Fund is structured around five equity indices. Similar to the manner in which the "riskier" bond sectors were in favor, this period investors favored the traditionally more volatile small and mid capitalization equity styles to domestic large cap equities. For the quarter, the MSCI EAFE (up 22.89%) was the top performing index, followed by the small cap Russell 2000 (up 18.91%), the Russell Midcap (up 14.35%), the Russell 1000 Value (up 12.87%) and the Russell E1000 Growth (up 7.06%). Accordingly, the Fund benefited from its allocation to international, mid cap, and small cap equities as each of these asset classes outperformed domestic large caps. The Funds higher allocation to the traditionally more risky asset classes was the greatest contributor to the Fund's relative performance. Although the Fund's allocations were a positive factor, selection at the individual fund level and within the underlying funds appeared to detract from performance. Although the Fund's allocations were a positive factor, the timing of cash flows detracted from performance.

WHAT IS THE OUTLOOK?

So far this year, economic data has proven to be stronger than the markets had anticipated, thereby leading many investors to expect more aggressive monetary tightening by the Federal Reserve through the first half of 2006. However, statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent," which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hikes were automatic regardless of the incoming data. Even so, as of this discussion on April 30, 2006, the market expectation remains certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. Adding further upward pressure to interest rates, oil prices and many commodities continue to rise in price.

With this backdrop, our underlying fixed income funds by and large remain somewhat defensive, with durations close to or slightly below the benchmark duration. Additionally, tight spreads of Investment-Grade Corporate yields over Treasury yields, combined with concerns about the risk of leveraged buyouts and other event risks, have generally led the underlying Funds to decrease exposure to the Investment Grade Bond sector. In addition to large caps, by design the equity component targets allocations to mid cap, small cap and international stocks. When these "riskier" stocks lead the market, we expect our portfolio will lead the large cap index. While we intend to stay within a limited range about our target asset class ranges, we will make incremental changes to asset class and individual fund allocations according to our outlook and the Fund's objective to provide income for retirees. Whenever possible, we will use cash flows to implement our allocation changes.

COMPOSITION BY UNDERLYING FUND
as of April 30, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                 4.5%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                   7.3
-------------------------------------------------------------------
Hartford Floating Rate Fund, Class Y                        7.3
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               1.9
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                           4.6
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                      13.7
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   1.9
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          4.6
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         1.7
-------------------------------------------------------------------
Hartford Money Market Fund, Class Y                         1.9
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 1.7
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                      17.3
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                   19.0
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                1.7
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  1.9
-------------------------------------------------------------------
Other Assets & Liabilities                                  9.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Select MidCap Growth Fund
(subadvised by: Chartwell Investment Partners, L.P.
                Goldman Sachs Asset Management, L.P.
                Northern Capital Management, LLC)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(2) 1/1/05 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                 SELECT MIDCAP GROWTH FUND         RUSSELL MIDCAP GROWTH INDEX
                                                                 -------------------------         ---------------------------
1/1/05                                                                      9450                              10000
                                                                            9168                               9732
2/05                                                                        9272                               9979
                                                                            9149                               9833
4/05                                                                        8717                               9444
                                                                            9168                               9985
6/05                                                                        9290                              10170
                                                                            9779                              10764
8/05                                                                        9732                              10698
                                                                            9826                              10837
10/05                                                                       9525                              10518
                                                                           10081                              11088
12/05                                                                      10110                              11210
                                                                           10660                              11881
2/06                                                                       10650                              11735
                                                                           11001                              12063
4/06                                                                       11039                              12114

    --- SELECT MIDCAP GROWTH FUND              --- RUSSELL MIDCAP GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $11,039 ending value                       $12,114 ending value

RUSSELL MIDCAP GROWTH INDEX is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                       INCEPTION              SINCE
                         DATE      1 YEAR   INCEPTION
----------------------------------------------------------
Select MidCap Gro A#    1/1/2005   26.64%     12.44%
----------------------------------------------------------
Select MidCap Gro A##   1/1/2005   19.67%      7.74%
----------------------------------------------------------
Select MidCap Gro B#    1/1/2005   25.96%     11.71%
----------------------------------------------------------
Select MidCap Gro B##   1/1/2005   20.96%      8.79%
----------------------------------------------------------
Select MidCap Gro C#    1/1/2005   25.96%     11.71%
----------------------------------------------------------
Select MidCap Gro C##   1/1/2005   24.96%     11.71%
----------------------------------------------------------
Select MidCap Gro Y#    1/1/2005   27.04%     12.80%
----------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

CHARTWELL INVESTMENT PARTNERS, L.P.   GOLDMAN SACHS ASSET MANAGEMENT, L.P.           NORTHERN CAPITAL MANAGEMENT, LLC
                                      David G. Shell,
Edward N. Antoian,                    Managing Director and Chief Investment         Daniel T. Murphy,
Senior Portfolio Manager              Officer                                        President and Chief Investment Officer

                                      Steven M. Barry,                               Brian A. Hellmer,
Mark J. Cunneen,                      Managing Director and Chief Investment         Senior Vice President and Director of
Senior Portfolio Manager              Officer                                        Research

                                      Gregory H. Ekizian,
                                      Managing Director and Chief Investment
                                      Officer

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Select MidCap Growth Class A, before sales charge, returned 15.89% for the six-month period ended April 30, 2006. The Fund outperformed the 15.18% return of the Russell Mid-Cap Growth Index and slightly underperformed the 16.32% return of the Lipper Mid Cap Growth peer group average.

WHY DID THE FUND PERFORM THIS WAY?

For the period October 31, 2005 to April 30, 2006, small cap stocks outperformed both mid and large caps as measured by the Russell benchmark categories and growth stocks outperformed value stocks in the mid caps. The best performing sectors within the index were Telecommunications Services, Materials and Industrials. Utilities, Consumer Staples and Healthcare, while still posting positive returns, were the laggards.

Stock selection remained the primary driver of our performance during the period. Overall, Technology was our largest contributor to relative performance. In particular, MEMC Electronic Materials (a maker of semiconductor wafers), Akamai Technologies (a leader in distributed computing services, Amphenol (a maker of cable and connectors used in computers and networking equipment), and Polycom were top performers as a result of posting strong quarterly financial results.

In the Energy sector, a top contributor was Weatherford International, a provider of equipment and services used for the drilling, completion, and production of oil and natural gas wells. The stock rose to a new high for the year in April after it posted a larger-than-expected profit for the first quarter of 2006. Another contributor in Energy was McDermott International. During this period these companies benefited as high oil prices fueled continuing demand from exploration and production companies.

A portion of the positive stock selection was offset by stock specific shortfalls in several areas. Within Media Services, XM Satellite

--------------------------------------------------------------------------------

Radio Holdings, Inc. was down nearly 30% during the period, despite higher revenue and a sharp increase in subscribers. Its shares fell as investors were concerned about increased marketing and subscriber acquisition costs. Other stock detractors included Cogent and CNET Networks. Shares of Cogent, a provider of automated fingerprint identification systems, were weak during the period. The company's decreased visibility surrounding some large orders in 2006 resulted in several analyst downgrades. Shares of CNET fell after the company reported a narrower-than-expected first-quarter loss, a soft revenue number and weak guidance.

WHAT IS THE OUTLOOK?

We continue to identify pockets of growth for mid-size companies with product sets and capabilities to exploit changing patterns of demand. This underscores our optimism about potential long-term investment returns from small and mid-cap growth companies. Our outlook for the mid-cap growth segment is quite positive as we believe this segment should outperform the overall market as economic growth slows and the traditional growth companies are able to report higher earnings growth than cyclicals. While mid-cap growth stocks have outperformed value recently, they have lagged value stocks considerably in the last several years, and we believe that the opportunity for reversion to a more normalized return environment strongly favors our investment style.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.8%
-------------------------------------------------------------------
Capital Goods                                               6.7
-------------------------------------------------------------------
Consumer Cyclical                                          10.7
-------------------------------------------------------------------
Consumer Staples                                            0.8
-------------------------------------------------------------------
Energy                                                      6.1
-------------------------------------------------------------------
Finance                                                     8.4
-------------------------------------------------------------------
Health Care                                                13.1
-------------------------------------------------------------------
Services                                                   14.8
-------------------------------------------------------------------
Technology                                                 26.7
-------------------------------------------------------------------
Transportation                                              2.8
-------------------------------------------------------------------
Utilities                                                   0.1
-------------------------------------------------------------------
Short-Term Investments                                      4.4
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Select MidCap Value Fund
(subadvised by: Artisan Partners Limited Partnership
                Cramer Rosenthal McGlynn, LLC
                Sterling Capital Management, LLC)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(2) 4/29/05 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                  SELECT MIDCAP VALUE FUND          RUSSELL MIDCAP VALUE INDEX
                                                                  ------------------------          --------------------------
4/29/05                                                                     9450                              10000
5/05                                                                        9847                              10413
6/05                                                                       10074                              10754
7/05                                                                       10452                              11266
8/05                                                                       10423                              11178
9/05                                                                       10518                              11330
10/05                                                                      10197                              10983
11/05                                                                      10607                              11370
12/05                                                                      10673                              11481
1/06                                                                       11050                              11979
2/06                                                                       11098                              12092
3/06                                                                       11379                              12356
4/06                                                                       11543                              12475

    --- SELECT MIDCAP VALUE FUND               --- RUSSELL MIDCAP VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $11,543 ending value                       $12,475 ending value

RUSSELL MIDCAP VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rate. These stocks are also members of the Russell 1000 Value Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                       INCEPTION              SINCE
                         DATE      1 YEAR   INCEPTION
----------------------------------------------------------
Select MidCap Val A#   4/29/2005   22.15%     22.08%
----------------------------------------------------------
Select MidCap Val A##  4/29/2005   15.43%     15.39%
----------------------------------------------------------
Select MidCap Val B#   4/29/2005   21.25%     21.19%
----------------------------------------------------------
Select MidCap Val B##  4/29/2005   16.25%     17.20%
----------------------------------------------------------
Select MidCap Val C#   4/29/2005   21.35%     21.29%
----------------------------------------------------------
Select MidCap Val C##  4/29/2005   20.35%     21.29%
----------------------------------------------------------
Select MidCap Val Y#   4/29/2005   22.61%     22.54%
----------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

ARTISAN PARTNERS LIMITED PARTNERSHIP   CRAMER ROSENTHAL MCGLYNN, LLC                   STERLING CAPITAL MANAGEMENT, LLC
James C. Kieffer,                      Jay B. Abramson,                                Patrick Rau,
Managing Director                      President, Chief Investment Officer and         Director and Principal, Equity Portfolio
                                       Equity Portfolio Manager                        Manager
Scott C. Satterwhite,
Managing Director                      Robert Rewey III, CFA,                          Timothy Beyer,
                                       Vice President, Equity Portfolio Manager and    Director and Principal, Equity Portfolio
                                       Senior Research Analyst                         Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Select MidCap Value Class A, before sales charge, returned 13.20% for the six-month period ended April 30, 2006. The Fund underperformed slightly the 13.58% return of the Russell Mid-Cap Value Index and the 14.96% return of the Lipper Mid Cap Value peer group average.

WHY DID THE FUND PERFORM THIS WAY?

For the period October 31, 2005 to April 30, 2006, small cap stocks outperformed both mid and large caps as measured by the Russell benchmark categories and growth stocks outperformed value stocks in the mid caps. The best performing sectors within the index were Materials, Telecommunications Services, and Industrials. Utilities and Healthcare, while still posting positive returns, were the laggards.

Stock selection remained the primary driver of our performance during the period. Overall, Finance was our largest contributor to relative performance. In particular, Leucadia National, AON Corp, Nuveen Investments and Assurant were strong performers in this area. Leucadia (diversified holding company) posted good returns as a result of its sale of its largest subsidiary, Wiltel, during the quarter. AON (an insurance brokerage), Assurant (a provider of specialized insurance products) and Nuveen Investments (investment management firm), posted strong quarterly financial results.

Other top contributors to performance for the period included NCR (business technology), CR Bard (medical products) and CSX Corp (transportation services). NCR shares rose, as more investors began to appreciate hidden value of its data warehousing division, which was the focus of a February investor meeting. CR Bard

--------------------------------------------------------------------------------

reported strong first quarter results, beating expectations, due to increased revenues from its oncology and vascular divisions. A combination of pricing leverage, which drove higher revenues, and cost controls led CSX to post higher than expected earnings. Our largest fund holding, Leggett & Platt (consumer cyclical) also was a top performer during the period.

Fund detractors include Lear (supplier of automotive interior systems), CMS Energy (energy holding company), Ball Corporation (manufacturing packaging company) and Public Service Enterprise Group (utility holding company). General Motor's financial difficulties, weak near-term results, and liquidity fears sent Lear sharply lower during the quarter. We sold this position in April, 2006. An unseasonably warm winter caused CMS, a Michigan utility company, to slightly lower its 2006 earnings expectations. However, the long term earnings power of the company is unchanged and we took advantage of the price weakness to add to our position. Shares of Ball Corp. sold off in April after the company posted weaker than expected earnings in the first quarter. Public Service also reported lower than expected earnings as a result of mild weather and stable gas prices. Despite this weather driven impact, we expect the shares to benefit from its planned merger with Exelon in the third quarter.

WHAT IS THE OUTLOOK?

The market appears to be in a risk seeking mode as many low quality companies are now popular and valuations are up. This has resulted in high quality stocks selling at historically low price earnings multiples. We are taking advantage of this scenario by positioning our mid cap portfolio with higher quality companies that are sure to benefit our investors in the future.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.1%
-------------------------------------------------------------------
Capital Goods                                               5.0
-------------------------------------------------------------------
Consumer Cyclical                                          13.5
-------------------------------------------------------------------
Consumer Staples                                            2.6
-------------------------------------------------------------------
Energy                                                      6.5
-------------------------------------------------------------------
Finance                                                    25.8
-------------------------------------------------------------------
Health Care                                                 4.2
-------------------------------------------------------------------
Services                                                   13.9
-------------------------------------------------------------------
Technology                                                  9.5
-------------------------------------------------------------------
Transportation                                              2.2
-------------------------------------------------------------------
Utilities                                                   5.0
-------------------------------------------------------------------
Short-Term Investments                                      3.5
-------------------------------------------------------------------
Other Assets & Liabilities                                  2.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Select SmallCap Growth Fund
(subadvised by: Jennison Associates LLC
      Oberweis Asset Management, Inc.)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL

PERFORMANCE OVERVIEW(2) 9/30/05 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                SELECT SMALLCAP GROWTH FUND         RUSSELL 2000 GROWTH INDEX
                                                                ---------------------------         -------------------------
9/30/05                                                                     9450                              10000
10/05                                                                       9053                               9630
11/05                                                                       9488                              10176
12/05                                                                       9393                              10161
1/06                                                                       10319                              11141
2/06                                                                       10055                              11081
3/06                                                                       10575                              11620
4/06                                                                       10594                              11586

    --- SELECT SMALLCAP GROWTH FUND            --- RUSSELL 2000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $10,594 ending value                       $11,586 ending value

RUSSELL GROWTH 2000 INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                         INCEPTION     SINCE
                           DATE      INCEPTION
---------------------------------------------------
Select SmallCap Gro A#   9/30/2005    12.10%
---------------------------------------------------
Select SmallCap Gro A##  9/30/2005     5.93%
---------------------------------------------------
Select SmallCap Gro B#   9/30/2005    11.70%
---------------------------------------------------
Select SmallCap Gro B##  9/30/2005     6.70%
---------------------------------------------------
Select SmallCap Gro C#   9/30/2005    11.70%
---------------------------------------------------
Select SmallCap Gro C##  9/30/2005    10.70%
---------------------------------------------------
Select SmallCap Gro Y#   9/30/2005    12.40%
---------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

JENNISON ASSOCIATES LLC                                                              OBERWEIS ASSET MANAGEMENT, INC.
John P. Mullman, CFA                                                                 James W. Oberweis, CFA
Senior Portfolio Manager                                                             President, Portfolio Manager

Jason Swiatek, CFA
Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Select SmallCap Growth Class A, before sales charge, returned 17.02% for the six-month period ended April 30, 2006. The Fund underperformed the 20.31% return of the Russell 2000 Growth Index and the 19.51% return of the Lipper Small Cap Growth peer group average.

WHY DID THE FUND PERFORM THIS WAY?

For the period October 31, 2005 to April 30, 2006, small cap stocks outperformed both mid and large caps as measured by the Russell benchmark categories and growth stocks outperformed value stocks in the mid caps. The best performing sectors within the index were Materials, Industrials and Information Technology. Healthcare, Financials and Consumer Discretionary, while still posting positive returns, were the laggards.

Stock selection remained the primary driver of our performance during the period. Overall, Information Technology was our largest contributor to relative performance. In particular, Equinix, Atheros Communications, Rackable Systems and Alliance Data Systems were strong contributors to performance. Equinix, one of our largest holdings, provides network neutral colocation, interconnection and managed services to enterprises, content companies, systems integrators and the world's largest network providers. The company reported a characteristically strong fourth quarter and maintained their overall guidance for 2006. We believe Equinix has strong multi-year growth prospects, a unique franchise with an attractive business model, and should benefit from the ongoing explosion of Internet traffic from a wide variety of sources for the foreseeable future. Shares of Atheros Communications, a developer of semiconductor systems for wireless communications products, rose approximately 192% over the reporting period as the company's momentum across all business lines continued. We believe Atheros is poised to gain market share, as their early to market products prove successful where their competitors' products fail.

Other strong performers include Focus Media, an advertising network in China, and Aspreva Pharmaceutical, a pharmaceutical company. Focus Media shares rose after several acquisitions were completed in early 2006 while Aspreva reported strong 4th quarter earnings. Metals and mining holdings Century Aluminum Co. and

--------------------------------------------------------------------------------

Meridian Gold Inc. also performed well. They continued to benefit from sustained global supply/demand imbalances.

Among the largest detractors from returns were media position Radio One Inc., biotechnology position CV Therapeutics and re-insurance holdings Montpelier Re Holdings Ltd. Radio One shares moved in sympathy with those of other media companies as disappointing revenue trends versus the market's expectations continued to plague this industry. We continue to hold the stock, believing ratings outperformance should eventually resume, and, in the near term, are optimistic that asset sales should drive the stock higher. CV Therapeutics, an emerging biotech company with focus on cardiovascular drugs, hurt performance mainly due to its poor March results, which saw widened net loss in the company's fourth-quarter. Shares of Montpelier moved lower due to investor concerns over the potential for even further losses from 2005, worries about the 2006 hurricane season, and, most importantly, due to headlines of the financial duress of industry peers Quanta Capital Holdings and PXRE Group. Other detractors include SFBC International (a global drug development services company) and Blue Coat Systems (an internet security company). SFBC shares tumbled after questions were raised about its drug testing practices while Blue Coat fell after lowering its 2006 earnings guidance. We have sold out of our position in Blue Coat.

WHAT IS THE OUTLOOK?

Our outlook for 2006 has not changed materially from last year. We anticipate modest but continued economic growth with some acceleration in the core inflation rate. Although the Fed may be approaching the end of its current tightening cycle, short-term rates are likely to continue to rise throughout the first half of this year. On a bottoms-up basis, the appreciation witnessed during the past six months reflect strong corporate earnings. We would expect the stock market to be choppy in the near term until the Fed's interest rate policies relative to possible inflation become more certain.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.3%
-------------------------------------------------------------------
Capital Goods                                               6.6
-------------------------------------------------------------------
Consumer Cyclical                                           9.5
-------------------------------------------------------------------
Consumer Staples                                            0.3
-------------------------------------------------------------------
Energy                                                      7.4
-------------------------------------------------------------------
Finance                                                     8.6
-------------------------------------------------------------------
Health Care                                                14.5
-------------------------------------------------------------------
Services                                                   15.1
-------------------------------------------------------------------
Technology                                                 22.2
-------------------------------------------------------------------
Transportation                                              2.0
-------------------------------------------------------------------
Utilities                                                   0.6
-------------------------------------------------------------------
Short-Term Investments                                      4.5
-------------------------------------------------------------------
Other Assets & Liabilities                                  3.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Short Duration Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE A HIGH LEVEL OF INCOME.

PERFORMANCE OVERVIEW(2) 10/31/02 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS 1-5 YEAR U.S.
                                                                    SHORT DURATION FUND              GOVERNMENT/CREDIT INDEX
                                                                    -------------------           -----------------------------
10/31/02                                                                    9700                              10000
                                                                            9676                               9987
                                                                            9829                              10145
                                                                            9842                              10150
                                                                            9945                              10244
                                                                            9963                              10262
4/03                                                                       10023                              10312
                                                                           10130                              10430
                                                                           10143                              10442
                                                                           10008                              10296
                                                                           10013                              10300
                                                                           10186                              10474
                                                                           10134                              10406
                                                                           10131                              10406
                                                                           10209                              10485
                                                                           10254                              10527
                                                                           10319                              10609
                                                                           10365                              10667
4/04                                                                       10242                              10494
                                                                           10220                              10467
                                                                           10236                              10481
                                                                           10283                              10541
                                                                           10356                              10662
                                                                           10346                              10662
                                                                           10377                              10713
                                                                           10329                              10638
                                                                           10357                              10679
                                                                           10358                              10676
                                                                           10350                              10635
                                                                           10343                              10609
4/05                                                                       10404                              10694
                                                                           10424                              10756
                                                                           10448                              10787
                                                                           10440                              10730
                                                                           10483                              10824
                                                                           10490                              10770
                                                                           10472                              10744
                                                                           10511                              10784
                                                                           10542                              10832
                                                                           10561                              10846
                                                                           10578                              10851
                                                                           10587                              10846
4/06                                                                       10629                              10876

    --- SHORT DURATION FUND                   --- LEHMAN BROTHERS 1-5 YEAR U.S.
        $9,700  starting value                    GOVERNMENT/CREDIT INDEX
        $10,629 ending value                      $10,000 starting value
                                                  $10,876 ending value

LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT/CREDIT INDEX is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The Hartford Government/Credit Index includes securities in the 1-5 year maturity range in the Government and Credit Indices.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                    INCEPTION               SINCE
                       DATE      1 YEAR   INCEPTION
--------------------------------------------------------
Short Duration A#   10/31/2002    2.16%     2.65%
--------------------------------------------------------
Short Duration A##  10/31/2002   -0.90%     1.76%
--------------------------------------------------------
Short Duration B#   10/31/2002    1.40%     1.92%
--------------------------------------------------------
Short Duration B##  10/31/2002   -3.54%     1.11%
--------------------------------------------------------
Short Duration C#   10/31/2002    1.40%     1.92%
--------------------------------------------------------
Short Duration C##  10/31/2002    0.41%     1.92%
--------------------------------------------------------
Short Duration Y#   11/28/2003    2.31%     2.20%
--------------------------------------------------------

 #  Without sales charge
 ## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

ROBERT CRUSHA, CFA
Vice President

BRIAN DIRGINS, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Short Duration Fund Class A had a total return, before sales charges, of 1.50% versus the return of 1.47% for the Lipper Short Investment Grade Debt Funds Average and 1.23% for the Lehman Brothers 1-5 Years Government/Credit Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve (the Fed) raised short-term interest rates at each of its meetings in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. Despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. The result was a flatter yield curve in which investors did not receive substantially higher rates in return for longer maturities. Going into the first quarter of 2006, the curve actually became slightly inverted (short-term yields higher than long-term yields) as the Fed continued to raise the Fed Funds rate. So far this year, investor confidence about prospects for the U.S. economy continues to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Furthermore, many commodities reached historical highs and the price of oil again approached record levels. In response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose in March and April. As a result, these rising rates caused most fixed-rate bonds to decline in value. However, the credit-sensitive sectors generally outperformed Treasuries of similar maturities, reflecting expectations for continued economic growth and growing capacity to service debt on a timely basis. Accordingly, investors had a greater tolerance for risk and sought higher yields in the spread sectors, leading Asset-Backed Securities (ABS), Mortgage-Backed Securities (MBS) and Commercial Mortgage-Backed Securities (CMBS) to outperform Treasuries of similar duration.

One of the largest impacts upon the Fund's performance stemmed from its sensitivity to changes in interest rates. Generally, fixed rate bonds decline in value as interest rates rise, because the lower yielding bonds become less attractive when compared to bonds that pay higher rates. Purchasers would rather purchase the new

--------------------------------------------------------------------------------

higher yielding bonds, so sellers of the existing, lower yielding bonds must discount them to compensate for their lower interest rates. Although the rising rates detracted from the Fund's return on an absolute basis, the Fund was appropriately positioned with a duration that was less than half that of the benchmark. As such, the Fund's combined duration management and yield curve positioning were the most significant contributors to the Fund's outperformance relative to the Index. As spread sectors outperformed U.S. Treasuries in the six month period, investments in ABS, CMBS and Corporate issues continued to contribute significant yield to the portfolio. Since the Fund was overweight in out-of-index sectors, it had underweighted U.S. Treasuries. This allocation away from Treasuries was also beneficial as Treasuries trailed the credit sectors. The Fund's lower allocation to Agency issues appeared to be a cost to performance. However, that expense was more than offset by the beneficial allocations to the ABS, MBS and especially CMBS sectors. The Fund also tactically purchased Treasury Inflation-Protected Securities (TIPS) during the first quarter of 2006 to take advantage of the attractive seasonal accrual period (when inflation adjustments are typically advantageous), but sold the position at the end of the quarter as that favorable period ended. While the exposure to TIPS showed as a detractor to relative performance, overall, the Fund's individual security selection was a positive contributor to performance.


WHAT IS THE OUTLOOK?


The market expected that the Fed Funds Target Rate would be hiked by another 0.25% at the end of March. The Fed did not disappoint and raised the rate to 4.75%, having raised rates since June 2004. Statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent" which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. Given recent economic data as of this discussion on April 30, 2006, the market expectation is almost certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. While we will be closely monitoring economic and market data for any changes in conditions, we concur that interest rates will continue to rise. As such, the duration currently remains low and our cash level remains higher than normal. This cash can also be used to invest at potentially higher yields in the future. Since we have concerns regarding potential for event risks, such as Leveraged Buy-Outs (LBO's), we are continuing to lower our corporate exposure in favor of the CMBS sector.

DISTRIBUTION BY CREDIT QUALITY
as of April 30, 2006

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        41.7%
-------------------------------------------------------------------
AA                                                          4.1
-------------------------------------------------------------------
A                                                          24.6
-------------------------------------------------------------------
BBB                                                        29.5
-------------------------------------------------------------------
NR                                                          0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.3%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           2.2
-------------------------------------------------------------------
Consumer Staples                                            0.7
-------------------------------------------------------------------
Energy                                                      1.6
-------------------------------------------------------------------
Finance                                                    63.3
-------------------------------------------------------------------
Health Care                                                 0.2
-------------------------------------------------------------------
Services                                                    4.3
-------------------------------------------------------------------
Technology                                                  5.0
-------------------------------------------------------------------
Transportation                                              1.4
-------------------------------------------------------------------
U.S. Government Agencies                                    3.8
-------------------------------------------------------------------
U.S. Government Securities                                 10.8
-------------------------------------------------------------------
Utilities                                                   0.8
-------------------------------------------------------------------
Short-Term Investments                                      4.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 -1.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Small Company Fund
(subadvised by: Wellington Management Company, LLP
Hartford Investment Management Company**)

INVESTMENT OBJECTIVE -- SEEKS GROWTH OF CAPITAL.

PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     SMALL COMPANY FUND             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
7/22/96                                                                     9450                              10000
                                                                            9422                               9898
                                                                           10263                              10631
                                                                           10915                              11178
                                                                           10612                              10696
                                                                           10839                              10993
                                                                           10783                              11208
                                                                           10773                              11488
                                                                           10601                              10794
                                                                           10056                              10032
4/97                                                                       10117                               9916
                                                                           11207                              11406
                                                                           11865                              11793
                                                                           12440                              12397
                                                                           12733                              12769
                                                                           13824                              13788
                                                                           13258                              12960
                                                                           13026                              12651
                                                                           12862                              12658
                                                                           12545                              12490
                                                                           13793                              13592
                                                                           14343                              14162
4/98                                                                       14533                              14249
                                                                           13824                              13214
                                                                           14026                              13349
                                                                           13535                              12234
                                                                           10226                               9410
                                                                           11112                              10364
                                                                           11998                              10905
                                                                           12809                              11751
                                                                           14208                              12814
                                                                           14827                              13390
                                                                           13364                              12166
                                                                           14464                              12599
4/99                                                                       15649                              13711
                                                                           15980                              13733
                                                                           17250                              14457
                                                                           17229                              14009
                                                                           16983                              13486
                                                                           17325                              13746
                                                                           17922                              14098
                                                                           19963                              15588
                                                                           23537                              18336
                                                                           22847                              18165
                                                                           26858                              22392
                                                                           26456                              20038
4/00                                                                       24065                              18015
                                                                           21376                              16437
                                                                           24391                              18561
                                                                           22433                              16970
                                                                           24211                              18755
                                                                           23154                              17823
                                                                           21724                              16377
                                                                           19020                              13403
                                                                           20449                              14223
                                                                           19542                              15375
                                                                           17380                              13267
                                                                           15877                              12061
4/01                                                                       18038                              13537
                                                                           17802                              13851
                                                                           18081                              14229
                                                                           17099                              13015
                                                                           16378                              12202
                                                                           13793                              10233
                                                                           14912                              11218
                                                                           16341                              12154
                                                                           17211                              12911
                                                                           16937                              12451
                                                                           16142                              11646
                                                                           17323                              12658
4/02                                                                       16888                              12384
                                                                           16241                              11660
                                                                           15111                              10671
                                                                           12663                               9031
                                                                           12414                               9027
                                                                           11905                               8375
                                                                           12340                               8798
                                                                           13098                               9671
                                                                           11954                               9004
                                                                           11631                               8759
                                                                           11395                               8526
                                                                           11793                               8655
4/03                                                                       13048                               9474
                                                                           14502                              10541
                                                                           14962                              10744
                                                                           16030                              11557
                                                                           16825                              12177
                                                                           16204                              11869
                                                                           17745                              12894
                                                                           18242                              13315
                                                                           18578                              13374
                                                                           19323                              14077
                                                                           19348                              14055
                                                                           19721                              14121
4/04                                                                       18702                              13412
                                                                           19037                              13679
                                                                           19460                              14134
                                                                           17857                              12865
                                                                           17086                              12588
                                                                           18416                              13284
                                                                           18752                              13607
                                                                           19820                              14757
                                                                           20690                              15288
                                                                           19559                              14599
                                                                           20205                              14799
                                                                           19932                              14244
4/05                                                                       19075                              13338
                                                                           20367                              14278
                                                                           21510                              14740
                                                                           22815                              15770
                                                                           22890                              15548
                                                                           23523                              15671
                                                                           22927                              15092
                                                                           24331                              15946
                                                                           24940                              15923
                                                                           27189                              17459
                                                                           26990                              17366
                                                                           28171                              18210
4/06                                                                       28717                              18157

    --- SMALL COMPANY FUND                     --- RUSSELL 2000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $28,717 ending value                       $18,157 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.


AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

              INCEPTION                       SINCE
                DATE      1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
Small Co A#   7/22/1996   50.55%    9.74%    12.04%
----------------------------------------------------------
Small Co A##  7/22/1996   42.27%    8.51%    11.39%
----------------------------------------------------------
Small Co B#   7/22/1996   49.58%    8.97%     NA*
----------------------------------------------------------
Small Co B##  7/22/1996   44.58%    8.69%     NA*
----------------------------------------------------------
Small Co C#   7/22/1996   49.44%    8.97%    11.28%
----------------------------------------------------------
Small Co C##  7/22/1996   48.44%    8.97%    11.28%
----------------------------------------------------------
Small Co Y#   7/22/1996   51.28%   10.26%    12.57%
----------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

** Effective June 12, 2006, Hartford Investment Management
   Company was added as a subadviser to the Fund. As of the same date, the Fund's Class A, B and C shares were re-opened to new investments.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WELLINGTON MANAGEMENT COMPANY, LLP

STEVEN C. ANGELI, CFA
Senior Vice President, Partner

STEPHEN MORTIMER
Vice President

MARIO E. ABULARACH
Vice President

HARTFORD INVESTMENT MANAGEMENT COMPANY**

MARK WATERHOUSE
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Small Company Fund Class A, before sales charge, returned 25.26% for the six-month period ended April 30, 2006. The Fund outperformed the 20.31% return of the Russell 2000 Growth Index and the 19.40% return of the Lipper Small Cap Growth peer group average.

WHY DID THE FUND PERFORM THIS WAY?

To the disappointment of the growing legion of pundits, the much publicized "small cap cycle" remained alive and well during the semi-annual period. The remarkable gain of the Russell 2000 Growth Index was helped by strong performance of Materials, Energy, Industrials and Information Technology sectors. While still posting double-digit returns during the period, Health Care, Financials and Consumer Discretionary lagged other sectors.

With an investment process and track record rooted in individual stock selection, the Fund's out performance was driven by stock selection in many sectors. Stock selection in Financials, Information Technology and Health Care were the areas of greatest relative strength, which more than offset weaker stock selection in Industrials and Consumer Staples. At the margin, the Fund's sector allocations detracted from benchmark-relative returns. For example, an overweight to Financials and a modest underweight to Materials and Energy detracted from relative performance.

The top contributors to relative performance were Gol Linhas Aereas (Transportation), CSR (Technology Hardware & Equipment) and Melco International (Capital Goods), none of which were held in the Index. Gol Linhas Aereas, the dominant low-cost airline in Brazil, appreciated in excess of 100% on continued market share gains. CSR, a leading provider of bluetooth chipsets that enable wireless communication via mobile phones, wireless headsets and electronics peripherals, benefited from solid top and bottom-line results. Within Financials, our exposure to stock exchanges such as Hong Kong Exchanges (Diversified Financials)

--------------------------------------------------------------------------------

and Intercontinental Exchange (Diversified Financials) was additive. Also worth noting was the strong performance of Equinix (Software and Services) and Redback Networks (Technology Hardware & Equipment) during the period, both of which were meaningful contributors to the Fund's absolute return.

Stocks that detracted the most from the Fund's benchmark-relative performance were Jarden (Consumer Durables), Verint Systems (Software & Services) and Peet's Coffee & Tea (Food, Beverage & Tobacco). Jarden, a stock we sold during the period, fell on concerns about the company's future earnings. Similarly, we sold Peet's Coffee & Tea based on the company's reduced guidance. Verint Systems, a security and business intelligence software provider, remained in the Fund as of the end of the period.

WHAT IS THE OUTLOOK?

While economic growth has certainly slowed from last year's strong levels, we expect most sectors of the economy to show moderate growth during 2006. Of course, the magnitude and sustainability of that growth will depend on the Fed, who we expect will continue to tighten at least in the near term. All the markets' eyes are on the Fed, and the direction of its new chief, Ben Bernanke. We expect volatility around the Fed's outlook and rate decisions. While we are interested observers, luckily we are not forecasters of the economy. Rather, we remain focused on building a portfolio of small companies that have the long term potential to grow into tomorrow's leaders. As of the end of the period, the Fund was overweight Financials, Telecommunication Services and Industrials and underweight Health Care, Energy, Consumer Staples and Information Technology.

As of June 12, 2006, Hartford Investment Management Company was added as a subadviser to the Fund. Mark Waterhouse, Executive Vice President, will manage the portion of the Fund's assets that are allocated to Hartford Investment Management Company. Mr. Waterhouse will invest primarily in small capitalization companies and will evaluate securities using a bottom-up approach intended to complement Wellington Management's investment strategy.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.8%
-------------------------------------------------------------------
Capital Goods                                               1.8
-------------------------------------------------------------------
Consumer Cyclical                                          11.3
-------------------------------------------------------------------
Energy                                                      4.2
-------------------------------------------------------------------
Exchange Traded Funds                                       1.3
-------------------------------------------------------------------
Finance                                                    14.7
-------------------------------------------------------------------
Health Care                                                10.8
-------------------------------------------------------------------
Services                                                   11.8
-------------------------------------------------------------------
Technology                                                 27.9
-------------------------------------------------------------------
Transportation                                              4.7
-------------------------------------------------------------------
Utilities                                                   1.9
-------------------------------------------------------------------
Short-Term Investments                                     26.6
-------------------------------------------------------------------
Other Assets & Liabilities                                -23.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford SmallCap Growth Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS TO MAXIMIZE SHORT- AND LONG-TERM CAPITAL APPRECIATION.

PERFORMANCE OVERVIEW(1,3) 4/30/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                    SMALLCAP GROWTH FUND            RUSSELL 2000 GROWTH INDEX
                                                                    --------------------            -------------------------
4/30/96                                                                     9450                              10000
                                                                            9913                              10513
                                                                            9265                               9830
                                                                            8324                               8629
                                                                            9039                               9268
                                                                            9658                               9745
                                                                            8972                               9325
                                                                            8969                               9585
                                                                            8611                               9771
                                                                            8478                              10016
                                                                            7458                               9411
                                                                            6802                               8746
4/97                                                                        6636                               8645
                                                                            7882                               9944
                                                                            8073                              10281
                                                                            8546                              10808
                                                                            8326                              11132
                                                                            8884                              12020
                                                                            8475                              11298
                                                                            8505                              11029
                                                                            8742                              11036
                                                                            8451                              10889
                                                                            9455                              11850
                                                                           10062                              12348
4/98                                                                       10138                              12423
                                                                            9618                              11520
                                                                           10007                              11638
                                                                            9199                              10666
                                                                            7188                               8204
                                                                            7686                               9036
                                                                            8187                               9508
                                                                            9221                              10246
                                                                           10477                              11173
                                                                           11222                              11676
                                                                            9801                              10607
                                                                           10510                              10985
4/99                                                                       10902                              11955
                                                                           10981                              11974
                                                                           12502                              12605
                                                                           12663                              12216
                                                                           12958                              11759
                                                                           13566                              11986
                                                                           15569                              12293
                                                                           17501                              13592
                                                                           22152                              15987
                                                                           22583                              15838
                                                                           31532                              19524
                                                                           28214                              17472
4/00                                                                       23624                              15707
                                                                           20343                              14331
                                                                           25211                              16183
                                                                           23341                              14796
                                                                           27969                              16352
                                                                           26386                              15540
                                                                           23989                              14278
                                                                           17083                              11685
                                                                           19061                              12400
                                                                           19425                              13403
                                                                           15776                              11566
                                                                           14097                              10514
4/01                                                                       15379                              11801
                                                                           15366                              12075
                                                                           15951                              12405
                                                                           14787                              11347
                                                                           13818                              10637
                                                                           11248                               8921
                                                                           12386                               9779
                                                                           13789                              10595
                                                                           14874                              11255
                                                                           14384                              10855
                                                                           13584                              10152
                                                                           14986                              11035
4/02                                                                       14344                              10796
                                                                           13339                              10165
                                                                           12096                               9303
                                                                           10456                               7873
                                                                           10403                               7869
                                                                            9537                               7301
                                                                           10297                               7670
                                                                           11454                               8430
                                                                           10548                               7849
                                                                           10198                               7635
                                                                            9735                               7431
                                                                            9847                               7544
4/03                                                                       10780                               8258
                                                                           12050                               9188
                                                                           12360                               9365
                                                                           13181                              10073
                                                                           14100                              10614
                                                                           14106                              10346
                                                                           15151                              11240
                                                                           15528                              11606
                                                                           15747                              11658
                                                                           16686                              12270
                                                                           16659                              12251
                                                                           16527                              12309
4/04                                                                       15799                              11691
                                                                           15965                              11923
                                                                           16487                              12320
                                                                           15145                              11214
                                                                           14946                              10973
                                                                           15766                              11580
                                                                           16269                              11861
                                                                           17380                              12863
                                                                           18127                              13326
                                                                           17321                              12725
                                                                           17803                              12900
                                                                           17578                              12416
4/05                                                                       16765                              11626
                                                                           17995                              12446
                                                                           18524                              12848
                                                                           19761                              13746
                                                                           19404                              13553
                                                                           19377                              13660
                                                                           18716                              13155
                                                                           19781                              13900
                                                                           19893                              13879
                                                                           21388                              15218
                                                                           21050                              15137
                                                                           21652                              15873
4/06                                                                       21347                              15827

    --- SMALLCAP GROWTH FUND                   --- RUSSELL 2000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $21,347 ending value                       $15,827 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGERS

DAVID J. ELLIOTT, CFA
Vice President

DORIS T. DWYER
Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

              INCEPTION      1        5      10       SINCE
                 DATE       YEAR    YEAR    YEAR    INCEPTION
------------------------------------------------------------------
SmallCap A#     1/4/1988   27.34%   6.78%   8.49%    13.02%
------------------------------------------------------------------
SmallCap A##    1/4/1988   20.33%   5.57%   7.87%    12.67%
------------------------------------------------------------------
SmallCap B#   11/14/1994   26.49%   6.08%    NA*      NA*
------------------------------------------------------------------
SmallCap B##  11/14/1994   21.49%   5.76%    NA*      NA*
------------------------------------------------------------------
SmallCap C#   11/14/1994   26.36%   6.04%   7.82%    11.27%
------------------------------------------------------------------
SmallCap C##  11/14/1994   25.36%   6.04%   7.82%    11.27%
------------------------------------------------------------------
SmallCap H#   11/14/1994   26.69%   6.18%    NA*      NA*
------------------------------------------------------------------
SmallCap H##  11/14/1994   22.69%   5.86%    NA*      NA*
------------------------------------------------------------------
SmallCap L#     1/4/1988   27.62%   6.85%   8.52%    13.04%
------------------------------------------------------------------
SmallCap L##    1/4/1988   21.56%   5.81%   8.00%    12.74%
------------------------------------------------------------------
SmallCap M#   11/14/1994   26.63%   6.17%    NA*      NA*
------------------------------------------------------------------
SmallCap M##  11/14/1994   22.63%   5.85%    NA*      NA*
------------------------------------------------------------------
SmallCap N#   11/14/1994   26.65%   6.17%   7.89%    11.33%
------------------------------------------------------------------
SmallCap N##  11/14/1994   25.65%   6.17%   7.89%    11.33%
------------------------------------------------------------------
SmallCap Y#    2/19/2002   27.90%    NA      NA      11.61%
------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
 * 10 year and inception returns are not applicable for Classes
   B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period.
(2) The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, H, L, M, N and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Small Cap Growth Fund Class A, before sales charge, returned 14.06% for the six-month period ended April 30, 2006. The Fund underperformed the Russell 2000 Growth Index, which was up 20.31%, as well as the Lipper Small-Cap Growth average, which gained 20.33%.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets started off the year strong. Corporate earnings growth continued to be excellent. Investors were encouraged by low inflation data and remained hopeful that the Federal Reserve would be nearing the end of interest rate hikes. For the six month period ended April 30, 2006 the Russell 2000 Growth Index (+20.3%) led the S&P MidCap 400 Index (+15.2%) and the S&P 500 Index (+9.6%). Within the Russell 2000 Growth Index sector returns were positive across the board, with the Materials (+43.7%) and Industrials (+24.8%) sectors as absolute leaders for the period.

Although absolute performance was quite strong for the quarter at approximately +15%; relative performance suffered from poor stock selection across several sectors. The Health Care, Industrials, Information Technology and Consumer Discretionary sectors were the largest detractors from relative performance due to weak stock selection. In Health Care, despite strong returns from pharmaceutical company Abgenix (+113%), our position in Encysive Pharmaceuticals (-59.4%) negatively impacted sector results. The security fell when FDA approval of its cardiovascular disease drug Thelin was delayed. Results in both the Industrials and Information Technology sectors, while strong on an absolute basis, lagged the benchmark. In the Industrials sector transportation-related stocks such as, Titan International and Continental Airlines fell. In Information Technology, PortalPlayer (-47%), a semiconductor company fell due to reduced expectations for the Apple iPod shipments and lackluster response to the new 1G iPod nano. We continue to find this stock attractive from a valuation perspective. In addition, our holding of Standard Pacific in the Consumer Discretionary sector detracted from relative performance.

Stock selection within the Materials sector was a positive contributor to performance for the period. Century Aluminum Company (+84%), gained during the period driven by significant

--------------------------------------------------------------------------------

materials demand in China. As valuation factors decreased in attractiveness towards the end of the period, we eliminated our position in the stock. Shares of Carpenter Technology Corp. (+99%), a corrosion-resistant materials manufacturer, rose as the company posted growing profits. Other positive contributors include energy company Frontier Oil, whose shares gained with rising oil prices; and semiconductor chip maker MEMC, whose shares rose due to its favorable pricing position in the market.

WHAT IS THE OUTLOOK?

While economic growth has slowed from last year's strong levels, we expect most sectors of the economy will show moderate growth during 2006. The magnitude and sustainability of that growth will depend on the Federal Reserve, which we expect will continue to tighten at least in the very near term. We anticipate volatility around the Fed's outlook and rate decisions.

At the end of the quarter, the Portfolio held greater-than-index weights in Information Technology and Energy, and lower-than-index weights in Consumer Staples and Industrials.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.0%
-------------------------------------------------------------------
Capital Goods                                               4.2
-------------------------------------------------------------------
Consumer Cyclical                                          10.0
-------------------------------------------------------------------
Energy                                                      7.2
-------------------------------------------------------------------
Finance                                                    11.8
-------------------------------------------------------------------
Health Care                                                15.1
-------------------------------------------------------------------
Services                                                   13.7
-------------------------------------------------------------------
Technology                                                 26.2
-------------------------------------------------------------------
Transportation                                              4.4
-------------------------------------------------------------------
Short-Term Investments                                     14.1
-------------------------------------------------------------------
Other Assets & Liabilities                                -12.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Stock Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS LONG-TERM GROWTH OF CAPITAL, WITH INCOME AS A SECONDARY CONSIDERATION.

PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                         STOCK FUND                       S&P 500 INDEX
                                                                         ----------                       -------------
7/22/96                                                                     9450                              10000
                                                                            9526                              10103
                                                                            9667                              10316
                                                                           10178                              10896
                                                                           10442                              11197
                                                                           11179                              12042
                                                                           10915                              11804
                                                                           11568                              12541
                                                                           11654                              12639
                                                                           11313                              12121
4/97                                                                       11900                              12844
                                                                           12638                              13625
                                                                           13266                              14235
                                                                           14194                              15367
                                                                           13370                              14507
                                                                           14052                              15301
                                                                           13673                              14791
                                                                           14242                              15475
                                                                           14384                              15740
                                                                           14507                              15914
                                                                           15618                              17062
                                                                           16519                              17935
4/98                                                                       16870                              18115
                                                                           16547                              17804
                                                                           17496                              18527
                                                                           17667                              18330
                                                                           15077                              15679
                                                                           15703                              16684
                                                                           16936                              18040
                                                                           17914                              19133
                                                                           18891                              20235
                                                                           19505                              21080
                                                                           19131                              20425
                                                                           20071                              21242
4/99                                                                       20972                              22065
                                                                           20358                              21545
                                                                           21691                              22739
                                                                           21087                              22029
                                                                           20761                              21920
                                                                           20186                              21319
                                                                           21269                              22668
                                                                           21631                              23129
                                                                           23107                              24490
                                                                           22012                              23260
                                                                           22051                              22820
                                                                           24182                              25051
4/00                                                                       23488                              24298
                                                                           22970                              23799
                                                                           23469                              24386
                                                                           22976                              24005
                                                                           24179                              25495
                                                                           23045                              24149
                                                                           23075                              24047
                                                                           21694                              22152
                                                                           21931                              22261
                                                                           22500                              23050
                                                                           20887                              20950
                                                                           19368                              19623
4/01                                                                       20753                              21146
                                                                           20918                              21288
                                                                           20006                              20771
                                                                           19758                              20566
                                                                           18444                              19280
                                                                           17110                              17724
                                                                           17472                              18062
                                                                           18786                              19447
                                                                           18920                              19619
                                                                           18455                              19332
                                                                           18186                              18960
                                                                           18806                              19673
4/02                                                                       17224                              18480
                                                                           16975                              18345
                                                                           15744                              17039
                                                                           14793                              15711
                                                                           14658                              15813
                                                                           13024                              14096
                                                                           14203                              15335
                                                                           15269                              16237
                                                                           14286                              15284
                                                                           13893                              14885
                                                                           13603                              14662
                                                                           13655                              14804
4/03                                                                       14689                              16022
                                                                           15403                              16866
                                                                           15620                              17081
                                                                           16003                              17383
                                                                           16200                              17721
                                                                           15931                              17533
                                                                           16769                              18524
                                                                           16913                              18687
                                                                           17907                              19666
                                                                           17989                              20027
                                                                           18103                              20305
                                                                           17772                              19999
4/04                                                                       17524                              19686
                                                                           17751                              19955
                                                                           18134                              20343
                                                                           17462                              19670
                                                                           17462                              19749
                                                                           17379                              19963
                                                                           17338                              20268
                                                                           17886                              21087
                                                                           18468                              21805
                                                                           18125                              21273
                                                                           18499                              21721
                                                                           17948                              21336
4/05                                                                       17771                              20932
                                                                           18385                              21597
                                                                           18333                              21628
                                                                           19165                              22432
                                                                           19186                              22228
                                                                           19394                              22408
                                                                           19134                              22034
                                                                           19935                              22866
                                                                           20102                              22875
                                                                           20717                              23480
                                                                           20633                              23544
                                                                           20873                              23837
4/06                                                                       21207                              24157

    --- STOCK FUND                             --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $21,207 ending value                       $24,157 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

           INCEPTION                       SINCE
             DATE      1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------
Stock A#   7/22/1996   19.33%    0.43%     8.62%
-------------------------------------------------------
Stock A##  7/22/1996   12.77%   -0.70%     7.99%
-------------------------------------------------------
Stock B#   7/22/1996   18.22%   -0.36%     NA*
-------------------------------------------------------
Stock B##  7/22/1996   13.22%   -0.76%     NA*
-------------------------------------------------------
Stock C#   7/22/1996   18.43%   -0.21%     7.88%
-------------------------------------------------------
Stock C##  7/22/1996   17.43%   -0.21%     7.88%
-------------------------------------------------------
Stock Y#   7/22/1996   19.88%    0.99%     9.16%
-------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

SAUL J. PANNELL, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Stock Fund returned 10.83% for the six-month period ended April 30, 2006, outperforming the 9.64% return of its S&P 500 benchmark, and the 9.22% return of its Lipper Large Cap Core peer group.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity indices continued to move higher during the period, as investors sensed that the Federal Reserve may be close to completing this interest rate tightening cycle and economic data indicated strong global growth. This positive sentiment was coupled with continued strong earnings growth as the S&P 500 Index appeared ready to post its 16th straight quarter of double digit growth in operating earnings (since 2Q 2002). Propelled by the strong economic growth environment, Materials, Energy, and Industrials were the strongest performing sectors of the S&P 500 during the period. Utilities, Health Care, and Consumer Staples were the worst performing sectors for the period as investors clearly shifted away from "safe havens" and into more cyclically exposed sectors.

The Fund outperformed during this period primarily due to strong stock selection in Technology and Financials. UBS was the greatest contributor to returns on both an absolute and benchmark-relative basis. One of the world's fastest growing and most profitable wealth managers, UBS continues to improve its mix of business towards the higher multiple wealth management business. Technology stocks Nokia and Samsung were also strong contributors, as Nokia demonstrated an ability to gain share and improve profitability, while Samsung benefited from its leading position in Flash memory.

On the negative side, stock selection in the Materials and Energy sectors hurt returns relative to the benchmark. The largest detractor from returns on both an absolute and relative basis was XM Satellite, which struggled controlling costs per gross subscriber add during the fourth quarter. Medtronic also negatively contributed to results, as product recalls at a Cardiac Rhythm Devices competitor caused an overall slowdown in the market impacting Medtronic's business as well. In addition, indications of a cut in government reimbursement rates have added to the controversy. Dow Chemical detracted from results as it struggles with passing on the higher energy prices.

WHAT IS THE OUTLOOK?

We continue to focus on our philosophy of constructing the Fund one stock at a time using fundamental analysis to build a well diversified portfolio drawn from a broad spectrum of opportuni-

--------------------------------------------------------------------------------

ties. As a result of our bottom-up up investment approach, at period end the Fund's largest overweights were in the Consumer Discretionary (mainly retailing and media) and Health Care sectors. Our largest underweights were in Consumer Staples, Energy, Financials, and Industrials.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.8%
-------------------------------------------------------------------
Capital Goods                                               2.7
-------------------------------------------------------------------
Consumer Cyclical                                           7.6
-------------------------------------------------------------------
Consumer Staples                                            4.8
-------------------------------------------------------------------
Energy                                                      7.2
-------------------------------------------------------------------
Finance                                                    20.2
-------------------------------------------------------------------
Health Care                                                13.7
-------------------------------------------------------------------
Services                                                    9.6
-------------------------------------------------------------------
Technology                                                 27.1
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
Utilities                                                   2.2
-------------------------------------------------------------------
Short-Term Investments                                     12.5
-------------------------------------------------------------------
Other Assets & Liabilities                                -11.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Target Retirement 2010 Fund
(sub-advised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO MAXIMIZE TOTAL RETURN AND SECONDARILY, TO SEEK CAPITAL PRESERVATION.


PERFORMANCE OVERVIEW(2) 9/30/05 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                              LEHMAN BROTHERS U.S.
                                              TARGET RETIREMENT 2010 FUND     AGGREGATE BOND INDEX            S&P 500 INDEX
                                              ---------------------------     --------------------            -------------
9/30/05                                                   9450                        10000                       10000
10/05                                                     9280                         9921                        9833
11/05                                                     9469                         9965                       10205
12/05                                                     9507                        10059                       10208
1/06                                                      9670                        10060                       10479
2/06                                                      9650                        10093                       10507
3/06                                                      9679                         9994                       10638
4/06                                                      9782                         9976                       10780

    --- TARGET RETIREMENT 2010     -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        FUND                           BOND INDEX                         $10,000 starting value
        $9,450 starting value          $10,000 starting value             $10,780 ending value
        $9,782 ending value            $9,976  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                            INCEPTION     SINCE
                              DATE      INCEPTION
------------------------------------------------------
Target Retirement 2010 A#   9/30/2005     3.51%
------------------------------------------------------
Target Retirement 2010 A##  9/30/2005    -2.18%
------------------------------------------------------
Target Retirement 2010 B#   9/30/2005     3.04%
------------------------------------------------------
Target Retirement 2010 B##  9/30/2005    -1.76%
------------------------------------------------------
Target Retirement 2010 C#   9/30/2005     3.06%
------------------------------------------------------
Target Retirement 2010 C##  9/30/2005     2.10%
------------------------------------------------------
Target Retirement 2010 Y#   9/30/2005     3.73%
------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Target Retirement 2010 Fund Class A had a total return, before sales charges, of 5.41% versus the returns of 6.64% for the Lipper Mixed-Asset Target 2010 Funds Average and 0.56% for the Lehman Brothers U.S. Aggregate Bond Index and 9.64% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates at each of its meetings in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. However, despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. The result was a flatter yield curve yield in which investors did not receive substantially higher rates in return for longer holding periods. So far this year, investor confidence in the future prospects of the U.S. economy has continued to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Many commodities reached historical highs, and the price of oil again approached record highs. Therefore, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose later in the first quarter of 2006. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value. However, the credit-sensitive sectors generally outperformed Treasury bonds, reflecting expectations for continued economic growth and growing capacity to service debt on a timely basis.

The conditions that were favorable for traditionally riskier bonds were also well suited for stocks as equity markets also responded favorably to a more optimistic economic outlook. Equities outperformed bonds year-to-date and for the six month period. The large cap S&P 500 Index returned 9.64% for the period, with the cyclical (economically sensitive) Materials and Industrials sectors being among the strongest performing groups. Oil companies responding to record profits and historically high gasoline prices caused the Energy sector to be one of the top performing sectors. In contrast, the typically defensive Utilities and Consumer Staples sectors were among the weakest performing

--------------------------------------------------------------------------------

groups of the period. The positive economic backdrop particularly benefited small caps, as measured by the Russell 2000 Index. They outpaced their large cap counterparts, gaining 18.91% for the period. International equities, as measured by the MSCI EAFE Index (a common proxy for foreign stock markets) were the strongest performing equity category, returning 22.89% for the period. International equities were supported by strong global growth and concern regarding a weakening US dollar.

The Fund's primarily objective is to maximize total return, but with a secondary objective of preserving capital as the Fund approaches its target year of 2010. Currently, the Fund's target asset allocation is set at approximately 55% fixed income and 45% equity. The fixed income component of the Fund was positioned for rising interest rates, maintaining a duration lower than the Lehman Aggregate. For the six month period, this short duration positioning enhanced overall performance. Within the major sectors of the Lehman Brothers U.S. Aggregate Index (a proxy for U.S. investment grade bonds), ABS securities were the top performer, while U.S. Treasuries were the weakest. The Fund is structured around five fixed income indices. For the period the best performer was the Lehman Brothers High Yield Index (up 4.95%), followed by the Credit Suisse Leveraged Loan Index (up 3.46%), the Lehman Brothers 1-3 Year Government Index (up 1.47%), the Lehman Brothers U.S. Aggregate Index (up 0.56%), and the Lehman U.S. TIPS Index (down 0.96%). Consequently, the Fund benefited from its diversification since 3 of the 4 other indices outperformed the Lehman Brothers U.S. Aggregate Index.

The equity component of the Fund is structured around five equity indices. The Fund benefited from its allocation to small cap, mid cap and international equities as each of these asset classes outperformed domestic large caps. For the period, the MSCI EAFE (up 22.89%) was the top performing index, followed by the small cap Russell 2000 (up 18.91%), the Russell Midcap (up 14.35%), the Russell 1000 Value (up 12.87%) and the Russell 1000 Growth (up 7.06%). The Funds higher allocation to the traditionally more volatile asset classes was the greatest contributor to the Fund's outperformance relative to its benchmark.

WHAT IS THE OUTLOOK?

Up to this point, economic data has proven to be stronger than the markets had anticipated, thereby leading many investors to expect more aggressive monetary tightening by the Federal Reserve through the first half of 2006. However, statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent," which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hikes were automatic regardless of the incoming data. Even so, as of this discussion on April 30, 2006, the market expectation remains certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. Adding further upward pressure to interest rates, oil prices and many commodities continue to rise in price.

With this backdrop, our underlying fixed income funds by and large remain slightly defensive, with durations close to or slightly below the benchmark duration. Additionally, tight spreads of Investment-Grade Corporate yields over Treasury yields, combined with concerns about the risk of leveraged buyouts and other event risks, have generally led the underlying Funds to decrease exposure to the Investment Grade Bond sector. In addition to large caps, by design the equity component targets allocations to mid cap, small cap and international stocks. When these "riskier" stocks lead the market, we expect our portfolio will lead the large cap index. While we intend to stay within a limited range about our target asset class ranges, we will make incremental changes to asset class and individual fund allocations according to our outlook and the Fund's objective to maximize total return for future retirees. Over a longer time horizon, as the Fund approaches its 2010 target retirement date, the Fund's allocation to equity will decrease while its allocation to fixed income increases. Whenever possible, we will use cash flows to implement our allocation changes.

COMPOSITION BY UNDERLYING FUND
as of April 30, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                 5.8%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                  11.6
-------------------------------------------------------------------
Hartford Floating Rate Fund, Class Y                        6.7
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       2.0
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               2.0
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 2.0
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                           2.9
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                      12.7
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   1.9
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          3.9
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          1.9
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         1.9
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 1.9
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                      13.5
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        1.9
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      3.9
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                   12.6
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                1.9
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  5.8
-------------------------------------------------------------------
Other Assets & Liabilities                                  3.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Target Retirement 2020 Fund
(sub-advised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO MAXIMIZE TOTAL RETURN AND SECONDARILY, TO SEEK CAPITAL PRESERVATION.


PERFORMANCE OVERVIEW(2) 9/30/05 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                              LEHMAN BROTHERS U.S.
                                              TARGET RETIREMENT 2020 FUND     AGGREGATE BOND INDEX            S&P 500 INDEX
                                              ---------------------------     --------------------            -------------
9/30/05                                                   9450                        10000                       10000
10/05                                                     9252                         9921                        9833
11/05                                                     9469                         9965                       10205
12/05                                                     9585                        10059                       10208
1/06                                                      9857                        10060                       10479
2/06                                                      9819                        10093                       10507
3/06                                                      9904                         9994                       10638
4/06                                                     10031                         9976                       10780

    --- TARGET RETIREMENT 2020     -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        FUND                           BOND INDEX                         $10,000 starting value
        $9,450  starting value         $10,000 starting value             $10,780 ending value
        $10,031 ending value           $9,976  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                            INCEPTION     SINCE
                              DATE      INCEPTION
------------------------------------------------------
Target Retirement 2010 A#   9/30/2005     6.15%
------------------------------------------------------
Target Retirement 2010 A##  9/30/2005     0.31%
------------------------------------------------------
Target Retirement 2010 B#   9/30/2005     5.69%
------------------------------------------------------
Target Retirement 2010 B##  9/30/2005     0.69%
------------------------------------------------------
Target Retirement 2010 C#   9/30/2005     5.68%
------------------------------------------------------
Target Retirement 2010 C##  9/30/2005     4.68%
------------------------------------------------------
Target Retirement 2010 Y#   9/30/2005     6.24%
------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Target Retirement 2020 Fund Class A had a total return, before sales charges, of 8.42% versus the returns of 7.93% for the Lipper Mixed-Asset Target 2020 Funds Average and 0.56% for the Lehman Brothers U.S. Aggregate Bond Index and 9.64% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates at each of its meetings in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. However, despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. The result was a flatter yield curve yield in which investors did not receive substantially higher rates in return for longer holding periods. So far this year, investor confidence in the future prospects of the U.S. economy has continued to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Many commodities reached historical highs, and the price of oil again approached record highs. Therefore, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose later in the first quarter of 2006. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value. However, the credit-sensitive sectors generally outperformed Treasury bonds, reflecting expectations for continued economic growth and growing capacity to service debt on a timely basis.

The conditions that were favorable for traditionally riskier bonds were also well suited for stocks as equity markets also responded favorably to a more optimistic economic outlook. Equities outperformed bonds year-to-date and for the six month period. The large cap S&P 500 Index returned 9.64% for the period, with the cyclical (economically sensitive) Materials and Industrials sectors being among the strongest performing groups. Oil companies responding to record profits and historically high gasoline prices caused the Energy sector to be one of the top performing sectors. In contrast, the typically defensive Utilities and Consumer Staples sectors were among the weakest performing

--------------------------------------------------------------------------------

groups of the period. The positive economic backdrop particularly benefited small caps, as measured by the Russell 2000 Index. They outpaced their large cap counterparts, gaining 18.91% for the period. International equities, as measured by the MSCI EAFE Index (a common proxy for foreign stock markets) were the strongest performing equity category, returning 22.89% for the period. International equities were supported by strong global growth and concern regarding a weakening US dollar.

The Fund's primarily objective is to maximize total return, but with a secondary objective of preserving capital as the Fund approaches its target year of 2020. Currently, the Fund's target asset allocation is set at approximately 65% fixed income and 35% equity. The equity component of the Fund is structured around five equity indices. The Fund benefited from its allocation to small cap, mid cap and international equities as each of these asset classes outperformed domestic large caps. For the period, the MSCI EAFE (up 22.89%) was the top performing index, followed by the small cap Russell 2000 (up 18.91%), the Russell Midcap (up 14.35%), the Russell 1000 Value (up 12.87%) and the Russell 1000 Growth (up 7.06%). The Funds higher allocation to the traditionally more volatile asset classes was the greatest contributor to the Fund's outperformance relative to its benchmark.

The fixed income component of the Fund was positioned for rising interest rates, maintaining a duration less than the Lehman Aggregate. For the six month period, this short duration positioning enhanced overall performance. Within the major sectors of the Lehman Brothers U.S. Aggregate Index (a proxy for U.S. investment grade bonds), ABS securities were the top performer, while U.S. Treasuries were the weakest. The Fund is structured around five fixed income indices. For the period the best performer was the Lehman Brothers High Yield Index (up 4.95%), followed by the Credit Suisse Leveraged Loan Index (up 3.46%), the Lehman Brothers 1-3 Year Government Index (up 1.47%), the Lehman Brothers U.S. Aggregate Index (up 0.56%), and the Lehman U.S. TIPS Index (down 0.96%). Consequently, the Fund benefited from its diversification since 3 of the 4 other indices outperformed the Lehman Brothers U.S. Aggregate Index.

WHAT IS THE OUTLOOK?

Up to this point, economic data has proven to be stronger than the markets had anticipated, thereby leading many investors to expect more aggressive monetary tightening by the Federal Reserve through the first half of 2006. However, statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent," which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hikes were automatic regardless of the incoming data. Even so, as of this discussion on April 30, 2006, the market expectation remains certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. Adding further upward pressure to interest rates, oil prices and many commodities continue to rise in price.

With this backdrop, our underlying fixed income funds by and large remain slightly defensive, with durations close to or slightly below the benchmark duration.

Additionally, tight spreads of Investment-Grade Corporate yields over Treasury yields, combined with concerns about the risk of leveraged buyouts and other event risks, have generally led the underlying Funds to decrease exposure to the Investment Grade Bond sector. In addition to large caps, by design the equity component targets allocations to mid cap, small cap and international stocks. When these "riskier" stocks lead the market, we expect our portfolio will lead the large cap index. While we intend to stay within a limited range about our target asset class ranges, we will make incremental changes to asset class and individual fund allocations according to our outlook and the Fund's objective to maximize total return for future retirees. Over a longer time horizon, as the Fund approaches its 2020 target retirement date, the Fund's allocation to equity will decrease while its allocation to fixed income increases. Whenever possible, we will use cash flows to implement our allocation changes.

COMPOSITION BY UNDERLYING FUND
as of April 30, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                 7.3%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                  13.8
-------------------------------------------------------------------
Hartford Floating Rate Fund, Class Y                        4.5
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       2.8
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               2.8
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 1.8
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                           1.8
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                       7.3
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   1.9
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          5.4
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          1.9
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         1.9
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 1.9
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                       7.3
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        1.9
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      7.2
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                   11.1
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                2.8
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  6.5
-------------------------------------------------------------------
Other Assets & Liabilities                                  8.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Target Retirement 2030 Fund
(sub-advised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO MAXIMIZE TOTAL RETURN AND SECONDARILY, TO SEEK CAPITAL PRESERVATION.


PERFORMANCE OVERVIEW(2) 9/30/05 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                              TARGET RETIREMENT 2030 FUND         S&P 500 INDEX           AGGREGATE BOND INDEX
                                              ---------------------------         -------------           --------------------
9/30/05                                                   9450                        10000                       10000
10/05                                                     9214                         9833                        9921
11/05                                                     9507                        10205                        9965
12/05                                                     9551                        10208                       10059
1/06                                                      9832                        10479                       10060
2/06                                                      9778                        10507                       10093
3/06                                                      9886                        10638                        9994
4/06                                                      9995                        10780                        9976

    --- TARGET RETIREMENT 2030     -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        FUND                           BOND INDEX                         $10,000 starting value
        $9,450 starting value          $10,000 starting value             $10,780 ending value
        $9,995 ending value            $9,976  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                            INCEPTION     SINCE
                              DATE      INCEPTION
------------------------------------------------------
Target Retirement 2010 A#   9/30/2005     5.76%
------------------------------------------------------
Target Retirement 2010 A##  9/30/2005    -0.05%
------------------------------------------------------
Target Retirement 2010 B#   9/30/2005     5.35%
------------------------------------------------------
Target Retirement 2010 B##  9/30/2005     0.72%
------------------------------------------------------
Target Retirement 2010 C#   9/30/2005     5.37%
------------------------------------------------------
Target Retirement 2010 C##  9/30/2005     4.44%
------------------------------------------------------
Target Retirement 2010 Y#   9/30/2005     6.03%
------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

HUGH WHELAN, CFA
Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Target Retirement 2030 Fund Class A had a total return, before sales charges, of 8.48% versus the returns of 10.93% for the Lipper Mixed-Asset Target 2030 Funds Average and 0.56% for the Lehman Brothers U.S. Aggregate Bond Index and 9.64% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve's monetary policy reflected a concern that strong growth in the U.S. and global economies would lead to inflation. As the Federal Reserve (the Fed) continued to raise its Target Federal Funds (Fed Funds) rate, short-term interest rates rose. However, in part due to demand from domestic and foreign investors, long term rates remained relatively stable through the end of the year and did not start rising until later into the six month period ended April 30, 2006. As encouraging economic data in the new year continued to show strength, investors gained confidence in the US economy's prospects for future growth. Overseas economies also demonstrated greater strength during the period, which contributed further to an improvement in sentiment among US businesses. Although many commodities reached historical highs, the price of oil approached the record level reached after Hurricanes Katrina and Rita, and the potential for inflation increased as the economy strengthened, businesses continued to increase hiring and making capital expenditures.

Although rising rates have a negative impact upon fixed rate bonds, credit sensitive bonds generally outperformed U.S. Treasuries in response to the good economic news. The conditions that were favorable for traditionally riskier bonds were also well suited for stocks as equity markets also responded favorably to a more optimistic economic outlook. Equities outperformed bonds year-to-date and for the six month period. The large cap S&P 500 Index returned 9.64% for the period, with the cyclical (economically sensitive) Materials and Industrials sectors being among the strongest performing groups. Oil companies responding to record profits and historically high gasoline prices caused the Energy sector to be one of the top performing sectors. In contrast, the typically defensive Utilities and Consumer Staples sectors were among the weakest performing groups of the period. The positive economic backdrop particularly benefited small caps, as measured by the Russell 2000 Index. They

--------------------------------------------------------------------------------

outpaced their large cap counterparts, gaining 18.91% for the period. International equities, as measured by the MSCI EAFE Index (a common proxy for foreign stock markets) were the strongest performing equity category, returning 22.89% for the period. International equities were supported by strong global growth and concern regarding a weakening US dollar.

The Fund's primarily objective is to maximize total return, but with a secondary objective of preserving capital as the Fund approaches its target year of 2030. Currently, the Fund's asset allocation is set at approximately 80% fixed income and 20% equity. The equity component of the Fund is structured around five equity indices. The Fund benefited from its allocation to small cap, mid cap and international equities as each of these asset classes outperformed domestic large caps. For the period, the MSCI EAFE (up 22.89%) was the top performing index, followed by the small cap Russell 2000 (up 18.91%), the Russell Midcap (up 14.35%), the Russell 1000 Value (up 12.87.%) and the Russell 1000 Growth (up 7.06%). The Funds higher allocation to the traditionally more volatile asset classes was the greatest contributor to the Fund's outperformance relative to its benchmark.

The fixed income component of the Fund was positioned for rising interest rates, maintaining a duration lower than the Lehman Aggregate. For the six month period, this short duration positioning enhanced overall performance. Within the major sectors of the Lehman Brothers U.S. Aggregate Index (a proxy for U.S. investment grade bonds), ABS securities were the top performer, while U.S. Treasuries were the weakest. The Fund is structured around three fixed income indices. For the period the best performer was the Lehman Brothers 1-3 Year Government Index (up 1.47%), followed by the Lehman Brothers U.S. Aggregate Index (up 0.56%), and the Lehman U.S. TIPS Index (down 0.96%). Consequently, the Fund benefited modestly from its diversification since 1 of the 2 other indices outperformed the Lehman Brothers U.S. Aggregate Index.

WHAT IS THE OUTLOOK?

Up to this point, economic data has proven to be stronger than the markets had anticipated, thereby leading many investors to expect more aggressive monetary tightening by the Federal Reserve through the first half of 2006. However, statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent," which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hikes were automatic regardless of the incoming data. Even so, as of this discussion on April 30, 2006, the market expectation remains certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. Adding further upward pressure to interest rates, oil prices and many commodities continue to rise in price.

With this backdrop, our underlying fixed income funds by and large remain some defensive, with durations close to or slightly below the benchmark duration. Additionally, tight spreads of Investment-Grade Corporate yields over Treasury yields, combined with concerns about the risk of leveraged buyouts and other event risks, have generally led the underlying Funds to decrease exposure to the Investment Grade Bond sector. In addition to large caps, by design the equity component targets allocations to mid cap, small cap and international stocks. When these "riskier" stocks lead the market, we expect our portfolio will lead the large cap index. While we intend to stay within a limited range about our target asset class ranges, we will make incremental changes to asset class and individual fund allocations according to our outlook and the Fund's objective to maximize total return for future retirees. Over a longer time horizon, as the Fund approaches its 2030 target retirement date, the Fund's allocation to equity will decrease while its allocation to fixed income increases. Whenever possible, we will use cash flows to implement our allocation changes.

COMPOSITION BY UNDERLYING FUND
as of April 30, 2006

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                 9.3%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                  12.5
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       4.4
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               2.5
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 3.4
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                       5.9
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   3.4
-------------------------------------------------------------------
Hartford International Opportunities Fund, Class Y          2.5
-------------------------------------------------------------------
Hartford International Small Company Fund, Class Y          3.4
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         1.6
-------------------------------------------------------------------
Hartford Select MidCap Growth Fund, Class Y                 1.6
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                       2.5
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        5.0
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      8.4
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                    8.4
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                3.4
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  5.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 15.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Tax-Free California Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND CALIFORNIA INCOME TAX.

PERFORMANCE OVERVIEW(2) 10/31/02 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                             LEHMAN BROTHERS CALIFORNIA MUNICIPAL
                                                              TAX-FREE CALIFORNIA FUND                    BOND INDEX
                                                              ------------------------       ------------------------------------
10/31/02                                                                9550                                 10000
                                                                        9477                                  9985
                                                                        9718                                 10166
                                                                        9619                                 10116
                                                                        9813                                 10269
                                                                        9805                                 10274
4/03                                                                    9863                                 10339
                                                                       10115                                 10587
                                                                       10000                                 10506
                                                                        9437                                 10111
                                                                        9540                                 10193
                                                                        9868                                 10486
                                                                        9842                                 10448
                                                                        9990                                 10575
                                                                       10087                                 10660
                                                                       10141                                 10725
                                                                       10335                                 10903
                                                                       10318                                 10878
4/04                                                                   10017                                 10608
                                                                        9969                                 10568
                                                                       10023                                 10636
                                                                       10189                                 10777
                                                                       10479                                 11013
                                                                       10542                                 11072
                                                                       10644                                 11186
                                                                       10550                                 11104
                                                                       10706                                 11247
                                                                       10831                                 11375
                                                                       10790                                 11340
                                                                       10727                                 11264
4/05                                                                   10924                                 11449
                                                                       11009                                 11532
                                                                       11097                                 11617
                                                                       11047                                 11574
                                                                       11167                                 11701
                                                                       11097                                 11631
                                                                       11036                                 11556
                                                                       11090                                 11614
                                                                       11189                                 11714
                                                                       11202                                 11749
                                                                       11288                                 11837
                                                                       11213                                 11758
4/06                                                                   11213                                 11740

    --- TAX-FREE CALIFORNIA FUND              --- LEHMAN BROTHERS CALIFORNIA MUNICIPAL
        $9,550  starting value                    BOND INDEX
        $11,213 ending value                      $10,000 starting value
                                                  $11,740 ending value

LEHMAN BROTHERS CALIFORNIA MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds issued by the State of California with maturities greater than two years.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

Charles Grande
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

                INCEPTION               SINCE
                   DATE      1 YEAR   INCEPTION
----------------------------------------------------
California A#   10/31/2002    2.64%     4.69%
----------------------------------------------------
California A##  10/31/2002   -1.98%     3.32%
----------------------------------------------------
California B#   10/31/2002    1.88%     3.91%
----------------------------------------------------
California B##  10/31/2002   -3.07%     3.12%
----------------------------------------------------
California C#   10/31/2002    1.87%     3.96%
----------------------------------------------------
California C##  10/31/2002    0.88%     3.96%
----------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Tax-Free California Fund Class A had a total return, before sales charges, of 1.59% versus the return of 1.60 % for the Lipper California Municipal Debt Funds Index and 1.59% for the Lehman Brothers California Exempt Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates several times in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. Despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. So far this year, investor confidence about prospects for the U.S. economy continues to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Furthermore, many commodities reached historical highs and the price of oil again approached record levels. Thus, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose in March and April. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value.

As absolute yields have risen, demand for municipal securities has increased, whereas the supply of new municipal issuance declined. This technical imbalance of "greater demand vs. diminished issuance" has been the primary driver of municipal tax-exempt bonds' superior performance relative to taxable fixed income. Long maturity municipal bonds have represented steady value while shorter maturity municipal bonds have seen their value decrease in response to the Federal Reserve's rate increases. Since the end of last year, the issuance of high yield tax-exempt debt has been less than robust and thus the performance of this particular sector of the tax-exempt market has been especially strong.

Overall, Fund performance has primarily been driven by two factors, curve positioning and security selection. The Fund's performance is sensitive to changes in interest rates. As interest rates rose, the price of fixed rate bonds generally declined in response. During this period, Fund exposure to long maturity securities (25+ years) have performed well. However, these securities are also more susceptible to price volatility and when the market for fixed income product has produced negative performance (March 2006), these long maturity bonds have produced even greater under performance. Fund performance continues to benefit

--------------------------------------------------------------------------------

from an exposure to triple-B and double-B rated securities. As the economy within the State of California has stabilized and now appears to be improving, underlying credit fundamentals for lower quality credits have also improved. The Fund has benefited from positive demographic trends in the "Education" sector as well as from the slowing housing market in the "Special Tax" sector. Both sectors represent large exposures within the Fund. Our earlier purchases of bonds issued in these sectors have performed to expectation providing both incremental yield and, as the underlying credits have improved, positive total return. The Fund's exposure to the Commonwealth of Puerto Rico had been a hindrance on performance. We opted to reduce Fund's exposure to this credit, until a long-term solution to the Commonwealth's financial crisis has been crafted. We are currently very cautious on high yield credits and believe better opportunities exist in higher rated investment grade credits.

WHAT IS THE OUTLOOK?

The market expected that the Fed Funds Target Rate would be hiked by another 0.25% at the end of March. The Fed did not disappoint and raised the rate to 4.75%, having raised rates 3.75% since June 2004. Statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent" which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hike were automatic regardless of the incoming data. Given recent economic data as of this discussion on April 30, 2006, the market expectation is almost certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. The economy appears to be expanding solidly, as demonstrated by the strength of the job sector and increases in consumer confidence. Business spending remains strong and firms continue to utilize their excess capacity. While the housing sales appears to be slowing, investors are split as to whether the housing market will experience a traditional boom and bust cycle, or will stabilize at a slower, more sustainable page. The outcome, which will take some time to play out, has significant implications upon consumer spending in the future. For now, inflation expectations appear contained as core (without food and fuel) measures of inflation are well behaved and the Fed seems intent upon preventing any resurgence in inflation.

Thus far in 2006, municipal issuance is down approximately 25% compared to last year. The forward calendar of issuance is similarly diminished. We see no change in technical conditions and therefore expect municipal tax-exempt securities to outperform most other fixed income taxable alternatives. Credit fundamentals for most investment grade municipal bond issuers remain favorable. Driven by a robust economy, we expect current income, sales and property tax-receipts to provide a substantial buffer against a decline in national economic performance. Our outlook for high yield credit is more cautious. A cooling of the national economy, in particularly the housing market, could hold negative consequences for a number of credits in the municipal high yield arena. Currently, we believe the investor is not being fairly compensated in additional yield for the incremental risk assumed when purchasing lower rated high yield securities. We are especially cautious on lower quality credits with any link to housing construction, such as Special Tax debt. Going forward, we expect to be very selective in our purchases of lower quality debt. As such, we continue to prefer higher quality bonds that will likely outperform when supply returns.

DISTRIBUTION BY CREDIT QUALITY
as of April 30, 2005

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        31.2%
-------------------------------------------------------------------
AA                                                          1.4
-------------------------------------------------------------------
A                                                          14.9
-------------------------------------------------------------------
BBB                                                        33.2
-------------------------------------------------------------------
NR                                                         19.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
General Obligations                                        15.4
-------------------------------------------------------------------
Health Care/Services                                        6.8
-------------------------------------------------------------------
Higher Education (Univ., Dorms, etc.)                      15.1
-------------------------------------------------------------------
Housing (HFA's, etc.)                                       3.0
-------------------------------------------------------------------
Land Development                                            7.1
-------------------------------------------------------------------
Miscellaneous                                              23.2
-------------------------------------------------------------------
Pollution Control                                           1.1
-------------------------------------------------------------------
Public Facilities                                           8.0
-------------------------------------------------------------------
Utilities -- Combined                                       1.3
-------------------------------------------------------------------
Utilities -- Gas                                            1.4
-------------------------------------------------------------------
Utilities -- Water and Sewer                                6.7
-------------------------------------------------------------------
Waste Disposal                                              1.8
-------------------------------------------------------------------
Short-Term Investments                                      4.7
-------------------------------------------------------------------
Other Assets & Liabilities                                  4.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Tax-Free Minnesota Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE CURRENT INCOME EXEMPT FROM BOTH FEDERAL INCOME TAX AND MINNESOTA STATE PERSONAL INCOME TAX.


PERFORMANCE OVERVIEW(1,3) 4/30/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                  TAX-FREE MINNESOTA FUND                     INDEX
                                                                  -----------------------         ------------------------------
4/30/96                                                                     9550                              10000
                                                                            9555                               9996
                                                                            9644                              10105
                                                                            9724                              10197
                                                                            9710                              10194
                                                                            9829                              10337
                                                                            9910                              10454
                                                                           10049                              10645
                                                                           10016                              10600
                                                                           10019                              10620
                                                                           10101                              10718
                                                                            9968                              10575
4/97                                                                       10051                              10663
                                                                           10183                              10824
                                                                           10286                              10939
                                                                           10528                              11242
                                                                           10412                              11137
                                                                           10526                              11269
                                                                           10591                              11341
                                                                           10645                              11408
                                                                           10793                              11574
                                                                           10888                              11694
                                                                           10870                              11698
                                                                           10873                              11708
4/98                                                                       10815                              11655
                                                                           10984                              11839
                                                                           11018                              11886
                                                                           11042                              11916
                                                                           11255                              12100
                                                                           11395                              12251
                                                                           11345                              12251
                                                                           11391                              12294
                                                                           11415                              12325
                                                                           11524                              12471
                                                                           11471                              12417
                                                                           11461                              12434
4/99                                                                       11495                              12465
                                                                           11406                              12393
                                                                           11260                              12214
                                                                           11293                              12259
                                                                           11213                              12161
                                                                           11201                              12166
                                                                           11076                              12034
                                                                           11177                              12162
                                                                           11121                              12071
                                                                           11064                              12019
                                                                           11202                              12158
                                                                           11387                              12424
4/00                                                                       11320                              12350
                                                                           11253                              12286
                                                                           11501                              12612
                                                                           11645                              12787
                                                                           11813                              12984
                                                                           11746                              12917
                                                                           11880                              13058
                                                                           11967                              13156
                                                                           12293                              13481
                                                                           12369                              13615
                                                                           12420                              13658
                                                                           12506                              13781
4/01                                                                       12337                              13631
                                                                           12484                              13778
                                                                           12555                              13870
                                                                           12740                              14076
                                                                           12928                              14308
                                                                           12871                              14260
                                                                           13043                              14429
                                                                           12879                              14308
                                                                           12747                              14173
                                                                           12929                              14418
                                                                           12995                              14592
                                                                           12776                              14306
4/02                                                                       13012                              14586
                                                                           13074                              14674
                                                                           13225                              14830
                                                                           13376                              15020
                                                                           13517                              15201
                                                                           13798                              15534
                                                                           13520                              15276
                                                                           13424                              15213
                                                                           13739                              15534
                                                                           13675                              15494
                                                                           13883                              15711
                                                                           13872                              15720
4/03                                                                       13928                              15824
                                                                           14300                              16195
                                                                           14222                              16126
                                                                           13652                              15562
                                                                           13737                              15678
                                                                           14197                              16139
                                                                           14092                              16057
                                                                           14258                              16225
                                                                           14398                              16359
                                                                           14456                              16453
                                                                           14679                              16701
                                                                           14656                              16642
4/04                                                                       14300                              16248
                                                                           14263                              16189
                                                                           14295                              16248
                                                                           14482                              16462
                                                                           14782                              16792
                                                                           14872                              16881
                                                                           14989                              17026
                                                                           14848                              16886
                                                                           15039                              17092
                                                                           15158                              17252
                                                                           15101                              17194
                                                                           15001                              17086
4/05                                                                       15220                              17355
                                                                           15326                              17478
                                                                           15392                              17587
                                                                           15311                              17507
                                                                           15481                              17684
                                                                           15353                              17565
                                                                           15238                              17458
                                                                           15312                              17542
                                                                           15421                              17693
                                                                           15457                              17740
                                                                           15554                              17860
                                                                           15454                              17736
4/06                                                                       15443                              17730

    --- TAX-FREE MINNESOTA FUND               --- LEHMAN BROTHERS MUNICIPAL BOND INDEX
        $9,550  starting value                    $10,000 starting value
        $15,443 ending value                      $17,730 ending value

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds with maturities greater than two years.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

               INCEPTION      1        5      10       SINCE
                  DATE       YEAR    YEAR    YEAR    INCEPTION
-------------------------------------------------------------------
Minnesota A#     6/2/1986    1.47%   4.59%   4.92%     5.83%
-------------------------------------------------------------------
Minnesota A##    6/2/1986   -3.10%   3.63%   4.44%     5.58%
-------------------------------------------------------------------
Minnesota B#   11/14/1994    0.70%   3.88%    NA*      NA*
-------------------------------------------------------------------
Minnesota B##  11/14/1994   -4.17%   3.54%    NA*      NA*
-------------------------------------------------------------------
Minnesota C#   11/14/1994    0.70%   3.88%   4.06%     4.73%
-------------------------------------------------------------------
Minnesota C##  11/14/1994   -0.27%   3.88%   4.06%     4.73%
-------------------------------------------------------------------
Minnesota E#     6/2/1986    1.46%   4.88%   5.07%     5.90%
-------------------------------------------------------------------
Minnesota E##    6/2/1986   -3.11%   3.92%   4.59%     5.66%
-------------------------------------------------------------------
Minnesota H#   11/14/1994    0.70%   3.95%    NA*      NA*
-------------------------------------------------------------------
Minnesota H##  11/14/1994   -3.20%   3.60%    NA*      NA*
-------------------------------------------------------------------
Minnesota L#   11/14/1994    1.40%   4.69%   4.86%     5.51%
-------------------------------------------------------------------
Minnesota L##  11/14/1994   -3.16%   3.73%   4.38%     5.09%
-------------------------------------------------------------------
Minnesota M#   11/14/1994    0.70%   3.97%    NA*      NA*
-------------------------------------------------------------------
Minnesota M##  11/14/1994   -3.20%   3.63%    NA*      NA*
-------------------------------------------------------------------
Minnesota N#   11/14/1994    0.70%   3.93%   4.08%     4.75%
-------------------------------------------------------------------
Minnesota N##  11/14/1994   -0.28%   3.93%   4.08%     4.75%
-------------------------------------------------------------------
Minnesota Y#    2/19/2002    1.46%    NA      NA       4.51%
-------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
 * 10 year and inception returns are not applicable for Classes
   B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period.
(2) The initial investment in Classes A, E and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, E, H, L, M, N and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Tax-Free Minnesota Fund Class A had a total return, before sales charges, of 1.34% versus the returns of 1.55 % for the Lipper Minnesota Municipal Debt Funds Index and 1.56% for the Lehman Brothers Municipal Bond Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates several times in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. Despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. So far this year, investor confidence about prospects for the U.S. economy continues to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Furthermore, many commodities reached historical highs and the price of oil again approached record levels. Thus, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose in March and April. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value.

As absolute yields have risen, demand for municipal securities has increased, whereas the supply of new municipal issuance declined. This technical imbalance of "greater demand vs. diminished issuance" has been the primary driver of municipal tax-exempt bonds' superior performance relative to taxable fixed income. Long maturity municipal bonds have represented steady value while shorter maturity municipal bonds have seen their value decrease in response to the Federal Reserve's rate increases. Since the end of last year, the issuance of high yield tax-exempt debt has been less than robust and thus the performance of this particular sector of the tax-exempt market has been especially strong.

The Fund's performance is sensitive to changes in interest rates. As interest rates rose, the price of fixed rate bonds generally declined in response. During this period, the Fund's shorter duration has decreased the volatility of its performance. Overall, Fund performance has primarily been driven by two factors, curve

--------------------------------------------------------------------------------

positioning and security selection. The Fund's lack of exposure to the long portion of the interest rate curve has hindered performance, as demand for long maturity bonds (25+ years) has been especially strong. However, these securities are also more susceptible to price volatility and when the market for fixed income product has produced negative performance (March 2006), these long maturity bonds have produced even greater under performance. National economic soundness has allowed credit fundamentals for lower quality credits to improve. Fund performance continues to benefit from an exposure to triple-B and double-B rated securities. The Fund has also benefited from positive demographic trends in the "Education" and "Health Care" sectors. We are currently comfortable with statewide management of health care related issuers (hospitals) and own a number of credits across the ratings spectrum. Additionally, within the Education sector, we continue to favor charter schools for both their incremental yield and appropriate statewide oversight. These sectors represent large exposures within the Fund. Our earlier purchases of bonds issued in these sectors have performed to expectation providing both incremental yield and, as the underlying credits have improved, positive total return. The Fund's exposure to the Commonwealth of Puerto Rico had been a hindrance on performance. We opted to reduce Fund exposure to this credit, until a long-term solution to the Commonwealth's financial crisis has been crafted. We are currently very cautious on high yield credits and believe better opportunities exist in higher rated investment grade credits.

WHAT IS THE OUTLOOK?

The market expected that the Fed Funds Target Rate would be hiked by another 0.25% at the end of March. The Fed did not disappoint and raised the rate to 4.75%, having raised rates 3.75% since June 2004. Statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent" which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. Policy is well beyond that stage where rate hike were automatic regardless of the incoming data. Given recent economic data as of this discussion on April 30, 2006, the market expectation is almost certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. The economy appears to be expanding solidly, as demonstrated by the strength of the job sector and increases in consumer confidence. Business spending remains strong and firms continue to utilize their excess capacity. While the housing sales appears to be slowing, investors are split as to whether the housing market will experience a traditional boom and bust cycle, or will stabilize at a slower, more sustainable pace. The outcome, which will take some time to play out, has significant implications upon consumer spending in the future. For now, inflation expectations appear contained as core (without food and fuel) measures of inflation are well behaved and the Fed seems intent upon preventing any resurgence in inflation.

Thus far in 2006, municipal issuance is down approximately 25% compared to last year. The forward calendar of issuance is similarly diminished. We see no change in technical conditions and therefore expect municipal tax-exempt securities to outperform most other fixed income taxable alternatives. Credit fundamentals for most investment grade municipal bond issuers remain favorable. Driven by a robust economy, we expect current income, sales and property tax-receipts to provide a substantial buffer against a decline in national economic performance. Our outlook for high yield credit is more cautious. A cooling of the national economy, in particularly the housing market, could hold negative consequences for a number of credits in the municipal high yield arena. Currently, we believe the investor is not being fairly compensated in additional yield for the incremental risk assumed when purchasing lower rated high yield securities. We are especially cautious on lower quality credits with any link to housing construction, such as Special Tax debt. Going forward, we expect to be very selective in our purchases of lower quality debt. As such, we continue to prefer higher quality bonds that will likely outperform when supply returns.

DISTRIBUTION BY CREDIT QUALITY
as of April 30, 2006

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        32.3%
-------------------------------------------------------------------
AA                                                         19.4
-------------------------------------------------------------------
A                                                          25.7
-------------------------------------------------------------------
BBB                                                        19.1
-------------------------------------------------------------------
NR                                                          3.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Airport Revenues                                            4.4%
-------------------------------------------------------------------
General Obligations                                        21.3
-------------------------------------------------------------------
Health Care/Services                                       16.2
-------------------------------------------------------------------
Higher Education (Univ., Dorms, etc.)                      15.0
-------------------------------------------------------------------
Housing (HFA's, etc.)                                       9.2
-------------------------------------------------------------------
Miscellaneous                                               8.4
-------------------------------------------------------------------
Pollution Control                                           1.4
-------------------------------------------------------------------
Public Facilities                                           2.4
-------------------------------------------------------------------
Transportation                                              5.2
-------------------------------------------------------------------
Utilities -- Combined                                       0.9
-------------------------------------------------------------------
Utilities -- Electric                                       4.4
-------------------------------------------------------------------
Utilities -- Water and Sewer                                4.7
-------------------------------------------------------------------
Short-Term Investments                                      4.7
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Tax-Free National Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX.



PERFORMANCE OVERVIEW(1,3) 4/30/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                   TAX-FREE NATIONAL FUND                     INDEX
                                                                   ----------------------         ------------------------------
4/30/96                                                                     9550                              10000
                                                                            9555                               9996
                                                                            9642                              10105
                                                                            9756                              10197
                                                                            9734                              10194
                                                                            9877                              10337
                                                                            9983                              10454
                                                                           10164                              10645
                                                                           10105                              10600
                                                                           10101                              10620
                                                                           10181                              10718
                                                                           10037                              10575
4/97                                                                       10118                              10663
                                                                           10265                              10824
                                                                           10375                              10939
                                                                           10714                              11242
                                                                           10546                              11137
                                                                           10686                              11269
                                                                           10748                              11341
                                                                           10802                              11408
                                                                           10987                              11574
                                                                           11098                              11694
                                                                           11073                              11698
                                                                           11057                              11708
4/98                                                                       10961                              11655
                                                                           11171                              11839
                                                                           11192                              11886
                                                                           11203                              11916
                                                                           11395                              12100
                                                                           11537                              12251
                                                                           11498                              12251
                                                                           11529                              12294
                                                                           11561                              12325
                                                                           11676                              12471
                                                                           11604                              12417
                                                                           11584                              12434
4/99                                                                       11627                              12465
                                                                           11523                              12393
                                                                           11324                              12214
                                                                           11357                              12259
                                                                           11251                              12161
                                                                           11242                              12166
                                                                           11082                              12034
                                                                           11212                              12162
                                                                           11138                              12071
                                                                           11074                              12019
                                                                           11228                              12158
                                                                           11449                              12424
4/00                                                                       11376                              12350
                                                                           11302                              12286
                                                                           11583                              12612
                                                                           11732                              12787
                                                                           11915                              12984
                                                                           11841                              12917
                                                                           11969                              13058
                                                                           12053                              13156
                                                                           12432                              13481
                                                                           12516                              13615
                                                                           12544                              13658
                                                                           12648                              13781
4/01                                                                       12420                              13631
                                                                           12559                              13778
                                                                           12649                              13870
                                                                           12849                              14076
                                                                           13122                              14308
                                                                           13046                              14260
                                                                           13223                              14429
                                                                           13049                              14308
                                                                           12866                              14173
                                                                           13101                              14418
                                                                           13225                              14592
                                                                           12935                              14306
4/02                                                                       13215                              14586
                                                                           13327                              14674
                                                                           13474                              14830
                                                                           13657                              15020
                                                                           13829                              15201
                                                                           14160                              15534
                                                                           13867                              15276
                                                                           13743                              15213
                                                                           14114                              15534
                                                                           14017                              15494
                                                                           14260                              15711
                                                                           14240                              15720
4/03                                                                       14363                              15824
                                                                           14765                              16195
                                                                           14655                              16126
                                                                           13980                              15562
                                                                           14118                              15678
                                                                           14541                              16139
                                                                           14446                              16057
                                                                           14620                              16225
                                                                           14775                              16359
                                                                           14877                              16453
                                                                           15113                              16701
                                                                           15082                              16642
4/04                                                                       14702                              16248
                                                                           14645                              16189
                                                                           14695                              16248
                                                                           14909                              16462
                                                                           15233                              16792
                                                                           15325                              16881
                                                                           15471                              17026
                                                                           15342                              16886
                                                                           15547                              17092
                                                                           15710                              17252
                                                                           15647                              17194
                                                                           15531                              17086
4/05                                                                       15806                              17355
                                                                           15944                              17478
                                                                           16050                              17587
                                                                           15986                              17507
                                                                           16164                              17684
                                                                           16044                              17565
                                                                           15951                              17458
                                                                           16055                              17542
                                                                           16195                              17693
                                                                           16236                              17740
                                                                           16350                              17860
                                                                           16259                              17736
4/06                                                                       16254                              17730

    --- TAX-FREE NATIONAL FUND                 --- LEHMAN BROTHERS MUNICIPAL BOND INDEX
        $9,550  starting value                     $10,000 starting value
        $16,254 ending value                       $17,730 ending value

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds with maturities greater than two years.


You cannot invest directly in an index.


The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

              INCEPTION      1        5      10       SINCE
                 DATE       YEAR    YEAR    YEAR    INCEPTION
------------------------------------------------------------------
National A#     6/2/1986    2.84%   5.53%   5.46%     6.36%
------------------------------------------------------------------
National A##    6/2/1986   -1.79%   4.56%   4.98%     6.12%
------------------------------------------------------------------
National B#   11/14/1994    2.09%   4.67%    NA*      NA*
------------------------------------------------------------------
National B##  11/14/1994   -2.82%   4.34%    NA*      NA*
------------------------------------------------------------------
National C#   11/14/1994    2.17%   4.74%   4.53%     5.29%
------------------------------------------------------------------
National C##  11/14/1994    1.19%   4.74%   4.53%     5.29%
------------------------------------------------------------------
National E#     6/2/1986    2.94%   5.68%   5.54%     6.40%
------------------------------------------------------------------
National E##    6/2/1986   -1.69%   4.72%   5.05%     6.16%
------------------------------------------------------------------
National H#   11/14/1994    2.08%   4.73%    NA*      NA*
------------------------------------------------------------------
National H##  11/14/1994   -1.85%   4.39%    NA*      NA*
------------------------------------------------------------------
National L#   11/14/1994    2.88%   5.47%   5.32%     6.07%
------------------------------------------------------------------
National L##  11/14/1994   -1.75%   4.50%   4.83%     5.65%
------------------------------------------------------------------
National M#   11/14/1994    2.08%   4.73%    NA*      NA*
------------------------------------------------------------------
National M##  11/14/1994   -1.85%   4.40%    NA*      NA*
------------------------------------------------------------------
National N#   11/14/1994    2.09%   4.72%   4.52%     5.28%
------------------------------------------------------------------
National N##  11/14/1994    1.10%   4.72%   4.52%     5.28%
------------------------------------------------------------------
National Y#    2/19/2002    3.00%    NA      NA       5.39%
------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period.
(2) The initial investment in Classes A, E and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, E, H, L, M, N and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Tax-Free National Fund Class A had a total return, before sales charges, of 1.90% versus the returns of 1.60% for the Lipper General Municipal Debt Funds Index and 1.56% for the Lehman Brothers Municipal Bond Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates several times in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. Despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. So far this year, investor confidence about prospects for the U.S. economy continues to grow. Overseas economies are also demonstrating greater strength, further contributing to an improvement in sentiment among U.S. businesses. Furthermore, many commodities reached historical highs and the price of oil again approached record levels. Thus, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose in March and April. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value.

As absolute yields have risen, demand for municipal securities has increased, whereas the supply of new municipal issuance declined. This technical imbalance of "greater demand vs. diminished issuance" has been the primary driver of municipal tax-exempt bonds' superior performance relative to taxable fixed income. Long maturity municipal bonds have represented steady value while shorter maturity municipal bonds have seen their value decrease in response to the Federal Reserve's rate increases. Since the end of last year, the issuance of high yield tax-exempt debt has been less than robust and thus the performance of this particular sector of the tax-exempt market has been especially strong.

--------------------------------------------------------------------------------

The Fund's performance is sensitive to changes in interest rates. As interest rates rose, the price of fixed rate bonds generally declined in response. Through most of the period we have allowed the Fund's duration to shorten, and thereby reduce the Fund's sensitivity to changes in interest rates. Overall, Fund performance has primarily been driven by two factors, curve positioning and security selection. Fund exposure to the long portion of the interest rate curve provided an incremental benefit as demand for this maturity has been especially strong. Fund holdings of longer maturity securities (25+ years) have performed well. However, these securities are also more susceptible to price volatility and when the market for fixed income product has produced negative performance (March 2006), these long maturity bonds have produced even greater under performance. National economic soundness has allowed credit fundamentals for lower quality credits to improve. Fund performance continues to benefit from an exposure to triple-B and double-B and single-B rated securities. The Fund has benefited from positive demographic trends in the "Education" and "Health Care" sectors as well as an orderly slowing of the housing market in the "Special Tax" sector. These sectors represent large exposures within the Fund. Our earlier purchases of bonds issued in these sectors have performed to expectation providing both incremental yield and, as the underlying credits have improved, positive total return. The Fund's exposure to the Commonwealth of Puerto Rico had been a hindrance on performance. We opted to reduce Fund exposure to this credit, until a long-term solution to the Commonwealth's financial crisis has been crafted. We are currently very cautious on high yield credits and believe better opportunities exist in higher rated investment grade credits.

WHAT IS THE OUTLOOK?

The market expected that the Fed Funds Target Rate would be hiked by another 0.25% at the end of March. The Fed did not disappoint and raised the rate to 4.75%, having raised rates 3.75% since June 2004. Statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent" which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hike were automatic regardless of the incoming data. Given recent economic data as of this discussion on April 30, 2006, the market expectation is almost certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. The economy appears to be expanding solidly, as demonstrated by the strength of the job sector and increases in consumer confidence. Business spending remains strong and firms continue to utilize their excess capacity. While the housing sales appears to be slowing, investors are split as to whether the housing market will experience a traditional boom and bust cycle, or will stabilize at a slower, more sustainable pace. The outcome, which will take some time to play out, has significant implications upon consumer spending in the future. For now, inflation expectations appear contained as core (without food and fuel) measures of inflation are well behaved and the Fed seems intent upon preventing any resurgence in inflation.

Thus far in 2006, municipal issuance is down approximately 25% compared to last year. The forward calendar of issuance is similarly diminished. We see no change in technical conditions and therefore expect municipal tax-exempt securities to outperform most other fixed income taxable alternatives. Credit fundamentals for most investment grade municipal bond issuers remain favorable. Driven by a robust economy, we expect current income, sales and property tax-receipts to provide a substantial buffer against a decline in national economic performance. Our outlook for high yield credit is more cautious. A cooling of the national economy, in particularly the housing market, could hold negative consequences for a number of credits in the municipal high yield arena. Currently, we believe the investor is not being fairly compensated in additional yield for the incremental risk assumed when purchasing lower rated high yield securities. We are especially cautious on lower quality credits with any link to housing construction, such as Special Tax debt. Going forward, we expect to be very selective in our purchases of lower quality debt. As such, we continue to prefer higher quality bonds that will likely outperform when supply returns.

DISTRIBUTION BY CREDIT QUALITY
as of April 30, 2006

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        13.7%
-------------------------------------------------------------------
AA                                                         11.5
-------------------------------------------------------------------
A                                                          11.8
-------------------------------------------------------------------
BBB                                                        36.9
-------------------------------------------------------------------
BB                                                          1.8
-------------------------------------------------------------------
B                                                           0.5
-------------------------------------------------------------------
NR                                                         23.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Airport Revenues                                            1.4%
-------------------------------------------------------------------
General Obligations                                        13.3
-------------------------------------------------------------------
Health Care/Services                                       14.4
-------------------------------------------------------------------
Higher Education (Univ., Dorms, etc.)                      14.4
-------------------------------------------------------------------
Housing (HFA's, etc.)                                       4.7
-------------------------------------------------------------------
Industrial                                                  2.1
-------------------------------------------------------------------
Land Development                                            3.3
-------------------------------------------------------------------
Miscellaneous                                              18.7
-------------------------------------------------------------------
Pollution Control                                           2.9
-------------------------------------------------------------------
Public Facilities                                           7.2
-------------------------------------------------------------------
Refunded with U.S. Gov't Securities                         1.2
-------------------------------------------------------------------
Transportation                                              1.8
-------------------------------------------------------------------
Utilities -- Combined                                       0.7
-------------------------------------------------------------------
Utilities -- Electric                                       3.3
-------------------------------------------------------------------
Utilities -- Water and Sewer                                4.4
-------------------------------------------------------------------
Short-Term Investments                                      4.7
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY STATE
as of April 30, 2006

                                                      PERCENTAGE OF
STATE                                                  NET ASSETS
-------------------------------------------------------------------
Alabama                                                     1.7%
-------------------------------------------------------------------
Alaska                                                      0.9
-------------------------------------------------------------------
Arizona                                                     4.7
-------------------------------------------------------------------
California                                                 14.8
-------------------------------------------------------------------
Colorado                                                    0.9
-------------------------------------------------------------------
Florida                                                     3.3
-------------------------------------------------------------------
Georgia                                                     4.5
-------------------------------------------------------------------
Idaho                                                       0.9
-------------------------------------------------------------------
Illinois                                                    6.1
-------------------------------------------------------------------
Kansas                                                      2.4
-------------------------------------------------------------------
Kentucky                                                    1.0
-------------------------------------------------------------------
Louisiana                                                   0.4
-------------------------------------------------------------------
Maryland                                                    1.0
-------------------------------------------------------------------
Massachusetts                                               1.8
-------------------------------------------------------------------
Michigan                                                    4.3
-------------------------------------------------------------------
Minnesota                                                   3.9
-------------------------------------------------------------------
Mississippi                                                 0.3
-------------------------------------------------------------------
Missouri                                                    0.5
-------------------------------------------------------------------
Nevada                                                      2.3
-------------------------------------------------------------------
New Hampshire                                               0.7
-------------------------------------------------------------------
New Jersey                                                  3.7
-------------------------------------------------------------------
New Mexico                                                  0.6
-------------------------------------------------------------------
New York                                                    6.4
-------------------------------------------------------------------
North Carolina                                              0.9
-------------------------------------------------------------------
Ohio                                                        1.6
-------------------------------------------------------------------
Other U.S. Territories                                      1.7
-------------------------------------------------------------------
Pennsylvania                                                5.3
-------------------------------------------------------------------
Rhode Island                                                5.7
-------------------------------------------------------------------
South Carolina                                              1.6
-------------------------------------------------------------------
Tennessee                                                   2.2
-------------------------------------------------------------------
Texas                                                       2.2
-------------------------------------------------------------------
Utah                                                        0.5
-------------------------------------------------------------------
Virginia                                                    2.7
-------------------------------------------------------------------
Washington                                                  0.6
-------------------------------------------------------------------
Wisconsin                                                   1.7
-------------------------------------------------------------------
Short-Term Investments                                      4.7
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Tax-Free New York Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE CURRENT INCOME EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAX.


PERFORMANCE OVERVIEW(2) 10/31/02 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS NEW YORK MUNICIPAL
                                                                 TAX-FREE NEW YORK FUND                    BOND INDEX
                                                                 ----------------------        ----------------------------------
10/31/02                                                                  9550                                10000
                                                                          9473                                 9945
                                                                          9733                                10161
                                                                          9661                                10138
                                                                          9832                                10275
                                                                          9850                                10285
4/03                                                                      9937                                10350
                                                                         10257                                10584
                                                                         10169                                10542
                                                                          9644                                10185
                                                                          9753                                10267
                                                                         10098                                10563
                                                                         10031                                10515
                                                                         10171                                10622
                                                                         10320                                10698
                                                                         10385                                10758
                                                                         10577                                10915
                                                                         10538                                10874
4/04                                                                     10225                                10627
                                                                         10165                                10588
                                                                         10197                                10621
                                                                         10351                                10761
                                                                         10589                                10970
                                                                         10672                                11029
                                                                         10785                                11121
                                                                         10667                                11028
                                                                         10822                                11155
                                                                         10937                                11252
                                                                         10893                                11220
                                                                         10819                                11147
4/05                                                                     10987                                11314
                                                                         11074                                11392
                                                                         11170                                11460
                                                                         11128                                11406
                                                                         11235                                11518
                                                                         11149                                11441
                                                                         11073                                11377
                                                                         11117                                11424
                                                                         11216                                11525
                                                                         11240                                11554
                                                                         11340                                11637
                                                                         11258                                11559
4/06                                                                     11250                                11554

    --- TAX-FREE NEW YORK FUND                --- LEHMAN BROTHERS NEW YORK MUNICIPAL
        $9,550  starting value                    BOND INDEX
        $11,250 ending value                      $10,000 starting value
                                                  $11,554 ending value

LEHMAN BROTHERS NEW YORK MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds issued by the State of New York with maturities greater than two years.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

              INCEPTION               SINCE
                 DATE      1 YEAR   INCEPTION
--------------------------------------------------
New York A#   10/31/2002    2.40%     4.80%
--------------------------------------------------
New York A##  10/31/2002   -2.21%     3.43%
--------------------------------------------------
New York B#   10/31/2002    1.63%     4.04%
--------------------------------------------------
New York B##  10/31/2002   -3.29%     3.26%
--------------------------------------------------
New York C#   10/31/2002    1.63%     4.04%
--------------------------------------------------
New York C##  10/31/2002    0.65%     4.04%
--------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Tax-Free New York Fund Class A had a total return, before sales charges, of 1.61% versus the returns of 1.60% for the Lipper New York Municipal Debt Funds Index and 1.56% for the Lehman Brothers New York Municipal Bond Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates several times in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. Despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. So far this year, investor confidence about prospects for the U.S. economy continues to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Furthermore, many commodities reached historical highs and the price of oil again approached record levels. Thus, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose in March and April. As a result, these rising rates caused most investment grade fixed-rate bonds to decline in value.

As absolute yields have risen, demand for municipal securities has increased, whereas the supply of new municipal issuance declined. This technical imbalance of "greater demand vs. diminished issuance" has been the primary driver of municipal tax-exempt bonds' superior performance relative to taxable fixed income. Long maturity municipal bonds have represented steady value while shorter maturity municipal bonds have seen their value decrease in response to the Federal Reserve's rate increases. Since the end of last year, the issuance of high yield tax-exempt debt has been less than robust and thus the performance of this particular sector of the tax-exempt market has been especially strong.

The Fund's performance is sensitive to changes in interest rates. As interest rates rose, the price of fixed rate bonds generally declined in response. The Fund's shorter duration allowed us to take advantage of the steepness of the tax-exempt yield curve by purchasing longer maturity securities, for incremental yield, and thereby increasing the Fund's duration. Overall, Fund performance has primarily been driven by two factors, curve positioning and security selection. Fund exposure to the steeper intermediate portion of the interest rate curve provided an incremental benefit as maturities shortened with time thereby "rolling down the

--------------------------------------------------------------------------------

curve" and providing positive performance. Additionally, Fund holdings of longer maturity securities (20+ years) have performed well. However, these securities are also more susceptible to price volatility and when the market for fixed income product has produced negative performance (March 2006), these long maturity bonds have produced even greater under performance. The economy within the State of New York continues to demonstrate strength. The State's economic soundness has allowed credit fundamentals for lower quality credits to improve. Fund performance continues to benefit from an exposure to triple-B and double-B rated securities. Additionally, the Fund has benefited from positive demographic trends in the "Education" sector. This sector represents a large exposure within the Fund. Our earlier purchases of bonds issued in this sector have performed to expectation providing both incremental yield and, as the underlying credits have improved, positive total return. The Fund's exposure to the Commonwealth of Puerto Rico had been a hindrance on performance. We opted to reduce Fund exposure to this credit, until a long-term solution to the Commonwealth's financial crisis has been crafted. We are currently very cautious on high yield credits and believe better opportunities exist in higher rated investment grade credits.

WHAT IS THE OUTLOOK?

The market expected that the Fed Funds Target Rate would be hiked by another 0.25% at the end of March. The Fed did not disappoint and raised the rate to 4.75%, having raised rates 3.75% since June 2004. Statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent" which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hike were automatic regardless of the incoming data. Given recent economic data as of this discussion on April 30, 2006, the market expectation is almost certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. The economy appears to be expanding solidly, as demonstrated by the strength of the job sector and increases in consumer confidence. Business spending remains strong and firms continue to utilize their excess capacity. While the housing sales appears to be slowing, investors are split as to whether the housing market will experience a traditional boom and bust cycle, or will stabilize at a slower, more sustainable pace. The outcome, which will take some time to play out, has significant implications upon consumer spending in the future. For now, inflation expectations appear contained as core (without food and fuel) measures of inflation are well behaved and the Fed seems intent upon preventing any resurgence in inflation.

Thus far in 2006, municipal issuance is down approximately 25% compared to last year. The forward calendar of issuance is similarly diminished. We see no change in technical conditions and therefore expect municipal tax-exempt securities to outperform most other fixed income taxable alternatives. Credit fundamentals for most investment grade municipal bond issuers remain favorable. Driven by a robust economy, we expect current income, sales and property tax-receipts to provide a substantial buffer against a decline in national economic performance. Our outlook for high yield credit is more cautious. A cooling of the national economy, in particularly the housing market, could hold negative consequences for a number of credits in the municipal high yield arena. Currently, we believe the investor is not being fairly compensated in additional yield for the incremental risk assumed when purchasing lower rated high yield securities. We are especially cautious on lower quality credits with any link to housing construction, such as Special Tax debt. Going forward, we expect to be very selective in our purchases of lower quality debt. As such, we continue to prefer higher quality bonds that will likely outperform when supply returns.

DISTRIBUTION BY CREDIT QUALITY
as of April 30, 2006

                                                      PERCENTAGE OF
                       RATING                           HOLDINGS
-------------------------------------------------------------------
AAA                                                        20.6%
-------------------------------------------------------------------
AA                                                         27.8
-------------------------------------------------------------------
A                                                          23.4
-------------------------------------------------------------------
BBB                                                        21.7
-------------------------------------------------------------------
BB                                                          2.1
-------------------------------------------------------------------
NR                                                          4.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Airport Revenues                                            2.4%
-------------------------------------------------------------------
General Obligations                                        18.7
-------------------------------------------------------------------
Health Care/Services                                        9.9
-------------------------------------------------------------------
Higher Education (Univ., Dorms, etc.)                      27.9
-------------------------------------------------------------------
Housing (HFA's, etc.)                                       5.5
-------------------------------------------------------------------
Industrial                                                  5.3
-------------------------------------------------------------------
Land Development                                            4.5
-------------------------------------------------------------------
Miscellaneous                                               7.5
-------------------------------------------------------------------
Pollution Control                                           3.0
-------------------------------------------------------------------
Public Facilities                                           3.4
-------------------------------------------------------------------
Transportation                                              3.0
-------------------------------------------------------------------
Utilities -- Electric                                       1.7
-------------------------------------------------------------------
Utilities -- Water and Sewer                                2.9
-------------------------------------------------------------------
Short-Term Investments                                      4.0
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Total Return Bond Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS A COMPETITIVE TOTAL RETURN, WITH INCOME AS A SECONDARY OBJECTIVE.


PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              LEHMAN BROTHERS U.S. AGGREGATE BOND
                                                                TOTAL RETURN BOND FUND                       INDEX
                                                                ----------------------        -----------------------------------
7/22/96                                                                  9550                                10000
                                                                         9569                                10037
                                                                         9563                                10020
                                                                         9751                                10194
                                                                         9959                                10421
                                                                        10167                                10599
                                                                        10097                                10500
                                                                        10153                                10533
                                                                        10187                                10559
                                                                        10054                                10442
4/97                                                                    10206                                10599
                                                                        10316                                10699
                                                                        10464                                10827
                                                                        10812                                11119
                                                                        10695                                11024
                                                                        10866                                11187
                                                                        10961                                11350
                                                                        11035                                11402
                                                                        11187                                11517
                                                                        11339                                11665
                                                                        11332                                11655
                                                                        11380                                11695
4/98                                                                    11420                                11756
                                                                        11533                                11867
                                                                        11618                                11968
                                                                        11618                                11993
                                                                        11693                                12189
                                                                        12007                                12474
                                                                        11871                                12408
                                                                        11995                                12479
                                                                        12026                                12516
                                                                        12121                                12605
                                                                        11816                                12384
                                                                        11876                                12452
4/99                                                                    11938                                12492
                                                                        11767                                12382
                                                                        11696                                12343
                                                                        11654                                12291
                                                                        11630                                12285
                                                                        11738                                12427
                                                                        11764                                12473
                                                                        11769                                12472
                                                                        11700                                12412
                                                                        11671                                12371
                                                                        11811                                12521
                                                                        11967                                12686
4/00                                                                    11948                                12649
                                                                        11941                                12643
                                                                        12212                                12906
                                                                        12293                                13023
                                                                        12433                                13212
                                                                        12504                                13296
                                                                        12538                                13383
                                                                        12733                                13603
                                                                        13017                                13856
                                                                        13302                                14082
                                                                        13380                                14204
                                                                        13398                                14275
4/01                                                                    13379                                14215
                                                                        13452                                14300
                                                                        13431                                14355
                                                                        13741                                14676
                                                                        13894                                14845
                                                                        13929                                15017
                                                                        14163                                15331
                                                                        14086                                15120
                                                                        14022                                15023
                                                                        14077                                15145
                                                                        14131                                15291
                                                                        13911                                15038
4/02                                                                    14179                                15329
                                                                        14328                                15459
                                                                        14305                                15592
                                                                        14336                                15781
                                                                        14611                                16048
                                                                        14747                                16308
                                                                        14800                                16233
                                                                        14959                                16228
                                                                        15324                                16564
                                                                        15451                                16579
                                                                        15686                                16807
                                                                        15707                                16795
4/03                                                                    15907                                16933
                                                                        16246                                17249
                                                                        16232                                17214
                                                                        15742                                16636
                                                                        15851                                16746
                                                                        16277                                17189
                                                                        16157                                17029
                                                                        16215                                17070
                                                                        16419                                17244
                                                                        16547                                17383
                                                                        16673                                17571
                                                                        16767                                17702
4/04                                                                    16360                                17242
                                                                        16301                                17173
                                                                        16366                                17270
                                                                        16482                                17441
                                                                        16767                                17774
                                                                        16847                                17822
                                                                        16981                                17971
                                                                        16922                                17828
                                                                        17065                                17992
                                                                        17145                                18105
                                                                        17080                                17998
                                                                        16965                                17906
4/05                                                                    17166                                18148
                                                                        17307                                18344
                                                                        17430                                18444
                                                                        17301                                18277
                                                                        17486                                18511
                                                                        17286                                18320
                                                                        17150                                18175
                                                                        17218                                18256
                                                                        17358                                18429
                                                                        17367                                18430
                                                                        17404                                18491
                                                                        17240                                18310
4/06                                                                    17223                                18277

    --- TOTAL RETURN BOND FUND             --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $9,550  starting value                 $10,000 starting value
        $17,223 ending value                   $18,277 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

                  INCEPTION                       SINCE
                    DATE      1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
Total Return A#   7/22/1996    0.33%   5.18%      6.22%
--------------------------------------------------------------
Total Return A##  7/22/1996   -4.18%   4.22%      5.72%
--------------------------------------------------------------
Total Return B#   7/22/1996   -0.42%   4.43%      NA*
--------------------------------------------------------------
Total Return B##  7/22/1996   -5.22%   4.09%      NA*
--------------------------------------------------------------
Total Return C#   7/22/1996   -0.43%   4.51%      5.49%
--------------------------------------------------------------
Total Return C##  7/22/1996   -1.39%   4.51%      5.49%
--------------------------------------------------------------
Total Return Y#   7/22/1996    0.80%   5.69%      6.71%
--------------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Total Return Fund Class A had a total return, before sales charges, of 0.43% versus the returns of 0.60% for the Lipper Intermediate Investment Debt Funds Average and 0.56% for the Lehman Brothers Aggregate Bond Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve raised short-term interest rates at each of its meetings in response to concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. Despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended the year only modestly higher than where they started. This relative stability was in part due to demand from foreign investors. The yield curve continued to flatten in this environment throughout 2005, inverting early in 2006. Economic data during the first quarter of 2006 was consistent with a robust global economy. The synchronized nature of this growth across the major global economies has not been seen for some time. Many commodities reached historical highs, and the price of oil again approached record highs. Therefore, in response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose later in the first quarter of 2006. As a result, rising rates caused most investment grade fixed-rate bonds to decline in value. However, the credit-sensitive sectors generally outperformed Treasuries of similar maturities, reflecting expectations for continued economic growth and growing capacity to service debt on a timely basis. U.S. High Yield and Emerging Market Debt were the strongest performing sectors for both the six-month period ended April 30, 2006 and for the first four months of 2006.

The Fund has been positioned defensively against an outlook of rising interest rates. This positioning was a major driver of benchmark relative return in recent months. Although rising rates detracted from the Fund's return on an absolute basis, the Fund's shorter-than-benchmark duration added to performance on a relative basis. The Fund's exposure to the yield curve favored a continued flattening and therefore the steeper conditions in the first quarter hurt performance marginally. The Fund benefited from its exposure to the out-of-index U.S. High Yield Bond and U.S. Dollar Emerging Markets Debt sectors. These traditionally risky sectors were the strongest performing bond groups of the six-month period. Since the Fund allocated away from Treasuries to invest in other sectors, the Fund's underweight to Treasuries was another contributor to relative performance. Overall, selection at the individual security level added modestly to performance. Security level underperformance in the Mortgage-Backed and

--------------------------------------------------------------------------------

Asset-Backed sectors was offset by strong selection within the investment grade corporate sector. During the period, the average credit quality of the portfolio was increased and exposure to investment grade corporates reduced due to concerns regarding "event risks," such as leveraged buyouts and recapitalizations.

WHAT IS THE OUTLOOK?

The market expected that the Fed Funds Target Rate would be hiked by another 0.25% at the end of March. The Fed did not disappoint and raised the rate to 4.75%, having raised rates 3.75% since June 2004. Statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent," which will likely lead to an increase in volatility as market participants try to anticipate the Fed's next move. As of this discussion on April 30, 2006, recent economic data has convinced the market of a 25 basis point increase in May with continuing tightening possible in the future. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006.

The economy appears to be expanding solidly, as demonstrated by the strength of the job sector and increases in consumer confidence. Business spending remains strong and firms continue to utilize their excess capacity. While housing sales appear to be slowing, investors are split as to whether the housing market will experience a traditional boom and bust cycle, or will stabilize at a slower, more sustainable pace. The outcome, which will take some time to play out, has significant implications for consumer spending in the future. The fundamental backdrop for corporate bonds remains positive, but event risk and fading international sponsorship will challenge the sector in the coming months. The Fund will remain defensive in investment grade corporate bonds until yields adequately reflect the sector's risks. Robust global economic strength suggests that more value exists in the high yield and emerging market sectors. The Fund will maintain exposure to these sectors absent a meaningful change in valuations or outlook.

DISTRIBUTION BY CREDIT QUALITY
as of April 30, 2006

                                                      PERCENTAGE OF
                       RATING                           HOLDINGS
-------------------------------------------------------------------
AAA                                                        69.9%
-------------------------------------------------------------------
AA                                                          1.1
-------------------------------------------------------------------
A                                                           8.8
-------------------------------------------------------------------
BBB                                                        13.4
-------------------------------------------------------------------
BB                                                          4.1
-------------------------------------------------------------------
B                                                           2.7
-------------------------------------------------------------------
NR                                                          0.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities               0.4
-------------------------------------------------------------------
Basic Materials                                             2.0
-------------------------------------------------------------------
Capital Goods                                               0.5
-------------------------------------------------------------------
Consumer Cyclical                                           3.2
-------------------------------------------------------------------
Consumer Staples                                            0.5
-------------------------------------------------------------------
Energy                                                      2.4
-------------------------------------------------------------------
Finance                                                    21.0
-------------------------------------------------------------------
Foreign Governments                                         5.2
-------------------------------------------------------------------
General Obligations                                         0.1
-------------------------------------------------------------------
Health Care                                                 0.8
-------------------------------------------------------------------
Services                                                    2.8
-------------------------------------------------------------------
Technology                                                  3.6
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
U.S. Government Agencies                                   30.8
-------------------------------------------------------------------
U.S. Government Securities                                 16.6
-------------------------------------------------------------------
Utilities                                                   3.1
-------------------------------------------------------------------
Short-Term Investments                                     37.8
-------------------------------------------------------------------
Other Assets & Liabilities                                -31.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford U.S. Government Securities Fund
(subadvised by Hartford Investment Management Company)

INVESTMENT OBJECTIVE -- SEEKS TO PROVIDE CURRENT INCOME WHILE MAINTAINING PRESERVATION OF CAPITAL CONSISTENT WITH PRUDENT INVESTMENT RISK.


PERFORMANCE OVERVIEW(1,3) 4/30/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                              U.S. GOVERNMENT SECURITIES FUND    LEHMAN BROTHERS U.S. GOV'T INDEX
                                                              -------------------------------    --------------------------------
4/30/96                                                                     9550                              10000
                                                                            9537                               9983
                                                                            9653                              10112
                                                                            9671                              10137
                                                                            9657                              10114
                                                                            9829                              10282
                                                                           10025                              10509
                                                                           10189                              10691
                                                                           10098                              10582
                                                                           10129                              10594
                                                                           10149                              10609
                                                                           10034                              10496
4/97                                                                       10179                              10648
                                                                           10269                              10740
                                                                           10381                              10860
                                                                           10645                              11168
                                                                           10558                              11058
                                                                           10715                              11224
                                                                           10862                              11418
                                                                           10891                              11477
                                                                           10992                              11597
                                                                           11141                              11770
                                                                           11120                              11738
                                                                           11158                              11772
4/98                                                                       11197                              11825
                                                                           11308                              11946
                                                                           11420                              12082
                                                                           11435                              12101
                                                                           11671                              12415
                                                                           11958                              12750
                                                                           11848                              12707
                                                                           11901                              12711
                                                                           11928                              12739
                                                                           11978                              12813
                                                                           11739                              12509
                                                                           11802                              12558
4/99                                                                       11827                              12586
                                                                           11714                              12476
                                                                           11663                              12450
                                                                           11613                              12432
                                                                           11588                              12432
                                                                           11733                              12533
                                                                           11749                              12553
                                                                           11753                              12536
                                                                           11691                              12455
                                                                           11643                              12472
                                                                           11769                              12650
                                                                           11910                              12872
4/00                                                                       11890                              12836
                                                                           11870                              12844
                                                                           12081                              13073
                                                                           12183                              13200
                                                                           12355                              13395
                                                                           12460                              13433
                                                                           12553                              13562
                                                                           12772                              13829
                                                                           13035                              14104
                                                                           13186                              14246
                                                                           13323                              14408
                                                                           13390                              14459
4/01                                                                       13312                              14311
                                                                           13363                              14358
                                                                           13381                              14424
                                                                           13682                              14771
                                                                           13826                              14954
                                                                           14069                              15214
                                                                           14307                              15607
                                                                           14100                              15257
                                                                           14011                              15124
                                                                           14086                              15222
                                                                           14256                              15363
                                                                           14064                              15029
4/02                                                                       14325                              15387
                                                                           14435                              15479
                                                                           14559                              15695
                                                                           14815                              16040
                                                                           15009                              16358
                                                                           15264                              16741
                                                                           15213                              16607
                                                                           15128                              16464
                                                                           15527                              16863
                                                                           15441                              16820
                                                                           15680                              17092
                                                                           15640                              17043
4/03                                                                       15733                              17122
                                                                           16045                              17567
                                                                           15898                              17475
                                                                           15208                              16752
                                                                           15262                              16846
                                                                           15699                              17336
                                                                           15527                              17089
                                                                           15565                              17109
                                                                           15665                              17260
                                                                           15765                              17403
                                                                           15933                              17611
                                                                           16053                              17767
4/04                                                                       15684                              17232
                                                                           15561                              17168
                                                                           15651                              17238
                                                                           15808                              17398
                                                                           16048                              17737
                                                                           16039                              17773
                                                                           16160                              17915
                                                                           16030                              17702
                                                                           16169                              17860
                                                                           16238                              17972
                                                                           16140                              17845
                                                                           16114                              17786
4/05                                                                       16327                              18071
                                                                           16458                              18281
                                                                           16522                              18384
                                                                           16358                              18162
                                                                           16570                              18430
                                                                           16418                              18212
                                                                           16288                              18083
                                                                           16320                              18165
                                                                           16457                              18334
                                                                           16450                              18302
                                                                           16494                              18331
                                                                           16338                              18166
4/06                                                                       16289                              18116

    --- U.S. GOVERNMENT SECURITIES FUND        --- LEHMAN BROTHERS U.S. GOV'T INDEX
        $9,550  starting value                     $10,000 starting value
        $16,289 ending value                       $18,116 ending value


LEHMAN BROTHERS U.S. GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of one year or more.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER


CHRISTOPHER HANLON, CFA
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

              INCEPTION                                  SINCE
                 DATE      1 YEAR   5 YEAR   10 YEAR   INCEPTION
--------------------------------------------------------------------
U.S. Gov A#    2/28/1973   -0.23%   4.12%     5.48%      7.45%
--------------------------------------------------------------------
U.S. Gov A##   2/28/1973   -4.72%   3.16%     5.00%      7.30%
--------------------------------------------------------------------
U.S. Gov B#   11/14/1994   -0.98%   3.30%     NA*        NA*
--------------------------------------------------------------------
U.S. Gov B##  11/14/1994   -5.75%   2.95%     NA*        NA*
--------------------------------------------------------------------
U.S. Gov C#   11/14/1994   -0.98%   3.30%     4.57%      5.04%
--------------------------------------------------------------------
U.S. Gov C##  11/14/1994   -1.93%   3.30%     4.57%      5.04%
--------------------------------------------------------------------
U.S. Gov E#    2/28/1973    0.10%   4.41%     5.63%      7.50%
--------------------------------------------------------------------
U.S. Gov E##   2/28/1973   -4.41%   3.46%     5.15%      7.35%
--------------------------------------------------------------------
U.S. Gov H#   11/14/1994   -0.88%   3.37%     NA*        NA*
--------------------------------------------------------------------
U.S. Gov H##  11/14/1994   -4.70%   3.02%     NA*        NA*
--------------------------------------------------------------------
U.S. Gov L#   11/14/1994   -0.15%   4.15%     5.37%      5.85%
--------------------------------------------------------------------
U.S. Gov L##  11/14/1994   -4.65%   3.19%     4.88%      5.42%
--------------------------------------------------------------------
U.S. Gov M#   11/14/1994   -0.99%   3.36%     NA*        NA*
--------------------------------------------------------------------
U.S. Gov M##  11/14/1994   -4.80%   3.02%     NA*        NA*
--------------------------------------------------------------------
U.S. Gov N#   11/14/1994   -0.99%   3.34%     4.59%      5.06%
--------------------------------------------------------------------
U.S. Gov N##  11/14/1994   -1.94%   3.34%     4.59%      5.06%
--------------------------------------------------------------------
U.S. Gov Y#    2/19/2002    0.53%    NA        NA        3.79%
--------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period.
(2) The initial investment in Classes A, E and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, E, H, L, M, N and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford U.S. Government Securities Fund Class A had a total return, before sales charges, of 0.01% versus the return of -0.38% for the Lipper General U.S. Government Funds Average and 0.18% for the Lehman Brothers U.S. Government Index.

WHY DID THE FUND PERFORM THIS WAY?

During 2005, the Federal Reserve (the Fed) raised short-term interest rates at each of its meetings in response to its concerns that monetary policy had been too accommodative and that strong growth in the U.S. and global economies would lead to higher inflation. Despite the period of uncertainty after Hurricanes Katrina and Rita, long-term bond yields remained relatively stable and ended 2005 only modestly higher than where they started. This relative stability was in part due to demand from domestic and foreign investors. The result was a flatter yield curve in which investors did not receive substantially higher rates in return for longer holding periods. Going into the first quarter of 2006, the curve actually became slightly inverted (short-term yields higher than long-term yields) as the Fed continued to raise the Fed Funds rate. So far this year, investor confidence about prospects for the U.S. economy continues to grow. Overseas economies are also demonstrating greater strength, contributing further to an improvement in sentiment among U.S. businesses. Furthermore, many commodities reached historical highs and the price of oil again approached record levels.

In response to the outlook for a strong economy and potentially higher inflation, long-term interest rates rose in March and April. As a result, these rising rates caused most fixed-rate bonds to decline in value. However, the credit-sensitive sectors generally outperformed Treasuries of similar maturities, reflecting expectations for continued economic growth and growing capacity to service debt on a timely basis. Accordingly, investors had a greater tolerance for risk and sought higher yields in the spread sectors.

--------------------------------------------------------------------------------

Despite recent accounting irregularities among the Governmentally Sponsored Entities (GSE's) and a lack of published financials, the Agency sector outperformed Treasuries for the quarter. With their high levels of risk and therefore even higher premiums, the Mortgage-Backed Securities (MBS) and Asset-Backed Securities (ABS) sectors outperformed both the Treasury and Agency sectors. In particular, MBS performed strongly in the first quarter of the year after lagging for most of the last half of 2005. In March, MBS gave back some of its gains as investors took profits.

One of the largest impacts upon the Fund's performance stemmed from its sensitivity to changes in interest rates. Generally, fixed rate bonds decline in value as interest rates rise, because the lower yielding bonds become less attractive when compared to bonds that pay higher rates. Purchasers would rather purchase the new higher yielding bonds, so sellers of the existing, lower yielding bonds must discount them to compensate for their lower interest rates. Although the rising rates detracted from the Fund's return on an absolute basis, the Fund was appropriately positioned with a duration lower than the benchmark through most of the six month period. However, due to the challenges and complexities of calculated the attribution of fixed income portfolios, our mathematical model shows duration to be the key detractor from performance for the period. Later in the six month period, most of the Fund's Treasury trades were focused upon managing duration and reducing curve flattening positions, especially in the 2 to 10 year part of yield curve. Overall, the Fund's short of benchmark duration and its barbell (greater exposure to short- and long-term securities, less to intermediates) maturity strategies were beneficial as the yield curve flattened during the first quarter and long-term interest rates rose in March and April. Trading was also active in the Agency and MBS sectors, as value opportunities were identified relative to Treasurys. Overall, issue selection was a positive contributor to relative performance, with the strongest and security selection occurring within the Agencies sector. The Fund's sector allocations were shown to be the largest contributor to relative performance, with most of those benefits being attributed to the overweight to the MBS sector.

WHAT IS THE OUTLOOK?

The market expected that the Fed Funds Target Rate would be hiked by another 0.25% at the end of March. The Fed did not disappoint and raised the rate to 4.75%, having raise rates 15 times for a total 3.75% since June 2004. Statements by Fed officials indicate that there is a general consensus that policy is at or very near neutral. Policy going forward is highly "data dependent" which will likely lead to some increase in market volatility as market participants try to anticipate the Fed's next move. At this point, policy is well beyond that stage where rate hikes were automatic regardless of the incoming data. Given recent economic data as of this discussion on April 30, 2006, the market expectation is almost certain that the Fed will raise rates again at its meeting in May, and could also raise rates during the summer. Subsequently, the Fed did, indeed, increase the Fed Funds rate to 5.00% on May 10, 2006. Due to this uncertainty, we will be monitoring the data and the short duration position very closely. Currently, the Fund is defensively positioned for higher rates, increased volatility, and a widening of MBS spreads (the difference between MBS and Treasury Yields). The Fund has modestly decreased its allocation to CMBS in favor of Treasuries, given that the sector's narrowing spreads since December indicate the CMBS has become more expensive on a relative basis.

DISTRIBUTION BY CREDIT QUALITY
as of April 30, 2006

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                       100.0%
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CATEGORY
as of April 30, 2006

                                                      PERCENTAGE OF
CATEGORY NAME                                          NET ASSETS
-------------------------------------------------------------------
Asset and Commercial Mortgage Backed Securities             6.0%
-------------------------------------------------------------------
Federal Home Loan Mortgage Corporation                     22.8
-------------------------------------------------------------------
Federal National Mortgage Association                      45.6
-------------------------------------------------------------------
Government National Mortgage Association                    2.8
-------------------------------------------------------------------
Other Direct Federal Obligations                            7.6
-------------------------------------------------------------------
U.S. Treasury Securities                                   14.5
-------------------------------------------------------------------
Short-Term Investments                                      8.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 -7.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Value Fund
(subadvised by Wellington Management Company, LLP)


INVESTMENT OBJECTIVE -- SEEKS LONG-TERM TOTAL RETURN.


PERFORMANCE OVERVIEW(2) 4/30/01 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                         VALUE FUND                  RUSSELL 1000 VALUE INDEX
                                                                         ----------                  ------------------------
4/30/01                                                                     9450                              10000
                                                                            9554                              10225
                                                                            9488                               9998
                                                                            9507                               9977
                                                                            9214                               9577
                                                                            8552                               8903
                                                                            8524                               8826
                                                                            9062                               9339
                                                                            9319                               9559
                                                                            9157                               9486
                                                                            9119                               9501
                                                                            9319                               9950
4/02                                                                        8891                               9609
                                                                            8920                               9657
                                                                            8388                               9103
                                                                            7694                               8256
                                                                            7552                               8319
                                                                            6716                               7394
                                                                            7210                               7942
                                                                            7609                               8442
                                                                            7160                               8076
                                                                            6912                               7881
                                                                            6806                               7670
                                                                            6854                               7683
4/03                                                                        7419                               8359
                                                                            7907                               8899
                                                                            7974                               9010
                                                                            8041                               9144
                                                                            8204                               9286
                                                                            8079                               9196
                                                                            8539                               9759
                                                                            8673                               9891
                                                                            9155                              10501
                                                                            9222                              10685
                                                                            9338                              10914
                                                                            9242                              10819
4/04                                                                        9087                              10554
                                                                            9222                              10662
                                                                            9396                              10914
                                                                            9049                              10760
                                                                            9107                              10913
                                                                            9213                              11082
                                                                            9367                              11267
                                                                            9724                              11836
                                                                           10057                              12233
                                                                            9883                              12016
                                                                           10280                              12414
                                                                           10057                              12243
4/05                                                                        9951                              12024
                                                                           10125                              12314
                                                                           10202                              12448
                                                                           10561                              12809
                                                                           10541                              12753
                                                                           10706                              12932
                                                                           10444                              12603
                                                                           10774                              13018
                                                                           10813                              13096
                                                                           11222                              13604
                                                                           11359                              13687
                                                                           11485                              13873
4/06                                                                       11768                              14225

    --- VALUE FUND                             --- RUSSELL 1000 VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $11,768 ending value                       $14,225 ending value

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 4/30/06)

           INCEPTION                       SINCE
             DATE      1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------
Value A#   4/30/2001   18.26%    4.48%     4.48%
-------------------------------------------------------
Value A##  4/30/2001   11.76%    3.31%     3.31%
-------------------------------------------------------
Value B#   4/30/2001   17.44%    3.72%     NA*
-------------------------------------------------------
Value B##  4/30/2001   12.44%    3.37%     NA*
-------------------------------------------------------
Value C#   4/30/2001   17.32%    3.72%     3.72%
-------------------------------------------------------
Value C##  4/30/2001   16.32%    3.72%     3.72%
-------------------------------------------------------
Value Y#   4/30/2001   18.86%    4.82%     4.82%
-------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
(2) Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Value Fund Class A, before sales charge, returned 12.67%, slightly trailing the Russell 1000 Value Index return of 12.87%, but outperforming the Lipper Large Cap Value peer group average return of 11.05%.

WHY DID THE FUND PERFORM THIS WAY?

Despite decelerating economic growth, concerns about rising inflation and interest rates, and stubbornly high oil prices, the equity markets posted positive returns during the period. Value-oriented stocks outperformed growth-oriented stocks by 5.8%, as measured by the Russell 1000 Value Index (12.9%) versus the Russell 1000 Growth Index (7.1%). The more cyclical sectors of the Russell 1000 Value Index posted positive gains, with Materials, Industrials and Financials leading the way. Another major factor affecting the markets was the continued market cap bias toward smaller cap stocks. The large cap S&P 500 Index returned 9.6%, compared to the S&P 400 MidCap Index's return of 15.3%.

The Fund benefited from positive stock selection and allocation within Energy, Industrials, Telecommunications Services, Consumer Staples and Financials. The top three contributors, on a benchmark relative basis, were Caterpillar (Industrials) and Energy stocks Cameco and Global SantaFe. As of the end of the period, all three stocks were held in the Fund, although we took profits.

The Fund's slight underperformance relative to the benchmark during this period was primarily due to unfavorable stock selection and allocation within Health Care, Materials, Utilities, Information Technology and Consumer Discretionary. The three largest detractors, on relative basis, were Wellpoint Health (Health
Care), Dow Chemical (Materials) and PepsiCo (Consumer Staples). We reduced our positions in all three names at the end of the period. The HMO industry has delivered strong performance over the last five years driven primarily by strong fundamentals. Wellpoint Health's shares declined due to the recent sell-off of the entire industry due to concerns that medical costs may not decelerate as the market expects. Dow Chemical and PepsiCo continued to post good profit results, however they were unable to offset the headwinds of high energy and raw materials costs.

WHAT IS THE OUTLOOK?

During the next twelve months, global GDP growth likely will remain in the 3-4% range, with the US economy decelerating to slightly below 3%. Bearing in mind that flat yield curves have presaged every US recession since 1954, we expect an eventual downshift in business activity as a result of the credit tightening.

Another striking capital market feature is the increasing appetite for risk among investors and the declining trend in market volatility. We were impressed by the ease with which the Texas Pacific Group was able to raise $14 billion for a private equity

--------------------------------------------------------------------------------

buyout fund in recent weeks, suggesting capital markets continue to enjoy more than sufficient liquidity. We suspect the expansionary mode of global capital markets has provided a degree of offset to the synchronized central bank tightening occurring the in US, Europe, and now Japan.

In this environment, we continue to find opportunities in several areas, particularly those dependent on capital spending. Corporate balance sheets are flush with liquidity, and the ratio of capital spending to cash flow is well below average. We added exposure to cyclical companies that we expect will benefit from continued economic expansion, but whose stocks sell at relatively attractive valuations. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Industrials, Consumer Staples, Health Care, Utilities, Telecommunications Services and Materials and underweight Financials, Consumer Discretionary, Information Technology, and Energy.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
                      INDUSTRY                         NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.5%
-------------------------------------------------------------------
Capital Goods                                               7.3
-------------------------------------------------------------------
Consumer Cyclical                                           3.8
-------------------------------------------------------------------
Consumer Staples                                            4.4
-------------------------------------------------------------------
Energy                                                     10.1
-------------------------------------------------------------------
Finance                                                    30.3
-------------------------------------------------------------------
Health Care                                                 8.3
-------------------------------------------------------------------
Services                                                    4.0
-------------------------------------------------------------------
Technology                                                 12.2
-------------------------------------------------------------------
Transportation                                              3.9
-------------------------------------------------------------------
Utilities                                                   5.8
-------------------------------------------------------------------
Short-Term Investments                                      3.3
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The Hartford Value Opportunities Fund
(subadvised by Wellington Management Company, LLP)

INVESTMENT OBJECTIVE -- SEEKS SHORT- AND LONG-TERM
CAPITAL APPRECIATION.


PERFORMANCE OVERVIEW(1,3) 4/30/96 - 4/30/06
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                VALUE OPPORTUNITIES FUND    RUSSELL 3000 VALUE INDEX    RUSSELL 1000 VALUE INDEX
                                                ------------------------    ------------------------    ------------------------
4/30/96                                                    9450                       10000                       10000
                                                           9617                       10137                       10125
                                                           9626                       10133                       10133
                                                           9133                        9734                        9750
                                                           9468                       10027                       10029
                                                           9934                       10412                       10428
                                                           9970                       10785                       10831
                                                          10551                       11547                       11616
                                                          10558                       11452                       11468
                                                          10919                       11968                       12024
                                                          11054                       12137                       12201
                                                          10648                       11712                       11762
4/97                                                      11036                       12172                       12256
                                                          11676                       12880                       12941
                                                          11965                       13443                       13496
                                                          12623                       14410                       14512
                                                          12181                       13968                       13995
                                                          12758                       14820                       14840
                                                          12397                       14407                       14426
                                                          12938                       14996                       15064
                                                          13177                       15441                       15503
                                                          13257                       15217                       15284
                                                          14029                       16231                       16313
                                                          14590                       17191                       17311
4/98                                                      14630                       17303                       17426
                                                          14300                       17013                       17168
                                                          14470                       17201                       17388
                                                          13949                       16804                       17081
                                                          11875                       14292                       14539
                                                          12336                       15112                       15374
                                                          13097                       16222                       16564
                                                          13849                       16952                       17336
                                                          14282                       17526                       17926
                                                          14482                       17623                       18069
                                                          14093                       17302                       17814
                                                          14459                       17623                       18183
4/99                                                      15458                       19267                       19881
                                                          15103                       19111                       19663
                                                          15702                       19676                       20234
                                                          15214                       19107                       19641
                                                          14737                       18400                       18912
                                                          14126                       17777                       18251
                                                          14748                       18700                       19302
                                                          14759                       18570                       19151
                                                          15544                       18691                       19243
                                                          14923                       18090                       18616
                                                          14077                       16911                       17233
                                                          16224                       18824                       19335
4/00                                                      16343                       18627                       19110
                                                          16558                       18790                       19312
                                                          15532                       18026                       18429
                                                          15854                       18277                       18660
                                                          17059                       19281                       19698
                                                          16618                       19438                       19879
                                                          17906                       19881                       20367
                                                          17279                       19164                       19611
                                                          18473                       20194                       20593
                                                          19352                       20303                       20673
                                                          18774                       19775                       20098
                                                          17803                       19102                       19387
4/01                                                      19142                       20035                       20338
                                                          19155                       20490                       20795
                                                          18984                       20125                       20334
                                                          18446                       20053                       20291
                                                          17449                       19300                       19478
                                                          15494                       17887                       18107
                                                          15731                       17775                       17951
                                                          16893                       18825                       18995
                                                          17735                       19319                       19442
                                                          17216                       19199                       19292
                                                          17089                       19237                       19323
                                                          17651                       20186                       20238
4/02                                                      16500                       19601                       19544
                                                          16106                       19638                       19642
                                                          14618                       18565                       18514
                                                          13354                       16763                       16793
                                                          13565                       16876                       16920
                                                          11936                       15046                       15038
                                                          13003                       16096                       16152
                                                          14042                       17129                       17170
                                                          13200                       16386                       16424
                                                          12877                       15984                       16027
                                                          12483                       15551                       15599
                                                          12469                       15586                       15625
4/03                                                      13930                       16965                       17001
                                                          15011                       18105                       18098
                                                          15180                       18337                       18324
                                                          15376                       18656                       18597
                                                          16036                       18978                       18887
                                                          16036                       18790                       18703
                                                          17061                       19969                       19847
                                                          17623                       20278                       20116
                                                          18592                       21488                       21356
                                                          19196                       21894                       21732
                                                          19561                       22359                       22198
                                                          19238                       22203                       22003
4/04                                                      18760                       21612                       21466
                                                          18929                       21835                       21685
                                                          19462                       22398                       22197
                                                          18788                       22022                       21884
                                                          18845                       22327                       22196
                                                          19210                       22717                       22540
                                                          19743                       23092                       22914
                                                          20825                       24334                       24073
                                                          21920                       25128                       24879
                                                          21274                       24637                       24437
                                                          22004                       25425                       25247
                                                          21667                       25062                       24901
4/05                                                      20895                       24542                       24455
                                                          21779                       25207                       25043
                                                          22229                       25553                       25318
                                                          22875                       26355                       26050
                                                          22804                       26197                       25937
                                                          22552                       26528                       26301
                                                          21850                       25855                       25633
                                                          23087                       26722                       26476
                                                          23565                       26850                       26634
                                                          24478                       27996                       27668
                                                          24536                       28151                       27837
                                                          24797                       28620                       28214
4/06                                                      25506                       29287                       28931

    --- VALUE OPPORTUNITIES      --- RUSSELL 3000 VALUE       -- RUSSELL 1000 VALUE INDEX
        FUND                         INDEX                        $10,000 starting value
        $9,450  starting value       $10,000 starting value       $28,931 ending value
        $25,506 ending value         $29,287 ending value

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

THE RUSSELL 1000 VALUE INDEX is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
PORTFOLIO MANAGERS

JAMES H. AVERILL
Senior Vice President, Partner


DAVID R. FASSNACHT, CFA
Senior Vice President, Partner


JAMES N. MORDY
Senior Vice President, Partner


DAVID W. PALMER, CFA
Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/06)

               INCEPTION                                 SINCE
                 DATE      1 YEAR   5 YEAR   10 YEAR   INCEPTION
---------------------------------------------------------------------
Value Opp A#    1/2/1996   22.07%   5.91%    10.43%     10.84%
---------------------------------------------------------------------
Value Opp A##   1/2/1996   15.36%   4.72%     9.81%     10.24%
---------------------------------------------------------------------
Value Opp B#    1/2/1996   21.30%   5.16%     NA*        NA*
---------------------------------------------------------------------
Value Opp B##   1/2/1996   16.30%   4.83%     NA*        NA*
---------------------------------------------------------------------
Value Opp C#    1/2/1996   21.21%   5.14%     9.62%     10.03%
---------------------------------------------------------------------
Value Opp C##   1/2/1996   20.21%   5.14%     9.62%     10.03%
---------------------------------------------------------------------
Value Opp H#    1/2/1996   21.41%   5.19%     NA*        NA*
---------------------------------------------------------------------
Value Opp H##   1/2/1996   17.41%   4.86%     NA*        NA*
---------------------------------------------------------------------
Value Opp L#    1/2/1996   22.37%   5.96%    10.46%     10.87%
---------------------------------------------------------------------
Value Opp L##   1/2/1996   16.55%   4.93%     9.92%     10.35%
---------------------------------------------------------------------
Value Opp M#    1/2/1996   21.44%   5.18%     NA*        NA*
---------------------------------------------------------------------
Value Opp M##   1/2/1996   17.44%   4.85%     NA*        NA*
---------------------------------------------------------------------
Value Opp N#    1/2/1996   21.41%   5.19%     9.65%     10.06%
---------------------------------------------------------------------
Value Opp N##   1/2/1996   20.41%   5.19%     9.65%     10.06%
---------------------------------------------------------------------
Value Opp Y#   2/19/2002   22.55%    NA        NA       10.84%
---------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Classes A, B and C were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Classes A, B and C shares expenses were applied during that period.
(2) The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B, C, H, M and N reflect CDSC.
(3) Growth of a $10,000 investment in Classes B, C, H, L, M, N and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2006, The Hartford Value Opportunities Fund Class A, before sales charge, returned 16.74%. The Fund outperformed the Russell 3000 Value Index return of 13.28% and the Lipper Multi Cap Value peer average return of 11.99%.

WHY DID THE FUND PERFORM THIS WAY?

The equity markets posted strong positive returns for the six-month period, with the S&P 500 returning 9.6%. Investors shrugged off higher energy and basic material prices, huge budget and trade deficits, higher short-term interest rates, and escalating tensions in Iraq and Iran. During the period, value stocks outperformed growth stocks by 5.8%, as measured by the Russell 1000 Growth and Russell 1000 Value indices, and small and mid-cap stocks continued to trounce larger caps, as measured by the Russell 2000, S&P 400 Midcap and S&P 500 indices, respectively. All ten broad sectors of the Russell 3000 Value Index posted positive returns, with Materials and Industrials stocks responding particularly enthusiastically to supply and demand imbalances. Reflecting an increasing investor appetite for risk, "safe" stocks such as Utilities and Consumer Staples posted weaker returns.

Stock selection continued to be the primary driver of the Fund's outperformance, especially in the Information Technology, Energy, and Consumer Discretionary sectors. At the margin, the Fund's overweights in Materials and Industrials, and underweights in Utilities and Consumer Staples were additive to relative performance. Our top contributors to relative performance were disk drive

--------------------------------------------------------------------------------

maker SeaGate Technology, which is experiencing good product demand, US Airways, whose shares continued to benefit from the company's improving cost structure, and Alcoa, a Materials stock that benefited from the strength of their alumina and primary metals divisions. All three stocks were held in the Fund at the end of the period, although we took profits and trimmed SeaGate Technology.

The Fund suffered a few stock disappointments during the period. The three largest detractors to relative performance were YRC Worldwide, a trucking company suffering merger related indigestion, and auto-parts manufacturers Lear and TRW Automotive, which were hurt by weak sales at the "Big Three" automakers. We held onto all three stocks at period end, but reduced the YRC position.

WHAT IS THE OUTLOOK?
Overall, our 2006 best case for the stock market is for modest growth in earnings and stable multiples resulting in single digit type returns. We expect U.S. consumer spending growth to slow noticeably during 2006 as elevated energy costs and rising interest rates continue to crimp discretionary spending, particularly in the bottom half of the household income spectrum. On the corporate side, we expect capital spending growth to continue at a healthy clip, reflecting strong corporate profits and balance sheets, rising capacity utilization rates, continued industrialization of China and India, and the need to continue rebuilding infrastructure in the U.S. There are clearly a number of material risks that exist, including the continued under-pricing of risk globally, the massive U.S. current account deficit, potential terrorist attacks, an armed conflict with Iran, an avian-flu outbreak or a rapid deceleration in Chinese GDP growth, just to name a few. We continue to watch these risks closely, but to date it's "steady as she goes."

While finding truly cheap stocks is more challenging than several years ago due to the compression of valuation spreads, we do see a number of good values available in the market. As of the end of the period, the Fund was overweight Consumer Discretionary, Information Technology, Industrials, Materials and Health Care, relative to the benchmark. Underweights were in Financials, Consumer Staples, Utilities, Energy and Telecommunications, which seem expensive relative to their growth prospects.

DIVERSIFICATION BY INDUSTRY
as of April 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.8%
-------------------------------------------------------------------
Capital Goods                                               5.1
-------------------------------------------------------------------
Consumer Cyclical                                           8.7
-------------------------------------------------------------------
Energy                                                     10.2
-------------------------------------------------------------------
Finance                                                    26.5
-------------------------------------------------------------------
Health Care                                                 9.2
-------------------------------------------------------------------
Services                                                    7.1
-------------------------------------------------------------------
Technology                                                 19.0
-------------------------------------------------------------------
Transportation                                              3.1
-------------------------------------------------------------------
Utilities                                                   0.3
-------------------------------------------------------------------
Short-Term Investments                                      6.1
-------------------------------------------------------------------
Other Assets & Liabilities                                 -4.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 THE HARTFORD ADVISERS FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 65.4%
            BASIC MATERIALS -- 2.5%
     422    Dow Chemical Co. .................................  $   17,137
     189    DuPont (E.I.) de Nemours & Co. ...................       8,353
     180    Mittal Steel Co. H................................       6,763
     246    Newmont Mining C..................................      14,357
                                                                ----------
                                                                    46,610
                                                                ----------
            CAPITAL GOODS -- 1.8%
     158    American Standard Cos., Inc. .....................       6,891
      96    Boeing Co. .......................................       7,978
      76    Deere & Co. ......................................       6,662
     161    Goodrich Corp. ...................................       7,147
     112    Ingersoll-Rand Co. Class A........................       4,900
                                                                ----------
                                                                    33,578
                                                                ----------
            CONSUMER CYCLICAL -- 5.1%
      80    Altria Group, Inc. ...............................       5,860
     170    Best Buy Co., Inc. ...............................       9,644
     330    D.R. Horton, Inc. ................................       9,904
     632    Dollar General Corp. .............................      11,031
     256    Federated Department Stores, Inc. ................      19,961
     783    Gap, Inc. ........................................      14,168
     176    Home Depot, Inc. .................................       7,036
     236    Newell Rubbermaid, Inc. ..........................       6,479
     131    Toyota Motor Corp. D..............................       7,635
                                                                ----------
                                                                    91,718
                                                                ----------
            CONSUMER STAPLES -- 3.1%
     108    Clorox Co. .......................................       6,951
     192    Coca-Cola Co. ....................................       8,069
     169    PepsiCo, Inc. ....................................       9,860
     333    Procter & Gamble Co. .............................      19,407
     175    Unilever N.V. NY Shares...........................      12,620
                                                                ----------
                                                                    56,907
                                                                ----------
            ENERGY -- 4.8%
     183    ConocoPhillips....................................      12,236
     170    EnCana Corp. .....................................       8,509
     626    Exxon Mobil Corp. ................................      39,488
      17    Hugoton Royalty Trust.............................         473
     685    Williams Cos., Inc. ..............................      15,024
     283    XTO Energy, Inc. .................................      11,968
                                                                ----------
                                                                    87,698
                                                                ----------
            FINANCE -- 13.3%
     366    American International Group, Inc. ...............      23,854
     581    Bank of America Corp. ............................      29,022
     729    Citigroup, Inc. ..................................      36,390
     487    Countrywide Financial Corp. ......................      19,781
     272    E*Trade Financial Corp. B.........................       6,767
     271    Federal Home Loan Mortgage Corp. .................      16,517
      57    Goldman Sachs Group, Inc. ........................       9,105
       1    Mitsubishi UFJ Financial Group, Inc. D............       5,769
     163    Muenchener Rueckversicherungs-Gesellschaft AG D...      23,037
     257    St. Paul Travelers Cos., Inc. ....................      11,330
     187    State Street Corp. ...............................      12,208

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
      95    Takefuji Corp. D..................................  $    6,140
     200    UBS AG............................................      23,372
     817    UniCredito Italiano S.p.A. D......................       6,151
     123    UnitedHealth Group, Inc. .........................       6,103
     144    Wellpoint, Inc. B.................................      10,203
                                                                ----------
                                                                   245,749
                                                                ----------
            HEALTH CARE -- 9.1%
     437    Abbott Laboratories...............................      18,669
     331    Amgen, Inc. B.....................................      22,422
     158    AstraZeneca plc ADR...............................       8,705
   1,076    Boston Scientific Corp. B.........................      24,997
     270    Bristol-Myers Squibb Co. .........................       6,863
     222    Cardinal Health, Inc. ............................      14,918
     352    Elan Corp. plc ADR BH.............................       5,175
     432    Lilly (Eli) & Co. ................................      22,872
     303    Sanofi-Aventis S.A. ADR H.........................      14,253
     645    Schering-Plough Corp. ............................      12,469
     358    Shionogi & Co., Ltd. DQ...........................       6,036
     234    Wyeth.............................................      11,408
                                                                ----------
                                                                   168,787
                                                                ----------
            SERVICES -- 6.3%
     390    Accenture Ltd. Class A............................      11,346
     142    Autodesk, Inc. B..................................       5,965
     210    Clear Channel Communications, Inc. ...............       5,997
     317    Comcast Corp. Class A BH..........................       9,811
     687    News Corp. Class A................................      11,792
   2,268    Sun Microsystems, Inc. B..........................      11,342
     108    United Parcel Service, Inc. Class B...............       8,772
     437    Viacom, Inc. Class B B............................      17,388
     622    Walt Disney Co. ..................................      17,400
     844    XM Satellite Radio Holdings, Inc. Class A BH......      17,057
                                                                ----------
                                                                   116,870
                                                                ----------
            TECHNOLOGY -- 17.6%
     242    American Tower Corp. Class A B....................       8,269
     920    AT&T, Inc. .......................................      24,121
   1,024    Cisco Systems, Inc. B.............................      21,459
   1,646    EMC Corp. B.......................................      22,237
   1,092    Flextronics International Ltd. B..................      12,403
   1,674    General Electric Co. .............................      57,914
      32    Google, Inc. B....................................      13,416
     390    Lexmark International, Inc. ADR B.................      19,007
     132    Lockheed Martin Corp. ............................      10,003
     463    Medtronic, Inc. ..................................      23,226
      70    Mercury Interactive Corp. B.......................       2,524
   1,105    Microsoft Corp. ..................................      26,688
     692    Nokia Oyj ADR.....................................      15,675
     706    Oracle Corp. B....................................      10,299
      17    Samsung Electronics Co., Ltd. D...................      11,899
     354    Sharp Corp. D.....................................       6,195
     128    Sony Corp. D......................................       6,269
     909    Sprint Nextel Corp. ..............................      22,538

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     611    Taiwan Semiconductor Manufacturing Co., Ltd.
              ADR.............................................  $    6,405
     187    Tyco International Ltd. ..........................       4,933
                                                                ----------
                                                                   325,480
                                                                ----------
            TRANSPORTATION -- 0.3%
     387    Southwest Airlines Co. ...........................       6,274
                                                                ----------
            UTILITIES -- 1.5%
      79    Dominion Resources, Inc. H........................       5,900
      83    E.On AG BD........................................      10,126
     201    Exelon Corp. .....................................      10,843
                                                                ----------
                                                                    26,869
                                                                ----------
            Total common stock
              (cost $1,119,205)...............................  $1,206,540
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 MUNICIPAL BONDS -- 0.2%
            GENERAL OBLIGATIONS -- 0.2%
$  2,000    Oregon School Boards Association,
              4.76%, Taxable Pension 06/30/2028...............  $    1,744
   2,050    State of Illinois,
              5.10%, Taxable Pension 06/01/2033...............       1,841
                                                                ----------
            Total municipal bonds
              (cost $4,027)...................................  $    3,585
                                                                ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 5.1%
            FINANCE -- 5.1%
   1,380    Banc of America Commercial Mortgage, Inc.,
              5.35%, 09/10/2047 K.............................  $    1,333
   1,755    Bear Stearns Commercial Mortgage Securities, Inc.,
              5.16%, 10/12/2042 K.............................       1,693
     730    Bear Stearns Commercial Mortgage Securities, Inc.,
              5.47%, 04/12/2038...............................         722
     655    Centex Home Equity,
              4.72%, 10/25/2031...............................         642
  10,000    Citibank Credit Card Issuance Trust,
              5.65%, 06/16/2008...............................      10,009
   2,750    Citigroup/Deutsche Bank Commercial Mortgage,
              5.23%, 09/15/2020...............................       2,668
   2,750    Commercial Mortgage Pass-Through Certificates,
              5.12%, 06/10/2044...............................       2,630
  10,000    Connecticut RRB Special Purpose Trust CL&P,
              6.21%, 12/30/2011...............................      10,286
   2,730    Credit Suisse Mortgage Capital Certificates,
              5.61%, 12/15/2015...............................       2,695
   3,000    Goldman Sachs Mortgage Securities Corp.,
              4.75%, 07/10/2039...............................       2,801

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
$  2,750    Greenwich Capital Commercial Funding Corp.,
              5.21%, 09/10/2015...............................  $    2,650
   1,895    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.18%, 12/15/2044 K.............................       1,832
   3,050    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.48%, 12/12/2044...............................       2,993
  10,000    MBNA Credit Card Master Note Trust,
              4.95%, 06/15/2009...............................       9,993
   2,750    Merrill Lynch Mortgage Trust,
              5.05%, 07/12/2038...............................       2,618
   2,875    Morgan Stanley Dean Witter Capital I,
              5.23%, 09/15/2042...............................       2,772
  10,000    Peco Energy Transition Trust,
              6.13%, 03/01/2009...............................      10,132
  10,000    PSE&G Transition Funding LLC,
              6.61%, 06/15/2015...............................      10,591
   2,616    Residential Accredit Loans, Inc.,
              5.26%, 02/25/2035...............................       2,577
   2,575    Susquehanna Auto Lease Trust,
              5.21%, 03/16/2009 M.............................       2,567
   3,000    Wachovia Bank Commercial Mortgage Trust,
              5.12%, 07/15/2042 H.............................       2,866
   1,959    Wells Fargo Mortgage Backed Securities Trust,
              4.53%, 04/25/2035 K.............................       1,906
   2,190    Wells Fargo Mortgage Backed Securities Trust,
              4.55%, 03/25/2035 K.............................       2,135
   3,073    Wells Fargo Mortgage Backed Securities Trust,
              5.55%, 04/25/2036 K.............................       3,082
                                                                ----------
            Total asset & commercial mortgage backed
              securities
              (cost $95,909)..................................  $   94,193
                                                                ----------
CORPORATE BONDS: INVESTMENT GRADE -- 11.9%
            BASIC MATERIALS -- 0.5%
   4,000    Alcan, Inc.,
              6.45%, 03/15/2011 H.............................  $    4,131
   5,000    Alcoa, Inc.,
              7.375%, 08/01/2010..............................       5,342
                                                                ----------
                                                                     9,473
                                                                ----------
            CAPITAL GOODS -- 0.1%
   2,000    Rockwell Automation, Inc.,
              6.70%, 01/15/2028...............................       2,128
                                                                ----------
            CONSUMER CYCLICAL -- 0.9%
   1,900    DaimlerChrysler NA Holdings Corp.,
              5.875%, 03/15/2011..............................       1,892
   1,975    DaimlerChrysler NA Holdings Corp.,
              6.50%, 11/15/2013...............................       2,006
     250    Sysco Corp.,
              6.50%, 08/01/2028...............................         261

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD ADVISERS FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
$  4,000    Target Corp.,
              5.875%, 11/01/2008..............................  $    4,060
   6,000    Wal-Mart Stores, Inc.,
              6.875%, 08/10/2009..............................       6,269
                                                                ----------
                                                                    14,488
                                                                ----------
            CONSUMER STAPLES -- 1.6%
   2,000    Archer Daniels Midland Co.,
              8.125%, 06/01/2012..............................       2,250
   4,000    Coca-Cola Enterprises, Inc.,
              5.75%, 11/01/2008...............................       4,039
   2,000    Colgate-Palmolive Co.,
              5.58%, 11/06/2008...............................       2,021
   4,906    ConAgra Foods, Inc.,
              6.70%, 08/01/2027...............................       5,129
   2,025    Diageo Capital plc,
              4.375%, 05/03/2010..............................       1,938
     500    Pepsi Bottling Group, Inc.,
              7.00%, 03/01/2029...............................         548
   3,000    PepsiAmericas, Inc.,
              6.375%, 05/01/2009..............................       3,078
   7,000    Procter & Gamble Co.,
              9.36%, 01/01/2021...............................       8,686
   2,300    Weyerhaeuser Co.,
              7.375%, 03/15/2032..............................       2,402
                                                                ----------
                                                                    30,091
                                                                ----------
            ENERGY -- 0.6%
   7,000    Atlantic Richfield Co.,
              5.90%, 04/15/2009...............................       7,124
   4,000    National Fuel Gas Co.,
              6.00%, 03/01/2009...............................       4,046
     500    Texaco Capital, Inc.,
              8.625%, 06/30/2010..............................         560
                                                                ----------
                                                                    11,730
                                                                ----------
            FINANCE -- 5.7%
   3,675    Ace INA Holdings, Inc.,
              5.875%, 06/15/2014..............................       3,620
   2,100    Ambac Financial Group, Inc.,
              5.95%, 12/05/2035...............................       1,965
     250    American General Finance Corp.,
              6.625%, 02/15/2029..............................         258
   4,000    AXA Financial, Inc.,
              7.00%, 04/01/2028...............................       4,285
   1,475    Bank of America Corp.,
              5.875%, 02/15/2009..............................       1,495
   3,000    Bank of America Corp.,
              7.40%, 01/15/2011...............................       3,226
   1,010    BB&T Corp.,
              4.90%, 06/30/2017...............................         929
   3,700    Berkshire Hathaway Finance Corp.,
              4.85%, 01/15/2015...............................       3,470
   1,875    Brandywine Operating Partners,
              6.00%, 04/01/2016...............................       1,834

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
$    500    BSCH Issuance Ltd.,
              7.625%, 11/03/2009..............................  $      537
     750    Citigroup, Inc.,
              3.625%, 02/09/2009..............................         717
   1,600    Citigroup, Inc.,
              6.00%, 10/31/2033...............................       1,534
     500    Citigroup, Inc.,
              6.50%, 01/18/2011...............................         520
   1,980    Credit Suisse First Boston USA, Inc.,
              4.875%, 01/15/2015..............................       1,843
   1,500    Developers Divers Realty,
              5.375%, 10/15/2012..............................       1,452
   3,350    EOP Operating L.P.,
              4.75%, 03/15/2014...............................       3,073
   2,725    ERAC USA Finance Co.,
              7.35%, 06/15/2008 M.............................       2,822
     885    Everest Re Holdings,
              5.40%, 10/15/2014...............................         839
  10,000    Financing Corp.,
              9.80%, 04/06/2018...............................      13,729
     545    First Union National Bank,
              5.80%, 12/01/2008...............................         552
   2,600    HSBC Bank USA, Inc.,
              3.875%, 09/15/2009..............................       2,474
   2,200    International Lease Finance Corp.,
              5.00%, 09/15/2012...............................       2,105
   2,000    Jackson National Life Insurance Co.,
              8.15%, 03/15/2027 M.............................       2,332
   1,655    John Deere Capital Corp.,
              4.875%, 10/15/2010..............................       1,612
   6,045    JP Morgan Chase & Co.,
              5.125%, 09/15/2014..............................       5,750
     250    KeyCorp Capital II,
              6.875%, 03/17/2029..............................         255
   1,550    Kimco Realty Corp.,
              5.78%, 03/15/2016...............................       1,518
   2,335    Liberty Mutual Group,
              5.75%, 03/15/2014 M.............................       2,213
   1,000    MBIA, Inc.,
              7.00%, 12/15/2025...............................       1,036
   3,650    Metlife, Inc.,
              6.375%, 06/15/2034..............................       3,635
     250    National City Corp.,
              6.875%, 05/15/2019..............................         269
   3,100    New England Mutual Life Insurance Co.,
              7.875%, 02/15/2024 M............................       3,608
   2,000    Prudential Funding LLC,
              6.75%, 09/15/2023 M.............................       2,083
     500    Prudential Insurance Co. of America,
              6.375%, 07/23/2006 M............................         501
     500    Reliastar Financial Corp.,
              8.00%, 10/30/2006...............................         506
     250    Republic New York Capital I,
              7.75%, 11/15/2026...............................         261
     200    State Street Corp.,
              7.65%, 06/15/2010...............................         215

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
$  3,000    Torchmark Corp.,
              8.25%, 08/15/2009...............................  $    3,217
   2,000    Toyota Motor Credit Corp.,
              5.50%, 12/15/2008...............................       2,008
   4,000    UnitedHealth Group, Inc.,
              5.00%, 08/15/2014...............................       3,787
   3,100    US Bank NA,
              4.95%, 10/30/2014...............................       2,920
   1,005    Wachovia Capital Trust I,
              5.80%, 08/26/2049...............................         985
   3,000    Wachovia Corp.,
              5.625%, 12/15/2008..............................       3,021
   1,740    WellPoint, Inc.,
              5.00%, 01/15/2011...............................       1,695
   4,000    Wells Fargo Bank NA,
              6.45%, 02/01/2011...............................       4,148
     580    Willis Group North America,
              5.63%, 07/15/2015...............................         555
   4,165    XL Capital Europe plc,
              6.50%, 01/15/2012...............................       4,263
                                                                ----------
                                                                   105,672
                                                                ----------
            HEALTH CARE -- 0.6%
   4,000    Becton, Dickinson & Co.,
              6.70%, 08/01/2028...............................       4,204
     685    CVS Corp.,
              4.875%, 09/15/2014..............................         636
   1,600    Pharmacia Corp.,
              6.60%, 12/01/2028...............................       1,708
   4,000    Wyeth,
              6.95%, 03/15/2011...............................       4,218
                                                                ----------
                                                                    10,766
                                                                ----------
            SERVICES -- 0.6%
   3,000    Cox Communications, Inc.,
              5.45%, 12/15/2014...............................       2,840
   4,000    FedEx Corp.,
              3.50%, 04/01/2009...............................       3,799
   2,100    News America, Inc.,
              6.40%, 12/15/2035 M.............................       1,985
   3,040    Viacom, Inc.,
              6.875%, 04/30/2036 M............................       2,996
                                                                ----------
                                                                    11,620
                                                                ----------
            TECHNOLOGY -- 1.1%
   4,000    Comcast Cable Communications, Inc.,
              6.875%, 06/15/2009..............................       4,144
     500    Comcast Cable Communications, Inc.,
              8.50%, 05/01/2027...............................         585
   1,800    Deutsche Telekom International Finance B.V.,
              8.75%, 06/15/2030...............................       2,137
   7,725    General Electric Co.,
              5.00%, 02/01/2013...............................       7,469
   3,100    Telecom Italia Capital,
              5.25%, 10/01/2015...............................       2,865

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
$    250    Telecomunicaciones de Puerto Rico, Inc.,
              6.65%, 05/15/2006...............................  $      250
   2,600    Verizon Communications,
              5.55%, 02/15/2016...............................       2,481
     250    Verizon Global Funding Corp.,
              7.25%, 12/01/2010...............................         265
     250    Verizon Global Funding Corp.,
              7.75%, 12/01/2030...............................         276
                                                                ----------
                                                                    20,472
                                                                ----------
            UTILITIES -- 0.2%
     500    Alabama Power Co.,
              7.125%, 10/01/2007..............................         512
   1,500    Midamerican Energy Holdings,
              6.125%, 04/01/2036 M............................       1,431
   1,150    Northern Border Pipeline Co.,
              7.75%, 09/01/2009...............................       1,224
     250    TransCanada Pipelines Ltd.,
              6.49%, 01/21/2009...............................         256
                                                                ----------
                                                                     3,423
                                                                ----------
            Total corporate bonds: investment grade
              (cost $218,037).................................  $  219,863
                                                                ----------
U.S. GOVERNMENT SECURITIES -- 13.7%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.8%
   3,676    Financing Corp. Strip,
              4.40%, 2013Z....................................  $    2,442
  13,500    Tennessee Valley Authority,
              4.375%, 06/15/2015..............................      12,542
                                                                ----------
                                                                    14,984
                                                                ----------
            U.S. TREASURY SECURITIES -- 12.9%
  26,600    2.625% 2009 H.....................................      25,005
  24,725    3.50% 2010 H......................................      23,534
  82,475    3.875% 2007 -- 2010 H.............................      80,686
  12,975    4.125% 2015 H.....................................      12,109
  17,075    4.25% 2010 -- 2015 H..............................      16,369
  32,200    4.375% 2010 H.....................................      31,479
  15,000    4.50% 2036 H......................................      13,480
  31,075    6.25% 2023 H......................................      34,343
                                                                ----------
                                                                   237,005
                                                                ----------
            Total U.S. government securities
              (cost $259,746).................................  $  251,989
                                                                ----------
U.S. GOVERNMENT AGENCIES -- 1.3%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.2%
   3,683    2.50% 2013........................................  $    3,563
                                                                ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
     120    4.50% 2036 Q......................................         110
     495    6.50% 2036 Q......................................         503
                                                                ----------
                                                                       613
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.6%
   4,014    6.00% 2023 -- 2034................................       4,032
   2,808    6.50% 2026 -- 2035................................       2,892

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD ADVISERS FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION --
            (CONTINUED)
$  3,124    7.00% 2026 -- 2036................................  $    3,242
     582    8.00% 2029 -- 2031................................         624
      44    9.00% 2023........................................          48
                                                                ----------
                                                                    10,838
                                                                ----------
            OTHER GOVERNMENT AGENCIES -- 0.5%
  14,050    Resolution Funding Corp. Strip,
              4.25%, 4-15-2014 ZH.............................       9,328
                                                                ----------
            Total U.S. government agencies
              (cost $24,792)..................................  $   24,342
                                                                ----------
SHORT-TERM INVESTMENTS -- 17.2%
            REPURCHASE AGREEMENTS -- 1.5%
   4,595    Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $    4,595
   3,041    Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       3,041
   4,659    Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................       4,659
   1,877    JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       1,877
   4,206    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................       4,206
     690    UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................         690
   7,506    UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................       7,506
                                                                ----------
                                                                    26,574
                                                                ----------
PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 14.9%
$275,719    BNY Institutional Cash Reserve Fund...............  $  275,719
                                                                ----------
            U.S. GOVERNMENT AGENCIES -- 0.8%
  14,200    Federal Home Loan Mortgage Corp.,
              4.69%, 05/02/2006 Z.............................      14,198
                                                                ----------
            Total short-term investments
              (cost $316,491).................................  $  316,491
                                                                ----------
            Total investments in securities
              (cost $2,038,207) O.............................  $2,117,003
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.86% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $89,257, which represents 4.84% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $2,056,208 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 94,972
      Unrealized depreciation........................   (34,177)
                                                       --------
      Net unrealized appreciation....................  $ 60,795
                                                       ========

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $22,538, which represents 1.22% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  Q The cost of securities purchased on a when-issued and delayed delivery basis at April 30, 2006 was $832.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Japanese Yen                                    Buy              $598            $597           05/02/2006               $1
Japanese Yen                                    Buy               219             219           05/08/2006               --
                                                                                                                         --
                                                                                                                         $1
                                                                                                                         ==

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 AFFILIATED INVESTMENT COMPANIES -- 99.4%
            EQUITY FUNDS -- 99.4%
    460     Hartford Capital Appreciation Fund, Class Y.......  $ 18,930
  2,239     Hartford Disciplined Equity Fund, Class Y.........    29,240
    167     Hartford Dividend and Growth Fund, Class Y........     3,428
    418     Hartford Global Leaders Fund, Class Y.............     8,549
    707     Hartford Growth Fund, Class Y B...................    13,781
    222     Hartford Growth Opportunities Fund, Class Y.......     6,863
    568     Hartford International Capital Appreciation Fund,
              Class Y.........................................     8,634
    314     Hartford International Opportunities Fund, Class
              Y...............................................     5,178
    759     Hartford International Small Company Fund, Class
              Y...............................................    12,238
    233     Hartford MidCap Value Fund, Class Y...............     3,415
    291     Hartford Select MidCap Growth Fund, Class Y.......     3,403
    424     Hartford Small Company Fund, Class Y B............    10,295
    630     Hartford SmallCap Growth Fund, Class Y B..........    20,703
  1,155     Hartford Value Fund, Class Y......................    13,910
    779     Hartford Value Opportunities Fund, Class Y........    13,855
                                                                --------
            Total equity funds
              (cost $152,901).................................  $172,422
                                                                --------
            Total investments in affiliated
              investment companies
              (cost $152,901) O...............................  $172,422
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $152,907 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $19,515
      Unrealized depreciation.........................       --
                                                        -------
      Net unrealized appreciation.....................  $19,515
                                                        =======

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD BALANCED ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 AFFILIATED INVESTMENT COMPANIES -- 99.3%
            EQUITY FUNDS -- 59.5%
  1,486     Hartford Capital Appreciation Fund, Class Y.......  $ 61,129
  2,339     Hartford Disciplined Equity Fund, Class Y.........    30,548
    891     Hartford Dividend and Growth Fund, Class Y........    18,249
  1,188     Hartford Global Leaders Fund, Class Y.............    24,296
    624     Hartford Growth Fund, Class Y B...................    12,164
    588     Hartford Growth Opportunities Fund, Class Y.......    18,155
  2,031     Hartford International Capital Appreciation Fund,
              Class Y.........................................    30,856
    752     Hartford International Opportunities Fund, Class
              Y...............................................    12,409
    774     Hartford International Small Company Fund, Class
              Y...............................................    12,479
    831     Hartford MidCap Value Fund, Class Y...............    12,214
  1,025     Hartford Select MidCap Growth Fund, Class Y.......    11,987
  1,508     Hartford Small Company Fund, Class Y B............    36,618
    735     Hartford SmallCap Growth Fund, Class Y B..........    24,158
    579     Hartford Stock Fund, Class Y......................    12,241
  1,011     Hartford Value Fund, Class Y......................    12,174
  2,069     Hartford Value Opportunities Fund, Class Y........    36,781
                                                                --------
            Total equity funds
              (cost $319,430).................................  $366,458
                                                                --------
            FIXED INCOME FUNDS -- 37.8%
  3,611     Hartford Floating Rate Fund, Class Y..............    36,620
  1,555     Hartford High Yield Fund, Class Y.................    12,222
  1,806     Hartford Income Fund, Class Y.....................    18,328

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FIXED INCOME FUNDS -- (CONTINUED)
  5,943     Hartford Inflation Plus Fund, Class Y.............  $ 61,337
  3,733     Hartford Short Duration Fund, Class Y.............    36,620
  6,400     Hartford Total Return Bond Fund, Class Y..........    67,265
                                                                --------
            Total fixed income funds
              (cost $238,245).................................  $232,392
                                                                --------
            MONEY MARKET FUND -- 2.0%
 12,172     Hartford Money Market Fund, Class Y...............    12,172
                                                                --------
            Total money market fund
              (cost $12,169)..................................  $ 12,172
                                                                --------
            Total investments in affiliated
              investment companies
              (cost $569,844) O...............................  $611,022
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $569,844 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $47,134
      Unrealized depreciation.........................   (5,956)
                                                        -------
      Net unrealized appreciation.....................  $41,178
                                                        =======

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD CAPITAL APPRECIATION FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
 COMMON STOCK -- 94.2%
            BASIC MATERIALS -- 8.6%
  44,666    Aluminum Corp. of China Ltd. D....................  $    43,894
     751    Arch Coal, Inc. H.................................       71,337
   1,998    BHP Billiton Ltd. ADR H...........................       91,033
   4,202    Cameco Corp. H....................................      170,795
   2,257    Companhia Vale do Rio Doce ADR H..................      116,268
   4,127    Dow Chemical Co. .................................      167,577
   1,583    Inco Ltd. H.......................................       89,369
     981    Newmont Mining Corp. H............................       57,275
     515    Peabody Energy Corp. .............................       32,894
   1,736    Rio Tinto plc D H.................................       95,721
   1,695    Tek Cominco Ltd. Class B..........................      116,824
     929    United States Steel Corp. ........................       63,630
                                                                -----------
                                                                  1,116,617
                                                                -----------
            CAPITAL GOODS -- 6.8%
   1,353    3M Co. ...........................................      115,578
   2,300    Boeing Co. .......................................      191,935
   1,796    Caterpillar, Inc. ................................      136,014
   2,704    Ingersoll-Rand Co. Class A........................      118,313
   1,681    ITT Industries, Inc. .............................       94,494
     616    Joy Global, Inc. H................................       40,472
     852    National Oilwell Varco, Inc. B....................       58,735
   8,483    Xerox Corp. B.....................................      119,100
                                                                -----------
                                                                    874,641
                                                                -----------
            CONSUMER CYCLICAL -- 4.2%
   2,625    eBay, Inc. B......................................       90,330
   2,721    Federated Department Stores, Inc. ................      211,807
   1,388    Lotte Shopping Co. GDR B..........................       28,509
   3,661    Toyota Motor Corp. D..............................      213,866
                                                                -----------
                                                                    544,512
                                                                -----------
            CONSUMER STAPLES -- 1.9%
   3,755    Bunge Ltd. H......................................      200,308
     862    Procter & Gamble Co. .............................       50,182
                                                                -----------
                                                                    250,490
                                                                -----------
            ENERGY -- 8.3%
   1,468    Canadian Natural Resources........................       88,374
   2,238    ConocoPhillips....................................      149,709
   1,693    Halliburton Co. ..................................      132,292
     289    Hugoton Royalty Trust.............................        8,001
   1,592    Nabors Industries Ltd. BH.........................       59,415
     900    Occidental Petroleum Corp. .......................       92,466
   1,337    Schlumberger Ltd. ................................       92,426
     965    Valero Energy Corp. ..............................       62,487
   3,577    Weatherford International Ltd. BH Z...............      189,304
   4,855    XTO Energy, Inc. .................................      205,625
                                                                -----------
                                                                  1,080,099
                                                                -----------
            FINANCE -- 20.2%
   4,287    ACE Ltd. .........................................      238,117
   7,517    Akbank T.A.S D....................................       62,659
   2,900    American International Group, Inc. ...............      189,225
   1,583    Assurant, Inc. H..................................       76,229
   1,665    Bank of America Corp. ............................       83,127

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
            FINANCE -- (CONTINUED)
   3,004    Capital One Financial Corp. ......................  $   260,275
   3,130    Citigroup, Inc. ..................................      156,353
   3,482    Countrywide Financial Corp. ......................      141,590
   1,368    European Capital Ltd. D V.........................       15,911
   1,296    Federal Home Loan Mortgage Corp. .................       79,128
   2,069    Genworth Financial, Inc. .........................       68,675
     852    Goldman Sachs Group, Inc. ........................      136,631
     500    Host Hotels & Resorts, Inc. H.....................       10,510
   8,845    ICICI Bank Ltd. B M...............................      113,480
   1,043    Muenchener Rueckversicherungs-Gesellschaft
              AG DH...........................................      147,744
   1,192    Reliance Capital D B..............................          676
   7,213    Reliance Communication D B M......................       47,267
   2,996    Reliance Energy D B...............................        2,835
   3,355    Reliance Zero D B M...............................       74,848
   3,500    Shinsei Bank Ltd. D...............................       24,449
     561    UBS AG H..........................................       65,506
   1,956    Uniao de Bancos Brasileiros S.A. GDR..............      155,224
   5,000    UniCredito Italiano S.p.A. D......................       37,661
   1,196    UnitedHealth Group, Inc. .........................       59,469
   3,577    Washington Mutual, Inc. H.........................      161,180
   2,677    Wellpoint, Inc. B.................................      190,053
                                                                -----------
                                                                  2,598,822
                                                                -----------
            HEALTH CARE -- 7.7%
   1,738    Abbott Laboratories...............................       74,282
   2,043    Amgen, Inc. B.....................................      138,331
   2,975    AstraZeneca plc ADR...............................      164,023
   8,588    Boston Scientific Corp. B.........................      199,579
   3,307    Lilly (Eli) & Co. ................................      175,017
   2,985    Teva Pharmaceutical Industries Ltd. ADR H.........      120,888
   2,666    Wyeth.............................................      129,745
                                                                -----------
                                                                  1,001,865
                                                                -----------
            SERVICES -- 9.0%
   2,883    Clear Channel Communications, Inc. ...............       82,238
     736    Fluor Corp. ......................................       68,335
      25    Harvey Weinstein Master L.P. D V..................       25,200
   3,306    Hilton Hotels Corp. H.............................       89,050
   7,085    News Corp. Class A................................      121,575
     201    Opap S.A. D.......................................        7,406
     394    Opap S.A. B D.....................................       14,488
   2,518    Starwood Hotels & Resorts H.......................      144,500
   6,000    Sun Microsystems, Inc. B..........................       30,000
     891    United Parcel Service, Inc. Class B...............       72,250
   2,362    US Airways Group, Inc. BV.........................      102,170
   9,345    Walt Disney Co. ..................................      261,297
  10,277    WPP Group plc D...................................      126,431
   1,044    XM Satellite Radio Holdings, Inc. Class A BH......       21,108
                                                                -----------
                                                                  1,166,048
                                                                -----------
            TECHNOLOGY -- 24.7%
   1,271    Adobe Systems, Inc. B.............................       49,827
   3,404    America Movil S.A. de C.V. ADR....................      125,634
   9,943    AT&T, Inc. .......................................      260,609
   5,000    Cisco Systems, Inc. B.............................      104,750

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD CAPITAL APPRECIATION FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
8v11,735    Citigroup Global Certificate -- Bharti
              Televentures D B M..............................  $   105,378
   1,509    Cognex Corp. .....................................       40,220
   5,584    Corning, Inc. B...................................      154,286
  10,820    EMC Corp. B.......................................      146,180
   9,514    General Electric Co. .............................      329,079
     227    Google, Inc. B....................................       94,872
   2,800    Hewlett-Packard Co. ..............................       90,916
   9,673    Hon Hai Precision Industry Co., Ltd. D............       65,352
   1,040    International Business Machines Corp. ............       85,601
   4,553    Juniper Networks, Inc. B..........................       84,143
   3,331    Lockheed Martin Corp. H...........................      252,830
   3,493    Medtronic, Inc. H.................................      175,069
   2,957    MEMC Electronic Materials, Inc. B.................      120,062
   1,375    Mercury Interactive Corp. BH......................       49,500
   5,477    Microsoft Corp. ..................................      132,277
   2,250    Mobile Telesystems OJSC ADR B.....................       73,495
   3,806    Motorola, Inc. ...................................       81,250
   8,969    Oracle Corp. BH...................................      130,858
     353    Samsung Electronics Co., Ltd. D...................      240,847
     559    SanDisk Corp. BZ..................................       35,687
   5,000    Sprint Nextel Corp. ..............................      124,000
   2,697    Turkcell Iletisim Hizmet ADR......................       45,980
                                                                -----------
                                                                  3,198,702
                                                                -----------
            TRANSPORTATION -- 2.4%
   1,400    ACE Aviation Holdings, Inc. B.....................       38,684
  67,533    Air China Ltd. B D................................       28,078
     559    Carnival Corp. H..................................       26,154
   3,680    Royal Caribbean Cruises Ltd. H....................      153,791
   7,080    Ryanair Holdings D B M............................       59,759
                                                                -----------
                                                                    306,466
                                                                -----------
            UTILITIES -- 0.4%
     987    Exelon Corp. H....................................       53,298
                                                                -----------
            Total common stock
              (cost $10,140,927)..............................  $12,191,560
                                                                -----------
PREFERRED STOCKS -- 0.1%
            TECHNOLOGY -- 0.1%
      22    Goldman Sachs Group B.............................  $     8,832
   6,325    SensAble Technologies, Inc. D V...................           --
                                                                -----------
            Total preferred stocks
              (cost $11,611)..................................  $     8,832
                                                                -----------
CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            FINANCE -- 0.2%
  23,500    UBS Luxembourg S.A.,
              6.23%, 02/01/2015...............................  $    23,432
                                                                -----------
            Total corporate bonds: investment grade
              (cost $23,960)..................................  $    23,432
                                                                -----------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
SHORT-TERM INVESTMENTS -- 13.1%
            REPURCHASE AGREEMENTS -- 6.6%
 148,375    Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $   148,375
  98,220    Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       98,220
 150,465    Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................      150,465
  60,604    JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       60,604
 135,836    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................      135,836
  22,272    UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................       22,272
 242,415    UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................      242,415
                                                                -----------
                                                                    858,187
                                                                -----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY LENDING --6.5%
 832,244    BNY Institutional Cash Reserve Fund...............      832,244
     100    Evergreen Institutional Money Market Fund.........          100
   6,383    Lehman Brothers Repurchase Agreement..............        6,383
                                                                -----------
                                                                    838,727
                                                                -----------
            Total short-term investments
              (cost $1,696,914)...............................  $ 1,696,914
                                                                -----------
            Total investments in securities
              (cost $11,873,412) O............................  $13,920,738
                                                                ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 23.51% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $1,440,470, which represents 11.13% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $11,873,863 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $2,194,082
      Unrealized depreciation.......................    (147,207)
                                                      ----------
      Net unrealized appreciation...................  $2,046,875
                                                      ==========

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                 COST
      ACQUIRED          SHARES/PAR         SECURITY          BASIS
      --------          ----------         --------         -------
      10/2005-04/2006     1,368      European Capital
                                     Ltd. -- Reg D          $17,260
      10/2005                25      Harvey Weinstein
                                     Master L.P. -- Reg D    25,200
      04/2000             6,325      SensAble
                                     Technologies, Inc. --
                                     Reg D                    4,000
      05/2005-10/2005     2,362      US Airways Group,
                                     Inc. -- Reg D           38,201
                                                            -------
                                                            $84,661
                                                            =======

     The aggregate value of these securities at April 30, 2006 was $143,281, which represents 1.11% of total net assets.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $432,076, which represents 3.34% of total net assets.
  Z At April 30, 2006, securities valued at $224,991 were designated to cover open call options written as follows (see Note 2 to accompanying Notes to Financial Statements):

                                         EXERCISE   EXPIRATION  MARKET    PREMIUMS
      ISSUER                 CONTRACTS    PRICE        DATE     VALUE U   RECEIVED
      ------                 ---------   --------   ----------  -------   --------
      Sandisk Corp.              2         $75            July  $  (525)  $  (619)
                                                          2006
      Weatherford
        International Ltd.       3         $50          August   (2,004)     (715)
                                                          2006
                                                                -------   -------
      Total Value                                               $(2,529)  $(1,334)
                                                                =======   =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Hong Kong Dollar                               Sell             $4,920          $4,919          05/02/2006              $(1)
                                                                                                                        ===

DIVERSIFICATION BY COUNTRY
As of April 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
Australia                                               0.7%
---------------------------------------------------------------
Brazil                                                  2.1
---------------------------------------------------------------
Canada                                                  3.9
---------------------------------------------------------------
China                                                   0.6
---------------------------------------------------------------
Germany                                                 1.3
---------------------------------------------------------------
Greece                                                  0.2
---------------------------------------------------------------
India                                                   1.8
---------------------------------------------------------------
Ireland                                                 0.5
---------------------------------------------------------------
Israel                                                  0.9
---------------------------------------------------------------
Italy                                                   0.3
---------------------------------------------------------------
Japan                                                   1.8
---------------------------------------------------------------
Luxembourg                                              1.0
---------------------------------------------------------------

---------------------------------------------------------------
                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
Mexico                                                  1.0
---------------------------------------------------------------
Russia                                                  0.6
---------------------------------------------------------------
South Korea                                             2.1
---------------------------------------------------------------
Switzerland                                             0.5
---------------------------------------------------------------
Taiwan                                                  0.5
---------------------------------------------------------------
Turkey                                                  0.8
---------------------------------------------------------------
United Kingdom                                          3.0
---------------------------------------------------------------
United States                                          70.9
---------------------------------------------------------------
Short Term Investments                                 13.1
---------------------------------------------------------------
Other Assets & Liabilities                             -7.6
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD CAPITAL APPRECIATION II FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 93.2%
            BASIC MATERIALS -- 11.1%
     77     Alcoa, Inc. ......................................  $  2,588
      6     Alliant Techsystems, Inc. B.......................       472
    284     Aluminum Corp. of China Ltd. D....................       280
      2     Arch Coal, Inc. ..................................       182
     --     Areva D...........................................       307
      8     BHP Billiton Ltd. ADR.............................       371
    227     Breakwater Resources Ltd. B.......................       290
     78     Cameco Corp. .....................................     3,160
      4     Century Aluminum Co. B............................       181
     19     Chemtura Corp. ...................................       233
     37     Companhia Vale do Rio Doce ADR....................     1,890
      8     Cytec Industries, Inc. ...........................       472
     19     Dow Chemical Co. .................................       786
      9     DuPont (E.I.) de Nemours & Co. ...................       410
      1     Engelhard Corp. ..................................        36
      6     First Quantum Minerals Ltd. ......................       304
     --     Freeport-McMoRan Copper & Gold, Inc. Class B......        21
     18     Inco Ltd. ........................................       993
      3     International Uranium Corp. B.....................        17
     34     Ivanhoe Mines Ltd. B..............................       328
     40     Jarden Corp. B....................................     1,365
      5     Kinross Gold Corp. B..............................        62
     13     Lundin Mining Corp. B D...........................       415
     22     Michelin (C.G.D.E.) Class B D.....................     1,573
      6     Newmont Mining Corp. .............................       331
    170     Oxiana Ltd. D.....................................       444
     38     Paladin Resources Ltd. B D........................       131
      4     Peabody Energy Corp. .............................       234
      3     Phelps Dodge Corp. ...............................       288
      7     Rio Tinto plc D...................................       405
      4     Schnitzer Steel Industries, Inc. .................       158
      3     Silver Standard Resources, Inc. B.................        58
     19     Smurfit-Stone Container Corp. B...................       250
      5     Tek Cominco Ltd. Class B..........................       372
     10     Temple-Inland, Inc. ..............................       460
      4     UEX Corp. B.......................................        17
      4     United States Steel Corp. ........................       260
    161     Urasia Energy Ltd. B..............................       469
     35     Vedanta Resources plc D...........................     1,008
      2     Wacker Chemie AG M................................       329
     26     Xstrata plc D.....................................       949
      2     Yamana Gold, Inc. B...............................        24
    217     Zinifex Ltd. D....................................     1,713
                                                                --------
                                                                  24,636
                                                                --------
            CAPITAL GOODS -- 4.6%
      5     3M Co. ...........................................       410
      7     Black & Decker Corp. .............................       646
     25     Boeing Co. .......................................     2,078
      8     Bucyrus International, Inc. ......................       437
      2     Caterpillar, Inc. ................................       173
     31     Goodrich Corp. ...................................     1,375
      5     ITT Industries, Inc. .............................       271
      6     Joy Global, Inc. .................................       374

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            CAPITAL GOODS -- (CONTINUED)
      7     Kennametal, Inc. .................................  $    408
     20     Komatsu Ltd. D....................................       426
     17     Lam Research Corp. B..............................       851
    155     Mitsubishi Heavy Industries D.....................       764
      4     National Oilwell Varco, Inc. B....................       248
      4     Parker-Hannifin Corp. ............................       286
      5     Sandvik AB D......................................       304
     14     Varian Semiconductor Equipment Associates,
              Inc. B..........................................       468
     65     Xerox Corp. B.....................................       915
                                                                --------
                                                                  10,434
                                                                --------
            CONSUMER CYCLICAL -- 9.2%
     24     Abercrombie & Fitch Co. Class A...................     1,439
      7     Altria Group, Inc. ...............................       501
     35     American Axle & Manufacturing Holdings, Inc. .....       607
     35     California Pizza Kitchen, Inc. B..................     1,115
      9     CBRL Group, Inc. .................................       350
     70     Esprit Holdings Ltd. D............................       555
     13     Federated Department Stores, Inc. ................       988
     69     Foot Locker, Inc. ................................     1,595
     20     GameStop Corp. Class B B..........................       849
     24     Kohl's Corp. B....................................     1,335
     21     Lear Corp. .......................................       498
      7     Lotte Shopping Co. GDR B..........................       136
      8     LVMH Moet Hennessy Louis Vuitton S.A. D...........       798
     43     Mitsui & Co., Ltd. D..............................       651
     15     Newell Rubbermaid, Inc. ..........................       400
     89     Obayashi Corp. D..................................       681
     45     Ruby Tuesday, Inc. ...............................     1,328
     16     Seven & I Holdings Co., Ltd. D....................       612
     40     Standard-Pacific Corp. ...........................     1,278
     30     Tiffany & Co. ....................................     1,043
     11     Tod's S.p.A. D....................................       893
      4     Toyota Motor Corp. D..............................       216
     26     TRW Automotive Holdings Corp. B...................       570
      6     Walter Industries.................................       385
     41     Williams-Sonoma, Inc. ............................     1,700
                                                                --------
                                                                  20,523
                                                                --------
            CONSUMER STAPLES -- 2.5%
      9     Bunge Ltd. .......................................       464
    139     Empresas ICA S.A. B...............................       432
     20     Imperial Tobacco Group plc D......................       624
      3     Nestle S.A. D.....................................       992
     51     Origin Agritech Ltd. B............................       890
     20     Procter & Gamble Co. .............................     1,141
     26     Royal Numico N.V. B D.............................     1,176
                                                                --------
                                                                   5,719
                                                                --------
            ENERGY -- 6.8%
      6     Canadian Natural Resources........................       362
     40     Canwest Petroleum Corp. B.........................       279
     16     Chevron Corp. ....................................       958
     12     EnCana Corp. .....................................       615
     22     Exxon Mobil Corp. ................................     1,375
     11     GlobalSantaFe Corp. ..............................       649

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            ENERGY -- (CONTINUED)
     18     Halliburton Co. ..................................  $  1,376
      2     Hugoton Royalty Trust.............................        50
      8     Marathon Oil Corp. ...............................       595
      6     Nabors Industries Ltd. B..........................       215
     26     Newpark Resources, Inc. B.........................       173
      9     Noble Corp. ......................................       701
     15     Noble Energy, Inc. ...............................       688
      5     Occidental Petroleum Corp. .......................       507
      4     OPTI Canada, Inc. B...............................       149
      7     Sasol Ltd. ADR....................................       308
      4     Schlumberger Ltd. ................................       285
      1     Southwestern Energy Co. B.........................        26
      7     Talisman Energy, Inc. ............................       395
     17     Talisman Energy, Inc. ADR.........................       960
     11     Total S.A. ADR....................................     1,556
     28     UGI Corp. ........................................       632
      3     Valero Energy Corp. ..............................       201
      7     Weatherford International Ltd. B..................       379
      1     Woodside Petroleum Ltd. D.........................        53
     18     Worleyparsons Ltd. D..............................       264
     34     XTO Energy, Inc. .................................     1,439
                                                                --------
                                                                  15,190
                                                                --------
            FINANCE -- 14.1%
     44     ACE Ltd. .........................................     2,460
     13     Aetna, Inc. ......................................       489
     12     Allstate Corp. ...................................       661
      7     AMBAC Financial Group, Inc. ......................       585
     11     American International Group, Inc. ...............       705
     76     Apollo Investment Corp. ..........................     1,417
      5     Axis Capital Holdings Ltd. .......................       140
     51     Banco Bilbao Vizcaya Argentaria S.A. D............     1,117
     73     Bank of America Corp. ............................     3,641
     21     Capital One Financial Corp. ......................     1,845
      8     CIT Group, Inc. ..................................       437
     47     Citigroup, Inc. ..................................     2,333
     24     Chardan North China Acquisition Corp. B...........       294
     19     Countrywide Financial Corp. ......................       785
     27     Doral Financial Corp. ............................       210
     --     E*Trade Securities Co., Ltd. D....................       401
     12     Erste Bank Der Oesterreichischen Sparkassen
              AG D............................................       720
      8     Everest Re Group Ltd. ............................       749
     17     Federal Home Loan Mortgage Corp. .................     1,021
      1     Genworth Financial, Inc. .........................        18
      6     Golden West Financial Corp. ......................       424
      5     Goldman Sachs Group, Inc. ........................       843
     17     Host Hotels & Resorts, Inc. ......................       367
     16     ICICI Bank Ltd. ..................................       450
    103     Kerry Properties Ltd. D...........................       364
     25     KKR Financial Corp. ..............................       529
     15     Nasdaq Stock Market, Inc. B.......................       561
      6     Nuveen Investments, Inc. Class A..................       274
     18     Platinum Underwriters Holdings Ltd. ..............       499
     29     Royal Bank of Scotland Group plc D................       933

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
     38     Services Acquisition Corp B.......................  $    429
     65     Shinsei Bank Ltd. D...............................       454
     61     Shizuoka Bank Ltd. D..............................       644
     10     UBS AG D..........................................     1,118
     18     UBS AG............................................     2,127
    115     UniCredito Italiano S.p.A. D......................       864
      7     UnitedHealth Group, Inc. .........................       348
      5     Wellpoint, Inc. B.................................       327
                                                                --------
                                                                  31,583
                                                                --------
            HEALTH CARE -- 11.7%
     20     Amgen, Inc. B.....................................     1,320
      7     Amylin Pharmaceuticals, Inc. B....................       292
     12     Astellas Pharma, Inc. D...........................       509
     37     AstraZeneca plc ADR...............................     2,045
     52     Boston Scientific Corp. B.........................     1,199
     21     Cephalon, Inc. B..................................     1,385
      7     Cie Generale d'Optique Essilor International
              S.A. D..........................................       666
      3     Cooper Companies, Inc. ...........................       175
     23     Covance, Inc. B...................................     1,336
     38     Digene Corp. B....................................     1,556
     11     Eisai Co., Ltd. D.................................       502
     25     Endo Pharmaceuticals Holdings, Inc. B.............       777
     --     Forest Laboratories, Inc. B.......................        20
     12     GlaxoSmithKline plc D.............................       355
     14     GlaxoSmithKline plc ADR...........................       813
     32     Impax Laboratories, Inc. B........................       294
     23     Lilly (Eli) & Co. ................................     1,196
     38     Pharmaceutical Product Development, Inc. .........     1,352
     13     Sanofi-Aventis S.A. D.............................     1,264
     26     Sanofi-Aventis S.A. ADR...........................     1,228
    142     Schering-Plough Corp. ............................     2,734
     67     Shionogi & Co., Ltd. D............................     1,123
     43     St. Jude Medical, Inc. B..........................     1,698
     11     Teva Pharmaceutical Industries Ltd. ADR...........       426
      9     Vertex Pharmaceuticals, Inc. B....................       313
     37     Wyeth.............................................     1,776
                                                                --------
                                                                  26,354
                                                                --------
            SERVICES -- 9.2%
     13     Bankrate, Inc. B..................................       613
     15     Comcast Corp. Class A B...........................       459
     41     Comcast Corp. Special Class A B...................     1,258
      9     Dow Jones & Co., Inc. ............................       344
     29     Englobal Corp. B..................................       292
     13     Entercom Communications Corp. ....................       350
      3     Fluor Corp. ......................................       256
    103     Genius Products, Inc. B...........................       198
     23     Grupo Televisa S.A. ADR...........................       488
      8     Harrah's Entertainment, Inc. .....................       686
     24     Hilton Hotels Corp. ..............................       644
      9     Liberty Global, Inc. B............................       178
     16     MoneyGram International, Inc. ....................       553
     28     News Corp. Class A................................       472
    375     Novastar Resource Pipe Private Placement D........       277

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD CAPITAL APPRECIATION II FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            SERVICES -- (CONTINUED)
      3     Opap S.A. D.......................................  $    115
      1     Opap S.A. B D.....................................        21
     10     R.H. Donnelley Corp. B............................       544
     92     Resources Connection, Inc. B......................     2,472
     14     Sap AG ADR........................................       759
    297     Sirius Satellite Radio, Inc. B....................     1,389
      7     SNC-Lavalin Group, Inc. ..........................       189
     29     Starwood Hotels & Resorts.........................     1,681
     10     Team, Inc. B......................................       302
     25     Time Warner, Inc. ................................       433
     92     Unisys Corp. B....................................       575
     17     United Parcel Service, Inc. Class B...............     1,411
      5     Viacom, Inc. Class B B............................       191
    127     Walt Disney Co. ..................................     3,562
                                                                --------
                                                                  20,712
                                                                --------
            TECHNOLOGY -- 20.0%
    102     Activision, Inc. B................................     1,449
     39     Adobe Systems, Inc. B.............................     1,517
      5     America Movil S.A. de C.V. ADR....................       185
     --     American Science & Engineering, Inc. B............        27
     18     Arrow Electronics, Inc. B.........................       662
     23     AT&T, Inc. .......................................       614
     44     Celestica, Inc. B.................................       490
     61     Cinram International, Inc. .......................     1,588
    121     Cisco Systems, Inc. B.............................     2,527
    111     Corning, Inc. B...................................     3,066
     46     CSR plc B D.......................................     1,012
     13     Electronic Arts, Inc. B...........................       738
     66     EMC Corp. B.......................................       889
     21     Fairchild Semiconductor International, Inc. B.....       426
     41     Flextronics International Ltd. B..................       461
     22     General Electric Co. .............................       761
      1     Google, Inc. B....................................       251
     34     International Rectifier Corp. B...................     1,550
     17     Juniper Networks, Inc. B..........................       322
     21     Koninklijke (Royal) Philips Electronics
              N.V. B D........................................       716
     11     Liberty Global, Inc. Class C B....................       226
     13     Lockheed Martin Corp. ............................       994
     61     Medtronic, Inc. ..................................     3,077
     27     MEMC Electronic Materials, Inc. B.................     1,102
      2     Mercury Interactive Corp. B.......................        68
     36     Microsoft Corp. ..................................       862
     21     Motorola, Inc. ...................................       442
      9     NCR Corp. B.......................................       351
     96     Network Appliance, Inc. B.........................     3,555
     81     Nokia Oyj ADR.....................................     1,838
    102     Oracle Corp. B....................................     1,484
     23     Powerwave Technologies, Inc. B....................       251
      7     QLogic Corp. B....................................       138
     45     Qualcomm, Inc. ...................................     2,326
     27     Reynolds & Reynolds Co. Class A...................       797
     27     Rockwell Collins, Inc. ...........................     1,522
     13     Seagate Technology................................       345

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
     14     Sony Corp. D......................................  $    689
     30     Sprint Nextel Corp. ..............................       748
     20     Tektronix, Inc. ..................................       699
      9     Telefonaktiebolaget LM Ericsson ADR...............       331
     24     Turkcell Iletisim Hizmet ADR......................       402
     35     Tyco International Ltd. ..........................       925
     56     Verifone Holdings, Inc. B.........................     1,728
     17     Verizon Communications, Inc. .....................       545
     12     Vishay Intertechnology, Inc. B....................       190
                                                                --------
                                                                  44,886
                                                                --------
            TRANSPORTATION -- 3.0%
      6     ACE Aviation Holdings, Inc. B.....................       168
     11     AirTran Holdings, Inc. B..........................       151
      8     All America Latina Logistica......................       502
      8     American Commercial Lines, Inc. B.................       448
     16     AMR Corp. B.......................................       402
      6     Carnival Corp. ...................................       276
     22     Continental Airlines, Inc. B......................       578
     53     GOL Linhas Aereas Inteligentes S.A. ADR...........     1,965
     28     Knight Transportation, Inc. ......................       542
      1     Pinnacle Airlines Corp. B.........................         7
     17     UAL Corp. B.......................................       623
      5     US Airways Group, Inc. B..........................       216
     22     Yellow Roadway Corp. B............................       916
                                                                --------
                                                                   6,794
                                                                --------
            UTILITIES -- 1.0%
     26     Fortum Corp. D....................................       656
      7     PPL Corp. ........................................       212
     41     Suntech Power Holdings ADR B......................     1,416
                                                                --------
                                                                   2,284
                                                                --------
            Total common stock
              (cost $190,230).................................  $209,115
                                                                --------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 5.2%
            REPURCHASE AGREEMENTS -- 5.2%
 $2,001     Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $  2,001
  1,325     Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................     1,325
  2,029     Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................     2,029
    817     JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       817
  1,832     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................     1,832

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $  301     UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................  $    301
  3,269     UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................     3,269
                                                                --------
                                                                  11,574
                                                                --------
            Total short-term investments
              (cost $11,574)..................................  $ 11,574
                                                                --------
            Total investments in securities
              (cost $201,804) O...............................  $220,689
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 27.35% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $30,754, which represents 13.70% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $201,937 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $21,375
      Unrealized depreciation.........................   (2,623)
                                                        -------
      Net unrealized appreciation.....................  $18,752
                                                        =======

  B  Currently non-income producing.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $329, which represents 0.15% of total net assets.
  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                        UNREALIZED
                                     MARKET   CONTRACT    DELIVERY     APPRECIATION
DESCRIPTION            TRANSACTION   VALUE     AMOUNT       DATE      (DEPRECIATION)
-----------            -----------   ------   --------   ----------   --------------
Australian Dollar          Buy        $ 21      $ 21     05/01/2006       $  --
British Pound              Buy          41        40     05/02/2006           1
British Pound              Buy           9         9     05/03/2006          --
British Pound              Buy          44        43     05/03/2006           1
Canadian Dollar            Buy           3         3     05/01/2006          --
Canadian Dollar            Buy           3         3     05/02/2006          --
Canadian Dollar            Buy           5         5     05/03/2006          --
Euro                       Buy           7         7     05/02/2006          --
Euro                       Buy           7         7     05/03/2006          --
Euro                       Buy          89        89     05/04/2006          --
Japanese Yen               Buy         317       314     05/01/2006           3
Japanese Yen               Buy          51        51     05/02/2006          --
Japanese Yen               Buy         263       263     05/02/2006          --
                                                                          -----
                                                                          $   5
                                                                          =====

DIVERSIFICATION BY COUNTRY
As of April 30, 2006

                                                     PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                            NET ASSETS
------------------------------------------------------------------
Australia                                                  1.3%
------------------------------------------------------------------
Austria                                                    0.3
------------------------------------------------------------------
Bermuda                                                    0.2
------------------------------------------------------------------
Brazil                                                     1.9
------------------------------------------------------------------
Canada                                                     5.1
------------------------------------------------------------------
China                                                      0.8
------------------------------------------------------------------
Finland                                                    1.1
------------------------------------------------------------------
France                                                     3.3
------------------------------------------------------------------
Germany                                                    0.5
------------------------------------------------------------------
Greece                                                     0.1
------------------------------------------------------------------
Hong Kong                                                  0.2
------------------------------------------------------------------
India                                                      0.2
------------------------------------------------------------------
Israel                                                     0.2
------------------------------------------------------------------
Italy                                                      0.8
------------------------------------------------------------------
Japan                                                      3.4
------------------------------------------------------------------
Mexico                                                     0.5
------------------------------------------------------------------
Netherlands                                                0.8
------------------------------------------------------------------
South Africa                                               0.1
------------------------------------------------------------------
South Korea                                                0.1
------------------------------------------------------------------
Spain                                                      0.5
------------------------------------------------------------------
Sweden                                                     0.3
------------------------------------------------------------------
Switzerland                                                1.9
------------------------------------------------------------------
Turkey                                                     0.2
------------------------------------------------------------------
United Kingdom                                             3.6
------------------------------------------------------------------
United States                                             65.8
------------------------------------------------------------------
Short-Term Investments                                     5.2
------------------------------------------------------------------
Other Assets & Liabilities                                 1.6
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD CONSERVATIVE ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 AFFILIATED INVESTMENT COMPANIES -- 99.7%
            EQUITY FUNDS -- 39.8%
    267     Hartford Capital Appreciation Fund, Class Y.......  $ 10,990
    631     Hartford Disciplined Equity Fund, Class Y.........     8,241
    134     Hartford Global Leaders Fund, Class Y.............     2,742
    181     Hartford International Capital Appreciation Fund,
              Class Y.........................................     2,747
    167     Hartford International Opportunities Fund, Class
              Y...............................................     2,752
    172     Hartford International Small Company Fund, Class
              Y...............................................     2,776
    187     Hartford MidCap Value Fund, Class Y...............     2,743
    234     Hartford Select MidCap Growth Fund, Class Y.......     2,740
    125     Hartford SmallCap Growth Fund, Class Y B..........     4,104
    325     Hartford Stock Fund, Class Y......................     6,884
    467     Hartford Value Opportunities Fund, Class Y........     8,301
                                                                --------
            Total equity funds
              (cost $48,784)..................................  $ 55,020
                                                                --------
            FIXED INCOME FUNDS -- 57.9%
    949     Hartford Floating Rate Fund, Class Y..............     9,626
    700     Hartford High Yield Fund, Class Y.................     5,503
    407     Hartford Income Fund, Class Y.....................     4,133
  1,880     Hartford Inflation Plus Fund, Class Y.............    19,398
  1,822     Hartford Short Duration Fund, Class Y.............    17,870
  2,230     Hartford Total Return Bond Fund, Class Y..........    23,432
                                                                --------
            Total fixed income funds
              (cost $82,053)..................................  $ 79,962
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            MONEY MARKET FUND -- 2.0%
  2,744     Hartford Money Market Fund, Class Y...............  $  2,744
                                                                --------
            Total money market fund
              (cost $2,742)...................................  $  2,744
                                                                --------
            Total investments in affiliated investment
              companies
              (cost $133,579) O...............................  $137,726
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $133,707 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 6,132
      Unrealized depreciation.........................   (2,113)
                                                        -------
      Net unrealized appreciation.....................  $ 4,019
                                                        =======

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD DISCIPLINED EQUITY FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 2.8%
     69     Goodyear Tire & Rubber Co. B......................  $    972
     59     Inco Ltd. ........................................     3,354
    130     Kimberly-Clark Corp. .............................     7,615
                                                                --------
                                                                  11,941
                                                                --------
            CAPITAL GOODS -- 7.3%
     51     3M Co. ...........................................     4,323
     49     Caterpillar, Inc. ................................     3,711
    200     Ingersoll-Rand Co. Class A........................     8,763
    113     Lam Research Corp. B..............................     5,499
     76     Parker-Hannifin Corp. ............................     6,135
     58     Pitney Bowes, Inc. ...............................     2,431
                                                                --------
                                                                  30,862
                                                                --------
            CONSUMER CYCLICAL -- 7.7%
    180     Altria Group, Inc. ...............................    13,161
    192     D.R. Horton, Inc. ................................     5,773
    142     Office Depot, Inc. B..............................     5,754
    150     Supervalu, Inc. ..................................     4,354
     72     Yum! Brands, Inc. ................................     3,716
                                                                --------
                                                                  32,758
                                                                --------
            CONSUMER STAPLES -- 4.4%
     21     Clorox Co. .......................................     1,329
    176     General Mills, Inc. ..............................     8,664
     21     Procter & Gamble Co. .............................     1,221
    107     Weyerhaeuser Co. .................................     7,512
                                                                --------
                                                                  18,726
                                                                --------
            ENERGY -- 10.6%
     96     Chesapeake Energy Corp. ..........................     3,029
    169     Chevron Corp. ....................................    10,337
    165     ConocoPhillips....................................    11,018
     59     Devon Energy Corp. ...............................     3,565
    127     Exxon Mobil Corp. ................................     8,017
     36     Sunoco, Inc. .....................................     2,950
     91     Valero Energy Corp. ..............................     5,904
                                                                --------
                                                                  44,820
                                                                --------
            FINANCE -- 21.4%
    129     ACE Ltd. .........................................     7,187
    327     Bank of America Corp. ............................    16,329
     61     Capital One Financial Corp. ......................     5,285
    361     Citigroup, Inc. ..................................    18,049
     86     Countrywide Financial Corp. ......................     3,485
     32     Everest Re Group Ltd. ............................     2,930
     57     Goldman Sachs Group, Inc. ........................     9,056
     58     Lehman Brothers Holdings, Inc. ...................     8,706
     81     MBIA, Inc. .......................................     4,836
    195     St. Paul Travelers Cos., Inc. ....................     8,603
     59     State Street Corp. ...............................     3,860
     56     UnitedHealth Group, Inc. .........................     2,785
                                                                --------
                                                                  91,111
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            HEALTH CARE -- 11.0%
    160     Abbott Laboratories...............................  $  6,830
     87     Amgen, Inc. B.....................................     5,897
     51     Amylin Pharmaceuticals, Inc. B....................     2,225
    119     Cardinal Health, Inc. ............................     8,042
     21     Cephalon, Inc. B..................................     1,366
    174     Forest Laboratories, Inc. B.......................     7,006
     17     Genzyme Corp. B...................................     1,027
     40     Gilead Sciences, Inc. B...........................     2,306
    182     McKesson Corp. ...................................     8,839
     70     Wyeth.............................................     3,422
                                                                --------
                                                                  46,960
                                                                --------
            SERVICES -- 9.7%
    157     Accenture Ltd. Class A............................     4,567
    103     Cendant Corp. ....................................     1,794
     56     Comcast Corp. Class A B...........................     1,747
    135     IMS Health, Inc. .................................     3,672
     46     Omnicom Group, Inc. ..............................     4,140
    126     Time Warner, Inc. ................................     2,198
    107     United Parcel Service, Inc. Class B...............     8,642
     37     Univision Communications, Inc. Class A B..........     1,313
    107     Viacom, Inc. Class B B............................     4,246
    102     Walt Disney Co. ..................................     2,852
    165     Waste Management, Inc. ...........................     6,173
                                                                --------
                                                                  41,344
                                                                --------
            TECHNOLOGY -- 21.7%
    288     AT&T, Inc. .......................................     7,546
     85     BellSouth Corp. ..................................     2,871
     42     CenturyTel, Inc. .................................     1,568
    445     Cisco Systems, Inc. B.............................     9,324
    239     Corning, Inc. B...................................     6,601
    152     Dell, Inc. B......................................     3,988
    161     First Data Corp. .................................     7,659
    152     General Electric Co. .............................     5,272
    152     Hewlett-Packard Co. ..............................     4,929
     82     International Business Machines Corp. ............     6,785
     82     Lockheed Martin Corp. ............................     6,186
     62     MEMC Electronic Materials, Inc. B.................     2,497
    644     Microsoft Corp. ..................................    15,562
     92     Motorola, Inc. ...................................     1,964
     95     Qualcomm, Inc. ...................................     4,893
     99     Sprint Nextel Corp. ..............................     2,448
     39     Western Digital Corp. B...........................       825
     18     Whirlpool Corp. ..................................     1,571
                                                                --------
                                                                  92,489
                                                                --------
            TRANSPORTATION -- 1.2%
     78     General Dynamics Corp. ...........................     5,105
                                                                --------
            UTILITIES -- 1.3%
     42     FirstEnergy Corp. ................................     2,140
     69     TXU Corp. ........................................     3,444
                                                                --------
                                                                   5,584
                                                                --------
            Total common stock
              (cost $373,589).................................  $421,700
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD DISCIPLINED EQUITY FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
 SHORT-TERM INVESTMENTS -- 1.4%
            REPURCHASE AGREEMENTS -- 1.4%
 $1,036     Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $  1,036
    686     Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       686
  1,050     Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................     1,050
    423     JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       423
    948     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................       948
    156     UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................       156
  1,692     UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................     1,692
                                                                --------
            Total short-term investments
              (cost $5,991)...................................  $  5,991
                                                                --------
            Total investments in securities
              (cost $379,580) O...............................  $427,691
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.79% of total net assets at April 30, 2006.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $380,285 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $54,991
      Unrealized depreciation.........................   (7,585)
                                                        -------
      Net unrealized appreciation.....................  $47,406
                                                        =======

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD DIVIDEND & GROWTH FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 97.2%
            BASIC MATERIALS -- 7.8%
   1,743    Alcoa, Inc. ......................................  $   58,882
     213    Bowater, Inc. ....................................       5,795
     463    Companhia Vale do Rio Doce ADR....................      23,876
   1,338    DuPont (E.I.) de Nemours & Co. ...................      59,017
     836    International Paper Co. ..........................      30,400
     567    Kimberly-Clark Corp. .............................      33,198
     120    Rio Tinto plc ADR.................................      26,791
     223    Rohm & Haas Co. ..................................      11,258
                                                                ----------
                                                                   249,217
                                                                ----------
            CAPITAL GOODS -- 4.0%
     499    Deere & Co. ......................................      43,767
     407    Parker-Hannifin Corp. ............................      32,971
     530    Pitney Bowes, Inc. ...............................      22,197
   1,905    Xerox Corp. B.....................................      26,741
                                                                ----------
                                                                   125,676
                                                                ----------
            CONSUMER CYCLICAL -- 6.6%
     746    Altria Group, Inc. H..............................      54,599
     387    Avery Dennison Corp. .............................      24,206
     606    Family Dollar Stores, Inc. .......................      15,158
     134    Genuine Parts Co. ................................       5,827
     610    Ltd. Brands, Inc. ................................      15,633
   1,219    McDonald's Corp. .................................      42,131
     681    SYSCO Corp. ......................................      20,367
     728    Wal-Mart Stores, Inc. H...........................      32,795
                                                                ----------
                                                                   210,716
                                                                ----------
            CONSUMER STAPLES -- 5.5%
     349    Bunge Ltd. H......................................      18,619
     803    Coca-Cola Co. ....................................      33,698
     293    Nestle S.A. ADR...................................      22,277
     131    PepsiCo, Inc. ....................................       7,600
     544    Procter & Gamble Co. .............................      31,685
     909    Tyson Foods, Inc. Class A.........................      13,264
     663    Weyerhaeuser Co. .................................      46,729
                                                                ----------
                                                                   173,872
                                                                ----------
            ENERGY -- 16.8%
     269    Anadarko Petroleum Corp. .........................      28,176
     672    BP plc ADR........................................      49,503
   1,495    Chevron Corp. ....................................      91,225
     701    ConocoPhillips....................................      46,890
   1,019    EnCana Corp. .....................................      51,011
   1,756    Exxon Mobil Corp. ................................     110,770
     562    Royal Dutch Shell plc.............................      38,269
     527    Schlumberger Ltd. ................................      36,409
     581    Total S.A. ADR....................................      80,148
                                                                ----------
                                                                   532,401
                                                                ----------
            FINANCE -- 18.2%
     480    ACE Ltd. .........................................      26,681
     462    Allstate Corp. ...................................      26,121
     674    American International Group, Inc. ...............      43,985
   2,190    Bank of America Corp. ............................     109,337
   1,855    Citigroup, Inc. ..................................      92,637

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
     598    Federal Home Loan Mortgage Corp. .................  $   36,489
     604    JP Morgan Chase & Co. ............................      27,411
     441    MBIA, Inc. .......................................      26,282
     601    Merrill Lynch & Co., Inc. ........................      45,848
     451    Metlife, Inc. H...................................      23,476
     221    PNC Financial Services Group, Inc. ...............      15,781
     604    State Street Corp. ...............................      39,473
     712    Synovus Financial Corp. ..........................      19,928
     372    UBS AG............................................      43,433
                                                                ----------
                                                                   576,882
                                                                ----------
            HEALTH CARE -- 8.5%
   1,424    Abbott Laboratories...............................      60,845
     499    AstraZeneca plc ADR...............................      27,521
     363    Baxter International, Inc. .......................      13,670
   1,542    Bristol-Myers Squibb Co. .........................      39,138
   1,074    Lilly (Eli) & Co. ................................      56,810
   2,450    Schering-Plough Corp. ............................      47,330
     531    Wyeth.............................................      25,829
                                                                ----------
                                                                   271,143
                                                                ----------
            SERVICES -- 6.9%
     557    Accenture Ltd. Class A............................      16,198
     776    CBS Corp. Class B H...............................      19,776
     791    Comcast Corp. Class A BH..........................      24,467
     444    Comcast Corp. Special Class A BH..................      13,701
     171    Harrah's Entertainment, Inc. .....................      13,919
     544    New York Times Co. Class A H......................      13,491
   2,026    Sun Microsystems, Inc. B..........................      10,132
   1,529    Time Warner, Inc. ................................      26,608
      98    United Parcel Service, Inc. Class B...............       7,937
     506    Viacom, Inc. Class B B............................      20,160
     360    Warner Music Group Corp. .........................       9,536
   1,169    Waste Management, Inc. ...........................      43,802
                                                                ----------
                                                                   219,727
                                                                ----------
            TECHNOLOGY -- 15.4%
   2,782    AT&T, Inc. .......................................      72,916
     441    BellSouth Corp. ..................................      14,897
   1,354    EMC Corp. B.......................................      18,290
     129    Emerson Electric Co. .............................      10,933
     459    First Data Corp. .................................      21,904
   2,688    General Electric Co. .............................      92,978
     398    Intel Corp. ......................................       7,944
     733    International Business Machines Corp. ............      60,330
     359    Lockheed Martin Corp. ............................      27,256
   1,895    Microsoft Corp. ..................................      45,762
   1,899    Motorola, Inc. ...................................      40,542
   1,375    Sprint Nextel Corp. ..............................      34,110
     907    Verizon Communications, Inc. .....................      29,972
     141    Whirlpool Corp. ..................................      12,619
                                                                ----------
                                                                   490,453
                                                                ----------
            TRANSPORTATION -- 2.7%
     401    CSX Corp. ........................................      27,458
     434    General Dynamics Corp. ...........................      28,453

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD DIVIDEND & GROWTH FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
   1,291    Southwest Airlines Co. ...........................  $   20,946
      95    Union Pacific Corp. ..............................       8,656
                                                                ----------
                                                                    85,513
                                                                ----------
            UTILITIES -- 4.8%
     480    Dominion Resources, Inc. .........................      35,960
   1,066    Exelon Corp. H....................................      57,557
     786    FPL Group, Inc. ..................................      31,110
     162    Pinnacle West Capital Corp. ......................       6,484
     482    Progress Energy, Inc. ............................      20,617
                                                                ----------
                                                                   151,728
                                                                ----------
            Total common stock
              (cost $2,545,557)...............................  $3,087,328
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 2.6%
            REPURCHASE AGREEMENTS -- 2.5%
 $13,733    Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $   13,733
   9,090    Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       9,090
  13,926    Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................      13,926
   5,609    JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       5,609
  12,572    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................      12,572
   2,061    UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................       2,061
  22,436    UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................      22,436
                                                                ----------
                                                                    79,427
                                                                ----------
                                                                 MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 0.1%
   1,853    BNY Institutional Cash Reserve Fund...............  $    1,853
                                                                ----------
            Total short-term investments
              (cost $81,280)..................................  $   81,280
                                                                ----------
            Total investments in securities
              (cost $2,626,837) O.............................  $3,168,608
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.43% of total net assets at April 30, 2006.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $2,632,195 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $580,487
      Unrealized depreciation........................   (44,074)
                                                       --------
      Net unrealized appreciation....................  $536,413
                                                       ========

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  H  Security is partially on loan at April 30, 2006.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD EQUITY INCOME FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.2%
            BASIC MATERIALS -- 10.0%
    109     Air Products and Chemicals, Inc. .................  $  7,441
    299     Alcoa, Inc. ......................................    10,107
    302     Dow Chemical Co. .................................    12,257
    150     DuPont (E.I.) de Nemours & Co. ...................     6,597
    147     International Paper Co. ..........................     5,325
    114     Kimberly-Clark Corp. .............................     6,698
     92     PPG Industries, Inc. .............................     6,143
                                                                --------
                                                                  54,568
                                                                --------
            CAPITAL GOODS -- 6.5%
     45     3M Co. ...........................................     3,819
    189     Caterpillar, Inc. ................................    14,313
    123     Goodrich Corp. ...................................     5,473
    183     Pitney Bowes, Inc. ...............................     7,663
     50     Rockwell Automation, Inc. ........................     3,615
                                                                --------
                                                                  34,883
                                                                --------
            CONSUMER CYCLICAL -- 2.4%
    178     Altria Group, Inc. ...............................    12,986
                                                                --------
            CONSUMER STAPLES -- 6.8%
    162     Campbell Soup Co. ................................     5,194
     89     Colgate-Palmolive Co. ............................     5,267
     63     Diageo plc ADR....................................     4,194
    105     General Mills, Inc. ..............................     5,192
    168     Kellogg Co. ......................................     7,760
     83     PepsiCo, Inc. ....................................     4,828
     60     Weyerhaeuser Co. .................................     4,249
                                                                --------
                                                                  36,684
                                                                --------
            ENERGY -- 11.2%
    147     BP plc ADR........................................    10,837
    314     ConocoPhillips....................................    21,010
    373     Exxon Mobil Corp. ................................    23,511
     70     Royal Dutch Shell plc ADR.........................     4,979
                                                                --------
                                                                  60,337
                                                                --------
            FINANCE -- 32.9%
    133     ACE Ltd. .........................................     7,398
    130     Allstate Corp. ...................................     7,349
    550     Bank of America Corp. ............................    27,463
    200     Chubb Corp. ......................................    10,321
    431     Citigroup, Inc. ..................................    21,523
     53     Comerica, Inc. ...................................     2,986
    248     Host Hotels & Resorts, Inc. ......................     5,213
    268     JP Morgan Chase & Co. ............................    12,180
    174     Merrill Lynch & Co., Inc. ........................    13,297
    165     National City Corp. ..............................     6,093
    174     PNC Financial Services Group, Inc. ...............    12,452
    196     SunTrust Banks, Inc. .............................    15,155
     76     UBS AG............................................     8,927
    213     US Bancorp........................................     6,702
     93     Wachovia Corp. ...................................     5,564

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
     68     Washington Mutual, Inc. ..........................  $  3,052
    169     Wells Fargo & Co. ................................    11,581
                                                                --------
                                                                 177,256
                                                                --------
            HEALTH CARE -- 8.2%
    163     Abbott Laboratories...............................     6,945
    103     AstraZeneca plc ADR...............................     5,700
    191     Baxter International, Inc. .......................     7,192
    140     Bristol-Myers Squibb Co. .........................     3,553
    246     Pfizer, Inc. .....................................     6,221
    296     Wyeth.............................................    14,395
                                                                --------
                                                                  44,006
                                                                --------
            SERVICES -- 2.0%
     79     Donnelley (R.R.) & Sons Co. ......................     2,662
     64     Gannett Co., Inc. ................................     3,499
     56     United Parcel Service, Inc. Class B...............     4,540
                                                                --------
                                                                  10,701
                                                                --------
            TECHNOLOGY -- 8.8%
    708     AT&T, Inc. .......................................    18,553
    239     BellSouth Corp. ..................................     8,069
    309     General Electric Co. .............................    10,681
    224     Sprint Nextel Corp. ..............................     5,545
    133     Verizon Communications, Inc. .....................     4,392
                                                                --------
                                                                  47,240
                                                                --------
            UTILITIES -- 9.4%
    128     Consolidated Edison, Inc. ........................     5,532
    161     Dominion Resources, Inc. .........................    12,024
     31     Entergy Corp. ....................................     2,168
    131     Exelon Corp. .....................................     7,074
    290     FPL Group, Inc. ..................................    11,502
     30     PPL Corp. ........................................       860
    114     SCANA Corp. ......................................     4,470
    135     Southern Co. .....................................     4,358
     56     TXU Corp. ........................................     2,779
                                                                --------
                                                                  50,767
                                                                --------
            Total common stock
              (cost $467,666).................................  $529,428
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 1.9%
            REPURCHASE AGREEMENTS -- 1.9%
 $1,799     Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $  1,799
  1,191     Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................     1,191
  1,824     Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................     1,824

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD EQUITY INCOME FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $  734     JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................  $    734
  1,647     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................     1,647
    270     UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................       270
  2,939     UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................     2,939
                                                                --------
                                                                  10,404
                                                                --------
            Total short-term investments
              (cost $10,404)..................................  $ 10,404
                                                                --------
            Total investments in securities
              (cost $478,070) O...............................  $539,832
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.43% of total net assets at April 30, 2006.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $478,139 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $67,952
      Unrealized depreciation.........................   (6,259)
                                                        -------
      Net unrealized appreciation.....................  $61,693
                                                        =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FLOATING RATE FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.7%
            FINANCE -- 0.7%
 $ 2,000    CS First Boston Mortgage Securities Corp.,
              6.60%, 11/15/2019 MK............................  $    1,989
   1,800    CS First Boston Mortgage Securities Corp.,
              6.85%, 11/15/2019 MK............................       1,782
   1,500    Lehman Brothers Commercial Mortgage Trust,
              6.55%, 07/15/2019 MK............................       1,504
   2,250    Wachovia Bank Commercial Mortgage Trust,
              7.65%, 01/15/2018 MK............................       2,251
                                                                ----------
            Total asset & commercial mortgage backed
              securities
              (cost $7,534)...................................  $    7,526
                                                                ----------
CORPORATE BONDS: NON-INVESTMENT -- 12.0%
            BASIC MATERIALS -- 4.3%
   8,500    Abitibi Consolidated, Inc.,
              8.41%, 06/15/2011 K.............................  $    8,628
   2,000    Ainsworth Lumber Co.,
              9.07%, 04/01/2013 MK............................       2,000
   2,000    Ainsworth Lumber,
              8.71%, 10/01/2010 K.............................       2,000
   2,000    Airgas, Inc.,
              9.125%, 10/01/2011..............................       2,105
  10,000    Bowater, Inc.,
              7.91%, 03/15/2010 K.............................      10,100
   8,055    Lyondell Chemical Co.,
              11.125%, 07/15/2012.............................       8,901
   1,500    Macdermid, Inc.,
              9.125%, 07/15/2011..............................       1,575
   6,195    Nova Chemicals Corp.,
              7.56%, 11/15/2013 K.............................       6,195
   2,500    OM Group, Inc.,
              9.25%, 12/15/2011...............................       2,581
   3,250    Playtex Products, Inc.,
              9.375%, 06/01/2011..............................       3,388
                                                                ----------
                                                                    47,473
                                                                ----------
            CONSUMER CYCLICAL -- 1.9%
   2,000    Amerigas Partners L.P.,
              7.25%, 05/20/2015...............................       1,990
   4,115    Autonation, Inc.,
              7.05%, 04/15/2013 MK............................       4,187
   2,000    Builders Firstsource, Inc.,
              9.00%, 02/15/2012 K.............................       2,075
   2,000    GSC Holdings Corp.,
              8.87%, 10/01/2011 MK............................       2,063
   7,500    Levi Strauss & Co.,
              9.74%, 04/01/2012 K.............................       7,809
   3,500    Stater Brothers Holdings, Inc.,
              8.41%, 06/15/2010 K.............................       3,561
                                                                ----------
                                                                    21,685
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            CONSUMER STAPLES -- 0.7%
   3,751    Land O'Lakes, Inc.,
              8.75%, 11/15/2011...............................  $    3,910
   2,745    Nutro Products, Inc.,
              9.08%, 10/15/2013 MKQ...........................       2,800
   1,150    Pilgrim's Pride Corp.,
              9.625%, 09/15/2011..............................       1,199
                                                                ----------
                                                                     7,909
                                                                ----------
            FINANCE -- 1.8%
   4,000    Crescent Real Estate Equities L.P.,
              9.25%, 04/15/2009...............................       4,180
   1,500    Ford Motor Credit Co.,
              6.64%, 01/15/2010 K.............................       1,358
   2,000    Ford Motor Credit Co.,
              7.68%, 11/02/2007 K.............................       1,963
   8,000    General Motors Acceptance Corp.,
              5.65%, 05/18/2006 K.............................       7,998
   4,000    General Motors Acceptance Corp.,
              6.125%, 09/15/2006..............................       3,969
                                                                ----------
                                                                    19,468
                                                                ----------
            SERVICES -- 1.6%
   3,000    Aztar Corp.,
              9.00%, 08/15/2011...............................       3,157
   8,500    Cablevision Systems Corp.,
              9.62%, 04/01/2009 K.............................       8,989
   3,135    Cenveo Corp.,
              9.625%, 03/15/2012..............................       3,346
   1,500    Primedia, Inc.,
              9.72%, 05/15/2010 K.............................       1,534
   1,000    Time Warner Telecom Holdings, Inc.,
              8.85%, 02/15/2011 K.............................       1,020
                                                                ----------
                                                                    18,046
                                                                ----------
            TECHNOLOGY -- 1.4%
   2,000    Dobson Cellular Systems,
              8.375%, 11/01/2011..............................       2,120
   2,000    Dobson Cellular Systems,
              9.43%, 11/01/2011 K.............................       2,070
   2,000    Dobson Communications Corp.,
              9.32%, 10/15/2012 K.............................       2,030
   2,500    Qwest Communications International,
              8.25%, 02/15/2009 K.............................       2,550
   2,390    Qwest Corp.,
              8.16%, 06/15/2013 K.............................       2,602
   4,000    Rogers Wireless, Inc.,
              8.04%, 12/15/2010 K.............................       4,120
                                                                ----------
                                                                    15,492
                                                                ----------
            UTILITIES -- 0.3%
   3,000    Calpine Generating Co.,
              8.58%, 04/01/2009 VKX...........................       3,135
                                                                ----------
            Total corporate bonds: non-investment
              (cost $132,385).................................  $  133,208
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FLOATING RATE FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 SENIOR FLOATING RATE LOAN INTERESTSC -- 87.6%
            BASIC MATERIALS -- 13.4%
     625    Basell Finance Co. Term Loan B2,
              7.31%, 09/15/2013 Z.............................  $      635
     125    Basell Finance Co. Term Loan B4,
              7.31%, 09/15/2013 Z.............................         127
     625    Basell Finance Co.,
              7.67%, 09/15/2013 Z.............................         635
     125    Basell Finance Co.,
              7.97%, 09/15/2013 Z.............................         127
   4,988    Blount, Inc.,
              6.62%, 08/09/2010 Z.............................       5,025
   1,000    Brenntag AG,
              11.07%, 12/22/2012 Z............................       1,028
     196    Brenntag Group,
              6.97%, 01/12/2014 Z.............................         200
     804    Brenntag Group,
              7.33%, 01/12/2014 Z.............................         815
   1,667    Calumet Lubricants Co. L.P.,
              8.15%, 12/01/2012 Z.............................       1,688
   1,663    Calumet Lubricants Co. L.P.,
              8.28%, 12/01/2012 Z.............................       1,683
   1,500    Carl Zeiss Vision,
              8.36%, 04/13/2014 Z.............................       1,508
   2,000    Carl Zeiss Vision,
              10.40%, 06/15/2014 Z............................       2,035
   3,980    Celanese Holdings LLC,
              6.94%, 04/06/2011 Z.............................       4,033
     993    Coffeyville Resources,
              7.50%, 07/05/2012 Z.............................       1,005
   3,997    Coffeyville Resources,
              11.38%, 07/08/2013 Z............................       4,110
   4,000    Columbian Chemicals Co.,
              6.65%, 03/15/2013 Z.............................       4,020
   1,938    Compass Minerals Group, Inc.,
              6.41%, 12/22/2012 Z.............................       1,946
   1,457    Covalence Specialty Materials Corp.,
              6.69%, 02/10/2013 Z.............................       1,469
   3,000    Covalence Specialty Materials Corp.,
              8.08%, 02/10/2013 Z.............................       3,054
   1,000    Crown Holdings, Inc.,
              6.44%, 11/15/2012 Z.............................       1,005
   2,488    Eastman Kodak Co.,
              7.24%, 10/19/2012 Z.............................       2,513
  11,973    Georgia-Pacific Corp.,
              6.86%, 02/14/2013 Z.............................      12,033
   3,000    Georgia-Pacific Corp.,
              7.94%, 02/14/2014 Z.............................       3,062
   7,000    Goodyear Tire & Rubber,
              7.89%, 04/30/2010 Z.............................       7,085
   2,500    Goodyear Tire & Rubber,
              8.67%, 04/30/2010 Z.............................       2,523
   4,982    Graham Packaging Co. L.P.,
              7.03%, 10/07/2011 Z.............................       5,032
   2,500    Graham Packaging Co. L.P.,
              9.06%, 04/07/2012 Z.............................       2,550

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            BASIC MATERIALS -- (CONTINUED)
   1,915    Graphic Packaging,
              7.32%, 08/08/2010 Z.............................  $    1,942
     760    Hexion Specialty Chemicals Tranche B1,
              7.50%, 05/31/2012 Z.............................         760
   1,151    Hexion Specialty Chemicals Tranche B2,
              7.50%, 05/31/2012 Z.............................       1,151
  11,349    Huntsman International, Inc.,
              6.64%, 08/16/2012 Z.............................      11,405
     500    Ineos Group Holdings plc,
              5.48%, 02/01/2013 Z.............................         643
   3,750    Ineos Group Holdings plc,
              7.31%, 02/01/2013 Z.............................       3,797
   3,750    Ineos Group Holdings plc,
              7.81%, 02/01/2013 Z.............................       3,806
     885    Innophos, Inc.,
              7.16%, 08/01/2010 Z.............................         896
   8,000    ISP Chemco, Inc.,
              6.46%, 02/16/2013 Z.............................       8,057
   7,207    Jarden Corp.,
              6.70%, 01/24/2012 Z.............................       7,245
     996    Jarden Corp.,
              6.75%, 01/24/2012 Z.............................         999
   2,397    Jarden Corp.,
              6.92%, 01/24/2012 Z.............................       2,418
   2,750    John Maneely Co.,
              8.05%, 03/24/2013 Z.............................       2,792
     993    Mega Bloks, Inc.,
              6.91%, 07/26/2012 Z.............................       1,001
   1,990    Mueller Group, Inc.,
              6.93%, 10/03/2012 Z.............................       2,014
   1,981    Nalco Co.,
              6.50%, 11/04/2010 Z.............................       2,003
   2,990    NCI Building Systems, Inc.,
              6.69%, 06/18/2010 Z.............................       3,003
     995    PQ Corp.,
              7.00%, 02/11/2012 Z.............................       1,008
     478    Propex Fabrics, Inc.,
              7.25%, 08/17/2012 Z.............................         480
     438    Smurfit-Stone Container Enterprises, Inc.,
              6.43%, 11/01/2010 Z.............................         444
   1,068    Smurfit-Stone Container Enterprises, Inc.,
              7.04%, 11/01/2011 Z.............................       1,082
   2,389    Smurfit-Stone Container Enterprises, Inc.,
              7.08%, 11/01/2011 Z.............................       2,421
   3,647    Smurfit-Stone Container Enterprises, Inc.,
              7.11%, 11/01/2010 Z.............................       3,693
   6,738    Solo Cup Co.,
              7.45%, 02/27/2011 Z.............................       6,804
   1,500    Solo Cup Co.,
              7.58%, 03/31/2012 GQ............................       1,530
   8,233    Tupperware Corp.,
              6.38%, 11/07/2012 Z.............................       8,229
                                                                ----------
                                                                   150,569
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
SENIOR FLOATING RATE LOAN INTERESTSC -- (CONTINUED)
            CAPITAL GOODS -- 2.0%
   6,077    ACCO Brands Corp.,
              6.57%, 08/15/2012 Z.............................  $    6,111
   2,000    Babcock & Wilcox Co.,
              1.00%, 02/14/2012 GD............................       2,000
   1,000    Babcock & Wilcox Co.,
              7.63%, 02/14/2012 Z.............................       1,010
   1,489    Mid-Western Aircraft Systems, Inc.,
              7.32%, 12/31/2011 Z.............................       1,508
   3,000    Nacco Material Handling Group,
              2.00%, 03/22/2013 GD............................       3,026
   1,995    Polymer Group, Inc.,
              7.21%, 11/22/2012 Z.............................       2,016
   1,976    Targus Group International,
              7.57%, 11/22/2012 Z.............................       2,005
   1,000    Targus Group International,
              12.43%, 11/22/2013 Z............................       1,000
   1,976    Visant Holding Corp.,
              6.75%, 10/04/2011 Z.............................       1,997
                                                                ----------
                                                                    20,673
                                                                ----------
            CONSUMER CYCLICAL -- 10.6%
   7,500    American General LLC,
              13.60%, 05/02/2012 Z............................       7,819
   1,479    Axletech International,
              6.96%, 10/20/2012 Z.............................       1,497
   2,000    Axletech International,
              11.49%, 04/20/2013 Z............................       2,015
     496    Brand Services, Inc.,
              8.02%, 01/15/2012 Z.............................         502
   4,000    Burlington Coat Factory Warehouse Corp.,
              7.16%, 05/28/2013 Z.............................       3,979
   1,962    Collins & Aikman,
              7.93%, 05/17/2007 ZX............................       1,981
   2,000    Contech Construction Products,
              6.93%, 01/31/2013 Z.............................       2,025
   1,900    Custom Building Products,
              7.02%, 10/20/2011 Z.............................       1,919
   6,000    Dana Corp.,
              7.20%, 03/03/2008 ZX............................       6,040
   3,000    Delphi Corp.,
              7.30%, 10/08/2007 ZX............................       3,041
   6,000    Dunkin Brands, Inc.,
              7.32%, 03/01/2013 Z.............................       6,000
   3,500    Easton-Bell Sports, Inc.,
              6.80%, 03/16/2012 Z.............................       3,536
   2,750    Federal-Mogul Corp.,
              6.81%, 12/09/2006 ZX............................       2,764
   7,000    Lear Corp.,
              7.56%, 04/25/2012 ZQ............................       7,009
   3,491    Invista,
              6.51%, 04/30/2010 Z.............................       3,504
   8,501    Jean Coutu Group,
              7.53%, 07/30/2011 Z.............................       8,574
   1,304    Longyear Holdings, Inc. First Lien,
              7.98%, 07/28/2012 Z.............................       1,320

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            CONSUMER CYCLICAL -- (CONTINUED)
     188    Longyear Holdings, Inc. First Lien Canadian,
              7.98%, 07/28/2012 Z.............................  $      191
   2,000    Longyear Holdings, Inc.,
              11.92%, 11/28/2013 Z............................       2,030
   3,978    Masonite International Corp. Canadian Term Loan,
              7.14%, 04/30/2010 Z.............................       3,938
   3,985    Masonite International Corp. US Term Loan,
              7.14%, 04/30/2010 Z.............................       3,952
   7,272    Neiman Marcus Group,
              7.29%, 04/06/2013 Z.............................       7,366
   3,957    Nortek, Inc.,
              6.62%, 08/27/2011 Z.............................       3,981
   1,000    RJ Tower Corp.,
              8.24%, 02/02/2007 ZX............................       1,012
   5,486    Roundy's Supermarkets, Inc.,
              7.79%, 11/03/2011 Z.............................       5,555
   2,000    Sears Canada, Inc.,
              6.71%, 12/16/2012 Z.............................       2,023
   2,000    Sports Authority, Inc.,
              7.38%, 04/25/2013 GQ............................       1,998
   3,500    Standard Pacific Corp.,
              6.63%, 04/25/2013 GQ............................       3,500
   1,496    Tensar Corp.,
              7.68%, 10/28/2012 Z.............................       1,504
  12,500    Toys R Us, Inc.,
              7.84%, 11/30/2008 ZQ............................      12,495
   3,491    TRW Automotive,
              6.12%, 06/30/2012 Z.............................       3,496
   1,496    United Subcontractors, Inc.,
              7.70%, 12/27/2012 Z.............................       1,496
                                                                ----------
                                                                   118,062
                                                                ----------
            CONSUMER STAPLES -- 4.0%
   1,368    American Seafoods Group,
              6.73%, 09/30/2011 Z.............................       1,384
     750    American Seafoods Group,
              6.86%, 09/30/2012 Z.............................         759
   1,375    Birds Eye Foods, Inc.,
              7.67%, 08/19/2008 Z.............................       1,387
     196    Chiquita Brands International,
              6.83%, 06/28/2012 Z.............................         197
   8,472    Chiquita Brands International,
              6.93%, 06/28/2012 Z.............................       8,532
   6,440    Commonwealth Brands, Inc.,
              6.95%, 12/22/2012 Z.............................       6,513
     930    Dole Food Co.,
              6.67%, 04/12/2013 Z.............................         931
   4,000    Dole Food Co.,
              9.67%, 07/22/2010 Z.............................       4,160
   2,093    Dole Food Co. Term Loan,
              8.50%, 04/12/2013 Z.............................       2,095
   6,977    Dole Food Co. Tranche C,
              8.50%, 04/12/2013 Z.............................       6,973
     381    Johnson Diversey, Inc.,
              2.00%, 12/16/2010 GQ............................         382

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FLOATING RATE FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
SENIOR FLOATING RATE LOAN INTERESTSC -- (CONTINUED)
            CONSUMER STAPLES -- (CONTINUED)
   5,108    Johnson Diversey, Inc.,
              7.15%, 12/16/2011 Z.............................  $    5,170
   1,000    Michael Foods, Inc.,
              6.70%, 11/21/2010 Z.............................       1,010
   3,433    New Page Corp.,
              7.91%, 05/02/2011 Z.............................       3,437
   1,000    Nutro Products, Inc.,
              7.13%, 04/21/2013 Z.............................       1,009
     498    Otis Spunkmeyer, Inc.,
              7.72%, 08/26/2012 Z.............................         503
     404    Pierre Foods, Inc.,
              6.84%, 06/30/2010 Z.............................         408
                                                                ----------
                                                                    44,850
                                                                ----------
            ENERGY -- 1.2%
   2,993    Citgo Petroleum Corp.,
              6.21%, 11/14/2012 Z.............................       2,997
   1,012    Invensys plc,
              9.22%, 09/05/2009 Z.............................       1,033
   1,349    Magellan Midstream Holdings L.P.,
              6.86%, 07/31/2012 Z.............................       1,363
   1,750    MEG Energy Corp.,
              2.00%, 04/03/2013 GQ............................       1,750
   1,750    MEG Energy Corp.,
              7.00%, 04/03/2013 Z.............................       1,769
     774    Targa Resources, Inc.,
              7.05%, 10/31/2012 Z.............................         782
   3,210    Targa Resources, Inc.,
              7.24%, 10/31/2012 Z.............................       3,245
     497    Universal Compression,
              6.48%, 02/15/2012 Z.............................         502
                                                                ----------
                                                                    13,441
                                                                ----------
            FINANCE -- 10.3%
   4,000    Ameritrade Holding Corp.,
              6.49%, 12/31/2011 Z.............................       4,012
   2,000    Ameritrade Holding Corp.,
              6.61%, 12/31/2011 ZQ............................       2,002
   4,000    Avis Budget Car Rental, LLC,
              6.38%, 04/19/2012 G.............................       3,999
   3,000    Buckeye Check Cashing, Inc.,
              7.88%, 05/01/2012 G.............................       3,026
   8,000    Capital Automotive L.P.,
              6.57%, 12/20/2010 Z.............................       8,058
   2,500    Compbenefits Corp.,
              7.88%, 04/10/2012 Z.............................       2,509
   2,505    Conseco, Inc.,
              6.60%, 06/22/2010 Z.............................       2,516
  13,000    General Growth Properties,
              6.20%, 02/24/2010 ZQ............................      12,975
     651    Hertz Corp.,
              1.13%, 12/21/2012 ZQ............................         656
   3,784    Hertz Corp.,
              7.06%, 12/21/2012 Z.............................       3,815

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
     556    Hertz Corp.,
              7.14%, 12/21/2012 Z.............................  $      560
   5,844    Lion Gables Realty L.P.,
              6.57%, 09/30/2006 Z.............................       5,858
   9,392    LNR Properties Corp.,
              7.77%, 02/03/2008 Z.............................       9,452
   2,500    Mattamy Funding Partnership,
              9.00%, 04/11/2013 Z.............................       2,525
   4,006    Newkirk Master L.P. NMLP,
              6.53%, 08/10/2012 ZQ............................       4,031
   2,170    Newkirk Master L.P. T-Two,
              6.53%, 08/10/2012 Z.............................       2,181
   2,000    November 2005 Land Investors LLC,
              7.88%, 05/01/2011 GQ............................       2,008
   2,990    Pivotal Promontory LLC,
              7.77%, 08/30/2010 Z.............................       2,973
  12,500    Residential Capital Corp.,
              6.27%, 07/28/2008 Z.............................      12,430
   4,000    Riley Mezzanine I Corp.,
              9.22%, 02/03/2008 Z.............................       4,040
   2,993    Sedgwick CMS Holdings, Inc.,
              6.98%, 02/24/2013 Z.............................       3,021
   2,000    Technical Olympic,
              7.75%, 08/01/2012 Z.............................       2,020
   5,000    The Rouse Co.,
              6.25%, 08/24/2006 Z.............................       4,997
   8,000    Trizec Properties, Inc.,
              6.31%, 04/07/2007 Z.............................       7,990
   1,093    United Rentals, Inc.,
              6.55%, 02/14/2011 ZQ............................       1,104
   5,362    United Rentals, Inc.,
              6.93%, 02/14/2011 ZQ............................       5,413
                                                                ----------
                                                                   114,171
                                                                ----------
            HEALTH CARE -- 7.9%
   1,496    Accellent, Inc.,
              6.80%, 11/21/2012 Z.............................       1,506
   3,000    AGA Medical Corp.,
              7.38%, 04/26/2013 GQ............................       3,022
   1,000    Alliance Imaging, Inc.,
              7.54%, 12/29/2011 Z.............................       1,004
   2,000    Ameripath, Inc.,
              7.06%, 10/31/2013 G.............................       2,019
   1,000    DJ Orthopedics LLC,
              6.56%, 04/07/2013 Z.............................       1,004
  13,500    Fresenius Medical Care AG,
              6.37%, 03/23/2012 Z.............................      13,494
   1,000    Golden Gate National,
              7.96%, 03/14/2011 Z.............................       1,007
   1,949    Healthcare Partners LLC,
              6.83%, 03/02/2011 Z.............................       1,966
  12,000    Healthsouth Corp.,
              8.12%, 03/07/2013 Z.............................      12,110
   3,500    Healthsouth Corp.,
              9.40%, 03/07/2007 Z.............................       3,471

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
SENIOR FLOATING RATE LOAN INTERESTSC -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
   1,990    Healthtronics, Inc.,
              6.72%, 03/23/2011 Z.............................  $    1,975
     794    Lifecare Holdings, Inc.,
              7.07%, 08/11/2012 Z.............................         751
   4,124    Lifepoint Hospitals, Inc.,
              6.14%, 04/15/2012 Z.............................       4,142
   2,000    Multiplan Corp.,
              6.86%, 04/13/2013 Z.............................       2,013
   5,500    National Renal Institutes, Inc.,
              8.94%, 03/31/2013 ZQ............................       5,541
   4,000    Quintiles Transnational Corp.,
              6.82%, 03/31/2013 Z.............................       4,024
   2,488    Renal Advantage, Inc.,
              7.37%, 10/05/2012 Z.............................       2,519
   2,476    Select Medical Corp.,
              6.51%, 02/24/2012 Z.............................       2,452
   1,489    Skilled Healthcare Group, Inc.,
              7.78%, 06/15/2012 Z.............................       1,504
   3,990    Vanguard Health Holdings Company II LLC,
              6.86%, 09/23/2011 Z.............................       4,046
   5,627    Ventiv Health, Inc.,
              6.44%, 10/05/2011 Z.............................       5,648
     162    Warner Chilcott Corp.,
              7.13%, 01/18/2012 ZQ............................         163
   3,777    Warner Chilcott Corp.,
              7.32%, 01/18/2012 Z.............................       3,793
     810    Warner Chilcott Corp.,
              7.33%, 01/18/2012 ZQ............................         813
   1,522    Warner Chilcott Corp. Term Loan C,
              7.54%, 01/18/2005 Z.............................       1,534
     703    Warner Chilcott Corp. Term Loan D,
              7.54%, 01/18/2012 Z.............................         709
   5,000    Waterpik Technologies, Inc.,
              13.25%, 10/20/2013 Z............................       5,075
                                                                ----------
                                                                    87,305
                                                                ----------
            SERVICES -- 19.0%
   1,000    24 Hour Fitness Worldwide, Inc.,
              7.85%, 06/08/2012 Z.............................       1,007
   4,988    Acosta, Inc.,
              7.07%, 12/06/2012 Z.............................       5,044
   1,000    Acosta, Inc.,
              10.63%, 06/06/2013 Z............................       1,027
   5,000    Advantage Sales & Marketing, Inc.,
              6.90%, 03/31/2013 Z.............................       5,037
   3,990    Affiliated Computer Services, Inc.,
              6.43%, 03/20/2013 Z.............................       4,020
   7,871    Affinion Group,
              7.51%, 10/07/2012 Z.............................       7,894
  10,230    Allied Waste,
              6.72%, 01/15/2012 Z.............................      10,257
   4,629    Allied Waste,
              6.79%, 01/15/2012 Z.............................       4,643
   3,990    AMC Entertainment, Inc.,
              7.05%, 01/26/2013 Z.............................       4,028

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            SERVICES -- (CONTINUED)
   3,000    Bresnan Communications LLC,
              6.92%, 09/29/2013 Z.............................  $    3,031
   5,268    Carmike Cinemas, Inc.,
              7.38%, 05/19/2012 Z.............................       5,304
   3,484    CCM Merger, Inc.,
              6.77%, 08/01/2012 Z.............................       3,500
   3,000    Century Theaters, Inc.,
              6.70%, 03/01/2013 Z.............................       3,027
   2,997    Coinmach Corp.,
              7.69%, 12/16/2010 Z.............................       3,041
   2,000    CSC Holdings, Inc.,
              6.15%, 02/24/2012 Z.............................       2,001
   5,000    CSC Holdings, Inc.,
              6.66%, 03/24/2013 Z.............................       5,017
     437    Dex Media West LLC,
              6.30%, 03/09/2010 Z.............................         438
   1,995    F & W Publications, Inc.,
              7.82%, 08/05/2012 Z.............................       2,002
   3,250    Fender Musical Instrument Group,
              9.21%, 09/30/2012 Z.............................       3,299
   1,808    Fidelity National Information Services, Inc.,
              6.34%, 03/09/2013 Z.............................       1,811
   3,473    Fidelity National Information Services, Inc.,
              6.58%, 03/09/2013 Z.............................       3,490
   2,000    Frontiervision Operating Partners, L.P.,
              9.24%, 12/19/2006 ZX............................       2,002
     106    FSC Acquisition, LLC,
              1.11%, 08/01/2012 GQ............................         106
     887    FSC Acquisition, LLC,
              7.09%, 08/01/2012 Z.............................         888
     499    Gray Television, Inc.,
              6.48%, 05/22/2013 Z.............................         502
   1,496    Gray Television, Inc.,
              6.49%, 11/22/2012 Z.............................       1,504
   2,000    Greektown Holdings LLC,
              7.55%, 12/01/2012 Z.............................       2,030
   5,500    Hallmark Entertainment LLC,
              7.49%, 12/31/2011 Z.............................       5,569
   2,700    Hilton Hotels Corp.,
              6.25%, 02/12/2013 Z.............................       2,709
     995    Hit Entertainment, Inc.,
              7.17%, 08/26/2012 Z.............................       1,001
   1,990    Isle of Capri Black Hawk LLC,
              6.76%, 10/24/2011 Z.............................       2,000
   6,412    Lake At Las Vegas Joint Venture LLC,
              7.46%, 02/01/2010 Z.............................       6,434
   3,250    LBI Media, Inc.,
              6.62%, 05/01/2012 GQ............................       3,254
   4,700    MGM Holdings II, Inc.,
              7.18%, 04/08/2012 Z.............................       4,748
  14,143    MGM Mirage,
              6.26%, 04/25/2010 Z.............................      14,148
   2,494    Montecito Broadcast Group LLC,
              7.72%, 01/25/2013 Z.............................       2,531
   1,000    New Publications, Inc.,
              12.32%, 02/05/2013 Z............................         985

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FLOATING RATE FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
SENIOR FLOATING RATE LOAN INTERESTSC -- (CONTINUED)
            SERVICES -- (CONTINUED)
   3,000    Newspaper Holdings, Inc.,
              6.19%, 08/24/2012 Z.............................  $    3,008
   4,488    Opbiz LLC,
              6.09%, 08/31/2010 Z.............................       4,376
       8    Opbiz LLC,
              8.97%, 08/31/2010 Z.............................           8
     995    PBI Media, Inc.,
              7.29%, 09/30/2012 Z.............................         995
   1,000    PBI Media, Inc.,
              11.13%, 09/30/2013 Z............................         990
   1,990    Penn National Gaming, Inc.,
              6.66%, 07/05/2012 Z.............................       2,010
   2,213    Per-Se Technologies, Inc.,
              7.23%, 01/05/2013 Z.............................       2,240
   3,812    Pinnacle Foods,
              8.23%, 11/25/2010 Z.............................       3,868
   2,993    Quebecor Media, Inc.,
              7.07%, 01/17/2013 Z.............................       3,030
   6,982    Raycom TV Broadcasting, Inc.,
              6.50%, 07/27/2013 Z.............................       6,999
   3,985    Regal Cinemas, Inc.,
              6.68%, 11/10/2010 Z.............................       4,007
   6,500    Sensata Technologies,
              6.85%, 04/21/2013 ZQ............................       6,526
   1,247    SFX Entertainment, Inc.,
              7.23%, 06/21/2013 Z.............................       1,249
   1,000    Southern Graphic Systems,
              1.50%, 12/30/2011 GQ............................       1,003
   1,995    Southern Graphic Systems,
              7.29%, 12/30/2011 Z.............................       2,015
   5,000    Southwest Sports Group LLC,
              7.40%, 12/22/2010 Z.............................       5,038
   9,952    Sungard Data Systems, Inc.,
              7.15%, 08/08/2012 Z.............................      10,061
   3,951    US Investigations Services,
              7.35%, 10/14/2012 Z.............................       4,006
     989    US Investigations Services,
              7.43%, 10/14/2012 Z.............................       1,003
   2,333    Venetian Macau Ltd. Delayed Draw Term Note,
              7.88%, 04/06/2012 GQ............................       2,336
   4,667    Venetian Macau Ltd. Term Loan,
              7.88%, 04/06/2013 GQ............................       4,728
   2,500    Washington Country Casino Resort LLC,
              8.88%, 11/07/2011 VZ............................       2,500
   2,000    Wembley, Inc.,
              8.71%, 08/15/2012 Z.............................       2,033
   1,500    Wideopen,
              7.38%, 05/01/2013 G.............................       1,500
   1,000    Wideopen,
              9.93%, 05/01/2013 G.............................       1,020
     500    Wideopen,
              10.13%, 05/01/2013 G............................         500
   2,815    Yonkers Racing Corp.,
              5.38%, 08/12/2011 ZQ............................       2,861

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            SERVICES -- (CONTINUED)
   1,685    Yonkers Racing Corp.,
              6.65%, 08/12/2011 ZQ............................  $    1,713
                                                                ----------
                                                                   210,952
                                                                ----------
            TECHNOLOGY -- 9.2%
   1,989    Adelphia Communications Corp.,
              6.90%, 08/07/2006 ZX............................       1,994
   1,500    Alaska Communication Systems Holdings, Inc. 2006
              Incremental Loan,
              6.69%, 02/01/2012Z..............................       1,511
   4,000    Alaska Communication Systems Holdings, Inc. Term
              Loan,
              6.69%, 02/01/2012Z..............................       4,024
   1,882    American Reprographics Co. LLC,
              6.70%, 12/20/2012 Z.............................       1,897
   1,500    Aspect Software, Inc.,
              7.44%, 09/22/2012 Z.............................       1,519
   3,000    Caribe Information Investment, Inc.,
              7.35%, 03/29/2013 Z.............................       3,028
   2,500    CCC Information Services Group, Inc.,
              7.58%, 02/10/2013 Z.............................       2,530
   2,987    Cellnet Data Systems, Inc.,
              7.90%, 04/26/2012 Z.............................       3,014
   9,006    Charter Communications Operating LLC,
              7.69%, 04/27/2011 Z.............................       9,025
   1,654    Charter Communications Operating LLC,
              7.75%, 04/28/2013 ZQ............................       1,660
   1,498    Charter Communications Operating LLC,
              7.86%, 04/27/2010 Z.............................       1,498
   3,980    Cincinnati Bell, Inc.,
              6.30%, 08/31/2012 Z.............................       4,007
   2,310    Cinram International,
              6.99%, 09/30/2009 Z.............................       2,315
   2,455    Davita, Inc.,
              6.47%, 10/05/2011 Z.............................       2,467
     980    Davita, Inc.,
              6.95%, 07/07/2012 Z.............................         989
   2,000    Extensity S.A.R.L.,
              7.56%, 03/14/2011 Z.............................       2,006
   3,115    Intelsat Ltd.,
              6.70%, 07/28/2011 Z.............................       3,135
   2,985    Leap Wireless International, Inc.,
              7.41%, 01/10/2011 Z.............................       3,024
   2,986    Leap Wireless International, Inc.,
              7.42%, 01/10/2011 Z.............................       3,023
   1,000    Madison River Capital LLC,
              7.26%, 07/29/2012 Z.............................       1,012
   4,500    Mediacom Broadband,
              6.87%, 01/31/2015 GQ............................       4,500
   2,500    Mediacom Broadband,
              6.88%, 01/31/2015 GQ............................       2,500
   2,000    Mediacom LLC,
              6.50%, 09/30/2012 Z.............................       1,996
   1,000    Mediacom LLC,
              6.88%, 01/31/2015 GQ............................       1,000

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
SENIOR FLOATING RATE LOAN INTERESTSC -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   1,247    Merrill Communications LLC,
              7.24%, 12/22/2012 Z.............................  $    1,255
   1,489    Ntelos, Inc.,
              7.47%, 08/24/2011 Z.............................       1,508
   3,000    Ntelos, Inc.,
              9.94%, 02/24/2012 Z.............................       3,040
   2,000    Olympus Cable Holding LLC,
              9.90%, 09/30/2010 ZX............................       1,954
  11,477    R.H. Donnelley, Inc.,
              6.41%, 06/30/2011 ZQ............................      11,508
     208    RCN Corp.,
              9.12%, 12/21/2011 Z.............................         212
   2,907    RCN Corp.,
              9.21%, 12/21/2011 Z.............................       2,929
   3,388    Spectrum Brands, Inc.,
              7.37%, 02/06/2012 Z.............................       3,398
   2,000    Stratos Global Corp.,
              7.73%, 02/13/2012 Z.............................       2,020
   7,000    UPC Financing Partnership,
              7.28%, 09/30/2012 ZQ............................       7,045
   3,000    UPC Financing Partnership,
              7.73%, 12/31/2011 ZQ............................       3,023
                                                                ----------
                                                                   101,566
                                                                ----------
            TRANSPORTATION -- 3.3%
   7,500    Delta Air Lines, Inc.,
              10.82%, 03/16/2008 ZX...........................       7,697
   2,494    Kenan Advantage Group,
              7.95%, 12/16/2011 Z.............................       2,519
   2,000    Northwest Airlines, Inc.,
              10.06%, 11/23/2009 ZX...........................       2,028
   5,000    Northwest Airlines, Inc.,
              11.54%, 11/23/2010 ZX...........................       5,104
   1,649    Ozburn-Hessey Holding Co. LLC,
              7.24%, 08/05/2012 Z.............................       1,670
     810    Railamerica,
              7.06%, 09/29/2011 Z.............................         821
   4,128    Sirva Worldwide, Inc.,
              9.56%, 12/01/2010 Z.............................       4,092
   1,010    Transport Industries L.P.,
              7.80%, 09/30/2011 Z.............................       1,024
   4,813    United Air Lines, Inc.,
              8.63%, 02/01/2012 Z.............................       4,881
     688    United Air Lines, Inc.,
              8.75%, 02/01/2012 Z.............................         698
   6,000    US Airways Group, Inc.,
              8.50%, 03/31/2011 Z.............................       6,073
                                                                ----------
                                                                    36,607
                                                                ----------
            UTILITIES -- 6.6%
   6,713    Allegheny Energy, Inc.,
              6.38%, 06/16/2010 Z.............................       6,718
   1,289    Allegheny Energy Supply Co. LLC,
              6.34%, 07/20/2012 Z.............................       1,292

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            UTILITIES -- (CONTINUED)
     355    Astoria Generating Co. Acquisitions LLC Letter of
              Credit,
              6.94%, 02/23/2012 Z.............................  $      360
   1,645    Astoria Generating Co. Acquisitions LLC Term Loan
              B,
              6.94%, 02/23/2012 Z.............................       1,663
   4,500    Astoria Generating Co. Acquisitions LLC,
              8.60%, 08/23/2013 Z.............................       4,588
   1,996    Calpine Corp.,
              7.13%, 12/22/2007 ZX............................       2,027
   2,649    Calpine Corp.,
              8.98%, 12/22/2007 ZX............................       2,717
     131    Ceh La Paloma Merger Co. LLC,
              6.75%, 08/16/2012 Z.............................         132
   2,000    Ceh La Paloma Merger Co. LLC,
              8.41%, 08/16/2013 Z.............................       2,031
      62    Ceh La Paloma Merger Co. LLC Term Loan,
              6.73%, 08/16/2012 Z.............................          62
     772    Ceh La Paloma Merger Co. LLC Term Loan B,
              6.73%, 08/16/2012 Z.............................         780
   2,000    Coleto Creek WLE L.P.,
              8.23%, 06/30/2012 Z.............................       2,008
   3,000    Dynegy Holdings, Inc.,
              6.71%, 01/31/2012 Z.............................       3,000
   9,500    El Paso Energy Corp.,
              7.46%, 11/23/2009 Z.............................       9,591
   2,653    El Paso Energy Corp.,
              7.70%, 11/23/2009 Z.............................       2,679
   1,485    Epco Holdings, Inc.,
              7.09%, 08/15/2010 Z.............................       1,500
     121    LSP General Finance Co. LLC Delayed Draw,
              6.88%, 04/13/2013 GQ............................         122
   2,879    LSP General Finance Co. LLC First Lien,
              6.88%, 04/13/2013 GQ............................       2,891
  11,970    Mirant North America LLC,
              6.56%, 01/03/2013 Z.............................      12,068
   6,108    NRG Energy, Inc.,
              6.82%, 01/27/2013 Z.............................       6,171
   6,392    NRG Energy, Inc.,
              6.92%, 01/27/2013 Z.............................       6,451
   2,002    Reliant Energy, Inc.,
              6.89%, 04/30/2010 Z.............................       2,001
   1,001    Reliant Energy, Inc.,
              7.47%, 04/30/2010 Z.............................       1,000
   1,452    Semcrude L.P. (Aka Semgroup),
              7.40%, 03/01/2011 Z.............................       1,454
                                                                ----------
                                                                    73,306
                                                                ----------
            Total senior floating rate interests
              (cost $969,292).................................  $  971,502
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FLOATING RATE FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 5.6%
            CONSUMER STAPLES -- 0.5%
   5,002    Cargill, Inc.,
              4.81%, 05/01/2006...............................  $    4,999
                                                                ----------
            FINANCE -- 0.3%
   2,907    State Street Bank Money Market Variable Rate,
              Current Rate -- 3.52% K.........................       2,907
                                                                ----------
            REPURCHASE AGREEMENTS -- 4.8%
  18,077    BNP Paribas Repurchase Agreement,
              4.67%, 05/01/2006...............................      18,077
  16,786    RBS Greenwich Repurchase Agreement,
              4.65%, 05/01/2006...............................      16,786
  19,204    UBS Warburg Securities, Inc. Repurchase Agreement,
              4.68%, 05/01/2006...............................      19,204
                                                                ----------
                                                                    54,067
                                                                ----------
            Total short-term investments
              (cost $61,973)..................................  $   61,973
                                                                ----------
            Total investments in securities
              (cost $1,171,184) O.............................  $1,174,209
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.95% of total net assets at April 30, 2006.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $1,171,184 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 4,588
      Unrealized depreciation.........................   (1,563)
                                                        -------
      Net unrealized appreciation.....................  $ 3,025
                                                        =======

  X The company is in bankruptcy. The bank loan or bond held by the fund is not in default and interest payments are expected in the future.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED        SHARES/PAR            SECURITY           COST BASIS
      --------        ----------            --------           ----------
      July 2005 -
      November 2005     3,000      Calpine Generating Co.        $3,053
      October 2006      2,500      Washington Country Casino
                                   Resort LLC                     2,500

     The aggregate value of these securities at April 30, 2006 was $5,635, which represents 0.51% of total net assets.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at January 31, 2006, was $18,576, which represents 1.67% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  G The interest rate disclosed for these securities represents an estimated yield as of April 30, 2006.

  Z The interest rate disclosed for these securities represents the effective yield as of April 30, 2006.

  Q The cost of securities purchased on a when-issued basis at April 30, 2006 was $72,313.

  C Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD FOCUS FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                             MARKET
SHARES                                                       VALUE U
------                                                       -------
 COMMON STOCK -- 99.9%
         BASIC MATERIALS -- 3.0%
  58     Dow Chemical Co. .................................  $ 2,347
                                                             -------
         CAPITAL GOODS -- 2.0%
  18     Deere & Co. ......................................    1,598
                                                             -------
         CONSUMER CYCLICAL -- 3.7%
  52     D.R. Horton, Inc. ................................    1,552
  78     Dollar General Corp. .............................    1,360
                                                             -------
                                                               2,912
                                                             -------
         CONSUMER STAPLES -- 4.2%
  25     Clorox Co. .......................................    1,617
  30     Procter & Gamble Co. .............................    1,717
                                                             -------
                                                               3,334
                                                             -------
         ENERGY -- 7.0%
  53     Exxon Mobil Corp. ................................    3,337
  97     Williams Cos., Inc. ..............................    2,134
                                                             -------
                                                               5,471
                                                             -------
         FINANCE -- 22.6%
  82     Citigroup, Inc. ..................................    4,101
  55     Countrywide Financial Corp. ......................    2,253
  25     Federal Home Loan Mortgage Corp. .................    1,514
  27     Muenchener Rueckversicherungs-Gesellschaft AG D...    3,865
  13     State Street Corp. ...............................      817
  27     UBS AG............................................    3,155
  41     UnitedHealth Group, Inc. .........................    2,024
                                                             -------
                                                              17,729
                                                             -------
         HEALTH CARE -- 13.7%
  30     Amgen, Inc. B.....................................    2,051
 105     Boston Scientific Corp. B.........................    2,445
  29     Cardinal Health, Inc. ............................    1,926
  51     Lilly (Eli) & Co. ................................    2,699
  34     Sanofi-Aventis S.A. ADR...........................    1,618
                                                             -------
                                                              10,739
                                                             -------
         SERVICES -- 14.5%
  55     Accenture Ltd. Class A............................    1,602
  59     Comcast Corp. Class A B...........................    1,838
 158     Sun Microsystems, Inc. B..........................      791
  20     United Parcel Service, Inc. Class B...............    1,589
  62     Viacom, Inc. Class B B............................    2,460
  51     Walt Disney Co. ..................................    1,420
  84     XM Satellite Radio Holdings, Inc. Class A B.......    1,707
                                                             -------
                                                              11,407
                                                             -------
         TECHNOLOGY -- 27.7%
  44     AT&T, Inc. .......................................    1,148
 116     Cisco Systems, Inc. B.............................    2,428
 114     EMC Corp. B.......................................    1,535
 117     General Electric Co. .............................    4,061
  36     Lexmark International, Inc. ADR B.................    1,753
  45     Medtronic, Inc. ..................................    2,250
  25     Mercury Interactive Corp. B.......................      907
 113     Microsoft Corp. ..................................    2,719

                                                             MARKET
SHARES                                                       VALUE U
------                                                       -------
         TECHNOLOGY -- (CONTINUED)
  42     Nokia Oyj ADR.....................................  $   952
   2     Samsung Electronics Co., Ltd. D...................    1,124
 118     Sprint Nextel Corp. ..............................    2,914
                                                             -------
                                                              21,791
                                                             -------
         UTILITIES -- 1.5%
  22     Exelon Corp. .....................................    1,210
                                                             -------
         Total common stock
           (cost $76,544)..................................  $78,538
                                                             -------
SHORT-TERM INVESTMENTS -- 0.2%
         REPURCHASE AGREEMENTS -- 0.2%
  29     Bank of America Securities Joint Repurchase
           Agreement,
           4.78%, 05/01/2006...............................  $    29
  19     Credit Suisse First Boston TriParty Joint
           Repurchase Agreement,
           4.79%, 05/01/2006...............................       19
  30     Deutsche Bank TriParty Joint Repurchase Agreement,
           4.79%, 05/01/2006...............................       30
  12     JP Morgan Chase TriParty Joint Repurchase
           Agreement,
           4.76%, 05/01/2006...............................       12
  27     Morgan Stanley & Co., Inc. TriParty Joint
           Repurchase Agreement,
           4.78%, 05/01/2006...............................       27
   4     UBS Securities LLC Deliverable Repurchase
           Agreement,
           4.70%, 05/01/2006...............................        4
  48     UBS Securities LLC TriParty Joint Repurchase
           Agreement,
           4.77%, 05/01/2006...............................       48
                                                             -------
         Total short-term investments
           (cost $169).....................................  $   169
                                                             -------
         Total investments in securities
           (cost $76,713) O................................  $78,707
                                                             =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.62% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $4,989, which represents 6.34% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $77,704 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 2,856
      Unrealized depreciation.........................   (1,853)
                                                        -------
      Net unrealized appreciation.....................  $ 1,003
                                                        =======

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GLOBAL COMMUNICATIONS FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
 COMMON STOCK -- 93.9%
            COMMUNICATIONS EQUIPMENT MANUFACTURING -- 3.2%
     60     Powerwave Technologies, Inc. B....................  $   663
     30     Syniverse Holdings, Inc. B........................      533
                                                                -------
                                                                  1,196
                                                                -------
            ENTERTAINMENT -- CABLE & OTHER SUBSCRIP PROGRAMMING -- 0.1%
      1     Comcast Corp. Class A B...........................       43
                                                                -------
            INDUSTRIAL MACHINERY AND EQUIPMENT RENTAL AND LEASE -- 2.2%
    203     Westell Technologies, Inc. Class A B..............      804
                                                                -------
            OTHER INFORMATION SERVICES -- 1.9%
     29     AFK Sistema GDR B M...............................      711
                                                                -------
            OTHER TELECOMMUNICATIONS -- 22.6%
     63     Brasil Telecom S.A. ADR H.........................      986
  2,626     China Telecom Corp. Ltd. D........................      918
     66     France Telecom S.A. D.............................    1,538
     57     Tele Norte Leste Participacoes S.A. ADR...........    1,040
     26     Telefonica S.A. ADR...............................    1,232
    122     Telenor ASA B D...................................    1,420
     13     Telkom South Africa Ltd. ADR......................    1,257
                                                                -------
                                                                  8,391
                                                                -------
            SEMICONDUCTOR, ELECTRONIC COMPONENT MANUFACTURING -- 0.1%
     --     Samsung Electronics Co., Ltd. D...................       48
                                                                -------
            SOFTWARE PUBLISHERS -- 7.8%
    213     KongZhong Corp. ADR B.............................    2,898
                                                                -------
            TELECOMMUNICATION RESELLERS -- 0.9%
     16     Chunghwa Telecom Co., Ltd. ADR....................      330
      1     Maroc Telecom S.A. D..............................       15
     --     Telecom Egypt ADR M...............................        3
                                                                -------
                                                                    348
                                                                -------
            WIRED TELECOMMUNICATIONS CARRIERS -- 13.0%
     33     AT&T, Inc. .......................................      873
     48     Deutsche Telekom AG B DH..........................      862
     34     Neustar, Inc. B...................................    1,197
     43     Philippine Long Distance Telephone Co. D..........    1,713
     65     Telecom Italia S.p.A. DH..........................      163
                                                                -------
                                                                  4,808
                                                                -------
            WIRELESS COMMUNICATIONS SERVICES -- 19.1%
     43     Citizens Communications Co. ......................      574
    392     Dobson Communications Corp. B.....................    3,528
     37     FairPoint Communications, Inc. ...................      491
     46     General Communication, Inc. Class A B.............      557
    339     Suncom Wireless Holdings, Inc. B..................      611
    127     UbiquiTel, Inc. B.................................    1,318
                                                                -------
                                                                  7,079
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            WIRELESS TELECOMMUNICATIONS CARRIERS -- 23.0%
     55     Citigroup Global Certificate -- Bharti
              Televentures B M D..............................  $   496
     43     Mobile Telesystems OJSC ADR B.....................    1,417
     11     Mobinil-Egyptian Mobile Service...................      297
    132     MTN Group Ltd. M D................................    1,314
    108     Sprint Nextel Corp. ..............................    2,684
     76     Turkcell Iletisim Hizmet ADR......................    1,290
     15     Vimpel-Communications ADR B.......................      703
     20     Vodafone -- Egypt.................................      303
                                                                -------
                                                                  8,504
                                                                -------
            Total common stock
              (cost $30,179)..................................  $34,830
                                                                -------
PREFERRED STOCKS -- 3.5%
            OTHER TELECOMMUNICATIONS -- 3.5%
     17     Telecomunicacoes de Sao Paulo S.A. H..............  $   419
     32     Telemar Norte Leste S.A. .........................      882
                                                                -------
            Total preferred stocks
              (cost $1,095)...................................  $ 1,301
                                                                -------
            Total long-term investments
              (cost $31,274)..................................  $36,131
                                                                -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.0%
            REPURCHASE AGREEMENTS -- 2.0%
 $  125     Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $   125
     83     Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       83
    127     Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................      127
     51     JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       51
    115     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................      115
     19     UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................       19
    205     UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................      205
                                                                -------
                                                                    725
                                                                -------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
  SHARES                                                         VALUE U
-----------                                                    -----------
           SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
           LENDING -- 5.0%
     1,853 BNY Institutional Cash Reserve Fund...............   $   1,853
                                                                ---------
           Total short-term investments
             (cost $2,578)...................................   $   2,578
                                                                ---------
           Total investments in securities
             (cost $33,852)..................................   $  38,709
                                                                =========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 52.20% of total net assets at April 30, 2006.
  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $8,487, which represents 22.89% of total net assets.
  O At April 30, 2006, the cost of securities for federal income tax purposes was $33,872 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $5,302
      Unrealized depreciation..........................    (465)
                                                         ------
      Net unrealized appreciation......................  $4,837
                                                         ======

  B  Currently non-income producing.
  H  Security is partially on loan at April 30, 2006.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $2,524, which represents 6.81% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of April 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
Brazil                                                  9.0%
---------------------------------------------------------------
China                                                   2.5
---------------------------------------------------------------
Egypt                                                   1.6
---------------------------------------------------------------
France                                                  4.1
---------------------------------------------------------------
Germany                                                 2.3
---------------------------------------------------------------
Italy                                                   0.4
---------------------------------------------------------------
Luxembourg                                              1.3
---------------------------------------------------------------
Morocco                                                 0.0
---------------------------------------------------------------
Norway                                                  3.8
---------------------------------------------------------------
Philippines                                             4.6
---------------------------------------------------------------
Russia                                                  5.7
---------------------------------------------------------------
South Africa                                            6.9
---------------------------------------------------------------
South Korea                                             2.0
---------------------------------------------------------------
Spain                                                   3.3
---------------------------------------------------------------
Taiwan                                                  0.9
---------------------------------------------------------------
Turkey                                                  3.5
---------------------------------------------------------------
United States                                          45.5
---------------------------------------------------------------
Short Term Investments                                  7.0
---------------------------------------------------------------
Other Assets & Liabilities                             -4.4
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 96.7%
            COMMERCIAL BANKING -- 7.9%
     10     State Street Corp. ...............................  $   634
     12     UBS AG DH.........................................    1,361
                                                                -------
                                                                  1,995
                                                                -------
            CONSUMER LENDING -- 1.5%
      6     Takefuji Corp. DH.................................      377
                                                                -------
            CREDIT CARD ISSUING -- 1.4%
     13     Aeon Credit Service Co., Ltd. DH..................      358
                                                                -------
            DEPOSITORY CREDIT BANKING -- 16.4%
     21     Bank of America Corp. ............................    1,068
      8     Canadian Western Bank.............................      298
     20     Citigroup, Inc. ..................................    1,024
     17     Golden West Financial Corp. ......................    1,193
      8     Signature Bank B..................................      286
      6     Webster Financial Corp. ..........................      258
                                                                -------
                                                                  4,127
                                                                -------
            INSURANCE CARRIERS -- 20.7%
     20     ACE Ltd. .........................................    1,128
      8     AMBAC Financial Group, Inc. ......................      642
     15     American International Group, Inc. ...............    1,005
      7     MBIA, Inc. .......................................      435
      5     Metlife, Inc. ....................................      255
     11     Reinsurance Group of America, Inc. ...............      548
     21     St. Paul Travelers Cos., Inc. ....................      925
     13     UnumProvident Corp. ..............................      262
                                                                -------
                                                                  5,200
                                                                -------
            INTERNATIONAL TRADE FINANCING (FOREIGN BANKS) -- 32.0%
     15     ABN AMRO Holding N.V. DH..........................      442
     78     Banca Intesa S.p.A. DH............................      463
     49     Banco Bilbao Vizcaya Argentaria S.A. DH...........    1,082
     97     Barclays plc D....................................    1,207
     45     Capitalia S.p.A. DH...............................      395
      9     Commerzbank AG D..................................      354
     14     Credit Suisse Group H.............................      885
     --     Mitsubishi UFJ Financial Group, Inc. D............      907
     57     Shinsei Bank Ltd. D...............................      398
     96     UniCredito Italiano S.p.A. DH.....................      721
     61     Westpac Banking Corp. DH..........................    1,167
                                                                -------
                                                                  8,021
                                                                -------
            MONETARY AUTHORITIES -- CENTRAL BANK -- 1.4%
      5     Canadian Imperial Bank of Commerce H..............      348
                                                                -------
            NONDEPOSITORY CREDIT BANKING -- 7.2%
     11     Capital One Financial Corp. ......................      954
     13     Countrywide Financial Corp. ......................      508
      6     Federal Home Loan Mortgage Corp. .................      360
                                                                -------
                                                                  1,822
                                                                -------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            SECURITIES AND COMMODITY EXCHANGES -- 1.8%
      5     Euronext DH.......................................  $   449
                                                                -------
            SECURITIES, COMMODITIES AND BROKERAGE -- 6.4%
     13     E*Trade Financial Corp. B.........................      313
      3     Goldman Sachs Group, Inc. ........................      545
     10     Merrill Lynch & Co., Inc. ........................      747
                                                                -------
                                                                  1,605
                                                                -------
            Total common stock
              (cost $17,877)..................................  $24,302
                                                                -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 25.4%
            REPURCHASE AGREEMENTS -- 2.5%
 $  108     Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $   108
     71     Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       71
    109     Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................      109
     44     JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       44
     98     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................       98
     16     UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................       16
    176     UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................      176
                                                                -------
                                                                    622
                                                                -------

SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 22.9%
  5,765     Navigator Prime Portfolio.........................    5,765
                                                                -------
            Total short-term investments
              (cost $6,387)...................................  $ 6,387
                                                                -------
            Total investments in securities
              (cost $24,264) O................................  $30,689
                                                                =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 44.61% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $9,681, which represents 38.51% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $24,397 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $6,362
      Unrealized depreciation..........................     (70)
                                                         ------
      Net unrealized appreciation......................  $6,292
                                                         ======

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of April 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
Australia                                               4.6%
---------------------------------------------------------------
Canada                                                  2.6
---------------------------------------------------------------
Germany                                                 1.4
---------------------------------------------------------------
Italy                                                   6.3
---------------------------------------------------------------
Japan                                                   8.1
---------------------------------------------------------------
Netherlands                                             3.5
---------------------------------------------------------------
Spain                                                   4.3
---------------------------------------------------------------
Switzerland                                             8.9
---------------------------------------------------------------
United Kingdom                                          4.8
---------------------------------------------------------------
United States                                          52.1
---------------------------------------------------------------
Short Term Investments                                 25.4
---------------------------------------------------------------
Other Assets & Liabilities                            -22.1
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GLOBAL HEALTH FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.4%
            AGENCIES, BROKERAGES, OTHER INSURANCE ACTIVITIES -- 0.5%
      57    Medco Health Solutions, Inc. B....................  $  3,055
                                                                --------
            BASIC CHEMICAL MANUFACTURING -- 0.8%
     100    Bayer AG DH.......................................     4,608
                                                                --------
            DRUGS & DRUGGISTS SUNDRIES WHOLESALERS -- 5.7%
     171    Cardinal Health, Inc. ............................    11,483
     454    McKesson Corp. ...................................    22,070
                                                                --------
                                                                  33,553
                                                                --------
            ELECTRICAL EQUIPMENT MANUFACTURING -- 1.0%
     203    Olympus Corp. DH..................................     5,807
                                                                --------
            GENERAL MEDICAL AND SURGICAL HOSPITALS -- 1.0%
     138    Triad Hospitals, Inc. B...........................     5,694
                                                                --------
            HEALTH AND PERSONAL CARE STORES -- 2.1%
     416    CVS Corp. ........................................    12,360
                                                                --------
            INSURANCE CARRIERS -- 6.3%
     446    Aetna, Inc. ......................................    17,163
     355    UnitedHealth Group, Inc. .........................    17,641
      63    Wellcare Health Plans, Inc. BH....................     2,622
                                                                --------
                                                                  37,426
                                                                --------
            MEDICAL EQUIPMENT & SUPPLIES MANUFACTURING -- 7.1%
     366    Baxter International, Inc. .......................    13,798
     225    Biomet, Inc. .....................................     8,369
     591    Boston Scientific Corp. B.........................    13,742
     176    Terumo Corp. DH...................................     6,314
                                                                --------
                                                                  42,223
                                                                --------
            NAVIGATE, MEASURE, CONTROL INSTRUMENT MANUFACTURING -- 5.5%
     444    Bruker BioSciences Corp. B........................     2,600
     600    Medtronic, Inc. ..................................    30,087
                                                                --------
                                                                  32,687
                                                                --------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- 57.8%
     686    Abbott Laboratories...............................    29,332
     327    Amgen, Inc. B.....................................    22,124
     299    Amylin Pharmaceuticals, Inc. BH...................    13,021
     189    Array BioPharma, Inc. BH..........................     1,398
     451    Astellas Pharma, Inc. D...........................    18,817
     569    AstraZeneca plc ADR...............................    31,363
     150    AtheroGenics, Inc. BH.............................     2,124
     313    Bristol-Myers Squibb Co. .........................     7,934
     150    Cephalon, Inc. BH.................................     9,833
     602    Cytokinetics, Inc. BH.............................     4,366
     731    Daiichi Sankyo Co., Ltd. D........................    18,795
     450    Eisai Co., Ltd. DH................................    20,523
     624    Elan Corp. plc ADR B..............................     9,181
     275    Forest Laboratories, Inc. B.......................    11,117
      91    Genzyme Corp. B...................................     5,578
     183    Gilead Sciences, Inc. B...........................    10,534
      45    Hospira, Inc. B...................................     1,740
      76    Ipsen B MH........................................     3,402

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- (CONTINUED)
     251    Lilly (Eli) & Co. ................................  $ 13,294
     119    MedImmune, Inc. B.................................     3,754
     124    NPS Pharmaceuticals, Inc. BH......................     1,060
     344    Panacos Pharmaceuticals, Inc. BH..................     2,406
     316    Sanofi-Aventis S.A. ADR...........................    14,883
   1,373    Schering-Plough Corp. ............................    26,517
      64    Schwarz Pharma AG DH..............................     5,681
       4    Serono S.A. Class B BH............................     2,411
   1,191    Shionogi & Co., Ltd. DH...........................    20,082
     103    Takeda Pharmaceutical Co., Ltd. D.................     6,317
     181    UCB S.A. DH.......................................     9,291
     265    Vertex Pharmaceuticals, Inc. BH...................     9,649
     192    Watson Pharmaceuticals, Inc. B....................     5,460
                                                                --------
                                                                 341,987
                                                                --------
            PROFESSIONAL SERVICE -- COMPUTER SYSTEM DESIGN &
            RELATED -- 1.6%
     338    IMS Health, Inc. .................................     9,179
                                                                --------
            SCIENTIFIC RESEARCH & DEVELOPMENT SERVICES -- 9.0%
     521    Applera Corp. -- Celera Genomics Group BH.........     6,247
     667    Ciphergen Biosystems, Inc. BH.....................     1,048
     233    CV Therapeutics, Inc. BH..........................     4,623
     253    Exelixis, Inc. BH.................................     2,727
     135    Genmab A/S B......................................     4,783
     543    Human Genome Sciences, Inc. BH....................     6,194
      93    ICOS Corp. BH.....................................     2,048
     296    Incyte Corp. BH...................................     1,233
     256    Medicines Co. BH..................................     4,926
   1,102    Millennium Pharmaceuticals, Inc. B................    10,010
     264    Regeneron Pharmaceuticals, Inc. BH................     3,835
     275    Zymogenetics, Inc. BH.............................     5,625
                                                                --------
                                                                  53,299
                                                                --------
            Total common stock
              (cost $510,846).................................  $581,878
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 18.7%
            REPURCHASE AGREEMENTS -- 1.8%
$  1,776    Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $  1,776
   1,176    Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................     1,176
   1,801    Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................     1,801
     726    JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       726
   1,626    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................     1,626

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
$    267    UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................  $    267
   2,902    UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................     2,902
                                                                --------
                                                                  10,274
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 16.9%
 100,191    Navigator Prime Portfolio.........................   100,191
                                                                --------
            Total short-term investments
              (cost $110,465).................................  $110,465
                                                                --------
            Total investments in securities
              (cost $621,311) O...............................  $692,343
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 30.81% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $116,235, which represents 19.65% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $622,650 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 84,084
      Unrealized depreciation........................   (14,391)
                                                       --------
      Net unrealized appreciation....................  $ 69,693
                                                       ========

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $3,402, which represents 0.58% of total net assets.
  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Japanese Yen                                   Sell             $1,964          $1,962          05/02/2006              $(2)
                                                                                                                        ===

DIVERSIFICATION BY COUNTRY
As of April 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
Belgium                                                 1.6%
---------------------------------------------------------------
Denmark                                                 0.8
---------------------------------------------------------------
France                                                  3.1
---------------------------------------------------------------
Germany                                                 1.7
---------------------------------------------------------------
Ireland                                                 1.6
---------------------------------------------------------------
Japan                                                  16.3
---------------------------------------------------------------
Switzerland                                             0.4
---------------------------------------------------------------
United Kingdom                                          5.3
---------------------------------------------------------------
United States                                          67.6
---------------------------------------------------------------
Short Term Investments                                 18.7
---------------------------------------------------------------
Other Assets & Liabilities                            -17.1
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GLOBAL LEADERS FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.9%
            AUSTRIA -- 1.0%
      74    Erste Bank Der Oesterreichischen Sparkassen AG
              D...............................................  $  4,481
      52    Erste Bank Der Oesterreichischen Sparkassen AG
              B M.............................................     3,102
                                                                --------
                                                                   7,583
                                                                --------
            BELGIUM -- 0.8%
      53    KBC Bankverzekeringsholdings DH...................     6,110
                                                                --------
            CANADA -- 4.1%
     207    Cameco Corp. .....................................     8,403
     171    Inco Ltd. H.......................................     9,673
     147    Suncor Energy, Inc. ..............................    12,588
                                                                --------
                                                                  30,664
                                                                --------
            FINLAND -- 1.3%
     425    Nokia Oyj ADR.....................................     9,619
                                                                --------
            FRANCE -- 4.4%
      91    LVMH Moet Hennessy Louis Vuitton S.A. DH..........     9,622
     140    Sanofi-Aventis S.A. DH............................    13,205
     162    Veolia Environnment S.A. DH.......................     9,663
                                                                --------
                                                                  32,490
                                                                --------
            GERMANY -- 2.8%
     326    Commerzbank AG DH.................................    13,514
      34    SAP AG ADR DH.....................................     7,334
                                                                --------
                                                                  20,848
                                                                --------
            GREECE -- 0.9%
     180    Opap S.A. D.......................................     6,624
                                                                --------
            IRELAND -- 0.5%
      87    Ryanair Holdings plc ADR BH.......................     4,082
                                                                --------
            ISRAEL -- 0.6%
     113    Teva Pharmaceutical Industries Ltd. ADR...........     4,589
                                                                --------
            ITALY -- 0.7%
     668    UniCredito Italiano S.p.A. DH.....................     5,035
                                                                --------
            JAPAN -- 12.2%
       2    Dentsu, Inc. D....................................     5,518
     244    Eisai Co., Ltd. D.................................    11,128
     268    JSR Corp. D.......................................     8,235
       1    Mitsubishi UFJ Financial Group, Inc. D............    12,570
      14    Rakuten, Inc. DH..................................    11,205
     611    Sharp Corp. D.....................................    10,692
   1,129    Shinsei Bank Ltd. D...............................     7,886
     292    Sumitomo Realty & Development DH..................     7,726
     136    Tokyo Electron Ltd. DH............................     9,767
     109    Toyota Motor Corp. D..............................     6,368
                                                                --------
                                                                  91,095
                                                                --------
            MEXICO -- 3.1%
     332    America Movil S.A. de C.V. ADR....................    12,239
     513    Grupo Televisa S.A. ADR...........................    10,880
                                                                --------
                                                                  23,119
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            NETHERLANDS -- 2.5%
     498    ASML Holding N.V. BD..............................  $ 10,522
      88    Euronext D........................................     7,855
                                                                --------
                                                                  18,377
                                                                --------
            SOUTH KOREA -- 3.5%
      91    Hyundai Motor Co., Ltd. D.........................     7,984
     115    Lotte Shopping Co. GDR B..........................     2,371
     118    Lotte Shopping Co. GDR B M........................     2,423
      20    Samsung Electronics Co., Ltd. D...................    13,506
                                                                --------
                                                                  26,284
                                                                --------
            SWEDEN -- 1.3%
   2,826    Telefonaktiebolaget LM Ericsson D.................    10,029
                                                                --------
            SWITZERLAND -- 3.1%
      47    Roche Holding AG D................................     7,158
     134    UBS AG DH.........................................    15,736
                                                                --------
                                                                  22,894
                                                                --------
            TAIWAN -- 0.8%
     848    Hon Hai Precision Industry Co., Ltd. D............     5,729
                                                                --------
            UNITED KINGDOM -- 10.8%
     217    AstraZeneca plc D.................................    11,923
     276    BHP Billiton plc D................................     5,685
   2,963    Carphone Warehouse Group plc D....................    18,007
   3,317    EMI Group plc D...................................    17,120
      99    Man Group plc D...................................     4,550
     382    Reckitt Benckiser plc D...........................    13,901
     350    Standard Chartered plc D..........................     9,258
                                                                --------
                                                                  80,444
                                                                --------
            UNITED STATES -- 44.5%
     201    Adobe Systems, Inc. B.............................     7,891
     386    American Tower Corp. Class A B....................    13,182
     117    Best Buy Co., Inc. ...............................     6,607
     150    Boeing Co. .......................................    12,526
     197    Celgene Corp. BH..................................     8,301
     431    Cisco Systems, Inc. B.............................     9,025
     123    Comcast Corp. Class A B...........................     3,798
     649    Corning, Inc. B...................................    17,937
     308    E*Trade Financial Corp. BH........................     7,666
     220    eBay, Inc. B......................................     7,581
     222    Electronic Arts, Inc. B...........................    12,621
      74    Goldman Sachs Group, Inc. ........................    11,846
      36    Google, Inc. BH...................................    15,129
      95    Harrah's Entertainment, Inc. .....................     7,764
      15    Hugoton Royalty Trust.............................       427
     268    Las Vegas Sands Corp. BH..........................    17,395
     274    Microsoft Corp. ..................................     6,624
      88    Monsanto Co. .....................................     7,356
     450    Motorola, Inc. ...................................     9,597
      94    Nasdaq Stock Market, Inc. B.......................     3,532
     274    Network Appliance, Inc. BH........................    10,153
     134    Noble Corp. ......................................    10,610
     166    Procter & Gamble Co. .............................     9,675
     176    Qualcomm, Inc. ...................................     9,041

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            UNITED STATES -- (CONTINUED)
     169    SanDisk Corp. BH..................................  $ 10,768
     559    Schering-Plough Corp. ............................    10,800
     205    Schlumberger Ltd. ................................    14,146
     141    SLM Corp. ........................................     7,446
     421    Sprint Nextel Corp. ..............................    10,428
     163    Starbucks Corp. BH................................     6,060
     195    Valero Energy Corp. ..............................    12,637
     383    Warner Music Group Corp. .........................    10,142
     223    Wyeth.............................................    10,868
     259    XTO Energy, Inc. .................................    10,981
                                                                --------
                                                                 330,560
                                                                --------
            Total common stock
              (cost $630,865).................................  $736,175
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 14.3%
            REPURCHASE AGREEMENTS -- 1.4%
 $ 1,845    Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $  1,845
   1,222    Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................     1,222
   1,871    Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................     1,871
     754    JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       754
   1,689    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................     1,689
     277    UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................       277
   3,015    UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................     3,015
                                                                --------
                                                                  10,673
                                                                --------
                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 12.9%
  95,826    Navigator Prime Portfolio.........................  $ 95,826
                                                                --------
            Total short-term investments
              (cost $106,499).................................  $106,499
                                                                --------
            Total investments in securities
              (cost $737,364) O...............................  $842,674
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 54.48% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $325,646, which represents 43.74% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $741,762 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $105,919
      Unrealized depreciation........................    (5,007)
                                                       --------
      Net unrealized appreciation....................  $100,912
                                                       ========

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $5,525, which represents 0.74% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
British Pound                                   Buy             $2,176          $2,150          05/03/2006              $26
British Pound                                   Buy             1,539            1,539          05/04/2006               --
Euro                                            Buy             2,020            1,994          05/02/2006               26
Swedish Krona                                   Buy             1,420            1,395          05/02/2006               25
                                                                                                                        ---
                                                                                                                        $77
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GLOBAL LEADERS FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
As of April 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                         4.3%
---------------------------------------------------------------
Capital Goods                                           1.7
---------------------------------------------------------------
Consumer Cyclical                                       9.0
---------------------------------------------------------------
Consumer Staples                                        3.2
---------------------------------------------------------------
Energy                                                  8.2
---------------------------------------------------------------
Finance                                                17.3
---------------------------------------------------------------
Health Care                                            11.5
---------------------------------------------------------------
Services                                               11.6
---------------------------------------------------------------
Technology                                             30.3
---------------------------------------------------------------
Transportation                                          0.5
---------------------------------------------------------------
Utilities                                               1.3
---------------------------------------------------------------
Short Term Investments                                 14.3
---------------------------------------------------------------
Other Assets & Liabilities                            -13.2
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GLOBAL TECHNOLOGY FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
  COMMON STOCK -- 98.9%
            AUDIO AND VIDEO EQUIPMENT MANUFACTURING -- 1.1%
    14      Sony Corp. D......................................  $   685
                                                                -------
            BUSINESS SUPPORT SERVICES -- 1.1%
    18      Iron Mountain, Inc. B.............................      684
                                                                -------
            COMMUNICATIONS EQUIPMENT MANUFACTURING -- 14.3%
   156      Cisco Systems, Inc. B.............................    3,275
    64      Motorola, Inc. ...................................    1,362
   110      Nokia Oyj ADR.....................................    2,502
    39      Qualcomm, Inc. ...................................    2,023
                                                                -------
                                                                  9,162
                                                                -------
            COMPUTER AND PERIPHERAL MANUFACTURING -- 23.1%
    24      Dell, Inc. B......................................      637
   131      EMC Corp. B.......................................    1,764
   102      Hewlett-Packard Co. ..............................    3,318
   366      Hon Hai Precision Industry Co., Ltd. D............    2,474
    43      International Business Machines Corp. ............    3,524
    26      Network Appliance, Inc. B.........................      964
    24      SanDisk Corp. B...................................    1,506
    37      Western Digital Corp. B...........................      779
                                                                -------
                                                                 14,966
                                                                -------
            DATA PROCESSING SERVICES -- 4.7%
    16      ChoicePoint, Inc. B...............................      718
    48      First Data Corp. .................................    2,303
                                                                -------
                                                                  3,021
                                                                -------
            ELECTRICAL EQUIPMENT MANUFACTURING -- COMPONENT
            OTHER -- 4.5%
   104      Corning, Inc. B...................................    2,862
                                                                -------
            EMPLOYMENT SERVICES -- 1.2%
    12      Manpower, Inc. ...................................      795
                                                                -------
            EXCHANGE TRADED FUNDS -- 0.9%
    11      iShares Goldman Sachs Tech I......................      555
                                                                -------
            MACHINERY MANUFACTURING -- INDUSTRIAL MACHINERY -- 3.3%
    44      Lam Research Corp. B..............................    2,126
                                                                -------
            MANAGEMENT, SCIENTIFIC, AND TECHNICAL CONSULTING
            SERVICES -- 1.9%
    42      Accenture Ltd. Class A............................    1,207
                                                                -------
            NAVIGATE, MEASURE, CONTROL INSTRUMENT MANUFACTURING -- 0.5%
     4      Garmin Ltd. ......................................      345
                                                                -------
            ON LINE INFORMATION SERVICES -- 3.5%
     5      Google, Inc. B....................................    2,257
                                                                -------
            OTHER SERVICES -- OTHER PERSONAL SERVICES -- 0.8%
    11      Tata Consultancy Services Ltd. Warrants B M.......      498
                                                                -------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN &
            RELATED -- 10.0%
    15      Autodesk, Inc. B..................................      647
    27      Automatic Data Processing, Inc. ..................    1,173

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN &
            RELATED -- (CONTINUED)
    53      BISYS Group, Inc. B...............................  $   843
    27      DST Systems, Inc. B...............................    1,630
   426      Sun Microsystems, Inc. B..........................    2,130
                                                                -------
                                                                  6,423
                                                                -------
            RETAIL -- ELECTRONIC SHOPPING AND MAIL-ORDER HOUSES -- 0.8%
    14      eBay, Inc. B......................................      489
                                                                -------
            SEMICONDUCTOR, ELECTRONIC COMPONENT MANUFACTURING -- 11.6%
    45      Altera Corp. B....................................      979
     1      CSR plc BD........................................       30
    28      Marvell Technology Group Ltd. B...................    1,576
    19      Maxim Integrated Products, Inc. ..................      652
    37      MEMC Electronic Materials, Inc. B.................    1,514
     4      Samsung Electronics Co., Ltd. D...................    2,717
                                                                -------
                                                                  7,468
                                                                -------
            SOFTWARE PUBLISHERS -- 15.6%
    46      Activision, Inc. B................................      653
    22      Adobe Systems, Inc. B.............................      847
    32      Compuware Corp. B.................................      249
    31      Electronic Arts, Inc. B...........................    1,766
    28      Mercury Interactive Corp. B.......................    1,019
   164      Microsoft Corp. ..................................    3,963
    28      Red Hat, Inc. B...................................      832
    19      Salesforce.com, Inc. B............................      669
                                                                -------
                                                                  9,998
                                                                -------
            Total common stock
              (cost $55,681)..................................  $63,541
                                                                -------
PRINCIPAL
AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 0.4%
            REPURCHASE AGREEMENTS -- 0.4%
  $ 48      Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $    48
    31      Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       31
    48      Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................       48
    19      JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       19
    44      Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................       44

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GLOBAL TECHNOLOGY FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
  $  7      UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................  $     7
    78      UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................       78
                                                                -------
                                                                    275
                                                                -------
            Total short-term investments
              (cost $275).....................................  $   275
                                                                -------
            Total investments in securities
              (cost $55,956) O................................  $63,816
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.32% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $5,906, which represents 9.20% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $56,544 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $8,269
      Unrealized depreciation..........................    (997)
                                                         ------
      Net unrealized appreciation......................  $7,272
                                                         ======

  B  Currently non-income producing.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $498, which represents 0.78% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of April 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
Bermuda                                                 2.5%
---------------------------------------------------------------
Finland                                                 3.9
---------------------------------------------------------------
Japan                                                   1.1
---------------------------------------------------------------
Luxembourg                                              0.8
---------------------------------------------------------------
South Korea                                             4.2
---------------------------------------------------------------
Taiwan                                                  3.9
---------------------------------------------------------------
United Kingdom                                          0.1
---------------------------------------------------------------
United States                                          82.4
---------------------------------------------------------------
Short Term Investments                                  0.4
---------------------------------------------------------------
Other Assets & Liabilities                              0.7
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GROWTH ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 AFFILIATED INVESTMENT COMPANIES -- 99.3%
            EQUITY FUNDS -- 79.4%
  1,469     Hartford Capital Appreciation Fund, Class Y.......  $ 60,429
  6,278     Hartford Disciplined Equity Fund, Class Y.........    81,993
  1,332     Hartford Global Leaders Fund, Class Y.............    27,238
    841     Hartford Growth Fund, Class Y B...................    16,382
    708     Hartford Growth Opportunities Fund, Class Y.......    21,882
  1,449     Hartford International Capital Appreciation Fund,
              Class Y.........................................    22,012
    999     Hartford International Opportunities Fund, Class
              Y...............................................    16,479
  1,380     Hartford International Small Company Fund, Class
              Y...............................................    22,249
    745     Hartford MidCap Value Fund, Class Y...............    10,948
    939     Hartford Select MidCap Growth Fund, Class Y.......    10,978
  1,358     Hartford Small Company Fund, Class Y B............    32,973
  1,670     Hartford SmallCap Growth Fund, Class Y B..........    54,908
  1,827     Hartford Value Fund, Class Y......................    21,993
  2,170     Hartford Value Opportunities Fund, Class Y........    38,590
                                                                --------
            Total equity funds
              (cost $386,181).................................  $439,054
                                                                --------
            FIXED INCOME FUNDS -- 19.9%
  3,740     Hartford Inflation Plus Fund, Class Y.............    38,600
  1,673     Hartford Short Duration Fund, Class Y.............    16,415
  5,216     Hartford Total Return Bond Fund, Class Y..........    54,819
                                                                --------
            Total fixed income funds
              (cost $113,251).................................  $109,834
                                                                --------
            Total investments in affiliated investment
              companies
              (cost $499,432) O...............................  $548,888
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $499,443 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $52,861
      Unrealized depreciation.........................   (3,416)
                                                        -------
      Net unrealized appreciation.....................  $49,445
                                                        =======

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GROWTH FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 97.5%
            BASIC MATERIALS -- 3.5%
     884    Cameco Corp. .....................................  $   35,924
     189    Peabody Energy Corp. .............................      12,050
                                                                ----------
                                                                    47,974
                                                                ----------
            CAPITAL GOODS -- 4.0%
     659    Boeing Co. .......................................      54,991
                                                                ----------
            CONSUMER CYCLICAL -- 0.9%
      95    Abercrombie & Fitch Co. Class A...................       5,773
     171    eBay, Inc. B......................................       5,900
                                                                ----------
                                                                    11,673
                                                                ----------
            CONSUMER STAPLES -- 1.0%
     239    Procter & Gamble Co. .............................      13,890
                                                                ----------
            ENERGY -- 3.3%
     340    Halliburton Co. ..................................      26,589
     380    Petro-Canada......................................      18,686
                                                                ----------
                                                                    45,275
                                                                ----------
            FINANCE -- 24.6%
      77    Chicago Mercantile Exchange Holdings, Inc. H......      35,404
     925    Commerce Bancorp, Inc. H..........................      37,329
   1,624    Countrywide Financial Corp. ......................      66,040
     416    Franklin Resources, Inc. .........................      38,757
      --    Host Hotels & Resorts, Inc. ......................          --
     235    Legg Mason, Inc. .................................      27,833
     710    Nasdaq Stock Market, Inc. BH......................      26,550
     109    Progressive Corp. ................................      11,832
     370    UBS AG............................................      43,280
     985    UnitedHealth Group, Inc. .........................      48,987
                                                                ----------
                                                                   336,012
                                                                ----------
            HEALTH CARE -- 14.5%
     271    Amgen, Inc. B.....................................      18,347
     183    Amylin Pharmaceuticals, Inc. BH...................       7,988
   1,223    AstraZeneca plc ADR...............................      67,432
     456    Elan Corp. plc ADR BH.............................       6,701
     127    Genzyme Corp. B...................................       7,784
     203    Gilead Sciences, Inc. B...........................      11,682
     707    Sanofi-Aventis S.A. ADR...........................      33,262
   1,495    Schering-Plough Corp. ............................      28,877
     423    St. Jude Medical, Inc. B..........................      16,683
                                                                ----------
                                                                   198,756
                                                                ----------
            SERVICES -- 13.2%
     322    Autodesk, Inc. B..................................      13,530
      64    Corporate Executive Board Co. ....................       6,864
     391    Equifax, Inc. ....................................      15,083
     316    Fluor Corp. ......................................      29,366
      58    Las Vegas Sands Corp. B...........................       3,781
     221    Moody's Corp. ....................................      13,683
     346    Pixar Animation Studios B.........................      22,248
     315    Sap AG ADR........................................      17,224

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SERVICES -- (CONTINUED)
     552    Starwood Hotels & Resorts H.......................  $   31,668
     171    United Parcel Service, Inc. Class B...............      13,878
     311    Viacom, Inc. Class B B............................      12,383
                                                                ----------
                                                                   179,708
                                                                ----------
            TECHNOLOGY -- 29.6%
   1,166    Adobe Systems, Inc. B.............................      45,726
     353    America Movil S.A. de C.V. ADR....................      13,038
     320    Apple Computer, Inc. B............................      22,558
     223    Danaher Corp. ....................................      14,279
     994    Electronic Arts, Inc. B...........................      56,469
      56    Google, Inc. B....................................      23,505
     495    Marvell Technology Group Ltd. B...................      28,232
   1,130    Medtronic, Inc. H.................................      56,624
     737    Microsoft Corp. ..................................      17,795
   1,301    Network Appliance, Inc. B.........................      48,233
     442    NVIDIA Corp. B....................................      12,904
     748    Qualcomm, Inc. ...................................      38,380
     418    SanDisk Corp. BH..................................      26,668
                                                                ----------
                                                                   404,411
                                                                ----------
            TRANSPORTATION -- 2.9%
     600    General Dynamics Corp. ...........................      39,397
                                                                ----------
            Total common stock
              (cost $1,171,426)...............................  $1,332,087
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 9.2%
            REPURCHASE AGREEMENTS -- 0.4%
 $   960    Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $      960
     635    Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................         635
     974    Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................         974
     392    JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................         392
     879    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................         879
     144    UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................         144
   1,568    UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................       1,568
                                                                ----------
                                                                     5,552
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.8%
 120,680    BNY Institutional Cash Reserve Fund...............  $  120,680
                                                                ----------
            Total short-term investments
              (cost $126,232).................................  $  126,232
                                                                ----------
            Total investments in securities
              (cost $1,297,658) O.............................  $1,458,319
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.30% of total net assets at April 30, 2006.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $1,297,837 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $185,919
      Unrealized depreciation........................   (25,437)
                                                       --------
      Net unrealized appreciation....................  $160,482
                                                       ========

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD GROWTH OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 97.2%
            BASIC MATERIALS -- 3.3%
     199    Cameco Corp. .....................................  $    8,093
     401    Jarden Corp. BH...................................      13,633
     776    Urasia Energy Ltd. B..............................       2,254
     103    Wacker Chemie AG..................................      13,601
      15    Wacker Chemie AG M................................       1,978
                                                                ----------
                                                                    39,559
                                                                ----------
            CAPITAL GOODS -- 1.4%
     196    Boeing Co. .......................................      16,373
                                                                ----------
            CONSUMER CYCLICAL -- 12.7%
     240    Abercrombie & Fitch Co. Class A...................      14,581
     120    Advance Auto Parts, Inc. .........................       4,814
     133    Altria Group, Inc. ...............................       9,704
     384    California Pizza Kitchen, Inc. B..................      12,119
     234    D.R. Horton, Inc. ................................       7,022
     203    GameStop Corp. Class A BH.........................       9,580
     147    GameStop Corp. Class B B..........................       6,252
     271    Kohl's Corp. B....................................      15,144
     143    Panera Bread Co. Class A B........................      10,615
     298    Standard-Pacific Corp. ...........................       9,459
     203    Target Corp. .....................................      10,753
     356    Tiffany & Co. ....................................      12,417
     215    Wal-Mart Stores, Inc. ............................       9,668
     409    Williams-Sonoma, Inc. ............................      17,108
     924    Wumart Stores, Inc. BM............................       3,039
      35    Wumart Stores, Inc. ..............................         115
                                                                ----------
                                                                   152,390
                                                                ----------
            ENERGY -- 3.6%
     160    Chesapeake Energy Corp. H.........................       5,053
     230    Chevron Corp. ....................................      14,022
     216    ConocoPhillips....................................      14,470
      66    EOG Resources, Inc. ..............................       4,649
      89    GlobalSantaFe Corp. ..............................       5,454
                                                                ----------
                                                                    43,648
                                                                ----------
            FINANCE -- 5.4%
     167    Host Hotels & Resorts, Inc. ......................       3,512
   2,239    Melco International Development Ltd. D............       5,022
     191    Nasdaq Stock Market, Inc. B.......................       7,155
     216    Nuveen Investments, Inc. Class A..................      10,408
     169    State Street Corp. ...............................      11,013
     135    UBS AG............................................      15,786
     241    UnitedHealth Group, Inc. .........................      11,987
                                                                ----------
                                                                    64,883
                                                                ----------
            HEALTH CARE -- 20.9%
     271    Alkermes, Inc. B..................................       5,814
     249    Amylin Pharmaceuticals, Inc. BH...................      10,848
     270    AstraZeneca plc ADR...............................      14,902
     109    AtheroGenics, Inc. BH.............................       1,548
     443    Auxilium Pharmaceuticals, Inc. BH.................       3,192
     456    Bristol-Myers Squibb Co. .........................      11,571
     158    Cardinal Health, Inc. ............................      10,641
     204    Cephalon, Inc. BH.................................      13,395

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     178    Covance, Inc. B...................................  $   10,386
     403    Digene Corp. B....................................      16,640
     220    Eisai Co., Ltd. D.................................      10,052
     417    Elan Corp. plc ADR BH.............................       6,140
     139    Encysive Pharmaceuticals, Inc. BH.................         593
     163    Forest Laboratories, Inc. B.......................       6,594
     155    ICOS Corp. BH.....................................       3,393
      80    Intuitive Surgical, Inc. B........................      10,135
     270    Kissei Pharmaceutical Co., Ltd. DH................       5,246
     335    Kyphon, Inc. B....................................      13,907
     185    Lilly (Eli) & Co. ................................       9,806
     187    Medicines Co. B...................................       3,592
     348    Millennium Pharmaceuticals, Inc. B................       3,162
     318    Pharmaceutical Product Development, Inc. .........      11,414
     221    Sanofi-Aventis S.A. ADR...........................      10,401
   1,144    Schering-Plough Corp. ............................      22,102
     793    Shionogi & Co., Ltd. D............................      13,371
     433    St. Jude Medical, Inc. B..........................      17,107
     128    Vertex Pharmaceuticals, Inc. B....................       4,648
                                                                ----------
                                                                   250,600
                                                                ----------
            SERVICES -- 12.0%
     375    Accenture Ltd. Class A............................      10,913
     366    Bankrate, Inc. BH.................................      17,667
     389    Comcast Corp. Class A B...........................      12,030
     335    DreamWorks Animation SKG, Inc. B..................       9,079
   2,180    Sirius Satellite Radio, Inc. BH...................      10,201
     273    Starwood Hotels & Resorts.........................      15,665
     176    Stericycle, Inc. B................................      11,562
     364    Tetra Technologies, Inc. B........................       7,076
     181    United Parcel Service, Inc. Class B...............      14,682
     303    Viacom, Inc. Class B B............................      12,076
     653    Walt Disney Co. ..................................      18,247
     269    XM Satellite Radio Holdings, Inc. Class A B.......       5,447
                                                                ----------
                                                                   144,645
                                                                ----------
            TECHNOLOGY -- 32.7%
     971    Activision, Inc. B................................      13,780
     469    Adobe Systems, Inc. B.............................      18,381
     580    Altera Corp. B....................................      12,663
     299    American Tower Corp. Class A B....................      10,222
     187    Analogic Corp. ...................................      11,810
     249    Applera Corp. -- Applied Biosystems Group.........       7,184
     631    Cisco Systems, Inc. B.............................      13,224
     343    Cognos, Inc. B....................................      12,776
     547    Corning, Inc. B...................................      15,116
     373    Cree, Inc. BH.....................................      11,123
     272    CSR plc BD........................................       6,001
     195    Electronic Arts, Inc. B...........................      11,099
     752    EMC Corp. B.......................................      10,157
     276    Energy Conversion Devices BH......................      13,813
     371    Evergreen Solar, Inc. H...........................       5,147
     221    First Data Corp. .................................      10,539
     142    Garmin Ltd. H.....................................      12,220
   1,782    Homestore.com, Inc. B.............................      10,942
     358    International Rectifier Corp. BH..................      16,191

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     466    Medtronic, Inc. ..................................  $   23,356
     637    Network Appliance, Inc. B.........................      23,599
     797    Nokia Oyj ADR.....................................      18,051
     508    O2Micro International ADR B.......................       5,456
     980    Oracle Corp. B....................................      14,300
     293    Qualcomm, Inc. ...................................      15,063
     181    Red Hat, Inc. BH..................................       5,323
     307    Redback Networks, Inc. BH.........................       6,869
     226    Rockwell Collins, Inc. ...........................      12,916
     347    THQ, Inc. B.......................................       8,903
     231    TomTom N.V. BD....................................      10,402
     612    Verifone Holdings, Inc. BH........................      18,951
     241    Verint Systems, Inc. B............................       7,821
                                                                ----------
                                                                   393,398
                                                                ----------
            TRANSPORTATION -- 2.5%
     565    GOL Linhas Aereas Inteligentes S.A. ADR H.........      20,933
     187    Ryanair Holdings plc ADR BH.......................       8,785
                                                                ----------
                                                                    29,718
                                                                ----------
            UTILITIES -- 2.7%
      70    Q-Cells AG BH.....................................       6,474
     423    Suntech Power Holdings ADR B......................      14,515
     197    Veolia Environnment S.A. D........................      11,796
                                                                ----------
                                                                    32,785
                                                                ----------
            Total common stock
              (cost $1,009,543)...............................  $1,167,999
                                                                ----------
SHORT-TERM INVESTMENTS -- 13.1%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 13.1%
 157,934    BNY Institutional Cash Reserve Fund...............  $  157,934
                                                                ----------
            Total short-term investments
              (cost $157,934).................................  $  157,934
                                                                ----------
            Total investments in securities
              (cost $1,167,477) O.............................  $1,325,933
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.73% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $61,890, which represents 5.15% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $1,168,844 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $176,297
      Unrealized depreciation........................   (19,208)
                                                       --------
      Net unrealized appreciation....................  $157,089
                                                       ========

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $5,017, which represents 0.42% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                TRANSACTION          VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                -----------         -------         --------         ----------         --------------
Canadian Dollar                               Sell             $   138         $   137          05/02/2006              $ (1)
EURO                                           Buy              10,144          10,014          05/02/2006               130
EURO                                          Sell                 768             763          05/03/2006                (5)
Japanese Yen                                  Sell               1,880           1,879          05/08/2006                (1)
                                                                                                                        ----
                                                                                                                        $123
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT U                                                        VALUE U
----------                                                       --------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.1%
             TRANSPORTATION -- 2.1%
$      775   American Airlines, Inc.,
               7.38%, 05/23/2019...............................  $    713
     1,352   Continental Airlines, Inc.,
               7.373%, 12/15/2015..............................     1,289
     1,625   Continental Airlines, Inc.,
               7.57%, 12/01/2006...............................     1,615
        43   Continental Airlines, Inc.,
               8.05%, 05/01/2022...............................        46
     1,127   Continental Airlines, Inc.,
               8.39%, 11/01/2020...............................     1,088
     1,391   Delta Air Lines,
               7.38%, 05/18/2010...............................     1,400
                                                                 --------
             Total asset & commercial mortgage backed
               securities
               (cost $6,121)...................................  $  6,151
                                                                 --------
CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
             TECHNOLOGY -- 0.2%
 MXP 7,400   Telefonos de Mexico S.A.,
               8.75%, 01/31/2016 K.............................  $    643
                                                                 --------
             Total corporate bonds: investment grade
               (cost $669).....................................  $    643
                                                                 --------
CORPORATE BONDS: NON-INVESTMENT -- 95.6%
             BASIC MATERIALS -- 14.5%
     1,540   Abitibi-Consolidated, Inc.,
               7.75%, 06/15/2011 H.............................  $  1,525
       765   Abitibi-Consolidated, Inc.,
               8.41%, 06/15/2011 K.............................       776
       590   Ainsworth Lumber,
               8.71%, 10/01/2010 K.............................       590
       305   Arco Chemical Co.,
               10.25%, 11/01/2010..............................       338
     1,240   Boise Cascade LLC,
               7.125%, 10/15/2014 H............................     1,178
     1,050   Bowater, Inc.,
               7.91%, 03/15/2010 K.............................     1,060
     1,310   California Steel Industries, Inc.,
               6.125%, 03/15/2014..............................     1,251
     3,335   Cascades, Inc.,
               7.25%, 02/15/2013...............................     3,160
     1,000   Chaparral Steel Co.,
               10.00%, 07/15/2013..............................     1,120
     1,570   Clarke American Corp.,
               11.75%, 12/15/2013 M............................     1,637
     1,370   Crown Americas, Inc.,
               7.75%, 11/15/2015 M.............................     1,408
       660   Crown Cork & Seal Co., Inc.,
               8.00%, 04/15/2023...............................       637
       765   Domtar, Inc.,
               7.125%, 08/01/2015..............................       694
       995   Equistar Chemicals L.P.,
               8.75%, 02/15/2009...............................     1,041
     1,380   Goodyear Tire & Rubber Co.,
               9.00%, 07/01/2015...............................     1,421

PRINCIPAL                                                         MARKET
 AMOUNT U                                                        VALUE U
----------                                                       --------
             BASIC MATERIALS -- (CONTINUED)
$    1,640   Goodyear Tire & Rubber Co.,
               11.25%, 03/01/2011..............................  $  1,837
       730   Graham Packaging Co.,
               9.875%, 10/15/2014 H............................       750
   EUR  90   Huntsman International LLC,
               10.125%, 07/01/2009.............................       116
     1,820   Huntsman International LLC,
               9.875%, 03/01/2009..............................     1,902
       425   Jorgensen (Earle M.) Co.,
               9.75%, 06/01/2012...............................       459
     1,364   Koppers, Inc.,
               9.875%, 10/15/2013 H............................     1,493
       960   Nalco Co.,
               7.75%, 11/15/2011...............................       965
 EUR 1,750   Nalco Co.,
               7.75%, 11/15/2011...............................     2,368
       910   Nova Chemicals Corp.,
               7.56%, 11/15/2013 K.............................       910
     2,640   Novelis, Inc.,
               7.75%, 02/15/2015 M.............................     2,561
       605   Oregon Steel Mills, Inc.,
               10.00%, 07/15/2009..............................       640
     1,445   Owens-Brockway Glass Container, Inc.,
               8.75%, 11/15/2012...............................     1,542
     1,250   Owens-Brockway Glass Container, Inc.,
               8.875%, 02/15/2009..............................     1,300
       760   Phosphate Resources Partners Ltd.,
               7.00%, 02/15/2008...............................       764
       890   Plastipak Holdings, Inc.,
               8.50%, 12/15/2015 M.............................       899
       880   Ply Gem Industries, Inc.,
               9.00%, 02/15/2012 H.............................       847
     1,470   PolyOne Corp.,
               8.875%, 05/01/2012 H............................     1,492
       650   Potlatch Corp.,
               12.50%, 12/01/2009..............................       755
     1,330   Rockwood Specialties Group,
               7.50%, 11/15/2014...............................     1,327
       434   Rockwood Specialties Group,
               10.625%, 05/15/2011.............................       471
       710   Tornox Worldwide/Finance,
               9.50%, 12/01/2012 M.............................       745
       419   United States Steel Corp.,
               10.75%, 08/01/2008..............................       458
       965   United States Steel Corp.,
               9.75%, 05/15/2010...............................     1,042
                                                                 --------
                                                                   43,479
                                                                 --------
             CAPITAL GOODS -- 2.8%
     1,285   Bombardier, Inc.,
               6.30%, 05/01/2014 M.............................     1,185
       865   Bombardier, Inc.,
               6.75%, 05/01/2012 MH............................       828
     1,310   Bombardier, Inc.,
               8.375%, 12/15/2013..............................     1,379

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
CORPORATE BONDS: NON-INVESTMENT -- (CONTINUED)
             CAPITAL GOODS -- (CONTINUED)
$      330   Level 3 Communications Corp.,
               3.00%, 08/01/2035 H.............................  $    328
     1,000   Level 3 Communications Corp.,
               6.125%, 07/15/2013..............................       960
     1,275   Scientific Games Corp.,
               6.25%, 12/15/2012...............................     1,230
       810   Xerox Capital Trust I,
               8.00%, 02/01/2027...............................       834
       700   Xerox Corp.,
               6.875%, 08/15/2011..............................       711
       190   Xerox Corp.,
               7.625%, 06/15/2013..............................       196
       570   Xerox Corp.,
               9.75%, 01/15/2009...............................       620
                                                                 --------
                                                                    8,271
                                                                 --------
             CONSUMER CYCLICAL -- 14.6%
       800   Accuride Corp.,
               8.50%, 02/01/2015...............................       790
       410   Amerigas Partners L.P.,
               7.125%, 05/20/2016..............................       406
     1,080   Amerigas Partners L.P.,
               7.25%, 05/20/2015...............................     1,075
     2,505   Arvinmeritor, Inc.,
               8.75%, 03/01/2012 H.............................     2,571
     1,600   Asbury Automotive Group,
               9.00%, 06/15/2012...............................     1,652
       530   Autonation, Inc.,
               7.05%, 04/15/2013 MK............................       539
     1,300   Brown Shoe Co., Inc.,
               8.75%, 05/01/2012...............................     1,378
     1,700   Ford Capital B.V.,
               6.50%, 06/01/2010...............................     1,513
     3,860   Ford Motor Co.,
               7.45%, 07/16/2031 H.............................     2,818
     2,865   General Motors Corp.,
               6.375%, 05/01/2008 H............................     2,442
     1,100   GSC Holdings Corp.,
               8.00%, 10/01/2012 MH............................     1,101
     1,190   Inergy L.P.,
               8.25%, 03/01/2016 M.............................     1,223
     1,800   Ingles Markets, Inc.,
               8.875%, 12/01/2011 H............................     1,881
     2,350   Invista,
               9.25%, 05/01/2012 M.............................     2,509
       875   K. Hovnanian Enterprises, Inc.,
               6.125%, 01/15/2015 H............................       805
       875   KB Home,
               6.25%, 06/15/2015...............................       816
     1,710   Neiman Marcus Group, Inc.,
               10.375%, 10/15/2015 MH..........................     1,830
     1,305   NPC International, Inc.,
               9.50%, 05/01/2014 M.............................     1,318
       910   Perry Ellis International, Inc.,
               8.875%, 09/15/2013..............................       915

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
             CONSUMER CYCLICAL -- (CONTINUED)
$      995   Phillips Van-Heusen Corp.,
               7.75%, 11/15/2023...............................  $  1,045
     1,330   Rexnord Corp.,
               10.125%, 12/15/2012.............................     1,460
       850   Russel Metals, Inc.,
               6.375%, 03/01/2014..............................       833
     1,625   SGS International, Inc.,
               12.00%, 12/15/2013 M............................     1,714
     1,090   Stater Brothers Holdings, Inc.,
               8.125%, 06/15/2012..............................     1,090
     1,315   Tech Olympic USA, Inc.,
               9.00%, 07/01/2010...............................     1,346
     2,325   Tenneco Automotive, Inc.,
               8.625%, 11/15/2014 H............................     2,354
     1,364   TRW Automotive, Inc.,
               9.375%, 02/15/2013..............................     1,466
     2,440   United Auto Group, Inc.,
               9.625%, 03/15/2012..............................     2,596
       750   Urbi Desarrollos Urbanos,
               8.50%, 04/19/2016 M.............................       758
     1,400   Warnaco, Inc.,
               8.875%, 06/15/2013..............................     1,474
                                                                 --------
                                                                   43,718
                                                                 --------
             CONSUMER STAPLES -- 1.9%
       640   Del Laboratories, Inc.,
               9.68%, 11/01/2011 MK............................       651
       865   Doane Pet Care Co.,
               10.625%, 11/15/2015.............................     1,055
     1,445   Dole Food Co., Inc.,
               8.625%, 05/01/2009..............................     1,427
       840   Nutro Products, Inc.,
               10.75%, 04/15/2014 MZH..........................       869
       620   Nutro Products, Inc.,
               9.08%, 10/15/2013 MK............................       632
       950   Pierre Foods, Inc.,
               9.875%, 07/15/2012..............................       987
                                                                 --------
                                                                    5,621
                                                                 --------
             ENERGY -- 5.0%
       885   Basic Energy Services,
               7.125%, 04/15/2016 M............................       874
     1,380   Chaparral Energy, Inc.,
               8.50%, 12/01/2015 M.............................     1,421
       596   Chesapeake Energy Corp.,
               2.75%, 11/15/2035 MH............................       633
       750   Chesapeake Energy Corp.,
               6.63%, 01/15/2016...............................       728
     1,600   Colorado Interstate Gas,
               6.80%, 11/15/2015 M.............................     1,601
     2,000   Comstock Resources, Inc.,
               6.875%, 03/01/2012..............................     1,955
     1,545   Encore Acquisition Co.,
               7.25%, 12/01/2017...............................     1,531
       875   Ferrell Gas Partners L.P.,
               8.75%, 06/15/2012...............................       884

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD HIGH YIELD FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
CORPORATE BONDS: NON-INVESTMENT -- (CONTINUED)
             ENERGY -- (CONTINUED)
$    2,085   Giant Industries, Inc.,
               8.00%, 05/15/2014 H.............................  $  2,142
     1,014   Magnum Hunter Resources, Inc.,
               9.60%, 03/15/2012...............................     1,082
       400   Naftogaz Ukrainy,
               8.125%, 09/30/2009..............................       390
       880   NRG Energy, Inc.,
               7.25%, 02/01/2014...............................       884
       905   Whiting Petroleum Corp.,
               7.00%, 02/01/2014 H.............................       896
                                                                 --------
                                                                   15,021
                                                                 --------
             FINANCE -- 10.5%
     2,850   American Real Estate Partners L.P.,
               7.125%, 02/15/2013..............................     2,829
       765   Avis Budget Car Rental,
               7.57%, 05/15/2014 MK............................       787
     1,868   BCP Crystal Holdings Corp.,
               9.625%, 06/15/2014..............................     2,055
     1,250   Drummond Co., Inc.,
               7.375%, 02/15/2016 M............................     1,231
       675   Felcor Lodging L.P.,
               9.00%, 06/01/2011...............................       722
       705   General Motors Acceptance Corp.,
               5.58%, 09/15/2006 H.............................       699
       530   General Motors Acceptance Corp.,
               5.65%, 05/18/2006 K.............................       530
     7,305   General Motors Acceptance Corp.,
               6.875%, 09/15/2011..............................     6,843
     1,365   Hertz Corp.,
               10.50%, 01/01/2016 M............................     1,510
     1,190   Host Marriott L.P.,
               6.75%, 06/01/2016 M.............................     1,175
       300   Host Marriott L.P.,
               7.00%, 08/15/2012...............................       303
     1,520   MDP Acquisitions,
               9.625%, 10/01/2012..............................     1,604
       830   Kazkommerts International B.V.,
               7.875%, 04/07/2014 M............................       832
       715   Kazkommerts International B.V.,
               8.00%, 11/03/2015 M.............................       715
     1,170   Multiplan Corp.,
               10.375%, 04/15/2016 M...........................     1,189
     1,605   Nell Af Sarl,
               8.375%, 08/15/2015 MH...........................     1,591
     1,250   Rainbow National Services LLC,
               10.375%, 09/01/2014 M...........................     1,403
     2,060   TuranAlem Finance B.V.,
               8.00%, 03/24/2014...............................     2,044
       985   United Rentals NA, Inc.,
               6.50%, 02/15/2012...............................       965

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
             FINANCE -- (CONTINUED)
$    1,640   Universal City Florida,
               9.43%, 05/01/2010 K.............................  $  1,689
       735   Universal Hospital Services,
               10.125%, 11/01/2011.............................       759
                                                                 --------
                                                                   31,475
                                                                 --------
             HEALTH CARE -- 1.9%
       770   CRC Health Corp.,
               10.75%, 02/01/2016 M............................       791
       645   HCA, Inc.,
               6.375%, 01/15/2015 H............................       621
     1,895   Select Medical Corp.,
               7.625%, 02/01/2015..............................     1,710
     1,475   Tenet Healthcare Corp.,
               9.25%, 02/01/2015 M.............................     1,505
       530   Tenet Healthcare Corp.,
               9.875%, 07/01/2014..............................       550
       580   United Surgical Partners International, Inc.,
               10.00%, 12/15/2011..............................       618
                                                                 --------
                                                                    5,795
                                                                 --------
             SERVICES -- 17.7%
       900   Affinion Group, Inc.,
               10.125%, 10/15/2013 MH..........................       929
     2,030   Allbritton Communications Co.,
               7.75%, 12/15/2012...............................     2,035
       505   Allied Waste North America, Inc.,
               5.75%, 02/15/2011...............................       482
       400   Allied Waste North America, Inc.,
               7.875%, 04/15/2013 H............................       416
     1,355   Allied Waste North America, Inc.,
               8.875%, 04/01/2008..............................     1,423
       280   Allied Waste North America, Inc.,
               9.25%, 09/01/2012...............................       302
     1,215   AMC Entertainment, Inc.,
               9.50%, 02/01/2011 H.............................     1,206
     1,060   Boyd Gaming Corp.,
               6.75%, 04/15/2014 H.............................     1,049
     1,410   Boyd Gaming Corp.,
               7.75%, 12/15/2012...............................     1,463
     1,595   Cablevision Systems Corp.,
               9.62%, 04/01/2009 K.............................     1,687
     1,270   Cenveo Corp.,
               7.875%, 12/01/2013 H............................     1,229
     1,240   Cenveo Corp.,
               9.625%, 03/15/2012..............................     1,324
     1,945   Dex Media West LLC, Inc.,
               8.00%, 11/15/2013 H.............................     1,996
     1,920   Dex Media West LLC, Inc.,
               9.875%, 08/15/2013..............................     2,114
     1,790   EchoStar Communications Corp.,
               5.75%, 05/15/2008 H.............................     1,765
       225   Electronic Data Systems,
               3.875%, 07/15/2023..............................       234
     1,620   Hilton Hotels Corp.,
               7.625%, 12/01/2012 H............................     1,718

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
CORPORATE BONDS: NON-INVESTMENT -- (CONTINUED)
             SERVICES -- (CONTINUED)
$    1,345   Intrawest Corp.,
               7.50%, 10/15/2013...............................  $  1,362
     1,535   Knowledge Learning Center, Inc.,
               7.75%, 02/01/2015 M.............................     1,456
     1,215   Liberty Media Corp.,
               8.25%, 02/01/2030 H.............................     1,164
       520   Little Traverse Bay Bands of Odawa,
               10.25%, 02/15/2014 M............................       512
     1,415   Lodgenet Entertainment Corp.,
               9.50%, 06/15/2013...............................     1,525
     1,515   MGM Mirage, Inc.,
               6.75%, 09/01/2012...............................     1,500
       760   MGM Mirage, Inc.,
               6.75%, 04/01/2013 M.............................       749
     1,085   Mohegan Tribal Gaming Authority,
               7.125%, 08/15/2014..............................     1,074
       805   Network Communications,
               10.75%, 12/01/2013 M............................       827
     2,445   Penn National Gaming, Inc.,
               6.75%, 03/01/2015...............................     2,402
     1,365   Quebecor World Capital Corp.,
               8.75%, 03/15/2016 M.............................     1,320
       690   Service Corp. International,
               6.75%, 04/01/2016...............................       666
       300   Service Corp. International,
               7.875%, 02/01/2013..............................       311
     1,480   Sheridan Group, Inc.,
               10.25%, 08/15/2011..............................     1,524
       900   Sinclair Broadcasting Group,
               6.00%, 09/15/2012...............................       785
     2,605   Sirius Satellite Radio, Inc.,
               9.625%, 08/01/2013 H............................     2,546
     1,800   Starwood Hotels & Resorts Worldwide, Inc.,
               7.875%, 05/01/2012..............................     1,935
     1,000   Station Casinos, Inc.,
               6.50%, 02/01/2014...............................       973
     1,600   Stewart Enterprises, Inc.,
               7.75%, 02/15/2013 M.............................     1,536
       880   Sungard Data Systems, Inc.,
               3.75%, 01/15/2009...............................       814
     1,545   Sungard Data Systems, Inc.,
               10.25%, 08/15/2015 M............................     1,661
     1,400   Town Sports International, Inc.,
               9.625%, 04/15/2011 H............................     1,474
     1,180   Unisys Corp.,
               7.875%, 04/01/2008..............................     1,174
     2,270   Wynn Las Vegas LLC Corp.,
               6.625%, 12/01/2014..............................     2,208
                                                                 --------
                                                                   52,870
                                                                 --------
             TECHNOLOGY -- 17.6%
       580   Activant Solutions, Inc.,
               9.50%, 05/01/2016 M.............................       590
       787   Advanced Micro Devices, Inc.,
               7.75%, 11/01/2012 H.............................       824

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
             TECHNOLOGY -- (CONTINUED)
$    1,915   American Cellular Corp.,
               10.00%, 08/01/2011..............................  $  2,078
       750   Amkor Technologies, Inc.,
               10.50%, 05/01/2009..............................       764
       850   Atlantic Broadband Finance LLC,
               9.375%, 01/15/2014 H............................       811
     1,540   CCH II LLC,
               10.25%, 09/15/2010 M............................     1,546
     1,300   Celestica, Inc.,
               7.625%, 07/01/2013 H............................     1,300
     1,460   Centennial Communications Corp.,
               10.74%, 01/01/2013 K............................     1,526
     2,795   Charter Communications Holdings LLC,
               9.92%, 04/01/2011 H.............................     1,733
     1,575   Charter Communications Operating LLC,
               8.00%, 04/30/2012 M.............................     1,583
     1,190   Charter Communications Operating LLC,
               8.375%, 04/30/2014 M............................     1,196
       740   Cincinnati Bell, Inc.,
               7.25%, 07/15/2013...............................       755
     1,480   Citizens Communications Co.,
               9.00%, 08/15/2031...............................     1,587
     1,400   Citizens Communications Co.,
               9.25%, 05/15/2011...............................     1,538
       435   CSC Holdings, Inc.,
               7.25%, 07/15/2008...............................       440
     1,990   CSC Holdings, Inc.,
               8.125%, 07/15/2009..............................     2,065
       790   Hawaiian Telecom Communications, Inc.,
               12.50%, 05/01/2015 M............................       833
     1,300   Inmarsat Finance plc,
               7.625%, 06/30/2012..............................     1,333
     1,590   Insight Capital,
               10.50%, 11/01/2010..............................     1,671
       900   Intelsat Ltd.,
               6.50%, 11/01/2013...............................       707
     1,470   Intelsat Ltd.,
               7.625%, 04/15/2012 H............................     1,261
     1,465   Intelsat Ltd.,
               8.25%, 01/15/2013...............................     1,492
     1,600   Itron, Inc.,
               7.75%, 05/15/2012...............................     1,644
     1,760   Level 3 Financing, Inc.,
               12.25%, 03/15/2013 M............................     1,883
     1,104   Lucent Technologies, Inc.,
               6.45%, 03/15/2029...............................       980
     2,485   Mediacom LLC,
               9.50%, 01/15/2013 H.............................     2,541
     1,025   Nordic Telecommunications Co.,
               8.875%, 05/01/2016 M............................     1,066
     3,930   Qwest Communications International,
               7.50%, 02/15/2014 H.............................     3,959
     1,600   Qwest Corp.,
               6.875%, 09/15/2033 H............................     1,478
     1,130   Qwest Corp.,
               7.50%, 06/15/2023...............................     1,122

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD HIGH YIELD FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
CORPORATE BONDS: NON-INVESTMENT -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
$    1,235   Rogers Cable, Inc.,
               6.25%, 06/15/2013...............................  $  1,203
       200   Rogers Wireless, Inc.,
               9.75%, 06/01/2016...............................       240
     1,000   Rural Cellular Corp.,
               8.25%, 03/15/2012 M.............................     1,050
     1,600   Rural Cellular Corp.,
               10.43%, 11/01/2012 MKH..........................     1,664
     1,120   Sanmina-Sci Corp.,
               8.125%, 03/01/2016..............................     1,137
     1,320   Solectron Corp.,
               8.00%, 03/15/2016 MH............................     1,337
     1,210   States Chippac Ltd.,
               7.50%, 07/19/2010...............................     1,225
       865   Stratos Global Corp.,
               9.875%, 02/15/2013 MH...........................       868
       740   UGS Corp.,
               10.00%, 06/01/2012..............................       808
       840   Valor Telecom Enterprise,
               7.75%, 02/15/2015...............................       874
                                                                 --------
                                                                   52,712
                                                                 --------
             TRANSPORTATION -- 1.2%
       385   American Airlines, Inc.,
               7.379%, 05/23/2016..............................       349
     1,225   Greenbrier Cos., Inc.,
               8.375%, 05/15/2015..............................     1,282
       690   PNC Funding Corp.,
               7.50%, 11/01/2009 M.............................       683
     1,300   Trinity Industries, Inc.,
               6.50%, 03/15/2014...............................     1,251
                                                                 --------
                                                                    3,565
                                                                 --------
             UTILITIES -- 7.9%
     1,825   AES China Generating Co., Ltd.,
               8.25%, 06/26/2010...............................     1,832
     1,270   AES Corp.,
               8.75%, 05/15/2013 M.............................     1,375
     2,280   Aquila, Inc.,
               7.625%, 11/15/2009..............................     2,340
     1,395   Atlas Pipeline Partners,
               8.125%, 12/15/2015 M............................     1,440
     2,000   Chivor S.S. E.S.P.,
               9.75%, 12/30/2014...............................     2,250
     1,805   Copano Energy LLC,
               8.125%, 03/01/2016 M............................     1,855
       500   Edison Mission Energy Corp.,
               7.73%, 06/15/2009 H.............................       512
     2,100   Edison Mission Energy Corp.,
               9.875%, 4/15/2011...............................     2,368
     1,436   Elwood Energy LLC,
               8.16%, 07/02/2026...............................     1,526

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE U
----------                                                       --------
             UTILITIES -- (CONTINUED)
$    1,200   Mirant Amergias Generation LLC,
               8.50%, 10/01/2021...............................  $  1,215
       640   Mirant Americas Generation LLC,
               9.125%, 05/01/2031..............................       673
     1,485   NRG Energy, Inc.,
               7.375%, 02/01/2016..............................     1,498
     1,475   Reliant Energy, Inc.,
               6.75%, 12/15/2014...............................     1,342
     1,000   Sithe/Independence Funding Corp.,
               9.00%, 12/30/2013...............................     1,088
     1,281   Tenaska Alabama Partners L.P.,
               7.00%, 06/30/2021 M.............................     1,266
     1,170   Tennessee Gas Pipeline Co.,
               7.50%, 04/01/2017...............................     1,221
                                                                 --------
                                                                   23,801
                                                                 --------
             Total corporate bonds:
               non-investment
               (cost $285,327).................................  $286,328
                                                                 --------
U.S. GOVERNMENT AGENCIES -- 1.0%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.0%
   340,000   1.75% 2008........................................  $  3,047
                                                                 --------
             Total U.S. government agencies
               (cost $2,933)...................................  $  3,047
                                                                 --------
COMMON STOCK -- 0.0%
             CONSUMER CYCLICAL -- 0.0%
         1   Hosiery Corp. of America, Inc. Class A BVD........  $     --
                                                                 --------
             Total common stock
               (cost $21)......................................  $     --
                                                                 --------
PREFERRED STOCK -- 0.0%
             TECHNOLOGY -- 0.0%
        20   Adelphia Communications Corp. B...................  $      1
                                                                 --------
             Total preferred stock
               (cost $488).....................................  $      1
                                                                 --------
             Total long-term investments
               (cost $295,559).................................  $296,170
                                                                 --------
SHORT-TERM INVESTMENTS -- 13.8%
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 13.7%
    40,893   Navigator Prime Portfolio.........................  $ 40,893
                                                                 --------
             U.S. TREASURY BILLS -- 0.2%
       500   US Treasury Bill,
               4.53%, 06/15/2006 Z[ ]..........................       497
                                                                 --------
             Total short-term investments
               (cost $41,390)..................................  $ 41,390
                                                                 --------
             Total investments in securities
               (cost $336,949) O...............................  $337,560
                                                                 ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.96% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006 rounded to zero.

  U All principal amounts are in U.S. dollars unless otherwise indicated. EUR -- EURO
     MXP -- Mexican Peso

  O At April 30, 2006, the cost of securities for federal income tax purposes was $337,204 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 3,694
      Unrealized depreciation.........................   (3,338)
                                                        -------
      Net unrealized appreciation.....................  $   356
                                                        =======

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED   SHARES/PAR           SECURITY          COST BASIS
      --------   ----------           --------          ----------
      October,       1        Hosiery Corp. of
        1994..                America, Inc. Class
                              A -- 144A                    $21

     The aggregate value of these securities at April 30, 2006 rounded to zero.
  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $68,890, which represents 23.01% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.
  Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  [ ]Security pledged as initial margin deposit for open futures contracts at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

                FUTURES CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                             NUMBER OF                                              APPRECIATION
DESCRIPTION                                                  CONTRACTS         POSITION         EXPIRATION         (DEPRECIATION)
-----------                                                  ---------         --------         ----------         --------------
CBT 5 Year U.S. Treasury Note futures contracts                 86              Short           June 2006               $88
                                                                                                                        ===

These contracts had a market value of $8,957 as of April 30, 2006

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Japanese Yen                                   Sell             $3,007         $ 3,000          05/16/2006              $(7)
Mexican Peso                                   Sell               658              658          05/31/2006               --
                                                                                                                        ---
                                                                                                                        $(7)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
 AFFILIATED INVESTMENT COMPANIES -- 99.2%
            FIXED INCOME FUNDS -- 92.3%
    280     Hartford Floating Rate Fund, Class Y..............  $ 2,835
    632     Hartford High Yield Fund, Class Y.................    4,968
    175     Hartford Income Fund, Class Y.....................    1,774
    552     Hartford Inflation Plus Fund, Class Y.............    5,698
    759     Hartford Short Duration Fund, Class Y.............    7,443
    980     Hartford Total Return Bond Fund, Class Y..........   10,298
                                                                -------
            Total fixed income funds
              (cost $33,836)..................................  $33,016
                                                                -------
            MONEY MARKET FUND -- 6.9%
  2,474     Hartford Money Market Fund, Class Y...............    2,474
                                                                -------
            Total money market fund
              (cost $2,473)...................................  $ 2,474
                                                                -------
            Total investments in affiliated
              investment companies
              (cost $36,309) O................................  $35,490
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $36,363 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $  --
      Unrealized depreciation..........................   (873)
                                                         -----
      Net unrealized depreciation......................  $(873)
                                                         =====

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
MUNICIPAL BONDS -- 0.2%
              GENERAL OBLIGATIONS -- 0.2%
$       150   State of Illinois,
                5.10%, Taxable Pension, 06/01/2033..............  $   135
                                                                  -------
              Total municipal bonds
                (cost $150).....................................  $   135
                                                                  -------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 20.5%
              FINANCE -- 20.2%
        137   Americredit Automobile Receivables Trust,
                5.20%, 03/06/2011...............................  $   136
      4,056   Banc of America Commercial Mortgage, Inc.,
                4.08%,12/10/2042 W..............................       86
      3,133   Banc of America Commercial Mortgage, Inc.,
                5.50%,11/10/2039 MW.............................       81
     25,241   Banc of America Commercial Mortgage, Inc.,
                5.50%, 07/10/2043 MW............................      254
      8,126   Banc of America Commercial Mortgage, Inc.,
                5.75%, 06/10/2039 W.............................       81
         54   Bank One Issuance Trust,
                6.04%, 12/15/2010 K.............................       55
        200   Bayview Commercial Asset Trust,
                5.33%, 04/25/2036 MK............................      200
        250   Bayview Financial Acquisition Trust,
                5.32%, 02/28/2040 MK............................      250
        200   Bear Stearns Commercial Mortgage Securities, Inc.,
                5.29%, 06/11/2041...............................      197
      3,464   Bear Stearns Commercial Mortgage Securities, Inc.,
                5.50%, 02/11/2041 MW............................       78
         50   Capital Auto Receivables Asset Trust,
                4.73%, 09/15/2010...............................       49
        230   Capital One Auto Finance Trust,
                4.32%, 05/15/2010...............................      225
         25   Capital One Master Trust,
                6.05%, 06/15/2009 K.............................       25
        250   Capital Trust RE CDO Ltd.,
                6.00%, 10/20/2043 MK............................      250
      1,060   CBA Commercial Small Balance Commercial Mortgage,
                7.00%, 06/01/2036 MW............................       70
      1,474   CBA Commercial Small Balance Commercial Mortgage,
                7.00%, 07/25/2035 MW............................       72
         31   Chase Funding Mortgage Loan,
                8.45%, 02/25/2030...............................       31
         30   Chase Manhattan Auto Owner Trust,
                2.57%, 02/16/2010...............................       29
         45   Chemical Master Credit Card Trust,
                7.09%, 02/15/2009...............................       45
        150   Chuo Mitsui Trust & Banking Ltd.,
                5.51%, 04/15/2049 M.............................      140

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
              FINANCE -- (CONTINUED)
$        75   Citibank Credit Card Issuance Trust,
                5.00%, 06/10/2015...............................  $    71
      2,390   Citigroup Commercial Mortgage Trust,
                4.10%, 10/15/2041 MW............................       93
        300   Citigroup Commercial Mortgage Trust,
                5.06%, 05/15/2043...............................      283
      6,326   Commercial Mortgage Pass-Through Certificates,
                5.50%, 03/10/2039 MW............................      139
        200   Commercial Mortgage Pass-Through Certificates,
                5.57%, 02/05/2019 K.............................      198
         49   Countrywide Asset-Backed Certificates,
                5.46%, 05/25/2035...............................       48
      2,818   CS First Boston Mortgage Securities Corp.,
                4.15%, 11/15/2037 MW............................       92
        200   CS First Boston Mortgage Securities Corp.,
                6.85%, 11/15/2019 MK............................      198
        200   Daimler Chrysler Auto Trust,
                5.14%, 09/08/2012...............................      199
        100   Equity One ABS, Inc.,
                5.46%, 12/25/2033...............................       99
         50   Equity One ABS, Inc.,
                7.46%, 07/25/2034 K.............................       50
        172   First Union-Lehman Brothers -- Bank of America,
                6.56%, 11/18/2035...............................      174
        200   Ford Credit Auto Owner Trust,
                4.19%, 07/15/2009...............................      197
        100   Ford Credit Auto Owner Trust,
                4.29%, 11/15/2007...............................      100
        200   GE Capital Commercial Mortgage Corp.,
                5.00%, 12/10/2037...............................      194
     55,544   GE Capital Commercial Mortgage Corp.,
                6.35%, 11/10/2045 MW............................      138
        145   GMAC Commercial Mortgage Securities, Inc.,
                3.34%, 05/10/2036...............................      135
        200   GMAC Commercial Mortgage Securities, Inc.,
                4.65%, 04/10/2040...............................      193
        200   GMAC Commercial Mortgage Securities, Inc.,
                5.30%, 08/10/2038...............................      194
        125   Goldman Sachs Auto Loan Trust,
                4.98%, 11/15/2013...............................      124
         50   Green Tree Financial Corp.,
                6.48%, 12/01/2030...............................       50
         21   Green Tree Financial Corp.,
                7.30%, 01/15/2026...............................       21
         17   Green Tree Financial Corp.,
                7.35%, 05/15/2027...............................       17
        200   Greenwich Capital Commercial Funding Corp.,
                4.02%, 01/5/2036................................      193

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
              FINANCE -- (CONTINUED)
$       213   Hasco HIM Trust,
                6.25%, 12/25/2035 M.............................  $   213
        200   Home Equity Asset Trust,
                4.75%, 06/27/2035 M.............................      198
        200   Hyundai Auto Receivables Trust,
                5.52%, 11/15/2012...............................      200
      4,761   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                4.07%, 01/15/2042 W.............................       81
        200   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                4.13%, 01/12/2038...............................      192
        170   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                4.38%, 10/12/2037...............................      166
        188   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                4.95%, 11/12/2039...............................      177
        220   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                5.47%, 04/15/2043 K.............................      215
      2,369   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                5.50%, 01/15/2038 MW............................       66
        350   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                5.65%, 02/15/2020 MK............................      350
        250   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                5.72%, 12/12/2044...............................      245
     17,658   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                6.00%, 09/12/2037 MW............................      192
        190   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                6.16%, 05/12/2034...............................      195
     26,090   LB-UBS Commercial Mortgage Trust,
                5.26%, 06/15/2036 MW............................      189
        200   Lehman Brothers Commercial Mortgage Trust,
                5.70%, 07/15/2018 MK............................      200
        250   LNR CDO Ltd.,
                5.46%, 05/28/2043 MK............................      250
        200   Long Beach Asset Holdings Corp. NIM,
                5.78%, 04/25/2046 M.............................      200
        100   Marlin Leasing Receivables LLC,
                4.52%, 03/15/2008 M.............................       99
        100   Marlin Leasing Receivables LLC,
                5.25%, 08/15/2012 M.............................       99
        200   Merrill Lynch Mortgage Trust,
                4.92%, 10/12/2041...............................      188
     16,428   Morgan Stanley Capital I,
                6.00%, 06/12/2047 MW............................      197

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
              FINANCE -- (CONTINUED)
$       200   Morgan Stanley Dean Witter Capital I,
                4.17%, 12/15/2041...............................  $   192
        109   Morgan Stanley Dean Witter Capital I,
                5.38%, 01/15/2039...............................      109
         39   Navistar Financial Corp. Owner Trust,
                3.08%, 11/15/2009...............................       39
        150   Providian Master Note Trust,
                5.45%, 03/16/2015 K.............................      150
         80   Renaissance Home Equity Loan Trust,
                5.707%, 05/25/2036..............................       79
        200   Renaissance Home Equity Loan Trust,
                6.16%, 05/25/2036...............................      199
         64   Residential Asset Mortgage Products, Inc.,
                3.68%, 08/25/2026...............................       64
        975   Small Business Administration Participation
                Certificates,
                5.35%, 02/01/2026...............................      953
      1,000   Small Business Administration Participation
                Certificates,
                5.57%, 03/01/2026...............................      992
      1,000   Small Business Administration Participation
                Certificates,
                5.64%, 04/01/2026...............................    1,002
         14   Soundview Home Equity Loan Trust, Inc.,
                8.64%, 05/25/2030...............................       14
        200   Wachovia Bank Commercial Mortgage Trust,
                4.39%, 02/15/2041...............................      189
        100   Wachovia Bank Commercial Mortgage Trust,
                4.87%, 02/15/2035...............................       96
      7,025   Wachovia Bank Commercial Mortgage Trust,
                5.50%, 02/15/2041 MW............................      163
         26   WFS Financial Owner Trust,
                3.05%, 12/20/2010...............................       26
         35   WFS Financial Owner Trust,
                3.13%, 05/17/2012...............................       34
                                                                  -------
                                                                   13,767
                                                                  -------
              TRANSPORTATION -- 0.3%
        130   Continental Airlines, Inc.,
                7.57%, 12/01/2006...............................      129
          3   Continental Airlines, Inc.,
                8.05%, 05/01/2022...............................        4
         53   Northwest Airlines, Inc.,
                6.81%, 02/01/2020...............................       52
                                                                  -------
                                                                      185
                                                                  -------
              Total asset & commercial mortgage backed
                securities
                (cost $14,220)..................................  $13,952
                                                                  -------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
CORPORATE BONDS: INVESTMENT GRADE -- 23.4%
              BASIC MATERIALS -- 0.8%
$        38   Fortune Brands, Inc.,
                5.125%, 01/15/2011..............................  $    37
        125   ICI Wilmington Co.,
                5.625%, 12/01/2013..............................      121
        100   International Paper Co.,
                5.25%, 04/01/2016...............................       92
         65   Lubrizol Corp.,
                5.50%, 10/01/2014...............................       62
        125   Noranda, Inc.,
                6.00%, 10/15/2015...............................      121
        100   Vale Overseas Ltd.,
                8.25%, 01/17/2034...............................      111
                                                                  -------
                                                                      544
                                                                  -------
              CONSUMER CYCLICAL -- 2.5%
        150   Centex Corp.,
                5.70%, 05/15/2014...............................      144
         75   CRH America, Inc.,
                5.30%, 10/15/2013...............................       72
        100   D.R. Horton, Inc.,
                5.625%, 09/15/2014..............................       94
         95   D.R. Horton, Inc.,
                6.00%, 04/15/2011...............................       94
        200   DaimlerChrysler NA Holdings Corp.,
                6.50%, 11/15/2013...............................      203
        150   Foster's Finance Corp.,
                4.875%, 10/01/2014 M............................      137
        125   J.C. Penny Co., Inc.,
                7.95%, 04/01/2017...............................      140
        150   Johnson Controls, Inc.,
                5.50%, 01/15/2016...............................      144
        100   Lennar Corp.,
                5.95%, 03/01/2013...............................       98
        100   Ltd. Brands, Inc.,
                5.25%, 11/01/2014...............................       92
        175   May Department Stores Co.,
                5.75%, 07/15/2014...............................      172
        125   Pulte Homes, Inc.,
                5.20%, 02/15/2015...............................      114
        150   Safeway, Inc.,
                5.625%, 08/15/2014..............................      145
        100   WMC Finance USA,
                5.125%, 05/15/2013..............................       96
                                                                  -------
                                                                    1,745
                                                                  -------
              CONSUMER STAPLES -- 0.2%
        100   Weyerhaeuser Co.,
                6.75%, 03/15/2012...............................      104
                                                                  -------
              ENERGY -- 1.4%
         75   Consumers Energy Co.,
                5.375%, 04/15/2013..............................       72
         50   Consumers Energy Co.,
                6.00%, 02/15/2014...............................       50
        115   Gazprom International S.A.,
                7.20%, 02/01/2020...............................      119

 PRINCIPAL                                                        MARKET
 AMOUNT U                                                         VALUE U
-----------                                                       -------
              ENERGY -- (CONTINUED)
$       100   Gazprom International S.A.,
                7.20%, 02/01/2020 M.............................  $   104
        120   Pemex Project Funding Master Trust,
                7.375%, 12/15/2014..............................      127
        110   Petrobras International Finance Co.,
                7.75%, 09/15/2014...............................      119
        125   USX Corp.,
                9.375%, 02/15/2012..............................      146
        175   Valero Energy Corp.,
                7.50%, 04/15/2032...............................      196
                                                                  -------
                                                                      933
                                                                  -------
              FINANCE -- 9.2%
        125   Ace INA Holdings, Inc.,
                5.875%, 06/15/2014..............................      123
        100   AES El Salvador,
                6.75%, 02/01/2016 M.............................       96
        100   AMB Property L.P.,
                7.50%, 06/30/2018...............................      108
        150   Archstone-Smith Operating Trust,
                5.25%, 05/01/2015...............................      142
        150   Arden Realty L.P.,
                5.20%, 09/01/2011...............................      148
        200   BAE Systems Holdings, Inc.,
                5.20%, 08/15/2015 M.............................      186
        100   Banco Continental Panama,
                6.625%, 12/01/2010 M............................       99
         90   Banco Nacional De Mtn Be,
                3.875%, 01/21/2009 M............................       85
        100   Camden Property Trust,
                5.00%, 06/15/2015...............................       92
        125   Capital One Bank Corp.,
                5.125%, 02/15/2014..............................      119
         75   Capital One Bank Corp.,
                6.50%, 06/13/2013...............................       78
        150   CIT Group, Inc.,
                5.125%, 09/30/2014..............................      142
         90   Deutsche Bank Capital Funding Trust,
                5.628%, 01/19/2016 M............................       85
        100   Farmers Exchange Capital,
                7.20%, 07/15/2048 M.............................       96
  MXP 2,500   General Electric Capital Corp.,
                9.50%, 08/04/2010...............................      230
        125   Goldman Sachs Group, Inc.,
                5.15%, 01/15/2014...............................      119
         75   Goldman Sachs Group, Inc.,
                5.25%, 04/01/2013...............................       73
        225   HSBC Capital Funding L.P.,
                4.61%, 12/27/2049 M.............................      205
        200   Hutchison Whampoa International Ltd.,
                6.25%, 01/24/2014 M.............................      202
        165   iStar Financial, Inc.,
                5.70%, 03/01/2014...............................      159
         50   JP Morgan Chase & Co.,
                5.125%, 09/15/2014..............................       48
        175   JP Morgan Chase & Co.,
                5.25%, 05/01/2015...............................      167

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              FINANCE -- (CONTINUED)
$        40   Kazkommerts International B.V.,
                7.875%, 04/07/2014 M............................  $    40
        150   Kazkommerts International B.V.,
                7.875%, 04/07/2014..............................      151
        175   Key Bank NA,
                5.80%, 07/01/2014...............................      174
        200   Kuzneski (Bank of Moscow),
                7.50%, 11/25/2015...............................      201
        157   Lehman Brothers Holdings, Inc.,
                5.50%, 04/04/2016...............................      152
        175   MBNA Corp.,
                6.125%, 03/01/2013..............................      179
        135   Merrill Lynch & Co.,
                6.875%, 11/15/2018..............................      146
        200   Mizuho Financial Group, Inc.,
                5.79%, 04/15/2014 M.............................      198
        175   Morgan Stanley Dean Witter, Inc.,
                4.75%, 04/01/2014...............................      162
        100   Natexis AMBS Co. LLC,
                8.44%, 12/29/2049 M.............................      106
        150   Northern Rock plc,
                5.60%, 04/30/2049 M.............................      144
        175   Public Bank Berhad,
                5.00%, 06/20/2017...............................      164
        200   Rabobank Capital Funding II,
                5.26%, 12/29/2049 M.............................      190
        158   Residential Capital Corp.,
                6.00%, 02/22/2011...............................      155
        110   Residential Capital Corp.,
                6.375%, 06/30/2010..............................      110
        100   Resona Bank Ltd.,
                5.85%, 12/31/2049 M.............................       96
        100   Santander Central Hispano Issuances Ltd.,
                7.625%, 09/14/2010..............................      108
         75   Shurgard Storage Centers, Inc.,
                5.875%, 03/15/2013..............................       75
        100   Sumitomo Mitsui Banking,
                5.63%, 10/15/2015 M.............................       96
        100   Swedbank Foreningssparbanken,
                9.00%, 12/31/2049 M.............................      112
        150   Toll Brothers Finance Corp.,
                5.15%, 05/15/2015...............................      134
        125   TuranAlem Finance B.V.,
                8.00%, 03/24/2014...............................      124
        100   UFJ Finance Aruba AEC,
                6.75%, 07/15/2013...............................      105
        100   Washington Mutual, Inc.,
                4.625%, 04/01/2014..............................       91
        150   Westfield Capital Corp.,
                5.125%, 11/15/2014 M............................      141
         50   Westpac Capital Trust III,
                5.82%, 09/30/2013 M.............................       49
        100   Westpac Capital Trust IV,
                5.26%, 12/31/2049 M.............................       93
                                                                  -------
                                                                    6,298
                                                                  -------

 PRINCIPAL                                                        MARKET
 AMOUNT U                                                         VALUE U
-----------                                                       -------
              FOREIGN GOVERNMENTS -- 1.4%
$        25   El Salvador (Republic of),
                8.25%, 04/10/2032 M.............................  $    27
        100   El Salvador (Republic of),
                8.50%, 07/25/2011...............................      110
 HUF 26,000   Hungary (Republic of),
                8.00%, 02/12/2015...............................      133
        100   South Africa (Republic of),
                7.375%, 04/25/2012..............................      107
        130   United Mexican States,
                5.625%, 01/15/2017..............................      124
         88   United Mexican States,
                6.625%, 03/03/2015..............................       91
         50   United Mexican States,
                6.75%, 09/27/2034...............................       51
  MXP 3,500   United Mexican States,
                9.00%, 12/22/2011...............................      325
                                                                  -------
                                                                      968
                                                                  -------
              HEALTH CARE -- 0.8%
        150   Cardinal Health, Inc.,
                4.00%, 06/15/2015...............................      130
        150   Manor Care, Inc.,
                6.25%, 05/01/2013...............................      148
        100   Universal Health Services, Inc.,
                6.75%, 11/15/2011...............................      102
        150   Wyeth,
                5.50%, 02/01/2014...............................      147
                                                                  -------
                                                                      527
                                                                  -------
              SERVICES -- 2.4%
         10   American Greetings Corp.,
                6.10%, 08/01/2028...............................       10
        175   Belo Corp.,
                7.25%, 09/15/2027...............................      170
        150   Clear Channel Communications, Inc.,
                5.50%, 09/15/2014...............................      138
        200   Cox Communications, Inc.,
                4.625%, 06/01/2013..............................      182
         30   Electronic Data Systems,
                3.875%, 07/15/2023..............................       31
         75   Harrah's Operating Co., Inc.,
                5.375%, 12/15/2013..............................       71
        150   Hyatt Equities LLC,
                6.875%, 06/15/2007 M............................      152
        150   Marriott International, Inc.,
                5.81%, 11/10/2015 M.............................      146
        150   Mashantucket Western Pequot Revenue Bond,
                5.91%, 09/01/2021 M.............................      141
        150   News America Holdings, Inc.,
                7.75%, 1/20/2024................................      160
         50   News America Holdings, Inc.,
                9.25%, 02/01/2013...............................       58
        150   Scholastic Corp.,
                5.00%, 04/15/2013...............................      130
         50   Time Warner Entertainment Co. L.P.,
                8.375%, 03/15/2023..............................       56

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                        MARKET
 AMOUNT U                                                         VALUE U
-----------                                                       -------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              SERVICES -- (CONTINUED)
$       160   Turner Broadcasting System, Inc.,
                8.375%, 07/01/2013..............................  $   177
                                                                  -------
                                                                    1,622
                                                                  -------
              TECHNOLOGY -- 2.3%
  MXP 1,200   American Movil SA de CV,
                9.00%, 01/15/2016...............................      106
        210   Cingular Wireless Services, Inc.,
                8.125%, 05/01/2012..............................      235
        100   Comcast Cable Communications, Inc.,
                6.75%, 01/30/2011...............................      104
        100   Comcast Cable Communications, Inc.,
                8.875%, 05/01/2017..............................      118
        150   Deutsche Telekom International Finance B.V.,
                5.25%, 07/22/2013...............................      143
        150   France Telecom S.A.,
                8.00%, 03/01/2011...............................      163
        150   Motorola, Inc.,
                8.00%, 11/01/2011...............................      167
        100   Sprint Capital Corp.,
                6.90%, 05/01/2019...............................      106
        150   Tele-Communications, Inc.,
                7.875%, 08/01/2013..............................      164
  MXP 1,400   Telefonos de Mexico S.A.,
                8.75%, 01/31/2016 K.............................      122
        150   Thomas & Betts Corp.,
                7.25%, 06/01/2013...............................      157
                                                                  -------
                                                                    1,585
                                                                  -------
              TRANSPORTATION -- 0.9%
        125   American Airlines, Inc.,
                7.86%, 10/01/2011...............................      133
        110   Carnival Corp.,
                6.65%, 01/15/2028...............................      111
        100   Continental Airlines, Inc.,
                6.56%, 02/15/2012...............................      103
        100   Continental Airlines, Inc.,
                7.45%, 10/02/2010...............................      103
        150   Royal Caribbean Cruises Ltd.,
                6.875%, 12/01/2013..............................      153
                                                                  -------
                                                                      603
                                                                  -------
              UTILITIES -- 1.5%
        100   Appalachian Power Co.,
                5.00%, 06/01/2017...............................       91
        150   Duke Energy Corp.,
                5.30%, 10/01/2015...............................      145
        125   Kinder Morgan, Inc.,
                5.15%, 03/01/2015...............................      116
         50   NorthWestern Corp.,
                7.30%, 12/01/2006 M.............................       50
        100   Tampa Electric Co.,
                6.375%, 08/15/2012..............................      103

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
              UTILITIES -- (CONTINUED)
$       100   Texas-New Mexico Power Co.,
                6.125%, 06/01/2008..............................  $   101
        400   TransAlta Corp.,
                5.75%, 12/15/2013...............................      390
                                                                  -------
                                                                      996
                                                                  -------
              Total corporate bonds: investment grade
                (cost $16,496)..................................  $15,925
                                                                  -------
CORPORATE BONDS: NON-INVESTMENT -- 31.0%
              BASIC MATERIALS -- 4.3%
        150   Abitibi-Consolidated, Inc.,
                7.75%, 06/15/2011...............................  $   149
        100   Asia Aluminum Holdings Ltd.,
                8.00%, 12/23/2011 M.............................       95
        150   Boise Cascade LLC,
                7.125%, 10/15/2014..............................      143
        150   Bowater, Inc.,
                7.91%, 03/15/2010 K.............................      152
        100   California Steel Industries, Inc.,
                6.125%, 03/15/2014..............................       96
        150   Cascades, Inc.,
                7.25%, 02/15/2013...............................      142
        150   Chaparral Steel Co.,
                10.00%, 07/15/2013..............................      168
        120   Chemtura Corp.,
                6.875%, 06/01/2016..............................      120
        125   Clarke American Corp.,
                11.75%, 12/15/2013 M............................      130
        110   Crown Americas, Inc.,
                7.75%, 11/15/2015 M.............................      113
         50   CSN Islands IX Corp.,
                10%, 01/15/2015.................................       58
        150   Domtar, Inc.,
                5.375%, 12/01/2013..............................      126
         25   Equistar Chemicals L.P.,
                8.75%, 02/15/2009...............................       26
        100   Evraz Group S.A.,
                8.25%, 11/10/2015 M.............................      101
         75   Goodyear Tire & Rubber Co.,
                9.00%, 07/01/2015...............................       77
        125   Goodyear Tire & Rubber Co.,
                11.25%, 03/01/2011..............................      140
        102   Koppers, Inc.,
                9.875%, 10/15/2013..............................      112
         55   Nova Chemicals Corp.,
                7.56%, 11/15/2013 K.............................       55
        145   Novelis, Inc.,
                7.75%, 02/15/2015 M.............................      141
         75   Owens-Brockway Glass Container, Inc.,
                8.75%, 11/15/2012                                      80
        100   Phosphate Resources Partners Ltd.,
                7.00%, 02/15/2008...............................      101
        100   Plastipak Holdings, Inc.,
                8.50%, 12/15/2015 M.............................      101
        150   PolyOne Corp.,
                8.875%, 05/01/2012..............................      152

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
CORPORATE BONDS: NON-INVESTMENT -- (CONTINUED)
              BASIC MATERIALS -- (CONTINUED)
$       150   Tornox Worldwide/Finance,
                9.50%, 12/01/2012 M.............................  $   158
         33   United States Steel Corp.,
                10.75%, 08/01/2008..............................       36
        100   Vedanta Resource plc,
                6.625%, 02/22/2010..............................       98
        100   Westlake Chemical Corp.,
                6.625%, 01/15/2016..............................       96
                                                                  -------
                                                                    2,966
                                                                  -------
              CAPITAL GOODS -- 0.6%
        100   Bombardier Recreational Products, Inc.,
                8.375%, 12/15/2013..............................      105
        200   Bombardier, Inc.,
                6.75%, 05/01/2012 M.............................      192
        100   Steinway Music Instruments,
                7.00%, 03/01/2014 M.............................       99
                                                                  -------
                                                                      396
                                                                  -------
              CONSUMER CYCLICAL -- 4.3%
        125   Amerigas Partners L.P.,
                7.125%, 05/20/2016..............................      124
        150   Arvinmeritor, Inc.,
                8.75%, 03/01/2012...............................      154
         85   Asbury Automotive Group,
                9.00%, 06/15/2012...............................       88
         85   Autonation, Inc.,
                7.05%, 04/15/2013 MK............................       86
         50   Brown Shoe Co., Inc.,
                8.75%, 05/01/2012...............................       53
        130   Delhaize America, Inc.,
                9.00%, 04/15/2031...............................      148
        370   Ford Capital B.V.,
                6.50%, 06/01/2010...............................      329
        110   General Motors Corp.,
                6.375%, 05/01/2008..............................       94
         90   GSC Holdings Corp.,
                8.00%, 10/01/2012 M.............................       90
        150   Inergy L.P.,
                8.25%, 03/01/2016 M.............................      154
        175   Ingles Markets, Inc.,
                8.875%, 12/01/2011..............................      183
         50   Invista,
                9.25%, 05/01/2012 M.............................       53
        150   Neiman Marcus Group, Inc.,
                10.375%, 10/15/2015 M...........................      161
         75   Phillips Van-Heusen Corp.,
                7.75%, 11/15/2023...............................       79
        145   Rexnord Corp.,
                10.125%, 12/15/2012.............................      159
         65   Russel Metals, Inc.,
                6.375%, 03/01/2014..............................       64
        150   SGS International, Inc.,
                12.00%, 12/15/2013 M............................      158
        105   Stater Brothers Holdings, Inc.,
                8.125%, 06/15/2012..............................      105

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
              CONSUMER CYCLICAL -- (CONTINUED)
$       100   Tech Olympic USA, Inc.,
                9.00%, 07/01/2010...............................  $   102
        150   Tenneco Automotive, Inc.,
                8.625%, 11/15/2014..............................      152
        150   TRW Automotive, Inc.,
                9.375%, 02/15/2013..............................      161
        100   Urbi Desarrollos Urbanos,
                8.50%, 04/19/2016 M.............................      101
        100   Warnaco, Inc.,
                8.875%, 06/15/2013..............................      105
                                                                  -------
                                                                    2,903
                                                                  -------
              CONSUMER STAPLES -- 1.1%
        110   Del Laboratories, Inc.,
                9.68%, 11/01/2011 MK............................      112
        115   Doane Pet Care Co.,
                10.625%, 11/15/2015.............................      140
        150   Dole Food Co., Inc.,
                8.625%, 05/01/2009..............................      148
        150   Nutros Products, Inc.,
                10.75%, 04/15/2014 MZ...........................      155
         90   Pierre Foods, Inc.,
                9.875%, 07/15/2012..............................       93
        100   Smithfield Foods, Inc.,
                7.75%, 05/15/2013...............................      101
                                                                  -------
                                                                      749
                                                                  -------
              ENERGY -- 2.1%
        100   Braskem S.A.,
                9.375%, 06/01/2015..............................      110
        115   Chaparral Energy, Inc.,
                8.50%, 12/01/2015 M.............................      118
         43   Chesapeake Energy Corp.,
                2.75%, 11/15/2035 M.............................       46
        150   Cie Gen Geophysique,
                7.50%, 05/15/2015 M.............................      155
         50   Colorado Interstate Gas,
                6.80%, 11/15/2015 M.............................       50
        120   Comstock Resources, Inc.,
                6.875%, 03/01/2012..............................      117
        150   Encore Acquisition Co.,
                7.25%, 12/01/2017...............................      149
        100   Giant Industries, Inc.,
                8.00%, 05/15/2014...............................      103
        105   Intergas Finance BV,
                6.875%, 11/04/2011..............................      106
         80   MEI Euro Finance Ltd,
                8.75%, 05/22/2010...............................       82
        100   Naftogaz Ukrainy,
                8.125%, 09/30/2009..............................       97
        100   Petrozuata Finance, Inc.,
                8.22%, 04/01/2017 M.............................       99
         50   Sibneft,
                11.50%, 02/13/2007..............................       52

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                        MARKET
 AMOUNT U                                                         VALUE U
-----------                                                       -------
CORPORATE BONDS: NON-INVESTMENT -- (CONTINUED)
              ENERGY -- (CONTINUED)
$       150   Whiting Petroleum Corp.,
                7.00%, 02/01/2014...............................  $   149
                                                                  -------
                                                                    1,433
                                                                  -------
              FINANCE -- 2.1%
        110   American Real Estate Partners L.P.,
                7.125%, 02/15/2013..............................      109
         60   Antam Finance Ltd.,
                7.375%, 09/30/2010..............................       60
        100   ATF Bank,
                8.875%, 11/01/2009..............................      102
        150   Avis Budget Car Rental,
                7.57%, 05/15/2014 MK............................      154
        110   Banco Votorantim S.A.,
                6.875%, 10/14/2015 M............................      110
         75   BCP Crystal Holdings Corp.,
                9.625%, 06/15/2014..............................       83
        200   Dredner (Exim Ukraine),
                7.75%, 09/23/2009...............................      202
        150   General Motors Acceptance Corp.,
                6.875%, 09/15/2011..............................      141
        150   Hertz Corp.,
                10.50%, 01/01/2016 M............................      166
        100   Host Marriott L.P.,
                6.375%, 03/15/2015..............................       97
         50   Host Marriott L.P.,
                6.75%, 06/01/2016 M.............................       49
        150   MDP Acquisitions,
                9.625%, 10/01/2012..............................      158
                                                                  -------
                                                                    1,431
                                                                  -------
              FOREIGN GOVERNMENTS -- 3.6%
        206   Argentina (Republic of),
                4.01%, 08/03/2012 K.............................      194
         38   Argentina (Republic of),
                8.28%, 12/31/2033...............................       38
        150   Brazil (Republic of),
                7.875%, 03/07/2015..............................      162
    BRL 250   Brazil (Republic of),
                12.50%, 01/05/2016..............................      120
         65   Colombia (Republic of),
                10.505%, 07/09/2010.............................       75
         75   Ecuador (Republic of),
                9.00%, 08/15/2030...............................       77
         30   Ecuador (Republic of),
                12.00%, 11/15/2012..............................       30
         30   El Salvador (Republic of),
                7.65%, 06/15/2035...............................       30
         30   Indonesia (Republic of),
                6.75%, 03/10/2014...............................       30
         80   Indonesia (Republic of),
                7.25%, 04/20/2015...............................       82
        105   Jamaica Government,
                10.625%, 06/20/2017.............................      121
         75   Lebanese Republic,
                10.125%, 08/06/2008.............................       80

 PRINCIPAL                                                        MARKET
 AMOUNT U                                                         VALUE U
-----------                                                       -------
              FOREIGN GOVERNMENTS -- (CONTINUED)
$        15   Panama (Republic of),
                8.875%, 09/30/2027..............................  $    18
        160   Panama (Republic of),
                9.375%, 07/23/2012..............................      184
        140   Peru (Republic of),
                3.00%, 03/07/2027 V.............................       95
         55   Peru (Republic of),
                9.125%, 02/21/2012..............................       61
        160   Peru (Republic of),
                9.875%, 02/06/2015..............................      190
    EUR 100   Philippines (Republic of),
                6.25%, 03/15/2016...............................      128
        100   Phillippines (Republic of),
                7.75%, 01/14/2031...............................      101
         75   Philippines (Republic of),
                8.375%, 02/15/2011..............................       81
         70   Philippines (Republic of),
                10.625%, 03/16/2025.............................       90
         60   Turkey (Republic of),
                7.25%, 03/15/2015...............................       62
        100   Ukraine Government,
                7.65%, 06/11/2013...............................      104
         50   Uruguay (Republic of),
                7.50%, 03/15/2015...............................       52
        100   Uruguay (Republic of),
                8.00%, 11/18/2022...............................      103
        130   Venezuela (Republic of),
                5.375%, 08/07/2010..............................      126
                                                                  -------
                                                                    2,434
                                                                  -------
              HEALTH CARE -- 0.5%
        150   CRC Health Corp.,
                10.75%, 02/01/2016 M............................      154
        140   HCA, Inc.,
                6.50%, 02/15/2016...............................      135
         70   Select Medical Corp.,
                7.625%, 02/01/2015..............................       63
                                                                  -------
                                                                      352
                                                                  -------
              SERVICES -- 5.7%
        150   Affinion Group, Inc.,
                10.125%, 10/15/2013 M...........................      155
        110   Allied Waste North America, Inc.,
                5.75%, 02/15/2011...............................      105
         55   Allied Waste North America, Inc.,
                8.875%, 04/01/2008..............................       58
        150   Cenveo Corp.,
                9.625%, 03/15/2012..............................      160
        130   Dex Media West LLC, Inc.,
                8.00%, 11/15/2013...............................      133
        195   Dex Media West LLC, Inc.,
                9.875%, 08/15/2013..............................      215
        651   Dow Jones CDX HY,
                6.75%, 06/29/2010 M.............................      651
        634   Dow Jones CDX,
                7.25%, 12/29/2010 M.............................      638

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
CORPORATE BONDS: NON-INVESTMENT -- (CONTINUED)
              SERVICES -- (CONTINUED)
$        10   Dow Jones,
                8.75%, 12/29/2010 M.............................  $    11
        100   Hilton Hotels Corp.,
                7.50%, 12/15/2017...............................      105
        100   ITT Corp.,
                7.375%, 11/15/2015..............................      106
         85   Knowledge Learning Center, Inc.,
                7.75%, 02/01/2015 M.............................       81
        175   Liberty Media Corp.,
                5.70%, 05/15/2013...............................      163
         65   Little Traverse Bay Bands of Odawa,
                10.25%, 02/15/2014 M............................       64
        150   Lodgenet Entertainment Corp.,
                9.50%, 06/15/2013...............................      162
        100   Network Communications,
                10.75%, 12/01/2013 M............................      103
        200   Penn National Gaming, Inc.,
                6.75%, 03/01/2015...............................      197
         65   Quebecor World Capital Corp.,
                8.75%, 03/15/2016 M.............................       63
        110   Reader's Digest Association, Inc.,
                6.50%, 03/1/2011................................      107
        100   Service Corp. International,
                7.70%, 04/15/2009...............................      102
        150   Sheridan Group, Inc.,
                10.25%, 08/15/2011..............................      154
        100   Sirius Satellite Radio, Inc.,
                9.625%, 08/01/2013..............................       98
         60   Sun Media Corp.,
                7.625%, 02/15/2013..............................       61
         50   Sungard Data Systems, Inc.,
                3.75%, 01/15/2009...............................       46
         50   Sungard Data Systems, Inc.,
                10.25%, 08/15/2015 M............................       54
        125   Town Sports International, Inc.,
                9.625%, 04/15/2011..............................      131
         70   Unisys Corp.,
                7.875%, 04/01/2008..............................       70
                                                                  -------
                                                                    3,993
                                                                  -------
              TECHNOLOGY -- 3.9%
         95   Advanced Micro Devices, Inc.,
                7.75%, 11/01/2012...............................      100
        100   Atlantic Broadband Finance LLC,
                9.375%, 01/15/2014..............................       95
        130   Charter Communications Operating LLC,
                8.00%, 04/30/2012 M.............................      131
         50   Citizens Communications Co.,
                9.00%, 08/15/2031...............................       54
        100   Citizens Communications Co.,
                9.25%, 05/15/2011...............................      110
         65   CSC Holdings, Inc.,
                8.125%, 07/15/2009..............................       67
        150   Echostar DBS Corp.,
                7.125%, 02/01/2016 M............................      146

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
              TECHNOLOGY -- (CONTINUED)
$        50   Hawaiian Telecom Communications, Inc.,
                12.50%, 05/01/2015 M............................  $    53
        150   Inmarsat Finance plc,
                7.625%, 06/30/2012..............................      154
        135   Insight Capital,
                10.50%, 11/01/2010..............................      142
        110   Intelsat Ltd.,
                6.50%, 11/01/2013...............................       86
        100   Itron, Inc.,
                7.75%, 05/15/2012...............................      103
         80   Mediacom LLC,
                9.50%, 01/15/2013...............................       82
        150   Nextel Partners, Inc.,
                8.125%, 07/01/2011..............................      157
        135   Nordic Telecommunications Co.,
                8.875%, 05/01/2016 M............................      140
        250   Qwest Communications International,
                7.50%, 02/15/2014...............................      252
        150   Rogers Wireless Communications, Inc.,
                6.375%, 03/01/2014..............................      148
        150   Rural Cellular Corp.,
                8.25%, 03/15/2012 M.............................      157
        130   Sanmina-Sci Corp.,
                8.125%, 03/01/2016..............................      132
        150   Solectron Corp.,
                8.00%, 03/15/2016 M.............................      152
        100   Stratos Global Corp.,
                9.875%, 02/15/2013 M............................      100
         75   Valor Telecom Enterprise,
                7.75%, 02/15/2015...............................       78
                                                                  -------
                                                                    2,639
                                                                  -------
              TRANSPORTATION -- 0.6%
         35   American Airlines, Inc.,
                7.379%, 05/23/2016..............................       31
         75   Greenbrier Cos., Inc.,
                8.375%, 05/15/2015..............................       78
        135   PNC Funding Corp.,
                7.50%, 11/01/2009 M.............................      134
        150   Trinity Industries, Inc.,
                6.50%, 03/15/2014...............................      144
                                                                  -------
                                                                      387
                                                                  -------
              UTILITIES -- 2.2%
        100   AES China Generating Co., Ltd.,
                8.25%, 06/26/2010...............................      100
        130   Atlas Pipeline Partners,
                8.125%, 12/15/2015 M............................      134
         83   Ce Casecnan Water & Energy,
                11.95%, 11/15/2010..............................       90
        100   Chivor S.S. E.S.P.,
                9.75%, 12/30/2014...............................      113
        110   Citco Trustees Cayman Ltd.,
                8.50%, 12/21/2014 M.............................      114
        105   Copano Energy LLC,
                8.125%, 03/01/2016 M............................      108

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
CORPORATE BONDS: NON-INVESTMENT -- (CONTINUED)
              UTILITIES -- (CONTINUED)
$       166   Elwood Energy LLC,
                8.16%, 07/02/2026...............................  $   177
        100   Mirant Amergias Generation LLC,
                8.50%, 10/01/2021...............................      101
         65   Nevada Power Co.,
                9.00%, 08/15/2013...............................       71
        100   NRG Energy, Inc.,
                7.375%, 02/01/2016..............................      101
         45   Reliant Energy, Inc.,
                6.75%, 12/15/2014...............................       41
        120   Sithe/Independence Funding Corp.,
                9.00%, 12/30/2013...............................      131
         99   Tenaska Alabama Partners L.P.,
                7.00%, 06/30/2021 M.............................       97
        100   Tennessee Gas Pipeline Co.,
                8.375%, 06/15/2032..............................      111
                                                                  -------
                                                                    1,489
                                                                  -------
              Total corporate bonds: non-investment
                (cost $21,088)..................................  $21,172
                                                                  -------
U.S. GOVERNMENT SECURITIES -- 4.4%
              U.S. TREASURY SECURITIES -- 4.4%
      1,200   3.875% 2009 J.....................................  $ 1,526
        285   4.50% 2009 -- 2015................................      277
        910   5.15% 2026 Z......................................      309
         90   5.25% 2028........................................       89
        425   5.375% 2031.......................................      431
        350   6.25% 2030........................................      396
                                                                  -------
              Total U.S. government securities
                (cost $3,119)...................................  $ 3,028
                                                                  -------
U.S. GOVERNMENT AGENCIES -- 17.5%
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.7%
        200   4.10% 2014........................................  $   192
        567   5.50% 2032........................................      553
      1,300   6.00% 2032........................................    1,289
        390   6.25% 2032........................................      426
      1,401   6.50% 2032........................................    1,429
                                                                  -------
                                                                    3,889
                                                                  -------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 11.8%
      3,385   4.01% 2009........................................    3,261
      1,176   5.00% 2017 -- 2035................................    1,131
        296   5.23% 2035........................................      291
      3,491   5.50% 2032 -- 2034................................    3,398
                                                                  -------
                                                                    8,081
                                                                  -------
              Total U.S. government agencies
                (cost $12,313)..................................  $11,970
                                                                  -------
              Total long-term investments
                (cost $67,386)..................................  $66,182
                                                                  -------

 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE U
-----------                                                       -------
SHORT-TERM INVESTMENTS -- 0.7%
              REPURCHASE AGREEMENTS -- 0.6%
$       145   BNP Paribas Repurchase Agreement,
                4.67%, 05/01/2006...............................  $   145
        135   RBS Greenwich Repurchase Agreement,
                4.65%, 05/01/2006...............................      135
        155   UBS Warburg Securities, Inc. Repurchase Agreement,
                4.68%, 05/01/2006...............................      155
                                                                  -------
                                                                      435
                                                                  -------
              U.S. TREASURY BILLS -- 0.1%
         50   US Treasury Bill,
                4.30%, 07/06/2006 Z [ ].........................       50
                                                                  -------
              Total short-term investments
                (cost $485).....................................  $   485
                                                                  -------
              Total investments in securities
                (cost $67,871) O................................  $66,667
                                                                  =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.99% of total net assets at April 30, 2006.

  U  All principal amounts are in U.S. dollars unless otherwise indicated.

      MXP  --   Mexican Peso
      BRL  --   Brazilian Real
      EUR  --   EURO
      HUF  --   Hungarian Forint

  O At April 30, 2006, the cost of securities for federal income tax purposes was $67,872 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $   427
      Unrealized depreciation.........................   (1,632)
                                                        -------
      Net unrealized depreciation.....................  $(1,205)
                                                        =======

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time

      PERIOD ACQUIRED   SHARES/PAR        SECURITY       COST BASIS
      ---------------   ----------        --------       ----------
      December 2005..      140       Peru (Republic
                                     of), 3.00%,
                                     03/07/2027             $103

     The aggregate value of these securities at April 30, 2006 was $95, which represents 0.14% of total net assets.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $14,134, which represents 20.72% of total net assets.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INCOME FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  J U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  [ ]Security pledged as initial margin deposit for open futures contracts at April 30, 2006.

  W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

                FUTURES CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                             NUMBER OF                                              APPRECIATION
DESCRIPTION                                                  CONTRACTS         POSITION         EXPIRATION         (DEPRECIATION)
-----------                                                  ---------         --------         ----------         --------------
CBT 5 Year U.S. Treasury Note futures contract                   10             Short           June 2006               $ 9
CBT 10 Year U.S. Treasury Note futures contract                  15             Short           June 2006                35
                                                                                                                        ---
                                                                                                                        $44
                                                                                                                        ===

These contracts had a market value of $2,625 as of April 30, 2006.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Euro                                           Sell             $ 129           $  124          06/05/2006              $(5)
Euro                                            Buy             1,721            1,700          05/10/2006               21
Hungarian Forint                               Sell               142              139          05/24/2006               (3)
Mexican Peso                                   Sell               768              768          05/31/2006               --
Mexican Peso                                    Buy               337              334          05/31/2006                3
                                                                                                                        ---
                                                                                                                        $16
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INFLATION PLUS FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.7%
            FINANCE -- 0.7%
 $   945    American Express Credit Account Master Trust,
              5.40%, 02/15/2012 MK............................  $    948
   3,000    Countrywide Asset Backed Certificates,
              5.16%, 07/25/2035 K.............................     3,001
   2,000    Wachovia Bank Commercial Mortgage Trust,
              5.36%, 10/15/2015 MK............................     2,001
                                                                --------
            Total asset & commercial mortgage backed
              securities
              (cost $5,945)...................................  $  5,950
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 0.3%
            FINANCE -- 0.3%
   2,600    SLM Corp.,
              5.04%, 04/01/2009 K.............................  $  2,531
                                                                --------
            Total corporate bonds: investment grade
              (cost $2,604)...................................  $  2,531
                                                                --------
U.S. GOVERNMENT SECURITIES -- 98.6%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.4%
   3,000    Tennessee Valley Authority,
              3.375%, 01/15/2007 J............................  $  3,793
                                                                --------
            U.S. TREASURY SECURITIES -- 98.2%
  29,170    0.875% 2010 J.....................................    29,096
  78,362    1.625% 2015 J.....................................    76,859
  57,535    1.875% 2013 J.....................................    60,470
 207,616    2.00% 2014/2026 J.................................   207,642
  75,990    2.375% 2025 J.....................................    79,140
  41,430    3.00% 2012 J......................................    47,722
  18,265    3.375% 2012/2032 J................................    24,286
  20,455    3.50% 2011 J......................................    24,730
  89,897    3.625% 2008/2028 J................................   122,850
  93,450    3.875% 2009/2029 J................................   126,443
  32,695    4.25% 2010 J......................................    41,572
     560    4.50% 2016........................................       536
                                                                --------
                                                                 841,346
                                                                --------
            Total U.S. government securities
              (cost $868,518).................................  $845,139
                                                                --------
            Total long-term investments
              (cost $877,067).................................  $853,620
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- 0.0%
            U.S. TREASURY BILLS -- 0.0%
 $   150    US Treasury Bill,
              4.30%, 07/06/2006 Z[ ]..........................  $    149
                                                                --------
            Total short-term investments
              (cost $149).....................................  $    149
                                                                --------
            Total investments in securities
              (cost $877,216) O...............................  $853,769
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
  O At April 30, 2006, the cost of securities for federal income tax purposes was $879,784 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $     --
      Unrealized depreciation........................   (26,015)
                                                       --------
      Net unrealized depreciation....................  $(26,015)
                                                       ========

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $2,949, which represents 0.34% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  J U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  [ ]Security pledged as initial margin deposit for open futures contracts at April 30, 2006.

                FUTURES CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                             NUMBER OF                                              APPRECIATION
DESCRIPTION                                                  CONTRACTS         POSITION         EXPIRATION         (DEPRECIATION)
-----------                                                  ---------         --------         ----------         --------------
US Long Bond Futures                                            100             Short           June 2006               $(24)
                                                                                                                        ====

These contracts had a market value of $(10,684) as of April 30, 2006.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                TRANSACTION          VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                -----------         -------         --------         ----------         --------------
British Sterling Pound                         Buy             $10,014          $9,655          07/06/2006             $ 359
British Sterling Pound                        Sell              10,014           9,534          07/06/2006              (480)
                                                                                                                       -----
                                                                                                                       $(121)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 94.4%
            AUSTRIA -- 1.2%
     33     Erste Bank Der Oesterreichischen Sparkassen
              AG B M..........................................  $  1,988
     32     Erste Bank Der Oesterreichischen Sparkassen
              AG DH...........................................     1,949
                                                                --------
                                                                   3,937
                                                                --------
            BELGIUM -- 1.2%
     34     KBC Bankverzekeringsholdings DH...................     3,959
                                                                --------
            CANADA -- 5.7%
     90     Cameco Corp. .....................................     3,659
     69     Inco Ltd. ........................................     3,919
     60     Petro-Canada......................................     2,961
    112     SNC-Lavalin Group, Inc. ..........................     3,249
     59     Suncor Energy, Inc. ..............................     5,052
                                                                --------
                                                                  18,840
                                                                --------
            FINLAND -- 2.2%
    320     Nokia Oyj ADR.....................................     7,258
                                                                --------
            FRANCE -- 16.5%
    166     Altran Technologies S.A. BD.......................     2,397
     32     Cie Generale d'Optique Essilor International
              S.A. DH.........................................     3,214
     20     Dassault Systemes S.A. DH.........................     1,106
     38     Groupe Danone D...................................     4,712
     65     LVMH Moet Hennessy Louis Vuitton S.A. DH..........     6,859
     64     PSA Peugeot Citroen DH............................     4,236
     73     Sanofi-Aventis S.A. DH............................     6,904
     16     Total S.A. DH.....................................     4,331
     19     Unibail DH........................................     3,347
      5     Vallourec D.......................................     6,672
    176     Veolia Environnment S.A. DH.......................    10,516
                                                                --------
                                                                  54,294
                                                                --------
            GERMANY -- 6.0%
    173     Commerzbank AG DH.................................     7,154
     45     Hypo Real Estate Holding AG DH....................     3,164
     17     SAP AG ADR D......................................     3,640
     61     Siemens AG D......................................     5,782
                                                                --------
                                                                  19,740
                                                                --------
            GREECE -- 0.9%
     78     Opap S.A. D.......................................     2,880
                                                                --------
            HONG KONG -- 0.6%
  1,572     Shun Tak Holdings Ltd DH..........................     1,997
                                                                --------
            IRELAND -- 0.5%
     38     Ryanair Holdings plc ADR BH.......................     1,770
                                                                --------
            ISRAEL -- 0.6%
     48     Teva Pharmaceutical Industries Ltd. ADR...........     1,948
                                                                --------
            ITALY -- 0.6%
    283     UniCredito Italiano S.p.A. DH.....................     2,135
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            JAPAN -- 16.7%
     38     Credit Saison Co. Ltd. D..........................  $  1,989
     62     Daiichi Sankyo Co., Ltd. D........................     1,587
      1     Dentsu, Inc. D....................................     2,938
     86     Eisai Co., Ltd. DH................................     3,936
    156     JSR Corp. DH......................................     4,793
    123     Jteckt Corp. DH...................................     2,647
     82     Matsushita Electric Industrial Co., Ltd. D........     1,978
     @@     Mitsubishi UFJ Financial Group, Inc. D............     5,191
    110     Nippon Electric Glass Co., Ltd. DH................     2,465
      7     Rakuten, Inc. DH..................................     5,358
    285     Sharp Corp. D.....................................     4,987
    442     Shinsei Bank Ltd. D...............................     3,087
    153     Sumitomo Realty & Development DH..................     4,049
     56     Tokyo Electron Ltd. D.............................     4,033
    104     Toyota Motor Corp. D..............................     6,070
                                                                --------
                                                                  55,108
                                                                --------
            LUXEMBOURG -- 3.0%
    227     Citigroup Global Certificate -- Bharti
              Televentures B MD...............................     2,034
    239     SES Global S.A. DH................................     3,923
     85     Tenaris S.A. ADR..................................     3,879
                                                                --------
                                                                   9,836
                                                                --------
            MEXICO -- 3.4%
    154     America Movil S.A. de C.V. ADR....................     5,695
    258     Grupo Televisa S.A. ADR...........................     5,470
                                                                --------
                                                                  11,165
                                                                --------
            NETHERLANDS -- 4.4%
    195     ASML Holding N.V. BD..............................     4,129
     64     Euronext D........................................     5,698
    132     Koninklijke (Royal) Philips Electronics N.V. BD...     4,563
                                                                --------
                                                                  14,390
                                                                --------
            NORWAY -- 1.5%
    151     Statoil ASA D.....................................     4,940
                                                                --------
            SOUTH KOREA -- 2.6%
     49     Lotte Shopping Co. GDR B M........................     1,001
     50     Lotte Shopping Co. GDR B..........................     1,037
     10     Samsung Electronics Co., Ltd. D...................     6,560
                                                                --------
                                                                   8,598
                                                                --------
            SPAIN -- 1.0%
    143     Banco Bilbao Vizcaya Argentaria S.A. DH...........     3,156
                                                                --------
            SWEDEN -- 2.0%
     52     Atlas Copco AB DH.................................     1,549
  1,408     Telefonaktiebolaget LM Ericsson DH................     4,997
                                                                --------
                                                                   6,546
                                                                --------
            SWITZERLAND -- 6.3%
      2     Kuehne & Nagel International AG D.................       843
    115     Logitech International S.A. BD....................     4,755
     33     Roche Holding AG D................................     5,072

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            SWITZERLAND -- (CONTINUED)
    105     Swatch Group AG DH................................  $  3,847
     53     UBS AG DH.........................................     6,232
                                                                --------
                                                                  20,749
                                                                --------
            TAIWAN -- 0.7%
    339     Hon Hai Precision Industry Co., Ltd. D............     2,290
                                                                --------
            UNITED KINGDOM -- 16.8%
     72     Anglo American plc D..............................     3,093
  1,586     Arm Holdings plc D................................     3,893
    112     AstraZeneca plc D.................................     6,149
    121     BHP Billiton plc D................................     2,488
  1,102     Carphone Warehouse Group plc D....................     6,698
  1,219     EMI Group plc D...................................     6,292
    305     London Stock Exchange plc.........................     6,880
     43     Man Group plc D...................................     1,989
    254     Pearson plc D.....................................     3,497
    200     Reckitt Benckiser plc D...........................     7,286
    149     Standard Chartered plc D..........................     3,947
     87     Xstrata plc DH....................................     3,145
                                                                --------
                                                                  55,357
                                                                --------
            Total common stock
              (cost $260,633).................................  $310,893
                                                                --------
PREFERRED STOCKS -- 1.3%
            GERMANY -- 1.3%
    151     Prosieben Sat.1 Media AG..........................  $  4,188
                                                                --------
            Total preferred stocks
              (cost $3,812)...................................  $  4,188
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 26.5%
            REPURCHASE AGREEMENTS -- 4.2%
 $2,405     Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $  2,405
  1,592     Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................     1,592
  2,438     Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................     2,438
    982     JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       982
  2,201     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................     2,201

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $  361     UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................  $    361
  3,928     UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................     3,928
                                                                --------
                                                                  13,907
                                                                --------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 22.3%
 73,465     Navigator Prime Portfolio.........................    73,465
                                                                --------
            Total short-term investments
              (cost $87,372)..................................  $ 87,372
                                                                --------
            Total investments in securities
              (cost $351,817) O...............................  $402,453
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.63% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $255,127, which represents 77.43% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $353,125 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $50,190
      Unrealized depreciation.........................     (862)
                                                        -------
      Net unrealized appreciation.....................  $49,328
                                                        =======

  B  Currently non-income producing.

 H   Security is partially on loan at April 30, 2006.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $5,023, which represents 1.52% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Swiss Francs                                    Buy             $  53           $   51          05/02/2006              $ 2
Swiss Francs                                    Buy               124              122          05/03/2006                2
Swiss Francs                                    Buy               136              136          05/04/2006               --
Euro                                            Buy               590              582          05/02/2006                8
Euro                                           Sell               165              164          05/03/2006               (1)
Euro                                           Sell               738              738          05/04/2006               --
Swiss Francs                                    Buy             1,011            1,000          05/03/2006               11
British Pound                                   Buy               671              671          05/04/2006               --
Swedish Krona                                   Buy               644              633          05/02/2006               11
                                                                                                                        ---
                                                                                                                        $33
                                                                                                                        ===

DIVERSIFICATION BY INDUSTRY
As of April 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        10.4%
---------------------------------------------------------------
Capital Goods                                           0.5
---------------------------------------------------------------
Consumer Cyclical                                       9.8
---------------------------------------------------------------
Consumer Staples                                        3.6
---------------------------------------------------------------
Energy                                                  5.2
---------------------------------------------------------------
Finance                                                20.6
---------------------------------------------------------------
Health Care                                             8.7
---------------------------------------------------------------
Services                                               10.5
---------------------------------------------------------------
Technology                                             22.3
---------------------------------------------------------------
Transportation                                          0.8
---------------------------------------------------------------
Utilities                                               3.2
---------------------------------------------------------------
Short-Term Investments                                 26.5
---------------------------------------------------------------
Other Assets & Liabilities                            (22.1)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 96.6%
            AUSTRALIA -- 2.1%
    151     Santos Ltd. D.....................................  $  1,353
    197     Westpac Banking Corp. D...........................     3,765
                                                                --------
                                                                   5,118
                                                                --------
            BRAZIL -- 2.0%
     65     Companhia Vale do Rio Doce ADR....................     3,349
     43     Usinas Siderurgicas De Minas Gerais S.A. .........     1,620
                                                                --------
                                                                   4,969
                                                                --------
            CANADA -- 7.1%
     81     Alcan, Inc. H.....................................     4,219
     62     Cameco Corp. .....................................     2,500
     62     EnCana Corp. .....................................     3,094
     56     Inco Ltd. H.......................................     3,165
     43     OPTI Canada, Inc. B...............................     1,662
     49     Talisman Energy, Inc. H...........................     2,745
                                                                --------
                                                                  17,385
                                                                --------
            FINLAND -- 2.3%
    249     Nokia Oyj D.......................................     5,647
                                                                --------
            FRANCE -- 13.0%
     44     Carrefour S.A. BD.................................     2,521
     30     Cie Generale d'Optique Essilor International
              S.A. DH.........................................     2,972
     28     CNP Assurances DH.................................     3,063
     85     Credit Agricole S.A. DH...........................     3,440
     32     Lafarge S.A. DH...................................     3,905
     32     LVMH Moet Hennessy Louis Vuitton S.A. DH..........     3,362
     56     PSA Peugeot Citroen DH............................     3,654
     57     Sanofi-Aventis S.A. DH............................     5,385
     14     Total S.A. DH.....................................     3,951
                                                                --------
                                                                  32,253
                                                                --------
            GERMANY -- 5.1%
     37     E.On AG BDH.......................................     4,533
     24     Muenchener Rueckversicherungs-Gesellschaft
              AG DH...........................................     3,348
     21     SAP AG ADR DH.....................................     4,639
                                                                --------
                                                                  12,520
                                                                --------
            GREECE -- 0.8%
      5     Opap S.A. BD......................................       175
     49     Opap S.A. D.......................................     1,808
                                                                --------
                                                                   1,983
                                                                --------
            HONG KONG -- 1.3%
    438     Hong Kong Exchanges & Clearing Ltd. D.............     3,148
                                                                --------
            HUNGARY -- 0.5%
     10     Mol Magyr Olaj-Es Gazipari D......................     1,240
                                                                --------
            INDIA -- 0.8%
     27     Infosys Technologies Ltd. D.......................     1,898
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            IRELAND -- 0.8%
     72     Ryanair Holdings plc BD...........................  $    596
     28     Ryanair Holdings plc ADR BH.......................     1,299
                                                                --------
                                                                   1,895
                                                                --------
            ITALY -- 5.2%
    624     Banca Intesa S.p.A. DH............................     3,697
    161     Bulgari S.p.A. DH.................................     2,002
     24     Tod's S.p.A. D....................................     1,934
    669     UniCredito Italiano S.p.A. DH.....................     5,041
                                                                --------
                                                                  12,674
                                                                --------
            JAPAN -- 18.8%
     53     Astellas Pharma, Inc. D...........................     2,218
     28     Canon, Inc. D.....................................     2,143
     33     Credit Saison Co. Ltd. DH.........................     1,721
     86     Daiichi Sankyo Co., Ltd. D........................     2,207
     59     Denso Corp. D.....................................     2,300
     61     Eisai Co., Ltd. DH................................     2,777
    116     Matsui Securities Co., Ltd. BDH...................     1,549
    750     Mitsubishi Heavy Industries D.....................     3,698
     --     Mitsubishi UFJ Financial Group, Inc. D............     3,768
    286     Mitsui & Co., Ltd. DH.............................     4,328
     --     Nippon Telegraph & Telephone Corp. D..............     2,233
    368     Obayashi Corp. DH.................................     2,814
     26     Promise Co., Ltd. DH..............................     1,584
     88     Seven & I Holdings Co., Ltd. D....................     3,417
    265     Shinsei Bank Ltd. D...............................     1,851
     68     Sony Corp. DH.....................................     3,335
     54     Terumo Corp. D....................................     1,933
     44     Toyota Motor Corp. D..............................     2,576
                                                                --------
                                                                  46,452
                                                                --------
            LUXEMBOURG -- 0.5%
     42     Ternium S.A. ADR B................................     1,114
                                                                --------
            MEXICO -- 2.1%
     37     America Movil S.A. de C.V. ADR....................     1,380
    461     Grupo Televisa S.A. H.............................     1,964
    614     Walmart De Mexico.................................     1,751
                                                                --------
                                                                   5,095
                                                                --------
            NETHERLANDS -- 1.3%
     89     Koninklijke (Royal) Philips Electronics
              N.V. BDH........................................     3,082
                                                                --------
            NORWAY -- 3.4%
    257     Statoil ASA DH....................................     8,411
                                                                --------
            SOUTH AFRICA -- 1.5%
    184     MTN Group Ltd. MD.................................     1,832
    138     Standard Bank Group Ltd. D........................     1,969
                                                                --------
                                                                   3,801
                                                                --------
            SOUTH KOREA -- 1.0%
      3     Samsung Electronics Co., Ltd. D...................     2,376
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            SPAIN -- 3.8%
    330     Banco Bilbao Vizcaya Argentaria S.A. DH...........  $  7,289
    774     Iberia Lineas Aer De Espana DH....................     2,167
                                                                --------
                                                                   9,456
                                                                --------
            SWEDEN -- 1.6%
  1,104     Telefonaktiebolaget LM Ericsson DH................     3,918
                                                                --------
            SWITZERLAND -- 9.4%
     79     Credit Suisse Group H.............................     4,941
     32     Nestle S.A. DH....................................     9,610
     50     UBS AG DH.........................................     5,836
     11     Zurich Financial Services AG D....................     2,609
                                                                --------
                                                                  22,996
                                                                --------
            TAIWAN -- 3.5%
    617     Chunghwa Telecom Co., Ltd. D......................     1,186
    146     Chunghwa Telecom Co., Ltd. ADR....................     3,014
    536     Powertech Technology, Inc. BD.....................     1,843
  3,259     Yuanta Core Pacific Securities Co. BD.............     2,494
                                                                --------
                                                                   8,537
                                                                --------
            UNITED KINGDOM -- 8.7%
     66     AstraZeneca plc D.................................     3,623
    325     EMI Group plc D...................................     1,679
    102     London Stock Exchange plc.........................     2,310
  1,050     Old Mutual plc D..................................     3,665
     87     Reckitt Benckiser plc D...........................     3,182
    134     Smiths Group plc D................................     2,476
    128     Xstrata plc DH....................................     4,614
                                                                --------
                                                                  21,549
                                                                --------
            Total common stock
              (cost $201,037).................................  $237,517
                                                                --------
PRINCIPAL
AMOUNT
 ------
 SHORT-TERM INVESTMENTS -- 26.3%
            REPURCHASE AGREEMENTS -- 2.2%
 $  927     Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $    927
    613     Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       613
    940     Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................       940
    379     JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       379
    848     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................       848

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $  139     UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................  $    139
  1,514     UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................     1,514
                                                                --------
                                                                   5,360
                                                                --------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 24.1%
 59,347     Navigator Prime Portfolio.........................    59,347
                                                                --------
            Total short-term investments
              (cost $64,707)..................................  $ 64,707
                                                                --------
            Total investments in securities
              (cost $265,744) O...............................  $302,224
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.62% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $197,390, which represents 80.30% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $265,856 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $36,929
      Unrealized depreciation.........................     (561)
                                                        -------
      Net unrealized appreciation.....................  $36,368
                                                        =======

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $1,832, which represents 0.75% of total net assets.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of Securities.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Euro                                            Buy             $ 479           $  473          05/02/2006              $  6
Euro                                            Buy               417              414          05/03/2006                 3
Euro                                           Sell             1,590            1,591          05/04/2006                 1
British Pound                                  Sell               293              287          05/02/2006                (6)
British Pound                                  Sell               868              858          05/03/2006               (10)
British Pound                                  Sell             1,257            1,235          07/26/2005               (22)
Mexican Peso                                    Buy               342              343          05/03/2006                (1)
Swiss Franc                                    Sell             1,285            1,247          07/26/2006               (38)
                                                                                                                        ----
                                                                                                                        $(67)
                                                                                                                        ====

DIVERSIFICATION BY INDUSTRY
As of April 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        10.0%
---------------------------------------------------------------
Capital Goods                                           1.5
---------------------------------------------------------------
Consumer Cyclical                                      12.5
---------------------------------------------------------------
Consumer Staples                                        5.2
---------------------------------------------------------------
Energy                                                  9.1
---------------------------------------------------------------
Finance                                                27.3
---------------------------------------------------------------
Health Care                                             8.6
---------------------------------------------------------------
Services                                                4.9
---------------------------------------------------------------
Technology                                             14.0
---------------------------------------------------------------
Transportation                                          1.7
---------------------------------------------------------------
Utilities                                               1.8
---------------------------------------------------------------
Short-Term Investments                                 26.3
---------------------------------------------------------------
Other Assets & Liabilities                            (22.9)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 94.4%
            AUSTRALIA -- 5.2%
      71    ABB Grain Ltd. D..................................  $    412
     518    Adsteam Marine Ltd. DH............................       796
     247    AWB Ltd. DH.......................................       836
     341    Dyno Nobel Ltd. BM................................       679
     152    Excel Coal Ltd. DH................................       988
     281    Harvey Norman Holdings Ltd. DH....................       809
     439    Multiplex Group D.................................     1,023
     285    PaperlinX Ltd. DH.................................       726
      66    Publishing & Broadcasting Ltd. D..................       928
      89    Santos Ltd. D.....................................       804
     199    Transurban Group DH...............................     1,000
                                                                --------
                                                                   9,001
                                                                --------
            BELGIUM -- 0.7%
       4    S.A. D'Ieteren N.V. D.............................     1,310
                                                                --------
            CHINA -- 1.3%
   1,973    Beijing Capital International Airport Co.,
              Ltd. D..........................................     1,144
   1,971    China Oilfield Services Ltd. DH...................     1,088
                                                                --------
                                                                   2,232
                                                                --------
            DENMARK -- 1.2%
      18    Carlsberg A/S Class B DH..........................     1,210
      15    Trygvesta A.S. DH.................................       932
                                                                --------
                                                                   2,142
                                                                --------
            FINLAND -- 1.7%
     110    M-real Oyj D......................................       713
      56    Nokian Rendaat Oyj DH.............................       953
      42    Tietoenator Oyj DH................................     1,305
                                                                --------
                                                                   2,971
                                                                --------
            FRANCE -- 5.9%
       9    Bacou-Dalloz DH...................................     1,215
      24    bioMerieux S.A. DH................................     1,481
      10    Cegedim S.A. DH...................................       928
      37    Dassault Systemes S.A. DH.........................     2,011
       6    Klepierre MD......................................       735
      32    M6-Metropole Television DH........................       987
      10    SEB S.A. D........................................     1,202
      18    Sodexho Alliance S.A. DH..........................       860
       5    Unibail D.........................................       911
                                                                --------
                                                                  10,330
                                                                --------
            GERMANY -- 8.0%
      14    Altana AG H.......................................       872
      28    AWD Holding AG DH.................................       988
      12    Deutsche Euroshop D...............................       869
      67    ELMOS Semiconductor AG BDH........................       794
     125    GEA Group AG BDH..................................     2,360
      56    Kontron AG BDH....................................       630
      28    MLP AG D..........................................       689
      79    MTU Aero Engines Holdings AG BD...................     2,865
      49    Praktiker Bau-Und Heimwerkermaerkte Holding
              AG BD...........................................     1,470

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            GERMANY -- (CONTINUED)
      72    SGL Carbon AG BDH.................................  $  1,520
      31    Thielert AG B.....................................     1,011
                                                                --------
                                                                  14,068
                                                                --------
            GREECE -- 1.8%
     299    Hellenic Technodomiki Tev S.A. D..................     3,147
                                                                --------
            HONG KONG -- 1.1%
     578    Chinese Estates Holdings Ltd. D...................       751
   2,016    Far East Pharmaceutical Technology Co.,
              Ltd. BHD........................................        --
     702    Shangri-La Asia Ltd. .............................     1,245
                                                                --------
                                                                   1,996
                                                                --------
            INDIA -- 0.7%
      38    Dr. Reddy's Laboratories Ltd. ADR.................     1,228
                                                                --------
            ITALY -- 5.1%
     549    AEM S.p.A. DH.....................................     1,196
     108    Banca Popolare di Milano S.c.r.l. D...............     1,365
     134    Brembo S.p.A. D...................................     1,373
     219    Immobiliare Grande Distribuzione D................       643
      59    Indesit Co. S.p.A. DH.............................       778
     204    Safilo S.p.A. B...................................     1,144
     705    Sorin S.p.A. BD...................................     1,415
      13    Tod's S.p.A. D....................................     1,042
                                                                --------
                                                                   8,956
                                                                --------
            JAPAN -- 24.4%
     181    77 Bank Ltd. D....................................     1,422
      34    Coca-Cola West Japan Co., Ltd. DH.................       845
      27    Disco Corp. DH....................................     1,703
      52    FamilyMart Co., Ltd. D............................     1,498
     220    Fuji Fire & Marine Insurance Co., Ltd. DH.........       998
     136    Gunma Bank Ltd. D.................................     1,045
      15    Hakuhodo DY Holdings, Inc. DH.....................     1,440
      43    Hamamatsu Photonics KK DH.........................     1,329
      27    Hogy Medical Co., Ltd. D..........................     1,434
       9    Honeys Co., Ltd. DH...............................       504
      28    Japan Petroleum Exploration Co., Ltd. D...........     2,052
       2    Jupiter Telecommunications Co., Ltd. BD...........     1,352
      52    Kobayashi Pharmaceutical Co., Ltd. DH.............     1,840
      49    MEC Co., Ltd. DH..................................       893
      23    Milbon Co., Ltd. D................................     1,004
     137    Mochida Pharmaceutical Co., Ltd. DH...............     1,305
     304    Morinaga & Co., Ltd. DH...........................       838
      10    Neomax Co., Ltd. DQ...............................       286
      --    Nomura Real Estate Office Fund, Inc. DH...........       683
      25    OBIC Business Consultants Ltd. DH.................     1,406
       8    OBIC Co., Ltd. DH.................................     1,738
       6    Point, Inc. D.....................................       455
       9    Ryohin Keikaku Co., Ltd. D........................       832
     105    Shionogi & Co., Ltd. DH...........................     1,772
      82    Sumitomo Forestry Co., Ltd. DH....................       834
     708    Sumitomo Osaka Cement Co., Ltd. D.................     2,586
      35    Taiyo Ink Manufacturing Co., Ltd. D...............     1,948
      70    Tanabe Seiyaku Co., Ltd D.........................       824

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            JAPAN -- (CONTINUED)
      19    Tocalo Co., Ltd. D................................  $    694
      85    Toppan Forms Co., Ltd. D..........................     1,375
     265    Toyo Construction Co., Ltd. BDH...................       413
      15    Uni-Charm Corp. DH................................       871
      32    Union Tool Co. D..................................     2,074
      78    Uny Co., Ltd. DH..................................     1,398
      15    USS Co., Ltd. D...................................     1,098
                                                                --------
                                                                  42,789
                                                                --------
            LIECHTENSTEIN -- 0.7%
       5    Verwalt & Privat-Bank AG D........................     1,142
                                                                --------
            LUXEMBOURG -- 0.5%
      30    Stolt-Nielsen S.A. DH.............................       844
                                                                --------
            MALAYSIA -- 1.5%
     421    Resorts World Berhad..............................     1,558
     739    YTL Corp. Berhad..................................     1,040
                                                                --------
                                                                   2,598
                                                                --------
            NETHERLANDS -- 1.7%
      59    Qiagen N.V. BDH...................................       870
       7    SBM Offshore N.V. D...............................       706
      54    Wolters Kluwer N.V. BDH...........................     1,417
                                                                --------
                                                                   2,993
                                                                --------
            PORTUGAL -- 0.6%
     183    Mota -- Engil S.A. D..............................     1,012
                                                                --------
            SINGAPORE -- 0.4%
     627    Goodpack Ltd. ....................................       754
                                                                --------
            SOUTH KOREA -- 2.4%
      12    GS Engineering & Construction Corp. D.............       870
      37    GS Holdings Corp. D...............................     1,168
      13    Hyundai Motor Co., Ltd. D.........................     1,154
      31    KT Freetel Co., Ltd. D............................     1,023
                                                                --------
                                                                   4,215
                                                                --------
            SPAIN -- 0.6%
     284    Iberia Lineas Aer De Espana D.....................       796
      10    Prosegur Compania de Seguridad S.A. D.............       263
                                                                --------
                                                                   1,059
                                                                --------
            SWEDEN -- 4.1%
      56    Alfa Laval Ab BDH.................................     1,833
      43    D. Carnegie & Co. Ab DH...........................       959
      62    Munters Ab BD.....................................     2,372
      84    Swedish Match Ab DH...............................     1,261
      36    Trelleborg Ab DH..................................       793
                                                                --------
                                                                   7,218
                                                                --------
            SWITZERLAND -- 6.5%
      13    Bachem Holding AG Class B D.......................       863
      17    Baloise Holding AG DH.............................     1,314
       9    Charles Voegele Holding AG BD.....................       774
      12    Ciba Specialty Chemicals AG DH....................       737

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            SWITZERLAND -- (CONTINUED)
      13    Dufry Group B.....................................  $  1,136
      42    EFG International B...............................     1,250
      15    Ems-Chemie Holding AG D...........................     1,627
       1    Geberit AG BDH....................................       832
      20    Logitech International S.A. BD....................       821
       2    Sulzer AG D.......................................     1,940
                                                                --------
                                                                  11,294
                                                                --------
            THAILAND -- 0.4%
   2,375    Krung Thai Bank plc...............................       766
                                                                --------
            UNITED KINGDOM -- 17.9%
      15    Antofagasta D.....................................       649
     262    Benfield Group plc D..............................     1,858
      87    Cambridge Antibody Technology Group plc BD........     1,160
     310    Cattles plc D.....................................     2,138
      43    Close Brothers Group plc D........................       847
      96    EMAP plc D........................................     1,537
     221    EMI Group plc D...................................     1,141
     145    F&C Asset Management plc D........................       578
     280    FirstGroup plc D..................................     2,131
     778    FKI plc D.........................................     1,647
     422    GCAP Media plc D..................................     1,958
      95    ICAP plc D........................................       900
     140    Jardine Lloyd Thompson Group plc D................       984
     153    Kesa Electricals plc D............................       874
     138    Lancashire Holdings Ltd. B........................       784
      87    Luminar plc D.....................................       840
      13    Mapeley Ltd. .....................................       786
     254    Misys plc D.......................................       963
     115    Petrofac Ltd. D...................................       713
     426    Rentokil Initial plc D............................     1,235
      51    Speedy Hire plc D.................................       864
     290    SSL International plc D...........................     1,605
      44    Travis Perkins plc D..............................     1,266
      56    Ultra Electronics Holdings plc D..................     1,115
      19    Willis Group Holdings Ltd. .......................       675
      96    Wolfson Microelectronics plc BD...................       826
     270    Yule Catto & Co. plc D............................     1,318
                                                                --------
                                                                  31,392
                                                                --------
            Total common stock
              (cost $144,435).................................  $165,457
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 26.1%
            REPURCHASE AGREEMENTS -- 3.7%
 $ 1,118    Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $  1,118
     740    Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       740
   1,133    Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................     1,133

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $   456    JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................  $    456
   1,023    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................     1,023
     168    UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................       168
   1,826    UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................     1,826
                                                                --------
                                                                   6,464
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 22.4%
  39,357    Navigator Prime Portfolio.........................    39,357
                                                                --------
            Total short-term investments
              (cost $45,821)..................................  $ 45,821
                                                                --------
            Total investments in securities
              (cost $190,256) O...............................  $211,278
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 94.42% of total net assets at April 30, 2006.
  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $150,529, which represents 85.90% of total net assets.
  O At April 30, 2006, the cost of securities for federal income tax purposes was $190,411 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $22,828
      Unrealized depreciation.........................   (1,961)
                                                        -------
      Net unrealized appreciation.....................  $20,867
                                                        =======

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $1,414, which represents 0.81% of total net assets.

  Q The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2006 was $113.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
DIVERSIFICATION BY INDUSTRY
As of April 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        11.0%
---------------------------------------------------------------
Capital Goods                                           8.2
---------------------------------------------------------------
Consumer Cyclical                                      16.6
---------------------------------------------------------------
Consumer Staples                                        3.6
---------------------------------------------------------------
Energy                                                  3.2
---------------------------------------------------------------
Finance                                                18.1
---------------------------------------------------------------
Health Care                                            10.0
---------------------------------------------------------------
Services                                               10.2
---------------------------------------------------------------
Technology                                              9.1
---------------------------------------------------------------
Transportation                                          3.3
---------------------------------------------------------------
Utilities                                               1.1
---------------------------------------------------------------
Short-Term Investments                                 26.1
---------------------------------------------------------------
Other Assets & Liabilities                            (20.5)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
British Sterling Pound                          Buy             $3,897          $3,775          06/12/2006             $ 122
British Sterling Pound                         Sell             3,897            3,893          06/12/2006                (4)
Euro                                            Buy               205              202          05/02/2006                 3
Euro                                            Buy               597              593          05/03/2006                 4
Euro                                            Buy               503              503          05/04/2006                --
Japanese Yen                                   Sell             1,434            1,422          05/01/2006               (12)
Japanese Yen                                   Sell                10               10          05/02/2006                --
Japanese Yen                                   Sell               528              527          05/08/2006                (1)
New Zealand Dollar                              Buy             3,793            3,969          10/31/2006              (176)
New Zealand Dollar                             Sell             3,793            4,146          10/31/2006               353
South Africa Rand                              Sell                66               66          05/02/2006                --
South Africa Rand                              Sell               508              502          05/04/2006                (6)
                                                                                                                       -----
                                                                                                                       $ 283
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 97.0%
            BASIC MATERIALS -- 7.8%
     457    Alliant Techsystems, Inc. BH......................  $   36,515
   1,050    Cameco Corp. .....................................      42,674
     380    Inco Ltd. ........................................      21,459
     633    Peabody Energy Corp. .............................      40,411
     423    Phelps Dodge Corp. ...............................      36,476
   2,632    Rinker Group Ltd. D...............................      42,500
     513    Rohm & Haas Co. ..................................      25,980
                                                                ----------
                                                                   246,015
                                                                ----------
            CAPITAL GOODS -- 1.2%
     869    American Standard Cos., Inc. .....................      37,828
                                                                ----------
            CONSUMER CYCLICAL -- 16.7%
     476    Abercrombie & Fitch Co. Class A...................      28,883
     523    American Eagle Outfitters, Inc. ..................      16,929
     475    BorgWarner, Inc. .................................      28,822
      70    Chico's FAS, Inc. B...............................       2,598
     644    Coach, Inc. B.....................................      21,278
     213    Copart, Inc. BH...................................       5,714
     886    D.R. Horton, Inc. ................................      26,590
     571    Fastenal Co. .....................................      26,733
     626    Foster Wheeler Ltd. BH............................      27,908
   1,725    Geox S.p.A. D.....................................      24,593
     434    Gildan Activewear, Inc. BH........................      20,725
     620    Michaels Stores, Inc. ............................      23,451
     298    Mohawk Industries, Inc. BH........................      23,894
   1,334    Newell Rubbermaid, Inc. ..........................      36,567
     541    Oshkosh Truck Corp. ..............................      33,128
     424    PACCAR, Inc. .....................................      30,505
   1,093    PetsMart, Inc. ...................................      30,230
     256    Saks, Inc. B......................................       5,146
     369    Scotts Miracle-Gro Co. Class A H..................      16,332
   1,224    Supervalu, Inc. ..................................      35,520
     675    Tiffany & Co. ....................................      23,547
     314    Walter Industries.................................      20,854
     503    Williams-Sonoma, Inc. H...........................      21,056
                                                                ----------
                                                                   531,003
                                                                ----------
            ENERGY -- 6.8%
   1,226    Chesapeake Energy Corp. ..........................      38,824
     345    CNX Gas Corp. B...................................       9,838
     360    EOG Resources, Inc. ..............................      25,267
     754    GlobalSantaFe Corp. ..............................      46,134
     499    Noble Corp. ......................................      39,352
     539    Southwestern Energy Co. BH........................      19,411
     448    Sunoco, Inc. .....................................      36,330
                                                                ----------
                                                                   215,156
                                                                ----------
            FINANCE -- 15.4%
     359    AMBAC Financial Group, Inc. ......................      29,551
   1,165    AmeriCredit Corp. BH..............................      35,282
     717    Assurant, Inc. ...................................      34,514
     262    Blackrock, Inc. Class A...........................      39,703
     161    City National Corp. ..............................      11,776
   1,031    Conseco, Inc. BH..................................      26,033
   1,164    E*Trade Financial Corp. B.........................      28,960

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
     246    Eaton Vance Corp. ................................  $    7,015
     206    Everest Re Group Ltd. ............................      18,746
     366    General Growth Properties, Inc. ..................      17,170
     310    Golden West Financial Corp. ......................      22,244
       8    Hong Kong Exchanges & Clearing Ltd. D.............          57
   1,906    Host Hotels & Resorts, Inc. ......................      40,061
     203    Legg Mason, Inc. .................................      24,107
     644    State Street Corp. ...............................      42,059
     403    T. Rowe Price Group, Inc. ........................      33,912
   1,541    TD Ameritrade Holding Corp. ......................      28,599
     764    Ventas, Inc. .....................................      24,963
     488    Webster Financial Group...........................      22,907
                                                                ----------
                                                                   487,659
                                                                ----------
            HEALTH CARE -- 9.5%
     534    Amylin Pharmaceuticals, Inc. BH...................      23,264
     395    Cephalon, Inc. BH.................................      25,918
     552    Coventry Health Care, Inc. B......................      27,408
     341    Edwards Lifesciences Corp. BH.....................      15,141
     472    Eisai Co., Ltd. DH................................      21,531
     389    ICOS Corp. BH.....................................       8,537
     970    Lincare Holdings, Inc. BH.........................      38,344
   1,138    Manor Care, Inc. .................................      49,897
   2,467    Millennium Pharmaceuticals, Inc. BH...............      22,401
     959    Mylan Laboratories, Inc. .........................      20,947
   1,437    Shionogi & Co., Ltd. DHQ..........................      24,230
     694    Vertex Pharmaceuticals, Inc. BH...................      25,226
                                                                ----------
                                                                   302,844
                                                                ----------
            SERVICES -- 20.3%
     439    Alliance Data Systems Corp. BH....................      24,140
     755    Autodesk, Inc. BH.................................      31,757
   1,998    BISYS Group, Inc. BH..............................      31,853
     553    C.H. Robinson Worldwide, Inc. ....................      24,526
   1,267    Cadence Design Systems, Inc. BH...................      23,986
     259    Career Education Corp. BH.........................       9,538
     572    Cognizant Technology Solutions Corp. BH...........      36,404
     199    Corporate Executive Board Co. ....................      21,276
     975    EchoStar Communications Corp. Class A B...........      30,112
     825    Education Management Corp. B......................      35,042
   1,255    Equifax, Inc. ....................................      48,360
     350    Fluor Corp. ......................................      32,500
     479    Harrah's Entertainment, Inc. .....................      39,114
     690    Manpower, Inc. ...................................      44,947
     305    Monster Worldwide, Inc. BH........................      17,518
     756    Pixar Animation Studios BH........................      48,597
     700    Robert Half International, Inc. ..................      29,585
     410    Scripps (E.W.) Co. Class A........................      18,873
   6,294    Sirius Satellite Radio, Inc. BH...................      29,455
     515    Starwood Hotels & Resorts.........................      29,539
   1,037    Univision Communications, Inc. Class A BH.........      37,011
                                                                ----------
                                                                   644,133
                                                                ----------
            TECHNOLOGY -- 16.5%
   1,930    Activision, Inc. BH...............................      27,385
     130    ADTRAN, Inc. .....................................       3,256
   2,246    Altera Corp. B....................................      49,055

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   1,541    American Tower Corp. Class A BH...................  $   52,597
     726    Applera Corp. -- Applied Biosystems Group.........      20,941
     759    Cognos, Inc. BH...................................      28,269
     509    DaVita, Inc. B....................................      28,608
     333    Fairchild Semiconductor International, Inc. B.....       6,885
     435    Fidelity National Information.....................      16,530
   1,211    Jabil Circuit, Inc. B.............................      47,229
     754    Linear Technology Corp. ..........................      26,760
     544    Mercury Interactive Corp. BH......................      19,573
   1,140    Network Appliance, Inc. BH........................      42,249
     831    NVIDIA Corp. B....................................      24,279
   1,014    Red Hat, Inc. BH..................................      29,804
     889    Rockwell Collins, Inc. ...........................      50,828
     619    Roper Industries, Inc. ...........................      29,382
     293    SanDisk Corp. BH..................................      18,721
                                                                ----------
                                                                   522,351
                                                                ----------
            TRANSPORTATION -- 1.9%
     600    AMR Corp. B.......................................      14,794
     280    Expeditors International of Washington, Inc. .....      23,936
     681    UTI Worldwide, Inc. ..............................      21,228
                                                                ----------
                                                                    59,958
                                                                ----------
            UTILITIES -- 0.9%
   1,238    Northeast Utilities...............................      24,950
      99    Suntech Power Holdings ADR BH.....................       3,377
                                                                ----------
                                                                    28,327
                                                                ----------
            Total common stock
              (cost $2,464,952)...............................  $3,075,274
                                                                ----------
PREFERRED STOCKS -- 0.8%
            UTILITIES -- 0.8%
     516    NRG Energy, Inc. BH...............................  $   24,561
                                                                ----------
            Total preferred stocks
              (cost $23,137)..................................  $   24,561
                                                                ----------
            Total long term investments
              (cost $2,488,089)...............................  $3,099,835
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 12.5%
            REPURCHASE AGREEMENTS -- 1.8%
$  9,634    Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $    9,634
   6,378    Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       6,378
   9,770    Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................       9,770
   3,935    JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       3,935

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
$  8,820    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................  $    8,820
   1,446    UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................       1,446
  15,741    UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................      15,741
                                                                ----------
                                                                    55,724
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 10.7%
 341,315    Navigator Prime Portfolio.........................     341,315
                                                                ----------
            Total short-term investments
              (cost $397,039).................................  $  397,039
                                                                ----------
            Total investments in securities
              (cost $2,885,128) O.............................  $3,496,874
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.78% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $112,911, which represents 3.56% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $2,887,919 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $649,458
      Unrealized depreciation........................   (40,503)
                                                       --------
      Net unrealized appreciation....................  $608,955
                                                       ========

  B  Currently non-income producing.

 H   Security is partially on loan at April 30, 2006.

  Q The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2006, was $118.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                        UNREALIZED
                                     MARKET   CONTRACT    DELIVERY     APPRECIATION
     DESCRIPTION       TRANSACTION   VALUE     AMOUNT       DATE      (DEPRECIATION)
     -----------       -----------   ------   --------    --------    --------------
Japanese Yen               Buy        $290      $290     05/02/2006         --
Japanese Yen               Buy         118       118     05/08/2006         --
                                                                            --
                                                                            $--
                                                                            ==

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP VALUE FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.7%
            BASIC MATERIALS -- 13.0%
      83    Albemarle Corp. ..................................  $  3,960
      71    Alliant Techsystems, Inc. B.......................     5,703
      41    Arch Coal, Inc. ..................................     3,885
      50    Carlisle Cos., Inc. ..............................     4,250
     209    Chemtura Corp. ...................................     2,550
     143    Cytec Industries, Inc. ...........................     8,653
     122    Engelhard Corp. ..................................     4,678
     118    Huntsman Corp. B..................................     2,315
     135    Inco Ltd. ........................................     7,635
      47    Michelin (C.G.D.E.) Class B D.....................     3,409
     400    Pactiv Corp. B....................................     9,724
      93    Smurfit-Stone Container Corp. B...................     1,207
     101    Temple-Inland, Inc. ..............................     4,667
                                                                --------
                                                                  62,636
                                                                --------
            CAPITAL GOODS -- 10.2%
     112    American Standard Cos., Inc. .....................     4,871
      40    Black & Decker Corp. .............................     3,782
     253    Goodrich Corp. ...................................    11,277
     107    Kennametal, Inc. .................................     6,599
      62    Lam Research Corp. B..............................     3,006
      94    Parker-Hannifin Corp. ............................     7,651
      59    Terex Corp. B.....................................     5,115
     207    Varian Semiconductor Equipment Associates,
              Inc. BH.........................................     6,791
                                                                --------
                                                                  49,092
                                                                --------
            CONSUMER CYCLICAL -- 12.1%
     190    American Axle & Manufacturing Holdings, Inc. H....     3,340
     221    Arris Group, Inc. B...............................     2,613
      77    BorgWarner, Inc. .................................     4,676
     163    CBRL Group, Inc. .................................     6,628
     375    Foot Locker, Inc. ................................     8,697
     175    Newell Rubbermaid, Inc. ..........................     4,804
      82    Office Depot, Inc. B..............................     3,332
     207    Ruby Tuesday, Inc. H..............................     6,147
      94    TRW Automotive Holdings Corp. B...................     2,083
     117    United Stationers, Inc. B.........................     6,293
      46    V.F. Corp. .......................................     2,833
      97    Walter Industries H...............................     6,454
                                                                --------
                                                                  57,900
                                                                --------
            CONSUMER STAPLES -- 3.3%
     116    Bunge Ltd. H......................................     6,199
      58    Ralcorp Holdings, Inc. B..........................     2,162
     180    Smithfield Foods, Inc. B..........................     4,845
     195    Tyson Foods, Inc. Class A.........................     2,847
                                                                --------
                                                                  16,053
                                                                --------
            ENERGY -- 3.2%
     128    Newfield Exploration Co. B........................     5,718
     138    Noble Energy, Inc. ...............................     6,212
     155    UGI Corp. ........................................     3,467
                                                                --------
                                                                  15,397
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- 16.8%
      55    Affiliated Managers Group, Inc. BH................  $  5,612
     148    AMBAC Financial Group, Inc. ......................    12,165
     408    Apollo Investment Corp. ..........................     7,630
     163    CIT Group, Inc. ..................................     8,804
      28    City National Corp. ..............................     2,006
      61    Everest Re Group Ltd. ............................     5,515
     339    Grupo Imsa S.A. De C.V. ..........................     1,144
     225    Huntington Bancshares, Inc. ......................     5,443
     221    KKR Financial Corp. ..............................     4,767
     150    Platinum Underwriters Holdings Ltd. ..............     4,138
      66    Radian Group, Inc. ...............................     4,121
     146    Reinsurance Group of America, Inc. ...............     7,026
      44    UnionBanCal Corp. ................................     3,091
     163    UnumProvident Corp. ..............................     3,300
     124    Webster Financial Corp. ..........................     5,808
                                                                --------
                                                                  80,570
                                                                --------
            HEALTH CARE -- 7.5%
      85    Barr Pharmaceuticals, Inc. B......................     5,159
      51    Bausch & Lomb, Inc. ..............................     2,477
     111    Cooper Companies, Inc. ...........................     6,090
     371    Endo Pharmaceuticals Holdings, Inc. B.............    11,665
     456    Impax Laboratories, Inc. BH.......................     4,214
     221    Theravance, Inc. B................................     6,196
                                                                --------
                                                                  35,801
                                                                --------
            SERVICES -- 7.9%
     392    BearingPoint, Inc. B..............................     3,634
     192    Donnelley (R.R.) & Sons Co. ......................     6,482
     155    Entercom Communications Corp. ....................     4,103
     224    IMS Health, Inc. .................................     6,088
     173    R.H. Donnelley Corp. BH...........................     9,704
     501    Unisys Corp. B....................................     3,124
     113    URS Corp. B.......................................     4,867
                                                                --------
                                                                  38,002
                                                                --------
            TECHNOLOGY -- 18.0%
     137    Acuity Brands, Inc. ..............................     5,643
     322    Arrow Electronics, Inc. B.........................    11,645
     509    Cinram International, Inc. .......................    13,245
     134    Citizens Communications Co. ......................     1,785
     395    Fairchild Semiconductor International, Inc. B.....     8,173
     466    Flextronics International Ltd. B..................     5,297
     601    GrafTech International Ltd. B.....................     4,065
     138    MEMC Electronic Materials, Inc. B.................     5,615
     138    NCR Corp. B.......................................     5,437
     219    Powerwave Technologies, Inc. B....................     2,440
     108    QLogic Corp. B....................................     2,254
     216    Reynolds & Reynolds Co. Class A...................     6,409
      40    Seagate Technology................................     1,065
      67    Syniverse Holdings, Inc. B........................     1,178
     192    Tektronix, Inc. ..................................     6,764
     335    Vishay Intertechnology, Inc. B....................     5,215
                                                                --------
                                                                  86,230
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP VALUE FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 2.6%
      77    Continental Airlines, Inc. BH.....................  $  2,016
      91    Trinity Industries, Inc. .........................     5,791
     117    Yellow Roadway Corp. B............................     4,910
                                                                --------
                                                                  12,717
                                                                --------
            UTILITIES -- 4.1%
     160    Northeast Utilities...............................     3,228
     333    PPL Corp. ........................................     9,679
      14    SBM Offshore N.V. D...............................     1,449
     138    Wisconsin Energy Corp. ...........................     5,377
                                                                --------
                                                                  19,733
                                                                --------
            Total common stock
              (cost $392,279).................................  $474,131
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.5%
            REPURCHASE AGREEMENTS -- 1.9%
$  1,579    Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $  1,579
   1,045    Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................     1,045
   1,602    Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................     1,602
     645    JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       645
   1,446    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................     1,446
     237    UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................       237
   2,580    UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................     2,580
                                                                --------
                                                                   9,134
                                                                --------
                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 5.6%
  27,060    BNY Institutional Cash Reserve Fund...............  $ 27,060
                                                                --------
            Total short-term investments
              (cost $36,194)..................................  $ 36,194
                                                                --------
            Total investments in securities
              (cost $428,473) O...............................  $510,325
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.60% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $4,858, which represents 1.01% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $428,785 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 93,230
      Unrealized depreciation........................   (11,690)
                                                       --------
      Net unrealized appreciation....................  $ 81,540
                                                       ========

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MONEY MARKET FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            CONSUMER STAPLES -- 2.9%
 $3,500     Stadshypotek Ab
              4.67%, 05/08/2006...............................  $  3,497
  3,500     Stadshypotek Ab
              4.80%, 05/16/2006...............................     3,493
                                                                --------
            Total Consumer Staples............................  $  6,990
                                                                --------
            FINANCE -- 96.6%
  3,500     Ab Spintab
              4.67%, 05/09/2006...............................     3,496
  3,500     Ab Spintab
              5.08%, 07/27/2006...............................     3,458
  3,500     Alliance & Leicester Commercial Bank plc
              4.70%, 05/22/2006...............................     3,490
  3,500     Alliance & Leicester Commercial Bank plc
              4.97%, 07/07/2006...............................     3,468
  3,500     American Express Credit Corp.
              4.99%, 12/15/2006 K.............................     3,503
  3,500     American Express Credit Corp.
              5.07%, 05/16/2006 K.............................     3,500
  3,500     American General Finance Corp.
              4.86%, 05/25/2006...............................     3,489
  3,500     American General Finance Corp.
              4.94%, 06/16/2006...............................     3,478
  7,000     American Honda Finance Corp.
              4.92%, 08/15/2006 MK............................     7,004
  3,500     Amsterdam Funding Corp.
              4.91%, 06/01/2006...............................     3,485
  3,500     Amsterdam Funding Corp.
              4.91%, 06/12/2006...............................     3,480
  3,500     ANZ Delaware
              4.87%, 06/23/2006...............................     3,475
  3,500     ANZ Delaware
              4.98%, 06/27/2006...............................     3,473
  3,500     Bank of America Corp.
              4.66%, 05/02/2006...............................     3,500
  3,300     Bank of America Corp.
              4.66%, 05/01/2006...............................     3,300
  3,500     Bank One Corp.
              4.86%, 08/11/2006 K.............................     3,501
  3,500     Barton Capital Corp.
              4.66%, 05/03/2006...............................     3,499
  2,500     Barton Capital Corp
              4.92%, 06/06/2006...............................     2,488
  3,500     Bear Stearns & Co., Inc.
              4.68%, 05/10/2006...............................     3,496
  3,300     Bear Stearns & Co., Inc.
              4.78%, 10/02/2006 K.............................     3,312
  3,900     Bear Stearns & Co., Inc.
              5.18%, 06/19/2006 K.............................     3,901
  3,300     Britannia Building Society
              4.68%, 05/02/2006...............................     3,300
  3,500     Britannia Building Society
              4.73%, 05/15/2006...............................     3,494
  3,500     Cafco LLC
              4.77%, 05/19/2006...............................     3,492

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
 $3,500     Cafco LLC
              4.90%, 06/14/2006...............................  $  3,479
  2,000     Citibank NA
              4.70%, 05/15/2006...............................     2,000
  3,500     Citigroup, Inc.
              4.89%, 05/19/2006 K.............................     3,500
  3,500     Citigroup, Inc.
              5.75%, 05/10/2006...............................     3,501
  3,300     Countrywide Financial Corp.
              4.81%, 05/05/2006...............................     3,298
  3,300     Countrywide Financial Corp.
              4.87%, 05/26/2006...............................     3,289
  3,500     General Electric Capital Corp.
              4.79%, 06/08/2006...............................     3,482
  3,500     General Electric Capital Corp.
              4.95%, 06/20/2006...............................     3,476
  7,000     Goldman Sachs Group, Inc.
              4.86%, 08/01/2006 K.............................     7,001
  3,300     HBOS Treasury Services plc
              4.77%, 06/05/2006...............................     3,285
  3,500     HBOS Treasury Services plc
              4.84%, 06/16/2006...............................     3,478
  3,500     HSBC Finance Corp.
              4.67%, 05/08/2006...............................     3,497
  3,500     HSBC Finance Corp.
              4.83%, 03/06/2007 K.............................     3,500
  7,000     Lehman Brothers Holdings, Inc.
              4.98%, 06/02/2006 K.............................     7,001
  7,000     Merrill Lynch & Co.
              5.13%, 10/19/2006 K.............................     7,003
  3,500     Morgan Stanley Dean Witter, Inc.
              5.04%, 01/19/2007 K.............................     3,502
  3,500     Nationwide Building Society
              4.93%, 06/12/2006...............................     3,480
  3,500     Nationwide Building Society
              5.01%, 06/30/2006...............................     3,471
  3,500     Nordea North America
              4.67%, 05/09/2006...............................     3,496
  3,300     Nordea North America
              4.83%, 05/09/2007 MK............................     3,300
  3,500     Northern Rock plc
              4.76%, 05/15/2006...............................     3,494
  3,500     Northern Rock plc
              4.83%, 06/06/2006...............................     3,483
  2,900     Old Line Funding
              4.87%, 06/01/2006...............................     2,888
  3,500     Old Line Funding
              4.88%, 06/07/2006...............................     3,483
  3,500     Preferred Funding Corp.
              4.77%, 05/01/2006 M.............................     3,500
  3,500     Preferred Funding Corp.
              4.81%, 05/18/2006 M.............................     3,492
  3,500     Sheffield Receivables
              4.89%, 05/18/2006...............................     3,492
  3,400     Skandinaviska Enskilda Bank NY
              4.84%, 02/09/2007 MK............................     3,400

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MONEY MARKET FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
 $3,300     SLM Corp.
              4.86%, 05/04/2007 MK............................  $  3,300
  2,760     SLM Corp.
              5.21%, 01/25/2007 K.............................     2,763
  2,370     Triple A-1 Funding
              4.77%, 05/03/2006...............................     2,369
  2,700     Triple A-1 Funding
              4.80%, 05/17/2006...............................     2,694
  1,920     Triple A-1 Funding
              4.88%, 05/22/2006...............................     1,915
  3,500     UBS Finance LLC
              4.91%, 06/09/2006...............................     3,481
  3,500     Washington Mutual Bank NA
              4.74%, 05/10/2006...............................     3,500
  3,500     Washington Mutual Bank FA
              4.98%, 07/26/2006 K.............................     3,500
  3,025     Wells Fargo
              4.78%, 05/01/2006...............................     3,025
  3,500     Westpac Banking Corp.
              4.72%, 05/22/2006 M.............................     3,490
  3,400     Westpac Banking Corp.
              4.87%, 02/16/2007 MK............................     3,400
  3,500     Yorktown Capital
              4.85%, 06/19/2006...............................     3,478
  3,500     Yorktown Capital
              4.87%, 05/22/2006...............................     3,490
                                                                --------
            Total Finance.....................................  $231,758
                                                                --------
            Total investments in securities
              (cost $238,748) O...............................  $238,748
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.79% of total net assets at April 30, 2006.

  O  Also represents cost for federal tax purposes.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $30,886, which represents 12.87% of total net assets.

  K Variable rate securities; the yield reported is the rate in effect at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD RETIREMENT INCOME FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
   AFFILIATED INVESTMENT COMPANIES -- 91.0%
EQUITY FUNDS -- 27.2%
    1       Hartford Capital Appreciation Fund, Class Y.......   $ 32
    4       Hartford Disciplined Equity Fund, Class Y.........     51
    1       Hartford Growth Fund, Class Y B...................     13
    1       Hartford International Capital Appreciation Fund,
              Class Y.........................................     13
    2       Hartford International Opportunities Fund, Class
              Y...............................................     32
    1       Hartford MidCap Value Fund, Class Y...............     12
    1       Hartford Select MidCap Growth Fund, Class Y.......     12
    1       Hartford Value Fund, Class Y......................     12
    1       Hartford Value Opportunities Fund, Class Y........     13
                                                                 ----
            Total equity funds
              (cost $184).....................................   $190
                                                                 ----
FIXED INCOME FUNDS -- 61.9%
    5       Hartford Floating Rate Fund, Class Y..............   $ 51
    4       Hartford High Yield Fund, Class Y.................     32
    9       Hartford Inflation Plus Fund, Class Y.............     96
   12       Hartford Short Duration Fund, Class Y.............    121
   13       Hartford Total Return Bond Fund, Class Y..........    133
                                                                 ----
            Total fixed income funds
              (cost $435).....................................   $433
                                                                 ----

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
MONEY MARKET FUND -- 1.9%
   13       Hartford Money Market Fund, Class Y...............   $ 13
                                                                 ----
            Total money market fund
              (cost $13)......................................   $ 13
                                                                 ----
            Total investments in affiliated investment
              companies
              (cost $634) O...................................   $636
                                                                 ====

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes is $634 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.............................  $ 6
      Unrealized depreciation.............................   (4)
                                                            ---
      Net unrealized appreciation.........................  $ 2
                                                            ===

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT MIDCAP GROWTH FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
 COMMON STOCK -- 95.0%
            BASIC MATERIALS -- 4.8%
      7     Airgas, Inc. .....................................  $   264
      5     Alliant Techsystems, Inc. B.......................      366
      6     Cameco Corp. .....................................      239
     11     Church & Dwight Co., Inc. ........................      400
      2     Florida Rock Industries...........................      104
     12     Fortune Brands, Inc. .............................    1,000
      8     Pentair, Inc. ....................................      289
      5     Precision Castparts Corp. ........................      317
                                                                -------
                                                                  2,979
                                                                -------
            CAPITAL GOODS -- 6.7%
      8     American Standard Cos., Inc. .....................      337
     12     Cooper Cameron Corp. B............................      604
      8     Dresser-Rand Group, Inc. B........................      191
      9     Grant Prideco, Inc. B.............................      467
      4     Lam Research Corp. B..............................      191
      3     National Oilwell Varco, Inc. B....................      203
     13     Rockwell Automation, Inc. ........................      960
      9     Smith International, Inc. ........................      381
      9     Tessera Technologies, Inc. B......................      279
     14     Varian Semiconductor Equipment Associates,
              Inc. B..........................................      453
                                                                -------
                                                                  4,066
                                                                -------
            CONSUMER CYCLICAL -- 10.7%
      5     Abercrombie & Fitch Co. Class A...................      295
     11     Aramark Corp. Class B.............................      322
     15     Avnet, Inc. B.....................................      387
      7     Bed Bath & Beyond, Inc. B.........................      259
      5     Carter's, Inc. B..................................      333
      7     CDW Corp. ........................................      408
      7     Chico's FAS, Inc. B...............................      265
      9     Coach, Inc. B.....................................      288
      6     Coldwater Creek, Inc. B...........................      174
      5     Fastenal Co. .....................................      255
      5     Grainger (W.W.), Inc. ............................      387
      5     Men's Wearhouse, Inc. ............................      189
      5     MSC Industrial Direct Co., Inc. ..................      241
      5     P. F. Chang's China Bistro, Inc. B................      206
      6     PetsMart, Inc. ...................................      153
      6     Polo Ralph Lauren Corp. ..........................      359
      8     Pulte Homes, Inc. ................................      308
      5     Tiffany & Co. ....................................      164
     20     TJX Cos., Inc. ...................................      484
      3     Tractor Supply B..................................      175
     19     Urban Outfitters, Inc. B..........................      450
      9     Williams-Sonoma, Inc. ............................      388
                                                                -------
                                                                  6,490
                                                                -------
            CONSUMER STAPLES -- 0.8%
      5     Alberto-Culver Co. ...............................      241
      5     Hershey Co. ......................................      246
                                                                -------
                                                                    487
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            ENERGY -- 6.1%
     11     BJ Services Co. ..................................  $   412
      6     Chesapeake Energy Corp. ..........................      185
     10     Complete Production Services, Inc. B..............      264
      5     ENSCO International, Inc. ........................      268
      7     Forest Oil Corp. B................................      250
      1     Hugoton Royalty Trust.............................       16
      3     Newfield Exploration Co. B........................      136
      4     Quicksilver Resources, Inc. B.....................      177
     16     Range Resources Corp. ............................      435
      5     Rowan Companies, Inc. ............................      234
     12     Superior Energy Services, Inc. B..................      402
      9     Weatherford International Ltd. B..................      489
     10     XTO Energy, Inc. .................................      422
                                                                -------
                                                                  3,690
                                                                -------
            FINANCE -- 8.4%
      6     Affiliated Managers Group, Inc. B.................      563
     11     AmeriCredit Corp. B...............................      327
     13     Apsen Insurance Holdings Ltd. ....................      327
      5     Arch Capital Group Ltd. B.........................      324
      3     CB Richard Ellis Group, Inc. Class A B............      297
      8     Commerce Bancorp, Inc. ...........................      316
      8     Comverse Technology, Inc. B.......................      191
     15     E*Trade Financial Corp. B.........................      381
     13     Global Cash Access, Inc. B........................      262
     11     Host Hotels & Resorts, Inc. ......................      222
     26     Hudson City Bancorp, Inc. ........................      345
      6     Nasdaq Stock Market, Inc. B.......................      238
      5     Northern Trust Corp. .............................      312
      3     T. Rowe Price Group, Inc. ........................      246
      5     TCF Financial Corp. ..............................      129
     18     Willis Group Holdings Ltd. .......................      620
                                                                -------
                                                                  5,100
                                                                -------
            HEALTH CARE -- 13.1%
      6     Advanced Medical Optics, Inc. B...................      290
      2     Allergan, Inc. ...................................      176
      5     Bard (C.R.), Inc. ................................      383
      4     Barr Pharmaceuticals, Inc. B......................      262
     11     Biomet, Inc. .....................................      403
      5     Celgene Corp. B...................................      229
      2     Cephalon, Inc. B..................................       98
      8     Charles River Laboratories International, Inc. B..      365
     10     Community Health Systems, Inc. B..................      362
      1     Cooper Companies, Inc. ...........................       34
     11     Covance, Inc. B...................................      642
     13     Endo Pharmaceuticals Holdings, Inc. B.............      403
     10     Gen-Probe, Inc. B.................................      531
     14     Henry Schein, Inc. B..............................      669
     10     Kinetic Concepts, Inc. B..........................      428
      8     Laboratory Corp. of America Holdings B............      460
     24     MedImmune, Inc. B.................................      762
      5     Omnicare, Inc. ...................................      269
      8     OSI Pharmaceuticals, Inc. B.......................      205
      5     Respironics, Inc. B...............................      175
      6     St. Jude Medical, Inc. B..........................      228

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
     20     Valeant Pharmaceuticals International.............  $   359
      4     Varian Medical Systems, Inc. B....................      193
                                                                -------
                                                                  7,926
                                                                -------
            SERVICES -- 14.8%
     14     Alliance Data Systems Corp. B.....................      766
     26     Allied Waste Industries, Inc. B...................      374
     14     Autodesk, Inc. B..................................      585
      4     CheckFree Corp. B.................................      219
      8     Cintas Corp. .....................................      316
     11     Cogent, Inc. B....................................      174
      9     Cognizant Technology Solutions Corp. B............      588
      3     Corporate Executive Board Co. ....................      321
      5     Factset Research Systems, Inc. ...................      229
      7     Gaylord Entertainment Co. B.......................      302
      1     Getty Images, Inc. B..............................       61
      6     Harrah's Entertainment, Inc. .....................      479
      4     Harsco Corp. .....................................      329
     13     Hilton Hotels Corp. ..............................      360
      8     Iron Mountain, Inc. B.............................      297
     14     Lamar Advertising Co. B...........................      755
     20     Liberty Global, Inc. B............................      413
      1     Marriott International, Inc. Class A..............       69
      9     MoneyGram International, Inc. ....................      315
      9     Paychex, Inc. ....................................      366
      7     Penn National Gaming, Inc. B......................      300
      4     Robert Half International, Inc. ..................      172
     11     Univision Communications, Inc. Class A B..........      406
      6     VCA Antech, Inc. B................................      173
      4     Weight Watchers International, Inc. ..............      180
     22     XM Satellite Radio Holdings, Inc. Class A B.......      452
                                                                -------
                                                                  9,001
                                                                -------
            TECHNOLOGY -- 26.7%
     24     Activision, Inc. B................................      336
      4     Advanced Micro Devices, Inc. B....................      118
     15     Akamai Technologies, Inc. B.......................      517
     10     American Tower Corp. Class A B....................      326
      5     AMETEK, Inc. .....................................      262
     12     Amphenol Corp. Class A............................      691
     16     Analog Devices, Inc. .............................      621
     11     ATI Technologies, Inc. ADR B......................      172
      4     Avocent Corp. B...................................      121
      9     Broadcom Corp. Class A B..........................      364
     12     Ceridian Corp. B..................................      300
     17     ChoicePoint, Inc. B...............................      743
      7     Citrix Systems, Inc. B............................      269

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            TECHNOLOGY -- (CONTINUED)
     20     CNET Networks, Inc. B.............................  $   211
      8     Cognos, Inc. B....................................      303
     10     Crown Castle International Corp. B................      345
      7     DaVita, Inc. B....................................      366
      7     Dolby Laboratories, Inc. Class A B................      176
      3     Dun & Bradstreet Corp. B..........................      245
     31     Entravision Communications Corp. Class A B........      256
      9     Fidelity National Information.....................      333
      9     Fiserv, Inc. B....................................      383
      6     Fisher Scientific International, Inc. B...........      388
      8     FLIR Systems, Inc. B..............................      204
      8     FormFactor, Inc. B................................      336
     13     Freescale Semiconductor, Inc. Class A B...........      400
      7     Harman International Industries, Inc. ............      641
      6     IAC/Interactive Corp. B...........................      184
      6     Intersil Corp. ...................................      171
     14     Jabil Circuit, Inc. B.............................      561
     17     Juniper Networks, Inc. B..........................      308
      2     L-3 Communications Holdings, Inc. ................      182
     12     Linear Technology Corp. ..........................      421
      7     Marvell Technology Group Ltd. B...................      427
      4     Maxim Integrated Products, Inc. ..................      144
     12     MEMC Electronic Materials, Inc. B.................      470
      8     Microchip Technology, Inc. .......................      280
      7     National Semiconductor Corp. .....................      220
      6     NAVTEQ Corp. B....................................      242
     11     Network Appliance, Inc. B.........................      405
      9     Neustar, Inc. B...................................      305
      7     Nextel Partners, Inc. Class A B...................      201
      7     NII Holdings, Inc. Class B B......................      445
     13     Polycom, Inc. B...................................      292
     12     Red Hat, Inc. B...................................      347
      4     Research In Motion Ltd. B.........................      303
      5     Roper Industries, Inc. ...........................      223
      2     Salesforce.com, Inc. B............................       70
      7     SRA International, Inc. B.........................      216
      7     Xilinx, Inc. .....................................      193
      4     Zebra Technologies Corp. Class A B................      156
                                                                -------
                                                                 16,193
                                                                -------
            TRANSPORTATION -- 2.8%
     18     Gentex Corp. .....................................      269
      9     McDermott International, Inc. B...................      517
      8     Royal Caribbean Cruises Ltd. .....................      341
     16     Southwest Airlines Co. ...........................      256
     11     UTI Worldwide, Inc. ..............................      330
                                                                -------
                                                                  1,713
                                                                -------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT MIDCAP GROWTH FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- 0.1%
      2     Suntech Power Holdings ADR B......................  $    57
                                                                -------
            Total common stock
              (cost $53,731)..................................  $57,702
                                                                -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 4.4%
            FINANCE -- 4.4%
 $2,671     State Street Bank Money Market Variable Rate,
              Current Rate -- 3.52% K.........................  $ 2,671
                                                                -------
            Total short-term investments
              (cost $2,671)...................................  $ 2,671
                                                                -------
            Total investments in securities
              (cost $56,402) O................................  $60,373
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.57% of total net assets at April 30, 2006.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $56,515 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $4,857
      Unrealized depreciation..........................    (999)
                                                         ------
      Net unrealized appreciation......................  $3,858
                                                         ======

  B  Currently non-income producing.

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT MIDCAP VALUE FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 94.3%
            BASIC MATERIALS -- 6.1%
      4     Albemarle Corp. ..................................  $   196
      8     Ball Corp. .......................................      304
      4     Carlisle Cos., Inc. ..............................      338
     10     Crane Co. ........................................      429
      4     Fortune Brands, Inc. .............................      337
      9     Lubrizol Corp. ...................................      375
      4     Praxair, Inc. ....................................      247
      5     Precision Castparts Corp. ........................      283
      6     Syngenta AG ADR...................................      153
     13     Valspar Corp. ....................................      368
                                                                -------
                                                                  3,030
                                                                -------
            CAPITAL GOODS -- 5.0%
      9     American Standard Cos., Inc. .....................      396
     12     Goodrich Corp. ...................................      516
     12     Hasbro, Inc. .....................................      240
      4     Ingersoll-Rand Co. Class A........................      162
      3     ITT Industries, Inc. .............................      163
     18     Marvel Entertainment, Inc. B......................      343
      5     SPX Corp. ........................................      252
      4     Textron, Inc. ....................................      396
                                                                -------
                                                                  2,468
                                                                -------
            CONSUMER CYCLICAL -- 13.5%
      3     AutoZone, Inc. B..................................      281
     29     Avnet, Inc. B.....................................      756
     18     Big Lots, Inc. B..................................      257
      3     Brinker International, Inc. ......................      106
      4     Claires Stores, Inc. .............................      151
     12     Dollar Tree Stores, Inc. B........................      300
      3     Federated Department Stores, Inc. ................      249
     16     Foot Locker, Inc. ................................      364
     12     Furniture Brands International, Inc. .............      269
     15     Ingram Micro, Inc. B..............................      283
     11     Kohl's Corp. B....................................      600
      4     Lear Corp. .......................................      101
     38     Leggett & Platt, Inc. ............................    1,012
      9     Liz Claiborne, Inc. ..............................      359
      4     Mohawk Industries, Inc. B.........................      296
      4     Sherwin-Williams Co. .............................      194
     11     SYSCO Corp. ......................................      317
      7     Yum! Brands, Inc. ................................      357
     15     Zale Corp. B......................................      362
                                                                -------
                                                                  6,614
                                                                -------
            CONSUMER STAPLES -- 2.6%
      2     Archer Daniels Midland Co. .......................       84
     13     Delta and Pine Land Co. ..........................      379
      6     McCormick & Co., Inc. ............................      199
     14     Pilgrim's Pride Corp. ............................      355
     19     Tyson Foods, Inc. Class A.........................      271
                                                                -------
                                                                  1,288
                                                                -------
            ENERGY -- 6.5%
      6     AGL Resources, Inc. ..............................      226
      5     Apache Corp. .....................................      348

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            ENERGY -- (CONTINUED)
      7     Cimarex Energy Co. ...............................  $   288
     12     Forest Oil Corp. B................................      421
     --     Hugoton Royalty Trust.............................        8
      5     Mariner Energy, Inc. B............................       91
      8     Noble Energy, Inc. ...............................      369
      7     ONEOK, Inc. ......................................      241
     11     Pioneer Natural Resources Co. ....................      471
      5     Pogo Producing Co. ...............................      268
     11     Williams Cos., Inc. ..............................      246
      5     XTO Energy, Inc. .................................      216
                                                                -------
                                                                  3,193
                                                                -------
            FINANCE -- 25.8%
      2     Alleghany Corp. B.................................      495
      4     AMVESCAP plc ADR..................................       85
     38     Annaly Mortgage Management, Inc. .................      510
     18     AON Corp. ........................................      742
      2     Arch Capital Group Ltd. B.........................      146
      5     Assurant, Inc. ...................................      257
     11     Cincinnati Financial Corp. .......................      488
      9     Comverse Technology, Inc. B.......................      193
      9     E*Trade Financial Corp. B.........................      214
     10     Endurance Specialty Holdings Ltd. ................      318
     20     Fidelity National Financial, Inc. ................      835
      9     Fidelity National Title Group, Inc. ..............      195
      8     Genworth Financial, Inc. .........................      256
      7     Hudson City Bancorp, Inc. ........................       99
      9     Keycorp...........................................      346
     10     Leucadia National Corp. ..........................      589
      9     Marshall & Ilsley Corp. ..........................      411
     14     MBIA, Inc. .......................................      853
     10     Mercury General Corp. ............................      526
      4     Northern Trust Corp. .............................      230
     10     Nuveen Investments, Inc. Class A..................      486
     14     Old Republic International Corp. .................      305
      5     PNC Financial Services Group, Inc. ...............      372
      5     Protective Life Corp. ............................      267
     14     Rent-A-Center, Inc. B.............................      387
     10     Ryder System, Inc. ...............................      501
      7     StanCorp Financial Group, Inc. ...................      345
      3     State Street Corp. ...............................      215
      3     The Student Loan Corp. ...........................      672
      4     Torchmark Corp. ..................................      264
     14     Waddell and Reed Financial, Inc. Class A..........      335
     16     Washington Federal, Inc. .........................      376
      1     White Mountains Insurance Group Ltd. .............      370
                                                                -------
                                                                 12,683
                                                                -------
            HEALTH CARE -- 4.2%
      7     Bard (C.R.), Inc. ................................      484
      5     Boston Scientific Corp. B.........................      123
     10     Endo Pharmaceuticals Holdings, Inc. B.............      315
     14     King Pharmaceuticals, Inc. B......................      249
     25     QLT, Inc. B.......................................      208
     15     Serono S.A. ADR...................................      243

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT MIDCAP VALUE FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
     10     STERIS Corp. .....................................  $   229
      8     Watson Pharmaceuticals, Inc. B....................      233
                                                                -------
                                                                  2,084
                                                                -------
            SERVICES -- 13.9%
     29     Avaya, Inc. B.....................................      352
     24     BISYS Group, Inc. B...............................      379
      6     Brookfield Asset Management, Inc. ................      238
     16     Clear Channel Communications, Inc. ...............      448
      9     Computer Sciences Corp. B.........................      533
     10     Convergys Corp. B.................................      199
     32     Discovery Holding Co. B...........................      473
      1     Fairmont Hotels & Resorts, Inc. ..................       45
      7     Gannett Co., Inc. ................................      360
     11     H & R Block, Inc. ................................      251
      4     Harrah's Entertainment, Inc. .....................      351
     11     Hewitt Associates, Inc. B.........................      307
      9     Hilton Hotels Corp. ..............................      245
      3     International Speedway Corp. Class A..............      157
     34     Interpublic Group of Cos., Inc. B.................      322
      8     Manpower, Inc. ...................................      515
      8     MoneyGram International, Inc. ....................      266
      9     R.H. Donnelley Corp. B............................      516
      4     Speedway Motorsports, Inc. .......................      143
     16     Synopsys, Inc. B..................................      346
     25     Unisys Corp. B....................................      159
      6     Viad Corp. .......................................      202
                                                                -------
                                                                  6,807
                                                                -------
            TECHNOLOGY -- 9.5%
     14     Activision, Inc. B................................      197
      5     Amdocs Ltd. B.....................................      167
      5     Amphenol Corp. Class A............................      266
     12     BEA Systems, Inc. B...............................      152
     16     BMC Software, Inc. B..............................      348
     17     CA, Inc. .........................................      420
      7     ChoicePoint, Inc. B...............................      299
     13     CSG Systems International, Inc. B.................      337
      7     Deluxe Corp. .....................................      157
      4     Dover Corp. ......................................      179
      3     Dun & Bradstreet Corp. B..........................      246
     10     Lexmark International, Inc. ADR B.................      497
     27     LSI Logic Corp. B.................................      288
      3     Millipore Corp. B.................................      244
      9     NCR Corp. B.......................................      367
     10     PerkinElmer, Inc. ................................      208
     13     Polycom, Inc. B...................................      281
                                                                -------
                                                                  4,653
                                                                -------
            TRANSPORTATION -- 2.2%
      3     Con-way, Inc. ....................................      167
      4     CSX Corp. ........................................      246

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            TRANSPORTATION -- (CONTINUED)
      4     Norfolk Southern Corp. ...........................  $   200
      5     Teekay Shipping Corp. ............................      204
      6     Yellow Roadway Corp. B............................      244
                                                                -------
                                                                  1,061
                                                                -------
            UTILITIES -- 5.0%
     13     Alliant Energy Corp. .............................      410
     20     CMS Energy Corp. B................................      268
      4     FirstEnergy Corp. ................................      223
     13     Northeast Utilities...............................      256
      9     PPL Corp. ........................................      253
      4     Public Service Enterprise Group, Inc. ............      226
      9     Questar Corp. ....................................      688
      6     Westar Energy, Inc. ..............................      134
                                                                -------
                                                                  2,458
                                                                -------
            Total common stock
              (cost $42,619)..................................  $46,339
                                                                -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 3.5%
            FINANCE -- 3.5%
 $1,737     State Street Bank Money Market Variable Rate,
              Current Rate -- 3.52% K.........................  $ 1,737
                                                                -------
            Total short-term investments
              (cost $1,737)...................................  $ 1,737
                                                                -------
            Total investments in securities
              (cost $44,356) O................................  $48,076
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.91% of total net assets at April 30, 2006.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $44,382 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $4,416
      Unrealized depreciation..........................    (722)
                                                         ------
      Net unrealized appreciation......................  $3,694
                                                         ======

  B  Currently non-income producing.

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT SMALLCAP GROWTH FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
  COMMON STOCK -- 92.1%
            BASIC MATERIALS -- 5.3%
     1      Airgas, Inc. .....................................  $   20
     1      Alpha Natural Resources, Inc. B...................      35
     1      Cabot Corp. ......................................      29
     1      Century Aluminum Co. B............................      43
     3      Ceradyne, Inc. B..................................     148
     5      Coeur d'Alene Mines Corp. B.......................      37
     1      Kaydon Corp. .....................................      52
    --      Ladish Co., Inc. .................................       7
     2      Meridian Gold, Inc. B.............................      49
     1      Mobile Mini, Inc. B...............................      16
     1      Royal Gold, Inc. .................................      24
                                                                ------
                                                                   460
                                                                ------
            CAPITAL GOODS -- 6.6%
     2      Brooks Automation, Inc. B.........................      23
     1      Bucyrus International, Inc. ......................      49
     2      Charles & Colvard Ltd. ...........................      29
     1      Dril-Quip, Inc. B.................................      65
     1      Goodman Global, Inc. B............................      20
     1      Graco, Inc. ......................................      51
     1      Idex Corp. .......................................      56
     2      Imax Corp. B......................................      22
     2      K & F Industries Holdings, Inc. B.................      35
     1      Lufkin Industries, Inc. ..........................      45
     1      Shuffle Master, Inc. B............................      22
     1      Tessera Technologies, Inc. B......................      39
     3      Turbochef Technologies, Inc. B....................      38
     1      Universal Compression Holdings, Inc. B............      67
                                                                ------
                                                                   561
                                                                ------
            CONSUMER CYCLICAL -- 9.5%
     2      Casual Male Retail Group, Inc. B..................      19
     2      Cental Euro Distribution Corp. B..................      62
     1      Cost Plus, Inc. B.................................      21
     1      Crocs, Inc. B.....................................      33
     1      Desarrolladora Homex B............................      42
     1      Directed Electronics, Inc. B......................      20
     3      GSI Commerce, Inc. B..............................      49
    --      Iconix Brand Group, Inc. .........................       5
     4      Insight Enterprises, Inc. B.......................      73
     2      Interline Brands, Inc. B..........................      48
     1      Merge Technologies, Inc. B........................      18
     2      Neoware, Inc. B...................................      33
     2      Performance Food Group Co. B......................      64
     2      PSS World Medical, Inc. B.........................      43
     2      Quicksilver, Inc. B...............................      22
     1      RARE Hospitality International, Inc. B............      37
     1      School Specialty, Inc. B..........................      25
     1      SCP Pool Corp. ...................................      37
     1      Sierra Wireless, Inc. B...........................      22
     1      Stamps.com, Inc. B................................      34
     1      United Natural Foods, Inc. B......................      16
     1      Volcom, Inc. B....................................      46

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            CONSUMER CYCLICAL -- (CONTINUED)
     1      WCI Communities, Inc. B...........................  $   15
     1      WESCO International, Inc. B.......................      38
                                                                ------
                                                                   822
                                                                ------
            CONSUMER STAPLES -- 0.3%
     1      Parlux Fragrances, Inc. B.........................      30
                                                                ------
            ENERGY -- 7.4%
     1      AGL Resources, Inc. ..............................      25
     1      ATP Oil & Gas Corp. B.............................      59
     2      Bronco Drilling Co., Inc. B.......................      62
     4      Carrizo Oil & Gas, Inc. B.........................     103
     2      Denbury Resources, Inc. B.........................      65
     1      Encore Acquisition Co. B..........................      34
     4      Endeavour International Corp. B...................      14
     1      Hercules Offshore, Inc B..........................      49
     1      Holly Corp. ......................................      46
     4      Petrohawk Energy Corp. B..........................      48
     2      Pioneer Drilling Co. B............................      37
     2      Pride International, Inc. B.......................      56
     1      Superior Well Services, Inc. B....................      32
     1      Willbros Group, Inc. B............................      13
                                                                ------
                                                                   643
                                                                ------
            FINANCE -- 8.6%
     3      Annaly Mortgage Management, Inc. .................      45
     2      Apsen Insurance Holdings Ltd. ....................      37
     3      AudioCodes Ltd. B.................................      42
     1      Bank of the Ozarks, Inc. .........................      20
     1      Boston Private Financial Holdings, Inc. ..........      27
     3      Centene Corp. B...................................      85
     3      Eaton Vance Corp. ................................      77
     2      Euronet Worldwide, Inc. B.........................      57
     1      First Niagara Financial Group, Inc. ..............      11
     1      Gladstone Capital Corp. ..........................      15
     1      Gladstone Commercial Corp. .......................      28
     2      HealthExtras, Inc. B..............................      49
     2      JER Investors Trust, Inc. ........................      24
    --      Jones Lang Laselle, Inc. .........................      25
     1      Montpelier Re Holdings Ltd. ......................      23
     2      Republic Companies Group, Inc. ...................      26
    --      StanCorp Financial Group, Inc. ...................      20
     2      Sunstone Hotel Investors, Inc. ...................      43
     4      UCBH Holdings, Inc. ..............................      69
     1      Wellcare Health Plans, Inc. B.....................      21
                                                                ------
                                                                   744
                                                                ------
            HEALTH CARE -- 14.5%
     1      Abaxis, Inc. B....................................      29
     2      Adams Respiratory Therapeutics, Inc. B............      69
     2      Adeza Biomedical Corp. B..........................      41
     1      ArthroCare Corp. B................................      63
     3      Aspreva Pharmaceuticals Corp. B...................     109
     1      Bright Horizons Family Solutions, Inc. B..........      36
     1      Covance, Inc. B...................................      35
     1      CV Therapeutics, Inc. B...........................      28
     2      First Horizon Pharmaceutical Corp. B..............      40

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SELECT SMALLCAP GROWTH FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
     1      Foxhollow Technologies, Inc. B....................  $   19
     2      Healthspring, Inc. B..............................      31
     1      Healthways, Inc. B................................      39
     2      I-Flow Corp. B....................................      21
     1      Impax Laboratories, Inc. B........................       9
     1      Integra Lifesciences Holdings Corp. B.............      33
     1      Kos Pharmaceuticals, Inc. B.......................      63
     2      Kyphon, Inc. B....................................      66
     1      LCA-Vision, Inc. .................................      79
    --      LifePoint Hospitals, Inc. B.......................      13
     1      Medicis Pharmaceutical Corp. Class A..............      29
     2      Noven Pharmaceuticals, Inc. B.....................      34
     1      Nuvasive, Inc. B..................................      20
     2      Odyssey HealthCare, Inc. B........................      28
     1      Option Care, Inc. ................................      11
     1      Quidel Corp. B....................................      15
     3      Salix Pharmaceuticals Ltd. B......................      34
     1      SFBC International, Inc. B........................      30
     1      Sierra Health Services, Inc. B....................      27
     1      Sybron Dental Specialties B.......................      38
     2      Symmetry Medical, Inc. B..........................      38
     1      United Therapeutics Corp. B.......................      36
    --      Usana Health Sciences, Inc. B.....................       7
     2      Ventiv Health, Inc. B.............................      48
     1      Vital Signs, Inc. ................................      30
                                                                ------
                                                                 1,248
                                                                ------
            SERVICES -- 15.1%
     1      Alliance Data Systems Corp. B.....................      61
    --      American Ecology Corp. ...........................       3
     3      Answerthink Consulting Group, Inc. B..............      18
     4      aQuantive, Inc. B.................................      88
     1      Atheros Communications, Inc. B....................      23
     1      Avid Technology, Inc. B...........................      27
     3      Broadwing Corp. B.................................      44
     1      Carmike Cinemas, Inc. ............................      27
    --      Cerner Corp. B....................................      16
     1      CRA International, Inc. B.........................      39
     1      DeVry, Inc. B.....................................      21
     1      Digital River, Inc. B.............................      48
     3      Digitas, Inc. B...................................      41
     1      Entercom Communications Corp. ....................      13
     3      Epicor Software Corp. B...........................      38
     2      Essex Corp. B.....................................      45
     3      Focus Media Holding Ltd. ADR B....................     163
     1      FTI Consulting, Inc. B............................      37
     1      Gevity HR, Inc. ..................................      33
     1      Iron Mountain, Inc. B.............................      27
     2      Ixia B............................................      21
     1      Kenexa Corp. B....................................      43
     3      LECG Corp. B......................................      61
     2      Mentor Graphics Corp. B...........................      22
    --      Open Solutions, Inc. B............................      11
     1      Providence Service Corp. B........................      25
     3      Quest Software, Inc. B............................      45

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            SERVICES -- (CONTINUED)
     3      Radio One, Inc. Class D B.........................  $   18
     3      Regal Entertainment Group.........................      53
     1      Resources Connection, Inc. B......................      21
     1      Stericycle, Inc. B................................      40
     1      Veritas DGC, Inc. B...............................      48
     1      West Corp. B......................................      60
     1      Wright Express Corp. B............................      15
     5      Zhone Technologies, Inc. B........................      11
                                                                ------
                                                                 1,306
                                                                ------
            TECHNOLOGY -- 22.2%
    --      Actuant Corp. Class A.............................      26
     1      ADTRAN, Inc. .....................................      20
     2      Advanced Digital Information Corp. B..............      20
    --      American Science & Engineering, Inc. B............      34
     1      Aspect Medical Systems, Inc. B....................      31
     1      Avocent Corp. B...................................      30
     1      Benchmark Electronics, Inc. B.....................      31
     1      Blackbaud, Inc. ..................................      23
    --      Commonwealth Telephone Enterprise, Inc. ..........      13
     3      Concur Technologies, Inc. B.......................      42
     2      Consolidated Communications Holdings, Inc. .......      23
     1      CTRIP Communications International Ltd. ..........      45
     4      Dobson Communications Corp. B.....................      38
     3      Entravision Communications Corp. Class A B........      22
     1      Equinix, Inc. B...................................      79
     2      FairPoint Communications, Inc. ...................      24
     4      Falconstor Software, Inc. B.......................      26
     7      Glenayre Technologies, Inc. B.....................      40
    --      Global Payments, Inc. ............................      14
     3      Harris Interactive, Inc. B........................      13
     1      Ikanos Communications, Inc. B.....................      24
     2      Informatica Corp. B...............................      28
     3      Integrated Device Technology, Inc. B..............      40
     3      Integrated Silicon Solution, Inc. B...............      20
     1      Intersil Corp. ...................................      38
     2      Iowa Telecommunications Services, Inc. ...........      29
     1      IRIS International, Inc. B........................      11
     2      Itralase Corp. B..................................      45
     2      iVillage, Inc. B..................................      20
     3      Jupitermedia Corp. B..............................      49
     4      Lionbridge Technologies B.........................      30
    --      MRO Software, Inc. B..............................       8
     1      Natus Medical, Inc. B.............................      20
     3      Online Resources Corp. B..........................      40
     3      Openwave Systems, Inc. B..........................      52
     1      Orckit Communications Ltd. B......................      11
     1      Palomar Medical Technologies, Inc. B..............      38
     2      PC-Tel, Inc. B....................................      25
     2      PDF Solutions, Inc. B.............................      34
     1      Polycom, Inc. B...................................      26
     1      Power Integrations, Inc. B........................      13
     1      Rackable Systems, Inc. B..........................      36
     1      Redback Networks, Inc. B..........................      27
     1      Retalix Ltd. B....................................      17
     2      Rightnow Technologies, Inc. B.....................      28

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
    --      Rogers Corp. B....................................  $   25
    --      Saifun Semiconductors Ltd. B......................      10
     2      SBA Communications Corp. B........................      50
     3      Silicon Motion Technology Corp. B.................      37
     1      Supertex, Inc. B..................................      23
     2      Syneron Medical Ltd. B............................      49
     1      TALX Corp. .......................................      34
     2      Tekelec B.........................................      24
     1      Time Warner Telecom, Inc. Class A B...............      10
     3      TradeStation Group, Inc. B........................      40
     4      Trident Microsystems, Inc. B......................     106
     3      Valueclick, Inc. B................................      51
     4      Vasco Data Security International B...............      38
     1      Vital Images, Inc. B..............................      20
     3      WebSideStory, Inc. B..............................      43
     2      Zoran Corp. B.....................................      55
                                                                ------
                                                                 1,918
                                                                ------
            TRANSPORTATION -- 2.0%
     3      A.S.V., Inc. B....................................      73
    --      American Commercial Lines, Inc. B.................      22
     3      Heartland Express, Inc. ..........................      78
                                                                ------
                                                                   173
                                                                ------
            UTILITIES -- 0.6%
     1      California Water Service Group....................      26
     1      PNM Resources, Inc. ..............................      25
                                                                ------
                                                                    51
                                                                ------
            Total common stock
              (cost $7,066)...................................  $7,956
                                                                ------
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE U
---------                                                       -------
  SHORT-TERM INVESTMENTS -- 4.5%
            FINANCE -- 4.5%
  $389      State Street Bank Money Market Variable Rate,
              Current Rate -- 3.52% K.........................  $  389
                                                                ------
            Total short-term investments
              (cost $389).....................................  $  389
                                                                ------
            Total investments in securities
              (cost $7,455) O.................................  $8,345
                                                                ======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.47% of total net assets at April 30, 2006.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $7,458 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $1,160
      Unrealized depreciation..........................    (273)
                                                         ------
      Net unrealized appreciation......................  $  887
                                                         ======

  B  Currently non-income producing.

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SHORT DURATION FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 53.5%
            FINANCE -- 53.5%
$    877    ACE Securities Corp.,
              3.28%, 08/15/2030 M.............................  $    853
   1,500    Aegis Asset Backed Securities Trust,
              5.44%, 03/25/2035 K.............................     1,505
     467    American Express Credit Account Master Trust,
              5.40%, 02/15/2012 MK............................       468
     600    AmeriCredit Automobile Receivables Trust,
              5.04%, 05/06/2011...............................       590
   1,400    AmeriCredit Automobile Receivables Trust,
              5.07%, 07/06/2010...............................     1,385
   1,637    Banc of America Commercial Mortgage, Inc.,
              3.46%, 07/10/2042...............................     1,603
  32,445    Banc of America Commercial Mortgage, Inc.,
              4.08%, 12/10/2042 WK............................       692
 144,833    Banc of America Large Loan,
              3.89%, 12/15/2016 MW............................       328
   1,500    Banc of America Securities Auto Trust,
              4.49%, 02/18/2013...............................     1,452
     347    Bank One Issuance Trust,
              4.54%, 09/15/2010...............................       342
     852    Bayview Commercial Asset Trust,
              5.96%, 01/25/2035 MK............................       860
 108,917    Bear Stearns Commercial Mortgage Securities,
              6.25%, 12/11/2040 MW............................       494
  24,872    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.12%, 11/11/2041 W.............................       744
  61,801    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.65%, 02/11/2041 W.............................       790
   1,000    BMW Vehicle Owner Trust,
              3.52%, 10/25/2010...............................       978
     414    Capital Auto Receivables Asset Trust,
              3.12%, 03/15/2007...............................       413
     799    Capital Auto Receivables Asset Trust,
              4.73%, 09/15/2010...............................       779
     800    Capital Auto Receivables Asset Trust,
              5.55%, 01/18/2011...............................       793
     400    Capital One Master Trust,
              7.90%, 10/15/2010 M.............................       412
   1,000    Capital One Multi-Asset Execution Trust,
              4.50%, 06/15/2011...............................       982
   8,370    CBA Commercial Small Balance Commercial Mortgage,
              7.00%, 06/01/2036 MW............................       550
  11,628    CBA Commercial Small Balance Commercial Mortgage,
              7.00%, 07/25/2035 MW............................       571
   4,000    Chase Issuance Trust,
              3.22%, 06/15/2010...............................     3,889
     625    Chase Manhattan Auto Owner Trust,
              2.78%, 06/15/2010...............................       611

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
$    500    Citibank Credit Card Issuance Trust,
              5.70%, 02/09/2009 K.............................  $    504
  19,119    Citigroup Commercial Mortgage Trust,
              4.10%, 10/15/2041 MW............................       740
     790    CNH Equipment Trust,
              2.57%, 09/15/2009...............................       774
     213    CNH Equipment Trust,
              3.13%, 11/15/2010...............................       209
     300    CNH Equipment Trust,
              3.35%, 02/15/2011...............................       291
     750    CNH Equipment Trust,
              4.93%, 12/17/2012...............................       729
   3,594    Commercial Mortgage Pass-Through Certificates,
              3.59%, 03/10/2039 MW............................       114
  22,543    CS First Boston Mortgage Securities Corp.,
              4.15%, 11/15/2037 MW............................       740
  14,201    CS First Boston Mortgage Securities Corp.,
              4.17%, 07/15/2036 MW............................       340
     800    Daimler Chrysler Auto Trust,
              5.14%, 09/08/2012...............................       795
     107    DLJ Mortgage Acceptance Corp.,
              6.82%, 10/15/2030 M.............................       108
     209    Equity One ABS, Inc.,
              5.773%, 10/01/2032..............................       208
     300    Equity One ABS, Inc.,
              7.46%, 07/25/2034 K.............................       303
   1,625    Ford Credit Auto Owner Trust,
              4.19%, 07/15/2009...............................     1,598
     400    Ford Credit Auto Owner Trust,
              4.29%, 11/15/2007...............................       400
     750    Ford Credit Auto Owner Trust,
              5.26%, 04/15/2011...............................       744
     750    Ford Credit Auto Owner Trust,
              5.46%, 09/15/2011...............................       744
   9,444    GE Capital Commercial Mortgage Corp.,
              3.76%, 03/10/2040 MW............................       212
     294    GE Commercial Equipment Financing LLC,
              3.65%, 05/22/2014 M.............................       285
     652    GMAC Commercial Mortgage Securities, Inc.,
              3.12%, 03/10/2038...............................       631
     374    GMAC Mortgage Corp. Loan Trust,
              4.09%, 04/25/2033...............................       367
     700    Goldman Sach Auto Loan Trust,
              4.98%, 11/15/2013...............................       696
  21,650    Goldman Sachs Mortgage Securities Corp. II,
              4.38%, 08/10/2038 MW............................       264
     500    Granite Mortgages plc,
              6.53%, 01/20/2043 K.............................       506
     275    Green Tree Financial Corp.,
              6.27%, 06/01/2030...............................       275
      21    Green Tree Financial Corp.,
              7.30%, 01/15/2026...............................        21
     511    Hasco HIM Trust,
              6.25%, 12/25/2035 M.............................       511

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
$  1,000    Hertz Vehicle Financing LLC,
              4.93%, 02/25/2010 M.............................  $    989
   1,045    Home Equity Asset Trust,
              4.75%, 06/27/2035 M.............................     1,030
   1,540    Honda Auto Receivables Owner Trust,
              2.79%, 03/16/2009...............................     1,511
   1,000    Hyundai Auto Receivables Trust,
              3.91%, 02/16/2009 M.............................       995
     750    Hyundai Auto Receivables Trust,
              4.10%, 08/15/2011...............................       732
   1,500    Hyundai Auto Receivables Trust,
              4.45%, 02/15/2012...............................     1,451
     214    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              2.92%, 01/12/2038...............................       208
   5,784    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              3.68%, 01/15/2038 MW............................       205
  38,085    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.07%, 01/15/2042 W.............................       645
  15,822    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.65%, 10/15/2037 MW............................       354
  40,405    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.82%, 08/12/2037 W.............................       190
   1,500    JP Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.65%, 02/15/2020 MK............................     1,499
   1,513    LB-UBS Commercial Mortgage Trust
              3.625%, 10/15/2029..............................     1,468
      45    LB-UBS Commercial Mortgage Trust,
              3.17%, 12/15/2026...............................        44
   2,358    LB-UBS Commercial Mortgage Trust,
              4.25%, 12/15/2036 MW............................        87
     799    Long Beach Asset Holdings Corp. NIM,
              5.78%, 04/25/2046 M.............................       799
     137    Long Beach Asset Holdings Corp.,
              4.12%, 02/25/2035 M.............................       137
     500    Marlin Leasing Receivables LLC,
              4.52%, 03/15/2008 M.............................       494
     500    Marlin Leasing Receivables LLC,
              5.25%, 08/15/2012 M.............................       494
   1,000    MBNA Credit Card Master Note Trust,
              4.95%, 06/15/2009...............................       999
     854    MBNA Credit Card Master Note Trust,
              6.55%, 12/15/2008...............................       856
     600    Memory Lane Advance Receivables Backed Notes,
              5.02%, 10/24/2014 M.............................       591
   1,006    Merrill Lynch Mortgage Trust,
              3.46%, 08/12/2039...............................       978

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
$ 19,729    Merrill Lynch Mortgage Trust,
              3.81%, 08/12/2039 MW............................  $    673
  20,618    Merrill Lynch Mortgage Trust,
              3.96%, 09/12/2041 MW............................       712
  29,808    Merrill Lynch Mortgage Trust,
              4.67%, 09/12/2042 W.............................       392
     209    Morgan Stanley Dean Witter Capital I,
              2.80%, 12/15/2041...............................       203
     399    Morgan Stanley Dean Witter Capital I,
              3.96%, 06/15/2040...............................       389
   1,473    Morgan Stanley Dean Witter Capital I,
              4.03%, 06/15/2038...............................     1,436
     272    Morgan Stanley Dean Witter Capital I,
              5.38%, 01/15/2039...............................       272
     464    Navistar Financial Corp. Owner Trust,
              3.08%, 11/15/2009...............................       454
      99    Novastar Nim Trust,
              3.97%, 03/25/2035 M.............................        99
     540    Providian Gateway Master Trust,
              3.35%, 09/15/2011 M.............................       525
     750    Providian Gateway Master Trust,
              3.95%, 09/15/2011 M.............................       734
   1,000    Providian Gateway Master Trust,
              4.05%, 11/15/2011 M.............................       978
     429    Residential Asset Mortgage Products, Inc.,
              3.68%, 08/25/2026...............................       427
   2,271    Residential Asset Securities Corp,
              3.62%, 07/25/2026...............................     2,259
     309    Residential Asset Securities Corp.,
              3.37%, 11/25/2028...............................       308
   1,040    Salomon Brothers Mortgage Securities VII,
              3.222%, 03/18/2036..............................     1,025
      68    Soundview Home Equity Loan Trust, Inc.,
              8.64%, 05/25/2030...............................        68
   1,500    Structured Asset Investment Loan Trust,
              6.71%, 11/25/2033 K.............................     1,519
     500    Superior Wholesale Inventory Financing Trust,
              5.38%, 06/15/2010 K.............................       499
     384    Wachovia Bank Commercial Mortgage Trust,
              3.48%, 08/15/2041...............................       373
   6,364    Wachovia Bank Commercial Mortgage Trust,
              3.65%, 02/15/2041 MW............................       208
      25    Wachovia Bank Commercial Mortgage Trust,
              4.54%, 04/15/2034...............................        25
     290    WFS Financial Owner Trust,
              2.48%, 12/20/2010...............................       287
     203    WFS Financial Owner Trust,
              2.73%, 05/20/2011...............................       200
      79    WFS Financial Owner Trust,
              3.05%, 12/20/2010...............................        78
   1,000    WFS Financial Owner Trust,
              4.70%, 05/19/2013...............................       977
     149    Whole Auto Loan Trust,
              2.24%, 03/15/2010...............................       147
      15    Whole Auto Loan Trust,
              3.13%, 03/15/2010...............................        15

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SHORT DURATION FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
$    313    Whole Auto Loan Trust,
              3.13%, 03/15/2011...............................  $    307
     626    Whole Auto Loan Trust,
              3.37%, 03/15/2011...............................       618
     400    World Financial Network Credit Card Master Trust,
              7.85%, 08/15/2011 K.............................       413
     289    World Omni Auto Receivables Trust,
              3.62%, 07/12/2011...............................       283
                                                                --------
            Total asset & commercial mortgage backed
              securities
              (cost $70,084)..................................  $ 68,852
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 29.1%
            BASIC MATERIALS -- 2.3%
     250    Carlisle Companies, Inc.,
              6.70%, 05/15/2008...............................  $    254
     125    ICI North America,
              8.875%, 11/15/2006..............................       127
     160    International Flavors & Fragrances, Inc.,
              6.45%, 05/15/2006...............................       160
     200    International Paper Co.,
              3.80%, 04/01/2008...............................       194
     100    Pactiv Corp.,
              8.00%, 04/15/2007...............................       101
     380    Placer Dome, Inc.,
              7.125%, 06/15/2007..............................       387
     370    Potash Corp. of Saskatchewan, Inc.,
              7.125%, 06/15/2027..............................       376
     500    Valspar Corp.,
              6.00%, 05/01/2007...............................       500
     830    Worthington Industries, Inc.,
              7.125%, 05/15/2006..............................       830
                                                                --------
                                                                   2,929
                                                                --------
            CAPITAL GOODS -- 0.8%
     750    McDonnell Douglas Corp.,
              6.875%, 11/01/2006..............................       755
     300    Textron, Inc.,
              6.625%, 11/15/2007..............................       305
                                                                --------
                                                                   1,060
                                                                --------
            CONSUMER CYCLICAL -- 2.2%
     500    Centex Corp.,
              4.75%, 01/15/2008...............................       493
     500    Centex Corp.,
              4.93%, 08/01/2007 K.............................       500
     700    Darden Restaurants, Inc.,
              5.75%, 03/15/2007...............................       699
     500    Johnson Controls, Inc.,
              5.30%, 01/17/2008 K.............................       501
     600    May Department Stores Co.,
              7.90%, 10/15/2007...............................       616
                                                                --------
                                                                   2,809
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            CONSUMER STAPLES -- 0.7%
$    675    Cargill, Inc.,
              6.25%, 05/01/2006 M.............................  $    675
     240    General Mills, Inc.,
              6.45%, 10/15/2006...............................       241
                                                                --------
                                                                     916
                                                                --------
            ENERGY -- 1.6%
     500    Anadarko Petroleum Corp.,
              3.25%, 05/01/2008...............................       480
     265    Anadarko Petroleum Corp.,
              7.00%, 10/15/2006...............................       267
     300    BOC Group, Inc.,
              7.45%, 06/15/2006 M.............................       301
     600    Consolidated Natural Gas, Inc.,
              5.375%, 11/01/2006..............................       600
     350    Louis Dreyfus Natural Gas Corp.,
              6.875%, 12/01/2007..............................       357
                                                                --------
                                                                   2,005
                                                                --------
            FINANCE -- 9.8%
     750    Ace INA Holdings, Inc.,
              8.30%, 08/15/2006...............................       756
     500    American General Finance Corp.,
              5.91%, 06/12/2006...............................       500
   1,000    Amvescap plc,
              5.90%, 01/15/2007...............................     1,003
     400    Avalon Properties, Inc.,
              6.875%, 12/15/2007..............................       408
     600    Banca Commerciale Italiana,
              8.25%, 07/15/2007...............................       618
     150    Banesto Finance Ltd.,
              7.50%, 03/25/2007...............................       152
     500    Capital One Financial Corp.,
              8.75%, 02/01/2007...............................       512
      50    CIGNA Corp.,
              8.25%, 01/01/2007...............................        51
   1,145    Countrywide Financial Corp.,
              5.50%, 08/01/2006...............................     1,146
     220    Credit Suisse First Boston NY,
              6.50%, 05/01/2008 M.............................       224
   1,000    Credit Suisse First Boston USA, Inc.,
              5.875%, 08/01/2006..............................     1,001
     610    Duke Realty L.P.,
              3.50%, 11/01/2007...............................       594
     500    ERAC USA Finance Co., 5.40%, 04/30/2009 MK........       500
     200    Evans Withycombe Residential, Inc.,
              7.625%, 04/15/2007..............................       203
     650    Household Finance Corp.,
              5.75%, 01/30/2007...............................       652
     450    Household Finance Corp.,
              7.65%, 05/15/2007...............................       460
     400    JP Morgan Chase & Co.,
              5.625%, 08/15/2006..............................       400
     450    JP Morgan Chase & Co.,
              7.25%, 06/01/2007...............................       458

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
$    250    Key Bank NA,
              5.00%, 07/17/2007...............................  $    249
     120    Lincoln National Corp.,
              5.25%, 06/15/2007...............................       119
     148    MBNA America Bank N.A.,
              6.75%, 03/15/2008...............................       152
     150    Merrill Lynch & Co., Inc.,
              8.00%, 06/01/2007...............................       154
     350    Simon Property Group L.P.,
              7.125%, 09/20/2007..............................       357
   1,000    Sovereign Bank,
              4.00%, 02/01/2008...............................       978
   1,000    St. Paul Travelers Cos., Inc.,
              5.75%, 03/15/2007...............................     1,003
                                                                --------
                                                                  12,650
                                                                --------
            HEALTH CARE -- 0.2%
     300    Quest Diagnostics, Inc.,
              6.75%, 07/12/2006...............................       301
                                                                --------
            SERVICES -- 4.3%
     500    Aramark Services, Inc.,
              7.00%, 07/15/2006...............................       501
     550    Belo Corp.,
              7.125%, 06/01/2007..............................       555
     290    Cox Communications, Inc.,
              7.75%, 08/15/2006...............................       292
     300    Equifax, Inc.,
              4.95%, 11/01/2007...............................       297
     450    Harrah's Operating Co., Inc.,
              7.125%, 06/01/2007..............................       457
     850    Hyatt Equities LLC,
              6.875%, 06/15/2007 M............................       860
   1,000    Marriott International, Inc.,
              7.00%, 01/15/2008...............................     1,023
     300    News America, Inc.,
              6.625%, 01/09/2008..............................       306
     775    Time Warner Companies, Inc.,
              8.11%, 08/15/2006...............................       781
     435    WMX Technologies, Inc.,
              7.00%, 10/15/2006...............................       438
                                                                --------
                                                                   5,510
                                                                --------
            TECHNOLOGY -- 5.0%
     450    Cingular Wireless LLC,
              5.625%, 12/15/2006..............................       451
     500    Cingular Wireless Services, Inc.,
              7.50%, 05/01/2007...............................       510
   1,000    Deutsche Telekom International Finance,
              5.11%, 03/23/2009 K.............................     1,000
     825    Hewlett-Packard Co.,
              5.75%, 12/15/2006...............................       827
     300    Koninklijke Philips Electronics N.V.,
              8.375%, 09/15/2006..............................       303

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
$  1,000    Lenfest Communications, Inc.,
              7.625%, 02/15/2008..............................  $  1,033
   1,000    Oracle Corp.,
              5.28%, 01/13/2006 MK............................       998
     707    Raytheon Co.
              6.75%, 08/15/2007...............................       716
     600    Verizon Wireless Capital LLC,
              5.375%, 12/15/2006..............................       600
                                                                --------
                                                                   6,438
                                                                --------
            TRANSPORTATION -- 1.4%
   1,030    Norfolk Southern Corp.,
              7.40%, 09/15/2006...............................     1,039
     350    TTX Co.,
              3.875%, 03/01/2008 M............................       339
     440    Union Pacific Corp.,
              6.70%, 12/01/2006...............................       443
                                                                --------
                                                                   1,821
                                                                --------
            UTILITIES -- 0.8%
     250    Northeast Utilities,
              3.30%, 06/01/2008...............................       238
     250    Puget Sound Energy, Inc.,
              3.36%, 06/01/2008...............................       240
     300    Southwestern Public Service Co.,
              5.125%, 11/01/2006..............................       299
     270    Texas Eastern Transmission L.P.,
              5.25%, 07/15/2007...............................       269
                                                                --------
                                                                   1,046
                                                                --------
            Total corporate bonds: investment grade
              (cost $37,887)..................................  $ 37,485
                                                                --------
U.S. GOVERNMENT SECURITIES -- 10.8%
            U.S. TREASURY SECURITIES -- 10.8%
   2,000    3.875% 2009 J.....................................  $  2,544
   6,500    4.25% 2007........................................     6,440
   5,000    4.375% 2008.......................................     4,957
                                                                --------
            Total U.S. government securities
              (cost $13,973)..................................  $ 13,941
                                                                --------
U.S. GOVERNMENT AGENCIES -- 3.8%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.7%
     882    6.00% 2031........................................  $    889
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.3%
   3,000    5.50% 2036........................................     2,913
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.8%
   1,022    6.00% 2030/2032...................................     1,031
                                                                --------
            Total U.S. government agencies
              (cost $4,893)...................................  $  4,833
                                                                --------
            Total long-term securities
              (cost $126,837).................................  $125,111
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SHORT DURATION FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
 SHORT-TERM INVESTMENTS -- 4.5%
            REPURCHASE AGREEMENTS -- 4.5%
$  1,954    BNP Paribas Repurchase Agreement,
              4.67%, 05/01/2006...............................  $  1,954
   1,815    RBS Greenwich Repurchase Agreement,
              4.65%, 05/01/2006...............................     1,815
   2,076    UBS Warburg Securities, Inc. Repurchase Agreement,
              4.68%, 05/01/2006...............................     2,076
                                                                --------
            Total short-term investments
              (cost $5,845)...................................  $  5,845
                                                                --------
            Total investments in securities
              (cost $132,682) O...............................  $130,956
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.90% of total net assets at April 30, 2006.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $132,689 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $    56
      Unrealized depreciation.........................   (1,789)
                                                        -------
      Net unrealized depreciation.....................  $(1,733)
                                                        =======

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $23,350, which represents 18.15% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  J U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SMALL COMPANY FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 96.6%
            BASIC MATERIALS -- 6.8%
      71    Agnico Eagle Mines Ltd. ..........................  $  2,605
      64    Alliant Techsystems, Inc. BH......................     5,155
      30    Arch Coal, Inc. ..................................     2,882
      41    Eagle Materials, Inc. ............................     2,718
      57    First Quantum Minerals Ltd. ......................     2,740
      38    Martin Marietta Materials, Inc. ..................     3,992
      99    Shaw Group, Inc. BH...............................     3,021
      28    Wacker Chemie AG..................................     3,680
                                                                --------
                                                                  26,793
                                                                --------
            CAPITAL GOODS -- 1.8%
      65    Bucyrus International, Inc. ......................     3,365
     196    Goodman Global, Inc. B............................     3,885
                                                                --------
                                                                   7,250
                                                                --------
            CONSUMER CYCLICAL -- 11.3%
      82    Aftermarket Technology Corp. BH...................     2,091
     107    Bebe Stores, Inc. ................................     1,897
      87    Citi Trends, Inc BH...............................     4,238
     398    Corporacion GEO S.A. de C.V. B....................     1,491
     129    DSW, Inc. BH......................................     4,041
       8    Dufry Group B.....................................       643
      97    GameStop Corp. Class A BH.........................     4,566
     201    Geox S.p.A. D.....................................     2,861
      58    Panera Bread Co. Class A BH.......................     4,266
      91    Phillips-Van Heusen Corp. ........................     3,662
      58    Stamps.com, Inc. B................................     1,643
      56    Texas Roadhouse, Inc. BH..........................       842
     110    Too, Inc. BH......................................     4,220
   1,206    Toyo Contruction Co., Ltd. BD.....................     1,880
      61    VistaPrint Ltd. BH................................     1,960
      74    Walter Industries.................................     4,912
                                                                --------
                                                                  45,213
                                                                --------
            ENERGY -- 4.2%
     241    Acergy S.A. BDH...................................     3,924
      67    Cabot Oil & Gas Corp. ............................     3,283
      48    Cheniere Energy, Inc. BH..........................     2,075
     126    Pride International, Inc. BH......................     4,410
     111    Range Resources Corp. ............................     2,948
                                                                --------
                                                                  16,640
                                                                --------
            EXCHANGE TRADED FUNDS -- 1.3%
      68    iShares Russell 2000 Growth Index Fund............     5,412
            FINANCE -- 14.7%
     243    Admiral Group plc D...............................     2,941
      46    Affiliated Managers Group, Inc. BH................     4,626
      95    Arch Capital Group Ltd. BH........................     5,799
      33    CB Richard Ellis Group, Inc. Class A BH...........     2,940
     125    Doral Financial Corp. H...........................       989
      89    Federated Investors, Inc. ........................     3,118
     617    Hong Kong Exchanges & Clearing Ltd. DH............     4,434
      91    LaSalle Hotel Properties..........................     4,001
   1,334    Melco International Development Ltd. D............     2,993
      82    Nasdaq Stock Market, Inc. BH......................     3,073
      69    National Financial Partners Corp. ................     3,606
     131    Nuveen Investments, Inc. Class A..................     6,295
      18    Oil Service Holders Trust.........................     2,788

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
      61    Pirelli & C. Real Estate S.p.A. DH................  $  4,466
      75    ProAssurance Corp. BH.............................     3,767
      71    Signature Bank BH.................................     2,515
                                                                --------
                                                                  63,763
                                                                --------
            HEALTH CARE -- 10.8%
     160    Alkermes, Inc. BH.................................     3,438
      82    Amylin Pharmaceuticals, Inc. BH...................     3,584
      93    Arena Pharmaceuticals, Inc. BH....................     1,320
     108    AtheroGenics, Inc. BH.............................     1,534
      69    Covance, Inc. B...................................     4,032
     136    eResearch Technology, Inc. BH.....................     1,539
     143    Exelixis, Inc. BH.................................     1,542
      94    Healthspring, Inc. B..............................     1,591
     136    Human Genome Sciences, Inc. BH....................     1,556
      54    ICOS Corp. BH.....................................     1,181
      20    Intuitive Surgical, Inc. B........................     2,568
      85    Kyphon, Inc. BH...................................     3,544
      86    Medicines Co. BH..................................     1,660
     130    Pharmaceutical Product Development, Inc. .........     4,676
      25    Schwarz Pharma AG D...............................     2,194
      20    Sunrise Assisted Living, Inc. BH..................       727
     160    Symbion, Inc. B...................................     3,685
      75    Vertex Pharmaceuticals, Inc. BH...................     2,745
                                                                --------
                                                                  43,116
                                                                --------
            SERVICES -- 11.8%
      48    Bankrate, Inc. BH.................................     2,325
      37    Central European Media Enterprises Ltd. BH........     2,358
      27    Corporate Executive Board Co. ....................     2,913
     124    Corrections Corp. of America BH...................     5,582
      77    DreamWorks Animation SKG, Inc. BH.................     2,077
     285    Foundry Networks, Inc. BH.........................     4,049
      23    Jacobs Engineering Group, Inc. B..................     1,925
     113    Kenexa Corp. BH...................................     3,741
      74    Lamar Advertising Co. BH..........................     4,087
     179    Live Nation, Inc. BH..............................     3,401
     143    MoneyGram International, Inc. ....................     4,849
     142    Pinnacle Entertainment BH.........................     3,883
     112    Six Flags, Inc. B.................................     1,031
      46    URS Corp. B.......................................     1,995
      48    Washington Group International, Inc. .............     2,660
                                                                --------
                                                                  46,876
                                                                --------
            TECHNOLOGY -- 27.9%
     295    Activision, Inc. BH...............................     4,191
     123    American Reprographics Co. B......................     4,345
     130    American Tower Corp. Class A BH...................     4,421
      73    Ansys, Inc. BH....................................     4,095
      14    Barco N.V. D......................................     1,389
      66    Cognos, Inc. BH...................................     2,457
      62    Cree, Inc. BH.....................................     1,836
     133    Crown Castle International Corp. BH...............     4,459
     335    CSR plc BD........................................     7,393
     181    ECI Telecom Ltd. B................................     1,933
      40    Energy Conversion Devices BH......................     2,009
      63    Equinix, Inc. BH..................................     4,173
     108    Evergreen Solar, Inc. H...........................     1,495
      33    Homestore.com, Inc. BH............................       204

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SMALL COMPANY FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     151    Integrated Device Technology, Inc. BH.............  $  2,292
     163    International Rectifier Corp. B...................     7,348
      75    Logitech International S.A. BD....................     3,117
      32    NAVTEQ Corp. B....................................     1,334
     146    Netflix, Inc. BH..................................     4,315
     107    Neustar, Inc. BH..................................     3,756
     183    O2Micro International ADR BH......................     1,970
     403    Opsware, Inc. BH..................................     3,413
      75    Plantronics, Inc. ................................     2,810
      92    Red Hat, Inc. BH..................................     2,696
     148    Redback Networks, Inc. BH.........................     3,324
      47    Salesforce.com, Inc. BH...........................     1,649
     221    Syniverse Holdings, Inc. BH.......................     3,906
      98    Teledyne Technologies, Inc. BH....................     3,566
     105    THQ, Inc. BH......................................     2,700
     113    TomTom N.V. BD....................................     5,081
     294    UbiquiTel, Inc. B.................................     3,050
     239    Verifone Holdings, Inc. BH........................     7,411
      93    Verint Systems, Inc. BH...........................     3,014
       4    Visicu, Inc. B....................................        93
                                                                --------
                                                                 111,245
                                                                --------
            TRANSPORTATION -- 4.7%
      53    American Commercial Lines, Inc. BH................     2,881
      71    Florida East Coast Industries, Inc. ..............     3,989
      70    Forward Air Corp. ................................     2,820
     116    GOL Linhas Aereas Inteligentes S.A. ADR...........     4,285
     168    Knight Transportation, Inc. ......................     3,276
      49    UTI Worldwide, Inc. ..............................     1,534
                                                                --------
                                                                  18,785
                                                                --------
            UTILITIES -- 1.3%
      29    Q-Cells AG B......................................     2,676
      74    Suntech Power Holdings ADR BH.....................     2,527
                                                                --------
                                                                   5,203
                                                                --------
            Total common stock
              (cost $302,768).................................  $384,884
                                                                --------
PREFERRED STOCKS -- 0.6%
            UTILITIES -- 0.6%
      51    NRG Energy, Inc. BH...............................  $  2,405
                                                                --------
            Total preferred stocks
              (cost $2,385)...................................  $  2,405
                                                                --------
            Total long term investments
              (cost $305,153).................................  $387,289
                                                                --------
SHORT-TERM INVESTMENTS -- 26.6%
            REPURCHASE AGREEMENTS -- 0.9%
     649    Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $    649
     430    Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       430
     659    Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................       659

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            REPURCHASE AGREEMENTS -- (CONTINUED)
     265    JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................  $    265
     595    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................       595
      98    UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................        98
   1,061    UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................     1,061
                                                                --------
                                                                   3,757
                                                                --------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 25.7%
 102,410    Navigator Prime Portfolio.........................   102,410
                                                                --------
            Total short-term investments
              (cost $106,167).................................  $106,167
                                                                --------
            Total investments in securities
              (cost $411,320) O...............................  $493,456
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.96% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $42,673, which represents 10.71% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $411,549 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation............................  $87,362
      Unrealized depreciation............................   (5,455)
                                                           -------
      Net unrealized appreciation........................  $81,907
                                                           =======

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                        UNREALIZED
                                     MARKET   CONTRACT    DELIVERY     APPRECIATION
DESCRIPTION            TRANSACTION   VALUE     AMOUNT       DATE      (DEPRECIATION)
-----------            -----------   ------   --------   ----------   --------------
Euro                       Buy       $ 991     $  978    05/02/2006        $13
Euro                       Buy          32         32    05/03/2006         --
Euro                       Buy          62         62    05/04/2006         --
Euro                      Sell       1,903      1,904    05/03/2006          1
Mexican Peso              Sell         354        352    05/02/2006         (2)
Mexican Peso              Sell         403        404    05/03/2006          1
                                                                           ---
                                                                           $13
                                                                           ===

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SMALLCAP GROWTH FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.6%
            BASIC MATERIALS -- 6.0%
      51    Cabot Microelectronics Corp. BH...................  $  1,678
      32    Carpenter Technology Corp. .......................     3,818
      50    Cleveland-Cliffs, Inc. H..........................     4,305
      90    Eagle Materials, Inc. H...........................     5,969
      51    Mueller Industries, Inc. .........................     1,913
      28    NS Group, Inc. B..................................     1,381
     109    Select Comfort Corp. BH...........................     4,352
      55    Sun Hydraulics Corp. .............................     1,151
      73    Timken Co. .......................................     2,558
     105    UAP Holding Corp. ................................     2,175
                                                                --------
                                                                  29,300
                                                                --------
            CAPITAL GOODS -- 4.2%
      25    Briggs & Stratton Corp. ..........................       837
      21    Cascade Corp. ....................................       867
      71    Goodman Global, Inc. B............................     1,402
     114    Graco, Inc. ......................................     5,339
      48    Lennox International, Inc. .......................     1,556
      68    Lone Star Technologies, Inc. B....................     3,621
      37    Nordson Corp. ....................................     1,956
      40    Photronics, Inc. B................................       717
      37    Tennant Co. ......................................     1,904
      47    Toro Co. .........................................     2,344
                                                                --------
                                                                  20,543
                                                                --------
            CONSUMER CYCLICAL -- 10.0%
      45    Albany International Corp. Class A................     1,771
      24    American Woodmark Corp. ..........................       827
     177    Arris Group, Inc. B...............................     2,096
      56    Be Aerospace, Inc. B..............................     1,458
       3    Beacon Roofing Supply, Inc. B.....................       107
     109    Click Commerce, Inc. BH...........................     2,334
      93    DSW, Inc. B.......................................     2,908
     174    Genesco, Inc. B...................................     7,175
      35    Mcgrath Rentcorp..................................       928
      54    Meritage Homes Corp. B............................     3,509
      72    Noble International Ltd. .........................     1,154
      31    Panera Bread Co. Class A B........................     2,322
      53    RARE Hospitality International, Inc. B............     1,662
     148    Skechers U.S.A., Inc. Class A B...................     4,052
     170    Standard-Pacific Corp. ...........................     5,375
      41    Stanley Furniture Co., Inc. ......................     1,097
     162    Stride Rite Corp. ................................     2,263
     113    Synaptics, Inc. B.................................     2,950
     222    Talbots, Inc. ....................................     5,271
                                                                --------
                                                                  49,259
                                                                --------
            ENERGY -- 7.2%
      61    Cabot Oil & Gas Corp. ............................     3,002
      57    Encore Acquisition Co. B..........................     1,753
      93    Energy Partners Ltd. B............................     2,401
     127    Frontier Oil Corp. ...............................     7,657
      75    Giant Industries, Inc. B..........................     5,405
     274    Grey Wolf, Inc. B.................................     2,140
      19    Houston Exploration Co. B.........................     1,046
     261    Meridian Resource Corp. B.........................     1,012

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            ENERGY -- (CONTINUED)
     238    PetroQuest Energy, Inc. B.........................  $  2,818
     407    Seitel, Inc. B....................................     1,707
      44    St. Mary Land & Exploration Co. ..................     1,847
      69    Swift Energy Co. B................................     2,910
      47    W&T Offshore, Inc. ...............................     1,985
                                                                --------
                                                                  35,683
                                                                --------
            FINANCE -- 11.8%
      28    Aaron Rents, Inc. ................................       763
      78    Advanta Corp. Class B.............................     2,976
      19    Affiliated Managers Group, Inc. BH................     1,915
      71    American Capital Strategies Ltd. H................     2,458
     126    Apsen Insurance Holdings Ltd. ....................     3,073
      69    Arch Capital Group Ltd. B.........................     4,198
      45    Assured Guaranty Ltd. ............................     1,128
      72    Bristol West Holdings, Inc. ......................     1,320
      27    City Holding Co. .................................       980
      34    CompuCredit Corp. B...............................     1,362
     384    Doral Financial Corp. H...........................     3,033
      48    First Community Bancorp...........................     2,761
      70    Hersha Hospitality Trust..........................       637
     259    Impac Mortgage Holdings, Inc. H...................     2,461
     185    IndyMac Bancorp, Inc. H...........................     8,930
      41    Irwin Financial Corp. ............................       744
     384    Scottish Re Group Ltd. H..........................     8,918
     344    Strategic Hotels & Resorts, Inc. .................     7,802
      16    Taylor Capital Group, Inc. .......................       616
      50    Wellcare Health Plans, Inc. B.....................     2,086
                                                                --------
                                                                  58,161
                                                                --------
            HEALTH CARE -- 15.1%
     210    Alkermes, Inc. B..................................     4,513
      86    American Retirement Corp. B.......................     2,172
     150    Amylin Pharmaceuticals, Inc. BH...................     6,541
     233    Applera Corp. -- Celera Genomics Group B..........     2,797
      44    Apria Healthcare Group, Inc. B....................       953
     147    Ciphergen Biosystems, Inc. B......................       231
      58    CNS, Inc. ........................................     1,241
     249    CV Therapeutics, Inc. BH..........................     4,939
      75    Diagnostic Products Corp. ........................     4,333
     319    Encysive Pharmaceuticals, Inc. BH.................     1,360
     397    Exelixis, Inc. B..................................     4,277
      70    Haemonetics Corp. B...............................     3,815
     125    Human Genome Sciences, Inc. BH....................     1,430
     134    Incyte Corp. B....................................       560
      35    Kosan Biosciences, Inc. B.........................       173
     115    Magellan Health Services, Inc. B..................     4,675
     474    NPS Pharmaceuticals, Inc. BH......................     4,065
     153    Nu Skin Enterprises, Inc. Class A.................     2,528
     168    Onyx Pharmaceuticals, Inc. BH.....................     3,916
      47    OSI Pharmaceuticals, Inc. B.......................     1,238
      93    Panacos Pharmaceuticals, Inc. B...................       648
      98    Quidel Corp. B....................................     1,120
     319    Regeneron Pharmaceuticals, Inc. B.................     4,636
     240    Rigel Pharmaceuticals, Inc. B.....................     2,578
      70    Salix Pharmaceuticals Ltd. B......................       963

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SMALLCAP GROWTH FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
      63    Sierra Health Services, Inc. B....................  $  2,474
     253    STERIS Corp. .....................................     5,819
                                                                --------
                                                                  73,995
                                                                --------
            SERVICES -- 13.7%
     135    Advisory Board Co. B..............................     7,559
      70    Ameristar Casinos, Inc. ..........................     1,718
     274    BISYS Group, Inc. B...............................     4,369
      99    Central European Media Enterprises Ltd. B.........     6,383
     128    Cerner Corp. B....................................     5,083
     235    Cumulus Media, Inc. Class A BH....................     2,482
     131    Digital River, Inc. B.............................     5,682
      62    Eclipsys Corp. B..................................     1,356
     158    Foundry Networks, Inc. B..........................     2,249
     135    Gevity HR, Inc. ..................................     3,471
      82    Imergent, Inc. BH.................................       980
     105    ITT Educational Services, Inc. B..................     6,692
      20    John H. Harland Co. ..............................       808
     157    Journal Register Co. .............................     1,751
     146    Lin TV Corp. B....................................     1,292
      81    Live Nation, Inc. B...............................     1,539
      37    MAXIMUS, Inc. ....................................     1,303
      46    MTS Systems Corp. ................................     2,045
      84    Parametric Technology Corp. B.....................     1,257
     118    Perot Systems Corp. Class A B.....................     1,784
      74    Playboy Enterprises Class B B.....................       980
     436    Premiere Global Services, Inc. B..................     3,402
      68    Resources Connection, Inc. B......................     1,824
       9    WorldSpace, Inc. BH...............................        53
      37    Wright Express Corp. B............................     1,142
                                                                --------
                                                                  67,204
                                                                --------
            TECHNOLOGY -- 26.2%
     194    @Road, Inc. B.....................................     1,093
     181    Acxiom Corp. .....................................     4,681
      36    ADTRAN, Inc. .....................................       892
      88    Ansys, Inc. B.....................................     4,956
     157    Blackbaud, Inc. ..................................     3,292
      46    Candela Corp. B...................................     1,076
     331    CSG Systems International, Inc. B.................     8,373
     464    Digital Generation Systems, Inc. B................       279
     140    Diodes, Inc. B....................................     5,691
     230    Dobson Communications Corp. B.....................     2,072
     134    eFunds Corp. B....................................     3,457
      94    Emulex Corp. B....................................     1,706
     252    FuelCell Energy, Inc. BH..........................     3,307
     289    Gemstar-TV Guide International, Inc. B............       957
      83    Golden Telecom, Inc. .............................     2,529
     112    Hutchinson Technology, Inc. B.....................     2,662
     168    Hyperion Solutions Corp. B........................     5,130
      54    Infospace, Inc. B.................................     1,374
      35    International Rectifier Corp. B...................     1,596
     356    Intervoice, Inc. B................................     2,557
     276    iPass, Inc. B.....................................     2,295

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
      77    j2 Global Communications, Inc. BH.................  $  3,765
      96    Komag, Inc. BH....................................     4,032
      57    LoJack Corp. B....................................     1,260
     100    MEMC Electronic Materials, Inc. B.................     4,076
     417    Micrel, Inc. B....................................     5,358
      23    MicroStrategy, Inc. B.............................     2,119
      32    Multi-Fineline Electronix, Inc. BH................     1,847
      57    Netflix, Inc. BH..................................     1,689
      34    Netlogic Microsystems, Inc. B.....................     1,349
      44    Neustar, Inc. B...................................     1,537
      51    Novatel, Inc. B...................................     1,762
      84    OmniVision Technologies, Inc. B...................     2,437
      35    Palomar Medical Technologies, Inc. B..............     1,485
     120    Plantronics, Inc. ................................     4,500
     164    Portalplayer, Inc. BH.............................     1,809
      31    QAD, Inc. ........................................       236
      71    Semtech Corp. B...................................     1,324
      80    Sigmatel, Inc. BH.................................       536
     146    Silicon Image, Inc. B.............................     1,489
      64    Sybase, Inc. B....................................     1,382
      71    Syniverse Holdings, Inc. B........................     1,257
      35    Teledyne Technologies, Inc. B.....................     1,260
     298    THQ, Inc. B.......................................     7,630
      66    Transaction Systems Architects, Inc. B............     2,632
     406    Trizetto Group, Inc. B............................     6,389
     168    UbiquiTel, Inc. B.................................     1,738
     280    United Online, Inc. ..............................     3,612
                                                                --------
                                                                 128,485
                                                                --------
            TRANSPORTATION -- 4.4%
     150    Arkansas Best Corp. ..............................     6,417
      37    Continental Airlines, Inc. B......................       971
      65    General Maritime Corp. ...........................     2,149
     274    Knight Transportation, Inc. ......................     5,346
      37    Maritrans, Inc. ..................................       880
     251    Werner Enterprises, Inc. .........................     4,807
     106    World Air Holdings, Inc. B........................       964
                                                                --------
                                                                  21,534
                                                                --------
            Total common stock
              (cost $434,760).................................  $484,164
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 14.1%
            REPURCHASE AGREEMENT -- 1.7%
 $ 8,590    Deutsche Bank Repurchase Agreement,
              4.71%, 05/01/2006...............................  $  8,590
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 12.2%
  60,059    BNY Institutional Cash Reserve Fund...............    60,059
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
        )                           SHORT-TERM INVESTMENTS -- (CONTINUED
            US TREASURY BILL -- 0.2%
 $   855    US Treasury Bill,
              4.54%, 06/08/2006 Z [ ].........................  $    847
                                                                --------
            Total short-term investments
              (cost $69,496)..................................  $ 69,496
                                                                --------
            Total investments in securities
              (cost $504,256) O...............................  $553,660
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.51% of total net assets at April 30, 2006.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $505,132 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 71,715
      Unrealized depreciation........................   (23,187)
                                                       --------
      Net unrealized appreciation                      $ 48,528
                                                       ========

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  [ ]Security pledged as initial margin deposit for open futures contracts at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

                FUTURES CONTRACTS OUTSTANDING AT APRIL 30, 2006.

                                                                                                                     UNREALIZED
                                                                                                                    APPRECIATION
                                                             NUMBER OF                                             (DEPRECIATION)
DESCRIPTION                                                  CONTRACTS         POSITION         EXPIRATION         AT 04/30/2006
-----------                                                  ---------         --------         ----------         --------------
Russell Mini Futures                                            28               Long           June 2006                $1
                                                                                                                         ==

These contracts had a market value of $2,153 as of April 30, 2006.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD STOCK FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.4%
            BASIC MATERIALS -- 3.8%
     452    Dow Chemical Co. .................................  $   18,368
     207    DuPont (E.I.) de Nemours & Co. ...................       9,111
     192    Mittal Steel Co. H................................       7,179
     258    Newmont Mining Corp. .............................      15,057
                                                                ----------
                                                                    49,715
                                                                ----------
            CAPITAL GOODS -- 2.7%
     165    American Standard Cos., Inc. H....................       7,200
      96    Boeing Co. .......................................       7,995
      81    Deere & Co. ......................................       7,101
     172    Goodrich Corp. ...................................       7,672
     120    Ingersoll-Rand Co. Class A........................       5,246
                                                                ----------
                                                                    35,214
                                                                ----------
            CONSUMER CYCLICAL -- 7.6%
      83    Altria Group, Inc. ...............................       6,058
     183    Best Buy Co., Inc. ...............................      10,380
     349    D.R. Horton, Inc. ................................      10,480
     662    Dollar General Corp. .............................      11,557
     275    Federated Department Stores, Inc. ................      21,378
     868    Gap, Inc. ........................................      15,697
     187    Home Depot, Inc. H................................       7,483
     251    Newell Rubbermaid, Inc. ..........................       6,871
     136    Toyota Motor Corp. D..............................       7,957
                                                                ----------
                                                                    97,861
                                                                ----------
            CONSUMER STAPLES -- 4.8%
     113    Clorox Co. .......................................       7,227
     200    Coca-Cola Co. ....................................       8,396
     199    PepsiCo, Inc. ....................................      11,572
     365    Procter & Gamble Co. .............................      21,229
     189    Unilever N.V. NY Shares...........................      13,570
                                                                ----------
                                                                    61,994
                                                                ----------
            ENERGY -- 7.2%
     166    ConocoPhillips....................................      11,092
     182    EnCana Corp. .....................................       9,104
     699    Exxon Mobil Corp. ................................      44,099
      18    Hugoton Royalty Trust.............................         488
     715    Williams Cos., Inc. ..............................      15,689
     292    XTO Energy, Inc. .................................      12,345
                                                                ----------
                                                                    92,817
                                                                ----------
            FINANCE -- 20.2%
     436    American International Group, Inc. ...............      28,479
     639    Bank of America Corp. ............................      31,904
     746    Citigroup, Inc. ..................................      37,258
     514    Countrywide Financial Corp. ......................      20,883
     275    E*Trade Financial Corp. B.........................       6,847
     288    Federal Home Loan Mortgage Corp. .................      17,597
      62    Goldman Sachs Group, Inc. ........................       9,922
      @@    Mitsubishi UFJ Financial Group, Inc. D............       6,019
     168    Muenchener Rueckversicherungs-Gesellschaft AG D...      23,757
     214    St. Paul Travelers Cos., Inc. ....................       9,422
     204    State Street Corp. ...............................      13,351

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
     102    Takefuji Corp. D..................................  $    6,629
     218    UBS AG............................................      25,430
     860    UniCredito Italiano S.p.A. D......................       6,479
     132    UnitedHealth Group, Inc. .........................       6,556
     150    Wellpoint, Inc. B.................................      10,678
                                                                ----------
                                                                   261,211
                                                                ----------
            HEALTH CARE -- 13.7%
     434    Abbott Laboratories...............................      18,536
     355    Amgen, Inc. B.....................................      24,054
     126    AstraZeneca plc ADR...............................       6,919
   1,141    Boston Scientific Corp. BH........................      26,505
     282    Bristol-Myers Squibb Co. H........................       7,150
     242    Cardinal Health, Inc. ............................      16,285
     375    Elan Corp. plc ADR BH.............................       5,519
     462    Lilly (Eli) & Co. ................................      24,465
     332    Sanofi-Aventis S.A. ADR H.........................      15,603
     731    Schering-Plough Corp. ............................      14,125
     378    Shionogi & Co., Ltd. D............................       6,374
     254    Wyeth.............................................      12,367
                                                                ----------
                                                                   177,902
                                                                ----------
            SERVICES -- 9.6%
     416    Accenture Ltd. Class A............................      12,096
     153    Autodesk, Inc. B..................................       6,411
     222    Clear Channel Communications, Inc. H..............       6,334
     348    Comcast Corp. Class A BH..........................      10,768
     734    News Corp. Class A................................      12,597
   2,406    Sun Microsystems, Inc. BH.........................      12,028
     115    United Parcel Service, Inc. Class B H.............       9,347
     473    Viacom, Inc. Class B B............................      18,822
     663    Walt Disney Co. H.................................      18,524
     845    XM Satellite Radio Holdings, Inc. Class A BH......      17,086
                                                                ----------
                                                                   124,013
                                                                ----------
            TECHNOLOGY -- 27.1%
     254    American Tower Corp. Class A BH...................       8,685
   1,010    AT&T, Inc. H......................................      26,476
   1,210    Cisco Systems, Inc. B.............................      25,341
   1,466    EMC Corp. B.......................................      19,803
   1,133    Flextronics International Ltd. B..................      12,867
   1,869    General Electric Co. .............................      64,631
      34    Google, Inc. B....................................      14,168
     397    Lexmark International, Inc. ADR B.................      19,334
     138    Lockheed Martin Corp. ............................      10,436
     516    Medtronic, Inc. ..................................      25,847
      71    Mercury Interactive Corp. BH......................       2,538
   1,249    Microsoft Corp. ..................................      30,173
     725    Nokia Oyj ADR.....................................      16,437
     754    Oracle Corp. B....................................      10,995
      19    Samsung Electronics Co., Ltd. D...................      12,927
     377    Sharp Corp. D.....................................       6,597
     139    Sony Corp. D......................................       6,792
   1,014    Sprint Nextel Corp. H.............................      25,147

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     625    Taiwan Semiconductor Manufacturing Co., Ltd.
              ADR H...........................................  $    6,550
     197    Tyco International Ltd. ..........................       5,180
                                                                ----------
                                                                   350,924
                                                                ----------
            TRANSPORTATION -- 0.5%
     415    Southwest Airlines Co. ...........................       6,725
                                                                ----------
            UTILITIES -- 2.2%
      82    Dominion Resources, Inc. .........................       6,139
      89    E.On AG BD........................................      10,859
     219    Exelon Corp. .....................................      11,815
                                                                ----------
                                                                    28,813
                                                                ----------
            Total common stock
              (cost $1,193,997)...............................  $1,287,189
                                                                ----------
SHORT-TERM INVESTMENTS -- 12.5%
            REPURCHASE AGREEMENTS -- 0.5%
   1,026    Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $    1,026
     679    Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................         679
   1,041    Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................       1,041
     419    JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................         419
     940    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................         940
     154    UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................         154
   1,677    UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................       1,677
                                                                ----------
                                                                     5,936
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 12.0%
 155,703    BNY Institutional Cash Reserve Fund...............  $  155,703
                                                                ----------
            Total short-term investments
              (cost $161,639).................................  $  161,639
                                                                ----------
            Total investments in securities
              (cost $1,355,636) O.............................  $1,448,828
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.95% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $94,390, which represents 7.29% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $1,378,697 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 91,371
      Unrealized depreciation........................   (21,240)
                                                       --------
      Net unrealized appreciation....................  $ 70,131
                                                       ========

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Japanese Yen                                    Buy              $632            $631           05/02/2006              $ 1
Japanese Yen                                    Buy               235             235           05/08/2006               --
                                                                                                                        ---
                                                                                                                        $ 1
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TARGET RETIREMENT 2010 FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
   AFFILIATED INVESTMENT COMPANIES -- 96.8%
EQUITY FUNDS -- 48.4%
    2       Hartford Capital Appreciation Fund, Class Y.......  $   93
   14       Hartford Disciplined Equity Fund, Class Y.........     186
    2       Hartford Global Leaders Fund, Class Y.............      31
    2       Hartford Growth Fund, Class Y B...................      31
    1       Hartford Growth Opportunities Fund, Class Y.......      31
    2       Hartford International Capital Appreciation Fund,
              Class Y.........................................      31
    4       Hartford International Opportunities Fund, Class
              Y...............................................      62
    2       Hartford International Small Company Fund, Class
              Y...............................................      31
    2       Hartford MidCap Value Fund, Class Y...............      31
    3       Hartford Select MidCap Growth Fund, Class Y.......      31
    1       Hartford Small Company Fund, Class Y B............      31
    2       Hartford SmallCap Growth Fund, Class Y B..........      62
    3       Hartford Value Fund, Class Y......................      31
    5       Hartford Value Opportunities Fund, Class Y........      93
                                                                ------
            Total equity funds
              (cost $759).....................................  $  775
                                                                ------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
FIXED INCOME FUNDS -- 48.4%
   11       Hartford Floating Rate Fund, Class Y..............  $  108
    6       Hartford High Yield Fund, Class Y.................      46
   20       Hartford Inflation Plus Fund, Class Y.............     203
   22       Hartford Short Duration Fund, Class Y.............     217
   19       Hartford Total Return Bond Fund, Class Y..........     202
                                                                ------
            Total fixed income funds
              (cost $778).....................................  $  776
                                                                ------
            Total investments in affiliated investment
              companies
              (cost $1,537) O.................................  $1,551
                                                                ======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes is $1,537 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.............................  $18
      Unrealized depreciation.............................   (4)
                                                            ---
      Net unrealized appreciation.........................  $14
                                                            ===

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TARGET RETIREMENT 2020 FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
   AFFILIATED INVESTMENT COMPANIES -- 91.9%
EQUITY FUNDS -- 59.9%
    1       Hartford Capital Appreciation Fund, Class Y.......   $ 47
    7       Hartford Disciplined Equity Fund, Class Y.........     89
    1       Hartford Global Leaders Fund, Class Y.............     18
    1       Hartford Growth Fund, Class Y B...................     18
   --       Hartford Growth Opportunities Fund, Class Y.......     12
    1       Hartford International Capital Appreciation Fund,
              Class Y.........................................     12
    2       Hartford International Opportunities Fund, Class
              Y...............................................     35
    1       Hartford International Small Company Fund, Class
              Y...............................................     12
    1       Hartford MidCap Value Fund, Class Y...............     12
    1       Hartford Select MidCap Growth Fund, Class Y.......     12
   --       Hartford Small Company Fund, Class Y B............     12
    1       Hartford SmallCap Growth Fund, Class Y B..........     47
    1       Hartford Value Fund, Class Y......................     18
    2       Hartford Value Opportunities Fund, Class Y........     42
                                                                 ----
            Total equity funds
              (cost $363).....................................   $386
                                                                 ----

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
FIXED INCOME FUNDS -- 32.0%
    3       Hartford Floating Rate Fund, Class Y..............   $ 29
    2       Hartford High Yield Fund, Class Y.................     12
    5       Hartford Inflation Plus Fund, Class Y.............     47
    5       Hartford Short Duration Fund, Class Y.............     47
    7       Hartford Total Return Bond Fund, Class Y..........     71
                                                                 ----
            Total fixed income funds
              (cost $210).....................................   $206
                                                                 ----
            Total investments in affiliated investment
              companies
              (cost $573) O...................................   $592
                                                                 ====

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes is $573 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.............................  $21
      Unrealized depreciation.............................   (2)
                                                            ---
      Net unrealized appreciation.........................  $19
                                                            ===

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TARGET RETIREMENT 2030 FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
   AFFILIATED INVESTMENT COMPANIES -- 84.1%
EQUITY FUNDS -- 67.3%
    1       Hartford Capital Appreciation Fund, Class Y.......   $ 30
    3       Hartford Disciplined Equity Fund, Class Y.........     40
    1       Hartford Global Leaders Fund, Class Y.............     14
   --       Hartford Growth Fund, Class Y B...................      8
   --       Hartford Growth Opportunities Fund, Class Y.......     11
    1       Hartford International Capital Appreciation Fund,
              Class Y.........................................     11
   --       Hartford International Opportunities Fund, Class
              Y...............................................      8
    1       Hartford International Small Company Fund, Class
              Y...............................................     11
   --       Hartford MidCap Value Fund, Class Y...............      5
   --       Hartford Select MidCap Growth Fund, Class Y.......      5
    1       Hartford Small Company Fund, Class Y B............     16
    1       Hartford SmallCap Growth Fund, Class Y B..........     27
    1       Hartford Value Fund, Class Y......................     11
    1       Hartford Value Opportunities Fund, Class Y........     19
                                                                 ----
            Total equity funds
              (cost $207).....................................   $216
                                                                 ----
FIXED INCOME FUNDS -- 16.8%
    2       Hartford Inflation Plus Fund, Class Y.............   $ 19
    1       Hartford Short Duration Fund, Class Y.............      8
    3       Hartford Total Return Bond Fund, Class Y..........     27
                                                                 ----
            Total fixed income funds
              (cost $54)......................................   $ 54
                                                                 ----
            Total investments in affiliated investment
              companies
              (cost $261) O...................................   $270
                                                                 ====

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes is $261 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.............................  $10
      Unrealized depreciation.............................   (1)
                                                            ---
      Net unrealized appreciation.........................  $ 9
                                                            ===

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE CALIFORNIA FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
 MUNICIPAL BONDS -- 90.9%
            GENERAL OBLIGATIONS -- 15.4%
  $ 500     California Infrastructure & Econ Dev,
              5.00%, Bay Area Toll Bridges GO FSA
              07/01/2022......................................  $   537
    900     California Kindergarten University,
              3.73%, 05/01/2034 K.............................      900
    650     Chico, CA,
              5.00%, Redevelopment Agency Tax Allocation
              04/01/2027......................................      670
    250     Puerto Rico Commonwealth,
              5.00%, Ref GO 07/01/2030........................      259
  1,000     San Francisco, CA,
              5.00%, California Toll Bridge Rev 04/01/2031....    1,034
                                                                -------
                                                                  3,400
                                                                -------
            HEALTH CARE/SERVICES -- 6.8%
    200     California ABAG FA for Non-Profit Corp.,
              5.375%, San Diego Hospital Association
              03/01/2021......................................      206
    250     California Health Fac FA,
              5.25%, Catholic Healthcare West 07/01/2023......      257
    300     California Public Works Board,
              5.00%, Dept of Health Services Richmond Lab
              11/01/2030......................................      307
    200     California Public Works Board,
              5.375%, Dept of Mental Health Patton
              04/01/2028......................................      208
    250     California State Comm DA,
              5.25%, Daughters of Charity Health 07/01/2030...      254
    250     California State Comm DA,
              6.00%, Health Fac Memorial Health Services
              Rev 10/01/2023..................................      272
                                                                -------
                                                                  1,504
                                                                -------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) -- 15.1%
    455     California Educational Fac Auth Rev,
              5.00%, 10/01/2025...............................      456
    200     California Educational Fac Auth Rev,
              5.00%, 01/01/2025...............................      198
    300     California Educational Fac Auth Rev,
              5.00%, 12/01/2025...............................      298
    630     California Educational Fac Auth Rev,
              5.00%, 04/01/2030...............................      633
    180     California Educational Fac Auth Rev,
              5.00%, La Verne University 06/01/2031...........      179
    175     California State Comm DA,
              4.875%, 10/01/2035..............................      170
    250     California State Comm DA,
              6.75%, John F. Kennedy University Rev
              10/01/2033......................................      260
  1,000     California State University Rev,
              5.00%, 11/01/2028...............................    1,035
    110     University Virgin Islands,
              5.00%, 12/01/2021...............................      111
                                                                -------
                                                                  3,340
                                                                -------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
            HOUSING (HFA'S, ETC.) -- 3.0%
  $ 650     California Economy Recovery,
              3.83%, 01/01/2012 K.............................  $   650
                                                                -------
            LAND DEVELOPMENT -- 7.1%
    350     Burbank, CA,
              5.50%, FA Rev South San Fernando Redev Proj B
              12/01/2023......................................      360
    400     Fontana, CA,
              5.50%, Redev Agency Tax Allocation Ref Jurupa
              Hills Redev Proj 10/01/2027.....................      409
    250     Oakland, CA,
              5.25%, Redev Agency Colliseum Area Redev Tax
              Allocation 09/01/2033...........................      254
    200     San Diego, CA,
              5.25%, Redev Agency Centre City Sub Pkg
              09/01/2026......................................      203
    175     San Diego, CA,
              5.30%, Redev Agency Tax Allocation North Park
              Redev Proj 09/01/2016...........................      178
    150     San Diego, CA,
              5.60%, Redev Agency Tax Allocation North Bay
              Redev Proj 09/01/2017...........................      155
                                                                -------
                                                                  1,559
                                                                -------
            MISCELLANEOUS -- 23.2%
    100     Azusa, CA,
              5.75%, Special Tax Comm Fac Dist #1 Mountain
              Cove 09/01/2021.................................      101
     50     Beaumont, CA,
              7.25%, FA Rev 09/01/2020........................       53
    200     California Kings River Conservation Dist,
              5.00%, Rev Ref Partner
              Peaking Project 05/01/2013......................      207
    400     Contra Costa County, CA,
              5.625%, Pub FA Tax Allocation 08/01/2033........      412
    200     Elk Grove, CA,
              5.85%, Special Tax East Franklin Comm
              08/01/2036......................................      209
    400     Huntington Park, CA,
              5.25%, Public FA Rev Ref 09/01/2019.............      433
    135     Indio, CA,
              5.00%, Public FA Rev Local Agency 09/02/2014....      135
     57     Indio, CA,
              6.35%, Public Improvement Act 1915 Special
              Assess #2002-3 GO 09/02/2027....................       59
  1,000     Kern County, CA,
              6.00%, California Tobacco Securitization Agency
              06/01/2029......................................    1,053
    250     Lake Elsinore, CA,
              5.15%, Special Tax Comm Fac
              Dist 3 -- Area 1 09/01/2025.....................      251

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE CALIFORNIA FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
MUNICIPAL BONDS -- (CONTINUED)
            MISCELLANEOUS -- (CONTINUED)
  $ 200     Lake Elsinore, CA,
              5.35%, Special Tax Comm Fac Dist 1-A
              09/01/2036......................................  $   199
    100     Lake Elsinore, CA,
              5.85%, Special Tax Comm Fac Dist 2-A
              09/01/2024......................................      104
    310     Long Beach, CA,
              5.00%, Harbor Rev Ref 05/15/2015................      322
    300     Oceanside, CA,
              5.70%, Comm Dev 09/01/2025......................      312
    100     Perris, CA,
              6.25%, Public FA Local Agency Rev 09/01/2033....      108
    200     Roseville, CA,
              5.25%, Special Tax CFD#1 09/01/2025.............      201
    250     Sacramento, CA,
              5.00%, North Natomas Comm Fac 09/01/2025........      247
    425     Solano, CA,
              5.25%, MBIA 11/01/2021..........................      450
    250     Virgin Islands Public FA,
              6.125%, Revhovenska Refinery 07/01/2022.........      267
                                                                -------
                                                                  5,123
                                                                -------
            POLLUTION CONTROL -- 1.1%
    250     California PCR,
              3.50%, Pacific Gas & Elec 12/01/2023............      249
                                                                -------
            PUBLIC FACILITIES -- 8.0%
    250     California Public Works Board,
              5.00%, Dept of Corrections Ref 12/01/2018.......      262
    100     Capistrano, CA,
              5.875%, USD Comm Fac Dist Special Tax #90-2
              Talega 09/01/2022...............................      103
    100     Jurupa, CA,
              5.875%, Comm Services Dist #6 Special Tax
              09/01/2032......................................      102
    110     Moreno Valley, CA,
              5.60%, USD Comm Fac Special Tax 09/01/2017......      113
    100     Orange County, CA,
              5.20%, Comm Fac Dist Special Tax #02-1 Ladera
              Ranch 08/15/2019................................      101
    200     Orange County, CA,
              5.40%, Comm Fac Dist Special Tax #02-1 Ladera
              Ranch 08/15/2022................................      203
    250     Tustin, CA,
              5.60%, USD Comm Fac Dist Special Tax #97 Jr Lien
              09/01/2029......................................      251
    200     Val Verde, CA,
              6.00%, USD FA Special Tax Rev Jr Lien
              10/01/2021......................................      205

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
            PUBLIC FACILITIES -- (CONTINUED)
  $ 300     William S. Hart Union High School Dist,
              5.25%, 09/01/2026...............................  $   300
    125     William S. Hart Union High School Dist,
              5.85%, Special Tax Comm Fac
              #2002-1 09/01/2022..............................      126
                                                                -------
                                                                  1,766
                                                                -------
            UTILITIES -- COMBINED -- 1.3%
    250     California State Water Dept,
              5.875%, Res Power Supply Rev 05/01/2016.........      280
                                                                -------
            UTILITIES -- GAS -- 1.4%
    300     Chula Vista, CA,
              5.30%, IDR Daily San Diego Gas 07/01/2021.......      315
                                                                -------
            UTILITIES -- WATER AND SEWER -- 6.7%
    500     Atwater, CA,
              5.50%, Public FA Sewer & Water Project
              05/01/2028......................................      506
    250     Big Bear Muni Water Dist,
              5.00%, 1991 Ref Lake Imports 11/01/2024.........      247
    100     Eastern California Municipal Water Dist,
              5.70%, Comm Fac Special Tax
              Improvement Area A #2001-02 09/01/2018..........      102
    250     Lathrop, CA,
              6.00%, FA Rev Water Supply Proj 06/01/2035......      263
    150     Lee Lake, CA,
              5.75%, Water Dist Comm Fac Dist #3 Special Tax
              Retreat 09/01/2023..............................      155
    200     Santa Margarita, CA,
              6.00%, Water Dist Special Tax Comm Fac Dist
              #99-1 09/01/2030................................      208
                                                                -------
                                                                  1,481
                                                                -------
            WASTE DISPOSAL -- 1.8%
    375     Stockton, CA,
              5.20%, Wastewater Sys Proj MBIA 09/01/2029......      391
                                                                -------
            Total municipal bonds
              (cost $19,727)..................................  $20,058
                                                                -------
SHORT-TERM INVESTMENTS -- 4.7%
            FINANCE -- 4.7%
  1,045     Dreyfus Basic California Municipal Money Market
              Fund, current rate -- 3.14% K...................  $ 1,045
                                                                -------
            Total short-term investments
              (cost $1,045)...................................  $ 1,045
                                                                -------
            Total investments in securities
              (cost $20,772) O................................  $21,103
                                                                =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $20,772 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation............................  $420
      Unrealized depreciation............................   (89)
                                                           ----
      Net unrealized appreciation........................  $331
                                                           ====

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      AMT   -- Alternative Minimum Tax
      DA    -- Development Authority
      FA    -- Finance Authority
      FGIC  -- Financial Guaranty Insurance Company
      FSA   -- Financial Security Assurance
      GO    -- General Obligations
      IDA   -- Industrial Development Authority Bond
      IDR   -- Industrial Development Revenue Bond
      ISD   -- Independent School District
      MBIA  -- Municipal Bond Insurance Association
      PA    -- Port Authority
      PCR   -- Pollution Control Revenue Bond
      USD   -- United School District

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE MINNESOTA FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
 MUNICIPAL BONDS -- 93.5%
            AIRPORT REVENUES -- 4.4%
 $  500     Minneapolis & St Paul, MN,
              5.00%, Airport Commission 01/01/2035............  $   512
  1,000     Minneapolis & St Paul, MN,
              5.625%, Airport Commission FGIC AMT
              01/01/2018......................................    1,047
                                                                -------
                                                                  1,559
                                                                -------
            GENERAL OBLIGATIONS -- 21.3%
  1,000     Anoka-Hennepin County, MN,
              5.00%, ISD #11 GO Credit Enhancement
              Prog 02/01/2015.................................    1,037
  1,300     Becker, MN,
              6.00%, ISD #726 GO FSA 02/01/2017...............    1,398
    500     Brainerd, MN,
              5.375%, ISD #181 GO FGIC 02/01/2016.............      537
    250     Minneapolis, MN,
              5.00%, Parking Assess GO 12/01/2020.............      262
  1,000     Minnesota,
              5.25%, GO 08/01/2016............................    1,044
    785     Mounds View, MN,
              5.25%, ISD #621 GO 02/01/2014...................      830
  1,000     Puerto Rico Commonwealth Public Fin Corp Approp,
              5.75%, GO 08/01/2027............................    1,073
  1,950     Rosemount, MN,
              5.70%, ISD #196 GO MBIA 04/01/2015 Z............    1,308
                                                                -------
                                                                  7,489
                                                                -------
            HEALTH CARE/SERVICES -- 16.2%
  1,130     Duluth, MN,
              5.50%, Econ DA Health Care Fac Rev Benedictine
              Health Sys St Mary
              02/15/2023......................................    1,184
    250     Minneapolis, MN,
              6.00%, Health Care System AllinaHealth
              11/15/2018......................................      273
  1,000     Minnesota Agriculture and Econ Dev Healthcare Fac,
              5.25%, Benedictine Health 02/15/2014............    1,052
    335     St Paul, MN,
              6.00%, Hsg & Redev Auth Hospital Rev
              11/15/2025......................................      361
    750     Stillwater, MN,
              5.00%, Health System Obligation Group
              06/01/2035......................................      749
    725     Todd, Morrison, Cass & Wadena County, MN,
              5.25%, United Hospital Lakewood Health Care Fac
              12/01/2026......................................      749
  1,000     Waconia, MN,
              6.10%, Health Care Fac Rev Ridgeview Med Ctr
              Proj 01/01/2019.................................    1,070
    250     Willmar, MN,
              5.00%, Rice Memorial Hospital Proj FSA
              02/01/2025......................................      259
                                                                -------
                                                                  5,697
                                                                -------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) -- 15.0%
 $  350     Minnesota Higher Education FA,
              5.25%, College of St Benedict 03/01/2024........  $   360
  1,000     Minnesota Higher Education FA,
              5.375%, Univ of St Thomas 04/01/2018............    1,031
  1,000     Minnesota Higher Education FA,
              5.40%, Univ of St Thomas 04/01/2023.............    1,031
    500     Minnesota State Higher Education FA,
              5.00%, Augsburg College 05/01/2020..............      508
    500     Minnesota State Higher Education FA,
              5.00%, Augsburg College 05/01/2023..............      506
     80     University of Minnesota,
              3.90%, 07/01/2008 K.............................       80
    115     University of Minnesota,
              3.90%, 01/01/2034 K.............................      115
  1,000     University of Minnesota,
              5.75%, 07/01/2018...............................    1,147
    270     University Virgin Islands,
              5.125%, 12/01/2022..............................      274
    100     University Virgin Islands,
              5.25%, 12/01/2023...............................      102
    125     University Virgin Islands,
              5.25%, 12/01/2024...............................      127
                                                                -------
                                                                  5,281
                                                                -------
            HOUSING (HFA'S, ETC.) -- 9.2%
    135     Minneapolis, MN,
              6.00%, Redev Mtg Rev Riverplace Proj
              01/01/2020......................................      135
    750     Minnesota Housing Finance Agency,
              2.90%, Residential Housing Finance Ser D
              05/18/2006......................................      750
    830     Minnesota Residential Housing Fin Agency,
              5.00%, 01/01/2020...............................      837
  1,000     Rochester Minnesota Health Care Facilities Revenue
              Bond,
              5.00%, 11/15/2036 Q.............................    1,020
    450     St Paul, MN,
              6.25%, Housing Redev Hope Comm Academy Proj
              12/01/2019......................................      467
                                                                -------
                                                                  3,209
                                                                -------
            MISCELLANEOUS -- 8.4%
  1,000     Golden Valley, MN,
              5.875%, Breck School Proj Rev 10/01/2019........    1,058
    250     Ramsey County, MN,
              6.50%, Lease Rev Pact Charter School Proj
              12/01/2022......................................      251
    500     St Paul, MN,
              5.00%, PA Lease Rev 12/01/2019..................      515
    300     St Paul, MN,
              6.75%, Redev Auth Rev Ref Achieve Language
              Academy 12/01/2022..............................      304
    750     Virgin Islands Public FA,
              6.125%, Revhovenska Refinery 07/01/2022.........      802
                                                                -------
                                                                  2,930
                                                                -------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
MUNICIPAL BONDS -- (CONTINUED)
            POLLUTION CONTROL -- 1.4%
 $  500     Cohasset, MN,
              4.95%, Pollution Control Rev Ref Coll Allete
              Inc. Proj 07/01/2022............................  $   500
                                                                -------
            PUBLIC FACILITIES -- 2.4%
    835     Minnesota Agricultural Society,
              5.125%, State Fair Rev 09/15/2023...............      850
                                                                -------
            TRANSPORTATION -- 5.2%
    750     Duluth, MN,
              4.20%, Seaway PA IDA Dock & Wharf Rev Ref
              Cargill Inc Proj 05/01/2013.....................      730
  1,000     Puerto Rico Commonwealth Highway & Transportation
              Auth,
              5.50%, FSA 07/01/2013...........................    1,094
                                                                -------
                                                                  1,824
                                                                -------
            UTILITIES -- COMBINED -- 0.9%
    300     Princeton, MN,
              5.00%, Public Utility Sys Rev 04/01/2024........      302
                                                                -------
            UTILITIES -- ELECTRIC -- 4.4%
    500     Chaska, MN,
              5.00%, Electric Rev 10/01/2030..................      509
    500     Minnesota Power Agency,
              5.25%, Electric Rev 10/01/2019..................      527
    500     Northern MN Municipal Power Agency,
              5.30%, Elec Sys Rev FSA 01/01/2021..............      521
                                                                -------
                                                                  1,557
                                                                -------
            UTILITIES -- WATER AND SEWER -- 4.7%
    500     Minneapolis, MN,
              4.75%, Metro Council Water Treatment
              12/01/2016......................................      522
  1,000     Puerto Rico Commonwealth Aqueduct & Sewer Auth
              Rev,
              6.25%, 07/01/2013...............................    1,122
                                                                -------
                                                                  1,644
                                                                -------
            Total municipal bonds
              (cost $31,719)..................................  $32,842
                                                                -------
SHORT-TERM INVESTMENTS -- 4.7%
            FINANCE -- 4.7%
  1,668     State Street Bank Tax Free Money Market, current
              rate -- 3.07% K.................................  $ 1,668
                                                                -------
            Total short-term investments
              (cost $1,668)...................................  $ 1,668
                                                                -------
            Total investments in securities
              (cost $33,387) O................................  $34,510
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $33,387 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $1,215
      Unrealized depreciation..........................     (92)
                                                         ------
      Net unrealized appreciation......................  $1,123
                                                         ======

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  Q The cost of securities purchased on a when-issued basis at April 30, 2006 was $1,021.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of Securities.

      AMT   -- Alternative Minimum Tax
      DA    -- Development Authority
      FA    -- Finance Authority
      FGIC  -- Financial Guaranty Insurance Company
      FSA   -- Financial Security Assurance
      GO    -- General Obligations
      IDA   -- Industrial Development Authority Bond
      IDR   -- Industrial Development Revenue Bond
      ISD   -- Independent School District
      MBIA  -- Municipal Bond Insurance Association
      PA    -- Port Authority
      PCR   -- Pollution Control Revenue Bond
      USD   -- United School District

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE NATIONAL FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
 MUNICIPAL BONDS -- 93.8%
            ALABAMA -- 1.7%
 $1,855     Huntsville, AL,
              5.25%, GO 05/01/2022............................  $  1,987
                                                                --------
            ALASKA -- 0.9%
  1,000     Anchorage, AK,
              5.00%, Anchorage Convention Center 09/01/2034...     1,026
                                                                --------
            ARIZONA -- 4.7%
    560     Arizona Sundance Comm Fac Dist,
              5.125%, 07/15/2030..............................       555
    453     Arizona Sundance Comm Fac Dist,
              7.125%, Special Assess Rev #2 07/01/2027 M......       480
  1,800     Phoenix, AZ,
              6.25%, GO 07/01/2017............................     2,117
  1,000     Pima County, AZ,
              5.60%, Noah Webster Basic School 12/15/2019.....       985
  1,100     Pima County, AZ,
              5.75%, Charter Schools Proj 07/01/2016..........     1,098
    200     Vistancia, AZ,
              6.75%, Comm Fac Dist GO 07/15/2022..............       211
                                                                --------
                                                                   5,446
                                                                --------
            CALIFORNIA -- 14.8%
  1,800     California Educational Fac Auth Rev,
              5.00%, 01/01/2025...............................     1,785
    990     California Educational Fac Auth Rev,
              5.00%, 12/01/2025...............................       984
    820     California Educational Fac Auth Rev,
              5.00%, La Verne University 06/01/2031...........       814
    500     California GO,
              6.75%, 08/01/2011...............................       564
    325     California State Comm DA,
              4.875%, 10/01/2035..............................       315
    750     California State Comm DA,
              5.25%, Daughter of Charity Health 07/01/2030....       763
  1,000     California State Public Works Board,
              5.25%, 06/01/2030...............................     1,036
     80     California State Water Dept,
              5.50%, Water Res Dev 12/01/2010.................        86
    750     California State Water Dept,
              5.875%, Res Power Supply Rev 05/01/2016.........       840
    350     California Statewide Comm DA,
              4.875%, 10/01/2031..............................       341
    250     Capistrano, CA,
              5.875%, USD Comm Fac Dist Special Tax #90-2
              Talega 09/01/2021...............................       259
    250     Capistrano, CA,
              5.90%, USD Comm Fac Dist Special Tax #90-2
              Talega 09/01/2020...............................       260
     95     Eastern California Municipal Water Dist,
              5.70%, Comm Fac Special Tax Improvement Area A
              #2001-02 09/01/2018.............................        97

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            CALIFORNIA -- (CONTINUED)
 $  625     Indio, CA,
              5.625%, Public FA Rev Local Agency 09/02/2018...  $    629
     38     Indio, CA,
              6.35%, Public Improvement Act 1915 Special
              Assess #2002-3 GO 09/02/2027....................        39
    400     Jurupa, CA,
              5.875%, Comm Services Dist #6 Special Tax
              09/01/2032......................................       408
    750     Lathrop, CA,
              6.00%, FA Rev Water Supply Proj 06/01/2035......       789
    500     Moreno Valley, CA,
              6.00%, USD Comm Fac Dist Special Tax #2002-1
              09/01/2022......................................       523
    700     Oceanside, CA,
              5.70%, Comm Dev 09/01/2025......................       728
    535     Palm Springs, CA,
              5.50%, Comm Redev Agency 09/01/2023.............       553
    495     Perris, CA,
              6.25%, Public FA Local Agency Rev 09/01/2033....       533
  1,000     Pomona, CA,
              5.50%, Public FA Rev Sub-Merged Redev
              02/01/2023......................................     1,033
    320     Sacramento, CA,
              5.00%, North Natomas Comm Fac 09/01/2025........       316
    500     San Diego, CA,
              5.25%, Redev Agency Centre City Sub Pkg
              09/01/2026......................................       506
  1,000     San Francisco, CA,
              3.64%, Bay Area Toll Authority 04/01/2039 K.....     1,000
  1,000     San Manuel, CA,
              4.50%, Entertainment Auth Public Improvement
              12/01/2016 M....................................       983
    800     Val Verde, CA,
              6.00%, USD FA Special Tax Rev Jr Lien
              10/01/2021......................................       821
                                                                --------
                                                                  17,005
                                                                --------
            COLORADO -- 0.9%
  1,000     Woodmen Heights, CO,
              6.75%, Metered Dist #1 Rev 12/01/2020...........     1,006
                                                                --------
            FLORIDA -- 3.3%
    965     Bellalgo, FL,
              5.85%, Education Fac Benefits Dist Capital
              Improvement Rev 05/01/2022......................       980
    485     Colonial Country Club Comm Dev Dist, FL,
              6.40%, Cap Impr Rev 05/01/2033..................       512
  1,250     Florida Dept of Environmental Protection
              Preservation,
              5.375%, MBIA 07/01/2015.........................     1,348

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
MUNICIPAL BONDS -- (CONTINUED)
            FLORIDA -- (CONTINUED)
 $  235     Gateway Services,
              5.50%, Comm Dev Dist of FL Special Assessment
              Sun City Center Fort Meyers Proj 05/01/2010.....  $    236
    750     Hollywood, FL,
              5.125%, Comm Redev Agency 03/01/2014............       749
                                                                --------
                                                                   3,825
                                                                --------
            GEORGIA -- 4.5%
    750     Augusta, GA,
              5.15%, Airport Rev Passenger Fac Charge
              01/01/2035......................................       751
  1,105     Fulton County, GA,
              5.375%, School Dist GO 01/01/2018...............     1,217
     35     Fulton County, GA,
              6.375%, Water & Sewer Rev FGIC 01/01/2014.......        39
  1,765     Fulton County, GA,
              6.375%, Water & Sewer Rev FGIC Part (Prerefunded
              with State and Local Gov't Securities)
              01/01/2014......................................     1,974
     15     Georgia Municipal Electric Auth,
              6.50%, Power Rev (Prerefunded with U.S. Gov't
              Securities) 01/01/2017..........................        17
    945     Georgia Municipal Electric Auth,
              6.50%, Power Rev 01/01/2017.....................     1,100
     40     Georgia Municipal Electric Auth,
              6.50%, Power Rev Ser Y 01/01/2017...............        47
                                                                --------
                                                                   5,145
                                                                --------
            IDAHO -- 0.9%
  1,000     Madison County, ID,
              5.25%, Hospital Revenue 09/01/2030..............     1,006
                                                                --------
            ILLINOIS -- 6.1%
    445     Bolingbrook, IL,
              6.25%, Sales Tax Rev 01/01/2024 Z...............       397
    960     Chicago, IL,
              5.25%, Board of Education GO MBIA 12/01/2019....     1,013
  1,000     Chicago, IL,
              6.75%, Tax Increment Allocation Jr Lien Pilsen
              Redev B 06/01/2022..............................     1,028
    500     Illinois Education FA,
              5.70%, Augustana College Ser A 10/01/2032.......       520
  1,000     Illinois FA,
              5.00%, Illinois Institute of Technology
              04/01/2036......................................     1,003
    500     Plano, IL,
              6.10%, Lakewood Springs Proj Special Services
              Area 03/01/2035.................................       491
    500     Round Lake, IL,
              6.70%, Special Tax Rev 03/01/2033...............       510
  1,000     Wauconda, IL,
              6.625%, Special Service Area #1 Tax Liberty
              Lakes Proj 03/01/2033...........................     1,038

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            ILLINOIS -- (CONTINUED)
 $  975     Yorkville, IL,
              6.875%, United City Special Service Area Tax
              #2003-100 Raintree Village Proj 03/01/2033......  $  1,029
                                                                --------
                                                                   7,029
                                                                --------
            KANSAS -- 2.4%
  1,500     Kansas City, KS,
              5.00%, Wyandotte County University Special
              Obligation Rev 12/01/2020.......................     1,536
    260     La Cygne, KS,
              4.65%, Kansas City Power & Light 09/01/2035.....       254
  1,000     Salina, KS,
              4.625%, Salina Regional Health Hospital Rev
              10/01/2031......................................       949
                                                                --------
                                                                   2,739
                                                                --------
            KENTUCKY -- 1.0%
    150     Boone County, KY,
              4.70%, Pollution Control Dayton Power & Light
              01/01/2028......................................       150
  1,000     Christian County, KY,
              6.00%, Hospital Rev Ref Jennie Stuart Medical
              07/01/2013......................................     1,024
                                                                --------
                                                                   1,174
                                                                --------
            LOUISIANA -- 0.4%
    500     Louisiana Public FA Rev,
              5.50%, Ochsner Clinic Foundation Proj
              05/15/2027 V....................................       509
                                                                --------
            MARYLAND -- 1.0%
  1,000     Maryland Economic Dev Corp,
              6.50%, Student Housing Rev Univ of Maryland
              College Park Proj 06/01/2027....................     1,150
                                                                --------
            MASSACHUSETTS -- 1.8%
  1,000     Massachusetts State Health & Education Fac,
              3.63%, 07/01/2029 K.............................     1,000
    940     Massachusetts,
              5.25%, GO Consolidated Loan 03/01/2021..........     1,004
     60     Massachusetts,
              5.25%, GO Consolidated Loan FSA (Prerefunded
              with U.S. Gov't Securities) 03/01/021...........        64
                                                                --------
                                                                   2,068
                                                                --------
            MICHIGAN -- 4.3%
    500     Detroit, MI,
              5.50%, GO MBIA 04/01/2020.......................       539
  1,750     Detroit, MI,
              6.50%, Water Supply Sys Ref Rev FGIC
              07/01/2015......................................     2,049
  1,000     Macomb County, MI,
              5.75%, Hosp FA Rev Mt Clemens Gen Hospital
              11/15/2025......................................     1,048

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE NATIONAL FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
MUNICIPAL BONDS -- (CONTINUED)
            MICHIGAN -- (CONTINUED)
 $  500     Michigan Hospital FA,
              5.625%, Rev Ref Henry Ford Health Sys
              03/01/2017......................................  $    533
    750     Michigan Strategic Fund Ltd,
              5.50%, Rev Ref Dow Chemical Proj AMT
              12/01/2028......................................       799
                                                                --------
                                                                   4,968
                                                                --------
            MINNESOTA -- 3.9%
    250     Duluth, MN,
              4.20%, Seaway PA IDA Dock & Wharf Rev Ref
              Cargill Inc Proj 05/01/2013.....................       243
    750     Minneapolis, MN,
              6.00%, Health Care System Allina Health
              11/15/2018......................................       821
    830     Minnesota Residential Housing Fin Agency,
              5.00%, 01/01/2020...............................       837
    500     Ramsey County, MN,
              6.50%, Lease Rev Pact Charter School Proj
              12/01/2022......................................       502
    665     St Paul, MN,
              6.00%, Housing & Redev Auth Hospital Rev
              11/15/2025......................................       716
    500     St Paul, MN,
              6.75%, Redev Auth Rev Ref Achieve Language
              Academy 12/01/2022..............................       506
    860     St Paul, MN,
              6.00%, Housing & Redev Auth Lease Rev
              12/01/2018......................................       852
                                                                --------
                                                                   4,477
                                                                --------
            MISSISSIPPI -- 0.3%
    250     Lowndes County, MS,
              6.80%, Solid Waste Disposal & Poll Control Rev
              Ref Weyerhaeuser Co Proj 04/01/2022.............       295
                                                                --------
            MISSOURI -- 0.5%
    500     Branson, MO,
              5.50%, State Dev Fin Board Infrastructure
              12/01/2032......................................       517
                                                                --------
            NEVADA -- 2.3%
  1,000     Clark County, NV,
              6.375%, Impt Dist #142 08/01/2023...............     1,035
  1,115     North Las Vegas, NV,
              5.10%, Local Impt 12/01/2022 Q..................     1,115
    495     North Las Vegas, NV,
              6.40%, Local Special Impt Dist #60 Aliante
              12/01/2022......................................       510
                                                                --------
                                                                   2,660
                                                                --------
            NEW HAMPSHIRE -- 0.7%
    750     New Hampshire Health & Education FA,
              5.60%, Elliot Hospital 10/01/2022...............       787
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            NEW JERSEY -- 3.7%
 $1,250     Middlesex County, NJ,
              5.00%, Improvement Auth Street Student Housing
              Proj 08/15/2018.................................  $  1,281
    750     New Jersey Education FA,
              5.125%, Stevens Institute of Technology
              07/01/2022......................................       767
    275     New Jersey Education FA,
              6.00%, Fairleigh Dickinson University
              07/01/2025......................................       298
    500     New Jersey Education FA,
              6.50%, Georgian Court College 07/01/2033........       551
    500     New Jersey Health Care Fac FA,
              6.50%, Pascack Valley Hospital 07/01/2023.......       519
    800     New Jersey,
              5.625%, Economic DA Rev Cigarette Tax
              06/15/2019......................................       834
                                                                --------
                                                                   4,250
                                                                --------
            NEW MEXICO -- 0.6%
    665     Cabezon, NM,
              5.20%, Public Improvement District 09/01/2015...       661
                                                                --------
            NEW YORK -- 6.4%
    575     Cattaraugus County, NY,
              5.10%, 05/01/2031...............................       575
    250     Dutchess County, NY,
              5.00%, IDA Civic Fac Rev Ref Marist College
              07/01/2022......................................       256
    550     Erie County, NY,
              6.75% IDA Charter School Applied Tech Proj-A
              06/01/2020......................................       540
  1,000     Liberty, NY,
              5.25%, Corp Dev Goldman Sachs Headquarters
              10/01/2035......................................     1,079
    800     New York Dorm Auth,
              5.25%, Methodist Hospital 07/01/2019............       837
    500     New York State Govt Assistance Corp.,
              3.73%, 04/01/2019 K.............................       500
  1,000     New York, NY,
              5.50%, IDA Terminal One Group Assoc Project
              01/01/2024......................................     1,044
    895     New York, NY,
              5.75%, GO (Prerefunded with U.S. Gov't
              Securities) 03/01/2016..........................       974
    105     New York, NY,
              5.75%, GO 03/01/2016............................       116
    300     Saratoga, NY,
              5.00%, IDA Saratoga Hospital Proj 12/01/2013....       308
    620     Utica, NY,
              6.875%, IDA Civic Fac Rev Utica College
              12/01/2014......................................       673

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
MUNICIPAL BONDS -- (CONTINUED)
            NEW YORK -- (CONTINUED)
 $  400     Westchester County, NY,
              6.375%, IDA Continuing Care Retirement
              Mtg-Kendal on Hudson Proj 01/01/2024............  $    422
                                                                --------
                                                                   7,324
                                                                --------
            NORTH CAROLINA -- 0.9%
    500     North Carolina Eastern Municipal Power Agency,
              5.375%, Power Sys Rev Ref 01/01/2017............       523
    500     North Carolina Municipal Power Agency,
              5.50%, Catawba Elec Rev 01/01/2014..............       530
                                                                --------
                                                                   1,053
                                                                --------
            OHIO -- 1.6%
    300     Cuyahoga County, OH,
              5.50%, Rev Ref Class A 01/01/2029...............       311
  1,270     Hamilton, OH,
              6.15%, School Dist Improvement 12/01/2016.......     1,470
                                                                --------
                                                                   1,781
                                                                --------
            OTHER U.S. TERRITORIES -- 1.7%
  1,000     Puerto Rico Commonwealth,
              5.00%, Ref GO 07/01/2030........................     1,037
    110     University Virgin Islands,
              5.00%, 12/01/2021...............................       111
    750     Virgin Islands Public FA,
              6.125%, Revhovenska Refinery 07/01/2022.........       802
                                                                --------
                                                                   1,950
                                                                --------
            PENNSYLVANIA -- 5.3%
    545     Carbon County, PA,
              6.65%, IDA Res Recovery Panther Creek Partners
              Proj AMT 05/01/2010.............................       573
  1,000     Lehigh County, PA,
              5.375%, Saint Lukes Bethlehem Hospital
              08/15/2033......................................     1,027
    800     Montgomery County, PA,
              6.125%, IDA Whitemarsh Continuing Care Proj
              02/01/2028......................................       840
  1,000     Pennsylvania Higher Education FA,
              3.75%, 11/01/2025 K.............................     1,000
  1,100     Pennsylvania Higher Education FA,
              3.75%, 11/01/2029 K.............................     1,100
  1,000     Pennsylvania Higher Education FA,
              5.25%, Widener University 07/15/2024............     1,031
    500     Susquehanna, PA,
              5.375%, Regional Airport Auth Sys Rev
              01/01/2018......................................       508
                                                                --------
                                                                   6,079
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            RHODE ISLAND -- 5.7%
 $1,000     Central Falls, RI,
              6.75%, Detention FA Fac Rev 01/15/2013..........  $  1,033
    250     Rhode Island Health & Education Bldg Corp,
              6.50%, Hospital Fin 08/15/2032..................       286
  5,000     Rhode Island,
              6.00%, Tobacco Settlement Funding Corp
              06/01/2023......................................     5,234
                                                                --------
                                                                   6,553
                                                                --------
            SOUTH CAROLINA -- 1.6%
  1,000     Dorchester County, SC,
              5.25%, School Dist #2 Installment Pur Rev Growth
              Remedy Oppty Hike 12/01/2024....................     1,041
    750     Lancaster County, SC,
              5.45%, Sun City Carolina Lakes Improvement
              12/01/2037......................................       758
                                                                --------
                                                                   1,799
                                                                --------
            TENNESSEE -- 2.2%
  2,000     Johnson City, TN, 5.50% Health & Educational Facs
              Board Hospital Rev 07/01/2036...................     2,072
    500     McMinn County, TN,
              7.625%, IDA PCR Calhoun Newsprint Co Proj
              03/01/2016......................................       503
                                                                --------
                                                                   2,575
                                                                --------
            TEXAS -- 2.2%
  1,000     Brazos River Authority,
              5.00%, Pollution Control Rev 03/01/2041.........       995
  1,000     Matagorda County, TX,
              5.60%, Navigation Dist #1 Rev Ref Centerpoint
              Energy Proj 03/01/2027..........................     1,030
    500     Sam Rayburn Municipal Power Agency,
              5.50%, Rev Ref 10/01/2010.......................       524
                                                                --------
                                                                   2,549
                                                                --------
            UTAH -- 0.5%
    500     Utah GO,
              5.375%, 07/01/2011..............................       538
                                                                --------
            VIRGINIA -- 2.7%
    500     Norfolk, VA,
              6.00%, Redev & Housing Auth First Mort
              Retirement Comm 01/01/2025......................       507
  1,000     Peninsula, VA,
              6.00%, Port Auth Fac CSX Transport Proj Rev Ref
              12/15/2012......................................     1,078
  1,455     Virginia Tobacco Settlement Funding Corp,
              5.50%, 06/01/2026...............................     1,489
                                                                --------
                                                                   3,074
                                                                --------
            WASHINGTON -- 0.6%
    670     King County, WA,
              5.00%, ISD #210 GO 06/01/2019...................       694
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE NATIONAL FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
MUNICIPAL BONDS -- (CONTINUED)
            WISCONSIN -- 1.7%
 $1,305     Sparta, WI,
              5.90%, School Dist Ref GO FGIC 03/01/2016.......  $  1,407
    500     Wisconsin Housing & Economic Dev Auth,
              4.85%, GO Home Ownership Rev 09/01/2017.........       510
                                                                --------
                                                                   1,917
                                                                --------
            Total municipal bonds
              (cost $104,134).................................  $107,616
                                                                --------
SHORT-TERM INVESTMENTS -- 4.7%
            FINANCE -- 4.7%
  5,449     State Street Bank Tax Free Money Market, current
              rate -- 3.07% K.................................  $  5,449
                                                                --------
            Total short-term investments
              (cost $5,449)...................................  $  5,449
                                                                --------
            Total investments in securities
              (cost $109,583) O...............................  $113,065
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $109,583 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $3,710
      Unrealized depreciation..........................    (228)
                                                         ------
      Net unrealized appreciation......................  $3,482
                                                         ======

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                 COST
      ACQUIRED       SHARES/PAR           SECURITY           BASIS
      --------       ----------           --------           -----
      August,          500        Louisiana Public FA Rev,   $484
        2002......                Foundation Proj.

     The aggregate value of these securities at April 30, 2006 was $509, which represents 0.44% of total net assets.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $1,463, which represents 1.27% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  Q The cost of securities purchased on a when-issued basis at April 30, 2006 was $1,115.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      AMT   -- Alternative Minimum Tax
      DA    -- Development Authority
      FA    -- Finance Authority
      FGIC  -- Financial Guaranty Insurance Company
      FSA   -- Financial Security Assurance
      GO    -- General Obligations
      IDA   -- Industrial Development Authority Bond
      IDR   -- Industrial Development Revenue Bond
      ISD   -- Independent School District
      MBIA  -- Municipal Bond Insurance Association
      PA    -- Port Authority
      PCR   -- Pollution Control Revenue Bond
      USD   -- United School District

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE NEW YORK FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
 MUNICIPAL BONDS -- 95.7%
            AIRPORT REVENUES -- 2.4%
 $  200     Monroe County, NY,
              5.25%, Airport Auth Rev Ref Greater Rochester
              International 01/01/2014........................  $   209
    150     New York, NY,
              5.50%, IDA Terminal One Group Assoc Project
              01/01/2024......................................      157
                                                                -------
                                                                    366
                                                                -------
            GENERAL OBLIGATIONS -- 18.7%
  1,000     Nassau County, NY,
              5.00%, Tobacco Settlement Corp
              06/01/2035......................................      969
    250     New York, NY,
              3.71%, GO 08/01/2009 K..........................      250
    450     New York, NY,
              5.00%, GO 03/01/2030............................      460
    380     New York, NY,
              5.75%, GO 03/01/2016............................      413
     45     New York, NY,
              5.75%, GO (Prerefunded with U.S. Gov't
              Securities) 03/01/2016..........................       50
    250     Puerto Rico Commonwealth,
              5.00%, Ref GO 07/01/2030........................      259
    500     TSACS Inc,
              5.125%, GO 06/01/2042...........................      486
                                                                -------
                                                                  2,887
                                                                -------
            HEALTH CARE/SERVICES -- 9.9%
    125     Chemung County, NY,
              5.00%, IDA Civic Fac Rev Arnot Ogden Medical Ctr
              Constr 11/01/2034...............................      125
    445     New York Dorm Auth,
              5.00%, Mental Health Services Fac (Prerefunded
              with U.S. Gov't Securities) 02/15/2018..........      464
      5     New York Dorm Auth,
              5.00%, Mental Health Services Fac 02/15/2018....        5
    400     New York Dorm Auth,
              5.00%, Rochester General Hospital 12/01/2025....      414
    200     New York Dorm Auth,
              5.25%, Methodist Hospital 07/01/2019............      209
    200     Saratoga, NY,
              5.00%, IDA Saratoga Hospital Proj 12/01/2014....      205
    100     Westchester County, NY,
              6.375%, IDA Continuing Care Retirement
              Mtg-Kendal on Hudson Proj 01/01/2024............      106
                                                                -------
                                                                  1,528
                                                                -------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) -- 27.9%
 $  250     Dutchess County, NY,
              5.00%, IDA Civic Fac Rev Ref Marist College
              07/01/2022......................................  $   256
    250     Erie County, NY,
              6.75% IDA Charter School Applied Tech Proj-A
              06/01/2020......................................      245
    110     New York Dorm Auth,
              5.00%, Fordham Univ FGIC (Prerefunded with U.S.
              Gov't Securities) 07/01/2020....................      117
     80     New York Dorm Auth,
              5.00%, Fordham University FGIC
              07/01/2020......................................       83
    400     New York Dorm Auth,
              5.00%, Mount St Mary College 07/1/2027..........      411
    450     New York Dorm Auth,
              5.00%, State University Dorm Fac
              07/01/2032......................................      480
    450     New York Dorm Auth,
              5.125%, St Barnabas FHA AMBAC
              02/01/2022......................................      470
    135     New York Dorm Auth,
              5.25%, Rochester University 07/01/2022..........      143
    250     New York Dorm Auth,
              5.25%, Upstate Comm College 07/01/2021..........      265
    250     New York Dorm Auth,
              5.50%, Brooklyn Law School 07/01/2019...........      267
    425     New York Dorm Auth,
              5.50%, Court Fac 05/15/2020.....................      465
    200     New York Dorm Auth,
              5.50%, Winthrop South Nassau University
              07/01/2023......................................      206
    200     Otsego County, NY,
              6.00%, IDA Civic Fac Rev Hartwick College Proj
              07/01/2011......................................      210
    450     St. Lawrence, NY,
              5.00%, IDA Civic Fac Rev Clarkson University
              Proj 07/01/2023.................................      458
    110     University Virgin Islands,
              5.00%, 12/01/2021...............................      111
    100     Utica, NY,
              6.875%, IDA Civic Fac Rev Utica College
              12/01/2014......................................      109
                                                                -------
                                                                  4,296
                                                                -------
            HOUSING (HFA'S, ETC.) -- 5.5%
    175     Cattaraugus County, NY,
              5.10%, 05/01/2031...............................      175
    200     Grand Central, NY,
              5.00%, Dist Management Association, Inc. Ref
              Capital Business Improvement 01/01/2022.........      206
    425     New York Urban Dev Corp Rev,
              5.50%, Personal Income Tax FGIC 03/15/2017......      466
                                                                -------
                                                                    847
                                                                -------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE NEW YORK FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
MUNICIPAL BONDS -- (CONTINUED)
            INDUSTRIAL -- 5.3%
 $  100     Albany, NY,
              5.00%, IDA New Covenant Charter School
              05/01/2007......................................  $   100
    200     Liberty, NY,
              5.25%, Corp Dev Goldman Sachs Headquarters
              10/01/2035......................................      216
    250     New York, NY,
              3.85%, Transitional FA NYC Recovery
              11/01/2022 K....................................      250
    250     New York, NY,
              5.25%, IDA Civic Fac Rev YMCA of Greater NY Proj
              08/01/2021......................................      257
                                                                -------
                                                                    823
                                                                -------
            LAND DEVELOPMENT -- 4.5%
    700     Triborough Bridges and Tunnel Auth,
              3.79%, 11/01/2032 K.............................      700
                                                                -------
            MISCELLANEOUS -- 7.5%
    450     New York, NY,
              5.00%, Transitional FA Future Tax Secured
              08/01/2023......................................      467
    400     Tobacco Settlement FA of NY,
              5.50%, 06/01/2022...............................      428
    250     Virgin Islands Public FA,
              6.125%, Revhovenska Refinery 07/01/2022.........      267
                                                                -------
                                                                  1,162
                                                                -------
            POLLUTION CONTROL -- 3.0%
    450     New York Environmental Fac Corp,
              5.00%, 07/15/2026...............................      466
                                                                -------
            PUBLIC FACILITIES -- 3.4%
    500     Niagara Falls, NY,
              5.00%, ISD Certificate Participation
              06/15/2028......................................      516
                                                                -------
            TRANSPORTATION -- 3.0%
    450     New York Metropolitan Transportation Auth,
              5.125%, 11/15/2031..............................      466
                                                                -------
            UTILITIES - ELECTRIC -- 1.7%
    250     New York Energy Research & DA,
              5.30%, Elec Fac Rev Adj Long Island Lighting Co
              Proj 08/01/2025.................................      256
                                                                -------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
            UTILITIES - WATER AND SEWER -- 2.9%
 $  450     Jefferson County, NY,
              5.20%, IDA Waste Disposal 12/01/2020............  $   446
                                                                -------
            Total municipal bonds
              (cost $14,505)..................................  $14,759
                                                                -------
SHORT-TERM INVESTMENTS -- 4.0%
            FINANCE -- 4.0%
    617     Dreyfus Basic New York Municipal Money Market
              Fund, current rate -- K 3.17%...................  $   617
                                                                -------
            Total short-term investments
              (cost $617).....................................  $   617
                                                                -------
            Total investments in securities
              (cost $15,122) O................................  $15,376
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $15,122 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation............................  $293
      Unrealized depreciation............................   (39)
                                                           ----
      Net unrealized appreciation........................  $254
                                                           ====

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

      AMT   -- Alternative Minimum Tax
      DA    -- Development Authority
      FA    -- Finance Authority
      FGIC  -- Financial Guaranty Insurance Company
      FSA   -- Financial Security Assurance
      GO    -- General Obligations
      IDA   -- Industrial Development Authority Bond
      IDR   -- Industrial Development Revenue Bond
      ISD   -- Independent School District
      MBIA  -- Municipal Bond Insurance Association
      PA    -- Port Authority
      PCR   -- Pollution Control Revenue Bond
      USD   -- United School District

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TOTAL RETURN BOND FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE U
-----------                                                       ----------
MUNICIPAL BONDS -- 0.1%
              GENERAL OBLIGATIONS -- 0.1%
$     1,250   Oregon School Boards Association,
                4.76%, Taxable Pension 06/30/2028...............  $    1,090
                                                                  ----------
              Total municipal bonds
                (cost $1,250)...................................  $    1,090
                                                                  ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 13.4%
              FINANCE -- 12.4%
      1,900   ACT Depositor Corp.,
                5.49%, 09/22/2041 MK............................  $    1,826
        730   Americredit Automobile Receivables Trust,
                4.48%, 11/06/2009...............................         720
      1,672   Americredit Automobile Receivables Trust,
                5.20%, 03/06/2011...............................       1,661
     48,262   Banc of America Commercial Mortgage, Inc.,
                4.08%, 12/10/2042 W.............................       1,029
     20,280   Banc of America Commercial Mortgage, Inc.,
                4.52%, 09/11/2036 MW............................         859
        800   Bank One Issuance Trust,
                4.77%, 02/16/2016...............................         751
     13,842   Bear Stearns Commercial Mortgage Securities, Inc.,
                4.07%, 07/11/2042 W.............................         493
     11,016   Bear Stearns Commercial Mortgage Securities, Inc.,
                4.12%, 11/11/2041 W.............................         330
     25,865   Bear Stearns Commercial Mortgage Securities, Inc.,
                5.50%, 02/11/2041 MW............................         583
        250   California Infrastructure & Economic Development,
                6.38%, 09/25/2008...............................         251
      1,150   Capital One Auto Finance Trust,
                4.32%, 05/15/2010...............................       1,124
      3,200   Capital One Multi-Asset Execution Trust,
                4.40%, 08/15/2011...............................       3,142
     14,804   CBA Commercial Small Balance Commercial Mortgage,
                7.00%, 07/25/2035 MW............................         726
     10,650   CBA Commercial Small Balance Commercial Mortgage,
                7.00%, 06/01/2036 MW............................         700
      1,430   Chase Credit Card Master Trust,
                5.50%, 11/17/2008...............................       1,432
      2,290   Citibank Credit Card Issuance Trust,
                5.00%, 06/10/2015...............................       2,176
      3,130   Citigroup Commercial Mortgage Trust,
                5.25%, 04/15/2040...............................       3,091
      1,300   CNH Equipment Trust,
                4.02%, 04/15/2009...............................       1,283

 PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE U
-----------                                                       ----------
              FINANCE -- (CONTINUED)
$       570   Connecticut RRB Special Purpose Trust CL&P,
                6.21%, 12/30/2011...............................  $      586
        396   Conseco Finance Securitizations Corp.,
                5.79%, 05/01/2033...............................         396
        299   Countrywide Asset-Backed Certificates,
                5.46%, 05/25/2035...............................         291
        418   CS First Boston Mortgage Securities Corp.,
                2.08%, 05/15/2038...............................         403
     42,850   CS First Boston Mortgage Securities Corp.,
                4.39%, 07/01/2037 MW............................       1,237
        418   CS First Boston Mortgage Securities Corp.,
                4.51%, 07/15/2037...............................         404
      2,700   CS First Boston Mortgage Securities Corp.,
                4.69%, 04/15/2037...............................       2,586
        416   CS First Boston Mortgage Securities Corp.,
                4.69%, 07/15/2037...............................         386
      2,500   GE Capital Commercial Mortgage Corp.,
                4.12%, 03/10/2040...............................       2,393
      2,700   GE Capital Commercial Mortgage Corp.,
                4.71%, 05/10/2043...............................       2,633
     12,619   GMAC Commercial Mortgage Securities, Inc.,
                4.10%, 12/10/2041 W.............................         315
     30,232   Goldman Sachs Mortgage Securities Corp. II,
                4.38%, 08/10/2038 MW............................         369
      1,650   Goldman Sachs Mortgage Securities Corp. II,
                4.60%, 08/10/2038...............................       1,612
        121   Green Tree Financial Corp.,
                6.27%, 06/01/2030...............................         121
        344   Green Tree Financial Corp.,
                7.24%, 06/15/2028...............................         354
      3,250   Greenwich Capital Commercial Mortgage Trust,
                5.12%, 04/10/2037 K.............................       3,207
      1,179   Home Equity Asset Trust,
                4.75%, 06/27/2035 M.............................       1,162
        620   Hyundai Auto Receivables Trust,
                5.29%, 06/25/2014...............................         619
     23,211   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                3.68%, 01/15/2038 MW............................         822
     56,651   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                4.07%, 01/15/2042 W.............................         959
    103,214   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                4.82%, 08/12/2037 W.............................         485

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TOTAL RETURN BOND FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE U
-----------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
              FINANCE -- (CONTINUED)
$     1,900   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                4.87%, 03/15/2046...............................  $    1,832
      1,285   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                5.00%, 08/15/2042...............................       1,215
        800   JP Morgan Chase Commercial Mortgage Securities
                Corp.,
                5.437%, 12/12/2044..............................         799
      1,240   LB-UBS Commercial Mortgage Trust,
                2.72%, 03/15/2007...............................       1,200
      1,631   LB-UBS Commercial Mortgage Trust,
                3.34%, 09/15/2027...............................       1,577
      1,967   LB-UBS Commercial Mortgage Trust,
                4.74%, 02/15/2041...............................       1,841
      3,000   LB-UBS Commercial Mortgage Trust,
                4.80%, 12/15/2029...............................       2,826
      1,264   Lehman Brothers Small Balance Commercial,
                5.52%, 09/25/2030...............................       1,244
        165   Long Beach Asset Holdings Corp.,
                4.12%, 02/25/2035 M.............................         164
      1,460   MBNA Credit Card Master Note Trust,
                4.10%, 10/15/2012...............................       1,399
      1,025   MBNA Credit Card Master Note Trust,
                4.30%, 02/15/2011...............................       1,005
      2,400   MBNA Credit Card Master Note Trust,
                4.50%, 01/15/2013...............................       2,329
        417   Merrill Lynch Mortgage Trust,
                4.56%, 05/01/2043...............................         403
     44,028   Merrill Lynch Mortgage Trust,
                4.57%, 05/01/2043 W.............................       1,259
        417   Merrill Lynch Mortgage Trust,
                4.75%, 05/01/2043...............................         388
        681   Morgan Stanley Auto Loan Trust,
                5.00%, 03/15/2012 M.............................         674
     12,535   Morgan Stanley Dean Witter Capital I,
                0.00%, 08/25/2032 VW............................          --
      2,795   Morgan Stanley Dean Witter Capital I,
                5.23%, 09/15/2042...............................       2,695
        395   Morgan Stanley Dean Witter Capital I,
                5.61%, 03/12/2016 K.............................         391
      1,175   Morgan Stanley Dean Witter Capital I,
                7.65%, 04/30/2039 MK............................       1,186
      8,900   Morgan Stanley Dean Witter Capital I,
                8.05%, 08/25/2032 VW............................         161
      1,225   Navistar Financial Corp. Owner Trust,
                3.53%, 10/15/2012...............................       1,176
        356   Park Place Securities, Inc.,
                5.34%, 09/25/2034 K.............................         357
      1,400   Peco Energy Transition Trust,
                6.13%, 03/01/2009...............................       1,419

 PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE U
-----------                                                       ----------
              FINANCE -- (CONTINUED)
$       650   Popular ABS Mortgage Pass-Through Trust,
                4.75%, 12/25/2034...............................  $      613
        540   Popular ABS Mortgage Pass-Through Trust,
                5.42%, 04/25/2035...............................         523
      1,125   Providian Gateway Master Trust,
                3.35%, 09/15/2011 M.............................       1,094
      1,450   Providian Gateway Master Trust,
                3.80%, 11/15/2011 M.............................       1,416
      1,430   Providian Master Note Trust,
                5.45%, 03/16/2015 K.............................       1,430
      1,750   PSE&G Transition Funding LLC,
                6.45%, 03/15/2013...............................       1,821
        800   Renaissance Home Equity Loan Trust,
                5.36%, 05/25/2035...............................         773
      1,260   Renaissance Home Equity Loan Trust,
                5.707%, 05/25/2036..............................       1,248
        550   Residential Asset Mortgage Products, Inc.,
                4.98% , 08/25/2034..............................         532
      1,930   Small Business Administration Participation
                Certificates,
                5.57%, 03/01/2026...............................       1,914
      1,930   Small Business Administration Participation
                Certificates,
                5.64%, 04/01/2026...............................       1,933
        144   Soundview Home Equity Loan Trust, Inc.,
                8.64%, 05/25/2030...............................         145
      1,450   USAA Auto Owner Trust,
                5.04%, 12/15/2011...............................       1,441
     10,001   Wachovia Bank Commercial Mortgage Trust,
                3.65%, 02/15/2041 MW............................         327
     43,791   Wachovia Bank Commercial Mortgage Trust,
                4.48%, 05/15/2044 MW............................       1,240
        417   Wachovia Bank Commercial Mortgage Trust,
                4.515%, 05/15/2044..............................         402
      1,375   Wachovia Bank Commercial Mortgage Trust,
                4.72%, 01/15/2041...............................       1,331
      2,650   Wachovia Bank Commercial Mortgage Trust,
                5.42%, 01/15/2045...............................       2,639
      3,660   Wachovia Bank Commercial Mortgage Trust,
                5.52%, 01/15/2045...............................       3,579
                                                                  ----------
                                                                      95,458
                                                                  ----------
              TRANSPORTATION -- 0.1%
        851   Continental Airlines, Inc.,
                8.05%, 05/01/2022...............................         900
                                                                  ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
 AMOUNT D                                                          VALUE U
-----------                                                       ----------
              UTILITIES -- 0.9%
$       805   Pacific Gas & Electric Energy Recovery Funding
                LLC,
                3.87%, 06/25/2011...............................  $      787
      3,230   Pacific Gas & Electric Energy Recovery Funding
                LLC,
                5.03%, 03/25/2014...............................       3,192
      3,050   Oncor Electric Delivery Transition Bond Co.,
                4.03%, 02/15/2012...............................       2,964
                                                                  ----------
                                                                       6,943
                                                                  ----------
              Total asset & commercial mortgage backed
                securities
                (cost $105,853).................................  $  103,301
                                                                  ----------
CORPORATE BONDS: INVESTMENT GRADE -- 26.6%
              BASIC MATERIALS -- 1.3%
      2,420   Falconbridge Ltd.,
                7.25%, 07/15/2012...............................  $    2,560
        491   Fortune Brands, Inc.,
                5.125%, 01/15/2011..............................         479
      1,800   ICI Wilmington, Inc.,
                4.375%, 12/01/2008..............................       1,733
      1,144   Lubrizol Corp.,
                5.50%, 10/01/2014...............................       1,096
      1,550   Teck Cominco Ltd.,
                5.375%, 10/01/2015 H............................       1,476
      1,295   Vale Overseas Ltd.,
                8.25%, 01/17/2034...............................       1,437
      1,000   Westvaco Corp.,
                7.95%, 02/15/2031 H.............................       1,077
                                                                  ----------
                                                                       9,858
                                                                  ----------
              CONSUMER CYCLICAL -- 1.6%
      1,070   D.R. Horton, Inc.,
                6.00%, 04/15/2011...............................       1,065
      3,878   DaimlerChrysler NA Holdings Corp.,
                5.875%, 03/15/2011..............................       3,861
        710   Foster's Finance Corp.,
                4.875%, 10/01/2014 M............................         648
      1,875   Home Depot, Inc.,
                5.40%, 03/01/2016...............................       1,826
      1,825   J.C. Penney Co., Inc.,
                7.95%, 04/01/2017 H.............................       2,049
      1,335   Masco Corp.,
                5.88%, 07/15/2012...............................       1,333
JPY 263,000   Tesco plc,
                0.70%, 09/20/2006...............................       2,314
                                                                  ----------
                                                                      13,096
                                                                  ----------
              CONSUMER STAPLES -- 0.4%
      2,237   Diageo Finance B.V.,
                5.50%, 04/01/2013...............................       2,201
        550   Weyerhaeuser Co.,
                8.50%, 01/15/2025...............................         616
                                                                  ----------
                                                                       2,817
                                                                  ----------

 PRINCIPAL                                                          MARKET
 AMOUNT D                                                          VALUE U
-----------                                                       ----------
              ENERGY -- 2.1%
$       400   Consumers Energy Co.,
                5.15%, 02/15/2017...............................  $      368
      1,095   Consumers Energy Co.,
                5.375%, 04/15/2013..............................       1,055
      1,215   Enterprise Products Operating L.P.,
                4.625%, 10/15/2009..............................       1,174
      1,700   Gazprom International S.A.,
                7.20%, 02/01/2020 M.............................       1,774
        985   Panhandle Eastern Pipeline,
                2.75%, 03/15/2007...............................         962
        990   Pemex Project Funding Master Trust,
                5.75%, 12/15/2015 M.............................         939
        540   Ras Laffan Liquefied Natural Gas Co., Ltd.,
                3.44%, 09/15/2009 M.............................         521
      2,875   Ras Laffan Liquefied Natural Gas Co., Ltd.,
                5.30%, 09/30/2020 M.............................       2,707
  EUR 1,420   Repsol International Finance,
                4.625%, 10/08/2014..............................       1,787
      1,130   Schlumberger Ltd.,
                2.125%, 06/01/2023..............................       1,999
        710   Sempra Energy,
                6.00%, 02/01/2013 H.............................         711
        770   Valero Energy Corp.,
                7.50%, 04/15/2032...............................         863
        380   Valero Energy Corp.,
                8.75%, 06/15/2030...............................         466
        685   XTO Energy, Inc.,
                5.00%, 01/31/2015...............................         640
                                                                  ----------
                                                                      15,966
                                                                  ----------
              FINANCE -- 8.3%
      1,385   Aegon N.V.,
                5.75%, 12/15/2020...............................       1,340
      1,400   AES El Salvador,
                6.75%, 02/01/2016 M.............................       1,340
      3,110   Amvescap plc,
                4.50%, 12/15/2009...............................       2,990
        915   Army Hawaii Family Housing,
                5.52%, 06/15/2050 M.............................         847
      1,600   AvalonBay Communities, Inc.,
                8.25%, 07/15/2008...............................       1,690
      1,735   BAE Systems Holdings, Inc.,
                5.20%, 08/15/2015 M.............................       1,617
        950   Banco Nacional De Mtn Be,
                3.875%, 01/21/2009 M............................         900
        731   Bear Stearns & Co., Inc.,
                5.30%, 10/30/2015...............................         698
         80   Capital One Bank Corp.,
                4.88%, 05/15/2008...............................          79
      1,375   CIT Group, Inc.,
                4.00%, 05/08/2008 H.............................       1,339
        985   CIT Group, Inc.,
                4.125%, 11/03/2009 H............................         941

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TOTAL RETURN BOND FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
 AMOUNT D                                                          VALUE U
-----------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              FINANCE -- (CONTINUED)
$     1,490   Credit Suisse First Boston USA, Inc.,
                6.50%, 01/15/2012...............................  $    1,549
      1,355   ERAC USA Finance Co.,
                5.60%, 05/01/2015 M.............................       1,298
      1,740   ERP Operating L.P.,
                6.58%, 04/13/2015...............................       1,802
JPY 628,000   General Electric Capital Corp.,
                1.40%, 11/02/2006...............................       5,549
 MXP 16,310   General Electric Capital Corp.,
                9.50%, 08/04/2010...............................       1,498
        750   Humana, Inc.,
                7.25%, 08/01/2006...............................         752
JPY 807,000   Inter-American Development Bank,
                1.90%, 07/08/2009...............................       7,274
      1,685   Lehman Brothers Holdings, Inc.,
                5.50%, 04/04/2016...............................       1,628
      2,100   Manufacturers & Traders Trust Co.,
                4.92%, 06/20/2006 K.............................       2,100
      1,830   Marsh & McLennan Cos., Inc.,
                5.75%, 09/15/2015...............................       1,753
      1,345   Merrill Lynch & Co.,
                4.125%, 09/10/2009 H............................       1,295
        220   Metlife, Inc.,
                5.38%, 12/15/2012...............................         216
      1,490   Mizuho Financial Group, Inc.,
                5.79%, 04/15/2014 M.............................       1,473
      1,885   Morgan Stanley Dean Witter, Inc.,
                4.75%, 04/01/2014...............................       1,743
      2,032   MUFG Capital Finance I Ltd.,
                6.346%, 07/25/2049..............................       1,991
         75   National Rural Utilities,
                5.75%, 08/28/2009...............................          76
        725   PNC Funding Corp.,
                7.50%, 11/01/2009...............................         772
      1,813   Residential Capital Corp.,
                6.00%, 02/22/2011...............................       1,776
      2,270   Residential Capital Corp.,
                6.375%, 06/30/2010..............................       2,260
      3,570   Residential Capital Corp.,
                6.875%, 06/30/2015..............................       3,619
        620   Resona Bank Ltd.,
                5.85%, 12/31/2049 M.............................         592
        200   Simon Property Group, Inc.,
                6.35%, 08/28/2012...............................         206
      1,820   Simon Property Group, Inc.,
                7.875%, 03/15/2016 M............................       2,025
        250   Southern Investments UK plc,
                6.80%, 12/01/2006...............................         252
      1,500   St. Paul Travelers Cos., Inc.,
                8.125%, 04/15/2010..............................       1,624
      1,308   Textron Financial Corp.,
                5.875%, 06/01/2007..............................       1,316
        496   Travelers Property Casualty Corp.,
                5.00%, 03/15/2013...............................         474

 PRINCIPAL                                                          MARKET
 AMOUNT D                                                          VALUE U
-----------                                                       ----------
              FINANCE -- (CONTINUED)
$     1,370   TuranAlem Finance B.V.,
                8.00%, 03/24/2014...............................  $    1,360
      1,005   UnitedHealth Group, Inc.,
                4.125%, 08/15/2009 H............................         965
      1,000   WellPoint, Inc.,
                6.80%, 08/01/2012...............................       1,056
        668   Woori Bank,
                6.12%, 05/03/2016 MZ............................         667
                                                                  ----------
                                                                      64,742
                                                                  ----------
              FOREIGN GOVERNMENTS -- 5.2%
  EUR 4,930   Bundesobligation,
                4.50%, 08/18/2006...............................       6,249
        640   El Salvador (Republic of),
                8.25%, 04/10/2032 MH............................         688
      1,670   Fondo LatinoAmericano De Reservas,
                3.00%, 08/01/2006 M.............................       1,661
 GBP 14,638   UK Treasury,
                4.75%, 09/07/2015...............................      26,907
      3,800   United Mexican States,
                5.625%, 01/15/2017..............................       3,637
        555   United Mexican States,
                5.875%, 01/15/2014..............................         549
        850   United Mexican States,
                8.125%, 12/30/2019..............................         982
                                                                  ----------
                                                                      40,673
                                                                  ----------
              HEALTH CARE -- 0.6%
      2,439   Allergan, Inc.,
                5.75%, 04/01/2016 M.............................       2,406
      1,880   Cardinal Health, Inc.,
                5.85%, 12/15/2017...............................       1,826
        422   Manor Care, Inc.,
                6.25%, 05/01/2013...............................         417
                                                                  ----------
                                                                       4,649
                                                                  ----------
              SERVICES -- 2.2%
      1,370   American Greetings Corp.,
                6.10%, 08/01/2028...............................       1,385
      3,875   Cox Communications, Inc.,
                5.50%, 10/01/2015...............................       3,626
        400   Cox Communications, Inc.,
                7.125%, 10/01/2012..............................         420
        435   Electronic Data Systems,
                3.875%, 07/15/2023..............................         452
        775   FedEx Corp.,
                3.50%, 04/01/2009...............................         736
      1,170   Marriott International, Inc.,
                5.81%, 11/10/2015 M.............................       1,136
        813   Mashantucket Western Pequot Revenue Bond,
                5.91%, 09/01/2021 M.............................         764
      2,669   News America Holdings, Inc.,
                7.70%, 10/30/2025 H.............................       2,859
      2,405   News America, Inc.,
                6.40%, 12/15/2035 M.............................       2,273

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE U
-----------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              SERVICES -- (CONTINUED)
$     1,060   Time Warner Cos., Inc.,
                6.625%, 05/15/2029..............................  $    1,027
      1,164   Viacom, Inc.,
                5.75%, 04/30/2011 M.............................       1,156
        581   Viacom, Inc.,
                6.875%, 04/30/2036 M............................         573
        665   Viacom, Inc.,
                7.88%, 07/30/2030...............................         717
                                                                  ----------
                                                                      17,124
                                                                  ----------
              TECHNOLOGY -- 2.5%
      2,050   AT&T, Inc.,
                6.15%, 09/15/2034 H.............................       1,931
      1,352   AT&T, Inc.,
                9.75%, 11/15/2031...............................       1,602
        685   Bellsouth Capital Funding,
                7.88%, 02/15/2030...............................         774
        215   British Sky Broadcasting Group plc,
                8.20%, 07/15/2009...............................         231
      2,850   Cingular Wireless Services, Inc.,
                8.75%, 03/01/2031...............................       3,582
      1,241   Cisco Systems, Inc.,
                5.50%, 02/22/2016...............................       1,210
      3,300   Nextel Communications,
                5.95%, 03/15/2014...............................       3,245
        805   Raytheon Co.,
                4.50%, 11/15/2007...............................         794
      1,055   Raytheon Co.,
                6.55%, 03/15/2010 H.............................       1,087
        655   Raytheon Co.,
                8.30%, 03/01/2010...............................         714
        685   TCI Communications, Inc.,
                8.75%, 08/01/2015...............................         795
      2,075   Tele-Communications, Inc.,
                7.875%, 08/01/2013..............................       2,271
        685   Thomas & Betts Corp.,
                7.25%, 06/01/2013...............................         718
                                                                  ----------
                                                                      18,954
                                                                  ----------
              TRANSPORTATION -- 0.4%
        728   American Airlines, Inc.,
                6.98%, 04/01/2011...............................         746
      1,075   Continental Airlines, Inc.,
                6.70%, 06/15/2021...............................       1,064
        250   CSX Corp,
                6.75%, 03/15/2011...............................         261
        745   Royal Caribbean Cruises Ltd.,
                7.50%, 10/15/2027...............................         761
                                                                  ----------
                                                                       2,832
                                                                  ----------
              UTILITIES -- 2.0%
        500   Buckeye Partners L.P.,
                5.30%, 10/15/2014...............................         475
      1,314   Carolina Power & Light,
                5.25%, 12/15/2015...............................       1,252

 PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE U
-----------                                                       ----------
              UTILITIES -- (CONTINUED)
$       250   Centerior Energy Corp.,
                7.13%, 07/01/2007...............................  $      255
      1,050   Centerpoint Energy Resources Corp.,
                7.875%, 04/01/2013..............................       1,159
      1,625   CenterPoint Energy, Inc.,
                6.85%, 06/01/2015...............................       1,686
      1,550   Commonwealth Edison,
                5.90%, 03/15/2036...............................       1,440
        565   Detroit Edison Co.,
                6.125%, 10/01/2010..............................         576
      1,501   Dominion Resources, Inc.,
                5.26%, 09/28/2007 K.............................       1,502
      1,395   Duke Energy Corp.,
                3.75%, 03/05/2008...............................       1,356
      3,040   Kinder Morgan Energy Partners L.P.,
                5.80%, 03/15/2035...............................       2,689
        850   NorthWestern Corp.,
                7.30%, 12/01/2006 M.............................         857
        630   Puget Sound Energy, Inc.,
                7.96%, 02/22/2010...............................         679
        850   Texas-New Mexico Power Co.,
                6.125%, 06/01/2008..............................         856
        250   Westar Energy, Inc.,
                5.15%, 01/01/2017...............................         231
         75   Westar Energy, Inc.,
                6.00%, 07/01/2014...............................          75
                                                                  ----------
                                                                      15,088
                                                                  ----------
              Total corporate bonds: investment grade
                (cost $209,344).................................  $  205,799
                                                                  ----------
CORPORATE BONDS: NON-INVESTMENT -- 6.0%
              BASIC MATERIALS -- 0.7%
      1,360   Goodyear Tire & Rubber Co.,
                11.25%, 03/01/2011..............................  $    1,523
      1,900   Potlatch Corp.,
                12.50%, 12/01/2009..............................       2,207
      1,675   Vedanta Resources plc,
                6.625%, 02/22/2010 M............................       1,643
                                                                  ----------
                                                                       5,373
                                                                  ----------
              CAPITAL GOODS -- 0.5%
      2,085   Bombardier, Inc.,
                6.30%, 05/01/2014 M.............................       1,923
      1,975   Level 3 Communications Corp.,
                3.00%, 08/01/2035 H.............................       1,965
                                                                  ----------
                                                                       3,888
                                                                  ----------
              CONSUMER CYCLICAL -- 1.6%
      1,975   Arvinmeritor, Inc.,
                8.75%, 03/01/2012 H.............................       2,027
      1,650   Delhaize America, Inc.,
                9.00%, 04/15/2031...............................       1,883
      2,020   General Motors Corp.,
                6.375%, 05/01/2008 H............................       1,722
      1,575   K. Hovnanian Enterprises, Inc.,
                6.375%, 12/15/2014 H............................       1,466

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TOTAL RETURN BOND FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE U
-----------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT -- (CONTINUED)
              CONSUMER CYCLICAL -- (CONTINUED)
$     1,520   Technical Olympic USA, Inc.,
                8.25%, 04/01/2011 M.............................  $    1,514
      1,400   Tenneco Automotive, Inc.,
                8.625%, 11/15/2014 H............................       1,418
      1,625   TRW Automotive, Inc.,
                9.375%, 02/15/2013..............................       1,747
                                                                  ----------
                                                                      11,777
                                                                  ----------
              CONSUMER STAPLES -- 0.1%
        800   Dole Food Co., Inc.,
                8.625%, 05/01/2009..............................         790
                                                                  ----------
              ENERGY -- 0.3%
      1,146   Chesapeake Energy Corp.,
                2.75%, 11/15/2035 MH............................       1,218
        700   Naftogaz Ukrainy,
                8.125%, 09/30/2009..............................         682
        615   Sibneft,
                11.50%, 02/13/2007..............................         639
                                                                  ----------
                                                                       2,539
                                                                  ----------
              FINANCE -- 0.3%
      2,800   General Motors Acceptance Corp.,
                6.875%, 09/15/2011..............................       2,623
                                                                  ----------
              HEALTH CARE -- 0.2%
      1,910   HCA, Inc.,
                6.50%, 02/15/2016...............................       1,837
                                                                  ----------
              SERVICES -- 0.6%
      3,080   Dex Media West LLC, Inc.,
                9.875%, 08/15/2013..............................       3,392
        920   Liberty Media Corp.,
                8.25%, 02/01/2030 H.............................         882
        545   Shaw Communications, Inc.,
                8.25%, 04/11/2010...............................         576
                                                                  ----------
                                                                       4,850
                                                                  ----------
              TECHNOLOGY -- 1.1%
      1,115   Advanced Micro Devices, Inc.,
                7.75%, 11/01/2012 H.............................       1,168
      1,870   Citizens Communications Co.,
                9.00%, 08/15/2031...............................       2,006
      1,300   Intelsat Bermuda Ltd.,
                9.61%, 01/15/2012 K.............................       1,320
        535   Intelsat Ltd.,
                6.50%, 11/01/2013...............................         420
      1,750   Qwest Communications International,
                7.50%, 02/15/2014 H.............................       1,763
      1,555   Qwest Corp.,
                7.50%, 06/15/2023...............................       1,543
                                                                  ----------
                                                                       8,220
                                                                  ----------

 PRINCIPAL                                                          MARKET
 AMOUNT D                                                          VALUE U
-----------                                                       ----------
              UTILITIES -- 0.6%
$     1,049   Elwood Energy LLC,
                8.16%, 07/02/2026...............................  $    1,115
        270   Sierra Pacific Power Co.,
                8.00%, 06/01/2008...............................         281
        890   Sierra Pacific Resources,
                6.75%, 08/15/2017...............................         879
      1,935   Sithe/Independence Funding Corp.,
                9.00%, 12/30/2013...............................       2,103
                                                                  ----------
                                                                       4,378
                                                                  ----------
              Total corporate bonds: non-investment
                (cost $46,423)..................................  $   46,275
                                                                  ----------
U.S. GOVERNMENT SECURITIES -- 16.6%
              OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
      8,800   Tennessee Valley Authority,
                4.75%, 11/01/2025 Z.............................  $    2,086
        175   Federal Home Loan Bank,
                5.00%, 02/29/2008...............................         174
        250   Federal Home Loan Bank,
                7.51%, 02/20/2007 K.............................         254
                                                                  ----------
                                                                       2,514
                                                                  ----------
              U.S. TREASURY SECURITIES -- 16.3%
     14,080   2.50% 2006 H......................................      13,912
      2,155   4.375% 2010 H.....................................       2,107
     79,795   4.50% 2009/2016 H.................................      77,984
     19,525   4.75% 2011 H......................................      19,371
      1,035   5.375% 2031 H.....................................       1,051
      7,016   5.50% 2028 H......................................       7,192
      3,790   6.875% 2025 H.....................................       4,497
                                                                  ----------
                                                                     126,114
                                                                  ----------
              Total U.S. government securities
                (cost $130,011).................................  $  128,628
                                                                  ----------
U.S. GOVERNMENT AGENCIES -- 30.8%
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 10.8%
      3,800   4.10% 2014........................................  $    3,649
     13,118   4.50% 2018........................................      12,508
      3,259   5.04% 2035........................................       3,199
     48,104   5.50% 2021 -- 2036 Q..............................      46,927
     16,993   6.00% 2032 -- 2035................................      16,958
                                                                  ----------
                                                                      83,241
                                                                  ----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 16.3%
JPY 890,000   1.75% 2008........................................       7,976
      9,442   4.50% 2035........................................       8,648
        818   4.701% 2034.......................................         798
      1,983   4.72% 2035........................................       1,928
      1,026   4.73% 2035........................................         998
        670   4.76% 2035........................................         652
      1,770   4.81% 2035........................................       1,722
      1,268   4.88% 2035........................................       1,237
        887   4.92% 2035........................................         867
      2,099   4.941% 2035.......................................       2,052
      6,175   5.00% 2009........................................       6,133

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
 AMOUNT D                                                          VALUE U
-----------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$    40,212   5.00% 2018 -- 2036 Q..............................  $   38,822
      1,379   5.091% 2035.......................................       1,349
     37,896   5.50% 2017 -- 2033 Q..............................      37,358
     14,175   6.00% 2013 -- 2036 Q..............................      14,150
      1,462   6.50% 2031 -- 2036 Q..............................       1,487
        531   7.50% 2029 -- 2031................................         554
                                                                  ----------
                                                                     126,731
                                                                  ----------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.7%
      6,038   5.50% 2033 -- 2035................................       5,930
     17,859   6.00% 2032 -- 2036 Q..............................      17,878
      4,439   6.50% 2028 -- 2032................................       4,576
                                                                  ----------
                                                                      28,384
                                                                  ----------
              Total U.S. government agencies
                (cost $241,963).................................  $  238,356
                                                                  ----------
              Total long-term investments
                (cost $734,844).................................  $  723,449
                                                                  ----------
SHORT-TERM INVESTMENTS -- 37.8%
              REPURCHASE AGREEMENTS -- 20.1%
     52,043   BNP Paribas Repurchase Agreement,
                4.67%, 05/01/2006...............................  $   52,043
     48,325   RBS Greenwich Repurchase Agreement,
                4.65%, 05/01/2006...............................      48,325
     55,287   UBS Warburg Securities, Inc. Repurchase Agreement,
                4.68%, 05/01/2006...............................      55,287
                                                                  ----------
                                                                     155,655
                                                                  ----------
  SHARES
-----------
              SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
              LENDING -- 17.4%
    134,393   Navigator Prime Portfolio.........................     134,393
                                                                  ----------
 PRINCIPAL
  AMOUNT
-----------
              U.S. TREASURY BILLS -- 0.3%
$     2,000   US Treasury Bill,
                4.53%, 06/15/2006 Z.............................       1,989
                                                                  ----------
              Total short-term investments
                (cost $292,037).................................  $  292,037
                                                                  ----------
              Total investments in securities
                (cost $1,026,881) O.............................  $1,015,486
                                                                  ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.11% of total net assets at April 30, 2006.

  U  All principal amounts are in U.S. dollars unless otherwise indicated.

      EUR  -- EURO
      GBP  -- British Pound
      JPY  -- Japanese Yen
      MXP  -- Mexican Peso

  O At April 30, 2006, the cost of securities for federal income tax purposes was $1,028,123 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $  1,912
      Unrealized depreciation........................   (14,549)
                                                       --------
      Net unrealized depreciation....................  $(12,637)
                                                       ========

  H  Security is partially on loan at April 30, 2006.

  V The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD                                                COST
      ACQUIRED    SHARES/PAR            SECURITY            BASIS
      --------    ----------            --------            -----
      04/2005-       8,900     Morgan Stanley Dean Witter
      10/2005                  Capital I, 8.05%,
                               08/25/2032 -- Reg D          $148
      04/2005-      12,535     Morgan Stanley Dean Witter
      10/2006                  Capital I, 0.475%,
                               08/25/2032 -- 144A             --

     The aggregate value of these securities at April 30, 2006 was $161, which represents 0.02% of total net assets.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $49,545, which represents 6.41% of total net assets.

  K Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2006.

  Z The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2006.

  Q The cost of securities purchased on a when-issued basis at April 30, 2006 was $108,537.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TOTAL RETURN BOND FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                  TRANSACTION          VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                  -----------         -------         --------         --------         --------------
British Sterling Pound                          Sell             $36,506         $34,755          07/06/2006          $(1,751)
British Sterling Pound                           Buy               7,914           7,498          07/06/2006              416
Euro                                            Sell              14,722          14,209          05/03/2006             (513)
Euro                                             Buy              14,722          14,318          05/03/2006              404
Japanese Yen                                    Sell               7,066           7,050          05/16/2006              (16)
Mexican Peso                                    Sell               1,502           1,501          05/31/2006               (1)
                                                                                                                      -------
                                                                                                                      $(1,461)
                                                                                                                      =======

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 6.0%
            FINANCE -- 6.0%
 $ 3,000    CS First Boston Mortgage Securities Corp.,
              4.83%, 11/15/2037...............................  $  2,823
   3,000    GMAC Commercial Mortgage Securities, Inc.,
              4.86%, 12/10/2041...............................     2,830
   2,000    LB UBS Commercial Mortgage Trust,
              4.74%, 02/15/2041...............................     1,872
   3,000    Merrill Lynch Mortgage Trust,
              4.75%, 05/01/2043...............................     2,794
   1,997    Spirit Master Funding LLC,
              5.76%, 03/20/2021 M.............................     1,965
                                                                --------
            Total asset & commercial mortgage backed
              securities
              (cost $13,098)..................................  $ 12,284
                                                                --------
U.S. GOVERNMENT SECURITIES -- 22.1%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 7.6%
            FEDERAL HOME LOAN BANK
   7,860    4.50% 2010........................................  $  7,615
   7,750    5.75% 2012 H......................................     7,932
                                                                --------
                                                                  15,547
                                                                --------
            U.S. TREASURY SECURITIES -- 14.5%
            U.S. TREASURY BONDS
   6,000    5.25% 2028........................................     5,958
   1,000    5.375% 2031.......................................     1,015
                                                                --------
                                                                   6,973
                                                                --------
            U.S. TREASURY NOTES
   3,200    3.875% 2009 J.....................................     4,070
  11,800    4.375% 2010 H.....................................    11,536
   4,000    4.50% 2016........................................     3,826
   3,000    5.00% 2011........................................     3,012
                                                                --------
                                                                  22,444
                                                                --------
            Total U.S. government securities
              (cost $46,202)..................................  $ 44,964
                                                                --------
U.S. GOVERNMENT AGENCIES -- 71.2%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 22.8%
            MORTGAGE BACKED SECURITIES:
   3,306    5.50% 2032........................................  $  3,221
   1,369    6.00% 2032........................................     1,367
      76    7.00% 2029 -- 2031................................        78
     110    9.00% 2022........................................       119
      71    11.50% 2015 -- 2019...............................        77
      70    11.75% 2010 -- 2011...............................        76
      16    12.50% 2019.......................................        17
                                                                --------
                                                                   4,955
                                                                --------
            NOTES:
   3,000    5.125% 2011.......................................     2,979
   9,292    6.00% 2017........................................     9,392
                                                                --------
                                                                  12,371
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            REMIC -- PAC'S:
 $ 8,000    6.00% 2032........................................  $  7,933
                                                                --------
            REMIC -- Z BONDS:
  20,751    6.50% 2032 C......................................    21,166
                                                                --------
                                                                  46,425
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 45.6%
            MORTGAGE BACKED SECURITIES:
  12,244    5.494% 2036.......................................    12,100
  10,174    5.50% 2015 -- 2032................................     9,924
   2,184    5.85% 2009........................................     2,192
   2,719    5.89% 2008........................................     2,732
  23,144    6.00% 2016 -- 2035................................    23,079
   1,313    6.01% 2009........................................     1,323
   1,042    6.36% 2008........................................     1,052
     978    6.50% 2013 -- 2015................................     1,001
   5,465    6.52% 2008........................................     5,514
     130    7.50% 2030........................................       135
      25    8.00% 2025........................................        27
      50    8.50% 2022........................................        54
      41    9.00% 2020........................................        45
      24    9.75% 2020........................................        26
     164    10.00% 2020.......................................       180
      40    10.50% 2012 -- 2018...............................        44
      11    10.75% 2013.......................................        11
     191    11.00% 2015 -- 2020...............................       208
      40    11.25% 2013.......................................        42
       9    11.50% 2015.......................................        10
      21    12.00% 2014.......................................        23
      70    12.50% 2015.......................................        77
                                                                --------
                                                                  59,799
                                                                --------
            NOTES:
   9,000    4.20% 2008........................................     8,819
  10,500    6.25% 2029........................................    11,422
                                                                --------
                                                                  20,241
                                                                --------
            REMIC -- PAC'S:
  11,331    6.00% 2016........................................    11,441
   1,473    6.50% 2012........................................     1,496
                                                                --------
                                                                  12,937
                                                                --------
                                                                  92,977
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.8%
            MORTGAGE BACKED SECURITIES:
     512    6.00% 2034........................................       512
   4,418    6.50% 2031 -- 2032................................     4,552
      57    7.00% 2030........................................        58
     120    8.00% 2022........................................       128
     447    9.50% 2016 -- 2019................................       487
      35    11.00% 2015 -- 2018...............................        38
                                                                --------
                                                                   5,775
                                                                --------
            Total U.S. government agencies
              (cost $147,748).................................  $145,177
                                                                --------
            Total long-term investments
              (cost $207,048).................................  $202,425
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
 SHORT-TERM INVESTMENTS -- 8.6%
            REPURCHASE AGREEMENTS -- 0.0%
 $     5    BNP Paribas Repurchase Agreement,
              4.67%, 05/01/2006...............................  $      5
       5    RBS Greenwich Repurchase Agreement,
              4.65%, 05/01/2006...............................         5
       5    UBS Warburg Securities, Inc. Repurchase Agreement,
              4.68%, 05/01/2006...............................         5
                                                                --------
                                                                      15
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.6%
  17,585    BNY Institutional Cash Reserve Fund...............    17,585
                                                                --------
            Total short-term investments
              (cost $17,600)..................................  $ 17,600
                                                                --------
            Total investments in securities
              (cost $224,648) O...............................  $220,025
                                                                ========

  O At April 30, 2006, the cost of securities for federal income tax purposes was $224,648 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $   563
      Unrealized depreciation.........................   (5,186)
                                                        -------
      Net unrealized depreciation.....................  $(4,623)
                                                        =======

  H  Security is partially on loan at April 30, 2006.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2006, was $1,965, which represents 1.0% of total net assets.

  J U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  C Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate. The interest rate disclosed represents the coupon rate at which the additional principal is being accrued.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD VALUE FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 96.6%
            BASIC MATERIALS -- 6.5%
     69     Alcoa, Inc. ......................................  $  2,314
     35     Cameco Corp. .....................................     1,411
     37     Dow Chemical Co. .................................     1,482
     44     DuPont (E.I.) de Nemours & Co. ...................     1,932
     19     Kimberly-Clark Corp. .............................     1,135
     16     Precision Castparts Corp. ........................       995
                                                                --------
                                                                   9,269
                                                                --------
            CAPITAL GOODS -- 7.3%
     32     American Standard Cos., Inc. .....................     1,402
     65     Applied Materials, Inc. ..........................     1,161
     50     Caterpillar, Inc. ................................     3,817
     31     Goodrich Corp. ...................................     1,393
     37     Pitney Bowes, Inc. ...............................     1,544
     16     Rockwell Automation, Inc. ........................     1,138
                                                                --------
                                                                  10,455
                                                                --------
            CONSUMER CYCLICAL -- 3.8%
     17     Federated Department Stores, Inc. ................     1,316
     36     McDonald's Corp. .................................     1,258
     19     NIKE, Inc. Class B................................     1,571
     51     Safeway, Inc. ....................................     1,272
                                                                --------
                                                                   5,417
                                                                --------
            CONSUMER STAPLES -- 4.4%
     42     Campbell Soup Co. ................................     1,340
     45     Kellogg Co. ......................................     2,065
     49     PepsiCo, Inc. ....................................     2,830
                                                                --------
                                                                   6,235
                                                                --------
            ENERGY -- 10.1%
     49     ConocoPhillips....................................     3,258
     90     Exxon Mobil Corp. ................................     5,652
     30     GlobalSantaFe Corp. ..............................     1,861
     36     Occidental Petroleum Corp. .......................     3,678
                                                                --------
                                                                  14,449
                                                                --------
            FINANCE -- 30.3%
     29     ACE Ltd. .........................................     1,594
     37     Aetna, Inc. ......................................     1,421
     24     Allstate Corp. ...................................     1,356
     52     American International Group, Inc. ...............     3,360
    113     Bank of America Corp. ............................     5,631
     42     Chubb Corp. ......................................     2,175
    107     Citigroup, Inc. ..................................     5,340
     39     Golden West Financial Corp. ......................     2,774
     22     Goldman Sachs Group, Inc. ........................     3,526
    113     Host Hotels & Resorts, Inc. ......................     2,372
     43     JP Morgan Chase & Co. ............................     1,929
     11     Merrill Lynch & Co., Inc. ........................       801
     41     National City Corp. ..............................     1,509
     14     PNC Financial Services Group, Inc. ...............     1,015

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
     15     SunTrust Banks, Inc. .............................  $  1,191
     52     US Bancorp........................................     1,629
     11     Washington Mutual, Inc. ..........................       502
     46     Wellpoint, Inc. B.................................     3,238
     27     Wells Fargo & Co. ................................     1,848
                                                                --------
                                                                  43,211
                                                                --------
            HEALTH CARE -- 8.3%
     32     Abbott Laboratories...............................     1,346
     46     Baxter International, Inc. .......................     1,742
    139     CVS Corp. ........................................     4,143
     64     Pfizer, Inc. .....................................     1,617
     60     Wyeth.............................................     2,906
                                                                --------
                                                                  11,754
                                                                --------
            SERVICES -- 4.0%
     48     Comcast Corp. Class A B...........................     1,495
    283     Sun Microsystems, Inc. B..........................     1,414
     85     Time Warner, Inc. ................................     1,479
     17     United Parcel Service, Inc. Class B...............     1,386
                                                                --------
                                                                   5,774
                                                                --------
            TECHNOLOGY -- 12.2%
    122     AT&T, Inc. .......................................     3,186
     18     Beckman Coulter, Inc. ............................       924
    123     BellSouth Corp. ..................................     4,155
     93     EMC Corp. B.......................................     1,250
     75     General Electric Co. .............................     2,608
     24     Lockheed Martin Corp. ............................     1,784
     74     Motorola, Inc. ...................................     1,573
     78     Sprint Nextel Corp. ..............................     1,924
                                                                --------
                                                                  17,404
                                                                --------
            TRANSPORTATION -- 3.9%
     15     AMR Corp. B.......................................       370
     46     General Dynamics Corp. ...........................     3,019
    132     Southwest Airlines Co. ...........................     2,144
                                                                --------
                                                                   5,533
                                                                --------
            UTILITIES -- 5.8%
     23     Dominion Resources, Inc. .........................     1,718
      8     Entergy Corp. ....................................       560
     33     Exelon Corp. .....................................     1,804
     27     FPL Group, Inc. ..................................     1,061
     43     PPL Corp. ........................................     1,255
     29     SCANA Corp. ......................................     1,139
     15     TXU Corp. ........................................       739
                                                                --------
                                                                   8,276
                                                                --------
            Total common stock
              (cost $117,813).................................  $137,777
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD VALUE FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE U
---------                                                       --------
 SHORT-TERM INVESTMENTS -- 3.3%
            REPURCHASE AGREEMENTS -- 3.3%
 $  802     Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $    802
    531     Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       531
    813     Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................       813
    328     JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       328
    734     Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................       734
    120     UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................       120
  1,310     UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................     1,310
                                                                --------
            Total short-term investments
              (cost $4,638)...................................  $  4,638
                                                                --------
            Total investments in securities
              (cost $122,451) O...............................  $142,415
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.99% of total net assets at April 30, 2006.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $122,605 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $20,664
      Unrealized depreciation.........................     (854)
                                                        -------
      Net unrealized appreciation.....................  $19,810
                                                        =======

  B  Currently non-income producing.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD VALUE OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 98.0%
            BASIC MATERIALS -- 8.8%
     227    Alcoa, Inc. ......................................  $  7,655
      24    Alliant Techsystems, Inc. B.......................     1,952
      79    Chemtura Corp. ...................................       965
      32    Cytec Industries, Inc. ...........................     1,953
      39    DuPont (E.I.) de Nemours & Co. ...................     1,698
       4    Engelhard Corp. ..................................       154
      91    Michelin (C.G.D.E.) Class B D.....................     6,533
      80    Smurfit-Stone Container Corp. B...................     1,039
      41    Temple-Inland, Inc. ..............................     1,904
                                                                --------
                                                                  23,853
                                                                --------
            CAPITAL GOODS -- 5.1%
      29    Black & Decker Corp. .............................     2,677
     128    Goodrich Corp. ...................................     5,714
      27    Kennametal, Inc. .................................     1,689
      12    Lam Research Corp. B..............................       582
      14    Parker-Hannifin Corp. ............................     1,167
      60    Varian Semiconductor Equipment Associates,
              Inc. BH.........................................     1,950
                                                                --------
                                                                  13,779
                                                                --------
            CONSUMER CYCLICAL -- 8.7%
     143    American Axle & Manufacturing Holdings, Inc. H....     2,518
      36    CBRL Group, Inc. .................................     1,457
     286    Foot Locker, Inc. ................................     6,624
      87    Lear Corp. H......................................     2,061
      61    Newell Rubbermaid, Inc. ..........................     1,662
     185    Ruby Tuesday, Inc. H..............................     5,513
     107    TRW Automotive Holdings Corp. B...................     2,369
      24    Walter Industries.................................     1,605
                                                                --------
                                                                  23,809
                                                                --------
            ENERGY -- 10.2%
      90    Exxon Mobil Corp. ................................     5,696
      32    GlobalSantaFe Corp. ..............................     1,946
      31    Marathon Oil Corp. ...............................     2,476
      37    Noble Corp. ......................................     2,905
      63    Noble Energy, Inc. ...............................     2,852
      50    Talisman Energy, Inc. ADR.........................     2,841
      47    Total S.A. ADR....................................     6,459
     117    UGI Corp. ........................................     2,621
                                                                --------
                                                                  27,796
                                                                --------
            FINANCE -- 26.5%
     135    ACE Ltd. .........................................     7,476
      53    Aetna, Inc. ......................................     2,021
      49    Allstate Corp. ...................................     2,740
      30    AMBAC Financial Group, Inc. ......................     2,438
      45    American International Group, Inc. ...............     2,956
     315    Apollo Investment Corp. ..........................     5,882
     281    Bank of America Corp. ............................    14,019
      60    Capital One Financial Corp. ......................     5,198
      34    CIT Group, Inc. ..................................     1,826
     194    Citigroup, Inc. ..................................     9,679
      34    Everest Re Group Ltd. ............................     3,103

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
      40    Federal Home Loan Mortgage Corp. .................  $  2,442
      24    Golden West Financial Corp. ......................     1,746
     102    KKR Financial Corp. ..............................     2,192
      95    Platinum Underwriters Holdings Ltd. ..............     2,619
     119    Royal Bank of Scotland Group plc D................     3,869
      17    UBS AG............................................     1,951
                                                                --------
                                                                  72,157
                                                                --------
            HEALTH CARE -- 9.2%
     117    Boston Scientific Corp. B.........................     2,728
      13    Cooper Companies, Inc. ...........................       729
     103    Endo Pharmaceuticals Holdings, Inc. B.............     3,230
      84    GlaxoSmithKline plc D.............................     2,425
      43    GlaxoSmithKline plc ADR...........................     2,440
     132    Impax Laboratories, Inc. B........................     1,222
      14    Lilly (Eli) & Co. ................................       762
      18    Sanofi-Aventis S.A. D.............................     1,736
     104    Sanofi-Aventis S.A. ADR...........................     4,883
     100    Wyeth.............................................     4,872
                                                                --------
                                                                  25,027
                                                                --------
            SERVICES -- 7.1%
      61    Comcast Corp. Class A B...........................     1,885
     169    Comcast Corp. Special Class A B...................     5,223
      55    Entercom Communications Corp. ....................     1,448
      36    Liberty Global, Inc. B............................       742
      40    R.H. Donnelley Corp. B............................     2,256
     103    Time Warner, Inc. ................................     1,797
     382    Unisys Corp. B....................................     2,386
      81    US Airways Group, Inc. B..........................     3,483
                                                                --------
                                                                  19,220
                                                                --------
            TECHNOLOGY -- 19.0%
      76    Arrow Electronics, Inc. B.........................     2,744
     253    Cinram International, Inc. .......................     6,595
     501    Cisco Systems, Inc. B.............................    10,488
      85    Fairchild Semiconductor International, Inc. B.....     1,765
     169    Flextronics International Ltd. B..................     1,915
      47    Liberty Global, Inc. Class C B....................       933
      55    MEMC Electronic Materials, Inc. B.................     2,225
     124    Microsoft Corp. ..................................     3,004
      36    NCR Corp. B.......................................     1,399
      94    Powerwave Technologies, Inc. B....................     1,049
      28    QLogic Corp. B....................................       576
     111    Reynolds & Reynolds Co. Class A...................     3,310
      54    Seagate Technology................................     1,440
     125    Sprint Nextel Corp. ..............................     3,108
      82    Tektronix, Inc. ..................................     2,907
      39    Telefonaktiebolaget LM Ericsson ADR...............     1,366
     146    Tyco International Ltd. ..........................     3,839
      68    Verizon Communications, Inc. .....................     2,256
      51    Vishay Intertechnology, Inc. B....................       790
                                                                --------
                                                                  51,709
                                                                --------
            TRANSPORTATION -- 3.1%
      45    AirTran Holdings, Inc. B..........................       626
      68    AMR Corp. BH......................................     1,671

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD VALUE OPPORTUNITIES FUND

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
      92    Continental Airlines, Inc. BH.....................  $  2,403
       5    Pinnacle Airlines Corp. B.........................        33
      91    Yellow Roadway Corp. B............................     3,805
                                                                --------
                                                                   8,538
                                                                --------
            UTILITIES -- 0.3%
      30    PPL Corp. ........................................       880
                                                                --------
            Total common stock
              (cost $233,230).................................  $266,768
                                                                --------
SHORT-TERM INVESTMENTS -- 6.1%
            REPURCHASE AGREEMENTS -- 1.7%
     817    Bank of America Securities Joint Repurchase
              Agreement,
              4.78%, 05/01/2006...............................  $    817
     540    Credit Suisse First Boston TriParty Joint
              Repurchase Agreement,
              4.79%, 05/01/2006...............................       540
     828    Deutsche Bank TriParty Joint Repurchase Agreement,
              4.79%, 05/01/2006...............................       828
     333    JP Morgan Chase TriParty Joint Repurchase
              Agreement,
              4.76%, 05/01/2006...............................       333
     748    Morgan Stanley & Co., Inc. TriParty Joint
              Repurchase Agreement,
              4.78%, 05/01/2006...............................       748
     123    UBS Securities LLC Deliverable Repurchase
              Agreement,
              4.70%, 05/01/2006...............................       123
   1,334    UBS Securities LLC TriParty Joint Repurchase
              Agreement,
              4.77%, 05/01/2006...............................     1,334
                                                                --------
                                                                   4,723
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.4%
  12,016    BNY Institutional Cash Reserve Fund...............  $ 12,016
                                                                --------
            Total short-term investments
              (cost $16,739)..................................  $ 16,739
                                                                --------
            Total investments in securities
              (cost $249,969) O...............................  $283,507
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.09% of total net assets at April 30, 2006.

  D The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at April 30, 2006, was $14,563, which represents 5.35% of total net assets.

  O At April 30, 2006, the cost of securities for federal income tax purposes was $250,056 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $37,703
      Unrealized depreciation.........................   (4,252)
                                                        -------
      Net unrealized appreciation.....................  $33,451
                                                        =======

  B  Currently non-income producing.

  H  Security is partially on loan at April 30, 2006.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF ASSETS AND LIABILITIES
 APRIL 30, 2006 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                       AGGRESSIVE
                                                                ADVISERS            GROWTH ALLOCATION
                                                                  FUND                    FUND*
                                                              -------------         -----------------
ASSETS
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................  $   2,117,003           $     172,422
 Cash(+)....................................................             --                      --
 Foreign currency on deposit with custodian#................             --                      --
 Unrealized appreciation in forward foreign currency
   contracts................................................              1                      --
 Receivables:
   Investment securities sold...............................          9,789                      --
   Fund shares sold.........................................            477                   1,110
   Dividends and interest...................................          7,947                      --
   Variation margin.........................................             --                      --
 Other assets...............................................            247                     152
                                                              -------------           -------------
Total assets................................................      2,135,464                 173,684
                                                              -------------           -------------
LIABILITIES
 Unrealized depreciation on forward foreign currency
   contracts................................................             --                      --
 Bank overdraft -- U.S. Dollars(+)..........................          1,005                      --
 Bank overdraft -- foreign cash.............................             --                      --
 Payable upon return of securities loaned (Note 2d).........        275,732                      --
 Payables:
   Investment securities purchased..........................         10,417                      --
   Fund shares redeemed.....................................          2,534                     170
   Investment advisory and management fees (Note 3).........            188                       6
   Dividends................................................             --                      --
   Distribution fees (Note 3)...............................            154                      16
   Variation margin.........................................             --                      --
 Accrued expenses...........................................            602                      37
 Written options............................................             --                      --
                                                              -------------           -------------
Total liabilities...........................................        290,632                     229
                                                              -------------           -------------
Net assets..................................................  $   1,844,832           $     173,455
                                                              =============           =============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $   1,809,410           $     149,292
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................          4,411                      92
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................        (47,789)                  4,550
Unrealized appreciation (depreciation) of investments and
 the translations of assets and liabilities denominated in
 foreign currency...........................................         78,800                  19,521
                                                              -------------           -------------
Net assets..................................................  $   1,844,832           $     173,455
                                                              =============           =============
Shares authorized...........................................        760,000                 300,000
                                                              -------------           -------------
Par value...................................................          0.001                   0.001
                                                              -------------           -------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $16.28/$17.23           $13.14/$13.90
                                                              -------------           -------------
       Shares outstanding...................................         72,900                   7,448
                                                              -------------           -------------
       Net assets...........................................  $   1,187,183           $      97,860
                                                              -------------           -------------
CLASS B: Net asset value per share..........................  $       16.12           $       13.07
                                                              -------------           -------------
        Shares outstanding..................................         24,800                   2,309
                                                              -------------           -------------
        Net assets..........................................  $     399,779           $      30,180
                                                              -------------           -------------
CLASS C: Net asset value per share..........................  $       16.28           $       13.07
                                                              -------------           -------------
       Shares outstanding...................................         14,793                   3,476
                                                              -------------           -------------
       Net assets...........................................  $     240,790           $      45,415
                                                              -------------           -------------
CLASS E: Net asset value per share/Maximum offering price
         per share..........................................  $          --           $          --
                                                              -------------           -------------
       Shares outstanding...................................             --                      --
                                                              -------------           -------------
       Net assets...........................................  $          --           $          --
                                                              -------------           -------------
CLASS H: Net asset value per share..........................  $          --           $          --
                                                              -------------           -------------
       Shares outstanding...................................             --                      --
                                                              -------------           -------------
       Net assets...........................................  $          --           $          --
                                                              -------------           -------------
CLASS L: Net asset value per share/Maximum offering price
         per share..........................................  $          --           $          --
                                                              -------------           -------------
       Shares outstanding...................................             --                      --
                                                              -------------           -------------
       Net assets...........................................  $          --           $          --
                                                              -------------           -------------
CLASS M: Net asset value per share..........................  $          --           $          --
                                                              -------------           -------------
        Shares outstanding..................................             --                      --
                                                              -------------           -------------
        Net assets..........................................  $          --           $          --
                                                              -------------           -------------
CLASS N: Net asset value per share..........................  $          --           $          --
                                                              -------------           -------------
       Shares outstanding...................................             --                      --
                                                              -------------           -------------
       Net assets...........................................  $          --           $          --
                                                              -------------           -------------
CLASS Y: Net asset value per share..........................  $       16.45           $          --
                                                              -------------           -------------
       Shares outstanding...................................          1,038                      --
                                                              -------------           -------------
       Net assets...........................................  $      17,080           $          --
                                                              -------------           -------------
CLASS Z: Net asset value per share..........................  $          --           $          --
                                                              -------------           -------------
       Shares outstanding...................................             --                      --
                                                              -------------           -------------
       Net assets...........................................  $          --           $          --
                                                              -------------           -------------
@ Cost of securities........................................  $   2,038,207           $     152,901
                                                              -------------           -------------
@ Market value of securities on loan........................  $     266,240           $          --
                                                              -------------           -------------
(+) Cash held as collateral on loaned securities............  $          13           $          --
                                                              -------------           -------------
# Cost of foreign currency on deposit with custodian........  $          --           $          --
                                                              -------------           -------------

* Relates to investments in affiliated investment companies.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      BALANCED         CAPITAL          CAPITAL       CONSERVATIVE     DISCIPLINED      DIVIDEND         EQUITY         FLOATING
     ALLOCATION     APPRECIATION    APPRECIATION II    ALLOCATION        EQUITY        AND GROWTH        INCOME           RATE
        FUND*           FUND             FUND             FUND*           FUND            FUND            FUND            FUND
    -------------   -------------   ---------------   -------------   -------------   -------------   -------------   -------------
    $     611,022   $  13,920,738    $     220,689    $     137,726   $     427,691   $   3,168,608   $     539,832   $   1,174,209
               --          16,315            2,740               --             778           1,046             141          13,199
               --           3,723               24               --              --              --              --              --
               --              --                5               --              --              --              --              --
               --          71,157            3,072               --          14,829          17,244           1,412           1,806
            4,861          37,828            4,635              587              64           3,415             593          30,964
               39          18,665              209                9             472           4,697             958           7,300
               --              --               --               --              --              --              --              --
              178           1,292              166               82              85             284              90             292
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
          616,100      14,069,718          231,540          138,404         443,919       3,195,294         543,026       1,227,770
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
               --               1               --               --              --              --              --              --
               --              --               --               --              --              --              --              --
               --              --               --               --              --              --              --              --
               --         838,730               --               --              --           1,853              --              --
               --         275,014            6,785               --          18,057          14,709           3,590         114,034
              381           5,434              138              236             260           2,154             174           3,846
               19           1,397               36                5              56             329              70             111
               --              --               --               --              --              --              --              --
               55           1,059               18               13              20             206              33              87
               --              --               --               --              --              --              --              --
               66           2,494               84               16              93             684              95              64
               --           2,529               --               --              --              --              --              --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
              521       1,126,658            7,061              270          18,486          19,935           3,962         118,142
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $     615,579   $  12,943,060    $     224,479    $     138,134   $     425,433   $   3,175,359   $     539,064   $   1,109,628
    =============   =============    =============    =============   =============   =============   =============   =============
    $     557,410   $  10,044,479    $     200,088    $     130,553   $     445,788   $   2,536,081   $     462,061   $   1,107,145
              432          21,414             (227)             197             527           3,186             868            (585)
           16,559         830,733            5,730            3,237         (68,993)         94,321          14,373              43
           41,178       2,046,434           18,888            4,147          48,111         541,771          61,762           3,025
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $     615,579   $  12,943,060    $     224,479    $     138,134   $     425,433   $   3,175,359   $     539,064   $   1,109,628
    =============   =============    =============    =============   =============   =============   =============   =============
          300,000         620,000          800,000          300,000         300,000         500,000         300,000         800,000
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
            0.001           0.001            0.001            0.001           0.001           0.001           0.001           0.001
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $11.89/$12.58   $38.75/$41.01    $13.01/$13.77    $10.99/$11.63   $12.71/$13.45   $20.25/$21.43   $13.24/$14.01   $10.15/$10.46
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
           31,610         211,377           11,519            7,300          15,907         118,259          33,724          68,275
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $     375,867   $   8,191,287    $     149,896    $      80,232   $     202,193   $   2,394,834   $     446,339   $     693,043
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $       11.86   $       35.56    $       12.92    $       10.99   $       12.12   $       19.96   $       13.21   $       10.14
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
            8,136          52,170            1,392            1,633           3,217          17,953           2,835           1,890
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $      96,529   $   1,855,176    $      17,982    $      17,937   $      38,980   $     358,402   $      37,433   $      19,170
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $       11.86   $       35.70    $       12.93    $       10.98   $       12.13   $       19.93   $       13.22   $       10.14
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
           12,072          71,500            4,347            3,638           2,655          14,910           4,091          34,293
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $     143,183   $   2,552,217    $      56,204    $      39,965   $      32,204   $     297,142   $      54,077   $     347,906
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $          --    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
               --              --               --               --              --              --              --              --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $          --    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $          --    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
               --              --               --               --              --              --              --              --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $          --    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $          --    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
               --              --               --               --              --              --              --              --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $          --    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $          --    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
               --              --               --               --              --              --              --              --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $          --    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $          --    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
               --              --               --               --              --              --              --              --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $          --    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
               --   $       41.13    $       13.07               --   $       13.06   $       20.48   $       13.30   $       10.14
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
               --           8,374               30               --          11,647           6,103              91           4,880
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $     344,380    $         397    $          --   $     152,056   $     124,981   $       1,215   $      49,509
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $          --    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
               --              --               --               --              --              --              --              --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $          --    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $     569,844   $  11,873,412    $     201,804    $     133,579   $     379,580   $   2,626,837   $     478,070   $   1,171,184
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $     810,613    $          --    $          --   $          --   $       1,787   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $           3    $          --    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------
    $          --   $       3,646    $          24    $          --   $          --   $          --   $          --   $          --
    -------------   -------------    -------------    -------------   -------------   -------------   -------------   -------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                        GLOBAL
                                                                  FOCUS             COMMUNICATIONS
                                                                  FUND                   FUND
                                                              -------------         --------------
ASSETS
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................  $      78,707         $      38,709
 Cash(+)....................................................             --                    45
 Foreign currency on deposit with custodian#................             --                    --
 Unrealized appreciation in forward foreign currency
   contracts................................................             --                    --
 Receivables:
   Investment securities sold...............................          6,445                    --
   Fund shares sold.........................................              2                   136
   Dividends and interest...................................             86                   208
   Variation margin.........................................             --                    --
 Other assets...............................................             56                    66
                                                              -------------         -------------
Total assets................................................         85,296                39,164
                                                              -------------         -------------
LIABILITIES
 Unrealized depreciation on forward foreign currency
   contracts................................................             --                    --
 Bank overdraft -- U.S. Dollars(+)..........................            100                    --
 Bank overdraft -- foreign cash.............................             --                    17
 Payable upon return of securities loaned (Note 2d).........             --                 1,853
 Payables:
   Investment securities purchased..........................          6,468                   134
   Fund shares redeemed.....................................             31                    53
   Investment advisory and management fees (Note 3).........             13                     6
   Dividends................................................             --                    --
   Distribution fees (Note 3)...............................              7                     3
   Variation margin.........................................             --                    --
 Accrued expenses...........................................             30                    13
 Written options............................................             --                    --
                                                              -------------         -------------
Total liabilities...........................................          6,649                 2,079
                                                              -------------         -------------
Net assets..................................................  $      78,647         $      37,085
                                                              =============         =============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $      79,053         $      33,520
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................            (10)                   79
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................         (2,390)               (1,374)
Unrealized appreciation (depreciation) of investments and
 the translations of assets and liabilities denominated in
 foreign currency...........................................          1,994                 4,860
                                                              -------------         -------------
Net assets..................................................  $      78,647         $      37,085
                                                              =============         =============
Shares authorized...........................................        300,000               300,000
                                                              -------------         -------------
Par value...................................................          0.001                 0.001
                                                              -------------         -------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $10.95/$11.59         $  8.00/$8.47
                                                              -------------         -------------
       Shares outstanding...................................          4,364                 3,378
                                                              -------------         -------------
       Net assets...........................................  $      47,813         $      27,018
                                                              -------------         -------------
CLASS B: Net asset value per share..........................  $       10.63         $        7.78
                                                              -------------         -------------
        Shares outstanding..................................          1,417                   572
                                                              -------------         -------------
        Net assets..........................................  $      15,067         $       4,448
                                                              -------------         -------------
CLASS C: Net asset value per share..........................  $       10.64         $        7.78
                                                              -------------         -------------
       Shares outstanding...................................          1,436                   603
                                                              -------------         -------------
       Net assets...........................................  $      15,283         $       4,690
                                                              -------------         -------------
CLASS E: Net asset value per share/Maximum offering price
         per share..........................................  $          --         $          --
                                                              -------------         -------------
       Shares outstanding...................................             --                    --
                                                              -------------         -------------
       Net assets...........................................  $          --         $          --
                                                              -------------         -------------
CLASS H: Net asset value per share..........................  $          --         $          --
                                                              -------------         -------------
       Shares outstanding...................................             --                    --
                                                              -------------         -------------
       Net assets...........................................  $          --         $          --
                                                              -------------         -------------
CLASS L: Net asset value per share/Maximum offering price
         per share..........................................  $          --         $          --
                                                              -------------         -------------
       Shares outstanding...................................             --                    --
                                                              -------------         -------------
       Net assets...........................................  $          --         $          --
                                                              -------------         -------------
CLASS M: Net asset value per share..........................  $          --         $          --
                                                              -------------         -------------
        Shares outstanding..................................             --                    --
                                                              -------------         -------------
        Net assets..........................................  $          --         $          --
                                                              -------------         -------------
CLASS N: Net asset value per share..........................  $          --         $          --
                                                              -------------         -------------
       Shares outstanding...................................             --                    --
                                                              -------------         -------------
       Net assets...........................................  $          --         $          --
                                                              -------------         -------------
CLASS Y: Net asset value per share..........................  $       11.12         $        8.15
                                                              -------------         -------------
       Shares outstanding...................................             43                   114
                                                              -------------         -------------
       Net assets...........................................  $         484         $         929
                                                              -------------         -------------
CLASS Z: Net asset value per share..........................  $          --         $          --
                                                              -------------         -------------
       Shares outstanding...................................             --                    --
                                                              -------------         -------------
       Net assets...........................................  $          --         $          --
                                                              -------------         -------------
@ Cost of securities........................................  $      76,713         $      33,852
                                                              -------------         -------------
@ Market value of securities on loan........................  $          --         $       1,787
                                                              -------------         -------------
(+) Cash held as collateral on loaned securities............  $          --         $          --
                                                              -------------         -------------
# Cost of foreign currency on deposit with custodian........  $          --         $         (17)
                                                              -------------         -------------

*  Relates to investments in affiliated investment companies.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

          GLOBAL                                            GLOBAL         GROWTH                          GROWTH
    FINANCIAL SERVICES   GLOBAL HEALTH   GLOBAL LEADERS   TECHNOLOGY     ALLOCATION        GROWTH       OPPORTUNITIES   HIGH YIELD
           FUND              FUND             FUND           FUND           FUND*           FUND            FUND           FUND
    ------------------   -------------   --------------   -----------   -------------   -------------   -------------   -----------
      $      30,689      $    692,343    $     842,674    $    63,816   $     548,888   $   1,458,319   $   1,325,933   $   337,560
                 17               112              441             39              --             486              --         2,280
                 --                --               47             34              --              --              --            74
                 --                --               77             --              --              --             130            --
                 --             6,120           10,197          3,009              --          38,129          74,552         4,125
                 86               566              232            132           4,147           2,052           2,561           112
                100               973            1,762              3              --             225             398         6,445
                 --                --               --             --              --              --              --            --
                 51               219              332            192             299             279             778            71
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
             30,943           700,333          855,762         67,225         553,334       1,499,490       1,404,352       350,667
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
                 --                 2               --             --              --              --               7             7
                 --                --               --             --              --              --          19,942            --
                  5                --               --             --              --              --               2            --
              5,765           100,191           95,826             --              --         120,680         157,934        40,893
                 --             8,037           14,414          2,895              --          11,607          23,601        10,005
                 19               257              514             52             298             341             237           215
                  4                97              100             11              18             166             146            37
                 --                --               --             --              --              --              --            --
                  2                37               45              6              52              74              63            22
                 --                --               --             --              --              --              --            13
                 12               141              290             42              85             248             188            90
                 --                --               --             --              --              --              --            --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
              5,807           108,762          111,189          3,006             453         133,116         202,120        51,282
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $      25,136      $    591,571    $     744,573    $    64,219   $     552,881   $   1,366,374   $   1,202,232   $   299,385
      =============      =============   =============    ===========   =============   =============   =============   ===========
      $      18,675      $    503,132    $     592,769    $   107,545   $     488,877   $   1,153,707   $     936,799   $   380,030
                 66            (1,788)          (1,410)          (318)           (423)         (1,930)         (1,887)          353
                (31)           19,172           47,838        (50,868)         14,971          53,936         108,864       (81,695)
              6,426            71,055          105,376          7,860          49,456         160,661         158,456           697
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $      25,136      $    591,571    $     744,573    $    64,219   $     552,881   $   1,366,374   $   1,202,232   $   299,385
      =============      =============   =============    ===========   =============   =============   =============   ===========
            300,000           300,000          300,000        300,000         300,000      21,000,000      19,250,000       300,000
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
              0.001             0.001            0.001          0.001           0.001          0.0001          0.0001         0.001
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $13.65/$14.44      $16.87/$17.85   $19.70/$20.85    $5.79/$6.13   $12.53/$13.26   $19.08/$20.19   $30.21/$31.97   $7.87/$8.24
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
              1,257            14,572           23,163          6,277          24,682          38,799          11,303        24,442
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $      17,153      $    245,848    $     456,267    $    36,348   $     309,262   $     740,097   $     341,445   $   192,478
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $       13.43      $      16.06    $       18.62    $      5.54   $       12.48   $       16.88   $       26.11   $      7.86
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
                278             4,774            4,500          2,572           7,649           2,966           1,229         5,219
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $       3,737      $     76,671    $      83,789    $    14,243   $      95,431   $      50,047   $      32,077   $    41,033
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $       13.43      $      16.06    $       18.71    $      5.54   $       12.47   $       16.91   $       26.11   $      7.87
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
                250             5,227            4,004          2,245          11,881           5,522           1,567         5,416
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $       3,358      $     83,955    $      74,900    $    12,426   $     148,188   $      93,356   $      40,910   $    42,618
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $          --   $          --   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
                 --                --               --             --              --              --              --            --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $          --   $          --   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $       17.06   $       26.43   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
                 --                --               --             --              --           1,107           1,487            --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $      18,886   $      39,285   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $19.30/$20.26   $30.61/$32.14   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
                 --                --               --             --              --          15,773          20,245            --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $     304,461   $     619,747   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $       17.04   $       26.38   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
                 --                --               --             --              --           1,088             893            --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $      18,552   $      23,561   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $       17.04   $       26.39   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
                 --                --               --             --              --             258             222            --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $       4,396   $       5,860   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $       13.77      $      17.51    $       20.45    $      5.94              --   $       19.48   $       30.89   $      7.86
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
                 64            10,569            6,339            202              --           7,010           1,967         2,957
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $         888      $    185,097    $     129,617    $     1,202   $          --   $     136,579   $      60,754   $    23,256
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $          --   $       32.06   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
                 --                --               --             --              --              --           1,203            --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $          --   $      38,593   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $      24,264      $    621,311    $     737,364    $    55,956   $     499,432   $   1,297,658   $   1,167,477   $   336,949
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $       5,484      $     96,878    $      91,761    $        --   $          --   $     117,983   $     154,128   $    40,056
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          --      $         --    $          --    $        --   $          --   $          --   $          --   $        --
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------
      $          (5)     $         --    $          46    $        33   $          --   $          --   $          --   $        72
      -------------      -------------   -------------    -----------   -------------   -------------   -------------   -----------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 INCOME
                                                               ALLOCATION             INCOME
                                                                 FUND*                 FUND
                                                              ------------         -------------
ASSETS
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................  $     35,490         $      66,667
 Cash(+)....................................................            --                   163
 Foreign currency on deposit with custodian#................            --                    13
 Unrealized appreciation in forward foreign currency
   contracts................................................            --                    24
 Receivables:
   Investment securities sold...............................            --                 1,326
   Fund shares sold.........................................           228                   161
   Dividends and interest...................................             8                   925
   Variation margin.........................................            --                    --
 Other assets...............................................            65                    74
                                                              ------------         -------------
Total assets................................................        35,791                69,353
                                                              ------------         -------------
LIABILITIES
 Unrealized depreciation on forward foreign currency
   contracts................................................            --                     8
 Bank overdraft -- U.S. Dollars(+)..........................            --                    --
 Bank overdraft -- foreign cash.............................            --                    --
 Payable upon return of securities loaned (Note 2d).........            --                    --
 Payables:
   Investment securities purchased..........................            --                 1,087
   Fund shares redeemed.....................................            14                     9
   Investment advisory and management fees (Note 3).........             1                     7
   Dividends................................................            --                    --
   Distribution fees (Note 3)...............................             3                     3
   Variation margin.........................................            --                     4
 Accrued expenses...........................................             9                    15
 Written options............................................            --                    --
                                                              ------------         -------------
Total liabilities...........................................            27                 1,133
                                                              ------------         -------------
Net assets..................................................  $     35,764         $      68,220
                                                              ============         =============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $     36,779         $      69,842
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................             2                    73
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................          (198)                 (551)
Unrealized appreciation (depreciation) of investments and
 the translations of assets and liabilities denominated in
 foreign currency...........................................          (819)               (1,144)
                                                              ------------         -------------
Net assets..................................................  $     35,764         $      68,220
                                                              ============         =============
Shares authorized...........................................       300,000               300,000
                                                              ------------         -------------
Par value...................................................         0.001                 0.001
                                                              ------------         -------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $9.78/$10.24         $10.16/$10.64
                                                              ------------         -------------
       Shares outstanding...................................         2,292                 3,186
                                                              ------------         -------------
       Net assets...........................................  $     22,418         $      32,374
                                                              ------------         -------------
CLASS B: Net asset value per share..........................  $       9.78         $       10.16
                                                              ------------         -------------
        Shares outstanding..................................           481                   593
                                                              ------------         -------------
        Net assets..........................................  $      4,702         $       6,026
                                                              ------------         -------------
CLASS C: Net asset value per share..........................  $       9.78         $       10.18
                                                              ------------         -------------
       Shares outstanding...................................           884                   545
                                                              ------------         -------------
       Net assets...........................................  $      8,644         $       5,554
                                                              ------------         -------------
CLASS E: Net asset value per share/Maximum offering price
         per share..........................................  $         --         $          --
                                                              ------------         -------------
       Shares outstanding...................................            --                    --
                                                              ------------         -------------
       Net assets...........................................  $         --         $          --
                                                              ------------         -------------
CLASS H: Net asset value per share..........................  $         --         $          --
                                                              ------------         -------------
       Shares outstanding...................................            --                    --
                                                              ------------         -------------
       Net assets...........................................  $         --         $          --
                                                              ------------         -------------
CLASS L: Net asset value per share/Maximum offering price
         per share..........................................  $         --         $          --
                                                              ------------         -------------
       Shares outstanding...................................            --                    --
                                                              ------------         -------------
       Net assets...........................................  $         --         $          --
                                                              ------------         -------------
CLASS M: Net asset value per share..........................  $         --         $          --
                                                              ------------         -------------
        Shares outstanding..................................            --                    --
                                                              ------------         -------------
        Net assets..........................................  $         --         $          --
                                                              ------------         -------------
CLASS N: Net asset value per share..........................  $         --         $          --
                                                              ------------         -------------
       Shares outstanding...................................            --                    --
                                                              ------------         -------------
       Net assets...........................................  $         --         $          --
                                                              ------------         -------------
CLASS Y: Net asset value per share..........................  $         --         $       10.15
                                                              ------------         -------------
       Shares outstanding...................................            --                 2,390
                                                              ------------         -------------
       Net assets...........................................  $         --         $      24,266
                                                              ------------         -------------
CLASS Z: Net asset value per share..........................  $         --         $          --
                                                              ------------         -------------
       Shares outstanding...................................            --                    --
                                                              ------------         -------------
       Net assets...........................................  $         --         $          --
                                                              ------------         -------------
@ Cost of securities........................................  $     36,309         $      67,871
                                                              ------------         -------------
@ Market value of securities on loan........................  $         --         $          --
                                                              ------------         -------------
(+) Cash held as collateral on loaned securities............  $         --         $          --
                                                              ------------         -------------
# Cost of foreign currency on deposit with custodian........  $         --         $          12
                                                              ------------         -------------

*  Relates to investments in affiliated investment companies.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                        INTERNATIONAL       INTERNATIONAL   INTERNATIONAL
    INFLATION PLUS   CAPITAL APPRECIATION   OPPORTUNITIES   SMALL COMPANY      MIDCAP       MIDCAP VALUE    MONEY MARKET
         FUND                FUND               FUND            FUND            FUND            FUND            FUND
    --------------   --------------------   -------------   -------------   -------------   -------------   ------------
    $     853,769       $     402,453       $     302,224   $    211,278    $   3,496,874   $    510,325    $   238,748
               --                 630                 165            428               --            270            773
              223                  38                  --              4               --             --             --
              359                  33                  10            481               --             --             --
               --               1,572               2,751          2,828           69,310          1,630             --
              142               1,559                 354            589            1,719              3             30
            5,416                 763               1,087            766              940            113            453
               57                  --                  --             --               --             --             --
              295                 151                 170            113              264            116             99
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
          860,261             407,199             306,761        216,487        3,569,107        512,457        240,103
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
              480                   1                  77            199               --             --             --
              279                  --                  --             --            2,018             --             --
               --                  --                  40             --               --             --             --
               --              73,465              59,347         39,357          341,315         27,060             --
               --               3,990               1,238          1,588           50,623          4,641             --
            2,006                 113                  98             24            1,777            330             --
               82                  54                  34             28              382             67             20
               --                  --                  --             --               --             --             26
               80                  19                  14              7              254             35             14
               79                  --                  --             --               --             --             --
              130                  73                  83             44              844            135             88
               --                  --                  --             --               --             --             --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
            3,136              77,715              60,931         41,247          397,213         32,268            148
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $     857,125       $     329,484       $     245,830   $    175,240    $   3,171,894   $    480,189    $   239,955
    =============       =============       =============   =============   =============   =============   ===========
    $     891,887       $     252,434       $     212,271   $    136,732    $   2,239,790   $    357,368    $   239,955
           (2,878)               (690)                540         (2,179)          (6,994)          (980)            --
           (8,301)             27,084              (3,419)        19,355          327,343         41,949             --
          (23,583)             50,656              36,438         21,332          611,755         81,852             --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $     857,125       $     329,484       $     245,830   $    175,240    $   3,171,894   $    480,189    $   239,955
    =============       =============       =============   =============   =============   =============   ===========
          400,000             300,000             300,000        300,000          460,000        300,000      2,700,000
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
            0.001               0.001               0.001          0.001            0.001          0.001          0.001
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $10.30/$10.79       $14.98/$15.85       $16.02/$16.95   $15.98/$16.91   $25.97/$27.48   $14.30/$15.13   $1.00/$1.00
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
           31,876              12,621               9,436          3,860           74,237         22,145        180,140
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $     328,476       $     189,067       $     151,151   $     61,686    $   1,927,854   $    316,589    $   180,140
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $       10.31       $       14.52       $       15.07   $      15.57    $       24.05   $      13.72    $      1.00
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
           10,154               2,124               1,983            661           20,967          4,806         26,439
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $     104,740       $      30,838       $      29,883   $     10,287    $     504,170   $     65,949    $    26,439
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $       10.31       $       14.52       $       14.96   $      15.41    $       24.16   $      13.73    $      1.00
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
           28,869               2,766               1,386          1,093           22,825          4,910         15,252
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $     297,596       $      40,155       $      20,729   $     16,834    $     551,449   $     67,394    $    15,252
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
               --                  --                  --             --               --             --             --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
               --                  --                  --             --               --             --             --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
               --                  --                  --             --               --             --             --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
               --                  --                  --             --               --             --             --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
               --                  --                  --             --               --             --             --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $       10.32       $       15.19       $       16.50   $      16.12    $       27.32   $      14.69    $      1.00
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
           12,239               4,571               2,670          5,361            6,896          2,060         18,124
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $     126,313       $      69,424       $      44,067   $     86,433    $     188,421   $     30,257    $    18,124
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
               --                  --                  --             --               --             --             --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $     877,216       $     351,817       $     265,744   $    190,256    $   2,885,128   $    428,473    $   238,748
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $      69,952       $      56,514   $     37,341    $     331,673   $     26,418    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $          --       $          --       $          --   $         --    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------
    $         214       $          40       $          39   $          6    $          --   $         --    $        --
    -------------       -------------       -------------   -------------   -------------   -------------   -----------

      RETIREMENT
        INCOME
        FUND*
     ------------
     $        636
               --
               --
               --
               --
                9
               --
               --
               56
     ------------
              701
     ------------
               --
               --
               --
               --
               --
               --
               --
               --
               --
               --
                2
               --
     ------------
                2
     ------------
     $        699
     ============
     $        703
               (6)
               --
                2
     ------------
     $        699
     ============
          800,000
     ------------
            0.001
     ------------
     $9.46/$10.01
     ------------
               31
     ------------
     $        299
     ------------
     $       9.46
     ------------
               17
     ------------
     $        159
     ------------
     $       9.47
     ------------
               14
     ------------
     $        130
     ------------
     $         --
     ------------
               --
     ------------
     $         --
     ------------
     $         --
     ------------
               --
     ------------
     $         --
     ------------
     $         --
     ------------
               --
     ------------
     $         --
     ------------
     $         --
     ------------
               --
     ------------
     $         --
     ------------
     $         --
     ------------
               --
     ------------
     $         --
     ------------
     $       9.47
     ------------
               12
     ------------
     $        111
     ------------
     $         --
     ------------
               --
     ------------
     $         --
     ------------
     $        634
     ------------
     $         --
     ------------
     $         --
     ------------
     $         --
     ------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              SELECT MIDCAP         SELECT MIDCAP
                                                                 GROWTH                 VALUE
                                                                  FUND                  FUND
                                                              -------------         -------------
ASSETS
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................  $     60,373          $      48,076
 Cash(+)....................................................           467                    657
 Foreign currency on deposit with custodian#................            --                     --
 Unrealized appreciation in forward foreign currency
   contracts................................................            --                     --
 Receivables:
   Investment securities sold...............................         1,079                    248
   Fund shares sold.........................................           539                    571
   Dividends and interest...................................            17                     25
   Variation margin.........................................            --                     --
 Other assets...............................................           114                     93
                                                              -------------         -------------
Total assets................................................        62,589                 49,670
                                                              -------------         -------------
LIABILITIES
 Unrealized depreciation on forward foreign currency
   contracts................................................            --                     --
 Bank overdraft -- U.S. Dollars(+)..........................            --                     --
 Bank overdraft -- foreign cash.............................            --                     --
 Payable upon return of securities loaned (Note 2d).........            --                     --
 Payables:
   Investment securities purchased..........................         1,770                    527
   Fund shares redeemed.....................................            33                      1
   Investment advisory and management fees (Note 3).........             9                      8
   Dividends................................................            --                     --
   Distribution fees (Note 3)...............................             2                      3
   Variation margin.........................................            --                     --
 Accrued expenses...........................................            44                     10
 Written options............................................            --                     --
                                                              -------------         -------------
Total liabilities...........................................         1,858                    549
                                                              -------------         -------------
Net assets..................................................  $     60,731          $      49,121
                                                              =============         =============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $     55,757          $      44,156
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................          (149)                   (56)
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................         1,152                  1,301
Unrealized appreciation (depreciation) of investments and
 the translations of assets and liabilities denominated in
 foreign currency...........................................         3,971                  3,720
                                                              -------------         -------------
Net assets..................................................  $     60,731          $      49,121
                                                              =============         =============
Shares authorized...........................................       800,000                800,000
                                                              -------------         -------------
Par value...................................................         0.001                  0.001
                                                              -------------         -------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $11.64/$12.32         $11.94/$12.63
                                                              -------------         -------------
       Shares outstanding...................................         1,981                  3,301
                                                              -------------         -------------
       Net assets...........................................  $     23,058          $      39,419
                                                              -------------         -------------
CLASS B: Net asset value per share..........................  $      11.54          $       11.86
                                                              -------------         -------------
        Shares outstanding..................................           337                    289
                                                              -------------         -------------
        Net assets..........................................  $      3,885          $       3,429
                                                              -------------         -------------
CLASS C: Net asset value per share..........................  $      11.54          $       11.87
                                                              -------------         -------------
       Shares outstanding...................................           352                    477
                                                              -------------         -------------
       Net assets...........................................  $      4,061          $       5,660
                                                              -------------         -------------
CLASS E: Net asset value per share/Maximum offering price
         per share..........................................  $         --          $          --
                                                              -------------         -------------
       Shares outstanding...................................            --                     --
                                                              -------------         -------------
       Net assets...........................................  $         --          $          --
                                                              -------------         -------------
CLASS H: Net asset value per share..........................  $         --          $          --
                                                              -------------         -------------
       Shares outstanding...................................            --                     --
                                                              -------------         -------------
       Net assets...........................................  $         --          $          --
                                                              -------------         -------------
CLASS L: Net asset value per share/Maximum offering price
         per share..........................................  $         --          $          --
                                                              -------------         -------------
       Shares outstanding...................................            --                     --
                                                              -------------         -------------
       Net assets...........................................  $         --          $          --
                                                              -------------         -------------
CLASS M: Net asset value per share..........................  $         --          $          --
                                                              -------------         -------------
        Shares outstanding..................................            --                     --
                                                              -------------         -------------
        Net assets..........................................  $         --          $          --
                                                              -------------         -------------
CLASS N: Net asset value per share..........................  $         --          $          --
                                                              -------------         -------------
       Shares outstanding...................................            --                     --
                                                              -------------         -------------
       Net assets...........................................  $         --          $          --
                                                              -------------         -------------
CLASS Y: Net asset value per share..........................  $      11.69          $       11.94
                                                              -------------         -------------
       Shares outstanding...................................         2,542                     51
                                                              -------------         -------------
       Net assets...........................................  $     29,727          $         613
                                                              -------------         -------------
CLASS Z: Net asset value per share..........................  $         --          $          --
                                                              -------------         -------------
       Shares outstanding...................................            --                     --
                                                              -------------         -------------
       Net assets...........................................  $         --          $          --
                                                              -------------         -------------
@ Cost of securities........................................  $     56,402          $      44,356
                                                              -------------         -------------
@ Market value of securities on loan........................  $         --          $          --
                                                              -------------         -------------
(+) Cash held as collateral on loaned securities............  $         --          $          --
                                                              -------------         -------------
# Cost of foreign currency on deposit with custodian........  $         --          $          --
                                                              -------------         -------------

*  Relates to investments in affiliated investment companies.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    SELECT SMALLCAP                                                                          TARGET            TARGET
        GROWTH        SHORT DURATION   SMALL COMPANY   SMALLCAP GROWTH       STOCK       RETIREMENT 2010   RETIREMENT 2020
         FUND              FUND            FUND             FUND             FUND             FUND*             FUND*
    ---------------   --------------   -------------   ---------------   -------------   ---------------   ---------------
     $       8,345     $    130,956    $    493,456     $     553,660    $   1,448,828    $      1,551      $         592
               105               --             196               899               --              --                 --
                --               --              --                --               --              --                 --
                --               --              15                --                1              --                 --
               102               --          15,434             2,732           10,503              --                 --
               103               64             158             1,374              325              --                 --
                 3            1,163             324                73            1,306              --                 --
                --               --              --                17               --              --                 --
                84               79             112               244              567              52                 52
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
             8,742          132,262         509,695           558,999        1,461,530           1,603                644
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
                --               --               2                --               --              --                 --
                --               28              --                --              708              --                 --
                --               --              --                --               --              --                 --
                --               --         102,410            60,059          155,703              --                 --
               105            3,411           8,436             7,432            8,652              --                 --
                --              157             277               123            1,223              --                 --
                 1               12              56                64              155              --                 --
                --               --              --                --               --              --                 --
                 1                5              27                26              102              --                 --
                --               --              --                --               --              --                 --
                --               20             111                84              597              --                 --
                --               --              --                --               --              --                 --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
               107            3,633         111,319            67,788          167,140              --                 --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $       8,635     $    128,629    $    398,376     $     491,211    $   1,294,390    $      1,603      $         644
     =============     ============    =============    =============    =============    ============      =============
     $       7,819     $    132,389    $    308,071     $     453,595    $   1,575,565    $      1,592      $         623
               (38)              23          (1,763)             (531)           2,478              (4)                (5)
               (36)          (2,057)          9,942           (11,258)        (376,850)              1                  7
               890           (1,726)         82,126            49,405           93,197              14                 19
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $       8,635     $    128,629    $    398,376     $     491,211    $   1,294,390    $      1,603      $         644
     =============     ============    =============    =============    =============    ============      =============
           800,000          300,000         300,000        21,000,000          300,000         800,000            800,000
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
             0.001            0.001           0.001            0.0001            0.001           0.001              0.001
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $11.21/$11.86     $9.83/$10.13    $23.11/$24.46    $32.28/$34.16    $20.34/$21.52    $9.55/$10.11      $10.29/$10.89
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
               656            2,618           8,319             5,121           35,838             125                 56
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $       7,352     $     25,737    $    192,248     $     165,311    $     728,805    $      1,194      $         574
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $       11.17     $       9.83    $      21.48     $       29.08    $       19.01    $       9.60      $       10.33
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
                39              756           2,921               719           13,777              15                  3
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $         440     $      7,427    $     62,739     $      20,916    $     261,935    $        145      $          33
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $       11.17     $       9.83    $      21.49     $       29.05    $       19.15    $       9.60      $       10.33
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
                55            1,691           2,358               839            9,245              14                  3
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $         618     $     16,626    $     50,682     $      24,376    $     176,987    $        132      $          26
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $          --    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
                --               --              --                --               --              --                 --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $          --    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $       29.24    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
                --               --              --               541               --              --                 --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $      15,811    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $32.39/$34.01    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
                --               --              --             3,985               --              --                 --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $     129,063    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $       29.20    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
                --               --              --               551               --              --                 --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $      16,081    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $       29.23    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
                --               --              --               218               --              --                 --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $       6,380    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $       11.24     $       9.81    $      24.28     $       32.87    $       21.16    $       9.53      $       10.26
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
                20            8,033           3,819             3,446            5,985              14                  1
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $         225     $     78,839    $     92,707     $     113,273    $     126,663    $        132      $          11
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $          --    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
                --               --              --                --               --              --                 --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $          --    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $       7,455     $    132,682    $    411,320     $     504,256    $   1,355,636    $      1,537      $         573
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $     99,865     $      58,496    $     150,419    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $          --    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------
     $          --     $         --    $         --     $          --    $          --    $         --      $          --
     -------------     ------------    -------------    -------------    -------------    ------------      -------------

         TARGET
     RETIREMENT 2030
          FUND*
     ---------------
       $       270
                --
                --
                --
                --
                 1
                --
                --
                50
       -----------
               321
       -----------
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
       -----------
                --
       -----------
       $       321
       ===========
       $       318
                (6)
                --
                 9
       -----------
       $       321
       ===========
           800,000
       -----------
             0.001
       -----------
       $9.23/$9.77
       -----------
                18
       -----------
       $       163
       -----------
       $      9.27
       -----------
                 8
       -----------
       $        78
       -----------
       $      9.27
       -----------
                 5
       -----------
       $        49
       -----------
       $        --
       -----------
                --
       -----------
       $        --
       -----------
       $        --
       -----------
                --
       -----------
       $        --
       -----------
       $        --
       -----------
                --
       -----------
       $        --
       -----------
       $        --
       -----------
                --
       -----------
       $        --
       -----------
       $        --
       -----------
                --
       -----------
       $        --
       -----------
       $      9.22
       -----------
                 4
       -----------
       $        31
       -----------
       $        --
       -----------
                --
       -----------
       $        --
       -----------
       $       261
       -----------
       $        --
       -----------
       $        --
       -----------
       $        --
       -----------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                TAX-FREE              TAX-FREE
                                                               CALIFORNIA             MINNESOTA
                                                                  FUND                  FUND
                                                              -------------         -------------
ASSETS
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................  $      21,103         $      34,510
 Cash(+)....................................................            686                 1,193
 Foreign currency on deposit with custodian#................             --                    --
 Unrealized appreciation in forward foreign currency
   contracts................................................             --                    --
 Receivables:
   Investment securities sold...............................             --                    --
   Fund shares sold.........................................             --                     1
   Dividends and interest...................................            262                   444
   Variation margin.........................................             --                    --
 Other assets...............................................             16                    24
                                                              -------------         -------------
Total assets................................................         22,067                36,172
                                                              -------------         -------------
LIABILITIES
 Unrealized depreciation on forward foreign currency
   contracts................................................             --                    --
 Bank overdraft -- U.S. Dollars(+)..........................             --                    --
 Bank overdraft -- foreign cash.............................             --                    --
 Payable upon return of securities loaned (Note 2d).........             --                    --
 Payables:
   Investment securities purchased..........................             --                 1,020
   Fund shares redeemed.....................................             --                    --
   Investment advisory and management fees (Note 3).........              2                     4
   Dividends................................................             --                    --
   Distribution fees (Note 3)...............................              1                     1
   Variation margin.........................................             --                    --
 Accrued expenses...........................................              5                     6
 Written options............................................             --                    --
                                                              -------------         -------------
Total liabilities...........................................              8                 1,031
                                                              -------------         -------------
Net assets..................................................  $      22,059         $      35,141
                                                              =============         =============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $      21,735         $      34,007
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................             --                    (2)
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................             (7)                   13
Unrealized appreciation (depreciation) of investments and
 the translations of assets and liabilities denominated in
 foreign currency...........................................            331                 1,123
                                                              -------------         -------------
Net assets..................................................  $      22,059         $      35,141
                                                              =============         =============
Shares authorized...........................................        300,000            19,250,000
                                                              -------------         -------------
Par value...................................................          0.001                0.0001
                                                              -------------         -------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $10.29/$10.77         $10.14/$10.62
                                                              -------------         -------------
       Shares outstanding...................................          1,788                   608
                                                              -------------         -------------
       Net assets...........................................  $      18,396         $       6,167
                                                              -------------         -------------
CLASS B: Net asset value per share..........................  $       10.28         $       10.15
                                                              -------------         -------------
        Shares outstanding..................................            153                    77
                                                              -------------         -------------
        Net assets..........................................  $       1,577         $         780
                                                              -------------         -------------
CLASS C: Net asset value per share..........................  $       10.30         $       10.17
                                                              -------------         -------------
       Shares outstanding...................................            203                    38
                                                              -------------         -------------
       Net assets...........................................  $       2,086         $         390
                                                              -------------         -------------
CLASS E: Net asset value per share/Maximum offering price
         per share..........................................  $          --         $10.20/$10.68
                                                              -------------         -------------
       Shares outstanding...................................             --                 2,411
                                                              -------------         -------------
       Net assets...........................................  $          --         $      24,596
                                                              -------------         -------------
CLASS H: Net asset value per share..........................  $          --         $       10.20
                                                              -------------         -------------
       Shares outstanding...................................             --                    12
                                                              -------------         -------------
       Net assets...........................................  $          --         $         117
                                                              -------------         -------------
CLASS L: Net asset value per share/Maximum offering price
         per share..........................................  $          --         $10.17/$10.65
                                                              -------------         -------------
       Shares outstanding...................................             --                   272
                                                              -------------         -------------
       Net assets...........................................  $          --         $       2,768
                                                              -------------         -------------
CLASS M: Net asset value per share..........................  $          --         $       10.19
                                                              -------------         -------------
        Shares outstanding..................................             --                    12
                                                              -------------         -------------
        Net assets..........................................  $          --         $         124
                                                              -------------         -------------
CLASS N: Net asset value per share..........................  $          --         $       10.19
                                                              -------------         -------------
       Shares outstanding...................................             --                    19
                                                              -------------         -------------
       Net assets...........................................  $          --         $         189
                                                              -------------         -------------
CLASS Y: Net asset value per share..........................  $          --         $       10.14
                                                              -------------         -------------
       Shares outstanding...................................             --                     1
                                                              -------------         -------------
       Net assets...........................................  $          --         $          10
                                                              -------------         -------------
CLASS Z: Net asset value per share..........................  $          --         $          --
                                                              -------------         -------------
       Shares outstanding...................................             --                    --
                                                              -------------         -------------
       Net assets...........................................  $          --         $          --
                                                              -------------         -------------
@ Cost of securities........................................  $      20,772         $      33,387
                                                              -------------         -------------
@ Market value of securities on loan........................  $          --         $          --
                                                              -------------         -------------
(+) Cash held as collateral on loaned securities............  $          --         $          --
                                                              -------------         -------------
# Cost of foreign currency on deposit with custodian........  $          --         $          --
                                                              -------------         -------------

*  Relates to investments in affiliated investment companies.


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      TAX-FREE        TAX-FREE          TOTAL       U.S. GOVERNMENT                       VALUE
      NATIONAL        NEW YORK       RETURN BOND      SECURITIES          VALUE       OPPORTUNITIES
        FUND            FUND            FUND             FUND             FUND            FUND
    -------------   -------------   -------------   ---------------   -------------   -------------
    $     113,065   $      15,376   $   1,015,486     $   220,025     $     142,415   $     283,507
            1,319               2           1,507              --               142             300
               --              --             637              --                --              --
               --              --             820              --                --              --
              140              --          37,657               2             1,434           2,676
              153              --           1,552             172               206             706
            1,699             211           5,741           1,850               206             239
               --              --              --              --                --              --
              106              19             104             101                48             146
    -------------   -------------   -------------     -----------     -------------   -------------
          116,482          15,608       1,063,504         222,150           144,451         287,574
    -------------   -------------   -------------     -----------     -------------   -------------
               --              --           2,281              --                --              --
               --              --              --             298                --              --
               --              --              --              --                --              --
               --              --         134,393          17,585                --          12,016
            1,690             175         152,998              --             1,706           3,056
               23               8             538             289                28              65
               14               1              78              24                19              39
               --              --              --              --                --              --
                6               1              39               8                 7              13
               --              --              --              --                --              --
               14               4             150              47                30              39
               --              --              --              --                --              --
    -------------   -------------   -------------     -----------     -------------   -------------
            1,747             189         290,477          18,251             1,790          15,228
    -------------   -------------   -------------     -----------     -------------   -------------
    $     114,735   $      15,419   $     773,027     $   203,899     $     142,661   $     272,346
    =============   =============   =============     ===========     =============   =============
    $     111,218   $      15,122   $     794,601     $   223,377     $     111,442   $     225,911
              (10)             (1)            241              (7)              425             433
               45              44          (8,995)        (14,848)           10,830          12,460
            3,482             254         (12,820)         (4,623)           19,964          33,542
    -------------   -------------   -------------     -----------     -------------   -------------
    $     114,735   $      15,419   $     773,027     $   203,899     $     142,661   $     272,346
    =============   =============   =============     ===========     =============   =============
       19,250,000         300,000         300,000      19,250,000           300,000      21,000,000
    -------------   -------------   -------------     -----------     -------------   -------------
           0.0001           0.001           0.001          0.0001             0.001          0.0001
    -------------   -------------   -------------     -----------     -------------   -------------
    $11.04/$11.56   $10.27/$10.75   $10.40/$10.89     $9.11/$9.54     $12.07/$12.77   $17.60/$18.62
    -------------   -------------   -------------     -----------     -------------   -------------
            5,276           1,074          34,587           4,882             5,965           5,293
    -------------   -------------   -------------     -----------     -------------   -------------
    $      58,272   $      11,033   $     359,712     $    44,469     $      71,970   $      93,158
    -------------   -------------   -------------     -----------     -------------   -------------
    $       10.97   $       10.27   $       10.35     $      9.07     $       11.92   $       16.37
    -------------   -------------   -------------     -----------     -------------   -------------
              611             167           7,443           1,999               932           1,074
    -------------   -------------   -------------     -----------     -------------   -------------
    $       6,700   $       1,715   $      77,012     $    18,129     $      11,112   $      17,581
    -------------   -------------   -------------     -----------     -------------   -------------
    $       11.00   $       10.27   $       10.41     $      9.07     $       11.92   $       16.37
    -------------   -------------   -------------     -----------     -------------   -------------
              958             260           6,901             926               952           1,051
    -------------   -------------   -------------     -----------     -------------   -------------
    $      10,540   $       2,671   $      71,869     $     8,399     $      11,344   $      17,205
    -------------   -------------   -------------     -----------     -------------   -------------
    $11.03/$11.55   $          --   $          --     $9.09/$9.52     $          --   $          --
    -------------   -------------   -------------     -----------     -------------   -------------
            2,655              --              --          10,486                --              --
    -------------   -------------   -------------     -----------     -------------   -------------
    $      29,291   $          --   $          --     $    95,338     $          --   $          --
    -------------   -------------   -------------     -----------     -------------   -------------
    $       11.00   $          --   $          --     $      9.06     $          --   $       16.41
    -------------   -------------   -------------     -----------     -------------   -------------
               21              --              --             251                --             265
    -------------   -------------   -------------     -----------     -------------   -------------
    $         229   $          --   $          --     $     2,276     $          --   $       4,346
    -------------   -------------   -------------     -----------     -------------   -------------
    $11.02/$11.54   $          --   $          --     $9.10/$9.53     $          --   $17.62/$18.50
    -------------   -------------   -------------     -----------     -------------   -------------
              726              --              --           3,532                --           1,840
    -------------   -------------   -------------     -----------     -------------   -------------
    $       8,005   $          --   $          --     $    32,135     $          --   $      32,423
    -------------   -------------   -------------     -----------     -------------   -------------
    $       11.00   $          --   $          --     $      9.06     $          --   $       16.39
    -------------   -------------   -------------     -----------     -------------   -------------
              111              --              --             266                --             464
    -------------   -------------   -------------     -----------     -------------   -------------
    $       1,225   $          --   $          --     $     2,408     $          --   $       7,608
    -------------   -------------   -------------     -----------     -------------   -------------
    $       10.98   $          --   $          --     $      9.05     $          --   $       16.41
    -------------   -------------   -------------     -----------     -------------   -------------
               42              --              --              82                --             139
    -------------   -------------   -------------     -----------     -------------   -------------
    $         463   $          --   $          --     $       744     $          --   $       2,275
    -------------   -------------   -------------     -----------     -------------   -------------
    $       11.02   $          --   $       10.51     $      9.15     $       12.04   $       17.78
    -------------   -------------   -------------     -----------     -------------   -------------
                1              --          25,157              --             4,008           5,498
    -------------   -------------   -------------     -----------     -------------   -------------
    $          10   $          --   $     264,434     $         1     $      48,235   $      97,750
    -------------   -------------   -------------     -----------     -------------   -------------
    $          --   $          --   $          --     $        --     $          --   $          --
    -------------   -------------   -------------     -----------     -------------   -------------
               --              --              --              --                --              --
    -------------   -------------   -------------     -----------     -------------   -------------
    $          --   $          --   $          --     $        --     $          --   $          --
    -------------   -------------   -------------     -----------     -------------   -------------
    $     109,583   $      15,122   $   1,026,881     $   707,951     $     122,451   $     249,969
    -------------   -------------   -------------     -----------     -------------   -------------
    $          --   $          --   $     131,672     $    17,153     $          --   $      11,722
    -------------   -------------   -------------     -----------     -------------   -------------
    $          --   $          --   $          --     $        --     $          --   $          --
    -------------   -------------   -------------     -----------     -------------   -------------
    $          --   $          --   $         615     $        --     $          --   $          --
    -------------   -------------   -------------     -----------     -------------   -------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF OPERATIONS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                    AGGRESSIVE GROWTH
                                                              ADVISERS FUND         ALLOCATION FUND*
                                                              -------------         -----------------
INVESTMENT INCOME:
  Dividends.................................................    $ 11,525                 $ 1,365
  Interest..................................................      16,112                      --
  Securities lending........................................         414                      --
  Less: Foreign tax withheld................................        (127)                     --
                                                                --------                 -------
    Total investment income, net............................      27,924                   1,365
                                                                --------                 -------
EXPENSES:
  Investment management and advisory fees...................       5,834                     138
  Transfer agent fees.......................................       2,092                     170
  Distribution fees
    Class A.................................................       1,501                      95
    Class B.................................................       2,110                     123
    Class C.................................................       1,240                     189
    Class H.................................................          --                      --
    Class L.................................................          --                      --
    Class M.................................................          --                      --
    Class N.................................................          --                      --
  Custodian fees............................................          33                       1
  Accounting services.......................................         158                       7
  Registration and filing fees..............................          60                      26
  Board of Directors' fees..................................          16                      --
  Other expenses............................................         393                      42
                                                                --------                 -------
    Total expenses (before waivers and fees paid
     indirectly)............................................      13,437                     791
  Expense waivers...........................................        (472)                    (97)
  Transfer agent waiver.....................................          --                      --
  Fees paid indirectly......................................        (116)                     --
                                                                --------                 -------
    Total waivers and fees paid indirectly..................        (588)                    (97)
                                                                --------                 -------
    Total expenses, net.....................................      12,849                     694
                                                                --------                 -------
  Net investment income (loss)..............................      15,075                     671
                                                                --------                 -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................     145,420                   4,556
  Net realized gain (loss) on futures and options
    contracts...............................................          --                      --
  Net realized gain (loss) on foreign currency
    transactions............................................         (31)                     --
                                                                --------                 -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............     145,389                   4,556
                                                                --------                 -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................     (33,437)                 13,811
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................          --                      --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           7                      --
                                                                --------                 -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................     (33,430)                 13,811
                                                                --------                 -------
NET GAIN(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND OPTIONS
  AND FOREIGN CURRENCY TRANSACTIONS:........................     111,959                  18,367
                                                                --------                 -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $127,034                 $19,038
                                                                ========                 =======

*  Relates to investments in affiliated investment companies.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     BALANCED      CAPITAL          CAPITAL       CONSERVATIVE   DISCIPLINED
    ALLOCATION   APPRECIATION   APPRECIATION II    ALLOCATION      EQUITY      DIVIDEND AND   EQUITY INCOME   FLOATING RATE
      FUND*          FUND            FUND            FUND*          FUND       GROWTH FUND        FUND            FUND
    ----------   ------------   ---------------   ------------   -----------   ------------   -------------   -------------
     $ 7,435      $   90,135        $   942          $2,394        $ 3,338       $ 36,855        $ 7,735         $    --
          --          12,508            153              --            140          1,717            110          19,828
          --             624             --              --             --             77             --              --
          --          (2,261)           (34)             --             (1)          (315)            --              --
     -------      ----------        -------          ------        -------       --------        -------         -------
       7,435         101,006          1,061           2,394          3,477         38,334          7,845          19,828
     -------      ----------        -------          ------        -------       --------        -------         -------
         515          37,440            703             126          1,562          9,467          1,982           1,926
         326          10,931            160              62            405          2,940            457             193
         397           8,924            118              94            258          2,789            510             466
         420           8,785             56              81            198          1,754            178              55
         613          10,892            174             173            167          1,436            263             947
          --              --             --              --             --             --             --              --
          --              --             --              --             --             --             --              --
          --              --             --              --             --             --             --              --
          --              --             --              --             --             --             --              --
           1           1,116             94               1              6             10              7               3
          26             940             11               6             32            249             41              48
          44             295             29              25             27            105             62              85
           1              58             --               1              3             19              2               3
          93           1,714             13              26             88            475             98              83
     -------      ----------        -------          ------        -------       --------        -------         -------
       2,436          81,095          1,358             595          2,746         19,244          3,600           3,809
         (72)             --            (54)            (36)           (32)            --           (745)         (1,926)
          --              --             (2)             --            (17)            --             --              --
          --          (1,496)           (14)             --            (25)          (117)           (20)             (4)
     -------      ----------        -------          ------        -------       --------        -------         -------
         (72)         (1,496)           (70)            (36)           (74)          (117)          (765)         (1,930)
     -------      ----------        -------          ------        -------       --------        -------         -------
       2,364          79,599          1,288             559          2,672         19,127          2,835           1,879
     -------      ----------        -------          ------        -------       --------        -------         -------
       5,071          21,407           (227)          1,835            805         19,207          5,010          17,949
     -------      ----------        -------          ------        -------       --------        -------         -------
      16,559         833,774          5,871           3,363         11,888         99,687         14,442              29
          --          (2,062)            --              --             25             --             --
          --            (507)           (11)             --             --             --             --              14
     -------      ----------        -------          ------        -------       --------        -------         -------
      16,559         831,205          5,860           3,363         11,913         99,687         14,442              43
     -------      ----------        -------          ------        -------       --------        -------         -------
      26,474         849,558         17,476           2,886         17,246        194,261         32,903           3,286
          --          (1,195)            --              --             --             --             --              --
          --             338              2              --             --             --             --              23
     -------      ----------        -------          ------        -------       --------        -------         -------
      26,474         848,701         17,478           2,886         17,246        194,261         32,903           3,309
     -------      ----------        -------          ------        -------       --------        -------         -------
      43,033       1,679,906         23,338           6,249         29,159        293,948         47,345           3,352
     -------      ----------        -------          ------        -------       --------        -------         -------
     $48,104      $1,701,313        $23,111          $8,084        $29,964       $313,155        $52,355         $21,301
     =======      ==========        =======          ======        =======       ========        =======         =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                  GLOBAL
                                                               FOCUS          COMMUNICATIONS
                                                               FUND                FUND
                                                              -------         --------------
INVESTMENT INCOME:
  Dividends.................................................  $   713            $   334
  Interest..................................................       16                 22
  Securities lending........................................        1                 14
  Less: Foreign tax withheld................................      (22)               (19)
                                                              -------            -------
    Total investment income, net............................      708                351
                                                              -------            -------
EXPENSES:
  Investment management and advisory fees...................      409                149
  Transfer agent fees.......................................      103                 43
  Distribution fees
    Class A.................................................       62                 27
    Class B.................................................       77                 18
    Class C.................................................       81                 19
    Class H.................................................       --                 --
    Class L.................................................       --                 --
    Class M.................................................       --                 --
    Class N.................................................       --                 --
  Custodian fees............................................       11                 12
  Accounting services.......................................        7                  2
  Registration and filing fees..............................       21                 22
  Board of Directors' fees..................................        1                 --
  Other expenses............................................
                                                              -------            -------
    Total expenses (before waivers and fees paid
     indirectly)............................................      796                301
  Expense waivers...........................................      (65)              (104)
  Transfer agent waiver.....................................       --                 (3)
  Fees paid indirectly......................................      (13)                (1)
                                                              -------            -------
    Total waivers and fees paid indirectly..................      (78)              (108)
                                                              -------            -------
    Total expenses, net.....................................      718                193
                                                              -------            -------
  Net investment income (loss)..............................      (10)               158
                                                              -------            -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................    8,936              2,396
  Net realized gain (loss) on futures and options
    contracts...............................................       --                 --
  Net realized gain (loss) on foreign currency
    transactions............................................        4                  1
                                                              -------            -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............    8,940              2,397
                                                              -------            -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND OPTIONS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................   (3,021)             1,215
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................       --                 --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       (2)                 1
                                                              -------            -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN AND
  OPTIONS CURRENCY TRANSACTIONS.............................   (3,023)             1,216
                                                              -------            -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............    5,917              3,613
                                                              -------            -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $ 5,907            $ 3,771
                                                              =======            =======

*  Relates to investments in affiliated investment companies.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                          GLOBAL       GROWTH                      GROWTH
    GLOBAL FINANCIAL   GLOBAL HEALTH   GLOBAL LEADERS   TECHNOLOGY   ALLOCATION                 OPPORTUNITIES   HIGH YIELD
     SERVICES FUND         FUND             FUND           FUND        FUND*      GROWTH FUND       FUND           FUND
    ----------------   -------------   --------------   ----------   ----------   -----------   -------------   ----------
         $  271           $ 2,546         $  3,854        $  159      $ 5,122      $  5,609       $  3,334       $    --
             16               212              178            17           --           631            483        12,000
              2                83               82             1           --           103            516            96
            (27)              (50)            (320)          (14)          --           (51)           (98)           --
         ------           -------         --------        ------      -------      --------       --------       -------
            262             2,791            3,794           163        5,122         6,292          4,235        12,096
         ------           -------         --------        ------      -------      --------       --------       -------
            114             2,823            2,871           297          454         4,695          3,974         1,156
             32               617            1,103           174          423         1,167            867           340
             19               290              546            41          316           880            347           242
             18               377              411            68          402           245            128           219
             15               398              369            59          613           446            145           232
             --                --               --            --           --            99            196            --
             --                --               --            --           --           379            744            --
             --                --               --            --           --            96            117            --
             --                --               --            --           --            22             28            --
              8                29              135            20            1             8             51            34
              2                47               58             5           23            77             31            26
             21                29               38            25           45            82             70            31
             --                 2                5            --            1             7              6             3
             10               132              157            16           88           151            206            89
         ------           -------         --------        ------      -------      --------       --------       -------
            239             4,744            5,693           705        2,366         8,354          6,910         2,372
            (85)              (94)            (175)         (136)        (204)           (9)          (383)         (256)
             (2)              (60)            (125)          (81)          --           (22)          (257)           --
             (1)              (11)            (190)           (7)          --          (101)          (148)           (9)
         ------           -------         --------        ------      -------      --------       --------       -------
            (88)             (165)            (490)         (224)        (204)         (132)          (788)         (265)
         ------           -------         --------        ------      -------      --------       --------       -------
            151             4,579            5,203           481        2,162         8,222          6,122         2,107
         ------           -------         --------        ------      -------      --------       --------       -------
            111            (1,788)          (1,409)         (318)       2,960        (1,930)        (1,887)        9,989
         ------           -------         --------        ------      -------      --------       --------       -------
            425            20,524           52,464         5,706       14,981        61,480        110,180        (3,362)
             --                --               --            --           --            --             --             8
             (1)              (14)            (227)            1           --            --             53           (43)
         ------           -------         --------        ------      -------      --------       --------       -------
            424            20,510           52,237         5,707       14,981        61,480        110,233        (3,397)
         ------           -------         --------        ------      -------      --------       --------       -------
          3,345            26,533           68,012         3,087       32,968        60,238         53,836         7,744
             --                --               --            --           --            --             --            88
              1                40               69            --           --            --              3           198
         ------           -------         --------        ------      -------      --------       --------       -------
          3,346            26,573           68,081         3,087       32,968        60,238         53,839         8,030
         ------           -------         --------        ------      -------      --------       --------       -------
          3,770            47,083          120,318         8,794       47,949       121,718        164,072         4,633
         ------           -------         --------        ------      -------      --------       --------       -------
         $3,881           $45,295         $118,909        $8,476      $50,909      $119,788       $162,185       $14,622
         ======           =======         ========        ======      =======      ========       ========       =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              INCOME ALLOCATION
                                                                    FUND*               INCOME FUND
                                                              -----------------         -----------
INVESTMENT INCOME:
  Dividends.................................................        $ 792                 $   --
  Interest..................................................           --                  1,932
  Securities lending........................................           --                     --
  Less: Foreign tax withheld................................           --                     --
                                                                    -----                 ------
    Total investment income, net............................          792                  1,932
                                                                    -----                 ------
EXPENSES:
  Investment management and advisory fees...................           32                    183
  Transfer agent fees.......................................           22                     41
  Distribution fees
    Class A.................................................           24                     39
    Class B.................................................           23                     29
    Class C.................................................           41                     25
    Class H.................................................           --                     --
    Class L.................................................           --                     --
    Class M.................................................           --                     --
    Class N.................................................           --                     --
  Custodian fees............................................            1                     11
  Accounting services.......................................            2                      5
  Registration and filing fees..............................           19                     24
  Board of Directors' fees..................................           --                     --
  Other expenses............................................            9                     19
                                                                    -----                 ------
    Total expenses (before waivers and fees paid
     indirectly)............................................          173                    376
  Expense waivers...........................................          (33)                   (70)
  Transfer agent waiver.....................................           --                     --
  Fees paid indirectly......................................           --                     (1)
                                                                    -----                 ------
    Total waivers and fees paid indirectly..................          (33)                   (71)
                                                                    -----                 ------
    Total expenses, net.....................................          140                    305
                                                                    -----                 ------
  Net investment income (loss)..............................          652                  1,627
                                                                    -----                 ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................         (147)                  (225)
  Net realized gain (loss) on futures and options
    contracts...............................................           --                     67
  Net realized gain (loss) on foreign currency
    transactions............................................           --                    (13)
                                                                    -----                 ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............         (147)                  (171)
                                                                    -----                 ------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................         (150)                  (460)
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................           --                    (24)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           --                      8
                                                                    -----                 ------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................         (150)                  (476)
                                                                    -----                 ------
NET GAIN(LOSS) ON INVESTMENTS, FUTURES AND OPTIONS CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:........................         (297)                  (647)
                                                                    -----                 ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................        $ 355                 $  980
                                                                    =====                 ======

*  Relates to investments in affiliated investment companies.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                             INTERNATIONAL
    INFLATION PLUS   INTERNATIONAL CAPITAL   OPPORTUNITIES   INTERNATIONAL SMALL    MIDCAP    MIDCAP VALUE   MONEY MARKET
         FUND          APPRECIATION FUND         FUND           COMPANY FUND         FUND         FUND           FUND
    --------------   ---------------------   -------------   -------------------   --------   ------------   ------------
       $     --             $ 1,782             $ 2,107            $ 1,550         $ 13,586     $ 2,507         $   --
         19,298                 178                 204                 97            1,254         124          5,264
             --                  50                  42                 79              205          17             --
             --                (205)               (230)              (206)            (134)        (14)            --
       --------             -------             -------            -------         --------     -------         ------
         19,298               1,805               2,123              1,520           14,911       2,634          5,264
       --------             -------             -------            -------         --------     -------         ------
          2,731               1,437                 839                726           11,038       1,983            589
            458                 325                 336                102            3,008         594            278
            475                 189                 156                 55            2,283         377            220
            573                 129                 133                 39            2,458         317            137
          1,731                 170                  92                 68            2,661         325             77
             --                  --                  --                 --               --          --             --
             --                  --                  --                 --               --          --             --
             --                  --                  --                 --               --          --             --
             --                  --                  --                 --               --          --             --
              8                  90                  83                 71               25          17              3
             79                  24                  16                 12              250          39             20
             75                  40                  25                 27               54          32             37
              6                   2                   1                  1               19           3              2
            239                  57                  40                 34              478         104             65
       --------             -------             -------            -------         --------     -------         ------
          6,375               2,463               1,721              1,135           22,274       3,791          1,428
           (299)               (106)                (69)               (50)              --        (129)          (179)
             --                 (10)                (61)               (13)              --          (5)            --
             (3)                (70)                (34)               (27)            (369)        (43)            --
       --------             -------             -------            -------         --------     -------         ------
           (302)               (186)               (164)               (90)            (369)       (177)          (179)
       --------             -------             -------            -------         --------     -------         ------
          6,073               2,277               1,557              1,045           21,905       3,614          1,249
       --------             -------             -------            -------         --------     -------         ------
         13,225                (472)                566                475           (6,994)       (980)         4,015
       --------             -------             -------            -------         --------     -------         ------
         (5,723)             28,065              14,400             17,190          330,237      42,247             --
             31                  --                  --                 --               --          --             --
            (42)               (121)                (81)             2,162              (66)         14             --
       --------             -------             -------            -------         --------     -------         ------
         (5,734)             27,944              14,319             19,352          330,171      42,261             --
       --------             -------             -------            -------         --------     -------         ------
        (19,380)             37,128              25,245             18,550          161,908      40,072             --
            (24)                 --                  --                 --               --          --             --
            (38)                 37                 (45)            (2,078)               9          (1)            --
       --------             -------             -------            -------         --------     -------         ------
        (19,442)             37,165              25,200             16,472          161,917      40,071             --
       --------             -------             -------            -------         --------     -------         ------
        (25,176)             65,109              39,519             35,824          492,088      82,332             --
       --------             -------             -------            -------         --------     -------         ------
       $(11,951)            $64,637             $40,085            $36,299         $485,094     $81,352         $4,015
       ========             =======             =======            =======         ========     =======         ======

     RETIREMENT
       INCOME
       FUND*
     ----------
        $  4
          --
          --
          --
        ----
           4
        ----
          --
          --
          --
          --
          --
          --
          --
          --
          --
           1
          --
          23
          --
          13
        ----
          37
         (36)
          --
          --
        ----
         (36)
        ----
           1
        ----
           3
        ----
           1
          --
          --
        ----
           1
        ----
           2
          --
          --
        ----
           2
        ----
           3
        ----
        $  6
        ====

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              SELECT MIDCAP GROWTH         SELECT MIDCAP VALUE
                                                                      FUND                        FUND
                                                              --------------------         -------------------
INVESTMENT INCOME:
  Dividends.................................................         $   77                      $  234
  Interest..................................................             30                          33
  Securities lending........................................             --                          --
  Less: Foreign tax withheld................................             --                          --
                                                                     ------                      ------
    Total investment income, net............................            107                         267
                                                                     ------                      ------
EXPENSES:
  Investment management and advisory fees...................            167                         187
  Transfer agent fees.......................................             52                          29
  Distribution fees
    Class A.................................................             24                          38
    Class B.................................................             15                          12
    Class C.................................................             13                          21
    Class H.................................................             --                          --
    Class L.................................................             --                          --
    Class M.................................................             --                          --
    Class N.................................................             --                          --
  Custodian fees............................................             20                          12
  Accounting services.......................................              3                           3
  Registration and filing fees..............................             17                          23
  Board of Directors' fees..................................             --                          --
  Other expenses............................................              8                          14
                                                                     ------                      ------
    Total expenses (before waivers and fees paid
     indirectly)............................................            319                         339
  Expense waivers...........................................            (55)                        (24)
  Transfer agent waiver.....................................             (2)                         --
  Fees paid indirectly......................................             (6)                        (13)
                                                                     ------                      ------
    Total waivers and fees paid indirectly..................            (63)                        (37)
                                                                     ------                      ------
    Total expenses, net.....................................            256                         302
                                                                     ------                      ------
  Net investment income (loss)..............................           (149)                        (35)
                                                                     ------                      ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................          1,262                       1,319
  Net realized gain (loss) on futures and options
    contracts...............................................             --                          --
  Net realized gain (loss) on foreign currency
    transactions............................................             --                          --
                                                                     ------                      ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............          1,262                       1,319
                                                                     ------                      ------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................          3,635                       3,187
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................             --                          --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...             --                          --
                                                                     ------                      ------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................          3,635                       3,187
                                                                     ------                      ------
NET GAIN(LOSS) ON INVESTMENTS, FUTURES AND OPTIONS CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:........................          4,897                       4,506
                                                                     ------                      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................         $4,748                      $4,471
                                                                     ======                      ======

*  Relates to investments in affiliated investment companies.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    SELECT SMALLCAP   SHORT DURATION   SMALL COMPANY   SMALLCAP GROWTH    STOCK     TARGET RETIREMENT   TARGET RETIREMENT
      GROWTH FUND          FUND            FUND             FUND           FUND        2010 FUND*          2020 FUND*
    ---------------   --------------   -------------   ---------------   --------   -----------------   -----------------
        $   15            $   --          $   648          $ 1,440       $ 12,052         $  5                $  7
             6             2,931              163              333            128           --                  --
            --                --               94              140             62           --                  --
            --                --              (35)              (2)          (211)          --                  --
        ------            ------          -------          -------       --------         ----                ----
            21             2,931              870            1,911         12,031            5                   7
        ------            ------          -------          -------       --------         ----                ----
            36               374            1,481            1,561          4,710           --                  --
             1                52              448              278          2,074           --                   1
             8                34              222              119            907           --                   1
             1                40              303               94          1,365           --                  --
             2                99              241               99            905           --                  --
            --                --               --               80             --           --                  --
            --                --               --              159             --           --                  --
            --                --               --               81             --           --                  --
            --                --               --               32             --           --                  --
             6                 4               27                8             34            1                   1
             1                11               29               18            108           --                  --
            22                29               33               45             46           21                  21
            --                 1                2                2             11           --                  --
            22                41               76               77            268            8                   7
        ------            ------          -------          -------       --------         ----                ----
            99               685            2,862            2,653         10,428           30                  31
           (39)              (69)            (152)            (112)          (564)         (28)                (30)
            --                --              (16)             (53)          (208)          --                  --
            (1)               (1)             (61)             (46)          (106)          --                  --
        ------            ------          -------          -------       --------         ----                ----
           (40)              (70)            (229)            (211)          (878)         (28)                (30)
        ------            ------          -------          -------       --------         ----                ----
            59               615            2,633            2,442          9,550            2                   1
        ------            ------          -------          -------       --------         ----                ----
           (38)            2,316           (1,763)            (531)         2,481            3                   6
        ------            ------          -------          -------       --------         ----                ----
           (18)             (557)          47,480           16,469        124,025            1                   8
            --                --               --              657             --           --                  --
            --                --               17               --            (27)          --                  --
        ------            ------          -------          -------       --------         ----                ----
           (18)             (557)          47,497           17,126        123,998            1                   8
        ------            ------          -------          -------       --------         ----                ----
         1,122               262           31,302           28,916          5,963           15                  18
            --                --               --               89             --           --                  --
            --                --              (10)               1              8           --                  --
        ------            ------          -------          -------       --------         ----                ----
         1,122               262           31,292           29,006          5,971           15                  18
        ------            ------          -------          -------       --------         ----                ----
         1,104              (295)          78,789           46,132        129,969           16                  26
        ------            ------          -------          -------       --------         ----                ----
        $1,066            $2,021          $77,026          $45,601       $132,450         $ 19                $ 32
        ======            ======          =======          =======       ========         ====                ====

     TARGET RETIREMENT
        2030 FUND*
     -----------------
           $  1
             --
             --
             --
           ----
              1
           ----
             --
             --
             --
             --
             --
             --
             --
             --
             --
              2
             --
             23
             --
              5
           ----
             30
            (30)
             --
             --
           ----
            (30)
           ----
             --
           ----
              1
           ----
             --
             --
             --
           ----
             --
           ----
             10
             --
             --
           ----
             10
           ----
             10
           ----
           $ 11
           ====

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              TAX-FREE CALIFORNIA         TAX-FREE MINNESOTA
                                                                     FUND                        FUND
                                                              -------------------         ------------------
INVESTMENT INCOME:
  Dividends.................................................         $ --                       $  --
  Interest..................................................          463                         837
  Securities lending........................................           --                          --
  Less: Foreign tax withheld................................           --                          --
                                                                     ----                       -----
    Total investment income, net............................          463                         837
                                                                     ----                       -----
EXPENSES:
  Investment management and advisory fees...................           56                         126
  Transfer agent fees.......................................            4                           4
  Distribution fees
    Class A.................................................           21                           7
    Class B.................................................            7                           4
    Class C.................................................           10                           2
    Class H.................................................           --                           1
    Class L.................................................           --                           4
    Class M.................................................           --                           1
    Class N.................................................           --                           1
  Custodian fees............................................            2                           2
  Accounting services.......................................            1                           1
  Registration and filing fees..............................            3                           9
  Board of Directors' fees..................................           --                          --
  Other expenses............................................            9                          13
                                                                     ----                       -----
    Total expenses (before waivers and fees paid
     indirectly)............................................          113                         175
  Expense waivers...........................................           (8)                        (17)
  Transfer agent waiver.....................................           --                          --
  Fees paid indirectly......................................           (2)                         (2)
                                                                     ----                       -----
    Total waivers and fees paid indirectly..................          (10)                        (19)
                                                                     ----                       -----
    Total expenses, net.....................................          103                         156
                                                                     ----                       -----
  Net investment income (loss)..............................          360                         681
                                                                     ----                       -----
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................           (7)                         13
  Net realized gain (loss) on futures options contracts.....           --                          --
  Net realized gain (loss) on foreign currency
    transactions............................................           --                          --
                                                                     ----                       -----
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:........................           (7)                         13
                                                                     ----                       -----
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................          (50)                       (220)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................           --                          --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           --                          --
                                                                     ----                       -----
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................          (50)                       (220)
                                                                     ----                       -----
NET GAIN(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:....................................          (57)                       (207)
                                                                     ----                       -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................         $303                       $ 474
                                                                     ====                       =====

*  Relates to investments in affiliated investment companies.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    TAX-FREE NATIONAL   TAX-FREE NEW YORK   TOTAL RETURN BOND   U.S. GOVERNMENT    VALUE    VALUE OPPORTUNITIES
          FUND                FUND                FUND          SECURITIES FUND    FUND            FUND
    -----------------   -----------------   -----------------   ---------------   -------   -------------------
         $   --               $ --              $     83            $    --       $ 1,720         $ 2,061
          2,685                351                17,449              6,119            54              62
             --                 --                   136                 31            --              18
             --                 --                    --                 --            (1)            (38)
         ------               ----              --------            -------       -------         -------
          2,685                351                17,668              6,150         1,773           2,103
         ------               ----              --------            -------       -------         -------
            398                 43                 2,184                787           586           1,100
             23                  1                   632                113           113             165
             63                 14                   413                 56            84              98
             33                  9                   391                 98            53              78
             47                 13                   361                 45            54              73
              1                 --                    --                 13            --              24
             10                 --                    --                 42            --              38
              6                 --                    --                 13            --              39
              2                 --                    --                  4            --              11
              2                  1                    15                  7             5              15
              5                  1                    58                  7            12              17
             38                  3                    40                 47            27              43
              1                 --                     4                  2             1               1
             36                  9                   154                 65            36              56
         ------               ----              --------            -------       -------         -------
            665                 94                 4,252              1,299           971           1,758
            (80)               (11)                  (46)               (95)           (8)            (72)
             --                 --                    --                 --            (3)             (4)
             (2)                (2)                  (13)                --            (7)            (12)
         ------               ----              --------            -------       -------         -------
            (82)               (13)                  (59)               (95)          (18)            (88)
         ------               ----              --------            -------       -------         -------
            583                 81                 4,193              1,204           953           1,670
         ------               ----              --------            -------       -------         -------
          2,102                270                13,475              4,946           820             433
         ------               ----              --------            -------       -------         -------
             45                 44                (7,961)            (2,267)       12,486          12,547
             --                 --                   280                 --            --              --
             --                 --                  (413)                --            --              (1)
         ------               ----              --------            -------       -------         -------
             45                 44                (8,094)            (2,267)       12,486          12,546
         ------               ----              --------            -------       -------         -------
           (149)               (82)               (3,997)            (2,313)        4,286          25,756
             --                 --                    --                 --            --              --
             --                 --                   723                 --            --               4
         ------               ----              --------            -------       -------         -------
           (149)               (82)               (3,274)            (2,313)        4,286          25,760
         ------               ----              --------            -------       -------         -------
           (104)               (38)              (11,368)            (4,580)       16,772          38,306
         ------               ----              --------            -------       -------         -------
         $1,998               $232              $  2,107            $   366       $17,592         $38,739
         ======               ====              ========            =======       =======         =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 ADVISERS FUND                AGGRESSIVE GROWTH ALLOCATION FUND*
                                                      ------------------------------------   ------------------------------------
                                                      FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR
                                                        PERIOD ENDED           ENDED           PERIOD ENDED           ENDED
                                                       APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005
                                                      -----------------   ----------------   -----------------   ----------------
                                                         (UNAUDITED)                            (UNAUDITED)
OPERATIONS:
  Net investment income (loss)......................     $   15,075          $   32,907          $    671            $   (503)
  Net realized gain (loss) on investments, futures
    and options contracts and foreign currency
    transactions....................................        145,389             122,160             4,556                 544
  Net unrealized appreciation (depreciation) of
    investments, futures and options contracts and
    foreign currency transactions...................        (33,430)              3,416            13,811               4,848
                                                         ----------          ----------          --------            --------
  Net increase (decrease) in net assets resulting
    from operations.................................        127,034             158,483            19,038               4,889
                                                         ----------          ----------          --------            --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.........................................         (9,652)            (27,412)             (498)                (35)
    Class B.........................................         (1,770)             (5,973)              (30)                 (1)
    Class C.........................................         (1,134)             (3,839)              (51)                 (2)
    Class E.........................................             --                  --                --                  --
    Class H.........................................             --                  --                --                  --
    Class L.........................................             --                  --                --                  --
    Class M.........................................             --                  --                --                  --
    Class N.........................................             --                  --                --                  --
    Class Y.........................................           (168)               (344)               --                  --
    Class Z.........................................             --                  --                --                  --
  From net realized gain on investments
    Class A.........................................             --                  --               (33)                 (1)
    Class B.........................................             --                  --               (12)                 --
    Class C.........................................             --                  --               (19)                 --
    Class E.........................................             --                  --                --                  --
    Class H.........................................             --                  --                --                  --
    Class L.........................................             --                  --                --                  --
    Class M.........................................             --                  --                --                  --
    Class N.........................................             --                  --                --                  --
    Class Y.........................................             --                  --                --                  --
    Class Z.........................................             --                  --                --                  --
                                                         ----------          ----------          --------            --------
    Total distributions.............................        (12,724)            (37,568)             (643)                (39)
                                                         ----------          ----------          --------            --------
CAPITAL SHARE TRANSACTIONS:
    Class A.........................................       (108,251)           (392,975)           29,826              43,217
    Class B.........................................        (63,502)           (139,987)            6,717              14,732
    Class C.........................................        (27,862)           (118,673)            7,557              25,790
    Class E.........................................             --                  --                --                  --
    Class H.........................................             --                  --                --                  --
    Class L.........................................             --                  --                --                  --
    Class M.........................................             --                  --                --                  --
    Class N.........................................             --                  --                --                  --
    Class Y.........................................            784               1,012                --                  --
    Class Z.........................................             --                  --                --                  --
                                                         ----------          ----------          --------            --------
  Net increase (decrease) from capital share
    transactions....................................       (198,831)           (650,623)           44,100              83,739
                                                         ----------          ----------          --------            --------
  Net increase (decrease) in net assets.............        (84,521)           (529,708)           62,495              88,589
NET ASSETS:
  Beginning of period...............................      1,929,353           2,459,061           110,960              22,371
                                                         ----------          ----------          --------            --------
  End of period.....................................     $1,844,832          $1,929,353          $173,455            $110,960
                                                         ==========          ==========          ========            ========
Accumulated undistributed (distribution in excess
  of) net investment income.........................     $    4,411          $    2,060          $     92            $     --
                                                         ==========          ==========          ========            ========

 * Relates to investments in affiliated investment companies.
** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         BALANCED ALLOCATION FUND*              CAPITAL APPRECIATION FUND             CAPITAL APPRECIATION II FUND
    ------------------------------------   ------------------------------------   ------------------------------------
                                                                                                       FOR THE PERIOD
    FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH   APRIL 29, 2005**
      PERIOD ENDED           ENDED           PERIOD ENDED           ENDED           PERIOD ENDED          THROUGH
     APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005
    -----------------   ----------------   -----------------   ----------------   -----------------   ----------------
       (UNAUDITED)                            (UNAUDITED)                            (UNAUDITED)
        $  5,071            $  2,838          $    21,407         $    4,278          $   (227)           $  (121)
          16,559                 890              831,205          1,118,465             5,860              1,147
          26,474              11,897              848,701            274,627            17,478              1,410
        --------            --------          -----------         ----------          --------            -------
          48,104              15,625            1,701,313          1,397,370            23,111              2,436
        --------            --------          -----------         ----------          --------            -------
          (3,574)             (1,883)                  --                 --                --                 --
            (661)               (179)                  --                 --                --                 --
            (963)               (268)                  --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
            (534)                 --             (572,135)                --              (813)                --
            (148)                 --             (164,904)                --               (92)                --
            (208)                 --             (185,821)                --              (283)                --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --              (21,922)                --                (4)                --
              --                  --                   --                 --                --                 --
        --------            --------          -----------         ----------          --------            -------
          (6,088)             (2,330)            (944,782)                --            (1,192)                --
        --------            --------          -----------         ----------          --------            -------
          87,598             187,765            1,617,923          1,010,045            78,060             55,083
          17,111              51,526              125,190            (53,909)            9,945              6,190
          30,109              69,611              584,169            230,865            31,401             19,141
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --                   --                 --                --                 --
              --                  --               76,432             97,646                 4                300
              --                  --                   --                 --                --                 --
        --------            --------          -----------         ----------          --------            -------
         134,818             308,902            2,403,714          1,284,647           119,410             80,714
        --------            --------          -----------         ----------          --------            -------
         176,834             322,197            3,160,245          2,682,017           141,329             83,150
         438,745             116,548            9,782,815          7,100,798            83,150                 --
        --------            --------          -----------         ----------          --------            -------
        $615,579            $438,745          $12,943,060         $9,782,815          $224,479            $83,150
        ========            ========          ===========         ==========          ========            =======
        $    432            $    559          $    21,414         $        7          $   (227)           $    --
        ========            ========          ===========         ==========          ========            =======

        CONSERVATIVE ALLOCATION FUND*
     ------------------------------------

     FOR THE SIX-MONTH     FOR THE YEAR
       PERIOD ENDED           ENDED
      APRIL 30, 2006     OCTOBER 31, 2005
     -----------------   ----------------
        (UNAUDITED)
         $  1,835            $  1,781
            3,363               1,108
            2,886                 354
         --------            --------
            8,084               3,243
         --------            --------
           (1,309)             (1,112)
             (223)               (127)
             (434)               (262)
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
             (771)                 --
             (162)                 --
             (301)                 --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
         --------            --------
           (3,200)             (1,501)
         --------            --------
            6,786              35,327
            2,786               9,320
           11,167              16,401
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
         --------            --------
           20,739              61,048
         --------            --------
           25,623              62,790
          112,511              49,721
         --------            --------
         $138,134            $112,511
         ========            ========
         $    197            $    328
         ========            ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                            DISCIPLINED EQUITY FUND                DIVIDEND AND GROWTH FUND
                                                      ------------------------------------   ------------------------------------
                                                      FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR
                                                        PERIOD ENDED           ENDED           PERIOD ENDED           ENDED
                                                       APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005
                                                      -----------------   ----------------   -----------------   ----------------
                                                         (UNAUDITED)                            (UNAUDITED)
OPERATIONS:
  Net investment income (loss)......................      $    805            $  2,455          $   19,207          $   30,193
  Net realized gain (loss) on investments, futures
    and options contracts and foreign currency
    transactions....................................        11,913              30,446              99,687             114,099
  Net unrealized appreciation (depreciation) of
    investments, futures and options contracts and
    foreign currency transactions...................        17,246               4,992             194,261             102,952
                                                          --------            --------          ----------          ----------
  Net increase (decrease) in net assets resulting
    from operations.................................        29,964              37,893             313,155             247,244
                                                          --------            --------          ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.........................................          (305)             (1,780)            (14,599)            (26,573)
    Class B.........................................            --                 (24)               (836)             (1,659)
    Class C.........................................            --                 (42)               (872)             (1,776)
    Class E.........................................            --                  --                  --                  --
    Class H.........................................            --                  --                  --                  --
    Class L.........................................            --                  --                  --                  --
    Class M.........................................            --                  --                  --                  --
    Class N.........................................            --                  --                  --                  --
    Class Y.........................................          (573)               (346)             (1,049)             (1,670)
    Class Z.........................................            --                  --                  --                  --
  From net realized gain on investments
    Class A.........................................            --                  --             (83,984)            (19,192)
    Class B.........................................            --                  --             (13,875)             (3,381)
    Class C.........................................            --                  --             (11,357)             (2,925)
    Class E.........................................            --                  --                  --                  --
    Class H.........................................            --                  --                  --                  --
    Class L.........................................            --                  --                  --                  --
    Class M.........................................            --                  --                  --                  --
    Class N.........................................            --                  --                  --                  --
    Class Y.........................................            --                  --              (4,558)               (723)
    Class Z.........................................            --                  --                  --                  --
                                                          --------            --------          ----------          ----------
    Total distributions.............................          (878)             (2,192)           (131,130)            (57,899)
                                                          --------            --------          ----------          ----------
CAPITAL SHARE TRANSACTIONS:
    Class A.........................................       (23,469)            (55,312)            148,673             131,765
    Class B.........................................        (3,826)             (9,136)             (6,210)                386
    Class C.........................................        (3,998)            (11,195)               (965)            (16,919)
    Class E.........................................            --                  --                  --                  --
    Class H.........................................            --                  --                  --                  --
    Class L.........................................            --                  --                  --                  --
    Class M.........................................            --                  --                  --                  --
    Class N.........................................            --                  --                  --                  --
    Class Y.........................................        62,841              58,623               2,825              39,561
    Class Z.........................................            --                  --                  --                  --
                                                          --------            --------          ----------          ----------
  Net increase (decrease) from capital share
    transactions....................................        31,548             (17,020)            144,323             154,793
                                                          --------            --------          ----------          ----------
  Net increase (decrease) in net assets.............        60,634              18,681             326,348             344,138
NET ASSETS:
  Beginning of period...............................       364,799             346,118           2,849,011           2,504,873
                                                          --------            --------          ----------          ----------
  End of period.....................................      $425,433            $364,799          $3,175,359          $2,849,011
                                                          ========            ========          ==========          ==========
Accumulated undistributed (distribution in excess
  of) net investment income.........................      $    527            $    600          $    3,186          $    1,335
                                                          ========            ========          ==========          ==========

 * Relates to investments in affiliated investment companies.
** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

             EQUITY INCOME FUND                     FLOATING RATE FUND                         FOCUS FUND
    ------------------------------------   ------------------------------------   ------------------------------------
                                                                FOR THE PERIOD
    FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH   APRIL 29, 2005**   FOR THE SIX-MONTH     FOR THE YEAR
      PERIOD ENDED           ENDED           PERIOD ENDED          THROUGH          PERIOD ENDED           ENDED
     APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005
    -----------------   ----------------   -----------------   ----------------   -----------------   ----------------
       (UNAUDITED)                            (UNAUDITED)                            (UNAUDITED)
        $  5,010            $  8,781          $   17,949           $  2,828            $   (10)           $    385
          14,442               1,270                  43                 40              8,940               6,980
          32,903              20,042               3,309               (284)            (3,023)              3,890
        --------            --------          ----------           --------            -------            --------
          52,355              30,093              21,301              2,584              5,907              11,255
        --------            --------          ----------           --------            -------            --------
          (4,867)             (6,785)            (11,951)            (1,821)              (316)                (31)
            (274)               (367)               (305)               (61)                --                  --
            (439)               (749)             (5,301)              (785)                --                  --
              --                  --                  --                 --                 --                  --
              --                  --                  --                 --                 --                  --
              --                  --                  --                 --                 --                  --
              --                  --                  --                 --                 --                  --
              --                  --                  --                 --                 --                  --
             (14)                (17)             (1,066)              (158)                (5)                 (3)
              --                  --                  --                 --                 --                  --
          (1,088)               (457)                 --                 --                 --                  --
             (97)                (40)                 --                 --                 --                  --
            (149)                (93)                 --                 --                 --                  --
              --                  --                  --                 --                 --                  --
              --                  --                  --                 --                 --                  --
              --                  --                  --                 --                 --                  --
              --                  --                  --                 --                 --                  --
              --                  --                  --                 --                 --                  --
              (2)                 (1)                 --                 --                 --                  --
              --                  --                  --                 --                 --                  --
        --------            --------          ----------           --------            -------            --------
          (6,930)             (8,509)            (18,623)            (2,825)              (321)                (34)
        --------            --------          ----------           --------            -------            --------
          29,420             150,915             521,938            169,576             (5,603)            (24,122)
             209              14,075              13,464              5,656             (1,144)             (5,339)
          (4,139)              6,170             254,354             92,857             (2,603)             (9,446)
              --                  --                  --                 --                 --                  --
              --                  --                  --                 --                 --                  --
              --                  --                  --                 --                 --                  --
              --                  --                  --                 --                 --                  --
              --                  --                  --                 --                 --                  --
             337                 386              39,278             10,068                (22)               (419)
              --                  --                  --                 --                 --                  --
        --------            --------          ----------           --------            -------            --------
          25,827             171,546             829,034            278,157             (9,372)            (39,326)
        --------            --------          ----------           --------            -------            --------
          71,252             193,130             831,712            277,916             (3,786)            (28,105)
         467,812             274,682             277,916                 --             82,433             110,538
        --------            --------          ----------           --------            -------            --------
        $539,064            $467,812          $1,109,628           $277,916            $78,647            $ 82,433
        ========            ========          ==========           ========            =======            ========
        $    868            $  1,452          $     (585)          $     89            $   (10)           $    321
        ========            ========          ==========           ========            =======            ========

          GLOBAL COMMUNICATIONS FUND
     ------------------------------------

     FOR THE SIX-MONTH     FOR THE YEAR
       PERIOD ENDED           ENDED
      APRIL 30, 2006     OCTOBER 31, 2005
     -----------------   ----------------
        (UNAUDITED)
          $   158            $   262
            2,397              1,458
            1,216              2,275
          -------            -------
            3,771              3,995
          -------            -------
             (265)               (95)
              (29)                (5)
              (27)                (4)
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
              (11)                (2)
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
          -------            -------
             (332)              (106)
          -------            -------
            8,543              4,186
            1,216                844
            1,484              1,012
               --                 --
               --                 --
               --                 --
               --                 --
               --                 --
              199                386
               --                 --
          -------            -------
           11,442              6,428
          -------            -------
           14,881             10,317
           22,204             11,887
          -------            -------
          $37,085            $22,204
          =======            =======
          $    79            $   253
          =======            =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                         GLOBAL FINANCIAL SERVICES FUND               GLOBAL HEALTH FUND
                                                      ------------------------------------   ------------------------------------
                                                      FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR
                                                        PERIOD ENDED           ENDED           PERIOD ENDED           ENDED
                                                       APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005
                                                      -----------------   ----------------   -----------------   ----------------
                                                         (UNAUDITED)                            (UNAUDITED)
OPERATIONS:
  Net investment income (loss)......................       $   111            $   143            $ (1,788)           $ (2,905)
  Net realized gain (loss) on investments, futures
    and options contracts and foreign currency
    transactions....................................           424                960              20,510              34,223
  Net unrealized appreciation (depreciation) of
    investments, futures and options contracts and
    foreign currency transactions...................         3,346              1,176              26,573              29,513
                                                           -------            -------            --------            --------
  Net increase (decrease) in net assets resulting
    from operations.................................         3,881              2,279              45,295              60,831
                                                           -------            -------            --------            --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.........................................          (136)              (158)                 --                  --
    Class B.........................................           (13)               (17)                 --                  --
    Class C.........................................            (8)               (13)                 --                  --
    Class E.........................................            --                 --                  --                  --
    Class H.........................................            --                 --                  --                  --
    Class L.........................................            --                 --                  --                  --
    Class M.........................................            --                 --                  --                  --
    Class N.........................................            --                 --                  --                  --
    Class Y.........................................           (10)               (10)                 --                  --
    Class Z.........................................            --                 --                  --                  --
  From net realized gain on investments
    Class A.........................................            --                 --             (12,743)             (8,795)
    Class B.........................................            --                 --              (4,508)             (3,502)
    Class C.........................................            --                 --              (4,593)             (3,266)
    Class E.........................................            --                 --                  --                  --
    Class H.........................................            --                 --                  --                  --
    Class L.........................................            --                 --                  --                  --
    Class M.........................................            --                 --                  --                  --
    Class N.........................................            --                 --                  --                  --
    Class Y.........................................            --                 --              (9,979)                (64)
    Class Z.........................................            --                 --                  --                  --
                                                           -------            -------            --------            --------
    Total distributions.............................          (167)              (198)            (31,823)            (15,627)
                                                           -------            -------            --------            --------
CAPITAL SHARE TRANSACTIONS:
    Class A.........................................           684               (369)             30,549              21,305
    Class B.........................................            20               (223)              4,082                (808)
    Class C.........................................            90                 48              10,006               5,459
    Class E.........................................            --                 --                  --                  --
    Class H.........................................            --                 --                  --                  --
    Class L.........................................            --                 --                  --                  --
    Class M.........................................            --                 --                  --                  --
    Class N.........................................            --                 --                  --                  --
    Class Y.........................................           (19)                56              10,179             152,727
    Class Z.........................................            --                 --                  --                  --
                                                           -------            -------            --------            --------
  Net increase (decrease) from capital share
    transactions....................................           775               (488)             54,816             178,683
                                                           -------            -------            --------            --------
  Net increase (decrease) in net assets.............         4,489              1,593              68,288             223,887
NET ASSETS:
  Beginning of period...............................        20,647             19,054             523,283             299,396
                                                           -------            -------            --------            --------
  End of period.....................................       $25,136            $20,647            $591,571            $523,283
                                                           =======            =======            ========            ========
Accumulated undistributed (distribution in excess
  of) net investment income.........................       $    66            $   122            $ (1,788)           $     --
                                                           =======            =======            ========            ========

 * Relates to investments in affiliated investment companies.
** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

            GLOBAL LEADERS FUND                   GLOBAL TECHNOLOGY FUND                GROWTH ALLOCATION FUND*
    ------------------------------------   ------------------------------------   ------------------------------------
    FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR
      PERIOD ENDED           ENDED           PERIOD ENDED           ENDED           PERIOD ENDED           ENDED
     APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005
    -----------------   ----------------   -----------------   ----------------   -----------------   ----------------
       (UNAUDITED)                            (UNAUDITED)                            (UNAUDITED)
        $ (1,409)           $  1,880            $  (318)           $   (169)          $  2,960            $    304
          52,237              68,810              5,707               5,112             14,981                 320
          68,081             (58,342)             3,087               1,258             32,968              14,053
        --------            --------            -------            --------           --------            --------
         118,909              12,348              8,476               6,201             50,909              14,677
        --------            --------            -------            --------           --------            --------
            (390)                 --                 --                  --             (2,496)               (223)
              --                  --                 --                  --               (354)                (34)
              --                  --                 --                  --               (533)                (49)
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
            (529)                 --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
          (4,725)                 --                 --                  --               (180)                 --
            (945)                 --                 --                  --                (59)                 --
            (851)                 --                 --                  --                (89)                 --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
            (936)                 --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
        --------            --------            -------            --------           --------            --------
          (8,376)                 --                 --                  --             (3,711)               (306)
        --------            --------            -------            --------           --------            --------
         (33,042)            (55,206)             4,091              (7,218)            78,015             153,777
          (8,057)            (12,061)              (149)             (1,925)            21,248              49,107
          (8,282)            (16,831)                21              (4,483)            35,011              75,477
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
          29,268              23,402                101                (369)                --                  --
              --                  --                 --                  --                 --                  --
        --------            --------            -------            --------           --------            --------
         (20,113)            (60,696)             4,064             (13,995)           134,274             278,361
        --------            --------            -------            --------           --------            --------
          90,420             (48,348)            12,540              (7,794)           181,472             292,732
         654,153             702,501             51,679              59,473            371,409              78,677
        --------            --------            -------            --------           --------            --------
        $744,573            $654,153            $64,219            $ 51,679           $552,881            $371,409
        ========            ========            =======            ========           ========            ========
        $ (1,410)           $    918            $  (318)           $     --           $   (423)           $     --
        ========            ========            =======            ========           ========            ========

                 GROWTH FUND
     ------------------------------------
     FOR THE SIX-MONTH     FOR THE YEAR
       PERIOD ENDED           ENDED
      APRIL 30, 2006     OCTOBER 31, 2005
     -----------------   ----------------
        (UNAUDITED)
        $   (1,930)         $   (2,884)
            61,480              65,368
            60,238               5,174
        ----------          ----------
           119,788              67,658
        ----------          ----------
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
                --                  --
        ----------          ----------
                --                  --
        ----------          ----------
            39,422             216,074
              (689)             11,547
             2,731              31,324
                --                  --
            (2,847)             (5,076)
           (21,012)            (36,168)
            (2,406)             (3,691)
              (403)               (259)
            75,916              38,875
                --                  --
        ----------          ----------
            90,712             252,626
        ----------          ----------
           210,500             320,284
         1,155,874             835,590
        ----------          ----------
        $1,366,374          $1,155,874
        ==========          ==========
        $   (1,930)         $       --
        ==========          ==========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                           GROWTH OPPORTUNITIES FUND                   HIGH YIELD FUND
                                                      ------------------------------------   ------------------------------------
                                                      FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR
                                                        PERIOD ENDED           ENDED           PERIOD ENDED           ENDED
                                                       APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005
                                                      -----------------   ----------------   -----------------   ----------------
                                                         (UNAUDITED)                            (UNAUDITED)
OPERATIONS:
  Net investment income (loss)......................     $   (1,887)          $ (2,756)          $  9,989            $ 20,563
  Net realized gain (loss) on investments, futures
    and options contracts and foreign currency
    transactions....................................        110,233            144,342             (3,397)              8,198
  Net unrealized appreciation (depreciation) of
    investments, futures and options contracts and
    foreign currency transactions...................         53,839             (5,473)             8,030             (25,299)
                                                         ----------           --------           --------            --------
  Net increase (decrease) in net assets resulting
    from operations.................................        162,185            136,113             14,622               3,462
                                                         ----------           --------           --------            --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.........................................             --                 --             (6,410)            (13,732)
    Class B.........................................             --                 --             (1,276)             (3,018)
    Class C.........................................             --                 --             (1,368)             (3,402)
    Class E.........................................             --                 --                 --                  --
    Class H.........................................             --                 --                 --                  --
    Class L.........................................             --                 --                 --                  --
    Class M.........................................             --                 --                 --                  --
    Class N.........................................             --                 --                 --                  --
    Class Y.........................................             --                 --               (873)             (1,366)
    Class Z.........................................             --                 --                 --                  --
  From net realized gain on investments
    Class A.........................................        (16,437)                --                 --                  --
    Class B.........................................         (1,683)                --                 --                  --
    Class C.........................................         (1,629)                --                 --                  --
    Class E.........................................             --                 --                 --                  --
    Class H.........................................         (3,075)                --                 --                  --
    Class L.........................................        (40,032)                --                 --                  --
    Class M.........................................         (1,828)                --                 --                  --
    Class N.........................................           (437)                --                 --                  --
    Class Y.........................................         (2,034)                --                 --                  --
    Class Z.........................................         (2,353)                --                 --                  --
                                                         ----------           --------           --------            --------
    Total distributions.............................        (69,508)                --             (9,927)            (21,518)
                                                         ----------           --------           --------            --------
CAPITAL SHARE TRANSACTIONS:
    Class A.........................................         94,364            148,576                941             (47,780)
    Class B.........................................         10,111              5,987             (6,713)            (14,067)
    Class C.........................................         19,766              4,571             (9,034)            (17,642)
    Class E.........................................             --                 --                 --                  --
    Class H.........................................         (1,094)            (8,150)                --                  --
    Class L.........................................         11,404            (54,451)                --                  --
    Class M.........................................           (455)            (3,811)                --                  --
    Class N.........................................            145               (520)                --                  --
    Class Y.........................................         28,549             21,478             (3,093)             10,715
    Class Z.........................................          1,153             (4,905)                --                  --
                                                         ----------           --------           --------            --------
  Net increase (decrease) from capital share
    transactions....................................        163,943            108,775            (17,899)            (68,774)
                                                         ----------           --------           --------            --------
  Net increase (decrease) in net assets.............        256,620            244,888            (13,204)            (86,830)
NET ASSETS:
  Beginning of period...............................        945,612            700,724            312,589             399,419
                                                         ----------           --------           --------            --------
  End of period.....................................     $1,202,232           $945,612           $299,385            $312,589
                                                         ==========           ========           ========            ========
Accumulated undistributed (distribution in excess
  of) net investment income.........................     $   (1,887)          $     --           $    353            $    291
                                                         ==========           ========           ========            ========

 * Relates to investments in affiliated investment companies.
** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

          INCOME ALLOCATION FUND*                      INCOME FUND                        INFLATION PLUS FUND
    ------------------------------------   ------------------------------------   ------------------------------------
    FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR
      PERIOD ENDED           ENDED           PERIOD ENDED           ENDED           PERIOD ENDED           ENDED
     APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005
    -----------------   ----------------   -----------------   ----------------   -----------------   ----------------
       (UNAUDITED)                            (UNAUDITED)                            (UNAUDITED)
         $   652            $   880             $ 1,627            $ 2,301           $   13,225          $   31,636
            (147)                (2)               (171)              (326)              (5,734)              4,137
            (150)              (758)               (476)            (1,740)             (19,442)            (23,029)
         -------            -------             -------            -------           ----------          ----------
             355                120                 980                235              (11,951)             12,744
         -------            -------             -------            -------           ----------          ----------
            (427)              (575)               (798)            (1,399)              (7,481)            (14,269)
             (84)              (107)               (129)              (234)              (1,785)             (3,620)
            (147)              (191)               (110)              (227)              (5,516)            (11,262)
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                   --                  --
              --                 --                (535)              (494)              (2,173)             (2,800)
              --                 --                  --                 --                   --                  --
             (30)                (1)                 --               (116)              (1,331)             (2,567)
              (7)                --                  --                (22)                (382)               (878)
             (12)                --                  --                (22)              (1,204)             (2,606)
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                 (312)               (205)
              --                 --                  --                 --                   --                  --
         -------            -------             -------            -------           ----------          ----------
            (707)              (874)             (1,572)            (2,514)             (20,184)            (38,207)
         -------            -------             -------            -------           ----------          ----------
           3,186              9,355               3,725                674              (73,587)            111,228
             (26)             3,192                 102                694              (10,644)             14,456
           1,022              3,032                 453               (167)             (64,506)             63,634
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                   --                  --
              --                 --                  --                 --                   --                  --
              --                 --               8,044             16,873               34,220              74,962
              --                 --                  --                 --                   --                  --
         -------            -------             -------            -------           ----------          ----------
           4,182             15,579              12,324             18,074             (114,517)            264,280
         -------            -------             -------            -------           ----------          ----------
           3,830             14,825              11,732             15,795             (146,652)            238,817
          31,934             17,109              56,488             40,693            1,003,777             764,960
         -------            -------             -------            -------           ----------          ----------
         $35,764            $31,934             $68,220            $56,488           $  857,125          $1,003,777
         =======            =======             =======            =======           ==========          ==========
         $     2            $     8             $    73            $    18           $   (2,878)         $      852
         =======            =======             =======            =======           ==========          ==========

     INTERNATIONAL CAPITAL APPRECIATION FUND
     ----------------------------------------
      FOR THE SIX-MONTH       FOR THE YEAR
        PERIOD ENDED             ENDED
       APRIL 30, 2006       OCTOBER 31, 2005
     -------------------   ------------------
         (UNAUDITED)
           $   (472)            $  1,163
             27,944                2,468
             37,165                2,447
           --------             --------
             64,637                6,078
           --------             --------
               (526)                  --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
               (653)                  --
                 --                   --
             (1,438)                  --
               (261)                  --
               (346)                  --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
               (837)                  --
                 --                   --
           --------             --------
             (4,061)                  --
           --------             --------
             25,679               78,629
              3,106               12,942
              3,539               16,059
                 --                   --
                 --                   --
                 --                   --
                 --                   --
                 --                   --
            (21,287)              43,463
                 --                   --
           --------             --------
             11,037              151,093
           --------             --------
             71,613              157,171
            257,871              100,700
           --------             --------
           $329,484             $257,871
           ========             ========
           $   (690)            $    961
           ========             ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                        INTERNATIONAL OPPORTUNITIES FUND       INTERNATIONAL SMALL COMPANY FUND
                                                      ------------------------------------   ------------------------------------
                                                      FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR
                                                        PERIOD ENDED           ENDED           PERIOD ENDED           ENDED
                                                       APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005
                                                      -----------------   ----------------   -----------------   ----------------
                                                         (UNAUDITED)                            (UNAUDITED)
OPERATIONS:
  Net investment income (loss)......................      $    566            $    304           $    475            $    879
  Net realized gain (loss) on investments, futures
    and options contracts and foreign currency
    transactions....................................        14,319              22,733             19,352              12,016
  Net unrealized appreciation (depreciation) of
    investments, futures and options contracts and
    foreign currency transactions...................        25,200              (1,334)            16,472               4,039
                                                          --------            --------           --------            --------
  Net increase (decrease) in net assets resulting
    from operations.................................        40,085              21,703             36,299              16,934
                                                          --------            --------           --------            --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.........................................          (378)                 --               (704)                 --
    Class B.........................................            --                  --                (83)                 --
    Class C.........................................            --                  --               (145)                 --
    Class E.........................................            --                  --                 --                  --
    Class H.........................................            --                  --                 --                  --
    Class L.........................................            --                  --                 --                  --
    Class M.........................................            --                  --                 --                  --
    Class N.........................................            --                  --                 --                  --
    Class Y.........................................          (130)                 --             (1,565)               (134)
    Class Z.........................................            --                  --                 --                  --
  From net realized gain on investments
    Class A.........................................            --                  --             (3,791)             (2,648)
    Class B.........................................            --                  --               (679)               (419)
    Class C.........................................            --                  --             (1,407)             (1,146)
    Class E.........................................            --                  --                 --                  --
    Class H.........................................            --                  --                 --                  --
    Class L.........................................            --                  --                 --                  --
    Class M.........................................            --                  --                 --                  --
    Class N.........................................            --                  --                 --                  --
    Class Y.........................................            --                  --             (7,015)             (4,641)
    Class Z.........................................            --                  --                 --                  --
                                                          --------            --------           --------            --------
    Total distributions.............................          (508)                 --            (15,389)             (8,988)
                                                          --------            --------           --------            --------
CAPITAL SHARE TRANSACTIONS:
    Class A.........................................        23,559                 178             20,360               8,749
    Class B.........................................           602              (2,994)             3,075               2,062
    Class C.........................................           145              (1,269)             2,428               1,851
    Class E.........................................            --                  --                 --                  --
    Class H.........................................            --                  --                 --                  --
    Class L.........................................            --                  --                 --                  --
    Class M.........................................            --                  --                 --                  --
    Class N.........................................            --                  --                 --                  --
    Class Y.........................................        33,106                 537              9,028              18,650
    Class Z.........................................            --                  --                 --                  --
                                                          --------            --------           --------            --------
  Net increase (decrease) from capital share
    transactions....................................        57,412              (3,548)            34,891              31,312
                                                          --------            --------           --------            --------
  Net increase (decrease) in net assets.............        96,989              18,155             55,801              39,258
NET ASSETS:
  Beginning of period...............................       148,841             130,686            119,439              80,181
                                                          --------            --------           --------            --------
  End of period.....................................      $245,830            $148,841           $175,240            $119,439
                                                          ========            ========           ========            ========
Accumulated undistributed (distribution in excess
  of) net investment income.........................      $    540            $    482           $ (2,179)           $   (157)
                                                          ========            ========           ========            ========

 * Relates to investments in affiliated investment companies.
** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                MIDCAP FUND                         MIDCAP VALUE FUND                      MONEY MARKET FUND
    ------------------------------------   ------------------------------------   ------------------------------------

    FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR
      PERIOD ENDED           ENDED           PERIOD ENDED           ENDED           PERIOD ENDED           ENDED
     APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005    APRIL, 30, 2006    OCTOBER 31, 2005
    -----------------   ----------------   -----------------   ----------------   -----------------   ----------------
       (UNAUDITED)                            (UNAUDITED)                            (UNAUDITED)
       $   (6,994)         $  (11,958)         $   (980)           $ (2,245)          $  4,015            $  4,587
          330,171             489,086            42,261              46,554                 --                  --
          161,917             (18,554)           40,071               1,475                 --                  --
       ----------          ----------          --------            --------           --------            --------
          485,094             458,574            81,352              45,784              4,015               4,587
       ----------          ----------          --------            --------           --------            --------
               --                  --                --                  --             (3,100)             (3,610)
               --                  --                --                  --               (377)               (414)
               --                  --                --                  --               (213)               (239)
               --                  --                --                  --                 --                  --
               --                  --                --                  --                 --                  --
               --                  --                --                  --                 --                  --
               --                  --                --                  --                 --                  --
               --                  --                --                  --                 --                  --
               --                  --                --                  --               (325)               (324)
               --                  --                --                  --                 --                  --
         (281,386)            (32,520)          (27,814)            (21,012)                --                  --
          (82,610)             (9,709)           (6,087)             (4,659)                --                  --
          (88,590)            (10,682)           (6,258)             (5,152)                --                  --
               --                  --                --                  --                 --                  --
               --                  --                --                  --                 --                  --
               --                  --                --                  --                 --                  --
               --                  --                --                  --                 --                  --
               --                  --                --                  --                 --                  --
          (22,904)             (2,142)           (3,881)               (221)                --                  --
               --                  --                --                  --                 --                  --
       ----------          ----------          --------            --------           --------            --------
         (475,490)            (55,053)          (44,040)            (31,044)            (4,015)             (4,587)
       ----------          ----------          --------            --------           --------            --------
          236,320            (113,409)           11,340              (9,469)            (2,168)            (23,134)
           44,172             (40,629)            1,890              (2,748)            (4,277)            (15,120)
           55,621             (57,163)            1,368              (7,585)            (3,538)             (7,836)
               --                  --                --                  --                 --                  --
               --                  --                --                  --                 --                  --
               --                  --                --                  --                 --                  --
               --                  --                --                  --                 --                  --
               --                  --                --                  --                 --                  --
           45,900              15,529           (12,892)             35,896              2,010               6,416
               --                  --                --                  --                 --                  --
       ----------          ----------          --------            --------           --------            --------
          382,013            (195,672)            1,706              16,094             (7,973)            (39,674)
       ----------          ----------          --------            --------           --------            --------
          391,617             207,849            39,018              30,834             (7,973)            (39,674)
        2,780,277           2,572,428           441,171             410,337            247,928             287,602
       ----------          ----------          --------            --------           --------            --------
       $3,171,894          $2,780,277          $480,189            $441,171           $239,955            $247,928
       ==========          ==========          ========            ========           ========            ========
       $   (6,994)         $       --          $   (980)           $     --           $     --            $     --
       ==========          ==========          ========            ========           ========            ========

             RETIREMENT INCOME FUND*
     ----------------------------------------
                            FOR THE PERIOD
     FOR THE SIX-MONTH   SEPTEMBER 30, 2005**
       PERIOD ENDED            THROUGH
      APRIL 30, 2006       OCTOBER 31, 2005
     -----------------   --------------------
        (UNAUDITED)
           $  3                  $--
              1                   (1)
              2                   --
           ----                  ---
              6                   (1)
           ----                  ---
             (6)                  --
             (1)                  --
             (1)                  --
             --                   --
             --                   --
             --                   --
             --                   --
             --                   --
             (1)                  --
             --                   --
             --                   --
             --                   --
             --                   --
             --                   --
             --                   --
             --                   --
             --                   --
             --                   --
             --                   --
             --                   --
           ----                  ---
             (9)                  --
           ----                  ---
            254                   48
            149                   10
            121                   10
             --                   --
             --                   --
             --                   --
             --                   --
             --                   --
            101                   10
             --                   --
           ----                  ---
            625                   78
           ----                  ---
            622                   77
             77                   --
           ----                  ---
           $699                  $77
           ====                  ===
           $ (6)                 $--
           ====                  ===

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                           SELECT MIDCAP GROWTH FUND               SELECT MIDCAP VALUE FUND
                                                     -------------------------------------   ------------------------------------
                                                                          FOR THE PERIOD                          FOR THE PERIOD
                                                     FOR THE SIX-MONTH   JANUARY 1, 2005**   FOR THE SIX-MONTH   APRIL 29, 2005**
                                                       PERIOD ENDED           THROUGH          PERIOD ENDED          THROUGH
                                                      APRIL 30, 2006     OCTOBER 31, 2005     APRIL 30, 2006     OCTOBER 31, 2005
                                                     -----------------   -----------------   -----------------   ----------------
                                                        (UNAUDITED)                             (UNAUDITED)
OPERATIONS:
  Net investment income (loss).....................       $  (149)            $  (125)            $   (35)           $   (18)
  Net realized gain (loss) on investments, futures
    and options contracts and foreign currency
    transactions...................................         1,262                 195               1,319                609
  Net unrealized appreciation (depreciation) of
    investments, futures and options contracts and
    foreign currency transactions..................         3,635                 336               3,187                533
                                                          -------             -------             -------            -------
  Net increase (decrease) in net assets resulting
    from operations................................         4,748                 406               4,471              1,124
                                                          -------             -------             -------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A........................................            --                  --                 (19)                --
    Class B........................................            --                  --                  --                 --
    Class C........................................            --                  --                  --                 --
    Class E........................................            --                  --                  --                 --
    Class H........................................            --                  --                  --                 --
    Class L........................................            --                  --                  --                 --
    Class M........................................            --                  --                  --                 --
    Class N........................................            --                  --                  --                 --
    Class Y........................................            --                  --                  (3)                --
    Class Z........................................            --                  --                  --                 --
  From net realized gain on investments
    Class A........................................          (149)                 --                (504)                --
    Class B........................................           (24)                 --                 (40)                --
    Class C........................................           (17)                 --                 (71)                --
    Class E........................................            --                  --                  --                 --
    Class H........................................            --                  --                  --                 --
    Class L........................................            --                  --                  --                 --
    Class M........................................            --                  --                  --                 --
    Class N........................................            --                  --                  --                 --
    Class Y........................................            (2)                 --                 (12)                --
    Class Z........................................            --                  --                  --                 --
                                                          -------             -------             -------            -------
    Total distributions............................          (192)                 --                (649)                --
                                                          -------             -------             -------            -------
CAPITAL SHARE TRANSACTIONS:
    Class A........................................         5,584              14,672              13,898             21,379
    Class B........................................         1,140               2,308               1,462              1,688
    Class C........................................         1,995               1,708               2,361              2,872
    Class E........................................            --                  --                  --                 --
    Class H........................................            --                  --                  --                 --
    Class L........................................            --                  --                  --                 --
    Class M........................................            --                  --                  --                 --
    Class N........................................            --                  --                  --                 --
    Class Y........................................        28,156                 206                  15                500
    Class Z........................................            --                  --                  --                 --
                                                          -------             -------             -------            -------
  Net increase (decrease) from capital share
    transactions...................................        36,875              18,894              17,736             26,439
                                                          -------             -------             -------            -------
  Net increase (decrease) in net assets............        41,431              19,300              21,558             27,563
NET ASSETS:
  Beginning of period..............................        19,300                  --              27,563                 --
                                                          -------             -------             -------            -------
  End of period....................................       $60,731             $19,300             $49,121            $27,563
                                                          =======             =======             =======            =======
Accumulated undistributed (distribution in excess
  of) net investment income........................       $  (149)            $    --             $   (56)           $     1
                                                          =======             =======             =======            =======

 * Relates to investments in affiliated investment companies.
** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

          SELECT SMALLCAP GROWTH FUND                  SHORT DURATION FUND                     SMALL COMPANY FUND
    ----------------------------------------   ------------------------------------   ------------------------------------
                           FOR THE PERIOD
    FOR THE SIX-MONTH   SEPTEMBER 30, 2005**   FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR
      PERIOD ENDED            THROUGH            PERIOD ENDED           ENDED           PERIOD ENDED           ENDED
     APRIL 30, 2006       OCTOBER 31, 2005      APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005
    -----------------   --------------------   -----------------   ----------------   -----------------   ----------------
       (UNAUDITED)                                (UNAUDITED)                            (UNAUDITED)
         $  (38)               $   (3)             $  2,316            $  4,306           $ (1,763)           $ (3,254)
            (18)                  (18)                 (557)               (984)            47,497              41,153
          1,122                  (232)                  262              (2,113)            31,292              21,065
         ------                ------              --------            --------           --------            --------
          1,066                  (253)                2,021               1,209             77,026              58,964
         ------                ------              --------            --------           --------            --------
             --                    --                  (462)             (1,118)                --                  --
             --                    --                  (105)               (246)                --                  --
             --                    --                  (258)               (710)                --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                (1,474)             (2,243)                --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
         ------                ------              --------            --------           --------            --------
             --                    --                (2,299)             (4,317)                --                  --
         ------                ------              --------            --------           --------            --------
          1,193                 5,445                (3,422)             (9,129)            (6,915)            (28,458)
            203                   207                (1,373)             (3,212)            (7,317)            (13,082)
            361                   213                (6,311)            (11,289)            (4,500)            (13,738)
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                    --                    --                  --                 --                  --
             --                   200                (3,425)             52,383             36,003              20,619
             --                    --                    --                  --                 --                  --
         ------                ------              --------            --------           --------            --------
          1,757                 6,065               (14,531)             28,753             17,271             (34,659)
         ------                ------              --------            --------           --------            --------
          2,823                 5,812               (14,809)             25,645             94,297              24,305
          5,812                    --               143,438             117,793            304,079             279,774
         ------                ------              --------            --------           --------            --------
         $8,635                $5,812              $128,629            $143,438           $398,376            $304,079
         ======                ======              ========            ========           ========            ========
         $  (38)               $   --              $     23            $      6           $ (1,763)           $     --
         ======                ======              ========            ========           ========            ========

             SMALLCAP GROWTH FUND
     ------------------------------------

     FOR THE SIX-MONTH     FOR THE YEAR
       PERIOD ENDED           ENDED
      APRIL 30, 2006     OCTOBER 31, 2005
     -----------------   ----------------
        (UNAUDITED)
         $   (531)           $ (1,819)
           17,126              29,026
           29,006               7,825
         --------            --------
           45,601              35,032
         --------            --------
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
               --                  --
         --------            --------
               --                  --
         --------            --------
           89,018              16,899
            2,400               2,544
            6,419               4,182
               --                  --
           (1,495)             (4,402)
           (6,778)            (12,237)
           (1,464)             (2,919)
             (400)               (983)
           47,887              47,224
               --                  --
         --------            --------
          135,587              50,308
         --------            --------
          181,188              85,340
          310,023             224,683
         --------            --------
         $491,211            $310,023
         ========            ========
         $   (531)           $     --
         ========            ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               STOCK FUND                      TARGET RETIREMENT 2010 FUND*
                                                  ------------------------------------   ----------------------------------------
                                                                                                                FOR THE PERIOD
                                                  FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH   SEPTEMBER 30, 2005**
                                                    PERIOD ENDED           ENDED           PERIOD ENDED            THROUGH
                                                   APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006       OCTOBER 31, 2005
                                                  -----------------   ----------------   -----------------   --------------------
                                                     (UNAUDITED)                            (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..................     $    2,481          $    9,225           $    3                 $--
  Net realized gain (loss) on investments,
    futures and options contracts and foreign
    currency transactions.......................        123,998              75,380                1                  --
  Net unrealized appreciation (depreciation) of
    investments, futures and options contracts
    and foreign currency transactions...........          5,971              63,526               15                  (1)
                                                     ----------          ----------           ------                 ---
  Net increase (decrease) in net assets
    resulting from operations...................        132,450             148,131               19                  (1)
                                                     ----------          ----------           ------                 ---
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.....................................         (1,525)             (5,607)              (4)                 --
    Class B.....................................             --                  --               (1)                 --
    Class C.....................................             --                  --               (1)                 --
    Class E.....................................             --                  --               --                  --
    Class H.....................................             --                  --               --                  --
    Class L.....................................             --                  --               --                  --
    Class M.....................................             --                  --               --                  --
    Class N.....................................             --                  --               --                  --
    Class Y.....................................           (772)             (1,017)              (1)                 --
    Class Z.....................................             --                  --               --                  --
  From net realized gain on investments
    Class A.....................................             --                  --               --                  --
    Class B.....................................             --                  --               --                  --
    Class C.....................................             --                  --               --                  --
    Class E.....................................             --                  --               --                  --
    Class H.....................................             --                  --               --                  --
    Class L.....................................             --                  --               --                  --
    Class M.....................................             --                  --               --                  --
    Class N.....................................             --                  --               --                  --
    Class Y.....................................             --                  --               --                  --
    Class Z.....................................             --                  --               --                  --
                                                     ----------          ----------           ------                 ---
    Total distributions.........................         (2,297)             (6,624)              (7)                 --
                                                     ----------          ----------           ------                 ---
CAPITAL SHARE TRANSACTIONS:
    Class A.....................................        (72,034)           (307,587)           1,174                  12
    Class B.....................................        (43,857)            (94,047)             134                  10
    Class C.....................................        (23,674)            (94,768)             121                  10
    Class E.....................................             --                  --               --                  --
    Class H.....................................             --                  --               --                  --
    Class L.....................................             --                  --               --                  --
    Class M.....................................             --                  --               --                  --
    Class N.....................................             --                  --               --                  --
    Class Y.....................................          7,700              18,040              121                  10
    Class Z.....................................             --                  --               --                  --
                                                     ----------          ----------           ------                 ---
  Net increase (decrease) from capital share
    transactions................................       (131,865)           (478,362)           1,550                  42
                                                     ----------          ----------           ------                 ---
  Net increase (decrease) in net assets.........         (1,712)           (336,855)           1,562                  41
NET ASSETS:
  Beginning of period...........................      1,296,102           1,632,957               41                  --
                                                     ----------          ----------           ------                 ---
  End of period.................................     $1,294,390          $1,296,102           $1,603                 $41
                                                     ==========          ==========           ======                 ===
Accumulated undistributed (distribution in
  excess of) net investment income..............     $    2,478          $    2,294           $   (4)                $--
                                                     ==========          ==========           ======                 ===

 *  Relates to investments in affiliated investment companies.
** Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

          TARGET RETIREMENT 2020 FUND*               TARGET RETIREMENT 2030 FUND*               TAX-FREE CALIFORNIA FUND
    ----------------------------------------   ----------------------------------------   ------------------------------------
                           FOR THE PERIOD                             FOR THE PERIOD
    FOR THE SIX-MONTH   SEPTEMBER 30, 2005**   FOR THE SIX-MONTH   SEPTEMBER 30, 2005**   FOR THE SIX-MONTH     FOR THE YEAR
      PERIOD ENDED            THROUGH            PERIOD ENDED            THROUGH            PERIOD ENDED           ENDED
     APRIL 30, 2006       OCTOBER 31, 2005      APRIL 30, 2006       OCTOBER 31, 2005      APRIL 30, 2006     OCTOBER 30, 2005
    -----------------   --------------------   -----------------   --------------------   -----------------   ----------------
       (UNAUDITED)                                (UNAUDITED)                                (UNAUDITED)
          $  6                  $ --                 $  1                  $--                 $   360            $   629
             8                    (1)                  --                   --                      (7)                60
            18                     1                   10                   (1)                    (50)               (77)
          ----                  ----                 ----                  ---                 -------            -------
            32                    --                   11                   (1)                    303                612
          ----                  ----                 ----                  ---                 -------            -------
           (11)                   --                   (3)                  --                    (313)              (548)
            --                    --                   (2)                  --                     (20)               (33)
            --                    --                   (1)                  --                     (30)               (47)
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   (1)                  --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                     (10)                --
            --                    --                   --                   --                      (1)                --
            --                    --                   --                   --                      (1)                --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
          ----                  ----                 ----                  ---                 -------            -------
           (11)                   --                   (7)                  --                    (375)              (628)
          ----                  ----                 ----                  ---                 -------            -------
           412                   144                  150                   10                   2,856                763
            22                    10                   68                   10                     276                293
            15                    10                   39                   10                     156                492
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    --                   --                   --                      --                 --
            --                    10                   21                   10                      --                 --
            --                    --                   --                   --                      --                 --
          ----                  ----                 ----                  ---                 -------            -------
           449                   174                  278                   40                   3,288              1,548
          ----                  ----                 ----                  ---                 -------            -------
           470                   174                  282                   39                   3,216              1,532
           174                    --                   39                   --                  18,843             17,311
          ----                  ----                 ----                  ---                 -------            -------
          $644                  $174                 $321                  $39                 $22,059            $18,843
          ====                  ====                 ====                  ===                 =======            =======
          $ (5)                 $ --                 $ (6)                 $--                 $    --            $     3
          ====                  ====                 ====                  ===                 =======            =======

            TAX-FREE MINNESOTA FUND
     -------------------------------------

     FOR THE SIX-MONTH      FOR THE YEAR
     PERIOD ENDED APRIL        ENDED
       APRIL 30, 2006     OCTOBER 31, 2005
     ------------------   ----------------
        (UNAUDITED)
          $   681             $ 1,341
               13                  57
             (220)               (802)
          -------             -------
              474                 596
          -------             -------
             (115)               (188)
              (12)                (22)
               (7)                (11)
             (488)             (1,013)
               (2)                 (4)
              (55)               (108)
               (2)                 (4)
               (3)                 (6)
               --                  --
               --                  --
               (9)                 --
               (1)                 --
               (1)                 --
              (41)                 --
               --                  --
               (5)                 --
               --                  --
               --                  --
               --                  --
               --                  --
          -------             -------
             (741)             (1,356)
          -------             -------
              669               1,369
              (28)                186
              (26)                105
             (988)             (1,020)
                2                   3
             (102)                185
               (2)                (75)
               (6)                (13)
               --                   9
               --                  --
          -------             -------
             (481)                749
          -------             -------
             (748)                (11)
           35,889              35,900
          -------             -------
          $35,141             $35,889
          =======             =======
          $    (2)            $     1
          =======             =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                             TAX-FREE NATIONAL FUND                 TAX-FREE NEW YORK FUND
                                                      ------------------------------------   ------------------------------------
                                                      FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR
                                                        PERIOD ENDED           ENDED           PERIOD ENDED           ENDED
                                                       APRIL 30, 2006     OCTOBER 31, 2005    APRIL 30, 2006     OCTOBER 31, 2005
                                                      -----------------   ----------------   -----------------   ----------------
                                                         (UNAUDITED)                            (UNAUDITED)
OPERATIONS:
  Net investment income (loss)......................      $  2,102            $  3,645            $   270            $   486
  Net realized gain (loss) on investments, futures
    and options contracts and foreign currency
    transactions....................................            45                 698                 44                 32
  Net unrealized appreciation (depreciation) of
    investments, futures and options contracts and
    foreign currency transactions...................          (149)             (1,637)               (82)              (160)
                                                          --------            --------            -------            -------
  Net increase (decrease) in net assets resulting
    from operations.................................         1,998               2,706                232                358
                                                          --------            --------            -------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.........................................        (1,038)             (1,544)              (208)              (378)
    Class B.........................................          (111)               (210)               (27)               (46)
    Class C.........................................          (159)               (258)               (40)               (61)
    Class E.........................................          (631)             (1,259)                --                 --
    Class H.........................................            (4)                (14)                --                 --
    Class L.........................................          (161)               (301)                --                 --
    Class M.........................................           (21)                (42)                --                 --
    Class N.........................................            (8)                (17)                --                 --
    Class Y.........................................            --                  --                 --                 --
    Class Z.........................................            --                  --                 --                 --
  From net realized gain on investments
    Class A.........................................          (316)                 --                (23)               (17)
    Class B.........................................           (46)                 --                 (4)                (2)
    Class C.........................................           (58)                 --                 (5)                (3)
    Class E.........................................          (210)                 --                 --                 --
    Class H.........................................            (2)                 --                 --                 --
    Class L.........................................           (54)                 --                 --                 --
    Class M.........................................            (9)                 --                 --                 --
    Class N.........................................            (3)                 --                 --                 --
    Class Y.........................................            --                  --                 --                 --
    Class Z.........................................            --                  --                 --                 --
                                                          --------            --------            -------            -------
    Total distributions.............................        (2,831)             (3,645)              (307)              (507)
                                                          --------            --------            -------            -------
CAPITAL SHARE TRANSACTIONS:
    Class A.........................................        12,524              11,403               (116)               763
    Class B.........................................          (138)                713                (70)               244
    Class C.........................................         2,123                 224                  7                733
    Class E.........................................        (1,488)               (848)                --                 --
    Class H.........................................           (59)               (360)                --                 --
    Class L.........................................           106                 339                 --                 --
    Class M.........................................           (60)                (91)                --                 --
    Class N.........................................           (28)                (48)                --                 --
    Class Y.........................................            --                   9                 --                 --
    Class Z.........................................            --                  --                 --                 --
                                                          --------            --------            -------            -------
  Net increase (decrease) from capital share
    transactions....................................        12,980              11,341               (179)             1,740
                                                          --------            --------            -------            -------
  Net increase (decrease) in net assets.............        12,147              10,402               (254)             1,591
NET ASSETS:
  Beginning of period...............................       102,588              92,186             15,673             14,082
                                                          --------            --------            -------            -------
  End of period.....................................      $114,735            $102,588            $15,419            $15,673
                                                          ========            ========            =======            =======
Accumulated undistributed (distribution in excess
  of) net investment income.........................      $    (10)           $     21            $    (1)           $     4
                                                          ========            ========            =======            =======

 *  Relates to investments in affiliated investment companies.
**  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

           TOTAL RETURN BOND FUND            U.S. GOVERNMENT SECURITIES FUND                   VALUE FUND
    ------------------------------------   ------------------------------------   ------------------------------------
    FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR     FOR THE SIX-MONTH     FOR THE YEAR
      PERIOD ENDED           ENDED           PERIOD ENDED           ENDED           PERIOD ENDED           ENDED
     APRIL, 30, 2006    OCTOBER 31, 2005    APRIL, 30, 2006    OCTOBER 31, 2005    APRIL, 30, 2006    OCTOBER 31, 2005
    -----------------   ----------------   -----------------   ----------------   -----------------   ----------------
       (UNAUDITED)                            (UNAUDITED)                            (UNAUDITED)
        $ 13,475            $ 19,599           $  4,946            $ 10,461           $    820            $  1,031
          (8,094)              5,437             (2,267)             (2,240)            12,486               3,426
          (3,274)            (20,037)            (2,313)             (6,406)             4,286               8,587
        --------            --------           --------            --------           --------            --------
           2,107               4,999                366               1,815             17,592              13,044
        --------            --------           --------            --------           --------            --------
          (6,548)            (11,070)            (1,027)             (2,127)              (474)               (209)
          (1,250)             (2,517)              (377)               (834)                --                  --
          (1,185)             (2,408)              (175)               (422)                --                  --
              --                  --             (2,454)             (5,161)                --                  --
              --                  --                (49)               (119)                --                  --
              --                  --               (779)             (1,590)                --                  --
              --                  --                (50)               (111)                --                  --
              --                  --                (16)                (35)                --                  --
          (4,924)             (6,306)              (116)               (292)              (780)               (328)
              --                  --                 --                  --                 --                  --
          (1,753)             (1,135)                --                  --                 --                  --
            (454)               (350)                --                  --                 --                  --
            (413)               (338)                --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
              --                  --                 --                  --                 --                  --
          (1,059)               (399)                --                  --                 --                  --
              --                  --                 --                  --                 --                  --
        --------            --------           --------            --------           --------            --------
         (17,586)            (24,523)            (5,043)            (10,691)            (1,254)               (537)
        --------            --------           --------            --------           --------            --------
          55,414              22,124             (1,782)             (4,366)             1,024                 209
          (2,363)             (8,201)            (2,717)             (4,109)              (199)                179
            (637)            (13,022)            (1,034)             (3,870)              (139)             (1,706)
              --                  --             (7,864)            (10,531)                --                  --
              --                  --               (392)             (1,078)                --                  --
              --                  --             (2,007)             (2,425)                --                  --
              --                  --               (292)               (830)                --                  --
              --                  --                (83)               (179)                --                  --
          81,312              91,775             (9,229)              9,491            (18,327)             34,771
              --                  --                 --                  --                 --                  --
        --------            --------           --------            --------           --------            --------
         133,726              92,676            (25,400)            (17,897)           (17,641)             33,453
        --------            --------           --------            --------           --------            --------
         118,247              73,152            (30,077)            (26,773)            (1,303)             45,960
         654,780             581,628            233,976             260,749            143,964              98,004
        --------            --------           --------            --------           --------            --------
        $773,027            $654,780           $203,899            $233,976           $142,661            $143,964
        ========            ========           ========            ========           ========            ========
        $    241            $    673           $     (7)           $     90           $    425            $    859
        ========            ========           ========            ========           ========            ========

           VALUE OPPORTUNITIES FUND
     ------------------------------------
     FOR THE SIX-MONTH     FOR THE YEAR
       PERIOD ENDED           ENDED
      APRIL, 30, 2006    OCTOBER 31, 2005
     -----------------   ----------------
        (UNAUDITED)
         $    433        $            419
           12,546                  11,628
           25,760                  (2,335)
         --------        ----------------
           38,739                   9,712
         --------        ----------------
               --                      --
               --                      --
               --                      --
               --                      --
               --                      --
              (39)                     --
               --                      --
               --                      --
             (358)                     --
               --                      --
           (2,133)                     --
             (467)                     --
             (454)                     --
               --                      --
             (158)                     --
             (881)                     --
             (254)                     --
              (68)                     --
           (3,035)                     --
               --                      --
         --------        ----------------
           (7,847)                     --
         --------        ----------------
           17,110                  39,283
            2,188                   7,330
            2,209                   7,207
               --                      --
             (860)                 (1,751)
            1,036                    (783)
             (760)                 (1,496)
               14                    (356)
          (10,409)                 83,958
               --                      --
         --------        ----------------
           10,528                 133,392
         --------        ----------------
           41,420                 143,104
          230,926                  87,822
         --------        ----------------
         $272,346        $        230,926
         ========        ================
         $    433        $            397
         ========        ================

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 NOTES TO FINANCIAL STATEMENTS
 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the Companies) are open-end management investment companies comprised of forty-eight portfolios (each a "Fund" or together the "Funds"). They are The Hartford Advisers Fund (Advisers Fund), The Hartford Aggressive Growth Allocation Fund (Aggressive Growth Allocation Fund), The Hartford Balanced Allocation Fund (Balanced Allocation Fund), The Hartford Capital Appreciation Fund (Capital Appreciation Fund), The Hartford Capital Appreciation II Fund (Capital Appreciation II Fund), The Hartford Conservative Allocation Fund (Conservative Allocation Fund), The Hartford Disciplined Equity Fund (Disciplined Equity Fund), The Hartford Dividend and Growth Fund (Dividend and Growth Fund), The Hartford Equity Income Fund (Equity Income Fund), The Hartford Floating Rate Fund (Floating Rate Fund), The Hartford Focus Fund (Focus Fund), The Hartford Global Communications Fund (Global Communications Fund), The Hartford Global Financial Services Fund (Global Financial Services Fund), The Hartford Global Health Fund (Global Health Fund), The Hartford Global Leaders Fund (Global Leaders
    Fund), The Hartford Global Technology Fund (Global Technology Fund), The Hartford Growth Allocation Fund (Growth Allocation Fund), The Hartford Growth Fund (Growth Fund), The Hartford Growth Opportunities Fund (Growth Opportunities Fund), The Hartford High Yield Fund (High Yield Fund), The Hartford Income Allocation Fund (Income Allocation Fund), The Hartford Income Fund (Income Fund), The Hartford Inflation Plus Fund (Inflation Plus
    Fund), The Hartford International Capital Appreciation Fund (International Capital Appreciation Fund), The Hartford International Opportunities Fund (International Opportunities Fund), The Hartford International Small Company Fund (International Small Company Fund), The Hartford MidCap Fund (MidCap
    Fund), The Hartford MidCap Value Fund (MidCap Value Fund), The Hartford Money Market Fund (Money Market Fund), The Hartford Retirement Income Fund (Retirement Income Fund), The Hartford Select MidCap Growth Fund (Select MidCap Growth Fund), The Hartford Select MidCap Value Fund (Select MidCap Value Fund), The Hartford Select SmallCap Growth Fund (Select SmallCap Growth Fund), The Hartford Short Duration Fund (Short Duration Fund), The Hartford Small Company Fund (Small Company Fund), The Hartford SmallCap Growth Fund (SmallCap Growth Fund), The Hartford Stock Fund (Stock Fund), The Hartford Target Retirement 2010 Fund (Target Retirement 2010 Fund), The Hartford Target Retirement 2020 Fund (Target Retirement 2020 Fund), The Hartford Target Retirement 2030 Fund (Target Retirement 2030 Fund), The Hartford Tax-Free California Fund (Tax-Free California Fund), The Hartford Tax-Free Minnesota Fund (Tax-Free Minnesota Fund), The Hartford Tax-Free National Fund (Tax-Free National Fund), The Hartford Tax-Free New York Fund (Tax-Free New York Fund), The Hartford Total Return Bond Fund (Total Return Bond Fund), The Hartford U.S. Government Securities Fund (U.S. Government Securities Fund), The Hartford Value Fund (Value Fund) and The Hartford Value Opportunities Fund (Value Opportunities Fund). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, which are non-diversified.

    Class A shares are sold with a front-end sales charge of up to 5.50%, except for High Yield Fund, Income Allocation Fund, Income Fund, Inflation Plus Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund, which have a maximum front-end sales charge of up to 4.50%. Floating Rate Fund and Short Duration Fund have a maximum front-end sales charge of up to 3.00%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00%. Class E shares are sold with a front-end sales charge of 4.50%. Classes H and M shares are sold with a contingent deferred sales charge, which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from 4.00% to zero depending on the period of time the shares are held. Class L shares are sold with a sales charge of up to 4.75%. Class N shares are sold with a contingent deferred sales charge of 1.00% if redeemed within 1 year. Class Y shares are sold to certain eligible institutional investors without a sales charge. Class Z shares are sold without sales charges. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, except that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years. Classes H and M shares will automatically convert to Class L shares after 8 years.

    Each of the following Funds (Allocation Funds): Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund and (Target Retirement Funds):
    Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund is a "Fund of Funds", which invests the majority of its assets in Class Y shares of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The Allocation Funds seek their investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Financial Services, LLC (HIFSCO). The Target Retirement Funds seek their investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (Hartford Investment). Ibbotson Associates, Inc. (Ibbotson) serves as a consultant to HIFSCO and Hartford Investment with respect to selecting the Underlying Funds and the Funds' asset allocations among the Underlying Funds. Each Underlying Fund's accounting policies are outlined below.

    Indemnifications: Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds' enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate loan interests purchased in the secondary market is the date on which the transaction is entered into.

    b) Security Valuation and Investment Income -- Except for the Money Market Fund, the Funds (through certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund (through certain Underlying Funds in the case of a Fund of Funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors (or in the case of a Fund of Funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (NYSE) that is expected to affect the value of the portfolio security. The circumstances in which a Fund (through certain Underlying Funds in the case of Fund of Funds) may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund (through certain Underlying Funds in the case of Fund of Funds), and in particular, Advisers Fund, Capital Appreciation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, Stock Fund and Value Opportunities Fund, uses a fair value pricing service approved by that Fund's Board of Directors (or in the case of Fund of Funds, the Board of Directors of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds (through certain Underlying Funds in the case of a Fund of Funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would have been calculated using prevailing market values. There can be no assurance that any Fund (through certain Underlying Funds in the case of a Fund of Funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of Fund of Funds) were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term obligations and Floating Rate Loans), held by the Fund (through certain Underlying Funds in the case of a Fund of Funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating Rate Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by that Fund's Board of Directors (or in the case of a Fund of Funds, the Board of Directors of the Underlying Funds). Generally, each Fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's investments are valued at amortized cost, which approximates market value.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

        Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

        Investments in open-end mutual funds are valued at the respective net asset value of each Underlying Fund on the valuation date.

        Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis. Income and capital gain distributions from underlying funds are recorded on the ex-dividend date.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Securities Lending -- The Funds, except for the Money Market Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments or U.S. Government Securities with a market value at least equal to the market value of the securities on loan. The adequacy of collateral for securities out on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment or Wellington Management Company LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

        Certain Funds, together with other investment management companies having investment advisory agreements with Wellington, have an interest in joint repurchase agreements in the amount of $2,053,287 dated 4/28/06 with Bank of America, J.P. Morgan Chase and UBS Securities, LLC due 5/1/06. These joint repurchase agreements are collateralized as follows:

                                                          COLLATERAL
        BROKER                     RATE     PRINCIPAL       VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                     -----    ----------    ----------    ------------------    ---------------    ------------
        Bank of America
          Securities.............  4.78%    $  355,000    $  362,100    FNMA                           5.00%            2036
        Credit Suisse First
          Boston.................  4.79%       235,000       239,702    FNMA                  4.00% - 10.50%     2020 - 2035
        Deutsche Bank
          Securities.............  4.79%       360,000       367,200    FHLMC                          6.00%            2034
                                                                        FNMA                   4.50% - 6.00%     2018 - 2036
        J.P. Morgan Chase........  4.76%       145,000       147,297    FNMA                   4.00% - 9.00%     2008 - 2036
        Morgan Stanley & Co.,
          Inc. ..................  4.78%       325,000       329,523    FHLMC                          5.00%            2035
                                                                        FNMA                   4.50% - 5.00%     2018 - 2035
        UBS Securities, LLC......  4.77%       580,000       591,601    FHLMC                 4.00% - 10.50%     2008 - 2035
                                                                        FNMA                  4.00% - 11.50%     2006 - 2036
        UBS Securities, LLC......  4.70%        53,287        54,823    U.S. Treasury Bond            2.375%            2025
                                            ----------    ----------
                                            $2,053,287    $2,092,246
                                            ==========    ==========

        The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Advisers Fund...............................................  $ 26,585
        Capital Appreciation Fund...................................   858,529
        Capital Appreciation II Fund................................    11,579
        Disciplined Equity Fund.....................................     5,993
        Dividend and Growth Fund....................................    79,459
        Equity Income Fund..........................................    10,408
        Focus Fund..................................................       169
        Global Communications Fund..................................       725
        Global Financial Services...................................       622
        Global Health Fund..........................................    10,278
        Global Leaders Fund.........................................    10,677
        Global Technology Fund......................................       275
        Growth Fund.................................................     5,554
        International Capital Appreciation Fund.....................    13,913
        International Opportunities Fund............................     5,632
        International Small Company Fund............................     6,467

--------------------------------------------------------------------------------

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        MidCap Fund.................................................    55,746
        MidCap Value Fund...........................................     9,138
        Small Company Fund..........................................     3,758
        Stock Fund..................................................     5,938
        Value Fund..................................................     4,640
        Value Opportunities Fund....................................     4,725

        Certain Funds, together with other investment management companies having investment advisory agreements with Hartford Investment, have an interest in joint repurchase agreements in the amount of $1,046,821 dated 4/28/06 with BNP Paribas Securities Corp., RBS Greenwich Capital Markets and UBS Warburg Securities, Inc. due 5/1/06. These joint repurchase agreements are collateralized as follows:

                                                          COLLATERAL
        BROKER                     RATE     PRINCIPAL       VALUE          SECURITY TYPE         COUPON RATE        MATURITY
        ------                     -----    ----------    ----------    -------------------    ---------------    ------------
        BNP Paribas Securities
          Corp. .................  4.67%    $  350,000    $  360,460    U.S. Treasury Bonds     6.75% - 8.00%     2016 - 2026
                                                                        U.S. Treasury Bills             4.54%            2006
        RBS Greenwich Capital
          Markets................  4.65%       325,000       332,180    U.S. Treasury Bonds    7.25% - 7.625%     2016 - 2025
                                                                        U.S. Treasury Notes     3.50% - 4.00%     2007 - 2014
        UBS Warburg Securities,
          Inc. ..................  4.68%       371,821       379,754    U.S. Treasury Note             4.625%            2006
                                            ----------    ----------
                                            $1,046,821    $1,062,394
                                            ==========    ==========

        The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Floating Rate Fund..........................................  $ 54,088
        Income Fund.................................................       435
        Short Duration Fund.........................................     5,847
        Total Return Bond Fund......................................   155,716
        U.S. Government Securities Fund.............................        15

        The SmallCap Growth Fund has an interest in a repurchase agreement in the amount of $8,590 dated 4/28/06 with Deutsche Bank., 4.71% due 5/1/06. This repurchase agreement is collateralized by $8,787 in a U.S. Treasury Bond 8.875% due 2017.

        In addition, Capital Appreciation Fund had collateral for securities out on loan in repurchase agreements. The Capital Appreciation Fund lending agreement is collateralized by an interest in a repurchase agreement in the amount of $6,383 dated 4/28/06 with Lehman Brothers, Inc., 4.73% due 5/1/06. This repurchase agreement is collateralized by $6,511 in Financing Corp., Zero Coupon Strip, 5.71% due 2018.

    g) Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into futures contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. Options shall be valued at their most recent sale price on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price on another exchange or market where it did trade. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

        At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of a Fund's strategies and potentially result in loss. High Yield Fund, Income Fund, Inflation Plus Fund and SmallCap Growth Fund had outstanding futures contracts as of April 30, 2006.

        The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        The Funds may write covered options. "Covered" means that so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or the option to purchase or sell the same underlying securities or currency having the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded on the Statements of Assets and Liabilities, which increases the Funds' return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the six-month period ended April 30, 2006 are summarized below:

                                                                      HARTFORD CAPITAL APPRECIATION FUND OPTIONS CONTRACTS
                                                                    ACTIVITY DURING THE SIX-MONTH PERIOD ENDED APRIL 30, 2006
                                                                -----------------------------------------------------------------
        CALL OPTIONS WRITTEN DURING THE PERIOD                  NUMBER OF CONTRACTS    PREMIUM AMOUNTS    REALIZED GAINS (LOSSES)
        --------------------------------------                  -------------------    ---------------    -----------------------
        Beginning of the period...............................          --                 $    --                $    --
        Written...............................................          12                   2,803                     --
        Expired...............................................          --                      --                     --
        Closed................................................          (7)                 (1,469)                (2,062)
        Exercised.............................................          --                      --                     --
                                                                        --                 -------                -------
        End of the period.....................................           5                 $ 1,334                $(2,062)
                                                                        --                 -------                -------

    h) Forward Foreign Currency Contracts -- For the six-month period ended April 30, 2006, Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Focus Fund, Global Financial Services Fund, Global Leaders Fund, Global Technology Fund, Income Fund, Inflation Plus Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Value Fund, Stock Fund, Small Company Fund and Total Return Bond Fund entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movement in the value of foreign currencies relative to the U.S. dollar. The U.S. dollar value of forward foreign currency contracts is determined using forward foreign currency exchange rates supplied by an independent pricing service.

    i) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. As of April 30, 2006, Hartford Global Technology Fund and the Hartford Small Company Fund had investments in indexed securities. These securities are included on the Fund's schedule of investments under Exchange Traded Funds.

    j) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (IRC) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. On a calendar year basis, the Funds are subject to a 4% federal excise tax to the extent they do not distribute substantially all of their net investment income and realized gains, if any. The Funds have distributed substantially all of their income and gains in prior years and each Fund intends to distribute substantially all of its income and gains during the calendar year ended December 31, 2006. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income and or excise tax purposes.

        The tax character of distributions paid for the periods indicated is as follows:

                                                                    FOR THE PERIOD ENDED               FOR THE PERIOD ENDED
                                                                      OCTOBER 31, 2005                   OCTOBER 31, 2004
                                                               -------------------------------    -------------------------------
                                                                TAX                  LONG-TERM     TAX                  LONG-TERM
                                                               EXEMPT    ORDINARY     CAPITAL     EXEMPT    ORDINARY     CAPITAL
                                                               INCOME     INCOME       GAINS      INCOME     INCOME       GAINS
                                                               ------    --------    ---------    ------    --------    ---------
        Advisers Fund........................................  $  --     $37,568      $    --     $  --     $24,483      $   --
        Aggressive Growth Allocation Fund....................     --          39           --        --          --          --
        Balanced Allocation Fund.............................     --       2,330           --        --          77          --
        Conservative Allocation Fund.........................     --       1,501           --        --          67          --
        Disciplined Equity Fund..............................     --       2,192           --        --         154          --
        Dividend and Growth Fund.............................     --      31,677       26,222        --      15,746          --
        Equity Income Fund...................................     --       8,509           --        --       3,108          --
        Floating Rate Fund@..................................     --       2,825           --        --          --          --

--------------------------------------------------------------------------------

                                                                    FOR THE PERIOD ENDED               FOR THE PERIOD ENDED
                                                                      OCTOBER 31, 2005                   OCTOBER 31, 2004
                                                               -------------------------------    -------------------------------
                                                                TAX                  LONG-TERM     TAX                  LONG-TERM
                                                               EXEMPT    ORDINARY     CAPITAL     EXEMPT    ORDINARY     CAPITAL
                                                               INCOME     INCOME       GAINS      INCOME     INCOME       GAINS
                                                               ------    --------    ---------    ------    --------    ---------
        Focus Fund...........................................     --          34           --        --          --          --
        Global Communications Fund...........................     --         106           --        --          --          --
        Global Financial Services Fund.......................     --         198           --        --         133          --
        Global Health Fund...................................     --          --       15,627        --          --       1,115
        Growth Allocation Fund...............................     --         306           --        --          --          --
        High Yield Fund......................................     --      21,926           --        --      21,004          --
        Income Allocation Fund...............................     --         882           --        --          56          --
        Income Fund..........................................     --       2,379          160        --       1,577          --
        Inflation Plus Fund..................................     --      34,177        4,354        --      16,261          --
        International Capital Appreciation Fund..............     --          --           --        --          37          65
        International Opportunities Fund.....................     --          --           --        --          63          --
        International Small Company Fund.....................     --       8,255          733        --       2,967          82
        MidCap Fund..........................................     --          --       55,053        --          --          --
        MidCap Value Fund....................................     --      10,451       20,593        --          --          --
        Money Market Fund....................................     --       4,587           --        --         615          --
        Retirement Income Fund@@.............................     --          --           --        --          --          --
        Short Duration Fund..................................     --       4,345           --        --       2,152          --
        Stock Fund...........................................     --       6,624           --        --          --          --
        Tax-Free California Fund.............................    633          --           --       636          --          --
        Tax-Free Minnesota Fund..............................  1,381          --           85     1,423          13         835
        Tax-Free National Fund...............................  3,716          --           79     3,491         284         924
        Tax-Free New York....................................    486          --           22       463          89          --
        Total Return Bond Fund...............................     --      23,616          954        --      34,174       1,196
        U.S. Government Securities Fund......................     --      10,868           --        --      11,875          --
        Value Fund...........................................     --         537           --        --         406          --

          @ Commenced operations on April 29, 2005.
          @@ Commenced operations on September 30, 2005.

        As of October 31, 2005, the components of distributable earnings (deficit) on a tax basis are as follows:

                                                                                                                TOTAL
                                      UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED        UNREALIZED       ACCUMULATED
                                        ORDINARY         LONG-TERM      CAPITAL GAINS      APPRECIATION       EARNINGS
                                         INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)**     (DEFICIT)
                                      -------------    -------------    -------------    ----------------    -----------
        Advisers Fund...............     $ 2,060         $     --         $(175,177)        $   94,229       $  (78,888)
        Aggressive Growth Allocation
          Fund......................          --               64                --              5,704            5,768
        Balanced Allocation Fund....       1,150              299                --             14,704           16,153
        Capital Appreciation Fund...      60,756          884,005                --          1,197,289        2,142,050
        Capital Appreciation II
          Fund......................       1,195               --                --              1,277            2,472
        Conservative Allocation
          Fund......................         878              686                --              1,133            2,697
        Disciplined Equity Fund.....         600               --           (80,201)            30,160          (49,441)
        Dividend and Growth Fund....      16,817           98,285                --            342,151          457,253
        Equity Income Fund..........       1,452            1,336                --             28,790           31,578
        Floating Rate Fund..........          89               --                --               (284)            (195)
        Focus Fund..................         321               --           (10,339)             4,026           (5,992)
        Global Communications
          Fund......................         253               --            (3,752)             3,625              126
        Global Financial Services
          Fund......................         122               --              (322)             2,947            2,747
        Global Health Fund..........      14,523           17,301                --             43,143           74,967
        Global Leaders Fund.........         917            7,456                --             32,898           41,271
        Global Technology Fund......          --               --           (55,987)             4,185          (51,802)
        Growth Allocation Fund......         128              201                --             16,477           16,806
        Growth Fund.................          --               --            (7,365)           100,244           92,879
        Growth Opportunities Fund...          --           69,507                --            103,249          172,756
        High Yield Fund.............         291               --           (78,042)            (7,589)         (85,340)
        Income Allocation Fund......          60               --                --               (723)            (663)
        Income Fund.................          15               --              (311)              (734)          (1,030)
        Inflation Plus Fund.........         836            3,229                --             (6,692)          (2,627)
        International Capital
          Appreciation Fund.........       2,325            1,965                --             12,184           16,474

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                                TOTAL
                                      UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED        UNREALIZED       ACCUMULATED
                                        ORDINARY         LONG-TERM      CAPITAL GAINS      APPRECIATION       EARNINGS
                                         INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)**     (DEFICIT)
                                      -------------    -------------    -------------    ----------------    -----------
        International Opportunities
          Fund......................         482               --           (17,626)            11,126           (6,018)
        International Small Company
          Fund......................      10,193            5,090                --              2,315           17,598
        MidCap Fund.................      63,189          412,265                --            447,046          922,500
        MidCap Value Fund...........      13,883           30,157                --             41,469           85,509
        Money Market Fund...........          --               --                --                 --               --
        Retirement Income Fund......          --               --                --                 (1)              (1)
        Select MidCap Growth Fund...         195               --                --                223              418
        Select MidCap Value Fund....         636               --                --                507            1,143
        Select SmallCap Growth
          Fund......................          --               --               (15)              (235)            (250)
        Short Duration Fund.........           6               --            (1,493)            (1,995)          (3,482)
        Small Company Fund..........          --               --           (37,327)            50,606           13,279
        SmallCap Growth Fund........          --               --           (27,596)            19,611           (7,985)
        Stock Fund..................       2,294               --          (477,787)            64,165         (411,328)
        Target Retirement 2010
          Fund......................          --               --                --                 (1)              (1)
        Target Retirement 2020
          Fund......................          --               --                --                  1                1
        Target Retirement 2030
          Fund......................          --               --                --                 (1)              (1)
        Tax-Free California Fund....           3               12                --                381              396
        Tax-Free Minnesota Fund.....           1               57                --              1,343            1,401
        Tax-Free National Fund......          21              698                --              3,631            4,350
        Tax-Free New York Fund......          11               25                --                336              372
        Total Return Bond Fund......       3,424            1,219                --            (10,738)          (6,095)
        U.S. Government Securities
          Fund......................          90               --           (12,581)            (2,310)         (14,801)
        Value Fund..................         859               --            (1,502)            15,524           14,881
        Value Opportunities Fund....       2,423            5,425                --              7,695           15,543

         * Certain Funds had capital loss carryforwards that are identified in
           Note 2(j)(3).
        ** The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses and the mark to market adjustment for certain derivatives in accordance with IRC Sec. 1256.

    j) (2) Reclassification of Capital Accounts -- In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and realized gain loss on investments on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, expiration of capital loss carryforwards, distributions upon redemptions and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2005, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                      UNDISTRIBUTED     ACCUMULATED
                                                                      NET INVESTMENT    NET REALIZED    PAID-IN-
                                                                          INCOME        GAIN (LOSS)     CAPITAL
                                                                      --------------    ------------    --------
        Advisers Fund...............................................     $  (318)         $    225      $    93
        Aggressive Growth Allocation Fund...........................         541              (478)         (63)
        Balanced Allocation Fund....................................           9                --           (9)
        Capital Appreciation Fund...................................      (8,850)            8,506          344
        Capital Appreciation II Fund................................         121               (85)         (36)
        Conservative Allocation Fund................................           3                --           (3)
        Disciplined Equity Fund.....................................         (54)               54           --
        Dividend and Growth Fund....................................        (250)              250           --
        Equity Income Fund..........................................         (24)               24           --
        Floating Rate Fund..........................................          86               (40)         (46)
        Focus Fund..................................................         (30)               29            1
        Global Communications Fund..................................           3                (4)           1
        Global Financial Services Fund..............................          (8)                8           --
        Global Health Fund..........................................       2,905            (2,905)          --
        Global Leaders Fund.........................................        (963)              963           --
        Global Technology Fund......................................         169                48         (217)

--------------------------------------------------------------------------------

                                                                      UNDISTRIBUTED     ACCUMULATED
                                                                      NET INVESTMENT    NET REALIZED    PAID-IN-
                                                                          INCOME        GAIN (LOSS)     CAPITAL
                                                                      --------------    ------------    --------
        Growth Allocation Fund......................................           2                (2)          --
        Growth Fund.................................................       2,884               187       (3,071)
        Growth Opportunities Fund...................................       2,756               546       (3,302)
        High Yield Fund.............................................         884              (884)          --
        Income Allocation Fund......................................          --                --           --
        Income Fund.................................................          54               (54)          --
        Inflation Plus Fund.........................................         874              (874)          --
        International Capital Appreciation Fund.....................        (202)              202           --
        International Opportunities Fund............................          69               (69)          --
        International Small Company Fund............................      (1,486)            1,425           61
        MidCap Fund.................................................      11,958           (11,700)        (258)
        MidCap Value Fund...........................................       2,245            (2,245)          --
        Retirement Income Fund......................................          --                --           --
        Select MidCap Growth Fund...................................         125              (113)         (12)
        Select MidCap Value Fund....................................          19                --          (19)
        Select SmallCap Growth Fund.................................           3                --           (3)
        Small Company Fund..........................................       3,254               146       (3,400)
        SmallCap Growth Fund........................................       1,819                43       (1,862)
        Stock Fund..................................................        (307)              307           --
        Target Retirement 2010 Fund.................................          --                --           --
        Target Retirement 2020 Fund.................................          --                --           --
        Target Retirement 2030 Fund.................................          --                --           --
        Total Return Bond Fund......................................       2,455            (2,455)          --
        U.S. Government Securities Fund.............................         276              (276)          --
        Value Fund..................................................         (12)               12           --
        Value Opportunities Fund....................................         (22)               22           --

    j) (3) Capital Loss Carryforwards -- As of October 31, 2005 (tax year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of as follows:

                                                                       YEAR OF EXPIRATION
                                      ------------------------------------------------------------------------------------
        FUND                           2007      2008       2009        2010        2011       2012      2013      TOTAL
        ----                          ------    -------    -------    --------    --------    ------    ------    --------
        Advisers Fund...............  $   --    $    --    $    --    $ 62,732    $112,444    $   --    $   --    $175,176
        Disciplined Equity Fund.....      --         --         --      53,565      26,636        --        --      80,201
        Focus Fund..................      --         --         --          --      10,339        --        --      10,339
        Global Communications
          Fund......................      --         --         --       3,068         684        --        --       3,752
        Global Financial Services
          Fund......................      --         --         --          --         322        --        --         322
        Global Technology Fund......      --         --     21,094      34,893          --        --        --      55,987
        Growth Fund.................      --         --         --         448       6,917        --        --       7,365
        High Yield Fund.............   2,778     19,805      1,643      25,246      28,570        --        --      78,042
        Income Fund.................      --         --         --          --          --        --       311         311
        International Opportunities
          Fund......................      --      2,660        730      12,102       2,135        --        --      17,627
        Retirement Income Fund......      --         --         --          --          --        --        --          --
        Select SmallCap Growth
          Fund......................      --         --         --          --          --        --        15          15
        Short Duration Fund.........      --         --         --          --         221       295       977       1,493
        Small Company Fund..........      --         --      5,413      31,914          --        --        --      37,327
        SmallCap Growth Fund........      --         --         --      17,781       6,564     3,251        --          --
        Stock Fund..................      --         --     35,641     246,128     196,018        --        --     477,787
        Target Retirement 2010
          Fund......................      --         --         --          --          --        --        --          --
        Target Retirement 2020
          Fund......................      --         --         --          --          --        --        --          --
        Target Retirement 2030
          Fund......................      --         --         --          --          --        --        --          --
        U.S. Government Securities
          Fund......................   2,205      3,597         --          --         672     3,591     2,517      12,582
        Value Fund..................      --         --         --          --       1,502        --        --       1,502

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryforwards (acquired via merger) is limited on an annual basis in the amounts as follows:

                                        ANNUAL
        ACQUIRING FUND                LIMITATION
        --------------                ----------
        High Yield Fund.............    $3,813
        International Opportunities
          Fund......................       960

    k)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for a Fund's shares are executed in accordance with the investment instructions of the shareholders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the NYSE. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of Aggressive Growth Allocation Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Allocation Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Target Retirement 2030 Fund, Value Fund, and Value Opportunities Fund will be declared and paid annually; dividends from net investment income of Advisers Fund, Balanced Allocation Fund, Conservative Allocation Fund, Dividend and Growth Fund, Equity Income Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund will be declared and paid quarterly; dividends from the net investment income of Floating Rate Fund, High Yield Fund, Income Allocation Fund, Income Fund, Inflation Plus Fund, Retirement Income Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U. S. Government Securities Fund will be declared and paid monthly and dividends from net investment income of Money Market Fund will be declared daily and paid monthly. Dividends from Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Long-term capital gains distributions received from the underlying funds are distributed to shareholders at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles with respect to character and timing. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds' capital accounts (see Note 2, j, (2)).

    l) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to qualifying institutions and which may be determined to be liquid pursuant to policies and guidelines established by that Fund's Board of Directors.

    m) Securities Purchased on a When-Issued and Delayed-Delivery
       Basis -- Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of April 30, 2006, the Funds entered into outstanding when-issued or forward commitments as follows:

        FUND                              COST
        ----                            --------
        Advisers Fund...............    $    832
        International Small Company
          Fund......................         113
        MidCap Fund.................         118
        Tax-Free Minnesota Fund.....       1,021
        Tax-Free National Fund......       1,115
        Total Return Bond Fund......     108,537

--------------------------------------------------------------------------------

    n) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

    o) Senior Floating Rate Interests -- Floating Rate Fund invests at least 80% of its assets in below investment-grade or floating rate loans and floating rate securities. The major factors affecting this Fund's performance are credit, liquidity and interest rate risk. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The Fund could lose money if the fundamentals of an industry in which the Fund invests deteriorate or if a borrower or issuer underperforms or defaults, or if any loan or debt security that the Fund owns is downgraded. In addition, because the Fund is non-diversified and therefore may take larger positions in individual borrowers and issuers than other mutual funds, the Fund may experience greater market fluctuation and price volatility than a Fund that maintains a more broadly diversified portfolio.

    p) Prepayment Risks -- Most Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities. Accordingly, the potential for the value of a Floating Rate Loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

    q) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HIFSCO, a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to each Fund pursuant to an Investment Advisory Agreement dated March 3, 1997, for the Hartford Mutual Funds, Inc. and dated February 19, 2002, for Hartford Mutual Funds II, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for each Fund. In addition, HIFSCO provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. HIFSCO has contracted with Wellington for the provision of day to day investment management services to Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund in accordance with each Fund's investment objective and policies. In addition, HIFSCO has contracted with Hartford Investment, a wholly owned subsidiary of The Hartford, for the provision of day to day investment management services for Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Retirement Income Fund, Short Duration Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund. HIFSCO has contracted for the provision of day to day investment management services with Chartwell Investment Partners, L.P. (Chartwell), Goldman Sachs Asset Management, L.P. (GSAM) and Northern Capital Management, LLC (Northern Capital) for the Select MidCap Growth Fund, with Artisan Partners Limited Partnership (Artisan), Cramer Rosenthal McGlynn, LLC (CRM) and Sterling Capital Management LLC (Sterling) for Select MidCap Value Fund and with Jennison Associates, LLC (Jennison) and Oberweis Asset Management, Inc. (Oberweis) for Select SmallCap Growth Fund. Each Fund pays a fee to HIFSCO, a portion of which may be used to compensate Artisan, Chartwell, CRM, GSAM, Hartford Investment, Jennison, Oberweis, Northern Capital, Sterling or Wellington, as applicable.

        The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered during the six-month period ended April 30, 2006:
                               MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     .50%
On next $500 million...............................................     .45%
On next $4 billion.................................................     .40%
On next $5 billion.................................................     .38%
Over $10 billion...................................................     .37%

                           TAX-FREE NATIONAL FUND AND
                        U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $50 million...............................................     .80%
On next $4.95 billion..............................................     .70%
On next $5 billion.................................................     .68%
Over $10 billion...................................................     .67%

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                             TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     .65%
On next $500 million...............................................     .55%
On next $4 billion.................................................     .50%
On next $5 billion.................................................     .48%
Over $10 billion...................................................     .47%

                              GLOBAL LEADERS FUND,
                 INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND,
                    MIDCAP VALUE FUND AND SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     .85%
On next $500 million...............................................     .75%
Over $1 billion....................................................     .70%

                            TAX-FREE MINNESOTA FUND

AVERAGE DAILY NET ASSETS                                                                 ANNUAL FEE
------------------------                                                                 ----------
On first $50 million...............................................                         .72%
On next $4.95 billion..............................................                         .70%
On next $5 billion.................................................                         .68%
Over $10 billion...................................................                         .67%

                    GROWTH FUND, GROWTH OPPORTUNITIES FUND,
               SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS  ANNUAL FEE
------------------------  ----------
On first $100 million...    1.00%
On next $150 million...      .80%
Over $250 million...         .70%

                            DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS  ANNUAL FEE
------------------------  ----------
On first $500 million...     .75%
On next $500 million...      .65%
Over $1 billion...           .60%

                  INTERNATIONAL CAPITAL APPRECIATION FUND AND
                        INTERNATIONAL SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    1.00%
On next $500 million...............................................     .90%
Over $1 billion....................................................     .85%

              CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND,
              EQUITY INCOME FUND(1), STOCK FUND(2) AND VALUE FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     .80%
On next $500 million...............................................     .70%
Over $1 billion....................................................     .65%

1) Effective November 1, 2005, HIFSCO has agreed to waive 0.30% of the management fee until October 31, 2006.
2) Effective November 1, 2005, HIFSCO has agreed to waive 0.05% of the management fee until October 31, 2006.
                 FOCUS FUND(3), GLOBAL COMMUNICATIONS FUND(4),
             GLOBAL FINANCIAL SERVICES FUND(4), GLOBAL HEALTH FUND,
              GLOBAL TECHNOLOGY FUND AND SELECT MIDCAP VALUE FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    1.00%
On next $500 million...............................................     .95%
Over $1 billion....................................................     .90%

3) Effective November 1, 2005, HIFSCO has agreed to waive 0.10% of the management fee until October 31, 2006.
4) Effective September 1, 2005, HIFSCO has agreed to waive 0.45% of the management fee. This policy may be discontinued at any time.

                               HIGH YIELD FUND(5)

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     .75%
On next $500 million...............................................     .65%
On next $4 billion.................................................     .60%
On next $5 billion.................................................     .58%
Over $10 billion...................................................     .57%

5) Effective November 1, 2005, HIFSCO has agreed to waive 0.15% of the management fee until October 31, 2006.
                                ADVISERS FUND(6)

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    .690%
On next $500 million...............................................    .625%
Over $1 billion....................................................    .575%

6) Effective November 1, 2005, HIFSCO has agreed to waive 0.05% of the management fees until October 31, 2006.

--------------------------------------------------------------------------------

                      INCOME FUND AND INFLATION PLUS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     .60%
On next $4.5 billion...............................................     .55%
On next $5 billion.................................................     .53%
Over $10 billion...................................................     .52%

               SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND
                             TAX-FREE NEW YORK FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     .55%
On next $4.5 billion...............................................     .50%
On next $5 billion.................................................     .48%
Over $10 billion...................................................     .47%

                  AGGRESSIVE GROWTH ALLOCATION FUND, BALANCED
                    ALLOCATION FUND, CONSERVATIVE ALLOCATION
                        FUND, GROWTH ALLOCATION FUND AND
                             INCOME ALLOCATION FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     .20%
Over $500 million..................................................     .15%

                           SELECT MIDCAP GROWTH FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     .90%
On next $500 million...............................................     .85%
Over $1 billion....................................................     .80%

                          CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $250 million..............................................    1.00%
On next $250 million...............................................     .95%
On next $500 million...............................................     .90%
Over $1 billion....................................................     .85%

                             FLOATING RATE FUND(7)

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     .65%
On next $4.5 billion...............................................     .60%
On next $5.0 billion...............................................     .58%
Over $10 billion...................................................     .57%

7) HIFSCO has agreed to waive the management fee through July 31, 2006.
                          SELECT SMALLCAP GROWTH FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................    1.05%
On next $500 million...............................................    1.00%
Over $1 billion....................................................     .95%

              RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND,
                          TARGET RETIREMENT 2020 FUND,
                          TARGET RETIREMENT 2030 FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $500 million..............................................     .20%
Over $500 million..................................................     .15%

    b)  Distribution and Service Plan for Class A, B, C, H, L, M and N
        Shares -- HIFSCO is the principal underwriter and distributor of the Funds. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2006, the following revenues were received by HIFSCO:

                                                                      FRONT-END LOAD    CONTINGENT DEFERRED
                                                                       SALES CHARGE        SALES CHARGE
                                                                      --------------    -------------------
        HIFSCO......................................................     $58,703              $3,917

        The Funds have adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the Distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, H, L, M and N shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35%, however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Up to 0.25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for service provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25% for each Fund. Classes H, M and N have a distribution

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

       fee of 1.00% of average daily net assets on an annual basis, to be used to compensate those who sell shares of the fund and pay certain other expenses of selling fund shares.

        For the six-month period ended April 30, 2006, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Funds' shares were $2,893. These commissions are in turn paid to sales representatives of the broker/dealers.

    c) Operating Expenses -- Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2006, HIFSCO has voluntarily limited the total operating expenses of the Class A, B, C, H, L, M, N and Y shares of some of the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

        FUND                          CLASS A    CLASS B    CLASS C    CLASS H    CLASS L    CLASS M    CLASS N    CLASS Y
        ----                          -------    -------    -------    -------    -------    -------    -------    -------
        Advisers Fund...............   1.18%        NA         NA         NA         NA         NA         NA         NA
        Aggressive Growth Allocation
          Fund*.....................   1.65%      2.30%      2.30%        NA         NA         NA         NA         NA
        Balanced Allocation Fund*...   1.45%      2.15%      2.15%        NA         NA         NA         NA         NA
        Capital Appreciation Fund...   1.29%        NA         NA         NA         NA         NA         NA         NA
        Capital Appreciation II
          Fund......................   1.60%      2.35%      2.35%        NA         NA         NA         NA       1.15%
        Conservative Allocation
          Fund*.....................   1.40%      2.05%      2.05%        NA         NA         NA         NA         NA
        Disciplined Equity Fund.....   1.40%      2.15%      2.15%        NA         NA         NA         NA       1.00%
        Dividend and Growth Fund....   1.25%        NA         NA         NA         NA         NA         NA         NA
        Equity Income Fund..........   1.05%        NA         NA         NA         NA         NA         NA         NA
        Focus Fund..................   1.50%      2.25%      2.25%        NA         NA         NA         NA       1.10%
        Global Communications
          Fund......................   1.15%      1.90%      1.90%        NA         NA         NA         NA       0.75%
        Global Financial Services
          Fund......................   1.15%      1.90%      1.90%        NA         NA         NA         NA       0.75%
        Global Health Fund..........   1.60%      2.35%      2.35%        NA         NA         NA         NA       1.20%
        Global Leaders Fund.........   1.48%      2.35%      2.35%        NA         NA         NA         NA       1.20%
        Global Technology Fund......   1.60%      2.35%      2.35%        NA         NA         NA         NA       1.20%
        Growth Allocation Fund*.....   1.55%      2.20%      2.20%        NA         NA         NA         NA         NA
        Growth Fund.................   1.33%      2.15%      2.15%      2.15%      1.45%      2.15%      2.15%      1.00%
        Growth Opportunities Fund...   1.36%      2.15%      2.15%      2.15%      1.45%      2.15%      2.15%      1.00%
        High Yield Fund.............   1.20%      1.95%      1.95%        NA         NA         NA         NA       0.80%
        Income Allocation Fund*.....   1.25%      1.95%      1.95%        NA         NA         NA         NA         NA
        Income Fund.................   0.95%      1.70%      1.70%        NA         NA         NA         NA       0.70%
        Inflation Plus Fund.........   0.95%      1.70%      1.70%        NA         NA         NA         NA       0.70%
        International Capital
          Appreciation Fund.........   1.60%      2.35%      2.35%        NA         NA         NA         NA       1.20%
        International Opportunities
          Fund......................   1.57%      2.35%      2.35%        NA         NA         NA         NA       1.20%
        International Small Company
          Fund......................   1.60%      2.35%      2.35%        NA         NA         NA         NA       1.20%
        MidCap Fund.................   1.37%        NA         NA         NA         NA         NA         NA         NA
        MidCap Value Fund...........   1.40%      2.15%      2.15%        NA         NA         NA         NA       1.00%
        Money Market Fund...........   0.95%      1.70%      1.70%        NA         NA         NA         NA       0.55%
        Retirement Income Fund*.....   1.25%      2.00%      2.00%        NA         NA         NA         NA       0.95%
        Select MidCap Growth Fund...   1.50%      2.25%      2.25%        NA         NA         NA         NA       1.10%
        Select MidCap Value Fund....   1.55%      2.30%      2.30%        NA         NA         NA         NA       1.15%
        Select SmallCap Growth
          Fund......................   1.65%      2.40%      2.40%        NA         NA         NA         NA       1.20%
        Short Duration Fund.........   0.90%      1.65%      1.65%        NA         NA         NA         NA       0.65%
        SmallCap Growth Fund........   1.40%      2.15%      2.15%      2.15%      1.25%      2.15%      2.15%      1.10%
        Small Company Fund..........   1.40%      2.15%      2.15%        NA         NA         NA         NA       1.00%
        Stock Fund..................   1.28%        NA         NA         NA         NA         NA         NA         NA
        Target Retirement 2010
          Fund*.....................   1.30%      2.05%      2.05%        NA         NA         NA         NA       1.00%
        Target Retirement 2020
          Fund*.....................   1.35%      2.10%      2.10%        NA         NA         NA         NA       1.05%
        Target Retirement 2030
          Fund*.....................   1.40%      2.15%      2.15%        NA         NA         NA         NA       1.10%
        Tax-Free California Fund....   0.90%      1.65%      1.65%        NA         NA         NA         NA         NA
        Tax-Free Minnesota Fund.....   0.85%      1.60%      1.60%      1.60%      0.90%      1.60%      1.60%        NA
        Tax-Free National Fund......   1.00%      1.75%      1.75%      1.75%      1.05%      1.75%      1.75%        NA
        Tax-Free New York Fund......   0.85%      1.60%      1.60%        NA         NA         NA         NA         NA
        Total Return Bond Fund......   1.20%      1.95%      1.95%        NA         NA         NA         NA       0.80%
        U.S. Government Securities
          Fund......................   1.15%      1.90%      1.90%      1.90%      1.20%      1.90%      1.90%        NA
        Value Fund..................   1.40%      2.15%      2.15%        NA         NA         NA         NA       1.00%
        Value Opportunities Fund....   1.40%      2.15%      2.15%      2.15%      1.45%      2.15%      2.15%      1.25%

        * Voluntary limitations for total operating expenses for Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund include expenses incurred as the result of investing in other investment companies.

--------------------------------------------------------------------------------

        Effective November 1, 2005, Hartford Administrative Services Company (HASCO) has agreed to waive a portion of the transfer agency fees of the Funds, under a voluntary undertaking, to 0.35% of average daily net assets per fiscal year for all A, B and C share classes.

        Amounts incurred which exceed the above limits, are deducted from expenses and are reported as expense reimbursements or waivers on the accompanying Statements of Operations.

    d) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Advisors and Russell Investment Group to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds' expenses. In addition, the Funds' custodian bank has agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2006, these amounts are included in the Statement of Operations.

        The ratio of expenses to average net assets excludes expenses paid indirectly in the financial highlights. Had the expenses paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

                                                                        SIX-MONTH       YEAR ENDED     YEAR ENDED
                                                                       PERIOD ENDED     OCTOBER 31,    OCTOBER 31,
        FUND                                                          APRIL 30, 2006       2005           2004
        ----                                                          --------------    -----------    -----------
        ADVISERS FUND
        Class A Shares..............................................      1.10%            1.18%         1.22%
        Class B Shares..............................................      1.89%            1.96%         1.94%
        Class C Shares..............................................      1.81%            1.88%         1.86%
        Class Y Shares..............................................      0.64%            0.73%         0.74%
        CAPITAL APPRECIATION FUND
        Class A Shares..............................................      1.17%            1.22%         1.32%
        Class B Shares..............................................      1.95%            1.99%         2.03%
        Class C Shares..............................................      1.87%            1.91%         1.94%
        Class Y Shares..............................................      0.73%            0.75%         0.76%
        CAPITAL APPRECIATION II FUND
        Class A Shares..............................................      1.60%            1.60%**
        Class B Shares..............................................      2.30%            2.35%**
        Class C Shares..............................................      2.35%            2.35%**
        Class Y Shares..............................................      1.14%            1.15%**
        DISCIPLINED EQUITY FUND
        Class A Shares..............................................      1.39%            1.38%         1.44%
        Class B Shares..............................................      2.06%            2.13%         2.14%
        Class C Shares..............................................      2.09%            2.10%         2.09%
        Class Y Shares..............................................      0.88%            0.89%         0.87%
        DIVIDEND AND GROWTH FUND
        Class A Shares..............................................      1.13%            1.16%         1.22%
        Class B Shares..............................................      1.98%            2.01%         2.03%
        Class C Shares..............................................      1.86%            1.88%         1.89%
        Class Y Shares..............................................      0.69%            0.72%         0.74%
        EQUITY INCOME FUND
        Class A Shares..............................................      1.01%            0.50%         0.56%
        Class B Shares..............................................      1.86%            1.38%         1.36%
        Class C Shares..............................................      1.72%            1.22%         1.19%
        Class Y Shares..............................................      0.59%            0.10%         0.10%
        FLOATING RATE FUND
        Class A Shares..............................................      0.38%
        Class B Shares..............................................      1.24%
        Class C Shares..............................................      1.16%
        Class Y Shares..............................................      0.08%
        FOCUS FUND
        Class A Shares..............................................      1.48%            1.57%         1.59%
        Class B Shares..............................................      2.23%            2.32%         2.32%
        Class C Shares..............................................      2.23%            2.32%         2.25%
        Class Y Shares..............................................      1.05%            1.13%         1.08%
        GLOBAL COMMUNICATIONS FUND
        Class A Shares..............................................      1.15%            1.49%         1.63%
        Class B Shares..............................................      1.71%            2.24%         2.33%
        Class C Shares..............................................      1.90%            2.23%         2.33%
        Class Y Shares..............................................      0.75%            1.04%         1.17%

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        SIX-MONTH       YEAR ENDED     YEAR ENDED
                                                                       PERIOD ENDED     OCTOBER 31,    OCTOBER 31,
        FUND                                                          APRIL 30, 2006       2005           2004
        ----                                                          --------------    -----------    -----------
        GLOBAL FINANCIAL SERVICES FUND
        Class A Shares..............................................      1.15%           1.48%          1.63%
        Class B Shares..............................................      1.79%           2.25%          2.33%
        Class C Shares..............................................      1.88%           2.25%          2.33%
        Class Y Shares..............................................      0.74%           1.07%          1.18%
        GLOBAL HEALTH FUND
        Class A Shares..............................................      1.58%           1.58%          1.63%
        Class B Shares..............................................      2.26%           2.33%          2.34%
        Class C Shares..............................................      2.32%           2.33%          2.34%
        Class Y Shares..............................................      1.08%           1.06%          1.10%
        GLOBAL LEADERS FUND
        Class A Shares..............................................      1.43%           1.36%          1.53%
        Class B Shares..............................................      2.13%           2.23%          2.26%
        Class C Shares..............................................      2.18%           2.13%          2.15%
        Class Y Shares..............................................      0.92%           0.85%          0.84%
        GLOBAL TECHNOLOGY FUND
        Class A Shares..............................................      1.31%           1.53%          1.60%
        Class B Shares..............................................      1.96%           2.28%          2.30%
        Class C Shares..............................................      2.19%           2.28%          2.30%
        Class Y Shares..............................................      1.19%           1.13%          1.09%
        GROWTH FUND
        Class A Shares..............................................      1.31%           1.31%          1.43%
        Class B Shares..............................................      2.05%           2.13%          2.13%
        Class C Shares..............................................      1.98%           2.03%          2.05%
        Class H Shares..............................................      1.76%           1.79%          1.80%
        Class L Shares..............................................      1.02%           1.04%          1.05%
        Class M Shares..............................................      1.76%           1.79%          1.80%
        Class N Shares..............................................      1.77%           1.79%          1.80%
        Class Y Shares..............................................      0.79%           0.83%          0.85%
        GROWTH OPPORTUNITIES FUND
        Class A Shares..............................................      1.17%           1.30%          1.40%
        Class B Shares..............................................      2.05%           2.08%          2.10%
        Class C Shares..............................................      2.06%           2.07%          2.06%
        Class H Shares..............................................      1.79%           1.77%          1.78%
        Class L Shares..............................................      1.04%           1.02%          1.03%
        Class M Shares..............................................      1.79%           1.77%          1.78%
        Class N Shares..............................................      1.79%           1.77%          1.78%
        Class Y Shares..............................................      0.82%           0.82%          0.77%
        Class Z Shares..............................................      0.79%           0.77%          0.78%
        HIGH YIELD FUND
        Class A Shares..............................................      1.20%           1.33%
        Class B Shares..............................................      1.95%           2.10%
        Class C Shares..............................................      1.89%           2.00%
        Class Y Shares..............................................      0.72%           0.87%
        INCOME FUND
        Class A Shares..............................................      0.95%           0.95%
        Class B Shares..............................................      1.70%           1.70%
        Class C Shares..............................................      1.70%           1.70%
        Class Y Shares..............................................      0.70%           0.70%
        INFLATION PLUS FUND
        Class A Shares..............................................      0.95%           0.95%
        Class B Shares..............................................      1.70%           1.70%
        Class C Shares..............................................      1.70%           1.70%
        Class Y Shares..............................................      0.68%           0.68%
        INTERNATIONAL CAPITAL APPRECIATION FUND
        Class A Shares..............................................      1.58%           1.53%          1.59%
        Class B Shares..............................................      2.26%           2.28%          2.29%
        Class C Shares..............................................      2.33%           2.28%          2.28%
        Class Y Shares..............................................      1.13%           1.13%          1.05%

--------------------------------------------------------------------------------

                                                                        SIX-MONTH       YEAR ENDED     YEAR ENDED
                                                                       PERIOD ENDED     OCTOBER 31,    OCTOBER 31,
        FUND                                                          APRIL 30, 2006       2005           2004
        ----                                                          --------------    -----------    -----------
        INTERNATIONAL OPPORTUNITIES FUND
        Class A Shares..............................................      1.51%           1.52%          1.60%
        Class B Shares..............................................      2.09%           2.30%          2.30%
        Class C Shares..............................................      2.32%           2.30%          2.30%
        Class Y Shares..............................................      1.02%           1.01%          1.03%
        INTERNATIONAL SMALL COMPANY FUND
        Class A Shares..............................................      1.55%           1.55%          1.60%
        Class B Shares..............................................      2.22%           2.30%          2.30%
        Class C Shares..............................................      2.33%           2.30%          2.29%
        Class Y Shares..............................................      1.18%           1.15%          1.15%
        MIDCAP FUND
        Class A Shares..............................................      1.24%           1.28%          1.36%
        Class B Shares..............................................      2.01%           2.06%          2.10%
        Class C Shares..............................................      1.93%           1.97%          2.00%
        Class Y Shares..............................................      0.78%           0.81%          0.84%
        MIDCAP VALUE FUND
        Class A Shares..............................................      1.39%           1.38%          1.43%
        Class B Shares..............................................      2.13%           2.13%          2.13%
        Class C Shares..............................................      2.14%           2.13%          2.13%
        Class Y Shares..............................................      0.93%           0.94%          0.88%
        MONEY MARKET FUND
        Class A Shares..............................................      0.95%           0.95%
        Class B Shares..............................................      1.70%           1.70%
        Class C Shares..............................................      1.70%           1.70%
        Class Y Shares..............................................      0.55%           0.55%
        SELECT MIDCAP GROWTH FUND
        Class A Shares..............................................      1.50%           1.49%*
        Class B Shares..............................................      2.12%           2.24%*
        Class C Shares..............................................      2.23%           2.24%*
        Class Y Shares..............................................      0.89%           1.09%*
        SELECT MIDCAP VALUE FUND
        Class A Shares..............................................      1.52%           1.54%**
        Class B Shares..............................................      2.25%           2.29%**
        Class C Shares..............................................      2.27%           2.29%**
        Class Y Shares..............................................      1.12%           1.14%**
        SELECT SMALLCAP GROWTH FUND
        Class A Shares..............................................      1.65%
        Class B Shares..............................................      2.40%
        Class C Shares..............................................      2.41%
        Class Y Shares..............................................      1.75%
        SHORT DURATION FUND
        Class A Shares..............................................      0.90%           0.90%
        Class B Shares..............................................      1.65%           1.65%
        Class C Shares..............................................      1.65%           1.65%
        Class Y Shares..............................................      0.65%           0.65%
        SMALL COMPANY FUND
        Class A Shares..............................................      1.38%           1.35%          1.40%
        Class B Shares..............................................      2.08%           2.10%          2.10%
        Class C Shares..............................................      2.13%           2.10%          2.10%
        Class Y Shares..............................................      0.94%           0.92%          0.94%
        SMALLCAP GROWTH FUND
        Class A Shares..............................................      1.30%           1.38%          1.44%
        Class B Shares..............................................      2.01%           2.13%          2.14%
        Class C Shares..............................................      2.14%           2.13%          2.14%
        Class H Shares..............................................      1.88%           1.95%          1.97%
        Class L Shares..............................................      1.13%           1.20%          1.42%
        Class M Shares..............................................      1.88%           1.95%          1.97%
        Class N Shares..............................................      1.88%           1.95%          1.97%
        Class Y Shares..............................................       .90%           0.97%          1.02%

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        SIX-MONTH       YEAR ENDED     YEAR ENDED
                                                                       PERIOD ENDED     OCTOBER 31,    OCTOBER 31,
        FUND                                                          APRIL 30, 2006       2005           2004
        ----                                                          --------------    -----------    -----------
        STOCK FUND
        Class A Shares..............................................      1.25%           1.31%          1.42%
        Class B Shares..............................................      2.07%           2.21%          2.18%
        Class C Shares..............................................      2.01%           2.07%          2.03%
        Class Y Shares..............................................      0.75%           0.82%          0.80%
        TAX-FREE CALIFORNIA FUND
        Class A Shares..............................................      0.89%           0.89%
        Class B Shares..............................................      1.64%           1.64%
        Class C Shares..............................................      1.64%           1.64%
        TAX-FREE MINNESOTA FUND
        Class A Shares..............................................      0.85%           0.84%
        Class B Shares..............................................      1.59%           1.59%
        Class C Shares..............................................      1.59%           1.59%
        Class E Shares..............................................      0.86%           0.87%
        Class H Shares..............................................      1.59%           1.59%
        Class L Shares..............................................      0.89%           0.89%
        Class M Shares..............................................      1.59%           1.59%
        Class N Shares..............................................      1.59%           1.59%
        Class Y Shares..............................................      0.87%           0.90%
        TAX-FREE NATIONAL FUND
        Class A Shares..............................................      1.00%           1.01%
        Class B Shares..............................................      1.75%           1.75%
        Class C Shares..............................................      1.75%           1.75%
        Class E Shares..............................................      0.88%           0.91%
        Class H Shares..............................................      1.75%           1.75%
        Class L Shares..............................................      1.05%           1.05%
        Class M Shares..............................................      1.75%           1.75%
        Class N Shares..............................................      1.75%           1.75%
        Class Y Shares..............................................      0.89%           0.98%
        TAX-FREE NEW YORK FUND
        Class A Shares..............................................      0.84%           0.84%
        Class B Shares..............................................      1.59%           1.59%
        Class C Shares..............................................      1.59%           1.59%
        TOTAL RETURN BOND FUND
        Class A Shares..............................................      1.20%           1.20%
        Class B Shares..............................................      1.95%           1.95%
        Class C Shares..............................................      1.86%           1.87%
        Class Y Shares..............................................       .70%           0.74%
        U.S. GOVERNMENT SECURITIES FUND
        Class A Shares..............................................      1.15%           1.15%
        Class B Shares..............................................      1.90%           1.90%
        Class C Shares..............................................      1.90%           1.90%
        Class E Shares..............................................      0.84%           0.83%
        Class H Shares..............................................      1.84%           1.82%
        Class L Shares..............................................      1.09%           1.08%
        Class M Shares..............................................      1.84%           1.82%
        Class N Shares..............................................      1.84%           1.82%
        Class Y Shares..............................................      0.84%           0.86%

--------------------------------------------------------------------------------

                                                                        SIX-MONTH       YEAR ENDED     YEAR ENDED
                                                                       PERIOD ENDED     OCTOBER 31,    OCTOBER 31,
        FUND                                                          APRIL 30, 2006       2005           2004
        ----                                                          --------------    -----------    -----------
        VALUE FUND
        Class A Shares..............................................      1.38%           1.39%          1.44%
        Class B Shares..............................................      2.10%           2.14%          2.14%
        Class C Shares..............................................      2.15%           2.14%          2.14%
        Class Y Shares..............................................      0.91%           0.92%          0.90%
        VALUE OPPORTUNITIES FUND
        Class A Shares..............................................      1.40%           1.39%          1.44%
        Class B Shares..............................................      2.10%           2.14%          2.15%
        Class C Shares..............................................      2.15%           2.14%          2.15%
        Class H Shares..............................................      1.96%           2.05%          2.14%
        Class L Shares..............................................      1.22%           1.30%          1.41%
        Class M Shares..............................................      1.96%           2.05%          2.14%
        Class N Shares..............................................      1.96%           2.05%          2.14%
        Class Y Shares..............................................      0.99%           1.06%          1.15%

         * From (commencement of operations) January 1, 2005, through October 31, 2005.
        ** From (commencement of operations) April 29, 2005, through October 31,
           2005.

        Accounting Services Agreement -- Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Co. (HLIC) and the Funds, HLIC provides accounting services to the Funds and received monthly compensation at the annual rate of 0.02% of each Fund's Class A, B, C and Y average daily net assets. Effective January 1, 2006, the rate was reduced to 0.015%, except for Aggressive Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, and Target Retirement 2030 Fund which pay a fee of 0.01% of each Fund's Class A, B and C average daily net assets.

    e) Other Related Party Transactions -- For the six-month period ended April 30, 2006, HIFSCO was reimbursed $184 for legal expenses on behalf of the Funds under the terms of the investment advisory agreements. Certain officers of the Funds are directors and/or officers of HIFSCO, Hartford Investment and/or The Hartford or its subsidiaries. No officer of the Funds receives any compensation directly from the Funds. HASCO, a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HASCO was compensated $30,906 for providing such services. These expenses are accrued on a daily basis and paid quarterly.

4.  AFFILIATE HOLDINGS:

    As of April 30, 2006, affiliates of The Hartford had ownership of shares in the Funds as follows:

        FUND                                                          CLASS A    CLASS B    CLASS C    CLASS Y
        ----                                                          -------    -------    -------    -------
        Capital Appreciation II Fund................................     829        30         30        30
        Global Communications Fund..................................     715        --         --        --
        Global Financial Services Fund..............................     575        --         --        --
        Income Fund.................................................     373        --         --         1
        Retirement Income Fund......................................      22        12         12        12
        Select MidCap Growth Fund...................................     545        20         20        20
        Select MidCap Value Fund....................................   1,381        51         51        51
        Select SmallCap Growth Fund.................................     540        20         20        20
        Target Retirement 2010 Fund.................................      24        14         14        14
        Target Retirement 2020 Fund.................................       1         1          1         1
        Target Retirement 2030 Fund.................................       3         3          3         3
        Tax-Free California Fund....................................     804        --         --        NA
        Tax-Free Minnesota Fund.....................................      --        --         --         1
        Tax-Free National Fund......................................      --        --         --         1
        Tax-Free New York Fund......................................     918       112        112        NA
        U.S. Government Securities Fund.............................      --        --         --        --

         -- Due to the presentation of the financial statements in thousands, the number of shares held round to zero.
        NA Not applicable

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

5.  INVESTMENT TRANSACTIONS:

    For the six-month period ended April 30, 2006, the cost of purchases and proceeds from sales of securities for Money Market Fund were $1,185,642 and $1,194,288, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

                                                COST OF PURCHASES    SALES PROCEEDS
                                                    EXCLUDING           EXCLUDING        COST OF PURCHASES     SALES PROCEEDS FOR
                                                 U.S. GOVERNMENT     U.S. GOVERNMENT    FOR U.S. GOVERNMENT     U.S. GOVERNMENT
        FUND                                       OBLIGATIONS         OBLIGATIONS          OBLIGATIONS           OBLIGATIONS
        ----                                    -----------------    ---------------    -------------------    ------------------
        Advisers Fund.........................        840,476           1,036,954              146,321               154,124
        Aggressive Growth Allocation Fund.....         66,146              21,881                   --                    --
        Balanced Allocation Fund..............        226,786              93,034                   --                    --
        Capital Appreciation Fund.............      5,549,630           4,411,794                   --                    --
        Capital Appreciation II Fund..........        174,973              68,234
        Conservative Allocation Fund..........         47,762              28,209                   --                    --
        Disciplined Equity Fund...............        145,994             118,421                   --                    --
        Dividend and Growth Fund..............        490,465             449,738                   --                    --
        Equity Income Fund....................         62,154              42,341                   --                    --
        Floating Rate Fund....................        950,516             105,854
        Focus Fund............................         59,603              68,820                   --                    --
        Global Communications Fund............         21,483              10,641                   --                    --
        Global Financial Services Fund........          3,840               3,024                   --                    --
        Global Health Fund....................         95,938              74,541                   --                    --
        Global Leaders Fund...................        515,391             551,090                   --                    --
        Global Technology Fund................         42,387              39,009                   --                    --
        Growth Allocation Fund................        205,839              73,622                   --                    --
        Growth Fund...........................        642,764             557,721                   --                    --
        Growth Opportunities Fund.............        790,989             700,701                   --                    --
        High Yield Fund.......................        252,916             264,839                   --                    --
        Income Allocation Fund................         11,801               7,801                   --                    --
        Income Fund...........................         32,067              19,317               13,949                15,620
        Inflation Plus Fund...................         20,595              28,756              819,369               861,056
        International Capital Appreciation
          Fund................................        227,855             227,375                   --                    --
        International Opportunities Fund......        171,881             110,612                   --                    --
        International Small Company Fund......        109,504              94,461                   --                    --
        MidCap Fund...........................      1,245,641           1,345,969                   --                    --
        MidCap Value Fund.....................         98,645             144,937                   --                    --
        Retirement Income Fund................            633                  34                   --                    --
        Select MidCap Growth Fund.............         50,173              15,989                   --                    --
        Select MidCap Value Fund..............         28,596              12,404                   --                    --
        Select SmallCap Growth Fund...........          3,246               1,986                   --                    --
        Short Duration Fund...................         38,862              48,467               35,930                37,897
        Small Company Fund....................        243,630             231,803                   --                    --
        SmallCap Growth Fund..................        262,585             121,872                  198                   200
        Stock Fund............................        802,252             939,313                   --                    --
        Target Retirement 2010................          1,568                  70                   --                    --
        Target Retirement 2020................            574                 139                   --                    --
        Target Retirement 2030................            301                  76                   --                    --
        Tax-Free California Fund..............          2,723                 315                   --                    --
        Tax-Free Minnesota Fund...............          1,026               2,669                   --                    --
        Tax-Free National Fund................         13,714               3,628                   --                    --
        Tax-Free New York Fund................          1,769               1,339                   --                    --
        Total Return Bond Fund................        317,497             253,678            1,528,100             1,465,383
        U.S. Government Securities Fund.......        104,984             109,234               28,650                46,217
        Value Fund............................         28,359              47,672                   --                    --
        Value Opportunities Fund..............         78,329              77,317                   --                    --

--------------------------------------------------------------------------------

6.  CAPITAL SHARE TRANSACTIONS:

    The following information is for the six-month period ended April 30, 2006 and period ended October 31, 2005:

                                                                       SHARES ISSUED FOR
                                               SHARES SOLD           REINVESTED DIVIDENDS        SHARES REDEEMED
                                         ------------------------    ---------------------    ----------------------
                                            2006          2005         2006         2005        2006         2005
                                         ----------    ----------    ---------    --------    ---------    ---------
    ADVISERS FUND:
    Class A Shares.....................       3,155         6,088         588       1,779       (10,542)     (33,823)
           Amount                        $   50,730    $   91,820    $  9,402     $26,792     $(168,383)   $(511,587)
    Class B Shares.....................         435         1,086         106         378        (4,539)     (10,823)
           Amount                        $    6,904    $   16,184    $  1,677     $ 5,650     $ (72,083)   $(161,821)
    Class C Shares.....................         362           564          65         236        (2,169)      (8,691)
           Amount                        $    5,806    $    8,492    $  1,047     $ 3,550     $ (34,715)   $(130,715)
    Class Y Shares.....................          60           126          10          23           (22)         (82)
           Amount                        $      968    $    1,907    $    168     $   344     $    (352)   $  (1,239)
    AGGRESSIVE GROWTH ALLOCATION FUND:
    Class A Shares.....................       2,753         4,667          42           3          (415)        (798)
           Amount                        $   34,504    $   52,239    $    510     $    34     $  (5,188)   $  (9,056)
    Class B Shares.....................         646         1,490           3          --          (112)        (156)
           Amount                        $    8,082    $   16,492    $     36     $     1     $  (1,401)   $  (1,761)
    Class C Shares.....................       1,218         3,009           5          --          (625)        (655)
           Amount                        $   15,130    $   33,325    $     55     $     2     $  (7,628)   $  (7,537)
    BALANCED ALLOCATION FUND:
    Class A Shares.....................       9,474        19,911         344         164        (2,223)      (2,593)
           Amount                        $  109,323    $  214,294    $  3,912     $ 1,783     $ (25,637)   $ (28,312)
    Class B Shares.....................       1,898         5,297          66          15          (477)        (496)
           Amount                        $   21,865    $   56,712    $    752     $   166     $  (5,506)   $  (5,352)
    Class C Shares.....................       3,342         7,706          83          20          (808)      (1,230)
           Amount                        $   38,444    $   82,665    $    940     $   215     $  (9,275)   $ (13,269)
    CAPITAL APPRECIATION FUND:
    Class A Shares.....................      44,523        52,233      14,870          --       (14,330)     (22,397)
           Amount                        $1,641,617    $1,777,216    $506,911     $    --     $(530,605)   $(767,171)
    Class B Shares.....................       4,828         6,556       4,950          --        (5,733)      (8,132)
           Amount                        $  163,969    $  207,239    $155,432     $    --     $(194,211)   $(261,148)
    Class C Shares.....................      15,621        14,201       5,348          --        (3,431)      (6,955)
           Amount                        $  532,443    $  452,151    $168,448     $    --     $(116,722)   $(221,286)
    Class Y Shares.....................       1,596         3,153         605          --          (201)        (388)
           Amount                        $   62,478    $  111,884    $ 21,836     $    --     $  (7,882)   $ (14,238)
    CAPITAL APPRECIATION II FUND:
    Class A Shares.....................       6,784         5,323          67          --          (479)        (176)
           Amount                        $   83,160    $   57,024    $    756     $    --     $  (5,856)   $  (1,941)
    Class B Shares.....................         854           589           8          --           (45)         (14)
           Amount                        $   10,411    $    6,345    $     89     $    --     $    (555)   $    (155)
    Class C Shares.....................       2,655         1,792          23          --           (97)         (26)
           Amount                        $   32,334    $   19,422    $    261     $    --     $  (1,194)   $    (281)
    Class Y Shares.....................          --            30          --          --            --           --
           Amount                        $       --    $      300    $      4     $    --     $      --    $      --
    CONSERVATIVE ALLOCATION FUND:
    Class A Shares.....................       2,076         5,061         160          73        (1,608)      (1,765)
           Amount                        $   22,475    $   53,341    $  1,713     $   776     $ (17,402)   $ (18,790)
    Class B Shares.....................         397         1,057          32          10          (171)        (179)
           Amount                        $    4,304    $   11,098    $    343     $   109     $  (1,861)   $  (1,887)
    Class C Shares.....................       1,488         3,289          58          21          (507)      (1,764)
           Amount                        $   16,038    $   34,653    $    618     $   217     $  (5,489)   $ (18,469)
    DISCIPLINED EQUITY FUND:
    Class A Shares.....................         516         1,341          24         153        (2,440)      (6,267)
           Amount                        $    6,410    $   15,365    $    299     $ 1,755     $ (30,178)   $ (72,432)
    Class B Shares.....................          87           238          --           2          (409)      (1,069)
           Amount                        $    1,035    $    2,623    $     --     $    23     $  (4,861)   $ (11,782)
    Class C Shares.....................          39           145          --           4          (375)      (1,167)
           Amount                        $      456    $    1,606    $     --     $    39     $  (4,454)   $ (12,840)
    Class Y Shares.....................       4,924         4,983          45          29           (51)         (65)
           Amount                        $   62,921    $   59,052    $    573     $   346     $    (653)   $    (775)

                                               NET INCREASE
                                           (DECREASE) OF SHARES
                                         ------------------------
                                            2006          2005
                                         ----------    ----------
    ADVISERS FUND:
    Class A Shares.....................      (6,799)      (25,956)
           Amount                        $ (108,251)   $ (392,975)
    Class B Shares.....................      (3,998)       (9,359)
           Amount                        $  (63,502)   $ (139,987)
    Class C Shares.....................      (1,742)       (7,891)
           Amount                        $  (27,862)   $ (118,673)
    Class Y Shares.....................          48            67
           Amount                        $      784    $    1,012
    AGGRESSIVE GROWTH ALLOCATION FUND:
    Class A Shares.....................       2,380         3,872
           Amount                        $   29,826    $   43,217
    Class B Shares.....................         537         1,334
           Amount                        $    6,717    $   14,732
    Class C Shares.....................         598         2,354
           Amount                        $    7,557    $   25,790
    BALANCED ALLOCATION FUND:
    Class A Shares.....................       7,595        17,482
           Amount                        $   87,598    $  187,765
    Class B Shares.....................       1,487         4,816
           Amount                        $   17,111    $   51,526
    Class C Shares.....................       2,617         6,496
           Amount                        $   30,109    $   69,611
    CAPITAL APPRECIATION FUND:
    Class A Shares.....................      45,063        29,836
           Amount                        $1,617,923    $1,010,045
    Class B Shares.....................       4,045        (1,576)
           Amount                        $  125,190    $  (53,909)
    Class C Shares.....................      17,538         7,246
           Amount                        $  584,169    $  230,865
    Class Y Shares.....................       2,000         2,765
           Amount                        $   76,432    $   97,646
    CAPITAL APPRECIATION II FUND:
    Class A Shares.....................       6,372         5,147
           Amount                        $   78,060    $   55,083
    Class B Shares.....................         817           575
           Amount                        $    9,945    $    6,190
    Class C Shares.....................       2,581         1,766
           Amount                        $   31,401    $   19,141
    Class Y Shares.....................          --            30
           Amount                        $        4    $      300
    CONSERVATIVE ALLOCATION FUND:
    Class A Shares.....................         628         3,369
           Amount                        $    6,786    $   35,327
    Class B Shares.....................         258           888
           Amount                        $    2,786    $    9,320
    Class C Shares.....................       1,039         1,546
           Amount                        $   11,167    $   16,401
    DISCIPLINED EQUITY FUND:
    Class A Shares.....................      (1,900)       (4,773)
           Amount                        $  (23,469)   $  (55,312)
    Class B Shares.....................        (322)         (829)
           Amount                        $   (3,826)   $   (9,136)
    Class C Shares.....................        (336)       (1,018)
           Amount                        $   (3,998)   $  (11,195)
    Class Y Shares.....................       4,918         4,947
           Amount                        $   62,841    $   58,623

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       SHARES ISSUED FOR
                                               SHARES SOLD           REINVESTED DIVIDENDS        SHARES REDEEMED
                                         ------------------------    ---------------------    ----------------------
                                            2006          2005         2006         2005        2006         2005
                                         ----------    ----------    ---------    --------    ---------    ---------
    DIVIDEND AND GROWTH FUND:
    Class A Shares.....................      10,931        20,127       5,183       2,427        (8,325)     (15,420)
           Amount                        $  213,055    $  377,916    $ 97,130     $45,020     $(161,512)   $(291,171)
    Class B Shares.....................       1,207         3,042         771         268        (2,267)      (3,265)
           Amount                        $   23,204    $   56,232    $ 14,193     $ 4,853     $ (43,607)   $ (60,699)
    Class C Shares.....................         978         2,119         633         245        (1,640)      (3,265)
           Amount                        $   18,762    $   39,143    $ 11,634     $ 4,444     $ (31,361)   $ (60,506)
    Class Y Shares.....................         901         2,396         274         120        (1,019)        (413)
           Amount                        $   17,638    $   45,265    $  5,195     $ 2,257     $ (20,008)   $  (7,961)
    EQUITY INCOME FUND:
    Class A Shares.....................       4,081        15,486         465         589        (2,213)      (3,468)
           Amount                        $   51,471    $  185,634    $  5,815     $ 7,058     $ (27,866)   $ (41,777)
    Class B Shares.....................         254         1,443          28          32          (264)        (296)
           Amount                        $    3,185    $   17,256    $    350     $   380     $  (3,326)   $  (3,561)
    Class C Shares.....................         204         1,095          42          61          (579)        (641)
           Amount                        $    2,559    $   13,124    $    523     $   735     $  (7,221)   $  (7,689)
    Class Y Shares.....................          27            47           1           2            (2)         (17)
           Amount                        $      343    $      574    $     16     $    17     $     (22)   $    (205)
    FLOATING RATE FUND:
    Class A Shares.....................      62,755        19,092         773         132       (12,049)      (2,428)
           Amount                        $  636,380    $  192,854    $  7,826     $ 1,335     $(122,268)   $ (24,613)
    Class B Shares.....................       1,409           595          16           3           (96)         (37)
           Amount                        $   14,276    $    5,996    $    162     $    32     $    (974)   $    (372)
    Class C Shares.....................      25,968         9,381         350          53        (1,220)        (239)
           Amount                        $  263,181    $   94,747    $  3,541     $   530     $ (12,368)   $  (2,420)
    Class Y Shares.....................       3,830         1,056         105          16           (53)         (74)
           Amount                        $   38,753    $   10,662    $  1,066     $   158     $    (541)   $    (752)
    FOCUS FUND:
    Class A Shares.....................         194           314          27           3          (739)      (2,792)
           Amount                        $    2,069    $    3,040    $    291     $    29     $  (7,963)   $ (27,191)
    Class B Shares.....................          38            64          --          --          (146)        (627)
           Amount                        $      387    $      612    $     --     $    --     $  (1,531)   $  (5,951)
    Class C Shares.....................          28           104          --          --          (276)      (1,100)
           Amount                        $      287    $      981    $     --     $    --     $  (2,890)   $ (10,427)
    Class Y Shares.....................           7            28          --          --            (9)         (71)
           Amount                        $       78    $      283    $      5     $     3     $    (105)   $    (705)
    GLOBAL COMMUNICATIONS FUND:
    Class A Shares.....................       1,337         1,099          33          14          (237)        (496)
           Amount                        $   10,098    $    7,313    $    243     $    89     $  (1,798)   $  (3,216)
    Class B Shares.....................         203           212           4           1           (42)         (84)
           Amount                        $    1,500    $    1,361    $     27     $     5     $    (311)   $    (522)
    Class C Shares.....................         277           223           3           1           (77)         (69)
           Amount                        $    2,035    $    1,450    $     19     $     4     $    (570)   $    (442)
    Class Y Shares.....................          27            62           2          --            (3)          (4)
           Amount                        $      208    $      410    $     12     $     2     $     (21)   $     (26)
    GLOBAL FINANCIAL SERVICES FUND:
    Class A Shares.....................         124           143          11          14           (81)        (191)
           Amount                        $    1,575    $    1,582    $    134     $   156     $  (1,025)   $  (2,107)
    Class B Shares.....................          34            25           1           1           (33)         (47)
           Amount                        $      421    $      271    $     12     $    16     $    (413)   $    (510)
    Class C Shares.....................          36            66           1           1           (30)         (64)
           Amount                        $      453    $      741    $      8     $    12     $    (371)   $    (705)
    Class Y Shares.....................           2             7           1           1            (5)          (3)
           Amount                        $       41    $       74    $     10     $    10     $     (70)   $     (28)
    GLOBAL HEALTH FUND:
    Class A Shares.....................       2,377         3,495         762         567        (1,282)      (2,723)
           Amount                        $   39,844    $   55,087    $ 12,090     $ 8,478     $ (21,385)   $ (42,260)
    Class B Shares.....................         335           445         276         225          (342)        (718)
           Amount                        $    5,374    $    6,670    $  4,176     $ 3,252     $  (5,468)   $ (10,730)
    Class C Shares.....................         753         1,038         274         210          (388)        (891)
           Amount                        $   12,061    $   15,731    $  4,150     $ 3,033     $  (6,205)   $ (13,305)
    Class Y Shares.....................          36         9,894         597           4           (15)         (31)
           Amount                        $      636    $  153,166    $  9,803     $    64     $    (260)   $    (503)

                                               NET INCREASE
                                           (DECREASE) OF SHARES
                                         ------------------------
                                            2006          2005
                                         ----------    ----------
    DIVIDEND AND GROWTH FUND:
    Class A Shares.....................       7,789         7,134
           Amount                        $  148,673    $  131,765
    Class B Shares.....................        (289)           45
           Amount                        $   (6,210)   $      386
    Class C Shares.....................         (29)         (901)
           Amount                        $     (965)   $  (16,919)
    Class Y Shares.....................         156         2,103
           Amount                        $    2,825    $   39,561
    EQUITY INCOME FUND:
    Class A Shares.....................       2,333        12,607
           Amount                        $   29,420    $  150,915
    Class B Shares.....................          18         1,179
           Amount                        $      209    $   14,075
    Class C Shares.....................        (333)          515
           Amount                        $   (4,139)   $    6,170
    Class Y Shares.....................          26            32
           Amount                        $      337    $      386
    FLOATING RATE FUND:
    Class A Shares.....................      51,479        16,796
           Amount                        $  521,938    $  169,576
    Class B Shares.....................       1,329           561
           Amount                        $   13,464    $    5,656
    Class C Shares.....................      25,098         9,195
           Amount                        $  254,354    $   92,857
    Class Y Shares.....................       3,882           998
           Amount                        $   39,278    $   10,068
    FOCUS FUND:
    Class A Shares.....................        (518)       (2,475)
           Amount                        $   (5,603)   $  (24,122)
    Class B Shares.....................        (108)         (563)
           Amount                        $   (1,144)   $   (5,339)
    Class C Shares.....................        (248)         (996)
           Amount                        $   (2,603)   $   (9,446)
    Class Y Shares.....................          (2)          (43)
           Amount                        $      (22)   $     (419)
    GLOBAL COMMUNICATIONS FUND:
    Class A Shares.....................       1,133           617
           Amount                        $    8,543    $    4,186
    Class B Shares.....................         165           129
           Amount                        $    1,216    $      844
    Class C Shares.....................         203           155
           Amount                        $    1,484    $    1,012
    Class Y Shares.....................          26            58
           Amount                        $      199    $      386
    GLOBAL FINANCIAL SERVICES FUND:
    Class A Shares.....................          54           (34)
           Amount                        $      684    $     (369)
    Class B Shares.....................           2           (21)
           Amount                        $       20    $     (223)
    Class C Shares.....................           7             3
           Amount                        $       90    $       48
    Class Y Shares.....................          (2)            5
           Amount                        $      (19)   $       56
    GLOBAL HEALTH FUND:
    Class A Shares.....................       1,857         1,339
           Amount                        $   30,549    $   21,305
    Class B Shares.....................         269           (48)
           Amount                        $    4,082    $     (808)
    Class C Shares.....................         639           357
           Amount                        $   10,006    $    5,459
    Class Y Shares.....................         618         9,867
           Amount                        $   10,179    $  152,727

--------------------------------------------------------------------------------

                                                                       SHARES ISSUED FOR
                                               SHARES SOLD           REINVESTED DIVIDENDS        SHARES REDEEMED
                                         ------------------------    ---------------------    ----------------------
                                            2006          2005         2006         2005        2006         2005
                                         ----------    ----------    ---------    --------    ---------    ---------
    GLOBAL LEADERS FUND:
    Class A Shares.....................         940         3,691         291          --        (3,049)      (6,969)
           Amount                        $   17,494    $   62,349    $  4,961     $    --     $ (55,497)   $(117,555)
    Class B Shares.....................         159           575          57          --          (674)      (1,334)
           Amount                        $    2,797    $    9,270    $    916     $    --     $ (11,770)   $ (21,331)
    Class C Shares.....................         106           479          50          --          (626)      (1,531)
           Amount                        $    1,877    $    7,767    $    807     $    --     $ (10,966)   $ (24,598)
    Class Y Shares.....................       1,599         1,488          81          --          (145)        (131)
           Amount                        $   30,625    $   25,736    $  1,465     $    --     $  (2,822)   $  (2,334)
    GLOBAL TECHNOLOGY FUND:
    Class A Shares.....................       1,536         1,097          --          --          (819)      (2,639)
           Amount                        $    8,679    $    5,180    $     --     $    --     $  (4,588)   $ (12,398)
    Class B Shares.....................         192           231          --          --          (224)        (662)
           Amount                        $    1,043    $    1,044    $     --     $    --     $  (1,192)   $  (2,969)
    Class C Shares.....................         277           170          --          --          (278)      (1,171)
           Amount                        $    1,493    $      775    $     --     $    --     $  (1,472)   $  (5,258)
    Class Y Shares.....................          35           189          --          --           (17)        (268)
           Amount                        $      198    $      950    $     --     $    --     $     (97)   $  (1,319)
    GROWTH ALLOCATION FUND:
    Class A Shares.....................       7,590        15,579         218          19        (1,348)      (1,553)
           Amount                        $   91,729    $  170,874    $  2,574     $   215     $ (16,288)   $ (17,312)
    Class B Shares.....................       2,113         4,860          33           3          (373)        (359)
           Amount                        $   25,357    $   53,037    $    391     $    32     $  (4,500)   $  (3,962)
    Class C Shares.....................       3,670         7,489          45           4          (804)        (576)
           Amount                        $   44,152    $   81,830    $    534     $    44     $  (9,675)   $  (6,397)
    GROWTH FUND:
    Class A Shares.....................       7,653        20,706          --          --        (5,520)      (7,771)
           Amount                        $  142,040    $  348,182    $     --     $    --     $(102,618)   $(132,108)
    Class B Shares.....................         252         1,206          --          --          (293)        (437)
           Amount                        $    4,116    $   18,149    $     --     $    --     $  (4,805)   $  (6,602)
    Class C Shares.....................         820         2,865          --          --          (653)        (791)
           Amount                        $   13,471    $   43,293    $     --     $    --     $ (10,740)   $ (11,969)
    Class H Shares.....................          33            74          --          --          (205)        (408)
           Amount                        $      551    $    1,121    $     --     $    --     $  (3,398)   $  (6,197)
    Class L Shares.....................         335           581          --          --        (1,460)      (2,689)
           Amount                        $    6,317    $    9,889    $     --     $    --     $ (27,329)   $ (46,057)
    Class M Shares.....................          42            95          --          --          (188)        (338)
           Amount                        $      710    $    1,425    $     --     $    --     $  (3,116)   $  (5,116)
    Class N Shares.....................           7            18          --          --           (31)         (35)
           Amount                        $      112    $      278    $     --     $    --     $    (515)   $    (537)
    Class Y Shares.....................       5,369         2,286          --          --        (1,362)         (10)
           Amount                        $  101,290    $   39,040    $     --     $    --     $ (25,374)   $    (165)
    GROWTH OPPORTUNITIES FUND:
    Class A Shares.....................       4,164         6,721         268          --        (1,127)      (1,049)
           Amount                        $  120,103    $  176,120    $  7,160     $    --     $ (32,899)   $ (27,544)
    Class B Shares.....................         415           364          69          --           (74)        (100)
           Amount                        $   10,369    $    8,252    $  1,609     $    --     $  (1,867)   $  (2,265)
    Class C Shares.....................         809           334          66          --           (79)        (136)
           Amount                        $   20,226    $    7,639    $  1,526     $    --     $  (1,986)   $  (3,068)
    Class H Shares.....................          43           108         130          --          (206)        (467)
           Amount                        $    1,084    $    2,437    $  3,053     $    --     $  (5,231)   $ (10,587)
    Class L Shares.....................         318           652       1,435          --        (1,264)      (2,748)
           Amount                        $    9,328    $   16,784    $ 38,851     $    --     $ (36,775)   $ (71,235)
    Class M Shares.....................          35            73          78          --          (125)        (241)
           Amount                        $      885    $    1,651    $  1,817     $    --     $  (3,157)   $  (5,462)
    Class N Shares.....................           7            13          19          --           (19)         (35)
           Amount                        $      166    $      293    $    436     $    --     $    (457)   $    (813)
    Class Y Shares.....................         924           853          68          --           (27)         (52)
           Amount                        $   27,501    $   22,960    $  1,841     $    --     $    (793)   $  (1,482)
    Class Z Shares.....................          12            17          79          --           (48)        (203)
           Amount                        $      362    $      453    $  2,251     $    --     $  (1,460)   $  (5,358)

                                               NET INCREASE
                                           (DECREASE) OF SHARES
                                         ------------------------
                                            2006          2005
                                         ----------    ----------
    GLOBAL LEADERS FUND:
    Class A Shares.....................      (1,818)       (3,278)
           Amount                        $  (33,042)   $  (55,206)
    Class B Shares.....................        (458)         (759)
           Amount                        $   (8,057)   $  (12,061)
    Class C Shares.....................        (470)       (1,052)
           Amount                        $   (8,282)   $  (16,831)
    Class Y Shares.....................       1,535         1,357
           Amount                        $   29,268    $   23,402
    GLOBAL TECHNOLOGY FUND:
    Class A Shares.....................         717        (1,542)
           Amount                        $    4,091    $   (7,218)
    Class B Shares.....................         (32)         (431)
           Amount                        $     (149)   $   (1,925)
    Class C Shares.....................          (1)       (1,001)
           Amount                        $       21    $   (4,483)
    Class Y Shares.....................          18           (79)
           Amount                        $      101    $     (369)
    GROWTH ALLOCATION FUND:
    Class A Shares.....................       6,460        14,045
           Amount                        $   78,015    $  153,777
    Class B Shares.....................       1,773         4,504
           Amount                        $   21,248    $   49,107
    Class C Shares.....................       2,911         6,917
           Amount                        $   35,011    $   75,477
    GROWTH FUND:
    Class A Shares.....................       2,133        12,935
           Amount                        $   39,422    $  216,074
    Class B Shares.....................         (41)          769
           Amount                        $     (689)   $   11,547
    Class C Shares.....................         167         2,074
           Amount                        $    2,731    $   31,324
    Class H Shares.....................        (172)         (334)
           Amount                        $   (2,847)   $   (5,076)
    Class L Shares.....................      (1,125)       (2,108)
           Amount                        $  (21,012)   $  (36,168)
    Class M Shares.....................        (146)         (243)
           Amount                        $   (2,406)   $   (3,691)
    Class N Shares.....................         (24)          (17)
           Amount                        $     (403)   $     (259)
    Class Y Shares.....................       4,007         2,276
           Amount                        $   75,916    $   38,875
    GROWTH OPPORTUNITIES FUND:
    Class A Shares.....................       3,305         5,672
           Amount                        $   94,364    $  148,576
    Class B Shares.....................         410           264
           Amount                        $   10,111    $    5,987
    Class C Shares.....................         796           198
           Amount                        $   19,766    $    4,571
    Class H Shares.....................         (33)         (359)
           Amount                        $   (1,094)   $   (8,150)
    Class L Shares.....................         489        (2,096)
           Amount                        $   11,404    $  (54,451)
    Class M Shares.....................         (12)         (168)
           Amount                        $     (455)   $   (3,811)
    Class N Shares.....................           7           (22)
           Amount                        $      145    $     (520)
    Class Y Shares.....................         965           801
           Amount                        $   28,549    $   21,478
    Class Z Shares.....................          43          (186)
           Amount                        $    1,153    $   (4,905)

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       SHARES ISSUED FOR
                                               SHARES SOLD           REINVESTED DIVIDENDS        SHARES REDEEMED
                                         ------------------------    ---------------------    ----------------------
                                            2006          2005         2006         2005        2006         2005
                                         ----------    ----------    ---------    --------    ---------    ---------
    HIGH YIELD FUND:
    Class A Shares.....................       4,652         8,904         694       1,444        (5,210)     (16,278)
           Amount                        $   36,274    $   71,605    $  5,422     $11,564     $ (40,755)   $(130,949)
    Class B Shares.....................         157           758         118         270        (1,134)      (2,782)
           Amount                        $    1,227    $    6,099    $    920     $ 2,160     $  (8,860)   $ (22,326)
    Class C Shares.....................         282         1,539         113         274        (1,551)      (4,009)
           Amount                        $    2,203    $   12,358    $    882     $ 2,194     $ (12,119)   $ (32,194)
    Class Y Shares.....................         516         1,455         112         171        (1,022)        (283)
           Amount                        $    4,037    $   11,590    $    873     $ 1,366     $  (8,003)   $  (2,241)
    INCOME ALLOCATION FUND:
    Class A Shares.....................         950         1,515          41          42          (666)        (629)
           Amount                        $    9,357    $   15,271    $    408     $   424     $  (6,579)   $  (6,340)
    Class B Shares.....................         105           367           7           8          (114)         (59)
           Amount                        $    1,039    $    3,708    $     67     $    78     $  (1,132)   $    (594)
    Class C Shares.....................         311           885          14          16          (221)        (602)
           Amount                        $    3,074    $    8,908    $    136     $   157     $  (2,188)   $  (6,033)
    INCOME FUND:
    Class A Shares.....................         757           890          67         125          (464)        (948)
           Amount                        $    7,783    $    9,362    $    688     $ 1,312     $  (4,746)   $ (10,000)
    Class B Shares.....................          97           224           9          17           (96)        (174)
           Amount                        $      995    $    2,353    $     88     $   174     $    (981)   $  (1,833)
    Class C Shares.....................         133           168           7          16           (96)        (201)
           Amount                        $    1,367    $    1,783    $     73     $   167     $    (987)   $  (2,117)
    Class Y Shares.....................         759         1,595          52          47           (26)         (38)
           Amount                        $    7,773    $   16,776    $    535     $   494     $    (264)   $    (397)
    INFLATION PLUS FUND:
    Class A Shares.....................       4,517        18,801         666       1,267       (12,190)      (9,846)
           Amount                        $   47,655    $  204,666    $  7,010     $13,713     $(128,252)   $(107,151)
    Class B Shares.....................         542         2,691         158         320        (1,720)      (1,685)
           Amount                        $    5,731    $   29,325    $  1,665     $ 3,472     $ (18,040)   $ (18,341)
    Class C Shares.....................       2,704        15,748         485         985        (9,350)     (10,907)
           Amount                        $   28,616    $  171,480    $  5,107     $10,664     $ (98,229)   $(118,510)
    Class Y Shares.....................       3,394         6,915         236         278          (372)        (312)
           Amount                        $   35,680    $   75,336    $  2,485     $ 3,005     $  (3,945)   $  (3,379)
    INTERNATIONAL CAPITAL APPRECIATION
    FUND:
    Class A Shares.....................       3,376         8,923         149          --        (1,726)      (2,419)
           Amount                        $   46,650    $  107,673    $  1,845     $    --     $ (22,816)   $ (29,044)
    Class B Shares.....................         396         1,416          21          --          (188)        (314)
           Amount                        $    5,316    $   16,612    $    246     $    --     $  (2,456)   $  (3,670)
    Class C Shares.....................         557         1,905          26          --          (322)        (540)
           Amount                        $    7,478    $   22,367    $    307     $    --     $  (4,246)   $  (6,308)
    Class Y Shares.....................         757         3,973         117          --        (2,355)        (375)
           Amount                        $   10,391    $   48,003    $  1,490     $    --     $ (33,168)   $  (4,540)
    INTERNATIONAL OPPORTUNITIES FUND:
    Class A Shares.....................       2,356         1,937          27          --          (748)      (1,923)
           Amount                        $   33,919    $   24,270    $    371     $    --     $ (10,731)   $ (24,092)
    Class B Shares.....................         303           310          --          --          (259)        (562)
           Amount                        $    4,152    $    3,645    $     --     $    --     $  (3,550)   $  (6,639)
    Class C Shares.....................         163           254          --          --          (154)        (367)
           Amount                        $    2,217    $    2,963    $     --     $    --     $  (2,072)   $  (4,232)
    Class Y Shares.....................       2,390            73           9          --          (143)         (31)
           Amount                        $   35,138    $      932    $    131     $    --     $  (2,163)   $    (395)
    INTERNATIONAL SMALL COMPANY FUND:
    Class A Shares.....................       1,436         1,228         331         200          (353)        (763)
           Amount                        $   21,102    $   16,692    $  4,265     $ 2,473     $  (5,007)   $ (10,416)
    Class B Shares.....................         209           245          57          32           (44)        (120)
           Amount                        $    2,966    $    3,258    $    717     $   389     $    (608)   $  (1,585)
    Class C Shares.....................         252           320         119          91          (194)        (263)
           Amount                        $    3,548    $    4,216    $  1,465     $ 1,092     $  (2,585)   $  (3,457)
    Class Y Shares.....................       2,386         1,460         647         381        (2,241)        (406)
           Amount                        $   34,920    $   19,654    $  8,435     $ 4,758     $ (34,327)   $  (5,762)

                                               NET INCREASE
                                           (DECREASE) OF SHARES
                                         ------------------------
                                            2006          2005
                                         ----------    ----------
    HIGH YIELD FUND:
    Class A Shares.....................         136        (5,930)
           Amount                        $      941    $  (47,780)
    Class B Shares.....................        (859)       (1,754)
           Amount                        $   (6,713)   $  (14,067)
    Class C Shares.....................      (1,156)       (2,196)
           Amount                        $   (9,034)   $  (17,642)
    Class Y Shares.....................        (394)        1,343
           Amount                        $   (3,093)   $   10,715
    INCOME ALLOCATION FUND:
    Class A Shares.....................         325           928
           Amount                        $    3,186    $    9,355
    Class B Shares.....................          (2)          316
           Amount                        $      (26)   $    3,192
    Class C Shares.....................         104           299
           Amount                        $    1,022    $    3,032
    INCOME FUND:
    Class A Shares.....................         360            67
           Amount                        $    3,725    $      674
    Class B Shares.....................          10            67
           Amount                        $      102    $      694
    Class C Shares.....................          44           (17)
           Amount                        $      453    $     (167)
    Class Y Shares.....................         785         1,604
           Amount                        $    8,044    $   16,873
    INFLATION PLUS FUND:
    Class A Shares.....................      (7,007)       10,222
           Amount                        $  (73,587)   $  111,228
    Class B Shares.....................      (1,020)        1,326
           Amount                        $  (10,644)   $   14,456
    Class C Shares.....................      (6,161)        5,826
           Amount                        $  (64,506)   $   63,634
    Class Y Shares.....................       3,258         6,881
           Amount                        $   34,220    $   74,962
    INTERNATIONAL CAPITAL APPRECIATION
    FUND:
    Class A Shares.....................       1,799         6,504
           Amount                        $   25,679    $   78,629
    Class B Shares.....................         229         1,102
           Amount                        $    3,106    $   12,942
    Class C Shares.....................         261         1,365
           Amount                        $    3,539    $   16,059
    Class Y Shares.....................      (1,481)        3,598
           Amount                        $  (21,287)   $   43,463
    INTERNATIONAL OPPORTUNITIES FUND:
    Class A Shares.....................       1,635            14
           Amount                        $   23,559    $      178
    Class B Shares.....................          44          (252)
           Amount                        $      602    $   (2,994)
    Class C Shares.....................           9          (113)
           Amount                        $      145    $   (1,269)
    Class Y Shares.....................       2,256            42
           Amount                        $   33,106    $      537
    INTERNATIONAL SMALL COMPANY FUND:
    Class A Shares.....................       1,414           665
           Amount                        $   20,360    $    8,749
    Class B Shares.....................         222           157
           Amount                        $    3,075    $    2,062
    Class C Shares.....................         177           148
           Amount                        $    2,428    $    1,851
    Class Y Shares.....................         792         1,435
           Amount                        $    9,028    $   18,650

--------------------------------------------------------------------------------

                                                                       SHARES ISSUED FOR
                                               SHARES SOLD           REINVESTED DIVIDENDS        SHARES REDEEMED
                                         ------------------------    ---------------------    ----------------------
                                            2006          2005         2006         2005        2006         2005
                                         ----------    ----------    ---------    --------    ---------    ---------
    MIDCAP FUND:
    Class A Shares.....................       3,650         5,185      11,935       1,383        (5,079)     (11,173)
           Amount                        $   90,787    $  128,890    $271,649     $31,412     $(126,116)   $(273,711)
    Class B Shares.....................         144           165       3,680         425        (1,599)      (2,284)
           Amount                        $    3,185    $    3,808    $ 77,838     $ 9,150     $ (36,851)   $ (53,587)
    Class C Shares.....................         220           163       3,849         459        (1,340)      (3,030)
           Amount                        $    4,808    $    3,872    $ 81,756     $ 9,908     $ (30,943)   $ (70,943)
    Class Y Shares.....................       1,633           904         944          89          (761)        (375)
           Amount                        $   43,600    $   23,183    $ 22,565     $ 2,097     $ (20,265)   $  (9,751)
    MIDCAP VALUE FUND:
    Class A Shares.....................         190           365       2,207       1,692        (1,378)      (2,660)
           Amount                        $    2,562    $    4,754    $ 27,216     $20,631     $ (18,438)   $ (34,854)
    Class B Shares.....................          40            91         486         368          (340)        (651)
           Amount                        $      521    $    1,159    $  5,770     $ 4,365     $  (4,401)   $  (8,272)
    Class C Shares.....................          32            61         490         405          (374)      (1,037)
           Amount                        $      406    $      766    $  5,822     $ 4,809     $  (4,860)   $ (13,160)
    Class Y Shares.....................         474         2,956         307          18        (1,662)        (222)
           Amount                        $    6,627    $   38,771    $  3,881     $   221     $ (23,400)   $  (3,096)
    MONEY MARKET FUND:
    Class A Shares.....................     111,231       221,158       2,932       3,418      (116,331)    (247,710)
           Amount                        $  111,231    $  221,158    $  2,932     $ 3,418     $(116,331)   $(247,710)
    Class B Shares.....................       7,116        18,453         347         380       (11,740)     (33,953)
           Amount                        $    7,116    $   18,453    $    347     $   380     $ (11,740)   $ (33,953)
    Class C Shares.....................       7,331        26,919         197         218       (11,066)     (34,973)
           Amount                        $    7,331    $   26,919    $    197     $   218     $ (11,066)   $ (34,973)
    Class Y Shares.....................       4,570         9,406         325         324        (2,885)      (3,314)
           Amount                        $    4,570    $    9,406    $    325     $   324     $  (2,885)   $  (3,314)
    RETIREMENT INCOME FUND:
    Class A Shares.....................          25             5           1          --            --           --
           Amount                        $      250    $       48    $      4     $    --     $      --    $      --
    Class B Shares.....................          16             1          --          --            --           --
           Amount                        $      148    $       10    $      1     $    --     $      --    $      --
    Class C Shares.....................          13             1          --          --            --           --
           Amount                        $      120    $       10    $      1     $    --     $      --    $      --
    Class Y Shares.....................          11             1          --          --            --           --
           Amount                        $      100    $       10    $      1     $    --     $      --    $      --
    SELECT MIDCAP GROWTH FUND:
    Class A Shares.....................         578         1,559          14          --           (89)         (81)
           Amount                        $    6,437    $   15,493    $    147     $    --     $  (1,000)   $    (821)
    Class B Shares.....................         123           245           2          --           (21)         (12)
           Amount                        $    1,357    $    2,425    $     22     $    --     $    (239)   $    (117)
    Class C Shares.....................         185           183           2          --            (8)         (10)
           Amount                        $    2,064    $    1,808    $     17     $    --     $     (86)   $    (100)
    Class Y Shares.....................       2,650            21          --          --          (129)          --
           Amount                        $   29,587    $      209    $      2     $    --     $  (1,433)   $      (3)
    SELECT MIDCAP VALUE FUND:
    Class A Shares.....................       1,278         2,101          48          --          (103)         (23)
           Amount                        $   14,547    $   21,632    $    520     $    --     $  (1,169)   $    (253)
    Class B Shares.....................         134           163           4          --            (8)          (4)
           Amount                        $    1,517    $    1,726    $     39     $    --     $     (94)   $     (38)
    Class C Shares.....................         230           278           6          --           (27)         (10)
           Amount                        $    2,605    $    2,976    $     70     $    --     $    (314)   $    (104)
    Class Y Shares.....................          --            50           1          --            --           --
           Amount                        $       --    $      500    $     15     $    --     $      --    $      --
    SELECT SMALLCAP GROWTH FUND:
    Class A Shares.....................         113           545          --          --            (2)          --
           Amount                        $    1,212    $    5,445    $     --     $    --     $     (19)   $      --
    Class B Shares.....................          20            21          --          --            (2)          --
           Amount                        $      217    $      207    $     --     $    --     $     (14)   $      --
    Class C Shares.....................          34            21          --          --            --           --
           Amount                        $      361    $      213    $     --     $    --     $      --    $      --
    Class Y Shares.....................          --            20          --          --            --           --
           Amount                        $       --    $      200    $     --     $    --     $      --    $      --

                                               NET INCREASE
                                           (DECREASE) OF SHARES
                                         ------------------------
                                            2006          2005
                                         ----------    ----------
    MIDCAP FUND:
    Class A Shares.....................      10,506        (4,605)
           Amount                        $  236,320    $ (113,409)
    Class B Shares.....................       2,225        (1,694)
           Amount                        $   44,172    $  (40,629)
    Class C Shares.....................       2,729        (2,408)
           Amount                        $   55,621    $  (57,163)
    Class Y Shares.....................       1,816           618
           Amount                        $   45,900    $   15,529
    MIDCAP VALUE FUND:
    Class A Shares.....................       1,019          (603)
           Amount                        $   11,340    $   (9,469)
    Class B Shares.....................         186          (192)
           Amount                        $    1,890    $   (2,748)
    Class C Shares.....................         148          (571)
           Amount                        $    1,368    $   (7,585)
    Class Y Shares.....................        (881)        2,752
           Amount                        $  (12,892)   $   35,896
    MONEY MARKET FUND:
    Class A Shares.....................      (2,168)      (23,134)
           Amount                        $   (2,168)   $  (23,134)
    Class B Shares.....................      (4,277)      (15,120)
           Amount                        $   (4,277)   $  (15,120)
    Class C Shares.....................      (3,538)       (7,836)
           Amount                        $   (3,538)   $   (7,836)
    Class Y Shares.....................       2,010         6,416
           Amount                        $    2,010    $    6,416
    RETIREMENT INCOME FUND:
    Class A Shares.....................          26             5
           Amount                        $      254    $       48
    Class B Shares.....................          16             1
           Amount                        $      149    $       10
    Class C Shares.....................          13             1
           Amount                        $      121    $       10
    Class Y Shares.....................          11             1
           Amount                        $      101    $       10
    SELECT MIDCAP GROWTH FUND:
    Class A Shares.....................         503         1,478
           Amount                        $    5,584    $   14,672
    Class B Shares.....................         104           233
           Amount                        $    1,140    $    2,308
    Class C Shares.....................         179           173
           Amount                        $    1,995    $    1,708
    Class Y Shares.....................       2,521            21
           Amount                        $   28,156    $      206
    SELECT MIDCAP VALUE FUND:
    Class A Shares.....................       1,223         2,078
           Amount                        $   13,898    $   21,379
    Class B Shares.....................         130           159
           Amount                        $    1,462    $    1,688
    Class C Shares.....................         209           268
           Amount                        $    2,361    $    2,872
    Class Y Shares.....................           1            50
           Amount                        $       15    $      500
    SELECT SMALLCAP GROWTH FUND:
    Class A Shares.....................         111           545
           Amount                        $    1,193    $    5,445
    Class B Shares.....................          18            21
           Amount                        $      203    $      207
    Class C Shares.....................          34            21
           Amount                        $      361    $      213
    Class Y Shares.....................          --            20
           Amount                        $       --    $      200

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       SHARES ISSUED FOR
                                               SHARES SOLD           REINVESTED DIVIDENDS        SHARES REDEEMED
                                         ------------------------    ---------------------    ----------------------
                                            2006          2005         2006         2005        2006         2005
                                         ----------    ----------    ---------    --------    ---------    ---------
    SHORT DURATION FUND:
    Class A Shares.....................         365         1,286          40          93          (752)      (2,297)
           Amount                        $    3,603    $   12,820    $    389     $   929     $  (7,414)   $ (22,878)
    Class B Shares.....................          45           177           9          21          (193)        (520)
           Amount                        $      445    $    1,762    $     88     $   207     $  (1,906)   $  (5,181)
    Class C Shares.....................         134           641          21          55          (796)      (1,830)
           Amount                        $    1,323    $    6,407    $    211     $   543     $  (7,845)   $ (18,239)
    Class Y Shares.....................       1,785         5,565         150         226        (2,280)        (533)
           Amount                        $   17,537    $   55,422    $  1,474     $ 2,244     $ (22,436)   $  (5,283)
    SMALL COMPANY FUND:
    Class A Shares.....................         238           397          --          --          (569)      (2,105)
           Amount                        $    5,039    $    6,768    $     --     $    --     $ (11,954)   $ (35,226)
    Class B Shares.....................          21            54          --          --          (394)        (883)
           Amount                        $      428    $      830    $     --     $    --     $  (7,745)   $ (13,912)
    Class C Shares.....................          11            32          --          --          (241)        (921)
           Amount                        $      218    $      505    $     --     $    --     $  (4,718)   $ (14,243)
    Class Y Shares.....................       1,592         1,300          --          --           (11)         (61)
           Amount                        $   36,245    $   21,676    $     --     $    --     $    (242)   $  (1,057)
    SMALLCAP GROWTH FUND:
    Class A Shares.....................       3,089         1,208          --          --          (314)        (609)
           Amount                        $   98,832    $   33,404    $     --     $    --     $  (9,814)   $ (16,505)
    Class B Shares.....................         140           201          --          --           (56)         (99)
           Amount                        $    3,978    $    4,983    $     --     $    --     $  (1,578)   $  (2,439)
    Class C Shares.....................         298           297          --          --           (72)        (137)
           Amount                        $    8,435    $    7,553    $     --     $    --     $  (2,016)   $  (3,371)
    Class H Shares.....................          16            42          --          --           (69)        (220)
           Amount                        $      464    $    1,049    $     --     $    --     $  (1,959)   $  (5,451)
    Class L Shares.....................         118           295          --          --          (333)        (740)
           Amount                        $    3,692    $    8,024    $     --     $    --     $ (10,470)   $ (20,261)
    Class M Shares.....................          20            42          --          --           (72)        (159)
           Amount                        $      577    $    1,027    $     --     $    --     $  (2,041)   $  (3,946)
    Class N Shares.....................           8            16          --          --           (22)         (56)
           Amount                        $      218    $      406    $     --     $    --     $    (618)   $  (1,389)
    Class Y Shares.....................       1,592         1,738          --          --           (92)         (25)
           Amount                        $   50,821    $   47,949    $     --     $    --     $  (2,934)   $    (725)
    STOCK FUND:
    Class A Shares.....................       2,008         3,320          77         310        (5,796)     (20,910)
           Amount                        $   39,588    $   58,908    $  1,495     $ 5,503     $(113,117)   $(371,998)
    Class B Shares.....................         250           623          --          --        (2,632)      (6,244)
           Amount                        $    4,614    $   10,341    $     --     $    --     $ (48,471)   $(104,388)
    Class C Shares.....................         176           489          --          --        (1,457)      (6,146)
           Amount                        $    3,277    $    8,221    $     --     $    --     $ (26,951)   $(102,989)
    Class Y Shares.....................         562         1,226          38          54          (223)        (300)
           Amount                        $   11,495    $   22,574    $    772     $ 1,005     $  (4,567)   $  (5,539)
    TARGET RETIREMENT 2010 FUND:
    Class A Shares.....................         124             1          --          --            --           --
           Amount                        $    1,170    $       12    $      4     $    --     $      --    $      --
    Class B Shares.....................          14             1          --          --            --           --
           Amount                        $      133    $       10    $      1     $    --     $      --    $      --
    Class C Shares.....................          13             1          --          --            --           --
           Amount                        $      120    $       10    $      1     $    --     $      --    $      --
    Class Y Shares.....................          13             1          --          --            --           --
           Amount                        $      120    $       10    $      1     $    --     $      --    $      --
    TARGET RETIREMENT 2020 FUND:
    Class A Shares.....................          52            15           1          --           (12)          --
           Amount                        $      523    $      144    $     10     $    --     $    (121)   $      --
    Class B Shares.....................           2             1          --          --            --           --
           Amount                        $       22    $       10    $     --     $    --     $      --    $      --
    Class C Shares.....................           2             1          --          --            --           --
           Amount                        $       15    $       10    $     --     $    --     $      --    $      --
    Class Y Shares.....................          --             1          --          --            --           --
           Amount                        $       --    $       10    $     --     $    --     $      --    $      --

                                               NET INCREASE
                                           (DECREASE) OF SHARES
                                         ------------------------
                                            2006          2005
                                         ----------    ----------
    SHORT DURATION FUND:
    Class A Shares.....................        (347)         (918)
           Amount                        $   (3,422)   $   (9,129)
    Class B Shares.....................        (139)         (322)
           Amount                        $   (1,373)   $   (3,212)
    Class C Shares.....................        (641)       (1,134)
           Amount                        $   (6,311)   $  (11,289)
    Class Y Shares.....................        (345)        5,258
           Amount                        $   (3,425)   $   52,383
    SMALL COMPANY FUND:
    Class A Shares.....................        (331)       (1,708)
           Amount                        $   (6,915)   $  (28,458)
    Class B Shares.....................        (373)         (829)
           Amount                        $   (7,317)   $  (13,082)
    Class C Shares.....................        (230)         (889)
           Amount                        $   (4,500)   $  (13,738)
    Class Y Shares.....................       1,581         1,239
           Amount                        $   36,003    $   20,619
    SMALLCAP GROWTH FUND:
    Class A Shares.....................       2,775           599
           Amount                        $   89,018    $   16,899
    Class B Shares.....................          84           102
           Amount                        $    2,400    $    2,544
    Class C Shares.....................         226           160
           Amount                        $    6,419    $    4,182
    Class H Shares.....................         (53)         (178)
           Amount                        $   (1,495)   $   (4,402)
    Class L Shares.....................        (215)         (445)
           Amount                        $   (6,778)   $  (12,237)
    Class M Shares.....................         (52)         (117)
           Amount                        $   (1,464)   $   (2,919)
    Class N Shares.....................         (14)          (40)
           Amount                        $     (400)   $     (983)
    Class Y Shares.....................       1,500         1,713
           Amount                        $   47,887    $   47,224
    STOCK FUND:
    Class A Shares.....................      (3,711)      (17,280)
           Amount                        $  (72,034)   $ (307,587)
    Class B Shares.....................      (2,382)       (5,621)
           Amount                        $  (43,857)   $  (94,047)
    Class C Shares.....................      (1,281)       (5,657)
           Amount                        $  (23,674)   $  (94,768)
    Class Y Shares.....................         377           980
           Amount                        $    7,700    $   18,040
    TARGET RETIREMENT 2010 FUND:
    Class A Shares.....................         124             1
           Amount                        $    1,174    $       12
    Class B Shares.....................          14             1
           Amount                        $      134    $       10
    Class C Shares.....................          13             1
           Amount                        $      121    $       10
    Class Y Shares.....................          13             1
           Amount                        $      121    $       10
    TARGET RETIREMENT 2020 FUND:
    Class A Shares.....................          41            15
           Amount                        $      412    $      144
    Class B Shares.....................           2             1
           Amount                        $       22    $       10
    Class C Shares.....................           2             1
           Amount                        $       15    $       10
    Class Y Shares.....................          --             1
           Amount                        $       --    $       10

--------------------------------------------------------------------------------

                                                                       SHARES ISSUED FOR
                                               SHARES SOLD           REINVESTED DIVIDENDS        SHARES REDEEMED
                                         ------------------------    ---------------------    ----------------------
                                            2006          2005         2006         2005        2006         2005
                                         ----------    ----------    ---------    --------    ---------    ---------
    TARGET RETIREMENT 2030 FUND:
    Class A Shares.....................          17             1          --          --            --           --
           Amount                        $      151    $       10    $      2     $    --     $      (3)   $      --
    Class B Shares.....................           7             1          --          --            --           --
           Amount                        $       66    $       10    $      2     $    --     $      --    $      --
    Class C Shares.....................           4             1          --          --            --           --
           Amount                        $       38    $       10    $      1     $    --     $      --    $      --
    Class Y Shares.....................           3             1          --          --            --           --
           Amount                        $       20    $       10    $      1     $    --     $      --    $      --
    TAX-FREE CALIFORNIA FUND:
    Class A Shares.....................         315           230          29          48           (68)        (204)
           Amount                        $    3,262    $    2,382    $    295     $   495     $    (701)   $  (2,114)
    Class B Shares.....................          30            33           1           2            (5)          (7)
           Amount                        $      314    $      336    $     12     $    25     $     (50)   $     (68)
    Class C Shares.....................          32            52           3           4           (20)          (8)
           Amount                        $      330    $      534    $     29     $    43     $    (203)   $     (85)
    TAX-FREE MINNESOTA FUND:
    Class A Shares.....................          96           216          10          16           (41)        (100)
           Amount                        $      983    $    2,246    $    107     $   162     $    (421)   $  (1,039)
    Class B Shares.....................           5            28           1           2            (9)         (12)
           Amount                        $       55    $      288    $     13     $    20     $     (96)   $    (122)
    Class C Shares.....................           1            18          --           1            (4)          (9)
           Amount                        $       12    $      186    $      7     $    11     $     (45)   $     (92)
    Class E Shares.....................          17            15          39          74          (153)        (186)
           Amount                        $      179    $      158    $    405     $   770     $  (1,572)   $  (1,948)
    Class H Shares.....................          --            --           1          --            --           --
           Amount                        $       --    $       --    $      2     $     4     $      --    $      (1)
    Class L Shares.....................           1            25           5           9           (16)         (16)
           Amount                        $       10    $      265    $     48     $    91     $    (160)   $    (171)
    Class M Shares.....................           1             1          --          --            (1)          (9)
           Amount                        $        4    $       18    $      2     $     4     $      (8)   $     (97)
    Class N Shares.....................           2             2           1          --            (3)          (3)
           Amount                        $       25    $       10    $      2     $     4     $     (33)   $     (27)
    Class Y Shares.....................          --             1          --          --            --           --
           Amount                        $       --    $        9    $     --     $    --     $      --    $      --
    TAX-FREE NATIONAL FUND:
    Class A Shares.....................       1,531         1,548         103         121          (506)        (658)
           Amount                        $   17,009    $   17,443    $  1,144     $ 1,350     $  (5,629)   $  (7,390)
    Class B Shares.....................          50           162          11          15           (73)        (113)
           Amount                        $      552    $    1,804    $    126     $   168     $    (816)   $  (1,259)
    Class C Shares.....................         290           320          14          13          (112)        (314)
           Amount                        $    3,211    $    3,583    $    152     $   149     $  (1,240)   $  (3,508)
    Class E Shares.....................           9            61          54          79          (195)        (216)
           Amount                        $       93    $      686    $    589     $   886     $  (2,170)   $  (2,420)
    Class H Shares.....................          --            --          --           1            (5)         (33)
           Amount                        $       --    $       --    $      5     $     9     $     (64)   $    (369)
    Class L Shares.....................          25            57          15          20           (31)         (47)
           Amount                        $      277    $      641    $    167     $   226     $    (338)   $    (528)
    Class M Shares.....................          --             2           2           3            (8)         (13)
           Amount                        $        1    $       19    $     24     $    30     $     (85)   $    (140)
    Class N Shares.....................          --             1           1           1            (4)          (6)
           Amount                        $       --    $       --    $     10     $    16     $     (38)   $     (64)
    Class Y Shares.....................          --             1          --          --            --           --
           Amount                        $       --    $        9    $     --     $    --     $      --    $      --
    TAX-FREE NEW YORK FUND:
    Class A Shares.....................          13            52          22          37           (46)         (16)
           Amount                        $      131    $      545    $    225     $   387     $    (472)   $    (169)
    Class B Shares.....................          --            20           3           4           (10)          --
           Amount                        $       --    $      200    $     28     $    43     $     (98)   $      --
    Class C Shares.....................          --            73           4           5            (3)          (8)
           Amount                        $        1    $      769    $     37     $    52     $     (31)   $     (88)

                                               NET INCREASE
                                           (DECREASE) OF SHARES
                                         ------------------------
                                            2006          2005
                                         ----------    ----------
    TARGET RETIREMENT 2030 FUND:
    Class A Shares.....................          17             1
           Amount                        $      150    $       10
    Class B Shares.....................           7             1
           Amount                        $       68    $       10
    Class C Shares.....................           4             1
           Amount                        $       39    $       10
    Class Y Shares.....................           3             1
           Amount                        $       21    $       10
    TAX-FREE CALIFORNIA FUND:
    Class A Shares.....................         276            74
           Amount                        $    2,856    $      763
    Class B Shares.....................          26            28
           Amount                        $      276    $      293
    Class C Shares.....................          15            48
           Amount                        $      156    $      492
    TAX-FREE MINNESOTA FUND:
    Class A Shares.....................          65           132
           Amount                        $      669    $    1,369
    Class B Shares.....................          (3)           18
           Amount                        $      (28)   $      186
    Class C Shares.....................          (3)           10
           Amount                        $      (26)   $      105
    Class E Shares.....................         (97)          (97)
           Amount                        $     (988)   $   (1,020)
    Class H Shares.....................           1            --
           Amount                        $        2    $        3
    Class L Shares.....................         (10)           18
           Amount                        $     (102)   $      185
    Class M Shares.....................          --            (8)
           Amount                        $       (2)   $      (75)
    Class N Shares.....................          --            (1)
           Amount                        $       (6)   $      (13)
    Class Y Shares.....................          --             1
           Amount                        $       --    $        9
    TAX-FREE NATIONAL FUND:
    Class A Shares.....................       1,128         1,011
           Amount                        $   12,524    $   11,403
    Class B Shares.....................         (12)           64
           Amount                        $     (138)   $      713
    Class C Shares.....................         192            19
           Amount                        $    2,123    $      224
    Class E Shares.....................        (132)          (76)
           Amount                        $   (1,488)   $     (848)
    Class H Shares.....................          (5)          (32)
           Amount                        $      (59)   $     (360)
    Class L Shares.....................           9            30
           Amount                        $      106    $      339
    Class M Shares.....................          (6)           (8)
           Amount                        $      (60)   $      (91)
    Class N Shares.....................          (3)           (4)
           Amount                        $      (28)   $      (48)
    Class Y Shares.....................          --             1
           Amount                        $       --    $        9
    TAX-FREE NEW YORK FUND:
    Class A Shares.....................         (11)           73
           Amount                        $     (116)   $      763
    Class B Shares.....................          (7)           24
           Amount                        $      (70)   $      244
    Class C Shares.....................           1            70
           Amount                        $        7    $      733

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       SHARES ISSUED FOR
                                               SHARES SOLD           REINVESTED DIVIDENDS        SHARES REDEEMED
                                         ------------------------    ---------------------    ----------------------
                                            2006          2005         2006         2005        2006         2005
                                         ----------    ----------    ---------    --------    ---------    ---------
    TOTAL RETURN BOND FUND:
    Class A Shares.....................       8,490         7,536         755       1,081        (3,987)      (6,575)
           Amount                        $   89,516    $   81,793    $  7,949     $11,696     $ (42,051)   $ (71,365)
    Class B Shares.....................         834         1,007         145         235        (1,203)      (2,001)
           Amount                        $    8,745    $   10,886    $  1,523     $ 2,529     $ (12,631)   $ (21,616)
    Class C Shares.....................       1,069         1,024         126         208        (1,255)      (2,429)
           Amount                        $   11,294    $   11,119    $  1,325     $ 2,255     $ (13,256)   $ (26,396)
    Class Y Shares.....................       7,301         8,276         563         614          (237)        (521)
           Amount                        $   77,856    $   90,740    $  5,984     $ 6,705     $  (2,528)   $  (5,670)
    U.S. GOVERNMENT SECURITIES FUND:
    Class A Shares.....................         681         1,580          97         200          (969)      (2,238)
           Amount                        $    6,312    $   15,082    $    900     $ 1,905     $  (8,994)   $ (21,353)
    Class B Shares.....................          73           306          36          77          (403)        (816)
           Amount                        $      671    $    2,904    $    329     $   729     $  (3,717)   $  (7,742)
    Class C Shares.....................          94           392          16          37          (223)        (839)
           Amount                        $      883    $    3,723    $    146     $   355     $  (2,063)   $  (7,948)
    Class E Shares.....................          63            93         201         408        (1,110)      (1,606)
           Amount                        $      579    $      878    $  1,859     $ 3,875     $ (10,302)   $ (15,284)
    Class H Shares.....................           2            14           5          11           (50)        (138)
           Amount                        $       33    $      126    $     45     $   107     $    (470)   $  (1,311)
    Class L Shares.....................          74           158          69         136          (359)        (548)
           Amount                        $      683    $    1,513    $    636     $ 1,291     $  (3,326)   $  (5,229)
    Class M Shares.....................          10            20           5          10           (46)        (118)
           Amount                        $       85    $      199    $     45     $   100     $    (422)   $  (1,129)
    Class N Shares.....................           2             5           2           3           (13)         (27)
           Amount                        $       17    $       46    $     15     $    33     $    (115)   $    (258)
    Class Y Shares.....................          --           961          12          31        (1,004)          --
           Amount                        $        2    $    9,199    $    116     $   292     $  (9,347)   $      --
    VALUE FUND:
    Class A Shares.....................         508           996          41          20          (460)        (992)
           Amount                        $    5,843    $   10,434    $    458     $   204     $  (5,277)   $ (10,429)
    Class B Shares.....................          72           201          --          --           (90)        (183)
           Amount                        $      810    $    2,069    $     --     $    --     $  (1,009)   $  (1,890)
    Class C Shares.....................          54           114          --          --           (66)        (279)
           Amount                        $      618    $    1,179    $     --     $    --     $    (757)   $  (2,885)
    Class Y Shares.....................         773         3,361          70          32        (2,416)         (12)
           Amount                        $    8,821    $   34,573    $    780     $   328     $ (27,928)   $    (130)
    VALUE OPPORTUNITIES FUND:
    Class A Shares.....................       1,428         3,015         133          --          (532)        (501)
           Amount                        $   23,772    $   47,123    $  2,056     $    --     $  (8,718)   $  (7,840)
    Class B Shares.....................         194           651          31          --           (83)        (150)
           Amount                        $    3,031    $    9,516    $    441     $    --     $  (1,284)   $  (2,186)
    Class C Shares.....................         315           610          28          --          (202)        (124)
           Amount                        $    4,932    $    9,022    $    399     $    --     $  (3,122)   $  (1,815)
    Class H Shares.....................           6            19          11          --           (71)        (139)
           Amount                        $       93    $      267    $    156     $    --     $  (1,109)   $  (2,018)
    Class L Shares.....................         123           203          58          --          (117)        (254)
           Amount                        $    2,080    $    3,161    $    898     $    --     $  (1,942)   $  (3,944)
    Class M Shares.....................          14            37          17          --           (78)        (141)
           Amount                        $      220    $      541    $    250     $    --     $  (1,230)   $  (2,037)
    Class N Shares.....................           3             6           5          --            (6)         (31)
           Amount                        $       37    $       99    $     68     $    --     $     (91)   $    (455)
    Class Y Shares.....................         723         5,441         215          --        (1,538)         (56)
           Amount                        $   12,304    $   84,846    $  3,392     $    --     $ (26,105)   $    (888)

                                               NET INCREASE
                                           (DECREASE) OF SHARES
                                         ------------------------
                                            2006          2005
                                         ----------    ----------
    TOTAL RETURN BOND FUND:
    Class A Shares.....................       5,258         2,042
           Amount                        $   55,414    $   22,124
    Class B Shares.....................        (224)         (759)
           Amount                        $   (2,363)   $   (8,201)
    Class C Shares.....................         (60)       (1,197)
           Amount                        $     (637)   $  (13,022)
    Class Y Shares.....................       7,627         8,369
           Amount                        $   81,312    $   91,775
    U.S. GOVERNMENT SECURITIES FUND:
    Class A Shares.....................        (191)         (458)
           Amount                        $   (1,782)   $   (4,366)
    Class B Shares.....................        (294)         (433)
           Amount                        $   (2,717)   $   (4,109)
    Class C Shares.....................        (113)         (410)
           Amount                        $   (1,034)   $   (3,870)
    Class E Shares.....................        (846)       (1,105)
           Amount                        $   (7,864)   $  (10,531)
    Class H Shares.....................         (43)         (113)
           Amount                        $     (392)   $   (1,078)
    Class L Shares.....................        (216)         (254)
           Amount                        $   (2,007)   $   (2,425)
    Class M Shares.....................         (31)          (88)
           Amount                        $     (292)   $     (830)
    Class N Shares.....................          (9)          (19)
           Amount                        $      (83)   $     (179)
    Class Y Shares.....................        (992)          992
           Amount                        $   (9,229)   $    9,491
    VALUE FUND:
    Class A Shares.....................          89            24
           Amount                        $    1,024    $      209
    Class B Shares.....................         (18)           18
           Amount                        $     (199)   $      179
    Class C Shares.....................         (12)         (165)
           Amount                        $     (139)   $   (1,706)
    Class Y Shares.....................      (1,573)        3,381
           Amount                        $  (18,327)   $   34,771
    VALUE OPPORTUNITIES FUND:
    Class A Shares.....................       1,029         2,514
           Amount                        $   17,110    $   39,283
    Class B Shares.....................         142           501
           Amount                        $    2,188    $    7,330
    Class C Shares.....................         141           486
           Amount                        $    2,209    $    7,207
    Class H Shares.....................         (54)         (120)
           Amount                        $     (860)   $   (1,751)
    Class L Shares.....................          64           (51)
           Amount                        $    1,036    $     (783)
    Class M Shares.....................         (47)         (104)
           Amount                        $     (760)   $   (1,496)
    Class N Shares.....................           2           (25)
           Amount                        $       14    $     (356)
    Class Y Shares.....................        (600)        5,385
           Amount                        $  (10,409)   $   83,958

7.  LINE OF CREDIT:

    The Funds participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. For the six-month period ended April 30, 2006, the Funds did not have any borrowings under this facility.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD ADVISERS FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $15.34       $ 0.15        $ 0.92        $(0.13)       $   --           $  --
 Class B......................    15.19         0.08          0.92         (0.07)           --              --
 Class C......................    15.34         0.09          0.92         (0.07)           --              --
 Class Y......................    15.50         0.20          0.92         (0.17)           --              --
 For the Year Ended October
   31, 2005(h)
 Class A......................    14.57         0.26          0.80         (0.29)           --              --
 Class B......................    14.43         0.14          0.79         (0.17)           --              --
 Class C......................    14.56         0.16          0.80         (0.18)           --              --
 Class Y......................    14.72         0.33          0.81         (0.36)           --              --
 For the Year Ended October
   31, 2004(h)
 Class A......................    14.19         0.18          0.38         (0.18)           --              --
 Class B......................    14.05         0.07          0.38         (0.07)           --              --
 Class C......................    14.18         0.09          0.37         (0.08)           --              --
 Class Y......................    14.37         0.25          0.36         (0.26)           --              --
 For the Year Ended October
   31, 2003(h)
 Class A......................    12.67         0.19          1.52         (0.19)           --              --
 Class B......................    12.54         0.09          1.51         (0.09)           --              --
 Class C......................    12.66         0.11          1.52         (0.11)           --              --
 Class Y......................    12.82         0.27          1.54         (0.26)           --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................    14.38         0.21         (1.69)        (0.23)           --              --
 Class B......................    14.24         0.11         (1.68)        (0.13)           --              --
 Class C......................    14.37         0.12         (1.69)        (0.14)                           --
 Class Y......................    14.54         0.13         (1.55)        (0.30)           --              --
 For the Year Ended October
   31, 2001
 Class A......................    17.07         0.30         (2.04)        (0.31)        (0.64)             --
 Class B......................    16.90         0.20         (2.03)        (0.19)        (0.64)             --
 Class C......................    17.05         0.20         (2.04)        (0.20)        (0.64)             --
 Class Y......................    17.24         0.38         (2.06)        (0.38)        (0.64)             --
THE HARTFORD AGGRESSIVE GROWTH
 ALLOCATION FUND(G)
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    11.46         0.10          1.68         (0.09)        (0.01)             --
 Class B......................    11.37         0.02          1.71         (0.02)        (0.01)             --
 Class C......................    11.37         0.02          1.71         (0.02)        (0.01)             --
 For the Year Ended October
   31, 2005
 Class A......................    10.38        (0.02)         1.12         (0.02)           --              --
 Class B......................    10.35        (0.08)         1.10            --            --              --
 Class C......................    10.35        (0.07)         1.09            --            --              --
 From (commencement of
   operations) May 28, 2004,
   through October 31, 2004
 Class A......................    10.00        (0.01)         0.39            --            --              --
 Class B......................    10.00        (0.02)         0.37            --            --              --
 Class C......................    10.00        (0.02)         0.37            --            --              --

                                                                -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------------
                                                                         RATIO OF            RATIO OF
                                                                         EXPENSES            EXPENSES         RATIO OF
                                                                        TO AVERAGE          TO AVERAGE          NET
                                NET ASSET               NET ASSETS      NET ASSETS          NET ASSETS       INVESTMENT
                                VALUE AT                AT END OF         BEFORE               AFTER           INCOME     PORTFOLIO
                                   END        TOTAL       PERIOD        WAIVERS AND         WAIVERS AND      TO AVERAGE   TURNOVER
                                OF PERIOD   RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ---------   ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD ADVISERS FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $16.28        6.98%(f) $1,187,183         1.16%(e)            1.11%(e)         1.86%(e)     53%
 Class B......................    16.12        6.57(f)    399,779          1.95(e)             1.90(e)          1.07(e)
 Class C......................    16.28        6.61(f)    240,790          1.86(e)             1.81(e)          1.16(e)
 Class Y......................    16.45        7.22(f)     17,080          0.70(e)             0.65(e)          2.33(e)
 For the Year Ended October
   31, 2005(h)
 Class A......................    15.34        7.30%    1,222,944          1.21                1.19             1.73         66
 Class B......................    15.19        6.48       437,462          1.99                1.98             0.95         --
 Class C......................    15.34        6.63       253,605          1.91                1.89             1.06         --
 Class Y......................    15.50        7.78        15,342          0.75                0.74             2.13         --
 For the Year Ended October
   31, 2004(h)
 Class A......................    14.57        3.93(i)  1,539,264          1.22                1.22             1.23         42
 Class B......................    14.43        3.21(i)    550,499          1.95                1.95             0.50         --
 Class C......................    14.56        3.27(i)    355,711          1.86                1.86             0.58         --
 Class Y......................    14.72        4.22        13,587          0.74                0.74             1.71         --
 For the Year Ended October
   31, 2003(h)
 Class A......................    14.19       13.62     1,470,569          1.40                1.39             1.44         46
 Class B......................    14.05       12.86       593,179          2.13                2.12             0.72         --
 Class C......................    14.18       12.92       421,814          2.00                2.00             0.84         --
 Class Y......................    14.37       14.28         8,714          0.81                0.81             1.98         --
 For the Year Ended October
   31, 2002(h)
 Class A......................    12.67      (10.42)    1,245,331          1.41                1.36             1.56         44
 Class B......................    12.54      (11.11)      567,953          2.08                2.08             0.84         --
 Class C......................    12.66      (10.99)      422,520          1.97                1.97             0.95         --
 Class Y......................    12.82       (9.89)        3,997          0.78                0.78             2.15         --
 For the Year Ended October
   31, 2001
 Class A......................    14.38      (10.67)    1,088,858          1.27                1.22             1.99         37
 Class B......................    14.24      (11.27)      622,519          1.93                1.93             1.28         --
 Class C......................    14.37      (11.26)      478,194          1.93                1.93             1.28         --
 Class Y......................    14.54      (10.20)       56,320          0.74                0.74             2.48         --
THE HARTFORD AGGRESSIVE GROWTH
 ALLOCATION FUND(G)
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    13.14       15.56(f)     97,860          0.80(e)             0.71(e)          1.17(e)      14
 Class B......................    13.07       15.17(f)     30,180          1.62(e)             1.36(e)          0.69(e)      --
 Class C......................    13.07       15.17(f)     45,415          1.51(e)             1.36(e)          0.75(e)      --
 For the Year Ended October
   31, 2005
 Class A......................    11.46       10.60        58,087          0.85                0.68            (0.43)         9
 Class B......................    11.37        9.88        20,155          1.64                1.33            (1.08)        --
 Class C......................    11.37        9.88        32,718          1.53                1.34            (1.08)        --
 From (commencement of
   operations) May 28, 2004,
   through October 31, 2004
 Class A......................    10.38        3.80(f)     12,415          0.86(e)             0.67(e)         (0.58)(e)      3
 Class B......................    10.35        3.50(f)      4,532          1.69(e)             1.32(e)         (1.23)(e)     --
 Class C......................    10.35        3.50(f)      5,424          1.59(e)             1.32(e)         (1.23)(e)     --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Payment from affiliate was due to a change in transfer agent fee allocation methodology. Without the inclusion of the Payment from Affiliate, the total return would have been 3.74%, 2.95% and 3.06% for classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was $0.03, $0.04 and $0.03 for classes A, B and C, respectively.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                              AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED     DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN         FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME       (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)      INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   -------------   ----------   -------------   -------------
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $10.95       $ 0.13        $ 0.96         $(0.13)       $(0.02)          $  --
 Class B......................    10.92         0.09          0.96          (0.09)        (0.02)             --
 Class C......................    10.92         0.09          0.96          (0.09)        (0.02)             --
 For the Year Ended October
   31, 2005
 Class A......................    10.30         0.13          0.64          (0.12)           --              --
 Class B......................    10.28         0.06          0.62          (0.04)           --              --
 Class C......................    10.28         0.06          0.62          (0.04)           --              --
 From (commencement of
   operations) May 28, 2004,
   through October 31, 2004
 Class A......................    10.00         0.02          0.30          (0.02)           --              --
 Class B......................    10.00         0.01          0.27             --            --              --
 Class C......................    10.00           --          0.28             --            --              --
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    36.51         0.10          5.56             --         (3.42)             --
 Class B......................    33.90        (0.03)         5.11             --         (3.42)             --
 Class C......................    34.00        (0.01)         5.13             --         (3.42)             --
 Class Y......................    38.47         0.18          5.90             --         (3.42)             --
 For the Year Ended October
   31, 2005
 Class A......................    30.80         0.09          5.62             --            --              --
 Class B......................    28.82        (0.15)         5.23             --            --              --
 Class C......................    28.88        (0.11)         5.23             --            --              --
 Class Y......................    32.29         0.21          5.97             --            --              --
 For the Year Ended October
   31, 2004
 Class A......................    26.50        (0.01)         4.31             --            --              --
 Class B......................    24.97        (0.21)         4.06             --            --              --
 Class C......................    25.00        (0.18)         4.06             --            --              --
 Class Y......................    27.64         0.11          4.54             --            --              --
 For the Year Ended October
   31, 2003
 Class A......................    20.47        (0.04)         6.07             --            --              --
 Class B......................    19.44        (0.19)         5.72             --            --              --
 Class C......................    19.44        (0.16)         5.72             --            --              --
 Class Y......................    21.23         0.08          6.33             --            --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................    24.12        (0.06)        (3.59)            --            --              --
 Class B......................    23.06        (0.25)        (3.37)            --            --              --
 Class C......................    23.04        (0.22)        (3.38)            --            --              --
 Class Y......................    24.85         0.04         (3.66)            --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    33.20         0.05         (5.12)            --         (4.01)             --
 Class B......................    32.14        (0.02)        (5.05)            --         (4.01)             --
 Class C......................    32.10        (0.06)        (4.99)            --         (4.01)             --
 Class Y......................    33.94         0.08         (5.16)            --         (4.01)             --

                                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------------
                                                                          RATIO OF            RATIO OF
                                                                          EXPENSES            EXPENSES         RATIO OF
                                                                         TO AVERAGE          TO AVERAGE          NET
                                NET ASSET                NET ASSETS      NET ASSETS          NET ASSETS       INVESTMENT
                                VALUE AT                 AT END OF         BEFORE               AFTER           INCOME     PORTFOLIO
                                   END        TOTAL        PERIOD        WAIVERS AND         WAIVERS AND      TO AVERAGE   TURNOVER
                                OF PERIOD   RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ---------    ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $11.89       10.07%(f)  $  375,867         0.62%(e)            0.62%(e)         2.21%(e)      16%
 Class B......................    11.86        9.72(f)       96,529         1.44(e)             1.34(e)          1.56(e)       --
 Class C......................    11.86        9.72(f)      143,183         1.38(e)             1.34(e)          1.47(e)       --
 For the Year Ended October
   31, 2005
 Class A......................    10.95        7.47         262,878         0.66                0.60             1.26           2
 Class B......................    10.92        6.66          72,619         1.47                1.31             0.55          --
 Class C......................    10.92        6.66         103,248         1.41                1.31             0.56          --
 From (commencement of
   operations) May 28, 2004,
   through October 31, 2004
 Class A......................    10.30        3.15(f)       67,293         0.62(e)             0.59(e)          0.99(e)       --
 Class B......................    10.28        2.82(f)       18,841         1.45(e)             1.29(e)          0.33(e)       --
 Class C......................    10.28        2.82(f)       30,414         1.38(e)             1.29(e)          0.30(e)       --
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    38.75       16.79(f)    8,191,287         1.18(e)             1.18(e)          0.62(e)       41
 Class B......................    35.56       16.33(f)    1,855,176         1.97(e)             1.97(e)         (0.17)(e)      --
 Class C......................    35.70       16.41(f)    2,552,217         1.89(e)             1.89(e)         (0.08)(e)      --
 Class Y......................    41.13       17.05(f)      344,380         0.74(e)             0.74(e)          1.07(e)       --
 For the Year Ended October
   31, 2005
 Class A......................    36.51       18.54       6,071,891         1.26                1.26             0.31          93
 Class B......................    33.90       17.63       1,631,199         2.03                2.03            (0.45)         --
 Class C......................    34.00       17.73       1,834,562         1.94                1.94            (0.37)         --
 Class Y......................    38.47       19.14         245,163         0.78                0.78             0.76          --
 For the Year Ended October
   31, 2004
 Class A......................    30.80       16.23       4,203,178         1.35                1.35            (0.05)         78
 Class B......................    28.82       15.42       1,432,121         2.06                2.06            (0.78)         --
 Class C......................    28.88       15.52       1,348,972         1.97                1.97            (0.68)         --
 Class Y......................    32.29       16.82         116,527         0.79                0.79             0.50          --
 For the Year Ended October
   31, 2003
 Class A......................    26.50       29.46       2,357,913         1.45                1.43            (0.13)        113
 Class B......................    24.97       28.45       1,140,154         2.17                2.17            (0.87)         --
 Class C......................    25.00       28.60         981,246         2.05                2.05            (0.75)         --
 Class Y......................    27.64       30.19          48,372         0.85                0.85             0.46          --
 For the Year Ended October
   31, 2002(h)
 Class A......................    20.47      (15.13)      1,700,765         1.45                1.40            (0.28)        112
 Class B......................    19.44      (15.70)        884,553         2.14                2.14            (1.04)         --
 Class C......................    19.44      (15.62)        738,988         2.02                2.02            (0.92)         --
 Class Y......................    21.23      (14.57)         25,378         0.80                0.80             0.27          --
 For the Year Ended October
   31, 2001
 Class A......................    24.12      (17.24)      1,585,508         1.33                1.28            (0.22)        132
 Class B......................    23.06      (17.88)        876,826         1.99                1.99            (0.93)         --
 Class C......................    23.04      (17.84)        666,372         1.99                1.99            (0.93)         --
 Class Y......................    24.85      (16.85)         76,592         0.78                0.78             0.28          --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                              AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED     DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN         FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME       (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)      INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   -------------   ----------   -------------   -------------
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $11.07       $   --        $ 2.09         $   --        $(0.15)          $  --
 Class B......................    11.02        (0.03)         2.08             --         (0.15)             --
 Class C......................    11.04        (0.03)         2.07             --         (0.15)             --
 Class Y......................    11.08         0.02          2.12             --         (0.15)             --
 From (commencement of
   operations) April 29, 2005,
   through October 31, 2005
 Class A......................    10.00        (0.01)         1.08             --            --              --
 Class B......................    10.00        (0.03)         1.05             --            --              --
 Class C......................    10.00        (0.03)         1.07             --            --              --
 Class Y......................    10.00         0.02          1.06             --            --              --

THE HARTFORD CONSERVATIVE
 ALLOCATION FUND(G)
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    10.57         0.17          0.56          (0.19)        (0.12)             --
 Class B......................    10.56         0.14          0.56          (0.15)        (0.12)             --
 Class C......................    10.56         0.14          0.55          (0.15)        (0.12)             --
 For the Year Ended October
   31, 2005
 Class A......................    10.27         0.23          0.28          (0.21)           --              --
 Class B......................    10.26         0.16          0.28          (0.14)           --              --
 Class C......................    10.26         0.16          0.28          (0.14)           --              --
 From (commencement of
   operations) May 28, 2004,
   through October 31, 2004
 Class A......................    10.00         0.03          0.27          (0.03)           --              --
 Class B......................    10.00         0.02          0.25          (0.01)           --              --
 Class C......................    10.00         0.02          0.25          (0.01)           --              --

                                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------------
                                                                          RATIO OF            RATIO OF
                                                                          EXPENSES            EXPENSES         RATIO OF
                                                                         TO AVERAGE          TO AVERAGE          NET
                                NET ASSET                NET ASSETS      NET ASSETS          NET ASSETS       INVESTMENT
                                VALUE AT                 AT END OF         BEFORE               AFTER           INCOME     PORTFOLIO
                                   END        TOTAL        PERIOD        WAIVERS AND         WAIVERS AND      TO AVERAGE   TURNOVER
                                OF PERIOD   RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ---------    ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $13.01       19.11%(f)  $  149,896         1.68%(e)            1.60%(e)        (0.08)%(e)     50%
 Class B......................    12.92       18.83(f)       17,982         2.56(e)             2.31(e)         (0.78)(e)      --
 Class C......................    12.93       18.71(f)       56,204         2.40(e)             2.35(e)         (0.83)(e)      --
 Class Y......................    13.07       19.55(f)          397         1.22(e)             1.15(e)          0.33(e)       --
 From (commencement of
   operations) April 29, 2005,
   through October 31, 2005
 Class A......................    11.07       10.70(f)       56,981         1.99(e)             1.60(e)         (0.30)(e)      46
 Class B......................    11.02       10.20(f)        6,343         2.97(e)             2.35(e)         (1.10)(e)      --
 Class C......................    11.04       10.40(f)       19,494         2.82(e)             2.35(e)         (1.12)(e)      --
 Class Y......................    11.08       10.80(f)          332         1.41(e)             1.15(e)          0.29(e)       --
THE HARTFORD CONSERVATIVE
 ALLOCATION FUND(G)
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    10.99        6.96(f)       80,232         0.63(e)             0.62(e)          3.25(e)       21
 Class B......................    10.99        6.70(f)       17,937         1.46(e)             1.29(e)          2.58(e)       --
 Class C......................    10.98        6.61(f)       39,965         1.40(e)             1.29(e)          2.38(e)       --
 For the Year Ended October
   31, 2005
 Class A......................    10.57        4.96          70,533         0.63                0.60             2.25          23
 Class B......................    10.56        4.26          14,525         1.48                1.26             1.60          --
 Class C......................    10.56        4.26          27,453         1.42                1.26             1.56          --
 From (commencement of
   operations) May 28, 2004,
   through October 31, 2004
 Class A......................    10.27        2.96(f)       33,921         0.63(e)             0.60(e)          1.70(e)       --
 Class B......................    10.26        2.70(f)        4,993         1.44(e)             1.25(e)          1.05(e)       --
 Class C......................    10.26        2.70(f)       10,807         1.38(e)             1.25(e)          1.17(e)       --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $11.78       $ 0.01        $ 0.94        $(0.02)       $   --           $  --
 Class B......................    11.25        (0.01)         0.88            --            --              --
 Class C......................    11.26        (0.01)         0.88            --            --              --
 Class Y......................    12.12         0.09          0.93         (0.08)           --              --
 For the Year Ended October
   31, 2005
 Class A......................    10.67         0.10          1.09         (0.08)           --              --
 Class B......................    10.20        (0.02)         1.08         (0.01)           --              --
 Class C......................    10.22        (0.02)         1.07         (0.01)           --              --
 Class Y......................    10.99         0.15          1.12         (0.14)           --              --
 For the Year Ended October
   31, 2004
 Class A......................    10.08         0.03          0.57         (0.01)           --              --
 Class B......................     9.70        (0.05)         0.55            --            --              --
 Class C......................     9.71        (0.05)         0.56            --            --              --
 Class Y......................    10.36        (0.01)         0.69         (0.05)           --              --
 For the Year Ended October
   31, 2003
 Class A......................     8.43         0.02          1.63            --            --              --
 Class B......................     8.17        (0.04)         1.57            --            --              --
 Class C......................     8.18        (0.04)         1.57            --            --              --
 Class Y......................     8.63         0.08          1.65            --            --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................    10.36           --         (1.93)           --            --              --
 Class B......................    10.10        (0.11)        (1.82)           --            --              --
 Class C......................    10.11        (0.06)        (1.87)           --            --              --
 Class Y......................    10.52         0.05         (1.94)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    13.63           --         (2.75)           --         (0.52)             --
 Class B......................    13.40        (0.05)        (2.73)           --         (0.52)             --
 Class C......................    13.41        (0.06)        (2.72)           --         (0.52)             --
 Class Y......................    13.78         0.03         (2.77)           --         (0.52)             --

                                                                -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------------
                                                                         RATIO OF            RATIO OF
                                                                         EXPENSES            EXPENSES         RATIO OF
                                                                        TO AVERAGE          TO AVERAGE          NET
                                NET ASSET               NET ASSETS      NET ASSETS          NET ASSETS       INVESTMENT
                                VALUE AT                AT END OF         BEFORE               AFTER           INCOME     PORTFOLIO
                                   END        TOTAL       PERIOD        WAIVERS AND         WAIVERS AND      TO AVERAGE   TURNOVER
                                OF PERIOD   RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ---------   ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $12.71        8.05%(f)  $202,193          1.40%(e)            1.40%(e)         0.40%(e)     31%
 Class B......................    12.12        7.73(f)     38,980          2.31(e)             2.06(e)         (0.27)(e)     --
 Class C......................    12.13        7.73(f)     32,204          2.09(e)             2.09(e)         (0.30)(e)     --
 Class Y......................    13.06        8.44(f)    152,056          0.89(e)             0.89(e)          0.89(e)      --
 For the Year Ended October
   31, 2005
 Class A......................    11.78       11.19       209,721          1.41                1.40             0.81         61
 Class B......................    11.25       10.35        39,806          2.34                2.15             0.06         --
 Class C......................    11.26       10.29        33,690          2.11                2.11             0.12         --
 Class Y......................    12.12       11.62        81,582          0.90                0.90             0.97         --
 For the Year Ended October
   31, 2004
 Class A......................    10.67        5.92       241,014          1.46                1.45             0.30         62
 Class B......................    10.20        5.16        44,561          2.34                2.15            (0.41)        --
 Class C......................    10.22        5.25(i)     40,965          2.10                2.10            (0.36)        --
 Class Y......................    10.99        6.55        19,578          0.88                0.88             0.95         --
 For the Year Ended October
   31, 2003
 Class A......................    10.08       19.57       243,842          1.56                1.45             0.24         76
 Class B......................     9.70       18.73        47,888          2.30                2.15            (0.46)        --
 Class C......................     9.71       18.70        46,162          2.17                2.15            (0.46)        --
 Class Y......................    10.36       20.05           622          0.98                0.98             0.70         --
 For the Year Ended October
   31, 2002(h)
 Class A......................     8.43      (18.63)      230,545          1.57                1.45            (0.03)        89
 Class B......................     8.17      (19.11)       43,431          2.26                2.15            (1.03)        --
 Class C......................     8.18      (19.09)       44,054          2.13                2.13            (0.80)        --
 Class Y......................     8.63      (17.97)          661          0.93                0.93             0.46         --
 For the Year Ended October
   31, 2001
 Class A......................    10.36      (20.90)      239,698          1.43                1.38            (0.07)        80
 Class B......................    10.10      (21.51)       43,210          2.11                2.11            (0.80)        --
 Class C......................    10.11      (21.50)       60,409          2.09                2.09            (0.78)        --
 Class Y......................    10.52      (20.60)          440          0.96                0.96             0.34         --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Payment from affiliate was due to a change in transfer agent fee allocation methodology. Without the inclusion of the Payment from Affiliate, the total return would have been 5.24% for Class C. The net asset impact of the Payment from Affiliate was less than $0.01 for Class C.

See Notes to Financial Statements.

-------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $19.10       $0.14         $ 1.90        $(0.13)       $(0.76)          $  --
 Class B......................    18.84        0.05           1.88         (0.05)        (0.76)             --
 Class C......................    18.81        0.06           1.88         (0.06)        (0.76)             --
 Class Y......................    19.30        0.19           1.92         (0.17)        (0.76)             --
 For the Year Ended October
   31, 2005
 Class A......................    17.79        0.23           1.51         (0.24)        (0.19)             --
 Class B......................    17.56        0.08           1.48         (0.09)        (0.19)             --
 Class C......................    17.53        0.10           1.48         (0.11)        (0.19)             --
 Class Y......................    17.97        0.32           1.53         (0.33)        (0.19)             --
 For the Year Ended October
   31, 2004
 Class A......................    15.94        0.17           1.82         (0.14)           --              --
 Class B......................    15.75        0.03           1.80         (0.02)           --              --
 Class C......................    15.72        0.06           1.79         (0.04)           --              --
 Class Y......................    16.11        0.24           1.86         (0.24)           --              --
 For the Year Ended October
   31, 2003
 Class A......................    13.58        0.12           2.37         (0.13)(j)        --              --
 Class B......................    13.43        0.03           2.32         (0.03)(j)        --              --
 Class C......................    13.40        0.04           2.32         (0.04)(j)        --              --
 Class Y......................    13.73        0.19           2.40         (0.21)(j)        --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................    15.53        0.12          (1.71)        (0.12)        (0.24)             --
 Class B......................    15.37        0.02          (1.70)        (0.02)        (0.24)             --
 Class C......................    15.33        0.03          (1.69)        (0.03)        (0.24)             --
 Class Y......................    15.71        0.12          (1.65)        (0.21)        (0.24)             --
 For the Year Ended October
   31, 2001
 Class A......................    17.78        0.18          (1.49)        (0.17)        (0.77)             --
 Class B......................    17.60        0.07          (1.48)        (0.05)        (0.77)             --
 Class C......................    17.57        0.08          (1.48)        (0.07)        (0.77)             --
 Class Y......................    17.96        0.25          (1.48)        (0.25)        (0.77)             --

                                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------------
                                                                          RATIO OF           RATIO OF
                                                                          EXPENSES           EXPENSES          RATIO OF
                                                                         TO AVERAGE         TO AVERAGE           NET
                                NET ASSET               NET ASSETS       NET ASSETS         NET ASSETS        INVESTMENT
                                VALUE AT                AT END OF          BEFORE              AFTER            INCOME     PORTFOLIO
                                   END      TOTAL         PERIOD         WAIVERS AND        WAIVERS AND       TO AVERAGE    TURNOVER
                                OF PERIOD RETURN(B)      (000'S)      REIMBURSEMENTS(D)  REIMBURSEMENTS(D)    NET ASSETS     RATE(C)
                                --------- ---------     ----------    -----------------  -----------------    ----------   ---------
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $20.25      11.07%(f)  $2,394,834           1.13%(e)          1.13%(e)            1.43%(e)    15%
 Class B......................    19.96      10.60(f)      358,402           1.99(e)           1.98(e)             0.59(e)     --
 Class C......................    19.93      10.69(f)      297,142           1.86(e)           1.86(e)             0.72(e)     --
 Class Y......................    20.48      11.35(f)      124,981           0.70(e)           0.69(e)             1.87(e)     --
 For the Year Ended October
   31, 2005
 Class A......................    19.10       9.87       2,109,617           1.17              1.17                1.25        26
 Class B......................    18.84       8.92         343,650           2.01              2.01                0.41        --
 Class C......................    18.81       9.08         280,967           1.89              1.89                0.54        --
 Class Y......................    19.30      10.36         114,777           0.73              0.73                1.64        --
 For the Year Ended October
   31, 2004
 Class A......................    17.79      12.53(i)    1,838,567           1.23              1.23                0.96        25
 Class B......................    17.56      11.62         319,512           2.04              2.04                0.16        --
 Class C......................    17.53      11.76(i)      277,706           1.90              1.90                0.29        --
 Class Y......................    17.97      13.06          69,088           0.75              0.75                1.44        --
 For the Year Ended October
   31, 2003
 Class A......................    15.94      18.42       1,296,982           1.41              1.40                0.88        31
 Class B......................    15.75      17.52         257,856           2.14              2.13                0.16        --
 Class C......................    15.72      17.67         230,348           2.02              2.02                0.27        --
 Class Y......................    16.11      19.03          42,107           0.81              0.81                1.44        --
 For the Year Ended October
   31, 2002(h)
 Class A......................    13.58     (10.64)        808,633           1.46              1.40                0.78        33
 Class B......................    13.43     (11.15)        185,731           2.13              2.10                0.08        --
 Class C......................    13.40     (11.08)        164,260           2.02              2.02                0.15        --
 Class Y......................    13.73     (10.00)         14,790           0.82              0.82                1.36        --
 For the Year Ended October
   31, 2001
 Class A......................    15.53      (7.67)        521,543           1.36              1.31                1.06        55
 Class B......................    15.37      (8.34)        150,592           2.03              2.03                0.34        --
 Class C......................    15.33      (8.33)        117,108           2.03              2.03                0.35        --
 Class Y......................    15.71      (7.20)         26,326           0.82              0.82                1.55        --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Payment from affiliate was due to a change in transfer agent fee allocation methodology. Without the inclusion of the Payment from Affiliate, the total return would have been 12.47% and 11.72% for Classes A and C, respectively. The net asset impact of the Payment from Affiliate was $0.01 and $0.01 for Classes A and C, respectively.
(j)  This includes a tax return of capital of less than $0.01.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD EQUITY INCOME
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $12.09       $ 0.13        $1.20         $(0.15)       $(0.03)          $  --
 Class B......................    12.07         0.09         1.18          (0.10)        (0.03)             --
 Class C......................    12.08         0.09         1.19          (0.11)        (0.03)             --
 Class Y......................    12.15         0.15         1.21          (0.18)        (0.03)             --
 For the Year Ended October
   31, 2005
 Class A......................    11.28         0.27         0.82          (0.26)        (0.02)             --
 Class B......................    11.26         0.17         0.82          (0.16)        (0.02)             --
 Class C......................    11.27         0.20         0.81          (0.18)        (0.02)             --
 Class Y......................    11.33         0.32         0.83          (0.31)        (0.02)             --
 For the Year Ended October
   31, 2004
 Class A......................    10.37         0.21         0.90          (0.20)           --              --
 Class B......................    10.36         0.13         0.89          (0.12)           --              --
 Class C......................    10.36         0.15         0.89          (0.13)           --              --
 Class Y......................    10.39         0.24         0.95          (0.25)           --              --
 From inception August 28,
   2003, through October 31,
   2003
 Class A......................    10.00         0.02         0.35             --            --              --
 Class B......................    10.00         0.01         0.35             --            --              --
 Class C......................    10.00         0.01         0.35             --            --              --
 Class Y......................    10.00         0.04         0.35             --            --              --
THE HARTFORD FLOATING RATE
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    10.09         0.29         0.07          (0.30)           --              --
 Class B......................    10.08         0.25         0.06          (0.25)           --              --
 Class C......................    10.08         0.25         0.07          (0.26)           --              --
 Class Y......................    10.08         0.30         0.07          (0.31)           --              --
 From (commencement of
   operations) April 29, 2005,
   through October 31, 2005
 Class A......................    10.00         0.22         0.08          (0.21)           --              --
 Class B......................    10.00         0.19         0.08          (0.19)           --              --
 Class C......................    10.00         0.18         0.09          (0.19)           --              --
 Class Y......................    10.00         0.23         0.08          (0.23)           --              --

                                                                -- RATIOS AND SUPPLEMENTAL DATA --
                                --------------------------------------------------------------------------------------------------
                                                                            RATIO OF          RATIO OF
                                                                            EXPENSES          EXPENSES        RATIO OF
                                                                           TO AVERAGE        TO AVERAGE         NET
                                NET ASSET                    NET ASSETS    NET ASSETS        NET ASSETS      INVESTMENT
                                VALUE AT                     AT END OF       BEFORE             AFTER          INCOME    PORTFOLIO
                                 END OF       TOTAL            PERIOD      WAIVERS AND       WAIVERS AND     TO AVERAGE  TURNOVER
                                 PERIOD     RETURN(B)         (000'S)   REIMBURSEMENTS(D) REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------   ---------        ---------- ----------------- -----------------  ----------  ---------
THE HARTFORD EQUITY INCOME
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $13.24        11.13%(f)      $446,339        1.32%(e)          1.02%(e)        2.15%(e)      9%
 Class B......................    13.21        10.60(f)         37,433        2.16(e)           1.86(e)         1.31(e)      --
 Class C......................    13.22        10.67(f)         54,077        2.02(e)           1.72(e)         1.46(e)      --
 Class Y......................    13.30        11.31(f)          1,215        0.89(e)           0.59(e)         2.55(e)      --
 For the Year Ended October
   31, 2005
 Class A......................    12.09         9.74           379,604        1.34              0.51            2.41         23
 Class B......................    12.07         8.84            33,989        2.18              1.38            1.53         --
 Class C......................    12.08         9.00            53,435        2.03              1.23            1.70         --
 Class Y......................    12.15        10.22               784        0.91              0.11            2.79         --
 For the Year Ended October
   31, 2004
 Class A......................    11.28        10.82           211,826        1.40              0.56            2.26         22
 Class B......................    11.26         9.93            18,438        2.20              1.37            1.46         --
 Class C......................    11.27        10.12            44,043        2.02              1.19            1.64         --
 Class Y......................    11.33        11.53               375        0.91              0.11            2.73         --
 From inception August 28,
   2003, through October 31,
   2003
 Class A......................    10.37         3.70(f)         26,649        1.53(e)           0.73(e)         1.81(e)       1
 Class B......................    10.36         3.60(f)          2,421        2.27(e)           1.47(e)         1.10(e)      --
 Class C......................    10.36         3.60(f)          7,639        2.15(e)           1.35(e)         1.23(e)      --
 Class Y......................    10.39         3.90(f)            104        0.93(e)           0.13(e)         2.17(e)      --
THE HARTFORD FLOATING RATE
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    10.15         3.57(f)        693,043        1.01(e)           0.38(e)         6.18(e)      17
 Class B......................    10.14         3.16(f)         19,170        1.87(e)           1.24(e)         5.29(e)      --
 Class C......................    10.14         3.18(f)        347,906        1.79(e)           1.16(e)         5.39(e)      --
 Class Y......................    10.14         3.73(f)         49,509        0.71(e)           0.08(e)         6.50(e)      --
 From (commencement of
   operations) April 29, 2005,
   through October 31, 2005
 Class A......................    10.09         3.06(f)        169,485        1.03(e)           0.29(e)         5.68(e)      15
 Class B......................    10.08         2.66(f)          5,659        1.89(e)           1.04(e)         4.91(e)      --
 Class C......................    10.08         2.67(f)         92,710        1.79(e)           1.02(e)         5.03(e)      --
 Class Y......................    10.08         3.10(f)         10,062        0.73(e)           0.01(e)         6.06(e)      --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Payment from affiliate was due to a change in transfer agent fee allocation methodology. Without the inclusion of the Payment from Affiliate, the total return would have been 2.21%, 1.48% and 1.53% for Classes A, B and C, respectively. The net asset impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET       REALIZE      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD FOCUS FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $10.26       $ 0.01        $ 0.75        $(0.07)        $  --           $  --
 Class B......................     9.94        (0.02)         0.71            --            --              --
 Class C......................     9.94        (0.03)         0.73            --            --              --
 Class Y......................    10.44         0.04          0.75         (0.11)           --              --
 For the Year Ended October
   31, 2005
 Class A......................     9.14         0.08          1.04            --            --              --
 Class B......................     8.92        (0.01)         1.03            --            --              --
 Class C......................     8.92        (0.01)         1.03            --            --              --
 Class Y......................     9.28         0.13          1.06         (0.03)           --              --
 For the Year Ended October
   31, 2004
 Class A......................     8.94        (0.02)         0.22            --            --              --
 Class B......................     8.79        (0.10)         0.23            --            --              --
 Class C......................     8.78        (0.09)         0.23            --            --              --
 Class Y......................     9.04         0.03          0.21            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................     7.32        (0.02)         1.64            --            --              --
 Class B......................     7.25        (0.08)         1.62            --            --              --
 Class C......................     7.24        (0.08)         1.62            --            --              --
 Class Y......................     7.37         0.01          1.66            --            --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................     8.82        (0.05)        (1.45)           --            --              --
 Class B......................     8.79        (0.12)        (1.42)           --            --              --
 Class C......................     8.79        (0.12)        (1.43)           --            --              --
 Class Y......................     8.83           --         (1.46)           --            --              --
 From inception May 24, 2001,
   through October 31, 2001
 Class A......................    10.00        (0.01)        (1.17)           --            --              --
 Class B......................    10.00        (0.03)        (1.18)           --            --              --
 Class C......................    10.00        (0.04)        (1.17)           --            --              --
 Class Y......................    10.00         0.01         (1.18)           --            --              --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                 END OF      TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                 PERIOD    RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD FOCUS FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $10.95       7.38%(f)  $47,813         1.66%(e)           1.50%(e)        0.26%(e)     74%
 Class B......................    10.63       6.94(f)   15,067          2.45(e)            2.25(e)        (0.48)(e)     --
 Class C......................    10.64       7.04(f)   15,283          2.37(e)            2.25(e)        (0.50)(e)     --
 Class Y......................    11.12       7.60(f)      484          1.16(e)            1.06(e)         0.69(e)      --
 For the Year Ended October
   31, 2005
 Class A......................    10.26      12.31      50,067          1.65               1.60            0.68        112
 Class B......................     9.94      11.44      15,156          2.45               2.35           (0.09)        --
 Class C......................     9.94      11.44      16,737          2.36               2.35           (0.05)        --
 Class Y......................    10.44      12.86         473          1.16               1.16            1.27         --
 For the Year Ended October
   31, 2004
 Class A......................     9.14       2.24(i)   67,212          1.62               1.62           (0.25)       104
 Class B......................     8.92       1.48(i)   18,610          2.36               2.35           (0.98)        --
 Class C......................     8.92       1.59(i)   23,901          2.28               2.28           (0.91)        --
 Class Y......................     9.28       2.65         815          1.11               1.11            0.27         --
 For the Year Ended October
   31, 2003
 Class A......................     8.94      22.13      70,002          1.76               1.65           (0.29)       138
 Class B......................     8.79      21.24      21,058          2.49               2.35           (1.00)        --
 Class C......................     8.78      21.27      27,158          2.36               2.35           (0.99)        --
 Class Y......................     9.04      22.66         719          1.17               1.17            0.17         --
 For the Year Ended October
   31, 2002(h)
 Class A......................     7.32     (17.01)     66,432          1.76               1.65           (0.53)       215
 Class B......................     7.25     (17.52)     18,862          2.43               2.35           (1.23)        --
 Class C......................     7.24     (17.63)     25,847          2.34               2.34           (1.22)        --
 Class Y......................     7.37     (16.54)        509          1.14               1.14            0.09         --
 From inception May 24, 2001,
   through October 31, 2001
 Class A......................     8.82     (11.80)(f)   66,970         1.68(e)            1.63(e)        (0.18)(e)    109
 Class B......................     8.79     (12.10)(f)   18,524         2.35(e)            2.35(e)        (0.89)(e)     --
 Class C......................     8.79     (12.10)(f)   24,142         2.35(e)            2.35(e)        (0.89)(e)     --
 Class Y......................     8.83     (11.70)(f)        9         1.20(e)            1.20(e)         0.25(e)      --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Payment from affiliate was due to a change in transfer agent fee allocation methodology. Without the inclusion of the Payment from Affiliate, the total return would have been 2.21%, 1.48% and 1.53% for Classes A, B and C, respectively. The net asset impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                        -- SELECTED PER-SHARE DATA(A) --
                                --------------------------------------------------------------------------------
                                                       NET REALIZED
                                                           AND                     DISTRIBUTIONS
                                NET ASSET    NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT  INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING   INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD   (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                --------- ----------   ------------   ----------   -------------   -------------
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $ 7.12     $ 0.05        $ 0.93        $(0.10)        $  --           $  --
 Class B......................     6.92       0.03          0.90         (0.07)           --              --
 Class C......................     6.91       0.02          0.90         (0.05)           --              --
 Class Y......................     7.27       0.06          0.95         (0.13)           --              --
 For the Year Ended October
   31, 2005
 Class A......................     5.48       0.09          1.60         (0.05)           --              --
 Class B......................     5.34       0.05          1.55         (0.02)           --              --
 Class C......................     5.33       0.05          1.55         (0.02)           --              --
 Class Y......................     5.60       0.02          1.73         (0.08)           --              --
 For the Year Ended October
   31, 2004(h)
 Class A......................     4.67       0.06          0.75            --            --              --
 Class B......................     4.58       0.02          0.74            --            --              --
 Class C......................     4.57       0.02          0.74            --            --              --
 Class Y......................     4.74       0.09          0.77            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................     3.24      (0.01)         1.44            --            --              --
 Class B......................     3.19      (0.03)         1.42            --            --              --
 Class C......................     3.19      (0.03)         1.41            --            --              --
 Class Y......................     3.26       0.01          1.47            --            --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................     4.57         --         (1.33)           --            --              --
 Class B......................     4.54      (0.04)        (1.31)           --            --              --
 Class C......................     4.54      (0.04)        (1.31)           --            --              --
 Class Y......................     4.60         --         (1.34)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    10.00      (0.02)        (5.41)           --            --              --
 Class B......................    10.00      (0.05)        (5.41)           --            --              --
 Class C......................    10.00      (0.05)        (5.41)           --            --              --
 Class Y......................    10.00         --         (5.40)           --            --              --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                 END OF      TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                 PERIOD    RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................    $8.00      13.89%(f)  $27,018         1.81%(e)           1.15%(e)        1.22%(e)     37%
 Class B......................     7.78      13.49(f)    4,448          2.81(e)            1.72(e)         0.69(e)      --
 Class C......................     7.78      13.45(f)    4,690          2.64(e)            1.91(e)         0.44(e)      --
 Class Y......................     8.15      14.02(f)      929          1.31(e)            0.75(e)         1.57(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     7.12      31.01      15,986          2.01               1.51            1.75         45
 Class B......................     6.92      29.92       2,815          3.22               2.26            1.02         --
 Class C......................     6.91      29.97       2,765          2.94               2.25            1.08         --
 Class Y......................     7.27      31.36         638          1.36               1.06            2.10         --
 For the Year Ended October
   31, 2004(h)
 Class A......................     5.48      17.34       8,929          1.93               1.65            1.08         85
 Class B......................     5.34      16.59       1,482          3.32               2.35            0.37         --
 Class C......................     5.33      16.63       1,306          2.97               2.35            0.43         --
 Class Y......................     5.60      18.14         170          1.30               1.20            1.69         --
 For the Year Ended October
   31, 2003
 Class A......................     4.67      44.14       6,419          1.95               1.65           (0.08)       100
 Class B......................     4.58      43.57       1,555          2.68               2.35           (0.79)        --
 Class C......................     4.57      43.26       1,305          2.55               2.35           (0.77)        --
 Class Y......................     4.74      45.40         724          1.35               1.20            0.38         --
 For the Year Ended October
   31, 2002(h)
 Class A......................     3.24     (29.10)      3,506          2.03               1.65           (0.10)        84
 Class B......................     3.19     (29.74)        846          2.70               2.35           (0.80)        --
 Class C......................     3.19     (29.74)        736          2.57               2.35           (0.78)        --
 Class Y......................     3.26     (29.13)        481          1.27               1.20            0.40         --
 For the Year Ended October
   31, 2001
 Class A......................     4.57     (54.30)      4,050          1.73               1.66           (0.42)        84
 Class B......................     4.54     (54.60)        832          2.46               2.36           (1.12)        --
 Class C......................     4.54     (54.60)        875          2.44               2.36           (1.12)        --
 Class Y......................     4.60     (54.00)        460          1.20               1.20            0.03         --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GLOBAL FINANCIAL
 SERVICES FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $11.60       $ 0.07        $ 2.09        $(0.11)        $  --           $  --
 Class B......................    11.39         0.05          2.03         (0.04)           --              --
 Class C......................    11.39         0.03          2.04         (0.03)           --              --
 Class Y......................    11.73         0.10          2.10         (0.16)           --              --
 For the Year Ended October
   31, 2005
 Class A......................    10.44         0.11          1.18         (0.13)           --              --
 Class B......................    10.26         0.01          1.18         (0.06)           --              --
 Class C......................    10.26         0.02          1.17         (0.06)           --              --
 Class Y......................    10.55         0.12          1.24         (0.18)           --              --
 For the Year Ended October
   31, 2004(h)
 Class A......................     9.71         0.12          0.69         (0.08)           --              --
 Class B......................     9.55         0.05          0.69         (0.03)           --              --
 Class C......................     9.55         0.05          0.69         (0.03)           --              --
 Class Y......................     9.79         0.17          0.71         (0.12)           --              --
 For the Year Ended October
   31, 2003
 Class A......................     8.03         0.07          1.65         (0.04)           --              --
 Class B......................     7.92         0.02          1.61            --            --              --
 Class C......................     7.92         0.02          1.61            --            --              --
 Class Y......................     8.10         0.13          1.64         (0.08)           --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................     9.37         0.04         (1.38)           --            --              --
 Class B......................     9.30        (0.02)        (1.36)           --            --              --
 Class C......................     9.30        (0.02)        (1.36)           --            --              --
 Class Y......................     9.41         0.08         (1.39)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    10.00         0.02         (0.65)           --            --              --
 Class B......................    10.00        (0.03)        (0.67)           --            --              --
 Class C......................    10.00        (0.03)        (0.67)           --            --              --
 Class Y......................    10.00         0.07         (0.66)           --            --              --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END       TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD  RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD GLOBAL FINANCIAL
 SERVICES FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $13.65      18.73%(f)  $17,153         1.84%(e)           1.15%(e)        1.16%(e)     14%
 Class B......................    13.43      18.33(f)    3,737          2.84(e)            1.79(e)         0.49(e)      --
 Class C......................    13.43      18.23(f)    3,358          2.72(e)            1.89(e)         0.44(e)      --
 Class Y......................    13.77      18.87(f)      888          1.37(e)            0.75(e)         1.54(e)      --
 For the Year Ended October
   31, 2005
 Class A......................    11.60      12.39      13,958          1.88               1.51            0.91         33
 Class B......................    11.39      11.58       3,147          2.91               2.28            0.15         --
 Class C......................    11.39      11.58       2,769          2.77               2.27            0.16         --
 Class Y......................    11.73      12.91         773          1.36               1.09            1.30         --
 For the Year Ended October
   31, 2004(h)
 Class A......................    10.44       8.42      12,910          1.78               1.65            1.17         85
 Class B......................    10.26       7.71       3,043          2.80               2.35            0.44         --
 Class C......................    10.26       7.71       2,459          2.68               2.35            0.44         --
 Class Y......................    10.55       9.06         642          1.27               1.20            1.54         --
 For the Year Ended October
   31, 2003
 Class A......................     9.71      21.48      12,652          1.90               1.65            0.93         93
 Class B......................     9.55      20.58       3,681          2.62               2.35            0.22         --
 Class C......................     9.55      20.58       3,197          2.50               2.35            0.23         --
 Class Y......................     9.79      22.01       1,580          1.31               1.20            1.38         --
 For the Year Ended October
   31, 2002(h)
 Class A......................     8.03     (14.30)      9,739          1.98               1.65            0.51         76
 Class B......................     7.92     (14.84)      2,755          2.68               2.35           (0.20)        --
 Class C......................     7.92     (14.84)      2,548          2.54               2.35           (0.20)        --
 Class Y......................     8.10     (13.92)      1,435          1.25               1.20            0.96         --
 For the Year Ended October
   31, 2001
 Class A......................     9.37      (6.30)      9,946          1.89               1.70            0.25        115
 Class B......................     9.30      (7.00)      2,052          2.61               2.40           (0.45)        --
 Class C......................     9.30      (7.00)      2,053          2.60               2.40           (0.45)        --
 Class Y......................     9.41      (5.90)        941          1.35               1.24            0.70         --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $16.50       $(0.05)       $ 1.42        $  --         $(1.00)          $  --
 Class B......................    15.81        (0.10)         1.35           --          (1.00)             --
 Class C......................    15.81        (0.10)         1.35           --          (1.00)             --
 Class Y......................    17.05        (0.01)         1.47           --          (1.00)             --
 For the Year Ended October
   31, 2005
 Class A......................    15.00        (0.08)         2.35           --          (0.77)             --
 Class B......................    14.50        (0.20)         2.28           --          (0.77)             --
 Class C......................    14.51        (0.19)         2.26           --          (0.77)             --
 Class Y......................    15.41        (0.01)         2.42           --          (0.77)             --
 For the Year Ended October
   31, 2004
 Class A......................    13.80        (0.10)         1.36           --          (0.06)             --
 Class B......................    13.43        (0.20)         1.33           --          (0.06)             --
 Class C......................    13.44        (0.20)         1.33           --          (0.06)             --
 Class Y......................    14.09        (0.02)         1.40           --          (0.06)             --
 For the Year Ended October
   31, 2003
 Class A......................    11.42        (0.07)         2.75           --          (0.30)             --
 Class B......................    11.20        (0.15)         2.68           --          (0.30)             --
 Class C......................    11.21        (0.15)         2.68           --          (0.30)             --
 Class Y......................    11.61        (0.02)         2.80           --          (0.30)             --
 For the Year Ended October
   31, 2002(h)
 Class A......................    13.47        (0.09)        (1.68)          --          (0.28)             --
 Class B......................    13.31        (0.18)        (1.65)          --          (0.28)             --
 Class C......................    13.32        (0.18)        (1.65)          --          (0.28)             --
 Class Y......................    13.58        (0.02)        (1.67)          --          (0.28)             --
 For the Year Ended October
   31, 2001
 Class A......................    13.86        (0.06)         0.23           --          (0.56)             --
 Class B......................    13.81        (0.12)         0.18           --          (0.56)             --
 Class C......................    13.81        (0.13)         0.20           --          (0.56)             --
 Class Y......................    13.89        (0.01)         0.26           --          (0.56)             --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END       TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD  RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $16.87       8.71%(f)  $245,848        1.65%(e)           1.58%(e)       (0.59%)(e)     13%
 Class B......................    16.06       8.30(f)    76,671         2.47(e)            2.26(e)        (1.28)(e)     --
 Class C......................    16.06       8.30(f)    83,955         2.32(e)            2.32(e)        (1.33)(e)     --
 Class Y......................    17.51       8.97(f)   185,097         1.08(e)            1.08(e)        (0.10)(e)     --
 For the Year Ended October
   31, 2005
 Class A......................    16.50      15.67      209,835         1.71               1.60           (0.55)        50
 Class B......................    15.81      14.86       71,204         2.52               2.35           (1.30)        --
 Class C......................    15.81      14.78       72,546         2.36               2.35           (1.30)        --
 Class Y......................    17.05      16.19      169,698         1.08               1.08           (0.12)        --
 For the Year Ended October
   31, 2004
 Class A......................    15.00       9.21      170,672         1.81               1.65           (0.68)        41
 Class B......................    14.50       8.49       66,035         2.55               2.35           (1.38)        --
 Class C......................    14.51       8.49       61,390         2.37               2.35           (1.38)        --
 Class Y......................    15.41       9.88        1,299         1.12               1.12           (0.14)        --
 For the Year Ended October
   31, 2003
 Class A......................    13.80      24.02      126,630         1.76               1.65           (0.62)        37
 Class B......................    13.43      23.13       56,378         2.49               2.35           (1.31)        --
 Class C......................    13.44      23.11       51,606         2.36               2.35           (1.31)        --
 Class Y......................    14.09      24.50        1,095         1.19               1.19           (0.15)        --
 For the Year Ended October
   31, 2002(h)
 Class A......................    11.42     (13.43)     101,881         1.79               1.65           (0.70)        63
 Class B......................    11.20     (14.05)      45,659         2.48               2.35           (1.40)        --
 Class C......................    11.21     (14.08)      43,042         2.35               2.35           (1.40)        --
 Class Y......................    11.61     (12.68)         881         1.17               1.17           (0.22)        --
 For the Year Ended October
   31, 2001
 Class A......................    13.47       1.18       98,971         1.67               1.62           (0.61)        58
 Class B......................    13.31       0.36       42,578         2.36               2.35           (1.33)        --
 Class C......................    13.32       0.43       44,306         2.33               2.33           (1.31)        --
 Class Y......................    13.58       1.78        4,340         1.12               1.12           (0.11)        --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $16.80       $(0.03)       $ 3.14        $(0.02)       $(0.19)         $   --
 Class B......................    15.93        (0.09)         2.97            --         (0.19)             --
 Class C......................    16.01        (0.09)         2.98            --         (0.19)             --
 Class Y......................    17.46         0.02          3.26         (0.10)        (0.19)             --
 For the Year Ended October
   31, 2005
 Class A......................    16.49         0.08          0.23            --            --              --
 Class B......................    15.77        (0.08)         0.24            --            --              --
 Class C......................    15.84        (0.06)         0.23            --            --              --
 Class Y......................    17.06         0.13          0.27            --            --              --
 For the Year Ended October
   31, 2004
 Class A......................    13.96        (0.06)         2.59            --            --              --
 Class B......................    13.45        (0.17)         2.49            --            --              --
 Class C......................    13.49        (0.15)         2.50            --            --              --
 Class Y......................    14.34         0.03          2.69            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................    11.21        (0.03)         2.78            --            --              --
 Class B......................    10.88        (0.12)         2.69            --            --              --
 Class C......................    10.90        (0.11)         2.70            --            --              --
 Class Y......................    11.45         0.03          2.86            --            --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................    12.83         0.02         (1.64)           --            --              --
 Class B......................    12.54        (0.07)        (1.59)           --            --              --
 Class C......................    12.55        (0.06)        (1.59)           --            --              --
 Class Y......................    13.03         0.05         (1.63)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    17.55         0.01         (4.54)           --         (0.18)          (0.01)
 Class B......................    17.29        (0.08)        (4.48)           --         (0.18)          (0.01)
 Class C......................    17.30        (0.10)        (4.46)           --         (0.18)          (0.01)
 Class Y......................    17.73         0.08         (4.59)           --         (0.18)          (0.01)

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END       TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD  RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $19.70      18.69%(f)  $456,267        1.54%(e)           1.46%(e)       (0.33%)(e)     74%
 Class B......................    18.62      18.28(f)    83,789         2.46(e)            2.16(e)        (1.03)(e)     --
 Class C......................    18.71      18.25(f)    74,900         2.21(e)            2.21(e)        (1.09)(e)     --
 Class Y......................    20.45      19.05(f)   129,617         0.95(e)            0.95(e)         0.24(e)      --
 For the Year Ended October
   31, 2005
 Class A......................    16.80       1.88      419,648         1.58               1.48            0.41        270
 Class B......................    15.93       1.02       78,986         2.51               2.35           (0.45)        --
 Class C......................    16.01       1.07       71,623         2.25               2.25           (0.34)        --
 Class Y......................    17.46       2.34       83,896         0.97               0.97            0.87         --
 For the Year Ended October
   31, 2004
 Class A......................    16.49      18.12      466,013         1.62               1.62           (0.36)       271
 Class B......................    15.77      17.25       90,179         2.52               2.35           (1.09)        --
 Class C......................    15.84      17.42       87,518         2.24               2.24           (0.98)        --
 Class Y......................    17.06      18.97       58,791         0.93               0.93            0.31         --
 For the Year Ended October
   31, 2003
 Class A......................    13.96      24.53      464,610         1.62               1.61           (0.29)       320
 Class B......................    13.45      23.62       78,923         2.36               2.35           (1.01)        --
 Class C......................    13.49      23.76       78,303         2.23               2.23           (0.89)        --
 Class Y......................    14.34      25.24       19,043         1.00               1.00            0.28         --
 For the Year Ended October
   31, 2002(h)
 Class A......................    11.21     (12.63)     354,407         1.66               1.61            0.24        323
 Class B......................    10.88     (13.24)      70,280         2.33               2.33           (0.48)        --
 Class C......................    10.90     (13.15)      75,174         2.21               2.21           (0.36)        --
 Class Y......................    11.45     (12.13)       6,167         1.00               1.00            0.84         --
 For the Year Ended October
   31, 2001
 Class A......................    12.83     (26.07)     247,094         1.53               1.48            0.08        382
 Class B......................    12.54     (26.64)      62,973         2.23               2.23           (0.66)        --
 Class C......................    12.55     (26.62)     103,574         2.19               2.19           (0.63)        --
 Class Y......................    13.03     (25.68)       7,908         0.98               0.98            0.58         --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $ 4.97       $(0.04)       $ 0.86        $   --        $   --            $--
 Class B......................     4.77        (0.07)         0.84            --            --            --
 Class C......................     4.77        (0.08)         0.85            --            --            --
 Class Y......................     5.09        (0.03)         0.88            --            --            --
 For the Year Ended October
   31, 2005
 Class A......................     4.42           --          0.55            --            --            --
 Class B......................     4.28        (0.04)         0.53            --            --            --
 Class C......................     4.28        (0.04)         0.53            --            --            --
 Class Y......................     4.51         0.03          0.55            --            --            --
 For the Year Ended October
   31, 2004
 Class A......................     4.68        (0.07)        (0.19)           --            --            --
 Class B......................     4.56        (0.10)        (0.18)           --            --            --
 Class C......................     4.56        (0.11)        (0.17)           --            --            --
 Class Y......................     4.75        (0.04)        (0.20)           --            --            --
 For the Year Ended October
   31, 2003
 Class A......................     2.98        (0.04)         1.74            --            --            --
 Class B......................     2.92        (0.06)         1.70            --            --            --
 Class C......................     2.92        (0.06)         1.70            --            --            --
 Class Y......................     3.01        (0.03)         1.77            --            --            --
 For the Year Ended October
   31, 2002(f)
 Class A......................     4.01        (0.12)        (0.91)           --            --            --
 Class B......................     3.96        (0.18)        (0.86)           --            --            --
 Class C......................     3.97        (0.19)        (0.86)           --            --            --
 Class Y......................     4.04        (0.14)        (0.89)           --            --            --
 For the Year Ended October
   31, 2001
 Class A......................     8.72        (0.08)        (4.55)           --         (0.08)           --
 Class B......................     8.68        (0.11)        (4.53)           --         (0.08)           --
 Class C......................     8.68        (0.11)        (4.52)           --         (0.08)           --
 Class Y......................     8.73        (0.04)        (4.57)           --         (0.08)           --
THE HARTFORD GROWTH ALLOCATION
 FUND(G)
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    11.27         0.11          1.28         (0.12)        (0.01)           --
 Class B......................    11.19         0.05          1.31         (0.06)        (0.01)           --
 Class C......................    11.19         0.05          1.30         (0.06)        (0.01)           --
 For the Year Ended October
   31, 2005
 Class A......................    10.36         0.05          0.89         (0.03)           --            --
 Class B......................    10.34        (0.01)         0.87         (0.01)           --            --
 Class C......................    10.33        (0.01)         0.88         (0.01)           --            --
 From (commencement of
   operations) May 28, 2004,
   through October 31, 2004
 Class A......................    10.00           --          0.36            --            --            --
 Class B......................    10.00        (0.01)         0.35            --            --            --
 Class C......................    10.00        (0.01)         0.34            --            --            --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................    $ 5.79       16.50%(f)  $ 36,348       2.07%(e)           1.32%(e)       (0.75%)(e)     67%
 Class B......................      5.54       16.14(f)    14,243        2.93(e)            1.97(e)        (1.40)(e)     --
 Class C......................      5.54       16.14(f)    12,426        2.68(e)            2.20(e)        (1.63)(e)     --
 Class Y......................      5.94       16.70(f)     1,202        1.23(e)            1.20(e)        (0.63)(e)     --
 For the Year Ended October
   31, 2005
 Class A......................      4.97       12.44      27,620         2.22               1.60              --        132
 Class B......................      4.77       11.45      12,409         3.05               2.35           (0.79)        --
 Class C......................      4.77       11.45      10,712         2.75               2.35           (0.65)        --
 Class Y......................      5.09       12.86         938         1.22               1.20            0.58         --
 For the Year Ended October
   31, 2004
 Class A......................      4.42       (5.56)     31,418         2.14               1.65           (1.37)       165
 Class B......................      4.28       (6.14)     12,978         2.96               2.35           (2.07)        --
 Class C......................      4.28       (6.14)     13,891         2.62               2.35           (2.07)        --
 Class Y......................      4.51       (5.05)      1,186         1.15               1.15           (0.85)        --
 For the Year Ended October
   31, 2003
 Class A......................      4.68       57.05      32,388         1.77               1.65           (1.28)       163
 Class B......................      4.56       56.16      13,991         2.50               2.35           (1.98)        --
 Class C......................      4.56       56.16      16,513         2.37               2.35           (1.99)        --
 Class Y......................      4.75       57.81         886         1.18               1.18           (0.82)        --
 For the Year Ended October
   31, 2002(f)
 Class A......................      2.98      (25.69)     18,321         1.86               1.65           (1.44)       174
 Class B......................      2.92      (26.26)      8,170         2.54               2.35           (2.14)        --
 Class C......................      2.92      (26.45)      9,560         2.39               2.35           (2.15)        --
 Class Y......................      3.01      (25.50)        512         1.15               1.15           (0.97)        --
 For the Year Ended October
   31, 2001
 Class A......................      4.01      (53.56)     24,824         1.71               1.66           (1.24)       253
 Class B......................      3.96      (53.93)     10,962         2.43               2.36           (1.94)        --
 Class C......................      3.97      (53.81)     15,581         2.37               2.36           (1.94)        --
 Class Y......................      4.04      (53.27)      4,602         1.13               1.13           (0.71)        --
THE HARTFORD GROWTH ALLOCATION
 FUND(G)
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................     12.53       12.47(f)   309,262        0.69(e)            0.66(e)         1.58(e)      15
 Class B......................     12.48       12.15(f)    95,431        1.51(e)            1.31(e)         0.92(e)      --
 Class C......................     12.47       12.06(f)   148,188        1.44(e)            1.31(e)         0.97(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     11.27        9.12     205,331         0.72               0.64            0.42          1
 Class B......................     11.19        8.37      65,739         1.53               1.29           (0.23)        --
 Class C......................     11.19        8.47     100,339         1.47               1.29           (0.23)        --
 From (commencement of
   operations) May 28, 2004,
   through October 31, 2004
 Class A......................     10.36        3.60(f)    43,279        0.72(e)            0.63(e)         0.13(e)      --
 Class B......................     10.34        3.40(f)    14,177        1.52(e)            1.28(e)        (0.53)(e)     --
 Class C......................     10.33        3.30(f)    21,221        1.44(e)            1.28(e)        (0.52)(e)     --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GROWTH FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $17.32       $(0.03)       $ 1.79        $  --         $   --           $  --
 Class B......................    15.38        (0.09)         1.59           --             --              --
 Class C......................    15.40        (0.08)         1.59           --             --              --
 Class H......................    15.53        (0.07)         1.60           --             --              --
 Class L......................    17.50           --          1.80           --             --              --
 Class M......................    15.51        (0.07)         1.60           --             --              --
 Class N......................    15.51        (0.07)         1.60           --             --              --
 Class Y......................    17.65         0.01          1.82           --             --              --
 For the Year Ended October
   31, 2005
 Class A......................    16.19        (0.04)         1.17           --             --              --
 Class B......................    14.49        (0.15)         1.04           --             --              --
 Class C......................    14.50        (0.13)         1.03           --             --              --
 Class H......................    14.59        (0.12)         1.06           --             --              --
 Class L......................    16.32         0.01          1.17           --             --              --
 Class M......................    14.57        (0.11)         1.05           --             --              --
 Class N......................    14.57        (0.11)         1.05           --             --              --
 Class Y......................    16.42         0.01          1.22           --             --              --
 For the Year Ended October
   31, 2004
 Class A......................    15.19        (0.08)         1.08           --             --              --
 Class B......................    13.70        (0.15)         0.94           --             --              --
 Class C......................    13.70        (0.12)         0.92           --             --              --
 Class H......................    13.74        (0.20)         1.05           --             --              --
 Class L......................    15.26        (0.08)         1.14           --             --              --
 Class M......................    13.72        (0.19)         1.04           --             --              --
 Class N......................    13.72        (0.19)         1.04           --             --              --
 Class Y......................    15.31           --          1.11           --             --              --
 For the Year Ended October
   31, 2003
 Class A......................    11.90        (0.03)         3.32           --             --              --
 Class B......................    10.80        (0.07)         2.97           --             --              --
 Class C......................    10.80        (0.07)         2.97           --             --              --
 Class H......................    10.81        (0.14)         3.07           --             --              --
 Class L......................    11.91        (0.05)         3.40           --             --              --
 Class M......................    10.80        (0.14)         3.06           --             --              --
 Class N......................    10.80        (0.14)         3.06           --             --              --
 Class Y......................    11.94        (0.03)         3.40           --             --              --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    14.57        (0.02)        (2.65)          --             --              --
 Class B......................    13.28        (0.04)        (2.44)          --             --              --
 Class C......................    13.28        (0.04)        (2.44)          --             --              --
 Class Y......................    14.57           --         (2.63)          --             --              --
 For the Year Ended October
   31, 2002
 Class H......................    13.02        (0.23)        (1.98)          --             --              --
 Class L......................    14.23        (0.03)        (2.29)          --             --              --
 Class M......................    13.00        (0.16)        (2.04)          --             --              --
 Class N......................    13.00        (0.26)        (1.94)          --             --              --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................    13.83        (0.03)        (0.78)          --             --              --
 Class L......................    15.09        (0.01)        (0.85)          --             --              --
 Class M......................    13.81        (0.03)        (0.78)          --             --              --
 Class N......................    13.81        (0.03)        (0.78)          --             --              --
 For the Year Ended August 31,
   2001
 Class H......................    22.30        (0.21)        (4.94)          --          (3.32)             --
 Class L......................    23.85        (0.05)        (5.39)          --          (3.32)             --
 Class M......................    22.27        (0.21)        (4.93)          --          (3.32)             --
 Class N......................    22.27        (0.21)        (4.93)          --          (3.32)             --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD GROWTH FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    $19.08      10.16%(f)  $740,097        1.32%(e)           1.32%(e)       (0.31%)(e)     45%
 Class B......................     16.88       9.75(f)    50,047         2.18(e)            2.06(e)        (1.05)(e)
 Class C......................     16.91       9.81(f)    93,356         1.99(e)            1.99(e)        (0.98)(e)
 Class H......................     17.06       9.85(f)    18,886         1.77(e)            1.77(e)        (0.77)(e)
 Class L......................     19.30      10.29(f)   304,461         1.02(e)            1.02(e)        (0.02)(e)
 Class M......................     17.04       9.86(f)    18,552         1.77(e)            1.77(e)        (0.77)(e)
 Class N......................     17.04       9.86(f)     4,396         1.77(e)            1.77(e)        (0.77)(e)
 Class Y......................     19.48      10.37(f)   136,579         0.80(e)            0.80(e)         0.13(e)
 For the Year Ended October
   31, 2005
 Class A......................     17.32       6.98      635,057         1.40               1.33           (0.30)        77
 Class B......................     15.38       6.14       46,251         2.27               2.15           (1.09)        --
 Class C......................     15.40       6.21       82,481         2.05               2.05           (1.01)        --
 Class H......................     15.53       6.44       19,852         1.81               1.81           (0.68)        --
 Class L......................     17.50       7.23      295,731         1.06               1.06            0.05         --
 Class M......................     15.51       6.45       19,133         1.81               1.81           (0.69)        --
 Class N......................     15.51       6.45        4,377         1.81               1.81           (0.71)        --
 Class Y......................     17.65       7.49       52,992         0.85               0.85            0.10         --
 For the Year Ended October
   31, 2004
 Class A......................     16.19       6.58      384,160         1.55               1.45           (0.84)        66
 Class B......................     14.49       5.77       32,440         2.33               2.15           (1.54)        --
 Class C......................     14.50       5.84       47,575         2.07               2.07           (1.45)        --
 Class H......................     14.59       6.19       23,527         1.83               1.83           (1.23)        --
 Class L......................     16.32       6.95      310,084         1.08               1.08           (0.48)        --
 Class M......................     14.57       6.20       21,522         1.83               1.83           (1.23)        --
 Class N......................     14.57       6.20        4,356         1.83               1.83           (1.23)        --
 Class Y......................     16.42       7.25       11,926         0.87               0.87           (0.18)        --
 For the Year Ended October
   31, 2003
 Class A......................     15.19      27.65       72,186         1.52               1.45           (0.65)       129
 Class B......................     13.70      26.85       11,552         2.26               2.12           (1.35)        --
 Class C......................     13.70      26.85       11,896         2.15               2.15           (1.36)        --
 Class H......................     13.74      27.10       27,032         1.90               1.90           (1.09)        --
 Class L......................     15.26      28.13      316,451         1.15               1.15           (0.34)        --
 Class M......................     13.72      27.04       23,523         1.90               1.90           (1.09)        --
 Class N......................     13.72      27.04        4,499         1.90               1.90           (1.09)        --
 Class Y......................     15.31      28.22            1         0.96               0.96           (0.17)        --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................     11.90     (18.33)(f)     5,970        1.65(e)            1.45(e)        (0.44)(e)    107
 Class B......................     10.80     (18.67)(f)     1,698        2.32(e)            2.15(e)        (1.10)(e)     --
 Class C......................     10.80     (18.68)(f)     1,480        2.18(e)            2.15(e)        (1.13)(e)     --
 Class Y......................     11.94     (18.05)(f)         1        0.90(e)            0.90(e)        (0.01)(e)     --
 For the Year Ended October
   31, 2002
 Class H......................     10.81     (16.95)      26,002         1.89               1.89           (1.03)       107
 Class L......................     11.91     (16.28)     274,683         1.14               1.14           (0.28)        --
 Class M......................     10.80     (16.90)      21,478         1.89               1.89           (1.03)        --
 Class N......................     10.80     (16.90)       4,340         1.89               1.89           (1.03)        --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................     13.02      (5.86)(f)    37,750        1.86(e)            1.86(e)        (1.09)(e)     13
 Class L......................     14.23      (5.70)(f)   385,620        1.11(e)            1.11(e)        (0.34)(e)     --
 Class M......................     13.00      (5.87)(f)    28,112        1.86(e)            1.86(e)        (1.09)(e)     --
 Class N......................     13.00      (5.87)(f)     6,911        1.86(e)            1.86(e)        (1.09)(e)     --
 For the Year Ended August 31,
   2001
 Class H......................     13.83     (25.59)      40,645         1.83               1.83           (0.91)       161
 Class L......................     15.09     (25.08)     416,544         1.08               1.08           (0.16)        --
 Class M......................     13.81     (25.58)      29,777         1.83               1.83           (0.91)        --
 Class N......................     13.81     (25.58)       7,557         1.83               1.83           (0.91)        --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --

                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $27.84       $(0.04)      $  4.44        $  --         $(2.03)          $  --
 Class B......................    24.42        (0.13)         3.85           --          (2.03)             --
 Class C......................    24.42        (0.11)         3.83           --          (2.03)             --
 Class H......................    24.67        (0.13)         3.92           --          (2.03)             --
 Class L......................    28.17        (0.04)         4.51           --          (2.03)             --
 Class M......................    24.63        (0.12)         3.91           --          (2.03)             --
 Class N......................    24.63        (0.13)         3.91           --          (2.03)             --
 Class Y......................    28.37           --          4.55           --          (2.03)             --
 Class Z......................    29.37           --          4.72           --          (2.03)             --
 For the Year Ended October
   31, 2005
 Class A......................    23.49        (0.06)         4.41           --             --              --
 Class B......................    20.77        (0.25)         3.90           --             --              --
 Class C......................    20.77        (0.25)         3.90           --             --              --
 Class H......................    20.92        (0.25)         4.00           --             --              --
 Class L......................    23.71        (0.06)         4.52           --             --              --
 Class M......................    20.89        (0.24)         3.98           --             --              --
 Class N......................    20.89        (0.24)         3.98           --             --              --
 Class Y......................    23.82           --          4.55           --             --              --
 Class Z......................    24.66         0.01          4.70           --             --              --
 For the Year Ended October
   31, 2004
 Class A......................    21.25        (0.17)         2.41           --             --              --
 Class B......................    18.91        (0.26)         2.12           --             --              --
 Class C......................    18.91        (0.28)         2.14           --             --              --
 Class H......................    18.99        (0.31)         2.24           --             --              --
 Class L......................    21.36        (0.14)         2.49           --             --              --
 Class M......................    18.97        (0.30)         2.22           --             --              --
 Class N......................    18.97        (0.28)         2.20           --             --              --
 Class Y......................    21.42        (0.01)         2.41           --             --              --
 Class Z......................    22.17        (0.08)         2.57           --             --              --
 For the Year Ended October
   31, 2003
 Class A......................    15.31        (0.07)         6.01           --             --              --
 Class B......................    13.71        (0.12)         5.32           --             --              --
 Class C......................    13.70        (0.09)         5.30           --             --              --
 Class H......................    13.73        (0.22)         5.48           --             --              --
 Class L......................    15.33        (0.10)         6.13           --             --              --
 Class M......................    13.71        (0.22)         5.48           --             --              --
 Class N......................    13.71        (0.22)         5.48           --             --              --
 Class Y......................    15.35        (0.07)         6.14           --             --              --
 Class Z......................    15.87        (0.06)         6.36           --             --              --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    19.80        (0.06)        (4.43)          --             --              --
 Class B......................    17.80        (0.10)        (3.99)          --             --              --
 Class C......................    17.80        (0.09)        (4.01)          --             --              --
 Class Y......................    19.80        (0.06)        (4.39)          --             --              --
 For the Year Ended October
   31, 2002
 Class H......................    17.36        (0.32)        (3.10)          --          (0.21)             --
 Class L......................    19.21        (0.13)        (3.54)          --          (0.21)             --
 Class M......................    17.33        (0.28)        (3.13)          --          (0.21)             --
 Class N......................    17.34        (0.34)        (3.08)          --          (0.21)             --
 Class Z......................    19.77         0.72         (4.41)          --          (0.21)             --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................    19.55        (0.11)        (2.08)          --             --              --
 Class L......................    21.62        (0.11)        (2.30)          --             --              --
 Class M......................    19.53        (0.12)        (2.08)          --             --              --
 Class N......................    19.53        (0.11)        (2.08)          --             --              --
 Class Z......................    22.24        (0.10)        (2.37)          --             --              --
 For the Year Ended August 31,
   2001
 Class H......................    42.35        (0.70)       (13.55)          --          (8.55)             --
 Class L......................    45.45        (0.30)       (14.98)          --          (8.55)             --
 Class M......................    42.31        (0.70)       (13.53)          --          (8.55)             --
 Class N......................    42.32        (0.71)       (13.53)          --          (8.55)             --
 Class Z......................    46.35        (0.15)       (15.41)          --          (8.55)             --

                                -- SELECTED PER-SHARE DATA(A) --         -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    $30.21      16.75%(f)  $341,445        1.63%(e)           1.19%(e)       (0.36%)(e)     67%
 Class B......................     26.11      16.28(f)    32,077         2.26(e)            2.06(e)        (1.24)(e)     --
 Class C......................     26.11      16.28(f)    40,910         2.07(e)            2.07(e)        (1.24)(e)     --
 Class H......................     26.43      16.40(f)    39,285         1.80(e)            1.80(e)        (0.99)(e)     --
 Class L......................     30.61      16.81(f)   619,747         1.05(e)            1.05(e)        (0.24)(e)     --
 Class M......................     26.38      16.39(f)    23,561         1.80(e)            1.80(e)        (0.99)(e)     --
 Class N......................     26.39      16.43(f)     5,860         1.80(e)            1.80(e)        (0.99)(e)     --
 Class Y......................     30.89      16.98(f)    60,754         0.84(e)            0.84(e)         0.01(e)      --
 Class Z......................     32.06      16.98(f)    38,593         0.80(e)            0.80(e)         0.01(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     27.84      18.52      222,682         1.54               1.36           (0.45)       156
 Class B......................     24.42      17.57       20,002         2.39               2.15           (1.27)        --
 Class C......................     24.42      17.57       18,842         2.13               2.13           (1.26)        --
 Class H......................     24.67      17.92       37,499         1.84               1.84           (0.97)        --
 Class L......................     28.17      18.81      556,462         1.09               1.09           (0.22)        --
 Class M......................     24.63      17.90       22,299         1.84               1.84           (0.97)        --
 Class N......................     24.63      17.90        5,297         1.84               1.84           (0.97)        --
 Class Y......................     28.37      19.10       28,441         0.88               0.88              --         --
 Class Z......................     29.37      19.10       34,088         0.84               0.84            0.02         --
 For the Year Ended October
   31, 2004
 Class A......................     23.49      10.54       54,652         1.52               1.45           (0.94)       130
 Class B......................     20.77       9.84       11,518         2.45               2.14           (1.64)        --
 Class C......................     20.77       9.84       11,899         2.11               2.11           (1.61)        --
 Class H......................     20.92      10.16       39,300         1.83               1.83           (1.33)        --
 Class L......................     23.71      11.00      518,009         1.08               1.08           (0.58)        --
 Class M......................     20.89      10.12       22,404         1.83               1.83           (1.33)        --
 Class N......................     20.89      10.12        4,955         1.83               1.83           (1.33)        --
 Class Y......................     23.82      11.20        4,792         0.82               0.82           (0.33)        --
 Class Z......................     24.66      11.23       33,195         0.83               0.83           (0.33)        --
 For the Year Ended October
   31, 2003
 Class A......................     21.25      38.80       17,149         1.49               1.45           (0.88)       158
 Class B......................     18.91      37.93        4,470         2.22               2.15           (1.58)        --
 Class C......................     18.91      38.03        5,238         2.10               2.10           (1.54)        --
 Class H......................     18.99      38.31       45,121         1.85               1.85           (1.31)        --
 Class L......................     21.36      39.34      517,892         1.10               1.10           (0.56)        --
 Class M......................     18.97      38.36       24,361         1.85               1.85           (1.31)        --
 Class N......................     18.97      38.36        4,773         1.85               1.85           (1.31)        --
 Class Y......................     21.42      39.54            1         0.91               0.91           (0.38)        --
 Class Z......................     22.17      39.70       32,485         0.85               0.85           (0.31)        --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................     15.31     (22.68)(f)     3,338        1.62(e)            1.45(e)        (0.92)(e)    182
 Class B......................     13.71     (22.99)(f)       777        2.30(e)            2.15(e)        (1.60)(e)     --
 Class C......................     13.70     (23.05)(f)       892        2.09(e)            2.09(e)        (1.56)(e)     --
 Class Y......................     15.35     (22.47)(f)         1        0.89(e)            0.89(e)        (0.44)(e)     --
 For the Year Ended October
   31, 2002
 Class H......................     13.73     (19.99)      39,151         1.85               1.85           (1.42)       182
 Class L......................     15.33     (19.36)     412,454         1.10               1.10           (0.67)        --
 Class M......................     13.71     (19.97)      20,163         1.85               1.85           (1.42)        --
 Class N......................     13.71     (20.01)       4,172         1.85               1.85           (1.42)        --
 Class Z......................     15.87     (18.90)      26,842         0.84               0.84           (0.43)        --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................     17.36     (11.20)(f)    54,539        1.83(e)            1.83(e)        (1.27)(e)     28
 Class L......................     19.21     (11.15)(f)   593,267        1.08(e)            1.08(e)        (0.52)(e)     --
 Class M......................     17.33     (11.26)(f)    27,013        1.83(e)            1.83(e)        (1.27)(e)     --
 Class N......................     17.34     (11.21)(f)     6,131        1.83(e)            1.83(e)        (1.27)(e)     --
 Class Z......................     19.77     (11.11)(f)    94,961        0.83(e)            0.83(e)        (0.27)(e)     --
 For the Year Ended August 31,
   2001
 Class H......................     19.55     (38.91)      61,764         1.79               1.79           (1.15)       198
 Class L......................     21.62     (38.44)     681,941         1.04               1.04           (0.40)        --
 Class M......................     19.53     (38.90)      30,268         1.79               1.79           (1.15)        --
 Class N......................     19.53     (38.92)       6,866         1.79               1.79           (1.15)        --
 Class Z......................     22.24     (38.26)     110,221         0.79               0.79           (0.15)        --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD HIGH YIELD FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $ 7.76       $0.26         $ 0.11        $(0.26)       $   --           $  --
 Class B......................     7.74        0.23           0.12         (0.23)           --              --
 Class C......................     7.75        0.23           0.12         (0.23)           --              --
 Class Y......................     7.75        0.28           0.11         (0.28)           --              --
 For the Year Ended October
   31, 2005
 Class A......................     8.18        0.48          (0.40)        (0.50)           --              --
 Class B......................     8.17        0.42          (0.41)        (0.44)           --              --
 Class C......................     8.17        0.42          (0.39)        (0.45)           --              --
 Class Y......................     8.17        0.52          (0.40)        (0.54)           --              --
 For the Year Ended October
   31, 2004(h)
 Class A......................     7.94        0.48           0.23         (0.47)           --              --
 Class B......................     7.93        0.43           0.22         (0.41)           --              --
 Class C......................     7.93        0.44           0.22         (0.42)           --              --
 Class Y......................     7.94        0.39           0.36         (0.52)           --              --
 For the Year Ended October
   31, 2003(h)
 Class A......................     6.73        0.60           1.26         (0.65)           --              --
 Class B......................     6.72        0.57           1.24         (0.60)           --              --
 Class C......................     6.72        0.55           1.26         (0.60)           --              --
 Class Y......................     6.73        0.65           1.24         (0.68)           --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................     8.45        0.82          (1.78)        (0.76)           --              --
 Class B......................     8.43        0.80          (1.81)        (0.70)           --              --
 Class C......................     8.43        0.72          (1.73)        (0.70)           --              --
 Class Y......................     8.48        0.34          (1.30)        (0.79)           --              --
 For the Year Ended October
   31, 2001
 Class A......................     9.06        0.78          (0.61)        (0.78)           --              --
 Class B......................     9.05        0.72          (0.62)        (0.72)           --              --
 Class C......................     9.05        0.72          (0.62)        (0.72)           --              --
 Class Y......................     9.10        0.83          (0.63)        (0.82)           --              --
THE HARTFORD INCOME ALLOCATION
 FUND(G)
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................     9.89        0.21          (0.09)        (0.21)        (0.02)             --
 Class B......................     9.88        0.18          (0.08)        (0.18)        (0.02)             --
 Class C......................     9.88        0.18          (0.08)        (0.18)        (0.02)             --
 For the Year Ended October
   31, 2005
 Class A......................    10.15        0.36          (0.26)        (0.36)           --              --
 Class B......................    10.14        0.29          (0.26)        (0.29)           --              --
 Class C......................    10.14        0.30          (0.27)        (0.29)           --              --
 From (commencement of
   operations) May 28, 2004,
   through October 31, 2004
 Class A......................    10.00        0.09           0.15         (0.09)           --              --
 Class B......................    10.00        0.07           0.14         (0.07)           --              --
 Class C......................    10.00        0.07           0.14         (0.07)           --              --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END       TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD  RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD HIGH YIELD FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $ 7.87       4.81%(f)  $192,478        1.36%(e)           1.20%(e)        6.66%(e)     83%
 Class B......................     7.86       4.56(f)    41,033         2.16(e)            1.95(e)         5.89(e)      --
 Class C......................     7.87       4.60(f)    42,618         2.04(e)            1.89(e)         5.95(e)      --
 Class Y......................     7.86       5.07(f)    23,256         0.88(e)            0.73(e)         7.11(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     7.76       0.97      188,599         1.33               1.33            5.86        113
 Class B......................     7.74       0.08       47,071         2.12               2.10            5.09         --
 Class C......................     7.75       0.30       50,945         2.00               2.00            5.18         --
 Class Y......................     7.75       1.43       25,974         0.87               0.87            6.40         --
 For the Year Ended October
   31, 2004(h)
 Class A......................     8.18       9.26(i)   247,364         1.35               1.35            6.03         86
 Class B......................     8.17       8.45(i)    63,972         2.07               2.07            5.32         --
 Class C......................     8.17       8.54(i)    71,673         1.98               1.98            5.40         --
 Class Y......................     8.17       9.72       16,410         0.84               0.84            6.13         --
 For the Year Ended October
   31, 2003(h)
 Class A......................     7.94      28.69      213,377         1.49               1.40            7.98         54
 Class B......................     7.93      27.83       72,293         2.23               2.10            7.39         --
 Class C......................     7.93      27.84       77,968         2.10               2.10            7.31         --
 Class Y......................     7.94      29.27            1         1.69               0.95            8.70         --
 For the Year Ended October
   31, 2002(h)
 Class A......................     6.73     (12.16)      95,760         1.55               1.40            9.48         22
 Class B......................     6.72     (12.70)      44,359         2.24               2.10            8.78         --
 Class C......................     6.72     (12.65)      40,611         2.10               2.10            8.78         --
 Class Y......................     6.73     (12.01)           1         0.84               0.84           10.04         --
 For the Year Ended October
   31, 2001
 Class A......................     8.45       1.80       45,753         1.40               1.35            9.00         63
 Class B......................     8.43       0.99       16,922         2.08               2.08            8.28         --
 Class C......................     8.43       1.01       27,605         2.08               2.08            8.28         --
 Class Y......................     8.48       2.15        4,223         0.88               0.88            9.48         --
THE HARTFORD INCOME ALLOCATION
 FUND(G)
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................     9.78       1.22(f)    22,418         0.78(e)            0.59(e)         4.38(e)      24
 Class B......................     9.78       0.97(f)     4,702         1.56(e)            1.29(e)         3.60(e)      --
 Class C......................     9.78       0.97(f)     8,644         1.51(e)            1.29(e)         3.57(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     9.89       1.01       19,445         0.76               0.56            3.75         30
 Class B......................     9.88       0.29        4,778         1.56               1.26            3.09         --
 Class C......................     9.88       0.30        7,711         1.51               1.26            3.04         --
 From (commencement of
   operations) May 28, 2004,
   through October 31, 2004
 Class A......................    10.15       2.42(f)    10,539         0.73(e)            0.56(e)         3.21(e)       3
 Class B......................    10.14       2.08(f)     1,690         1.63(e)            1.26(e)         2.56(e)      --
 Class C......................    10.14       2.08(f)     4,880         1.48(e)            1.26(e)         2.59(e)      --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Payment from affiliate was due to a change in transfer agent fee allocation methodology. Without the inclusion of the Payment from Affiliate, the total return would have been 9.25%, 8.45% and 8.44% for Classes A, B and C, respectively. The net asset impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD INCOME FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $10.24       $0.27         $(0.09)       $(0.26)       $   --           $  --
 Class B......................    10.24        0.23          (0.08)        (0.23)           --              --
 Class C......................    10.26        0.23          (0.08)        (0.23)           --              --
 Class Y......................    10.24        0.28          (0.09)        (0.28)           --              --
 For the Year Ended October
   31, 2005
 Class A......................    10.72        0.51          (0.44)        (0.51)        (0.04)             --
 Class B......................    10.72        0.43          (0.43)        (0.44)        (0.04)             --
 Class C......................    10.74        0.43          (0.43)        (0.44)        (0.04)             --
 Class Y......................    10.72        0.52          (0.42)        (0.54)        (0.04)             --
 For the Year Ended October
   31, 2004
 Class A......................    10.53        0.48           0.22         (0.51)           --              --
 Class B......................    10.53        0.42           0.21         (0.44)           --              --
 Class C......................    10.55        0.41           0.22         (0.44)           --              --
 From inception November 28,
   2003, through October 31,
   2004
 Class Y......................    10.54        0.48           0.20         (0.50)           --              --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.00        0.52           0.54         (0.53)           --              --
 Class B......................    10.00        0.44           0.54         (0.45)           --              --
 Class C......................    10.00        0.44           0.56         (0.45)           --              --
THE HARTFORD INFLATION PLUS
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    10.67        0.15          (0.29)        (0.20)        (0.03)             --
 Class B......................    10.68        0.12          (0.30)        (0.16)        (0.03)             --
 Class C......................    10.67        0.12          (0.29)        (0.16)        (0.03)             --
 Class Y......................    10.68        0.18          (0.29)        (0.22)        (0.03)             --
 For the Year Ended October
   31, 2005
 Class A......................    10.95        0.41          (0.18)        (0.42)        (0.09)             --
 Class B......................    10.96        0.33          (0.18)        (0.34)        (0.09)             --
 Class C......................    10.96        0.33          (0.19)        (0.34)        (0.09)             --
 Class Y......................    10.97        0.47          (0.22)        (0.45)        (0.09)             --
 For the Year Ended October
   31, 2004
 Class A......................    10.63        0.30           0.37         (0.31)        (0.04)             --
 Class B......................    10.64        0.22           0.37         (0.23)        (0.04)             --
 Class C......................    10.63        0.23           0.37         (0.23)        (0.04)             --
 From inception November 28,
   2003, through October 31,
   2004
 Class Y......................    10.57        0.28           0.44         (0.32)           --              --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.00        0.27           0.62         (0.26)           --              --
 Class B......................    10.00        0.21           0.63         (0.20)           --              --
 Class C......................    10.00        0.20           0.63         (0.20)           --              --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF        RATIO OF
                                                                      EXPENSES           EXPENSES          NET
                                                                     TO AVERAGE         TO AVERAGE      INVESTMENT
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS        INCOME
                                VALUE AT              AT END OF        BEFORE              AFTER        TO AVERAGE  PORTFOLIO
                                 END OF      TOTAL      PERIOD       WAIVERS AND        WAIVERS AND        NET      TURNOVER
                                 PERIOD    RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)    ASSETS     RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD INCOME FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $10.16       1.80%(f)  $ 32,374        1.22%(e)           0.95%(e)        2.87%(e)     56%
 Class B......................    10.16       1.42(f)     6,026         2.07(e)            1.70(e)         2.40(e)      --
 Class C......................    10.18       1.42(f)     5,554         1.99(e)            1.70(e)         2.08(e)      --
 Class Y......................    10.15       1.83(f)    24,266         0.81(e)            0.70(e)         6.07(e)      --
 For the Year Ended October
   31, 2005
 Class A......................    10.24       0.70       28,942         1.20               0.95            4.80        188
 Class B......................    10.24      (0.04)       5,973         2.06               1.70            4.05         --
 Class C......................    10.26      (0.03)       5,142         1.96               1.70            4.05         --
 Class Y......................    10.24       0.98       16,431         0.79               0.70            5.16         --
 For the Year Ended October
   31, 2004
 Class A......................    10.72       6.85       29,580         1.14               1.00            4.60        167
 Class B......................    10.72       6.10        5,541         1.95               1.70            3.90         --
 Class C......................    10.74       6.09        5,562         1.88               1.70            3.90         --
 From inception November 28,
   2003, through October 31,
   2004
 Class Y......................    10.72       6.57(f)        10         0.73(e)            0.70(e)         4.89(e)      --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.53      10.79(f)    15,836         1.54(e)            1.00(e)         5.06(e)     124
 Class B......................    10.53      10.01(f)     4,705         2.31(e)            1.70(e)         4.31(e)      --
 Class C......................    10.55      10.22(f)     5,050         2.17(e)            1.70(e)         4.28(e)      --
THE HARTFORD INFLATION PLUS
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    10.30      (1.29)(f)   328,476        1.01(e)            0.95(e)         3.14(e)      86
 Class B......................    10.31      (1.66)(f)   104,740        1.82(e)            1.70(e)         2.34(e)      --
 Class C......................    10.31      (1.57)(f)   297,596        1.77(e)            1.70(e)         2.36(e)      --
 Class Y......................    10.32      (1.05)(f)   126,313        0.68(e)            0.68(e)         3.41(e)      --
 For the Year Ended October
   31, 2005
 Class A......................    10.67       2.10      414,778         1.00               0.95            3.88         71
 Class B......................    10.68       1.33      119,302         1.81               1.70            3.09         --
 Class C......................    10.67       1.24      373,750         1.76               1.70            3.12         --
 Class Y......................    10.68       2.29       95,947         0.68               0.68            4.42         --
 For the Year Ended October
   31, 2004
 Class A......................    10.95       6.39      313,961         1.04               1.00            3.04         81
 Class B......................    10.96       5.65      107,964         1.81               1.70            2.21         --
 Class C......................    10.96       5.74      319,990         1.76               1.70            2.33         --
 From inception November 28,
   2003, through October 31,
   2004
 Class Y......................    10.97       6.89(f)    23,045         0.65(e)            0.65(e)         1.55(e)      --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.63       9.02(f)   142,992         1.34(e)            1.00(e)         2.63(e)      23
 Class B......................    10.64       8.41(f)    67,986         2.09(e)            1.70(e)         1.98(e)      --
 Class C......................    10.63       8.31(f)   160,253         1.95(e)            1.70(e)         1.97(e)      --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $12.14       $(0.03)       $ 3.06        $(0.05)       $(0.14)          $  --
 Class B......................    11.77        (0.09)         2.98            --         (0.14)             --
 Class C......................    11.77        (0.10)         2.99            --         (0.14)             --
 Class Y......................    12.33         0.05          3.05         (0.10)        (0.14)             --
 For the Year Ended October
   31, 2005
 Class A......................    11.59         0.07          0.48            --            --              --
 Class B......................    11.32        (0.01)         0.46            --            --              --
 Class C......................    11.32        (0.01)         0.46            --            --              --
 Class Y......................    11.72         0.08          0.53            --            --              --
 For the Year Ended October
   31, 2004(h)
 Class A......................     9.62        (0.01)         2.03            --         (0.05)             --
 Class B......................     9.46        (0.08)         1.99            --         (0.05)             --
 Class C......................     9.46        (0.08)         1.99            --         (0.05)             --
 Class Y......................     9.69        (0.01)         2.09            --         (0.05)             --
 For the Year Ended October
   31, 2003
 Class A......................     6.93        (0.02)         2.72         (0.01)           --              --
 Class B......................     6.86        (0.04)         2.64            --            --              --
 Class C......................     6.86        (0.04)         2.64            --            --              --
 Class Y......................     6.98         0.01          2.74         (0.04)           --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................     7.62         0.02         (0.71)           --            --              --
 Class B......................     7.59        (0.03)        (0.70)           --            --              --
 Class C......................     7.59        (0.03)        (0.70)           --            --              --
 Class Y......................     7.63         0.07         (0.72)           --            --              --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................    10.00           --         (2.38)           --            --              --
 Class B......................    10.00        (0.03)        (2.38)           --            --              --
 Class C......................    10.00        (0.02)        (2.39)           --            --              --
 Class Y......................    10.00         0.02         (2.39)           --            --              --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                 END OF      TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                 PERIOD    RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $14.98      25.26%(f)  $189,067        1.70%(e)           1.60%(e)       (0.25%)(e)     81%
 Class B......................    14.52      24.81(f)    30,838         2.57(e)            2.28(e)        (0.95)(e)     --
 Class C......................    14.52      24.81(f)    40,155         2.40(e)            2.35(e)        (1.03)(e)     --
 Class Y......................    15.19      25.55(f)    69,424         1.15(e)            1.15(e)         0.03(e)      --
 For the Year Ended October
   31, 2005
 Class A......................    12.14       4.74      131,430         1.77               1.60            0.66        183
 Class B......................    11.77       3.98       22,304         2.66               2.35           (0.09)        --
 Class C......................    11.77       3.98       29,486         2.49               2.35           (0.07)        --
 Class Y......................    12.33       5.20       74,651         1.22               1.20            0.98         --
 For the Year Ended October
   31, 2004(h)
 Class A......................    11.59      21.14       50,051         1.91               1.65           (0.10)       200
 Class B......................    11.32      20.33        8,968         2.83               2.35           (0.80)        --
 Class C......................    11.32      20.33       12,906         2.63               2.35           (0.79)        --
 Class Y......................    11.72      21.61       28,775         1.31               1.20           (0.09)        --
 For the Year Ended October
   31, 2003
 Class A......................     9.62      38.95       11,362         2.36               1.65           (0.35)       281
 Class B......................     9.46      37.90        2,148         3.08               2.35           (1.04)        --
 Class C......................     9.46      37.90        2,285         2.95               2.35           (1.01)        --
 Class Y......................     9.69      39.57          292         1.80               1.20            0.16         --
 For the Year Ended October
   31, 2002(h)
 Class A......................     6.93      (9.06)       4,666         2.98               1.65            0.34        330
 Class B......................     6.86      (9.62)         813         3.69               2.35           (0.42)        --
 Class C......................     6.86      (9.62)         826         3.55               2.35           (0.34)        --
 Class Y......................     6.98      (8.52)         209         2.19               1.20            0.79         --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................     7.62     (23.80)(f)     2,579        2.64(e)            1.65(e)        (0.09)(e)    135
 Class B......................     7.59     (24.10)(f)       327        3.35(e)            2.35(e)        (0.79)(e)     --
 Class C......................     7.59     (24.10)(f)       316        3.32(e)            2.35(e)        (0.79)(e)     --
 Class Y......................     7.63     (23.70)(f)       229        2.10(e)            1.20(e)         0.36(e)      --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $13.13       $ 0.05        $ 2.89        $(0.05)       $   --           $  --
 Class B......................    12.35           --          2.72            --            --              --
 Class C......................    12.27        (0.02)         2.71            --            --              --
 Class Y......................    13.55         0.11          2.95         (0.11)           --              --
 For the Year Ended October
   31, 2005
 Class A......................    11.22         0.05          1.86            --            --              --
 Class B......................    10.64        (0.04)         1.75            --            --              --
 Class C......................    10.57        (0.04)         1.74            --            --              --
 Class Y......................    11.53         0.12          1.90            --            --              --
 For the Year Ended October
   31, 2004
 Class A......................     9.66         0.03          1.54         (0.01)           --              --
 Class B......................     9.22        (0.05)         1.47            --            --              --
 Class C......................     9.16        (0.05)         1.46            --            --              --
 Class Y......................     9.91         0.11          1.56         (0.05)           --              --
 For the Year Ended October
   31, 2003
 Class A......................     8.03         0.02          1.61            --            --              --
 Class B......................     7.71        (0.04)         1.55            --            --              --
 Class C......................     7.67        (0.04)         1.53            --            --              --
 Class Y......................     8.19         0.06          1.66            --            --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................     9.33         0.03         (1.33)           --            --              --
 Class B......................     9.04        (0.08)        (1.25)           --            --              --
 Class C......................     8.99        (0.05)        (1.27)           --            --              --
 Class Y......................     9.49         0.02         (1.32)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    13.03         0.05         (3.14)           --         (0.61)             --
 Class B......................    12.74        (0.04)        (3.05)           --         (0.61)             --
 Class C......................    12.68        (0.03)        (3.05)           --         (0.61)             --
 Class Y......................    13.19         0.09         (3.18)           --         (0.61)             --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                 END OF      TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                 PERIOD    RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $16.02      22.41%(f)  $151,151        1.63%(e)           1.53%(e)        0.63%(e)     58%
 Class B......................    15.07      22.02(f)    29,883         2.59(e)            2.11(e)        (0.01)(e)     --
 Class C......................    14.96      21.92(f)    20,729         2.34(e)            2.34(e)        (0.24)(e)     --
 Class Y......................    16.50      22.73(f)    44,067         1.03(e)            1.03(e)         1.44(e)      --
 For the Year Ended October
   31, 2005
 Class A......................    13.13      17.02      102,393         1.72               1.57            0.42        119
 Class B......................    12.35      16.07       23,940         2.68               2.35           (0.36)        --
 Class C......................    12.27      16.08       16,896         2.42               2.35           (0.37)        --
 Class Y......................    13.55      17.52        5,612         1.05               1.05            0.94         --
 For the Year Ended October
   31, 2004
 Class A......................    11.22      16.20       87,348         1.83               1.65            0.33        143
 Class B......................    10.64      15.40       23,301         2.77               2.35           (0.39)        --
 Class C......................    10.57      15.39       15,749         2.48               2.35           (0.38)        --
 Class Y......................    11.53      16.87        4,288         1.09               1.08            0.82         --
 For the Year Ended October
   31, 2003
 Class A......................     9.66      20.30       69,153         1.72               1.65            0.25        138
 Class B......................     9.22      19.58       20,459         2.45               2.35           (0.46)        --
 Class C......................     9.16      19.43       14,790         2.35               2.35           (0.45)        --
 Class Y......................     9.91      21.00        6,058         1.13               1.13            0.77         --
 For the Year Ended October
   31, 2002(h)
 Class A......................     8.03     (13.93)      66,775         1.82               1.65            0.34        175
 Class B......................     7.71     (14.71)      18,668         2.50               2.35           (0.79)        --
 Class C......................     7.67     (14.68)      13,438         2.40               2.35           (0.64)        --
 Class Y......................     8.19     (13.70)       4,543         1.13               1.13            0.31         --
 For the Year Ended October
   31, 2001
 Class A......................     9.33     (24.87)      72,326         1.61               1.56            0.47        158
 Class B......................     9.04     (25.46)      18,798         2.30               2.30           (0.28)        --
 Class C......................     8.99     (25.51)      18,523         2.28               2.28           (0.25)        --
 Class Y......................     9.49     (24.56)      17,092         1.06               1.06            0.97         --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD INTERNATIONAL
 SMALL COMPANY FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $14.27       $ 0.04        $ 3.45        $(0.25)       $(1.53)          $  --
 Class B......................    13.91        (0.01)         3.36         (0.16)        (1.53)             --
 Class C......................    13.78        (0.02)         3.33         (0.15)        (1.53)             --
 Class Y......................    14.41         0.07          3.47         (0.30)        (1.53)             --
 For the Year Ended October
   31, 2005
 Class A......................    13.44         0.06          2.25            --         (1.48)             --
 Class B......................    13.23           --          2.16            --         (1.48)             --
 Class C......................    13.12        (0.01)         2.15            --         (1.48)             --
 Class Y......................    13.54         0.12          2.27         (0.04)        (1.48)             --
 For the Year Ended October
   31, 2004
 Class A......................    12.93         0.07          1.31            --         (0.87)             --
 Class B......................    12.82         0.02          1.26            --         (0.87)             --
 Class C......................    12.72         0.03          1.24            --         (0.87)             --
 Class Y......................    13.02         0.14          1.30         (0.05)        (0.87)             --
 For the Year Ended October
   31, 2003(h)
 Class A......................     8.37         0.07          4.51         (0.02)           --              --
 Class B......................     8.34         0.01          4.47            --            --              --
 Class C......................     8.28         0.01          4.43            --            --              --
 Class Y......................     8.43         0.09          4.56         (0.06)           --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................     8.82         0.03         (0.48)           --            --              --
 Class B......................     8.81        (0.02)        (0.45)           --            --              --
 Class C......................     8.78        (0.03)        (0.47)           --            --              --
 Class Y......................     8.84         0.09         (0.50)           --            --              --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................    10.00         0.04         (1.22)           --            --              --
 Class B......................    10.00           --         (1.19)           --            --              --
 Class C......................    10.00         0.01         (1.23)           --            --              --
 Class Y......................    10.00         0.06         (1.22)           --            --              --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD INTERNATIONAL
 SMALL COMPANY FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................    $15.98      27.68%(f) $   61,686       1.75%(e)           1.57%(e)        0.57%(e)     67%
 Class B......................     15.57      27.29(f)     10,287        2.68(e)            2.24(e)        (0.10)(e)     --
 Class C......................     15.41      27.19(f)     16,834        2.43(e)            2.35(e)        (0.30)(e)     --
 Class Y......................     16.12      27.91(f)     86,433        1.20(e)            1.20(e)         0.93(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     14.27      18.90        34,896        1.82               1.60            0.71        112
 Class B......................     13.91      17.96         6,101        2.78               2.35           (0.02)        --
 Class C......................     13.78      17.96        12,614        2.46               2.35           (0.06)        --
 Class Y......................     14.41      19.40        65,828        1.28               1.20            1.13         --
 For the Year Ended October
   31, 2004
 Class A......................     13.44      11.39        23,934        1.99               1.65            0.90        119
 Class B......................     13.23      10.62         3,726        2.89               2.35            0.15         --
 Class C......................     13.12      10.63        10,072        2.60               2.35            0.27         --
 Class Y......................     13.54      11.80        42,449        1.41               1.20            1.26         --
 For the Year Ended October
   31, 2003(h)
 Class A......................     12.93      54.76        12,320        2.36               1.65            0.72        166
 Class B......................     12.82      53.72         2,237        3.09               2.35            0.03         --
 Class C......................     12.72      53.62         3,004        2.96               2.35           (0.03)        --
 Class Y......................     13.02      55.47        25,154        1.64               1.20            0.93         --
 For the Year Ended October
   31, 2002(h)
 Class A......................      8.37      (5.10)        4,598        3.09               1.65            0.44        194
 Class B......................      8.34      (5.34)          926        3.81               2.35           (0.26)        --
 Class C......................      8.28      (5.70)          859        3.53               2.35           (0.26)        --
 Class Y......................      8.43      (4.64)          969        1.91               1.20            0.89         --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................      8.82     (11.80)(f)      2,156       3.46(e)            1.65(e)         0.86(e)     128
 Class B......................      8.81     (11.90)(f)        275       4.12(e)            2.35(e)         0.16(e)      --
 Class C......................      8.78     (12.20)(f)        425       4.12(e)            2.35(e)         0.16(e)      --
 Class Y......................      8.84     (11.60)(f)        265       2.92(e)            1.20(e)         1.31(e)      --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD MIDCAP FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $26.32       $(0.03)       $ 4.10        $   --        $(4.42)          $  --
 Class B......................    24.77        (0.12)         3.82            --         (4.42)             --
 Class C......................    24.86        (0.11)         3.83            --         (4.42)             --
 Class Y......................    27.42         0.03          4.29            --         (4.42)             --
 For the Year Ended October
   31, 2005
 Class A......................    22.61        (0.05)         4.24            --         (0.48)             --
 Class B......................    21.47        (0.24)         4.02            --         (0.48)             --
 Class C......................    21.52        (0.22)         4.04            --         (0.48)             --
 Class Y......................    23.43         0.07          4.40            --         (0.48)             --
 For the Year Ended October
   31, 2004
 Class A......................    20.58        (0.09)         2.12            --            --              --
 Class B......................    19.68        (0.25)         2.04            --            --              --
 Class C......................    19.71        (0.23)         2.04            --            --              --
 Class Y......................    21.21         0.02          2.20            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................    15.50        (0.08)         5.16            --            --              --
 Class B......................    14.93        (0.20)         4.95            --            --              --
 Class C......................    14.94        (0.18)         4.95            --            --              --
 Class Y......................    15.88           --          5.33            --            --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................    16.57        (0.10)        (0.97)           --            --              --
 Class B......................    16.07        (0.21)        (0.93)           --            --              --
 Class C......................    16.08        (0.21)        (0.93)           --            --              --
 Class Y......................    16.89        (0.02)        (0.99)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    22.42        (0.03)        (3.89)           --         (1.93)             --
 Class B......................    21.96        (0.09)        (3.87)           --         (1.93)             --
 Class C......................    21.96        (0.12)        (3.83)           --         (1.93)             --
 Class Y......................    22.72           --         (3.90)           --         (1.93)             --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD MIDCAP FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    $25.97      17.83%(f) $1,927,854       1.26%(e)           1.26%(e)       (0.24%)(e)     42%
 Class B......................     24.05      17.39(f)    504,170        2.02(e)            2.02(e)        (1.00)(e)     --
 Class C......................     24.16      17.41(f)    551,449        1.95(e)            1.95(e)        (0.93)(e)     --
 Class Y......................     27.32      18.07(f)    188,421        0.80(e)            0.80(e)         0.22(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     26.32      18.85     1,677,327        1.30               1.30           (0.20)        74
 Class B......................     24.77      17.92       464,175        2.08               2.08           (0.98)        --
 Class C......................     24.86      18.07       499,502        1.99               1.99           (0.89)        --
 Class Y......................     27.42      19.40       139,273        0.83               0.83            0.26         --
 For the Year Ended October
   31, 2004
 Class A......................     22.61       9.86     1,544,968        1.37               1.37           (0.41)        52
 Class B......................     21.47       9.10       438,658        2.11               2.11           (1.15)        --
 Class C......................     21.52       9.18       484,268        2.02               2.02           (1.06)        --
 Class Y......................     23.43      10.47       104,534        0.85               0.85            0.11         --
 For the Year Ended October
   31, 2003
 Class A......................     20.58      32.77     1,413,021        1.50               1.48           (0.58%)       70
 Class B......................     19.68      31.82       424,959        2.23               2.20           (1.30)        --
 Class C......................     19.71      31.93       477,891        2.10               2.10           (1.21)        --
 Class Y......................     21.21      33.56        83,996        0.90               0.90           (0.01)        --
 For the Year Ended October
   31, 2002(h)
 Class A......................     15.50      (6.46)      704,238        1.56               1.45           (0.65)       109
 Class B......................     14.93      (7.09)      266,650        2.24               2.15           (1.35)        --
 Class C......................     14.94      (7.09)      275,305        2.12               2.12           (1.31)        --
 Class Y......................     15.88      (5.98)       27,319        0.92               0.92           (0.08)        --
 For the Year Ended October
   31, 2001
 Class A......................     16.57     (18.94)      612,750        1.43               1.38           (0.53)       116
 Class B......................     16.07     (19.58)      265,683        2.11               2.11           (1.28)        --
 Class C......................     16.08     (19.53)      285,908        2.09               2.09           (1.24)        --
 Class Y......................     16.89     (18.58)       52,576        0.88               0.88           (0.03)        --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD MIDCAP VALUE FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $13.29       $(0.02)       $ 2.35       $    --        $(1.32)          $  --
 Class B......................    12.85        (0.06)         2.25            --         (1.32)             --
 Class C......................    12.85        (0.07)         2.27            --         (1.32)             --
 Class Y......................    13.59         0.02          2.40            --         (1.32)             --
 For the Year Ended October
   31, 2005
 Class A......................    12.89        (0.04)         1.41            --         (0.97)             --
 Class B......................    12.59        (0.14)         1.37            --         (0.97)             --
 Class C......................    12.59        (0.15)         1.38            --         (0.97)             --
 Class Y......................    13.11         0.01          1.44            --         (0.97)             --
 For the Year Ended October
   31, 2004
 Class A......................    11.32        (0.04)         1.61            --            --              --
 Class B......................    11.12        (0.13)         1.60            --            --              --
 Class C......................    11.13        (0.13)         1.59            --            --              --
 Class Y......................    11.46        (0.01)         1.66            --            --              --
 For the Year Ended October
   31, 2003(h)
 Class A......................     8.34        (0.03)         3.01            --            --              --
 Class B......................     8.25        (0.09)         2.96            --            --              --
 Class C......................     8.25        (0.09)         2.97            --            --              --
 Class Y......................     8.39         0.02          3.05            --            --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................     8.48        (0.02)        (0.12)           --            --              --
 Class B......................     8.46        (0.09)        (0.12)           --            --              --
 Class C......................     8.46        (0.09)        (0.12)           --            --              --
 Class Y......................     8.50         0.01         (0.12)           --            --              --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................    10.00        (0.01)        (1.51)           --            --              --
 Class B......................    10.00        (0.02)        (1.52)           --            --              --
 Class C......................    10.00        (0.02)        (1.52)           --            --              --
 Class Y......................    10.00        (0.01)        (1.49)           --            --              --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD MIDCAP VALUE FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    $14.30      19.12%(f)  $316,589        1.46%(e)           1.40%(e)       (0.25%)(e)     21%
 Class B......................     13.72      18.65(f)    65,949         2.29(e)            2.14(e)        (0.99)(e)     --
 Class C......................     13.73      18.72(f)    67,394         2.16(e)            2.15(e)        (1.00)(e)     --
 Class Y......................     14.69      19.38(f)    30,257         0.94(e)            0.94(e)         0.20(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     13.29      11.31      280,662         1.49               1.40           (0.31)        49
 Class B......................     12.85      10.40       59,350         2.33               2.15           (1.06)        --
 Class C......................     12.85      10.40       61,194         2.19               2.15           (1.06)        --
 Class Y......................     13.59      11.76       39,965         0.96               0.96            0.13         --
 For the Year Ended October
   31, 2004
 Class A......................     12.89      13.87      280,173         1.56               1.45           (0.03)        46
 Class B......................     12.59      13.22       60,558         2.36               2.15           (1.04)        --
 Class C......................     12.59      13.12       67,132         2.20               2.15           (1.04)        --
 Class Y......................     13.11      14.40        2,474         0.90               0.90           (0.12)        --
 For the Year Ended October
   31, 2003(h)
 Class A......................     11.32      35.73      155,614         1.60               1.45           (0.35)        56
 Class B......................     11.12      34.79       42,407         2.33               2.15           (1.05)        --
 Class C......................     11.13      34.91       49,566         2.20               2.15           (1.05)        --
 Class Y......................     11.46      36.59           29         1.03               1.00            0.16         --
 For the Year Ended October
   31, 2002(h)
 Class A......................      8.34      (1.65)      94,532         1.68               1.45           (0.23)        40
 Class B......................      8.25      (2.48)      26,556         2.38               2.15           (0.95)        --
 Class C......................      8.25      (2.48)      32,274         2.27               2.15           (0.96)        --
 Class Y......................      8.39      (1.29)         252         1.02               1.00            0.23         --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................      8.48     (15.20)(f)    26,812        1.69(e)            1.40(e)        (0.20)(e)     28
 Class B......................      8.46     (15.40)(f)     7,158        2.38(e)            2.10(e)        (0.90)(e)     --
 Class C......................      8.46     (15.40)(f)     8,975        2.37(e)            2.10(e)        (0.90)(e)     --
 Class Y......................      8.50     (15.00)(f)       255        1.11(e)            0.95(e)         0.25(e)      --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD MONEY MARKET FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $ 1.00       $ 0.02        $   --       $ (0.02)       $   --           $  --
 Class B......................     1.00         0.01            --         (0.01)           --              --
 Class C......................     1.00         0.01            --         (0.01)           --              --
 Class Y......................     1.00         0.02            --         (0.02)           --              --
 For the Year Ended October
   31, 2005
 Class A......................     1.00         0.02            --         (0.02)           --              --
 Class B......................     1.00         0.01            --         (0.01)           --              --
 Class C......................     1.00         0.01            --         (0.01)           --              --
 Class Y......................     1.00         0.02            --         (0.02)           --              --
 For the Year Ended October
   31, 2004
 Class A......................     1.00        0.003            --        (0.003)           --              --
 Class B......................     1.00        0.000            --        (0.000)           --              --
 Class C......................     1.00        0.000            --        (0.000)           --              --
 Class Y......................     1.00        0.007            --        (0.007)           --              --
 For the Year Ended October
   31, 2003
 Class A......................     1.00        0.003            --        (0.003)           --              --
 Class B......................     1.00           --            --            --            --              --
 Class C......................     1.00           --            --            --            --              --
 Class Y......................     1.00        0.008            --        (0.008)           --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................     1.00        0.011            --        (0.011)           --              --
 Class B......................     1.00        0.004            --        (0.004)           --              --
 Class C......................     1.00        0.004            --        (0.004)           --              --
 Class Y......................     1.00        0.017            --        (0.017)           --              --
 For the Year Ended October
   31, 2001
 Class A......................     1.00         0.04            --         (0.04)           --              --
 Class B......................     1.00         0.03            --         (0.03)           --              --
 Class C......................     1.00         0.03            --         (0.03)           --              --
 Class Y......................     1.00         0.04            --         (0.04)           --              --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD MONEY MARKET FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    $ 1.00       1.76%(f)  $180,140        1.14%(e)           0.95%(e)        3.52%(e)    N/A
 Class B......................      1.00       1.38(f)    26,439         1.75(e)            1.70(e)         2.75(e)      --
 Class C......................      1.00       1.38(f)    15,252         1.75(e)            1.70(e)         2.75(e)      --
 Class Y......................      1.00       1.96(f)    18,124         0.61(e)            0.55(e)         3.93(e)      --
 For the Year Ended October
   31, 2005
 Class A......................      1.00       1.99      182,308         1.22               0.95(i)         1.96        N/A
 Class B......................      1.00       1.23       30,716         1.88               1.70(i)         1.16         --
 Class C......................      1.00       1.23       18,790         1.80               1.70(i)         1.19         --
 Class Y......................      1.00       2.40       16,114         0.61               0.55(i)         2.47         --
 For the Year Ended October
   31, 2004
 Class A......................      1.00       0.28      205,442         1.22               1.00            0.27        N/A
 Class B......................      1.00       0.01       45,836         1.82               1.25            0.01         --
 Class C......................      1.00       0.01       26,626         1.77               1.27            0.01         --
 Class Y......................      1.00       0.72        9,698         0.56               0.55            0.96         --
 For the Year Ended October
   31, 2003
 Class A......................      1.00       0.32      246,199         1.28               1.00            0.33        N/A
 Class B......................      1.00       0.00       67,732         2.01               1.33(i)         0.01         --
 Class C......................      1.00       0.00       29,955         1.89               1.36(i)         0.01         --
 Class Y......................      1.00       0.78        1,162         0.68               0.55            0.84         --
 For the Year Ended October
   31, 2002(h)
 Class A......................      1.00       1.09      302,862         1.30               1.00            1.06        N/A
 Class B......................      1.00       0.43       99,048         1.96               1.70            0.37         --
 Class C......................      1.00       0.42       65,894         1.82               1.70            0.37         --
 Class Y......................      1.00       1.72        2,815         0.62               0.55            1.51         --
 For the Year Ended October
   31, 2001
 Class A......................      1.00       4.02       86,748         1.19               1.00            3.63        N/A
 Class B......................      1.00       3.31       48,998         1.85               1.70            2.93         --
 Class C......................      1.00       3.31       53,873         1.82               1.70            2.93         --
 Class Y......................      1.00       4.49       33,309         0.61               0.55            4.08         --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $ 9.87       $ 0.11        $(0.12)       $(0.63)       $   --           $  --
 Class B......................     9.87         0.09         (0.10)        (0.59)           --              --
 Class C......................     9.87         0.09         (0.10)        (0.59)           --              --
 Class Y......................     9.86         0.13         (0.12)        (0.64)           --              --
 From (commencement of
   operations) September 30,
   2005, through October 31,
   2005
 Class A......................    10.00         0.02         (0.14)        (0.01)           --              --
 Class B......................    10.00         0.01         (0.14)           --            --              --
 Class C......................    10.00         0.01         (0.14)           --            --              --
 Class Y......................    10.00         0.01         (0.14)        (0.01)           --              --
THE HARTFORD SELECT MIDCAP
 GROWTH FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    10.14        (0.04)         1.64            --         (0.10)             --
 Class B......................    10.08        (0.07)         1.63            --         (0.10)             --
 Class C......................    10.08        (0.06)         1.62            --         (0.10)             --
 Class Y......................    10.17        (0.01)         1.63            --         (0.10)             --
 From (commencement of
   operations) January 1,
   2005, through October 31,
   2005
 Class A......................    10.06        (0.06)         0.14            --            --              --
 Class B......................    10.06        (0.09)         0.11            --            --              --
 Class C......................    10.06        (0.09)         0.11            --            --              --
 Class Y......................    10.06        (0.05)         0.16            --            --              --
THE HARTFORD SELECT MIDCAP
 VALUE FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    10.79           --          1.40         (0.01)        (0.24)             --
 Class B......................    10.75        (0.06)         1.41            --         (0.24)             --
 Class C......................    10.75        (0.06)         1.42            --         (0.24)             --
 Class Y......................    10.81         0.08          1.34         (0.05)        (0.24)             --
 From (commencement of
   operations) April 29, 2005,
   through October 31, 2005
 Class A......................    10.00           --          0.79            --            --              --
 Class B......................    10.00        (0.03)         0.78            --            --              --
 Class C......................    10.00        (0.03)         0.78            --            --              --
 Class Y......................    10.00         0.02          0.79            --            --              --
THE HARTFORD SELECT SMALLCAP
 GROWTH FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................     9.58        (0.05)         1.68            --            --              --
 Class B......................     9.57        (0.06)         1.66            --            --              --
 Class C......................     9.57        (0.06)         1.66            --            --              --
 Class Y......................     9.58        (0.03)         1.69            --            --              --
 From (commencement of
   operations) September 30,
   2005, through October 31,
   2005
 Class A......................    10.00        (0.01)        (0.41)           --            --              --
 Class B......................    10.00        (0.01)        (0.42)           --            --              --
 Class C......................    10.00        (0.01)        (0.42)           --            --              --
 Class Y......................    10.00           --         (0.42)           --            --              --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                 END OF      TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                 PERIOD    RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $ 9.46       2.32%(f)  $    299        38.01%(e)          0.53%(e)        2.65%(e)     --%
 Class B......................     9.47       2.01(f)       159         29.55(e)           1.30(e)         2.45(e)      --
 Class C......................     9.47       2.01(f)       130         30.14(e)           1.30(e)         2.48(e)      --
 Class Y......................     9.47       2.67(f)       111         28.90(e)           0.22(e)         3.65(e)      --
 From (commencement of
   operations) September 30,
   2005, through October 31,
   2005
 Class A......................     9.87      (1.22)(f)        47         0.63(e)           0.53(e)         4.08(e)      83
 Class B......................     9.87      (1.29)(f)        10         1.36(e)           1.26(e)         1.76(e)      --
 Class C......................     9.87      (1.29)(f)        10         1.36(e)           1.26(e)         1.76(e)      --
 Class Y......................     9.86      (1.30)(f)        10         0.28(e)           0.28(e)         2.75(e)      --
THE HARTFORD SELECT MIDCAP
 GROWTH FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    11.64      15.90(f)    23,058          1.89(e)           1.51(e)        (0.89)(e)     43
 Class B......................    11.54      15.59(f)     3,885          3.02(e)           2.14(e)        (1.51)(e)     --
 Class C......................    11.54      15.59(f)     4,061          2.79(e)           2.25(e)        (1.62)(e)     --
 Class Y......................    11.69      16.05(f)    29,727          1.07(e)           1.07(e)        (0.33)(e)     --
 From (commencement of
   operations) January 1,
   2005, through October 31,
   2005
 Class A......................    10.14       0.80(f)    14,995          2.22(e)           1.50(e)        (0.95)(e)     97
 Class B......................    10.08       0.20(f)     2,354          3.35(e)           2.25(e)        (1.70)(e)     --
 Class C......................    10.08       0.20(f)     1,741          3.26(e)           2.25(e)        (1.70)(e)     --
 Class Y......................    10.17       1.09(f)       210          1.66(e)           1.10(e)        (0.55)(e)     --
THE HARTFORD SELECT MIDCAP
 VALUE FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    11.94      13.21(f)    39,419          1.65(e)           1.55(e)        (0.06)(e)     35
 Class B......................    11.86      12.79(f)     3,429          2.63(e)           2.28(e)        (0.79)(e)     --
 Class C......................    11.87      12.89(f)     5,660          2.48(e)           2.30(e)        (0.81)(e)     --
 Class Y......................    11.94      13.42(f)       613          1.28(e)           1.15(e)         0.36(e)      --
 From (commencement of
   operations) April 29, 2005,
   through October 31, 2005
 Class A......................    10.79       7.90(f)    22,423          1.67(e)           1.55(e)        (0.08)(e)     30
 Class B......................    10.75       7.50(f)     1,714          2.64(e)           2.30(e)        (0.92)(e)     --
 Class C......................    10.75       7.50(f)     2,885          2.53(e)           2.30(e)        (0.96)(e)     --
 Class Y......................    10.81       8.10(f)       541          1.36(e)           1.15(e)         0.37(e)      --
THE HARTFORD SELECT SMALLCAP
 GROWTH FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    11.21      17.01(f)     7,352          2.76(e)           1.65(e)        (1.04)(e)     30
 Class B......................    11.17      16.72(f)       440          3.88(e)           2.40(e)        (1.80)(e)     --
 Class C......................    11.17      16.72(f)       618          3.81(e)           2.40(e)        (1.79)(e)     --
 Class Y......................    11.24      17.33(f)       225          2.46(e)           1.20(e)        (0.59)(e)     --
 From (commencement of
   operations) September 30,
   2005, through October 31,
   2005
 Class A......................     9.58      (4.20)(f)     5,217         1.65(e)           1.65(e)        (0.76)(e)      4
 Class B......................     9.57      (4.30)(f)       199         2.40(e)           2.40(e)        (1.51)(e)     --
 Class C......................     9.57      (4.30)(f)       204         2.39(e)           2.39(e)        (1.52)(e)     --
 Class Y......................     9.58      (4.20)(f)       192         1.20(e)           1.20(e)        (0.31)(e)     --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD SHORT DURATION
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $ 9.85       $ 0.17        $(0.02)       $(0.17)       $   --           $  --
 Class B......................     9.85         0.13         (0.02)        (0.13)           --              --
 Class C......................     9.85         0.13         (0.02)        (0.13)           --              --
 Class Y......................     9.84         0.18         (0.03)        (0.18)           --              --
 For the Year Ended October
   31, 2005
 Class A......................    10.08         0.33         (0.24)        (0.32)           --              --
 Class B......................    10.08         0.25         (0.23)        (0.25)           --              --
 Class C......................    10.08         0.25         (0.23)        (0.25)           --              --
 Class Y......................    10.07         0.35         (0.23)        (0.35)           --              --
 For the Year Ended October
   31, 2004
 Class A......................    10.14         0.30         (0.06)        (0.30)           --              --
 Class B......................    10.14         0.23         (0.06)        (0.23)           --              --
 Class C......................    10.14         0.23         (0.06)        (0.23)           --              --
 From inception November 28,
   2003, through October 31,
   2004
 Class Y......................    10.11         0.30         (0.04)        (0.30)           --              --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.00         0.30          0.14         (0.30)           --              --
 Class B......................    10.00         0.23          0.14         (0.23)           --              --
 Class C......................    10.00         0.23          0.14         (0.23)           --              --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                 END OF      TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                 PERIOD    RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD SHORT DURATION
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $ 9.83       1.50%(f)  $ 25,737         1.10%(e)          0.90%(e)        3.42%(e)     60%
 Class B......................     9.83       1.12(f)     7,427          1.93(e)           1.65(e)         2.68(e)      --
 Class C......................     9.83       1.12(f)    16,626          1.83(e)           1.65(e)         2.67(e)      --
 Class Y......................     9.81       1.52(f)    78,839          0.68(e)           0.65(e)         3.66(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     9.85       0.92       29,212          1.05              0.90            3.23        123
 Class B......................     9.85       0.17        8,814          1.89              1.65            2.47         --
 Class C......................     9.85       0.17       22,973          1.78              1.65            2.47         --
 Class Y......................     9.84       1.18       82,439          0.67              0.65            3.53         --
 For the Year Ended October
   31, 2004
 Class A......................    10.08       2.40       39,148          1.06              0.95            2.95        108
 Class B......................    10.08       1.68       12,267          1.84              1.65            2.26         --
 Class C......................    10.08       1.68       34,949          1.76              1.65            2.26         --
 From inception November 28,
   2003, through October 31,
   2004
 Class Y......................    10.07       2.62(f)    31,429          0.61(e)           0.60(e)         3.03(e)      --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.14       4.48(f)    32,753          1.34(e)           0.95(e)         3.14(e)     113
 Class B......................    10.14       3.77(f)    10,206          2.09(e)           1.65(e)         2.46(e)      --
 Class C......................    10.14       3.77(f)    30,660          1.96(e)           1.65(e)         2.44(e)      --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD SMALL COMPANY
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $18.45       $(0.09)       $ 4.75        $   --        $   --           $  --
 Class B......................    17.20        (0.16)         4.44            --            --              --
 Class C......................    17.22        (0.17)         4.44            --            --              --
 Class Y......................    19.33        (0.03)         4.98            --            --              --
 For the Year Ended October
   31, 2005
 Class A......................    15.09        (0.16)         3.52            --            --              --
 Class B......................    14.17        (0.29)         3.32            --            --              --
 Class C......................    14.19        (0.29)         3.32            --            --              --
 Class Y......................    15.74        (0.07)         3.66            --            --              --
 For the Year Ended October
   31, 2004
 Class A......................    14.28        (0.18)         0.99            --            --              --
 Class B......................    13.51        (0.27)         0.93            --            --              --
 Class C......................    13.52        (0.28)         0.95            --            --              --
 Class Y......................    14.83        (0.06)         0.97            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................     9.93        (0.13)         4.48            --            --              --
 Class B......................     9.46        (0.20)         4.25            --            --              --
 Class C......................     9.47        (0.20)         4.25            --            --              --
 Class Y......................    10.27        (0.09)         4.65            --            --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................    12.00        (0.12)        (1.95)           --            --              --
 Class B......................    11.52        (0.20)        (1.86)           --            --              --
 Class C......................    11.53        (0.20)        (1.86)           --            --              --
 Class Y......................    12.35        (0.06)        (2.02)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    18.08        (0.08)        (5.41)           --         (0.59)             --
 Class B......................    17.49        (0.16)        (5.22)           --         (0.59)             --
 Class C......................    17.51        (0.19)        (5.20)           --         (0.59)             --
 Class Y......................    18.50        (0.02)        (5.54)           --         (0.59)             --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                 END OF      TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                 PERIOD    RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD SMALL COMPANY
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $23.11      25.26%(f)  $192,248         1.49%(e)          1.40%(e)       (0.88%)(e)     67%
 Class B......................    21.48      24.88(f)    62,739          2.32(e)           2.10(e)        (1.58)(e)     --
 Class C......................    21.49      24.80(f)    50,682          2.24(e)           2.15(e)        (1.63)(e)     --
 Class Y......................    24.28      25.61(f)    92,707          1.01(e)           0.96(e)        (0.37)(e)     --
 For the Year Ended October
   31, 2005
 Class A......................    18.45      22.27      159,577          1.57              1.40           (0.88)       104
 Class B......................    17.20      21.38       56,664          2.39              2.15           (1.63)        --
 Class C......................    17.22      21.35       44,564          2.30              2.15           (1.63)        --
 Class Y......................    19.33      22.81       43,274          0.97              0.97           (0.43)        --
 For the Year Ended October
   31, 2004
 Class A......................    15.09       5.67      156,278          1.62              1.45           (1.15)       142
 Class B......................    14.17       4.88       58,438          2.40              2.15           (1.85)        --
 Class C......................    14.19       4.96       49,327          2.30              2.15           (1.85)        --
 Class Y......................    15.74       6.14       15,731          0.99              0.99           (0.71)        --
 For the Year Ended October
   31, 2003
 Class A......................    14.28      43.81      141,327          1.63              1.45           (1.19)       179
 Class B......................    13.51      42.81       58,286          2.36              2.15           (1.89)        --
 Class C......................    13.52      42.77       52,010          2.23              2.15           (1.88)        --
 Class Y......................    14.83      44.40       14,472          1.05              1.00           (0.73)        --
 For the Year Ended October
   31, 2002(h)
 Class A......................     9.93     (17.25)      96,302          1.64              1.45           (0.97)       226
 Class B......................     9.46     (17.88)      41,439          2.31              2.15           (1.67)        --
 Class C......................     9.47     (17.87)      38,938          2.20              2.15           (1.65)        --
 Class Y......................    10.27     (16.84)      10,834          1.00              1.00           (0.53)        --
 For the Year Ended October
   31, 2001
 Class A......................    12.00     (31.36)     116,398          1.51              1.45           (0.64)       224
 Class B......................    11.52     (31.80)      49,738          2.19              2.15           (1.34)        --
 Class C......................    11.53     (31.82)      51,234          2.17              2.15           (1.34)        --
 Class Y......................    12.35     (31.02)      33,473          0.95              0.95           (0.14)        --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $28.30       $(0.03)      $  4.01        $  --         $    --          $  --
 Class B......................    25.57        (0.13)         3.64           --              --             --
 Class C......................    25.56        (0.13)         3.62           --              --             --
 Class H......................    25.69        (0.13)         3.68           --              --             --
 Class L......................    28.36        (0.02)         4.05           --              --             --
 Class M......................    25.66        (0.12)         3.66           --              --             --
 Class N......................    25.69        (0.12)         3.66           --              --             --
 Class Y......................    28.74         0.01          4.12           --              --             --
 For the Year Ended October
   31, 2005
 Class A......................    24.60        (0.15)         3.85           --              --             --
 Class B......................    22.39        (0.32)         3.50           --              --             --
 Class C......................    22.39        (0.28)         3.45           --              --             --
 Class H......................    22.46        (0.34)         3.57           --              --             --
 Class L......................    24.60        (0.13)         3.89           --              --             --
 Class M......................    22.44        (0.33)         3.55           --              --             --
 Class N......................    22.46        (0.33)         3.56           --              --             --
 Class Y......................    24.88        (0.04)         3.90           --              --             --
 For the Year Ended October
   31, 2004
 Class A......................    22.91        (0.15)         1.84           --              --             --
 Class B......................    20.99        (0.28)         1.68           --              --             --
 Class C......................    20.99        (0.27)         1.67           --              --             --
 Class H......................    21.02        (0.34)         1.78           --              --             --
 Class L......................    22.90        (0.19)         1.89           --              --             --
 Class M......................    21.00        (0.32)         1.76           --              --             --
 Class N......................    21.02        (0.31)         1.75           --              --             --
 Class Y......................    23.06        (0.02)         1.84           --              --             --
 For the Year Ended October
   31, 2003
 Class A......................    15.57        (0.09)         7.43           --              --             --
 Class B......................    14.36        (0.15)         6.78           --              --             --
 Class C......................    14.35        (0.16)         6.80           --              --             --
 Class H......................    14.37        (0.25)         6.90           --              --             --
 Class L......................    15.56        (0.15)         7.49           --              --             --
 Class M......................    14.36        (0.24)         6.88           --              --             --
 Class N......................    14.37        (0.24)         6.89           --              --             --
 Class Y......................    15.61        (0.08)         7.53           --              --             --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    20.21        (0.06)        (4.58)          --              --             --
 Class B......................    18.73        (0.08)        (4.29)          --              --             --
 Class C......................    18.73        (0.09)        (4.29)          --              --             --
 Class Y......................    20.21        (0.08)        (4.52)          --              --             --
 For the Year Ended October
   31, 2002
 Class H......................    17.71        (0.36)        (2.65)          --           (0.33)            --
 Class L......................    19.04        (0.20)        (2.95)          --           (0.33)            --
 Class M......................    17.70        (0.33)        (2.68)          --           (0.33)            --
 Class N......................    17.71        (0.34)        (2.67)          --           (0.33)            --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................    19.77        (0.04)        (2.02)          --              --             --
 Class L......................    21.24        (0.03)        (2.17)          --              --             --
 Class M......................    19.76        (0.04)        (2.02)          --              --             --
 Class N......................    19.77        (0.04)        (2.02)          --              --             --
 For the Year Ended August 31,
   2001
 Class H......................    57.72        (0.72)       (24.24)          --          (12.99)            --
 Class L......................    60.44        (0.17)       (26.04)          --          (12.99)            --
 Class M......................    57.66        (0.68)       (24.23)          --          (12.99)            --
 Class N......................    57.71        (0.71)       (24.24)          --          (12.99)            --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    $32.28      14.06(f)  $165,311         1.57%(e)           1.31%(e)       (0.31%)(e)     32%
 Class B......................     29.08      13.73(f)    20,916         2.37(e)            2.02(e)        (0.99)(e)     --
 Class C......................     29.05      13.65(f)    24,376         2.23(e)            2.15(e)        (1.12)(e)     --
 Class H......................     29.24      13.82(f)    15,811         1.89(e)            1.89(e)        (0.85)(e)     --
 Class L......................     32.39      14.21(f)   129,063         1.14(e)            1.14(e)        (0.10)(e)     --
 Class M......................     29.20      13.80(f)    16,081         1.89(e)            1.89(e)        (0.85)(e)     --
 Class N......................     29.23      13.78(f)     6,380         1.89(e)            1.89(e)        (0.85)(e)     --
 Class Y......................     32.87      14.37(f)   113,273         0.91(e)            0.91(e)         0.12(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     28.30      15.04       66,403         1.62               1.40           (0.65)        81
 Class B......................     25.57      14.20       16,230         2.51               2.15           (1.40)        --
 Class C......................     25.56      14.16       15,668         2.33               2.15           (1.40)        --
 Class H......................     25.69      14.38       15,245         1.96               1.96           (1.21)        --
 Class L......................     28.36      15.28      119,114         1.21               1.21           (0.46)        --
 Class M......................     25.66      14.35       15,461         1.96               1.96           (1.21)        --
 Class N......................     25.69      14.38        5,969         1.96               1.96           (1.21)        --
 Class Y......................     28.74      15.52       55,933         0.98               0.98           (0.23)        --
 For the Year Ended October
   31, 2004
 Class A......................     24.60       7.38       42,962         1.77               1.45           (0.81)       102
 Class B......................     22.39       6.67       11,930         2.59               2.15           (1.51)        --
 Class C......................     22.39       6.67       10,140         2.38               2.15           (1.51)        --
 Class H......................     22.46       6.85       17,328         1.98               1.98           (1.34)        --
 Class L......................     24.60       7.42      114,266         1.43               1.43           (0.79)        --
 Class M......................     22.44       6.86       16,154         1.98               1.98           (1.34)        --
 Class N......................     22.46       6.85        6,115         1.98               1.98           (1.34)        --
 Class Y......................     24.88       7.89        5,788         1.03               1.03           (0.47)        --
 For the Year Ended October
   31, 2003
 Class A......................     22.91      47.14       17,544         1.61               1.45           (0.83)       122
 Class B......................     20.99      46.17        6,571         2.31               2.15           (1.53)        --
 Class C......................     20.99      46.27        5,076         2.22               2.15           (1.53)        --
 Class H......................     21.02      46.28       20,767         2.05               2.05           (1.40)        --
 Class L......................     22.90      47.17      112,621         1.50               1.45           (0.80)        --
 Class M......................     21.00      46.24       17,992         2.05               2.05           (1.40)        --
 Class N......................     21.02      46.28        6,110         2.05               2.05           (1.40)        --
 Class Y......................     23.06      47.72            1         1.11               1.10           (0.46)        --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................     15.57     (22.97)(f)     3,457        1.82(e)            1.45(e)        (0.93)(e)     93
 Class B......................     14.36     (23.31)(f)     1,756        2.52(e)            2.15(e)        (1.60)(e)     --
 Class C......................     14.35     (23.37)(f)     1,432        2.38(e)            2.15(e)        (1.60)(e)     --
 Class Y......................     15.61     (22.77)(f)         1        1.06(e)            1.00(e)        (0.60)(e)     --
 For the Year Ended October
   31, 2002
 Class H......................     14.37     (17.41)      16,675         2.05               2.05           (1.65)        93
 Class L......................     15.56     (16.92)      86,414         1.50               1.45           (1.06)        --
 Class M......................     14.36     (17.42)      13,714         2.05               2.05           (1.65)        --
 Class N......................     14.37     (17.41)       4,757         2.05               2.05           (1.65)        --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................     17.71     (10.42)(f)    23,059        2.05(e)            2.05(e)        (1.57)(e)     17
 Class L......................     19.04     (10.36)(f)   121,440        1.50(e)            1.50(e)        (1.02)(e)     --
 Class M......................     17.70     (10.43)(f)    18,115        2.05(e)            2.05(e)        (1.57)(e)     --
 Class N......................     17.71     (10.42)(f)     6,495        2.05(e)            2.05(e)        (1.57)(e)     --
 For the Year Ended August 31,
   2001
 Class H......................     19.77     (50.88)      26,051         1.94               1.94           (1.12)       151
 Class L......................     21.24     (50.60)     138,175         1.39               1.39           (0.57)        --
 Class M......................     19.76     (50.84)      20,522         1.94               1.94           (1.12)        --
 Class N......................     19.77     (50.87)       7,278         1.94               1.94           (1.12)        --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD STOCK FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $18.39       $ 0.06        $ 1.93        $(0.04)       $   --           $  --
 Class B......................    17.23        (0.02)         1.80            --            --              --
 Class C......................    17.35        (0.01)         1.81            --            --              --
 Class Y......................    19.18         0.11          2.01         (0.14)           --              --
 For the Year Ended October
   31, 2005
 Class A......................    16.76         0.16          1.57         (0.10)           --              --
 Class B......................    15.76           --          1.47            --            --              --
 Class C......................    15.84         0.04          1.47            --            --              --
 Class Y......................    17.49         0.24          1.66         (0.21)           --              --
 For the Year Ended October
   31, 2004
 Class A......................    16.21         0.03          0.52            --            --              --
 Class B......................    15.35        (0.10)         0.51            --            --              --
 Class C......................    15.41        (0.08)         0.51            --            --              --
 Class Y......................    16.81         0.10          0.58            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................    13.73         0.04          2.44            --            --              --
 Class B......................    13.10        (0.07)         2.32            --            --              --
 Class C......................    13.13        (0.05)         2.33            --            --              --
 Class Y......................    14.15         0.12          2.54            --            --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................    16.89           --         (3.16)           --            --              --
 Class B......................    16.24        (0.12)        (3.02)           --            --              --
 Class C......................    16.23        (0.08)        (3.02)           --            --              --
 Class Y......................    17.31         0.10         (3.26)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    23.40         0.02         (5.45)           --         (1.08)             --
 Class B......................    22.69        (0.09)        (5.28)           --         (1.08)             --
 Class C......................    22.68        (0.08)        (5.29)           --         (1.08)             --
 Class Y......................    23.85         0.09         (5.55)           --         (1.08)             --
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................     9.82         0.09          0.98         (0.78)           --              --
 Class B......................     9.82         0.05          0.42         (0.69)           --              --
 Class C......................     9.82         0.06          0.42         (0.69)           --              --
 Class Y......................     9.83         0.10          0.42         (0.82)           --              --
 From (commencement of
   operations) September 30,
   2005, through October 31,
   2005
 Class A......................    10.00         0.02         (0.20)           --            --              --
 Class B......................    10.00         0.01         (0.19)           --            --              --
 Class C......................    10.00         0.01         (0.19)           --            --              --
 Class Y......................    10.00         0.02         (0.19)           --            --              --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD STOCK FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................    $20.34      10.83(f) $  728,805         1.40%(e)           1.25%(e)       0.62%(e)     62%
 Class B......................     19.01      10.33(f)    261,935         2.21(e)            2.08(e)       (0.21)(e)     --
 Class C......................     19.15      10.37(f)    176,987         2.07(e)            2.02(e)       (0.15)(e)     --
 Class Y......................     21.16      11.06(f)    126,663         0.81(e)            0.76(e)        1.12(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     18.39      10.36       727,492         1.42               1.33           0.89         62
 Class B......................     17.23       9.33       278,445         2.23               2.23          (0.02)        --
 Class C......................     17.35       9.53       182,587         2.09               2.09           0.17         --
 Class Y......................     19.18      10.91       107,578         0.83               0.83           1.24         --
 For the Year Ended October
   31, 2004
 Class A......................     16.76       3.39       952,606         1.42               1.42           0.18         29
 Class B......................     15.76       2.67       343,148         2.18               2.18          (0.59)        --
 Class C......................     15.84       2.79       256,271         2.03               2.03          (0.44)        --
 Class Y......................     17.49       4.04        80,932         0.80               0.80           0.80         --
 For the Year Ended October
   31, 2003
 Class A......................     16.21      18.06       976,663         1.47               1.45           0.26         37
 Class B......................     15.35      17.18       376,437         2.20               2.18          (0.47)        --
 Class C......................     15.41      17.36       311,874         2.07               2.07          (0.36)        --
 Class Y......................     16.81      18.80        42,894         0.88               0.88           0.84         --
 For the Year Ended October
   31, 2002(h)
 Class A......................     13.73     (18.71)      880,371         1.47               1.42          (0.01)        48
 Class B......................     13.10     (19.34)      351,382         2.15               2.15          (0.74)        --
 Class C......................     13.13     (19.10)      313,173         2.03               2.03          (0.62)        --
 Class Y......................     14.15     (18.26)       34,116         0.85               0.85           0.58         --
 For the Year Ended October
   31, 2001
 Class A......................     16.89     (24.28)    1,031,549         1.33               1.28           0.05         38
 Class B......................     16.24     (24.80)      470,035         2.00               2.00          (0.67)        --
 Class C......................     16.23     (24.81)      430,238         1.99               1.99          (0.66)        --
 Class Y......................     17.31     (23.93)       27,004         0.79               0.79           0.54         --
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................     10.11       5.41(f)      1,194        14.49(e)            0.53(e)        2.37(e)      19
 Class B......................      9.60       4.92(f)        145        24.18(e)            1.28(e)        1.34(e)      --
 Class C......................      9.60       4.95(f)        132        21.91(e)            1.28(e)        1.50(e)      --
 Class Y......................      9.53       5.53(f)        132        20.67(e)            0.21(e)        2.56(e)      --
 From (commencement of
   operations) September 30,
   2005, through October 31,
   2005
 Class A......................      9.82      (1.80)(f)         11        0.65(e)            0.49(e)        2.53(e)      12
 Class B......................      9.82      (1.80)(f)         10        1.41(e)            1.26(e)        1.61(e)      --
 Class C......................      9.82      (1.80)(f)         10        1.41(e)            1.27(e)        1.60(e)      --
 Class Y......................      9.83      (1.70)(f)         10        0.32(e)            0.21(e)        2.65(e)      --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $ 9.79       $ 0.14        $ 0.67        $(0.31)       $   --           $  --
 Class B......................     9.78         0.09          0.69         (0.23)           --              --
 Class C......................     9.78         0.17          0.61         (0.23)           --              --
 Class Y......................     9.79         0.22          0.60         (0.35)           --              --
 From (commencement of
   operations) September 30,
   2005, through October 31,
   2005
 Class A......................    10.00         0.01         (0.22)           --            --              --
 Class B......................    10.00         0.01         (0.23)           --            --              --
 Class C......................    10.00         0.01         (0.23)           --            --              --
 Class Y......................    10.00         0.01         (0.22)           --            --              --
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................     9.75         0.02          0.75         (1.29)           --              --
 Class B......................     9.74         0.01          0.74         (1.22)           --              --
 Class C......................     9.74         0.03          0.72         (1.22)           --              --
 Class Y......................     9.75         0.08          0.72         (1.33)           --              --
 From (commencement of
   operations) September 30,
   2005, through October 31,
   2005
 Class A......................    10.00         0.01         (0.26)           --            --              --
 Class B......................    10.00           --         (0.26)           --            --              --
 Class C......................    10.00           --         (0.26)           --            --              --
 Class Y......................    10.00         0.01         (0.26)           --            --              --
THE HARTFORD TAX-FREE
 CALIFORNIA FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    10.32         0.19         (0.02)        (0.19)        (0.01)             --
 Class B......................    10.31         0.15         (0.02)        (0.15)        (0.01)             --
 Class C......................    10.33         0.15         (0.02)        (0.15)        (0.01)             --
 For the Year Ended October
   31, 2005
 Class A......................    10.32         0.38            --         (0.38)           --              --
 Class B......................    10.31         0.29          0.01         (0.30)           --              --
 Class C......................    10.33         0.29          0.01         (0.30)           --              --
 For the Year Ended October
   31, 2004
 Class A......................     9.93         0.38          0.41         (0.40)           --              --
 Class B......................     9.92         0.34          0.38         (0.33)           --              --
 Class C......................     9.93         0.32          0.41         (0.33)           --              --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.00         0.37         (0.07)        (0.37)           --              --
 Class B......................    10.00         0.30         (0.08)        (0.30)           --              --
 Class C......................    10.00         0.30         (0.07)        (0.30)           --              --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................    $10.29       8.42(f) $      574        14.45%(e)           0.51%(e)       2.75%(e)     39%
 Class B......................     10.33       8.06(f)         33        15.38(e)            1.27(e)        1.79(e)      --
 Class C......................     10.33       8.05(f)         26        16.10(e)            1.27(e)        3.32(e)      --
 Class Y......................     10.26       8.52(f)         11        14.02(e)            0.21(e)        4.48(e)      --
 From (commencement of
   operations) September 30,
   2005, through October 31,
   2005
 Class A......................      9.79      (2.10)(f)        144        0.66(e)            0.51(e)        2.77(e)      28
 Class B......................      9.78      (2.20)(f)         10        1.37(e)            1.25(e)        0.86(e)      --
 Class C......................      9.78      (2.20)(f)         10        1.37(e)            1.26(e)        0.85(e)      --
 Class Y......................      9.79      (2.10)(f)         10        0.29(e)            0.20(e)        1.91(e)      --
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................      9.23       8.48(f)        163        33.10(e)            0.49(e)        0.44(e)      56
 Class B......................      9.27       8.17(f)         78        37.59(e)            1.25(e)        0.34(e)      --
 Class C......................      9.27       8.18(f)         49        37.39(e)            1.25(e)        0.58(e)      --
 Class Y......................      9.22       8.75(f)         31        37.25(e)            0.19(e)        1.78(e)      --
 From (commencement of
   operations) September 30,
   2005, through October 31,
   2005
 Class A......................      9.75      (2.50)(f)         10        0.69(e)            0.48(e)        0.76(e)      14
 Class B......................      9.74      (2.60)(f)         10        1.39(e)            1.24(e)          --(e)      --
 Class C......................      9.74      (2.60)(f)          9        1.39(e)            1.24(e)          --(e)      --
 Class Y......................      9.75      (2.50)(f)         10        0.34(e)            0.19(e)        1.05(e)      --
THE HARTFORD TAX-FREE
 CALIFORNIA FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................     10.29       1.59(f)     18,396         0.98(e)            0.90(e)        3.65(e)       2
 Class B......................     10.28       1.21(f)      1,577         1.76(e)            1.65(e)        2.90(e)      --
 Class C......................     10.30       1.21(f)      2,086         1.77(e)            1.65(e)        2.90(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     10.32       3.69        15,601         1.02               0.90           3.64         31
 Class B......................     10.31       2.92         1,305         1.80               1.65           2.90         --
 Class C......................     10.33       2.91         1,937         1.80               1.65           2.90         --
 For the Year Ended October
   31, 2004
 Class A......................     10.32       8.15        14,846         1.03               0.95           3.85         41
 Class B......................     10.31       7.40         1,017         1.84               1.65           3.12         --
 Class C......................     10.33       7.49         1,448         1.85               1.65           3.06         --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................      9.93       3.06(f)     10,799         1.57(e)            0.95(e)        3.73(e)      64
 Class B......................      9.92       2.23(f)      1,827         2.32(e)            1.65(e)        3.07(e)      --
 Class C......................      9.93       2.34(f)      1,230         2.18(e)            1.65(e)        3.02(e)      --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE TAX-FREE MINNESOTA FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $10.22       $ 0.20        $(0.06)       $(0.20)       $(0.02)           $--
 Class B......................    10.23         0.16         (0.06)        (0.16)        (0.02)           --
 Class C......................    10.25         0.16         (0.06)        (0.16)        (0.02)           --
 Class E......................    10.28         0.20         (0.06)        (0.20)        (0.02)           --
 Class H......................    10.28         0.16         (0.06)        (0.16)        (0.02)           --
 Class L......................    10.25         0.20         (0.06)        (0.20)        (0.02)           --
 Class M......................    10.27         0.16         (0.06)        (0.16)        (0.02)           --
 Class N......................    10.27         0.16         (0.06)        (0.16)        (0.02)           --
 Class Y......................    10.22         0.20         (0.06)        (0.20)        (0.02)           --
 For the Year Ended October
   31, 2005(h)
 Class A......................    10.44         0.39         (0.22)        (0.39)           --            --
 Class B......................    10.45         0.31         (0.21)        (0.32)           --            --
 Class C......................    10.46         0.32         (0.21)        (0.32)           --            --
 Class E......................    10.50         0.39         (0.21)        (0.40)           --            --
 Class H......................    10.49         0.31         (0.20)        (0.32)           --            --
 Class L......................    10.47         0.39         (0.22)        (0.39)           --            --
 Class M......................    10.48         0.31         (0.20)        (0.32)           --            --
 Class N......................    10.49         0.31         (0.21)        (0.32)           --            --
 Class Y......................    10.44         0.40         (0.23)        (0.39)           --            --
 For the Year Ended October
   31, 2004
 Class A......................    10.46         0.41          0.24         (0.40)        (0.27)           --
 Class B......................    10.46         0.33          0.25         (0.32)        (0.27)           --
 Class C......................    10.48         0.33          0.24         (0.32)        (0.27)           --
 Class E......................    10.52         0.43          0.25         (0.43)        (0.27)           --
 Class H......................    10.51         0.37          0.20         (0.32)        (0.27)           --
 Class L......................    10.49         0.41          0.24         (0.40)        (0.27)           --
 Class M......................    10.50         0.36          0.21         (0.32)        (0.27)           --
 Class N......................    10.50         0.33          0.25         (0.32)        (0.27)           --
 Class Y......................    10.47         0.43          0.24         (0.43)        (0.27)           --
 For the Year Ended October
   31, 2003(h)
 Class A......................    10.46         0.38          0.05         (0.38)        (0.05)           --
 Class B......................    10.47         0.31          0.04         (0.31)        (0.05)           --
 Class C......................    10.48         0.31          0.05         (0.31)        (0.05)           --
 Class E......................    10.53         0.41          0.05         (0.42)        (0.05)           --
 Class H......................    10.52         0.30          0.06         (0.32)        (0.05)           --
 Class L......................    10.49         0.39          0.05         (0.39)        (0.05)           --
 Class M......................    10.49         0.31          0.07         (0.32)        (0.05)           --
 Class N......................    10.51         0.31          0.05         (0.32)        (0.05)           --
 Class Y......................    10.49         0.40          0.06         (0.43)        (0.05)           --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    10.29         0.26          0.16         (0.25)           --            --
 Class B......................    10.27         0.20          0.20         (0.20)           --            --
 Class C......................    10.27         0.20          0.21         (0.20)           --            --
 Class Y......................    10.29         0.29          0.20         (0.29)           --            --
 For the Year Ended October
   31, 2002
 Class E......................    10.45         0.40          0.07         (0.39)           --            --
 Class H......................    10.44         0.29          0.07         (0.28)           --            --
 Class L......................    10.42         0.37          0.06         (0.36)           --            --
 Class M......................    10.42         0.29          0.06         (0.28)           --            --
 Class N......................    10.44         0.29          0.06         (0.28)           --            --
 For the One-Month Period
   Ended October 31, 2001
 Class E......................    10.35         0.04          0.10         (0.04)           --            --
 Class H......................    10.34         0.03          0.10         (0.03)           --            --
 Class L......................    10.31         0.04          0.11         (0.04)           --            --
 Class M......................    10.31         0.03          0.11         (0.03)           --            --
 Class N......................    10.34         0.03          0.10         (0.03)           --            --
 For the Year Ended September
   30, 2001
 Class E......................     9.91         0.48          0.45         (0.49)           --            --
 Class H......................     9.91         0.38          0.44         (0.39)           --            --
 Class L......................     9.88         0.45          0.45         (0.47)           --            --
 Class M......................     9.88         0.38          0.44         (0.39)           --            --
 Class N......................     9.90         0.38          0.45         (0.39)           --            --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE TAX-FREE MINNESOTA FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    $10.14        1.34%(f)  $  6,167       1.24%(e)           0.85%(e)        3.93%(e)      3%
 Class B......................     10.15        0.96(f)       780        1.99(e)            1.60(e)         3.18(e)      --
 Class C......................     10.17        0.96(f)       390        1.97(e)            1.60(e)         3.18(e)      --
 Class E......................     10.20        1.34(f)    24,596        0.86(e)            0.86(e)         3.92(e)      --
 Class H......................     10.20        0.96(f)       117        1.86(e)            1.60(e)         3.18(e)      --
 Class L......................     10.17        1.31(f)     2,768        1.11(e)            0.90(e)         3.88(e)      --
 Class M......................     10.19        0.96(f)       124        1.86(e)            1.60(e)         3.18(e)      --
 Class N......................     10.19        0.96(f)       189        1.86(e)            1.60(e)         3.18(e)      --
 Class Y......................     10.14        1.34(f)        10        0.87(e)            0.87(e)         3.91(e)      --
 For the Year Ended October
   31, 2005(h)
 Class A......................     10.22        1.66       5,547         1.26               0.85            3.76         10
 Class B......................     10.23        0.91         814         2.02               1.60            3.01         --
 Class C......................     10.25        1.01         418         2.03               1.60            3.02         --
 Class E......................     10.28        1.68      25,770         0.87               0.87            3.72         --
 Class H......................     10.28        1.00         116         1.87               1.60            3.00         --
 Class L......................     10.25        1.62       2,890         1.12               0.90            3.70         --
 Class M......................     10.27        1.00         127         1.87               1.60            2.99         --
 Class N......................     10.27        0.91         197         1.87               1.60            3.00         --
 Class Y......................     10.22        1.66          10         0.90               0.90            3.83         --
 For the Year Ended October
   31, 2004
 Class A......................     10.44        6.37       4,286         1.27               0.98            3.87         13
 Class B......................     10.45        5.71         645         1.99               1.68            3.16         --
 Class C......................     10.46        5.60         321         1.98               1.69            3.15         --
 Class E......................     10.50        6.62      27,346         0.82               ..82            4.03         --
 Class H......................     10.49        5.61         116         1.82               1.68            3.16         --
 Class L......................     10.47        6.41       2,765         1.07               0.96            3.88         --
 Class M......................     10.48        5.61         206         1.82               1.70            3.14         --
 Class N......................     10.49        5.71         214         1.82               1.68            3.17         --
 Class Y......................     10.44        6.58           1         0.85               0.85            4.07         --
 For the Year Ended October
   31, 2003(h)
 Class A......................     10.46        4.23       3,242         1.50               1.15            3.58         17
 Class B......................     10.46        3.42         532         2.21               1.85            2.88         --
 Class C......................     10.48        3.51         414         2.09               1.85            2.88         --
 Class E......................     10.52        4.50      29,784         0.83               0.80            3.92         --
 Class H......................     10.51        3.46         155         1.81               1.78            2.89         --
 Class L......................     10.49        4.34       2,922         1.07               1.05            3.67         --
 Class M......................     10.50        3.67         454         1.82               1.80            2.92         --
 Class N......................     10.50        3.47         212         1.83               1.80            2.92         --
 Class Y......................     10.47        4.50           1         0.91               0.80            3.82         --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................     10.46        4.16(f)     2,073        1.37(e)            1.15(e)         3.57(e)      36
 Class B......................     10.47        3.93(f)       238        2.09(e)            1.85(e)         2.73(e)      --
 Class C......................     10.48        4.03(f)       304        1.92(e)            1.85(e)         2.79(e)      --
 Class Y......................     10.49        4.92(f)         1        0.65(e)            0.65(e)         3.83(e)      --
 For the Year Ended October
   31, 2002
 Class E......................     10.53        4.58      31,414         0.79               0.79            3.81         36
 Class H......................     10.52        3.56         577         1.81               1.81            2.81         --
 Class L......................     10.49        4.22       3,344         1.04               1.04            3.56         --
 Class M......................     10.49        3.46         562         1.79               1.79            2.81         --
 Class N......................     10.51        3.46         203         1.79               1.79            2.81         --
 For the One-Month Period
   Ended October 31, 2001
 Class E......................     10.45        1.33(f)    32,533        0.84(e)            0.84(e)         4.28(e)      --
 Class H......................     10.44        1.25(f)     1,094        1.84(e)            1.84(e)         3.28(e)      --
 Class L......................     10.42        1.41(f)     3,543        1.09(e)            1.09(e)         4.03(e)      --
 Class M......................     10.42        1.35(f)       772        1.84(e)            1.84(e)         3.28(e)      --
 Class N......................     10.44        1.25(f)       203        1.84(e)            1.84(e)         3.28(e)      --
 For the Year Ended September
   30, 2001
 Class E......................     10.35        9.58      32,259         0.85               0.85            4.70         18
 Class H......................     10.34        8.43       1,086         1.85               1.85            3.70         --
 Class L......................     10.31        9.24       3,570         1.10               1.10            4.45         --
 Class M......................     10.31        8.45         789         1.85               1.85            3.70         --
 Class N......................     10.34        8.55         200         1.85               1.85            3.70         --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD TAX-FREE NATIONAL
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $11.13       $0.22         $(0.01)       $(0.22)       $(0.08)          $  --
 Class B......................    11.06        0.18          (0.01)        (0.18)        (0.08)             --
 Class C......................    11.09        0.18          (0.01)        (0.18)        (0.08)             --
 Class E......................    11.12        0.23          (0.01)        (0.23)        (0.08)             --
 Class H......................    11.09        0.18          (0.01)        (0.18)        (0.08)             --
 Class L......................    11.10        0.22             --         (0.22)        (0.08)             --
 Class M......................    11.09        0.18          (0.01)        (0.18)        (0.08)             --
 Class N......................    11.07        0.18          (0.01)        (0.18)        (0.08)             --
 Class Y......................    11.11        0.23          (0.01)        (0.23)        (0.08)             --
 For the Year Ended October
   31, 2005(h)
 Class A......................    11.22        0.43          (0.09)        (0.43)           --              --
 Class B......................    11.15        0.35          (0.09)        (0.35)           --              --
 Class C......................    11.18        0.35          (0.09)        (0.35)           --              --
 Class E......................    11.21        0.45          (0.10)        (0.44)           --              --
 Class H......................    11.18        0.35          (0.09)        (0.35)           --              --
 Class L......................    11.19        0.43          (0.09)        (0.43)           --              --
 Class M......................    11.18        0.35          (0.09)        (0.35)           --              --
 Class N......................    11.16        0.35          (0.09)        (0.35)           --              --
 Class Y......................    11.20        0.45          (0.10)        (0.44)           --              --
 For the Year Ended October
   31, 2004
 Class A......................    11.07        0.45           0.32         (0.45)        (0.17)             --
 Class B......................    11.00        0.37           0.32         (0.37)        (0.17)             --
 Class C......................    11.02        0.37           0.33         (0.37)        (0.17)             --
 Class E......................    11.05        0.47           0.33         (0.47)        (0.17)             --
 Class H......................    11.03        0.46           0.23         (0.37)        (0.17)             --
 Class L......................    11.04        0.44           0.33         (0.45)        (0.17)             --
 Class M......................    11.03        0.36           0.33         (0.37)        (0.17)             --
 Class N......................    11.01        0.37           0.32         (0.37)        (0.17)             --
 Class Y......................    11.06        0.47           0.32         (0.48)        (0.17)             --
 For the Year Ended October
   31, 2003
 Class A......................    11.28        0.41           0.04         (0.41)        (0.25)             --
 Class B......................    11.21        0.33           0.04         (0.33)        (0.25)             --
 Class C......................    11.23        0.33           0.04         (0.33)        (0.25)             --
 Class E......................    11.27        0.45           0.03         (0.45)        (0.25)             --
 Class H......................    11.24        0.36           0.02         (0.34)        (0.25)             --
 Class L......................    11.25        0.42           0.04         (0.42)        (0.25)             --
 Class M......................    11.24        0.34           0.04         (0.34)        (0.25)             --
 Class N......................    11.22        0.33           0.05         (0.34)        (0.25)             --
 Class Y......................    11.28        0.45           0.04         (0.46)        (0.25)             --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    10.99        0.26           0.30         (0.27)           --              --
 Class B......................    10.97        0.20           0.25         (0.21)           --              --
 Class C......................    10.97        0.20           0.27         (0.21)           --              --
 Class Y......................    10.99        0.33           0.27         (0.31)           --              --
 For the Year Ended October
   31, 2002
 Class E......................    11.18        0.41           0.12         (0.40)        (0.04)             --
 Class H......................    11.15        0.32           0.11         (0.30)        (0.04)             --
 Class L......................    11.16        0.39           0.12         (0.38)        (0.04)             --
 Class M......................    11.15        0.31           0.12         (0.30)        (0.04)             --
 Class N......................    11.13        0.31           0.12         (0.30)        (0.04)             --
 For the One-Month Period
   Ended October 31, 2001
 Class E......................    11.07        0.04           0.11         (0.04)           --              --
 Class H......................    11.03        0.03           0.12         (0.03)           --              --
 Class L......................    11.05        0.04           0.11         (0.04)           --              --
 Class M......................    11.04        0.03           0.11         (0.03)           --              --
 Class N......................    11.02        0.03           0.11         (0.03)           --              --
 For the Year Ended September
   30, 2001
 Class E......................    10.52        0.49           0.56         (0.50)           --              --
 Class H......................    10.49        0.37           0.56         (0.39)           --              --
 Class L......................    10.50        0.46           0.56         (0.47)           --              --
 Class M......................    10.49        0.38           0.56         (0.39)           --              --
 Class N......................    10.48        0.38           0.56         (0.40)           --              --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD TAX-FREE NATIONAL
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    $11.04      1.90%(f)  $58,272          1.23%(e)           1.00%(e)        4.05%(e)     4%
 Class B......................     10.97      1.53(f)     6,700          2.01(e)            1.75(e)         3.29(e)     --
 Class C......................     11.00      1.53(f)    10,540          1.97(e)            1.75(e)         3.30(e)     --
 Class E......................     11.03      1.96(f)    29,291          0.89(e)            0.89(e)         4.15(e)     --
 Class H......................     11.00      1.53(f)       229          1.88(e)            1.75(e)         3.29(e)     --
 Class L......................     11.02      1.97(f)     8,005          1.14(e)            1.05(e)         3.99(e)     --
 Class M......................     11.00      1.53(f)     1,225          1.89(e)            1.75(e)         3.29(e)     --
 Class N......................     10.98      1.53(f)       463          1.89(e)            1.75(e)         3.29(e)     --
 Class Y......................     11.02      1.95(f)        10          0.89(e)            0.89(e)         4.16(e)     --
 For the Year Ended October
   31, 2005(h)
 Class A......................     11.13      3.10       46,163          1.26               1.00            3.88        22
 Class B......................     11.06      2.36        6,889          2.03               1.75            3.13        --
 Class C......................     11.09      2.35        8,496          1.99               1.75            3.13        --
 Class E......................     11.12      3.20       30,993          0.91               0.91            3.97        --
 Class H......................     11.09      2.35          290          1.91               1.75            3.14        --
 Class L......................     11.10      3.06        7,958          1.16               1.05            3.83        --
 Class M......................     11.09      2.35        1,294          1.91               1.75            3.13        --
 Class N......................     11.07      2.36          495          1.91               1.75            3.13        --
 Class Y......................     11.11      3.20           10          0.95               0.95            4.04        --
 For the Year Ended October
   31, 2004
 Class A......................     11.22      7.10       35,210          1.30               1.08            4.04        18
 Class B......................     11.15      6.39        6,236          2.01               1.78            3.32        --
 Class C......................     11.18      6.47        8,357          1.98               1.78            3.33        --
 Class E......................     11.21      7.45       32,101          0.89               0.89            4.21        --
 Class H......................     11.18      6.37          650          1.89               1.79            3.31        --
 Class L......................     11.19      7.12        7,687          1.15               1.08            4.02        --
 Class M......................     11.18      6.37        1,397          1.90               1.78            3.33        --
 Class N......................     11.16      6.38          547          1.90               1.78            3.32        --
 Class Y......................     11.20      7.36            1          0.91               0.91            4.23        --
 For the Year Ended October
   31, 2003
 Class A......................     11.07      4.18       21,457          1.61               1.15            3.75        35
 Class B......................     11.00      3.43        6,598          2.33               1.85            3.05        --
 Class C......................     11.02      3.42        7,588          2.21               1.85            3.06        --
 Class E......................     11.05      4.39       33,998          0.92               0.85            4.00        --
 Class H......................     11.03      3.47        1,747          1.92               1.84            2.99        --
 Class L......................     11.04      4.24        7,454          1.18               1.10            3.76        --
 Class M......................     11.03      3.47        1,235          1.92               1.84            3.01        --
 Class N......................     11.01      3.48          607          1.93               1.85            3.01        --
 Class Y......................     11.06      4.53            1          1.17               0.85            4.06        --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................     11.28      5.17(f)    12,192          1.63(e)            1.15(e)         3.31(e)     47
 Class B......................     11.21      4.18(f)     3,764          2.33(e)            1.85(e)         2.54(e)     --
 Class C......................     11.23      4.37(f)     3,121          2.18(e)            1.85(e)         2.57(e)     --
 Class Y......................     11.28      5.52(f)         1          0.63(e)            0.63(e)         4.15(e)     --
 For the Year Ended October
   31, 2002
 Class E......................     11.27      4.93       39,423          0.94               0.94            3.70        47
 Class H......................     11.24      3.99        2,895          1.95               1.85            2.83        --
 Class L......................     11.25      4.72        7,360          1.19               1.15            3.50        --
 Class M......................     11.24      3.99        1,552          1.95               1.85            2.80        --
 Class N......................     11.22      3.99          600          1.95               1.85            2.80        --
 For the One-Month Period
   Ended October 31, 2001
 Class E......................     11.18      1.35(f)    42,441          0.95(e)            0.95(e)         4.21(e)     --
 Class H......................     11.15      1.36(f)     4,679          1.95(e)            1.95(e)         3.21(e)     --
 Class L......................     11.16      1.33(f)     8,029          1.20(e)            1.20(e)         3.96(e)     --
 Class M......................     11.15      1.27(f)     1,723          1.95(e)            1.95(e)         3.21(e)     --
 Class N......................     11.13      1.27(f)       538          1.95(e)            1.95(e)         3.21(e)     --
 For the Year Ended September
   30, 2001
 Class E......................     11.07     10.18       42,331          0.97               0.97            4.49        28
 Class H......................     11.03      9.03        4,853          1.97               1.97            3.49        --
 Class L......................     11.05      9.91        7,892          1.22               1.22            4.24        --
 Class M......................     11.04      9.14        1,701          1.97               1.97            3.49        --
 Class N......................     11.02      9.06          469          1.97               1.97            3.49        --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD TAX-FREE NEW YORK
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $10.32       $0.19         $(0.03)       $(0.19)       $(0.02)          $  --
 Class B......................    10.32        0.15          (0.02)        (0.16)        (0.02)             --
 Class C......................    10.32        0.15          (0.02)        (0.16)        (0.02)             --
 For the Year Ended October
   31, 2005
 Class A......................    10.42        0.36          (0.08)        (0.36)        (0.02)             --
 Class B......................    10.42        0.28          (0.08)        (0.28)        (0.02)             --
 Class C......................    10.42        0.28          (0.08)        (0.28)        (0.02)             --
 For the Year Ended October
   31, 2004
 Class A......................    10.15        0.37           0.37         (0.39)        (0.08)             --
 Class B......................    10.15        0.30           0.37         (0.32)        (0.08)             --
 Class C......................    10.15        0.30           0.37         (0.32)        (0.08)             --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.00        0.34           0.16         (0.35)           --              --
 Class B......................    10.00        0.27           0.16         (0.28)           --              --
 Class C......................    10.00        0.27           0.16         (0.28)           --              --
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    10.62        0.20          (0.15)        (0.21)        (0.06)             --
 Class B......................    10.57        0.16          (0.15)        (0.17)        (0.06)             --
 Class C......................    10.64        0.16          (0.16)        (0.17)        (0.06)             --
 Class Y......................    10.73        0.22          (0.15)        (0.23)        (0.06)             --
 For the Year Ended October
   31, 2005
 Class A......................    10.95        0.35          (0.24)        (0.40)        (0.04)             --
 Class B......................    10.90        0.27          (0.24)        (0.32)        (0.04)             --
 Class C......................    10.97        0.29          (0.25)        (0.33)        (0.04)             --
 Class Y......................    11.06        0.40          (0.24)        (0.45)        (0.04)             --
 For the Year Ended October
   31, 2004
 Class A......................    11.14        0.32           0.21         (0.35)        (0.37)             --
 Class B......................    11.09        0.24           0.22         (0.28)        (0.37)             --
 Class C......................    11.12        0.27           0.23         (0.28)        (0.37)             --
 Class Y......................    11.24        0.39           0.21         (0.41)        (0.37)             --
 For the Year Ended October
   31, 2003
 Class A......................    10.78        0.49           0.48         (0.50)        (0.11)             --
 Class B......................    10.73        0.42           0.47         (0.42)        (0.11)             --
 Class C......................    10.77        0.42           0.46         (0.42)        (0.11)             --
 Class Y......................    10.87        0.53           0.50         (0.55)        (0.11)             --
 For the Year Ended October
   31, 2002(h)
 Class A......................    10.90        0.47             --         (0.52)        (0.07)             --
 Class B......................    10.85        0.40             --         (0.45)        (0.07)             --
 Class C......................    10.89        0.40             --         (0.45)        (0.07)             --
 Class Y......................    10.99        0.45           0.08         (0.58)        (0.07)             --
 For the Year Ended October
   31, 2001
 Class A......................    10.14        0.55           0.73         (0.52)           --              --
 Class B......................    10.10        0.48           0.72         (0.45)           --              --
 Class C......................    10.14        0.49           0.71         (0.45)           --              --
 Class Y......................    10.22        0.61           0.73         (0.57)           --              --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                  END OF      TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                  PERIOD    RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD TAX-FREE NEW YORK
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................    $10.27       1.61%(f)  $ 11,033        0.99%(e)           0.85%(e)        3.70%(e)      9%
 Class B......................     10.27       1.23(f)     1,715         1.76(e)            1.60(e)         2.95(e)      --
 Class C......................     10.27       1.23(f)     2,671         1.75(e)            1.60(e)         2.95(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     10.32       2.66       11,202         1.03               0.85            3.45         23
 Class B......................     10.32       1.90        1,794         1.80               1.60            2.70         --
 Class C......................     10.32       1.90        2,677         1.79               1.60            2.70         --
 For the Year Ended October
   31, 2004
 Class A......................     10.42       7.52       10,541         1.04               0.91            3.66         24
 Class B......................     10.42       6.76        1,568         1.74               1.61            2.96         --
 Class C......................     10.42       6.76        1,973         1.75               1.62            2.95         --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................     10.15       5.03(f)     8,602         1.63(e)            0.95(e)         3.34(e)      54
 Class B......................     10.15       4.30(f)     1,051         2.38(e)            1.65(e)         2.64(e)      --
 Class C......................     10.15       4.30(f)     1,393         2.26(e)            1.65(e)         2.67(e)      --
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................     10.40       0.43(f)   359,712         1.21(e)            1.20(e)         3.82(e)     160
 Class B......................     10.35       0.05(f)    77,012         2.01(e)            1.95(e)         3.07(e)      --
 Class C......................     10.41         --(f)    71,869         1.87(e)            1.87(e)         3.15(e)      --
 Class Y......................     10.51       0.67(f)   264,434         0.71(e)            0.71(e)         4.33(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     10.62       1.00      311,557         1.24               1.20            3.24        195
 Class B......................     10.57       0.25       81,028         2.00               1.95            2.49         --
 Class C......................     10.64       0.34       74,039         1.87               1.87            2.56         --
 Class Y......................     10.73       1.45      188,156         0.73               0.73            3.73         --
 For the Year Ended October
   31, 2004
 Class A......................     10.95       5.10(i)   298,903         1.27               1.25            2.98        171
 Class B......................     10.90       4.37(i)    91,861         1.97               1.95            2.28         --
 Class C......................     10.97       4.76(i)    89,504         1.86               1.86            2.37         --
 Class Y......................     11.06       5.64      101,360         0.74               0.74            3.48         --
 For the Year Ended October
   31, 2003
 Class A......................     11.14       9.16      268,655         1.40               1.25            3.39        199
 Class B......................     11.09       8.44      106,077         2.13               1.95            2.70         --
 Class C......................     11.12       8.31      110,214         2.01               1.95            2.71         --
 Class Y......................     11.24       9.68       60,125         0.81               0.80            3.82         --
 For the Year Ended October
   31, 2002(h)
 Class A......................     10.78       4.50      215,083         1.42               1.25            4.65        149
 Class B......................     10.73       3.77       98,028         2.10               1.95            3.92         --
 Class C......................     10.77       3.80      107,479         1.98               1.95            3.92         --
 Class Y......................     10.87       5.01       39,778         0.78               0.78            5.16         --
 For the Year Ended October
   31, 2001
 Class A......................     10.90      12.96      122,423         1.30               1.25            5.00        196
 Class B......................     10.85      12.12       55,999         1.96               1.95            4.30         --
 Class C......................     10.89      12.12       62,222         1.97               1.95            4.30         --
 Class Y......................     10.99      13.46       43,635         0.75               0.75            5.50         --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.
(i) Payment from affiliate was due to a change in transfer agent fee allocation methodology. Without the inclusion of the Payment from Affiliate, the total return would have been 5.08%, 4.35% and 4.57% for Classes A, B and C, respectively. The net asset impact of the Payment from Affiliate was less than $0.01 for Classes A and B and $0.01 for Class C.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $ 9.32       $ 0.21        $(0.21)       $(0.21)       $   --           $  --
 Class B......................     9.27         0.17         (0.19)        (0.18)           --              --
 Class C......................     9.27         0.17         (0.19)        (0.18)           --              --
 Class E......................     9.30         0.22         (0.20)        (0.23)           --              --
 Class H......................     9.26         0.17         (0.19)        (0.18)           --              --
 Class L......................     9.31         0.21         (0.20)        (0.22)           --              --
 Class M......................     9.27         0.17         (0.20)        (0.18)           --              --
 Class N......................     9.26         0.17         (0.20)        (0.18)           --              --
 Class Y......................     9.32         0.22         (0.16)        (0.23)           --              --
 For the Year Ended October
   31, 2005
 Class A......................     9.65         0.40         (0.32)        (0.41)           --              --
 Class B......................     9.62         0.32         (0.34)        (0.33)           --              --
 Class C......................     9.61         0.32         (0.33)        (0.33)           --              --
 Class E......................     9.64         0.43         (0.33)        (0.44)           --              --
 Class H......................     9.61         0.35         (0.35)        (0.35)           --              --
 Class L......................     9.65         0.41         (0.34)        (0.41)           --              --
 Class M......................     9.61         0.34         (0.33)        (0.35)           --              --
 Class N......................     9.60         0.33         (0.32)        (0.35)           --              --
 Class Y......................     9.66         0.41         (0.31)        (0.44)           --              --
 For the Year Ended October
   31, 2004
 Class A......................     9.67         0.40         (0.01)        (0.41)           --              --
 Class B......................     9.64         0.32            --         (0.34)           --              --
 Class C......................     9.63         0.32            --         (0.34)           --              --
 Class E......................     9.66         0.44         (0.02)        (0.44)           --              --
 Class H......................     9.63         0.35         (0.02)        (0.35)           --              --
 Class L......................     9.67         0.41         (0.01)        (0.42)           --              --
 Class M......................     9.63         0.34         (0.01)        (0.35)           --              --
 Class N......................     9.63         0.34         (0.02)        (0.35)           --              --
 Class Y......................     9.68         0.44         (0.02)        (0.44)           --              --
 For the Year Ended October
   31, 2003
 Class A......................     9.88         0.41         (0.21)        (0.41)           --              --
 Class B......................     9.84         0.33         (0.19)        (0.34)           --              --
 Class C......................     9.84         0.33         (0.20)        (0.34)           --              --
 Class E......................     9.87         0.45         (0.20)        (0.46)           --              --
 Class H......................     9.83         0.35         (0.19)        (0.36)           --              --
 Class L......................     9.87         0.42         (0.19)        (0.43)           --              --
 Class M......................     9.84         0.35         (0.20)        (0.36)           --              --
 Class N......................     9.84         0.35         (0.20)        (0.36)           --              --
 Class Y......................     9.89         0.45         (0.20)        (0.46)           --              --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................     9.50         0.26          0.38         (0.26)           --              --
 Class B......................     9.46         0.21          0.38         (0.21)           --              --
 Class C......................     9.46         0.21          0.38         (0.21)           --              --
 Class Y......................     9.50         0.32          0.36         (0.29)           --              --
 For the Year Ended October
   31, 2002
 Class E......................     9.67         0.42          0.19         (0.41)           --              --
 Class H......................     9.64         0.32          0.19         (0.32)           --              --
 Class L......................     9.67         0.39          0.20         (0.39)           --              --
 Class M......................     9.64         0.32          0.20         (0.32)           --              --
 Class N......................     9.64         0.32          0.20         (0.32)           --              --
 For the Three-Month Period
   Ended October 31, 2001
 Class E......................     9.37         0.13          0.30         (0.13)           --              --
 Class H......................     9.34         0.10          0.30         (0.10)           --              --
 Class L......................     9.37         0.12          0.30         (0.12)           --              --
 Class M......................     9.34         0.10          0.30         (0.10)           --              --
 Class N......................     9.34         0.10          0.30         (0.10)           --              --
 For the Year Ended July 31,
   2001
 Class E......................     8.86         0.54          0.52         (0.55)           --              --
 Class H......................     8.83         0.45          0.52         (0.46)           --              --
 Class L......................     8.86         0.52          0.52         (0.53)           --              --
 Class M......................     8.83         0.45          0.52         (0.46)           --              --
 Class N......................     8.83         0.45          0.52         (0.46)           --              --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                 END OF      TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                 PERIOD    RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $ 9.11       0.01%(f)  $ 44,469        1.40%(e)           1.15%(e)        4.50%(e)     62%
 Class B......................     9.07      (0.26)(f)    18,129        2.21(e)            1.90(e)         3.75(e)      --
 Class C......................     9.07      (0.26)(f)     8,399        2.09(e)            1.90(e)         3.75(e)      --
 Class E......................     9.09       0.17(f)    95,338         0.84(e)            0.84(e)         4.81(e)      --
 Class H......................     9.06      (0.22)(f)     2,276        1.84(e)            1.84(e)         3.82(e)      --
 Class L......................     9.10       0.05(f)    32,135         1.09(e)            1.09(e)         4.56(e)      --
 Class M......................     9.06      (0.33)(f)     2,408        1.84(e)            1.84(e)         3.81(e)      --
 Class N......................     9.05      (0.33)(f)       744        1.84(e)            1.84(e)         3.81(e)      --
 Class Y......................     9.15       0.59(f)         1         0.84(e)            0.84(e)         4.85(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     9.32       0.79       47,252         1.38               1.15            4.17        108
 Class B......................     9.27      (0.17)      21,268         2.17               1.90            3.41         --
 Class C......................     9.27      (0.07)       9,631         2.05               1.90            3.41         --
 Class E......................     9.30       1.02      105,381         0.83               0.83            4.49         --
 Class H......................     9.26      (0.07)       2,720         1.82               1.82            3.48         --
 Class L......................     9.31       0.77       34,880         1.08               1.08            4.24         --
 Class M......................     9.27       0.04        2,756         1.82               1.82            3.48         --
 Class N......................     9.26       0.04          844         1.82               1.82            3.49         --
 Class Y......................     9.32       1.04        9,244         0.86               0.86            4.52         --
 For the Year Ended October
   31, 2004
 Class A......................     9.65       4.08       53,401         1.38               1.20            4.09        110
 Class B......................     9.62       3.37       26,218         2.11               1.90            3.39         --
 Class C......................     9.61       3.37       13,926         2.00               1.90            3.38         --
 Class E......................     9.64       4.50      119,923         0.79               0.79            4.50         --
 Class H......................     9.61       3.48        3,914         1.79               1.79            3.49         --
 Class L......................     9.65       4.24       38,613         1.04               1.04            4.26         --
 Class M......................     9.61       3.47        3,697         1.79               1.79            3.50         --
 Class N......................     9.60       3.37        1,056         1.79               1.79            3.49         --
 Class Y......................     9.66       4.48            1         0.83               0.83            4.51         --
 For the Year Ended October
   31, 2003
 Class A......................     9.67       2.06       65,337         1.48               1.20            4.11        108
 Class B......................     9.64       1.45       38,210         2.21               1.90            3.41         --
 Class C......................     9.63       1.34       26,626         2.07               1.90            3.43         --
 Class E......................     9.66       2.49      135,954         0.81               0.81            4.49         --
 Class H......................     9.63       1.57        6,283         1.80               1.80            3.50         --
 Class L......................     9.67       2.32       43,202         1.06               1.06            4.24         --
 Class M......................     9.63       1.47        4,588         1.80               1.80            3.50         --
 Class N......................     9.63       1.47        1,388         1.80               1.80            3.49         --
 Class Y......................     9.68       2.51            1         0.87               0.80            4.50         --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................     9.88       6.87(f)    75,245         1.59(e)            1.20(e)         3.58(e)     218
 Class B......................     9.84       6.36(f)    39,276         2.28(e)            1.90(e)         2.87(e)      --
 Class C......................     9.84       6.36(f)    40,708         2.11(e)            1.90(e)         2.86(e)      --
 Class Y......................     9.89       7.32(f)         1         0.74(e)            0.74(e)         4.36(e)      --
 For the Year Ended October
   31, 2002
 Class E......................     9.87       6.55      156,085         0.81               0.81            4.45        218
 Class H......................     9.83       5.41        9,319         1.81               1.81            3.45         --
 Class L......................     9.87       6.29       49,048         1.06               1.06            4.20         --
 Class M......................     9.84       5.51        6,660         1.81               1.81            3.44         --
 Class N......................     9.84       5.52        1,717         1.81               1.81            3.47         --
 For the Three-Month Period
   Ended October 31, 2001
 Class E......................     9.67       4.57(f)   187,712         0.79(e)            0.79(e)         5.25(e)      32
 Class H......................     9.64       4.31(f)    10,770         1.79(e)            1.79(e)         4.25(e)      --
 Class L......................     9.67       4.50(f)    52,579         1.04(e)            1.04(e)         5.01(e)      --
 Class M......................     9.64       4.32(f)     6,582         1.79(e)            1.79(e)         4.25(e)      --
 Class N......................     9.64       4.31(f)     2,275         1.79(e)            1.79(e)         4.25(e)      --
 For the Year Ended July 31,
   2001
 Class E......................     9.37      12.30      182,170         0.79               0.79            5.93        136
 Class H......................     9.34      11.24       10,078         1.79               1.79            4.92         --
 Class L......................     9.37      12.02       47,798         1.04               1.04            5.67         --
 Class M......................     9.34      11.24        5,284         1.79               1.79            4.92         --
 Class N......................     9.34      11.24        1,603         1.79               1.79            4.92         --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD VALUE FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $10.79       $ 0.04        $ 1.32        $(0.08)       $   --           $  --
 Class B......................    10.62         0.01          1.29            --            --              --
 Class C......................    10.62         0.01          1.29            --            --              --
 Class Y......................    10.79         0.11          1.27         (0.13)           --              --
 For the Year Ended October
   31, 2005
 Class A......................     9.71         0.08          1.04         (0.04)           --              --
 Class B......................     9.60           --          1.02            --            --              --
 Class C......................     9.60           --          1.02            --            --              --
 Class Y......................     9.71         0.12          1.05         (0.09)           --              --
 For the Year Ended October
   31, 2004(h)
 Class A......................     8.92         0.07          0.79         (0.07)           --              --
 Class B......................     8.83         0.01          0.78         (0.02)           --              --
 Class C......................     8.83         0.01          0.78         (0.02)           --              --
 Class Y......................     8.95         0.10          0.77         (0.11)           --              --
 For the Year Ended October
   31, 2003(h)
 Class A......................     7.59         0.08          1.31         (0.06)           --              --
 Class B......................     7.51         0.03          1.29            --            --              --
 Class C......................     7.51         0.03          1.29            --            --              --
 Class Y......................     7.64         0.16          1.25         (0.10)           --              --
 For the Year Ended October
   31, 2002(h)
 Class A......................     9.02         0.05         (1.43)           --         (0.05)             --
 Class B......................     8.99        (0.02)        (1.41)           --         (0.05)             --
 Class C......................     8.99        (0.02)        (1.41)           --         (0.05)             --
 Class Y......................     9.04         0.09         (1.44)           --         (0.05)             --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................    10.00         0.01         (0.99)           --            --              --
 Class B......................    10.00           --         (1.01)           --            --              --
 Class C......................    10.00           --         (1.01)           --            --              --
 Class Y......................    10.00         0.05         (1.01)           --            --              --

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------------
                                                                      RATIO OF           RATIO OF
                                                                      EXPENSES           EXPENSES        RATIO OF
                                                                     TO AVERAGE         TO AVERAGE         NET
                                NET ASSET             NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END       TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD  RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ---------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD VALUE FUND
 For the Six-Month Period
   Ended April 30, 2006
 Class A......................   $12.07      12.67%(f)  $71,970         1.39%(e)           1.39%(e)        1.03%(e)   20%
 Class B......................    11.92      12.24(f)   11,112          2.30(e)            2.10(e)         0.32(e)     --
 Class C......................    11.92      12.24(f)   11,344          2.17(e)            2.15(e)         0.27(e)     --
 Class Y......................    12.04      12.91(f)   48,235          0.91(e)            0.91(e)         1.53(e)     --
 For the Year Ended October
   31, 2005
 Class A......................    10.79      11.50      63,417          1.41               1.40            0.76        29
 Class B......................    10.62      10.62      10,091          2.34               2.15            0.01        --
 Class C......................    10.62      10.62      10,238          2.19               2.15            0.02        --
 Class Y......................    10.79      12.06      60,218          0.93               0.93            1.19        --
 For the Year Ended October
   31, 2004(h)
 Class A......................     9.71       9.70      56,845          1.46               1.45            0.76        34
 Class B......................     9.60       8.91       8,948          2.36               2.15            0.06        --
 Class C......................     9.60       8.91      10,838          2.17               2.15            0.06        --
 Class Y......................     9.71       9.76      21,373          0.91               0.91            1.32        --
 For the Year Ended October
   31, 2003(h)
 Class A......................     8.92      18.43      42,101          1.57               1.45            1.02        35
 Class B......................     8.83      17.58       7,305          2.30               2.15            0.32        --
 Class C......................     8.83      17.58      10,231          2.18               2.15            0.32        --
 Class Y......................     8.95      18.66          27          1.00               1.00            1.46        --
 For the Year Ended October
   31, 2002(h)
 Class A......................     7.59     (15.42)     30,010          1.63               1.45            0.69        35
 Class B......................     7.51     (16.03)      5,222          2.31               2.15           (0.02)       --
 Class C......................     7.51     (16.03)      9,110          2.21               2.15           (0.04)       --
 Class Y......................     7.64     (15.05)        230          0.98               0.98            1.09        --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................     9.02      (9.80)(f)   13,728         1.66(e)            1.45(e)         0.53(e)     12
 Class B......................     8.99     (10.10)(f)    2,029         2.36(e)            2.15(e)        (0.17)(e)    --
 Class C......................     8.99     (10.10)(f)    4,769         2.34(e)            2.15(e)        (0.17)(e)    --
 Class Y......................     9.04      (9.60)(f)      271         1.09(e)            1.00(e)         0.98(e)     --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                         -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................   $15.56       $ 0.02        $ 2.52        $   --        $(0.50)          $  --
 Class B......................    14.56        (0.03)         2.34            --         (0.50)             --
 Class C......................    14.56        (0.04)         2.35            --         (0.50)             --
 Class H......................    14.58        (0.02)         2.35            --         (0.50)             --
 Class L......................    15.58         0.04          2.52         (0.02)        (0.50)             --
 Class M......................    14.57        (0.02)         2.34            --         (0.50)             --
 Class N......................    14.58        (0.02)         2.35            --         (0.50)             --
 Class Y......................    15.74         0.06          2.54         (0.06)        (0.50)             --
 For the Year Ended October
   31, 2005
 Class A......................    14.06         0.03          1.47            --            --              --
 Class B......................    13.24        (0.05)         1.37            --            --              --
 Class C......................    13.25        (0.05)         1.36            --            --              --
 Class H......................    13.25        (0.05)         1.38            --            --              --
 Class L......................    14.06         0.07          1.45            --            --              --
 Class M......................    13.24        (0.05)         1.38            --            --              --
 Class N......................    13.26        (0.05)         1.37            --            --              --
 Class Y......................    14.17         0.05          1.52            --            --              --
 For the Year Ended October
   31, 2004
 Class A......................    12.15         0.01          1.90            --            --              --
 Class B......................    11.53        (0.06)         1.77            --            --              --
 Class C......................    11.53        (0.06)         1.78            --            --              --
 Class H......................    11.54        (0.10)         1.81            --            --              --
 Class L......................    12.15           --          1.91            --            --              --
 Class M......................    11.53        (0.09)         1.80            --            --              --
 Class N......................    11.54        (0.09)         1.81            --            --              --
 Class Y......................    12.22         0.01          1.94            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................     9.26        (0.01)         2.90            --            --              --
 Class B......................     8.84        (0.04)         2.73            --            --              --
 Class C......................     8.85        (0.04)         2.72            --            --              --
 Class H......................     8.85        (0.08)         2.77            --            --              --
 Class L......................     9.26        (0.01)         2.90            --            --              --
 Class M......................     8.85        (0.08)         2.76            --            --              --
 Class N......................     8.85        (0.08)         2.77            --            --              --
 Class Y......................     9.30         0.01          2.91            --            --              --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    11.73           --         (2.47)           --            --              --
 Class B......................    11.26        (0.02)        (2.40)           --            --              --
 Class C......................    11.26        (0.02)        (2.39)           --            --              --
 Class Y......................    11.73         0.05         (2.48)           --            --              --
 For the Year Ended October
   31, 2002
 Class H......................    11.58        (0.11)        (1.81)           --         (0.81)             --
 Class L......................    11.99           --         (1.92)           --         (0.81)             --
 Class M......................    11.57        (0.08)        (1.83)           --         (0.81)             --
 Class N......................    11.57        (0.13)        (1.78)           --         (0.81)             --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................    12.86        (0.02)        (1.26)           --            --              --
 Class L......................    13.30           --         (1.31)           --            --              --
 Class M......................    12.85        (0.02)        (1.26)           --            --              --
 Class N......................    12.86        (0.03)        (1.26)           --            --              --
 For the Year Ended August 31,
   2001
 Class H......................    13.95        (0.07)         0.30            --         (1.32)             --
 Class L......................    14.30         0.03          0.31         (0.02)        (1.32)             --
 Class M......................    13.94        (0.07)         0.30            --         (1.32)             --
 Class N......................    13.95        (0.07)         0.30            --         (1.32)             --

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                                       RATIO OF           RATIO OF
                                                                       EXPENSES           EXPENSES        RATIO OF
                                                                      TO AVERAGE         TO AVERAGE         NET
                                NET ASSET              NET ASSETS     NET ASSETS         NET ASSETS      INVESTMENT
                                 VALUE AT              AT END OF        BEFORE              AFTER          INCOME    PORTFOLIO
                                   END        TOTAL      PERIOD       WAIVERS AND        WAIVERS AND     TO AVERAGE  TURNOVER
                                OF PERIOD   RETURN(B)   (000'S)    REIMBURSEMENTS(D)  REIMBURSEMENTS(D)  NET ASSETS   RATE(C)
                                ----------  ---------  ----------  -----------------  -----------------  ----------  ---------
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Six-Month Period
   Ended April 30, 2006(h)
 Class A......................    $17.60      16.74%(f)  $93,158         1.53%(e)           1.40%(e)        0.28%(e)     31%
 Class B......................     16.37      16.30(f)   17,581          2.39(e)            2.10(e)        (0.41)(e)     --
 Class C......................     16.37      16.30(f)   17,205          2.21(e)            2.15(e)        (0.47)(e)     --
 Class H......................     16.41      16.41(f)    4,346          1.96(e)            1.96(e)        (0.27)(e)     --
 Class L......................     17.62      16.87(f)   32,423          1.22(e)            1.22(e)         0.48(e)      --
 Class M......................     16.39      16.35(f)    7,608          1.97(e)            1.97(e)        (0.27)(e)     --
 Class N......................     16.41      16.41(f)    2,275          1.97(e)            1.97(e)        (0.28)(e)     --
 Class Y......................     17.78      16.94(f)   97,750          0.99(e)            0.99(e)         0.69(e)      --
 For the Year Ended October
   31, 2005
 Class A......................     15.56      10.67      66,368          1.62               1.40            0.27         38
 Class B......................     14.56       9.97      13,560          2.51               2.15           (0.47)        --
 Class C......................     14.56       9.89      13,258          2.33               2.15           (0.47)        --
 Class H......................     14.58      10.04       4,645          2.06               2.06           (0.27)        --
 Class L......................     15.58      10.81      27,674          1.30               1.30            0.45         --
 Class M......................     14.57      10.05       7,443          2.06               2.06           (0.28)        --
 Class N......................     14.58       9.96       2,004          2.06               2.06           (0.29)        --
 Class Y......................     15.74      11.08      95,974          1.07               1.07            0.55         --
 For the Year Ended October
   31, 2004
 Class A......................     14.06      15.72      24,601          1.82               1.45            0.08         52
 Class B......................     13.24      14.83       5,709          2.70               2.15           (0.64)        --
 Class C......................     13.25      14.92       5,627          2.47               2.15           (0.64)        --
 Class H......................     13.25      14.82       5,815          2.17               2.15           (0.71)        --
 Class L......................     14.06      15.72      25,687          1.42               1.42            0.04         --
 Class M......................     13.24      14.83       8,139          2.17               2.15           (0.70)        --
 Class N......................     13.26      14.90       2,143          2.17               2.15           (0.70)        --
 Class Y......................     14.17      15.96      10,101          1.16               1.16            0.34         --
 For the Year Ended October
   31, 2003
 Class A......................     12.15      31.21       5,917          1.92               1.45           (0.10)        57
 Class B......................     11.53      30.43       1,932          2.63               2.15           (0.80)        --
 Class C......................     11.53      30.28       1,613          2.51               2.15           (0.81)        --
 Class H......................     11.54      30.40       6,526          2.26               2.15           (0.82)        --
 Class L......................     12.15      31.21      22,701          1.51               1.45           (0.11)        --
 Class M......................     11.53      30.28       8,015          2.26               2.15           (0.82)        --
 Class N......................     11.54      30.40       1,989          2.26               2.15           (0.82)        --
 Class Y......................     12.22      31.40           1          1.33               1.25            0.08         --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................      9.26     (21.06)(f)    2,600         1.92(e)            1.45(e)         0.04(e)      70
 Class B......................      8.84     (21.45)(f)      481         2.61(e)            2.15(e)        (0.71)(e)     --
 Class C......................      8.85     (21.41)(f)      430         2.48(e)            2.15(e)        (0.75)(e)     --
 Class Y......................      9.30     (20.75)(f)        1         1.13(e)            1.00(e)         0.49(e)      --
 For the Year Ended October
   31, 2002
 Class H......................      8.85     (17.99)      5,634          2.17               2.15           (0.82)        70
 Class L......................      9.26     (17.34)     19,684          1.43               1.43           (0.11)        --
 Class M......................      8.85     (17.92)      6,669          2.18               2.15           (0.82)        --
 Class N......................      8.85     (17.92)      1,749          2.18               2.15           (0.83)        --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................     11.58      (9.95)(f)    7,914         2.18(e)            2.18(e)        (0.89)(e)     12
 Class L......................     11.99      (9.85)(f)   27,982         1.43(e)            1.43(e)        (0.14)(e)     --
 Class M......................     11.57      (9.96)(f)    8,700         2.18(e)            2.18(e)        (0.89)(e)     --
 Class N......................     11.57     (10.03)(f)    2,636         2.18(e)            2.18(e)        (0.89)(e)     --
 For the Year Ended August 31,
   2001
 Class H......................     12.86       1.53       8,967          2.16               2.16           (0.70)       177
 Class L......................     13.30       2.29      30,480          1.41               1.41            0.05         --
 Class M......................     12.85       1.53       9,668          2.16               2.16           (0.70)        --
 Class N......................     12.86       1.53       2,935          2.16               2.16           (0.70)        --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly.
(e)  Annualized.
(f)  Not annualized.
(g)  Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

See Notes to Financial Statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the Funds pursuant to the Investment Company Act of 1940. Each officer and three of the fund's Directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each Director serves as a Director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 85 funds. Mr. Znamierowski oversees 84 funds and serves as a director only for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Correspondence may be sent to Directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each Director and officer, his or her name, age, current position with the Funds, date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for directors, other directorships held. The Funds' statement of additional information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the Directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or Directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 59) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 65) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 60) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
     Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director(1) since 2005
     Ms. Jaffee is Chief Executive Officer of Searchspace Group, a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995 to 2003).
     (1) Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

WILLIAM P. JOHNSTON (age 61) Director since 2005, Chairman of the Compliance Committee
     Mr. Johnston joined the Board of Directors of Renal Care Group, Inc. in November 2002 and has served as Chairman of the Board since March 2003. From August 2001 until December 2002, Mr. Johnston was Managing Director of SunTrust Robinson Humphrey, the investment banking division of SunTrust Banks, Inc. From 1998 through 2001, Mr. Johnston was Vice Chairman of the investment banking affiliate of SunTrust Banks, Inc., where he also served as Chief Executive Officer from 1998 through April 2000.

PHILLIP O. PETERSON (age 61) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 59) Director since 2005
     Since 1998, Dr. Senbet has been Chair of the Finance Department at the University of Maryland, Robert H. Smith School of Business, where he has been the William E. Mayer Chair Professor of Finance since 1990. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. In addition, Dr. Senbet previously served as an independent Director of the Fortis Funds from March 2000 until July 2002.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 47) Director since 2002
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford, the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of HIFSCO and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 66) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group Ltd. since November 2003.

DAVID M. ZNAMIEROWSKI (age 45) Director since 1999 (MF) and 2005 (MF2), President since 1999(2)
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management"), and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.
     (2) Mr. Znamierowski has served as President of The Hartford Mutual Funds, Inc. from 1999 to date, as President of The Hartford Mutual Funds II, Inc. from 2001 to date, and as Chief Executive Officer of the Companies from 2005 to date, with the exception of February 1, 2005 to March 27, 2005, when Mr. Walters served in those capacities.

OTHER OFFICERS

ROBERT M. ARENA (age 37) Vice President since 2006(3)
     Mr. Arena is Vice President of Hartford Life and heads its Retail Product Management Group in the Investment Products Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena had joined American Skandia in 1996.
     (3) Appointed February 1, 2006

TAMARA L. FAGELY (age 48) Vice President, Controller and Treasurer since 2002
(MF) and 1993 (MF2)
     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Ms. Fagely has been Controller of HIFSCO since April 2002. Currently, Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.

THOMAS D. JONES III (age 41) Vice President and Chief Compliance Officer since 2006(4)
     Mr. Jones joined the Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) where he worked from 1992-2004.
     (4) Appointed February 13, 2006

GEORGE R. JAY (age 54) Vice President, 2001, Chief Compliance Officer** since
2004
     Mr. Jay serves as Assistant Vice President of Hartford Life. He also serves as Chief Broker/Dealer Compliance for HIFSCO.
     (**) Resigned as Chief Compliance Officer February 13, 2006

EDWARD P. MACDONALD (age 39) Vice President and Secretary since 2005
     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

VERNON J. MEYER (age 41) Vice President since 2006(5)
     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the Investment Products Division. Prior to joining The Hartford in 2004, Mr. Meyer served as Vice President and managing director of MassMutual, which he joined in 1987.
     (5) Appointed February 13, 2006

DENISE A. SETTIMI (age 45) Vice President since 2005
     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 44) Vice President since 2000 (MF) and 2001 (MF2)
     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

   HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                    RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2005 is available
(1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds Forms N-Q will be available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 EXPENSE EXAMPLE
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2005 through April 30, 2006.

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                          BEGINNING           ENDING       DURING THE PERIOD
                           ACCOUNT           ACCOUNT       OCTOBER 31, 2005
                            VALUE             VALUE             THROUGH
                       OCTOBER 31, 2005   APRIL 30, 2006    APRIL 30, 2006
                       ----------------   --------------   -----------------
THE HARTFORD ADVISERS
  FUND
  Class A............     $1,000.00         $1,069.80           $ 5.70
  Class B............     $1,000.00         $1,065.70           $ 9.73
  Class C............     $1,000.00         $1,066.10           $ 9.27
  Class Y............     $1,000.00         $1,072.20           $ 3.34
THE HARTFORD
  AGGRESSIVE GROWTH
  ALLOCATION FUND
  Class A............     $1,000.00         $1,155.60           $ 3.79
  Class B............     $1,000.00         $1,151.70           $ 7.26
  Class C............     $1,000.00         $1,151.70           $ 7.26
THE HARTFORD BALANCED
  ALLOCATION FUND
  Class A............     $1,000.00         $1,100.70           $ 3.23
  Class B............     $1,000.00         $1,097.20           $ 6.97
  Class C............     $1,000.00         $1,097.20           $ 6.97
THE HARTFORD CAPITAL
  APPRECIATION FUND
  Class A............     $1,000.00         $1,167.90           $ 6.34
  Class B............     $1,000.00         $1,163.30           $10.57
  Class C............     $1,000.00         $1,164.10           $10.14
  Class Y............     $1,000.00         $1,170.50           $ 3.98

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                          BEGINNING           ENDING       DURING THE PERIOD                  DAYS
                           ACCOUNT           ACCOUNT       OCTOBER 31, 2005    ANNUALIZED    IN THE      DAYS
                            VALUE             VALUE             THROUGH         EXPENSE     CURRENT     IN THE
                       OCTOBER 31, 2005   APRIL 30, 2006    APRIL 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       ----------------   --------------   -----------------   ----------   --------   ---------
THE HARTFORD ADVISERS
  FUND
  Class A............     $1,000.00         $1,019.29           $ 5.56            1.11%       181         365
  Class B............     $1,000.00         $1,015.37           $ 9.49            1.90%       181         365
  Class C............     $1,000.00         $1,015.82           $ 9.05            1.81%       181         365
  Class Y............     $1,000.00         $1,021.57           $ 3.26            0.65%       181         365
THE HARTFORD
  AGGRESSIVE GROWTH
  ALLOCATION FUND
  Class A............     $1,000.00         $1,021.27           $ 3.56            0.71%       181         365
  Class B............     $1,000.00         $1,018.05           $ 6.80            1.36%       181         365
  Class C............     $1,000.00         $1,018.05           $ 6.80            1.36%       181         365
THE HARTFORD BALANCED
  ALLOCATION FUND
  Class A............     $1,000.00         $1,021.72           $ 3.11            0.62%       181         365
  Class B............     $1,000.00         $1,018.15           $ 6.71            1.34%       181         365
  Class C............     $1,000.00         $1,018.15           $ 6.71            1.34%       181         365
THE HARTFORD CAPITAL
  APPRECIATION FUND
  Class A............     $1,000.00         $1,018.94           $ 5.91            1.18%       181         365
  Class B............     $1,000.00         $1,015.03           $ 9.84            1.97%       181         365
  Class C............     $1,000.00         $1,015.42           $ 9.44            1.89%       181         365
  Class Y............     $1,000.00         $1,021.12           $ 3.71            0.74%       181         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                          BEGINNING           ENDING       DURING THE PERIOD
                           ACCOUNT           ACCOUNT       OCTOBER 31, 2005
                            VALUE             VALUE             THROUGH
                       OCTOBER 31, 2005   APRIL 30, 2006    APRIL 30, 2006
                       ----------------   --------------   -----------------
THE HARTFORD CAPITAL
  APPRECIATION II
  FUND
  Class A............     $1,000.00         $1,191.10           $ 8.75
  Class B............     $1,000.00         $1,188.30           $12.53
  Class C............     $1,000.00         $1,187.10           $12.80
  Class Y............     $1,000.00         $1,195.50           $ 6.26
THE HARTFORD
  CONSERVATIVE
  ALLOCATION FUND
  Class A............     $1,000.00         $1,069.60           $ 3.18
  Class B............     $1,000.00         $1,067.00           $ 6.61
  Class C............     $1,000.00         $1,066.10           $ 6.61
THE HARTFORD
  DISCIPLINED EQUITY
  FUND
  Class A............     $1,000.00         $1,080.50           $ 7.22
  Class B............     $1,000.00         $1,077.30           $10.61
  Class C............     $1,000.00         $1,077.30           $10.76
  Class Y............     $1,000.00         $1,084.40           $ 4.60
THE HARTFORD DIVIDEND
  AND GROWTH FUND
  Class A............     $1,000.00         $1,110.70           $ 0.00
  Class B............     $1,000.00         $1,106.00           $ 0.00
  Class C............     $1,000.00         $1,106.90           $ 0.00
  Class Y............     $1,000.00         $1,113.50           $ 0.00
THE HARTFORD EQUITY
  INCOME FUND
  Class A............     $1,000.00         $1,111.30           $ 5.34
  Class B............     $1,000.00         $1,106.00           $ 9.71
  Class C............     $1,000.00         $1,106.70           $ 8.98
  Class Y............     $1,000.00         $1,113.10           $ 3.09
THE HARTFORD FLOATING
  RATE FUND
  Class A............     $1,000.00         $1,035.70           $ 1.92
  Class B............     $1,000.00         $1,031.60           $ 6.25
  Class C............     $1,000.00         $1,031.80           $ 5.84
  Class Y............     $1,000.00         $1,037.30           $ 0.40
THE HARTFORD FOCUS
  FUND
  Class A............     $1,000.00         $1,073.80           $ 7.71
  Class B............     $1,000.00         $1,069.40           $11.54
  Class C............     $1,000.00         $1,070.40           $11.55
  Class Y............     $1,000.00         $1,076.00           $ 5.46
THE HARTFORD GLOBAL
  COMMUNICATIONS FUND
  Class A............     $1,000.00         $1,138.90           $ 6.10
  Class B............     $1,000.00         $1,134.90           $ 9.10
  Class C............     $1,000.00         $1,134.50           $10.11
  Class Y............     $1,000.00         $1,140.20           $ 3.98
THE HARTFORD GLOBAL
  FINANCIAL SERVICES
  FUND
  Class A............     $1,000.00         $1,187.30           $ 6.24
  Class B............     $1,000.00         $1,183.30           $ 9.69
  Class C............     $1,000.00         $1,182.30           $10.23
  Class Y............     $1,000.00         $1,188.70           $ 4.07
THE HARTFORD GLOBAL
  HEALTH FUND
  Class A............     $1,000.00         $1,087.10           $ 8.18
  Class B............     $1,000.00         $1,083.00           $11.67
  Class C............     $1,000.00         $1,083.00           $11.98
  Class Y............     $1,000.00         $1,089.70           $ 5.60
THE HARTFORD GLOBAL
  LEADERS FUND
  Class A............     $1,000.00         $1,186.90           $ 7.92
  Class B............     $1,000.00         $1,182.80           $11.69
  Class C............     $1,000.00         $1,182.50           $11.96
  Class Y............     $1,000.00         $1,190.50           $ 5.16
THE HARTFORD GLOBAL
  TECHNOLOGY FUND
  Class A............     $1,000.00         $1,165.00           $ 7.09
  Class B............     $1,000.00         $1,161.40           $10.56
  Class C............     $1,000.00         $1,161.40           $11.79
  Class Y............     $1,000.00         $1,167.00           $ 6.45

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                          BEGINNING           ENDING       DURING THE PERIOD                  DAYS
                           ACCOUNT           ACCOUNT       OCTOBER 31, 2005    ANNUALIZED    IN THE      DAYS
                            VALUE             VALUE             THROUGH         EXPENSE     CURRENT     IN THE
                       OCTOBER 31, 2005   APRIL 30, 2006    APRIL 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       ----------------   --------------   -----------------   ----------   --------   ---------
THE HARTFORD CAPITAL
  APPRECIATION II
  FUND
  Class A............     $1,000.00         $1,016.81           $ 8.05            1.61%       181         365
  Class B............     $1,000.00         $1,013.34           $11.53            2.31%       181         365
  Class C............     $1,000.00         $1,013.09           $11.78            2.36%       181         365
  Class Y............     $1,000.00         $1,019.09           $ 5.76            1.15%       181         365
THE HARTFORD
  CONSERVATIVE
  ALLOCATION FUND
  Class A............     $1,000.00         $1,021.72           $ 3.11            0.62%       181         365
  Class B............     $1,000.00         $1,018.40           $ 6.46            1.29%       181         365
  Class C............     $1,000.00         $1,018.40           $ 6.46            1.29%       181         365
THE HARTFORD
  DISCIPLINED EQUITY
  FUND
  Class A............     $1,000.00         $1,017.85           $ 7.00            1.40%       181         365
  Class B............     $1,000.00         $1,014.58           $10.29            2.06%       181         365
  Class C............     $1,000.00         $1,014.43           $10.44            2.09%       181         365
  Class Y............     $1,000.00         $1,020.38           $ 4.46            0.89%       181         365
THE HARTFORD DIVIDEND
  AND GROWTH FUND
  Class A............     $1,000.00         $1,024.79           $ 0.00            0.00%       181         365
  Class B............     $1,000.00         $1,024.79           $ 0.00            0.00%       181         365
  Class C............     $1,000.00         $1,024.79           $ 0.00            0.00%       181         365
  Class Y............     $1,000.00         $1,024.79           $ 0.00            0.00%       181         365
THE HARTFORD EQUITY
  INCOME FUND
  Class A............     $1,000.00         $1,019.74           $ 5.11            1.02%       181         365
  Class B............     $1,000.00         $1,015.57           $ 9.30            1.86%       181         365
  Class C............     $1,000.00         $1,016.27           $ 8.60            1.72%       181         365
  Class Y............     $1,000.00         $1,021.87           $ 2.96            0.59%       181         365
THE HARTFORD FLOATING
  RATE FUND
  Class A............     $1,000.00         $1,022.91           $ 1.91            0.38%       181         365
  Class B............     $1,000.00         $1,018.65           $ 6.21            1.24%       181         365
  Class C............     $1,000.00         $1,019.04           $ 5.81            1.16%       181         365
  Class Y............     $1,000.00         $1,024.40           $ 0.40            0.08%       181         365
THE HARTFORD FOCUS
  FUND
  Class A............     $1,000.00         $1,017.36           $ 7.50            1.50%       181         365
  Class B............     $1,000.00         $1,013.64           $11.23            2.25%       181         365
  Class C............     $1,000.00         $1,013.64           $11.23            2.25%       181         365
  Class Y............     $1,000.00         $1,019.54           $ 5.31            1.06%       181         365
THE HARTFORD GLOBAL
  COMMUNICATIONS FUND
  Class A............     $1,000.00         $1,019.09           $ 5.76            1.15%       181         365
  Class B............     $1,000.00         $1,016.27           $ 8.60            1.72%       181         365
  Class C............     $1,000.00         $1,015.32           $ 9.54            1.91%       181         365
  Class Y............     $1,000.00         $1,021.08           $ 3.76            0.75%       181         365
THE HARTFORD GLOBAL
  FINANCIAL SERVICES
  FUND
  Class A............     $1,000.00         $1,019.09           $ 5.76            1.15%       181         365
  Class B............     $1,000.00         $1,015.92           $ 8.95            1.79%       181         365
  Class C............     $1,000.00         $1,015.42           $ 9.44            1.89%       181         365
  Class Y............     $1,000.00         $1,021.08           $ 3.76            0.75%       181         365
THE HARTFORD GLOBAL
  HEALTH FUND
  Class A............     $1,000.00         $1,016.96           $ 7.90            1.58%       181         365
  Class B............     $1,000.00         $1,013.59           $11.28            2.26%       181         365
  Class C............     $1,000.00         $1,013.29           $11.58            2.32%       181         365
  Class Y............     $1,000.00         $1,019.44           $ 5.41            1.08%       181         365
THE HARTFORD GLOBAL
  LEADERS FUND
  Class A............     $1,000.00         $1,017.55           $ 7.30            1.46%       181         365
  Class B............     $1,000.00         $1,014.08           $10.79            2.16%       181         365
  Class C............     $1,000.00         $1,013.84           $11.03            2.21%       181         365
  Class Y............     $1,000.00         $1,020.08           $ 4.76            0.95%       181         365
THE HARTFORD GLOBAL
  TECHNOLOGY FUND
  Class A............     $1,000.00         $1,018.25           $ 6.61            1.32%       181         365
  Class B............     $1,000.00         $1,015.03           $ 9.84            1.97%       181         365
  Class C............     $1,000.00         $1,013.88           $10.99            2.20%       181         365
  Class Y............     $1,000.00         $1,018.84           $ 6.01            1.20%       181         365

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                          BEGINNING           ENDING       DURING THE PERIOD
                           ACCOUNT           ACCOUNT       OCTOBER 31, 2005
                            VALUE             VALUE             THROUGH
                       OCTOBER 31, 2005   APRIL 30, 2006    APRIL 30, 2006
                       ----------------   --------------   -----------------
THE HARTFORD GROWTH
  ALLOCATION FUND
  Class A............     $1,000.00         $1,124.70           $ 3.48
  Class B............     $1,000.00         $1,121.50           $ 6.89
  Class C............     $1,000.00         $1,120.60           $ 6.89
THE HARTFORD GROWTH
  FUND
  Class A............     $1,000.00         $1,101.60           $ 6.88
  Class B............     $1,000.00         $1,097.50           $10.71
  Class C............     $1,000.00         $1,098.10           $10.35
  Class H............     $1,000.00         $1,098.50           $ 9.21
  Class L............     $1,000.00         $1,102.90           $ 5.32
  Class M............     $1,000.00         $1,098.60           $ 9.21
  Class N............     $1,000.00         $1,098.60           $ 9.21
  Class Y............     $1,000.00         $1,103.70           $ 4.17
THE HARTFORD GROWTH
  OPPORTUNITIES FUND
  Class A............     $1,000.00         $1,167.50           $ 6.40
  Class B............     $1,000.00         $1,162.80           $11.05
  Class C............     $1,000.00         $1,162.80           $11.10
  Class H............     $1,000.00         $1,164.00           $ 9.66
  Class L............     $1,000.00         $1,168.10           $ 5.64
  Class M............     $1,000.00         $1,163.90           $ 9.66
  Class N............     $1,000.00         $1,164.30           $ 9.66
  Class Y............     $1,000.00         $1,169.80           $ 4.52
  Class Z............     $1,000.00         $1,169.80           $ 4.30
THE HARTFORD HIGH
  YIELD FUND
  Class A............     $1,000.00         $1,048.10           $ 6.09
  Class B............     $1,000.00         $1,045.60           $ 9.89
  Class C............     $1,000.00         $1,046.00           $ 9.59
  Class Y............     $1,000.00         $1,050.70           $ 3.71
THE HARTFORD INCOME
  ALLOCATION FUND
  Class A............     $1,000.00         $1,012.20           $ 2.94
  Class B............     $1,000.00         $1,009.70           $ 6.43
  Class C............     $1,000.00         $1,009.70           $ 6.43
THE HARTFORD INCOME
  FUND
  Class A............     $1,000.00         $1,018.00           $ 2.55
  Class B............     $1,000.00         $1,014.20           $ 4.39
  Class C............     $1,000.00         $1,014.20           $ 3.80
  Class Y............     $1,000.00         $1,018.30           $ 3.80
THE HARTFORD
  INFLATION PLUS FUND
  Class A............     $1,000.00         $  987.10           $ 4.68
  Class B............     $1,000.00         $  983.40           $ 8.36
  Class C............     $1,000.00         $  984.30           $ 8.36
  Class Y............     $1,000.00         $  989.50           $ 3.35
THE HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION FUND
  Class A............     $1,000.00         $1,252.60           $ 8.94
  Class B............     $1,000.00         $1,248.10           $12.71
  Class C............     $1,000.00         $1,248.10           $13.10
  Class Y............     $1,000.00         $1,255.50           $ 6.43
THE HARTFORD
  INTERNATIONAL
  OPPORTUNITIES FUND
  Class A............     $1,000.00         $1,224.10           $ 8.44
  Class B............     $1,000.00         $1,220.20           $11.62
  Class C............     $1,000.00         $1,219.20           $12.88
  Class Y............     $1,000.00         $1,227.30           $ 5.69
THE HARTFORD
  INTERNATIONAL SMALL
  COMPANY FUND
  Class A............     $1,000.00         $1,276.80           $ 8.86
  Class B............     $1,000.00         $1,272.90           $12.62
  Class C............     $1,000.00         $1,271.90           $13.24
  Class Y............     $1,000.00         $1,279.10           $ 6.78

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                          BEGINNING           ENDING       DURING THE PERIOD                  DAYS
                           ACCOUNT           ACCOUNT       OCTOBER 31, 2005    ANNUALIZED    IN THE      DAYS
                            VALUE             VALUE             THROUGH         EXPENSE     CURRENT     IN THE
                       OCTOBER 31, 2005   APRIL 30, 2006    APRIL 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       ----------------   --------------   -----------------   ----------   --------   ---------
THE HARTFORD GROWTH
  ALLOCATION FUND
  Class A............     $1,000.00         $1,021.52           $ 3.31            0.66%       181         365
  Class B............     $1,000.00         $1,018.30           $ 6.56            1.31%       181         365
  Class C............     $1,000.00         $1,018.30           $ 6.56            1.31%       181         365
THE HARTFORD GROWTH
  FUND
  Class A............     $1,000.00         $1,018.25           $ 6.61            1.32%       181         365
  Class B............     $1,000.00         $1,014.58           $10.29            2.06%       181         365
  Class C............     $1,000.00         $1,014.93           $ 9.94            1.99%       181         365
  Class H............     $1,000.00         $1,016.02           $ 8.85            1.77%       181         365
  Class L............     $1,000.00         $1,019.74           $ 5.11            1.02%       181         365
  Class M............     $1,000.00         $1,016.02           $ 8.85            1.77%       181         365
  Class N............     $1,000.00         $1,016.02           $ 8.85            1.77%       181         365
  Class Y............     $1,000.00         $1,020.83           $ 4.01            0.80%       181         365
THE HARTFORD GROWTH
  OPPORTUNITIES FUND
  Class A............     $1,000.00         $1,018.89           $ 5.96            1.19%       181         365
  Class B............     $1,000.00         $1,014.58           $10.29            2.06%       181         365
  Class C............     $1,000.00         $1,014.53           $10.34            2.07%       181         365
  Class H............     $1,000.00         $1,015.87           $ 9.00            1.80%       181         365
  Class L............     $1,000.00         $1,019.59           $ 5.26            1.05%       181         365
  Class M............     $1,000.00         $1,015.87           $ 9.00            1.80%       181         365
  Class N............     $1,000.00         $1,015.87           $ 9.00            1.80%       181         365
  Class Y............     $1,000.00         $1,020.63           $ 4.21            0.84%       181         365
  Class Z............     $1,000.00         $1,020.83           $ 4.01            0.80%       181         365
THE HARTFORD HIGH
  YIELD FUND
  Class A............     $1,000.00         $1,018.84           $ 6.01            1.20%       181         365
  Class B............     $1,000.00         $1,015.12           $ 9.74            1.95%       181         365
  Class C............     $1,000.00         $1,015.42           $ 9.44            1.89%       181         365
  Class Y............     $1,000.00         $1,021.17           $ 3.66            0.73%       181         365
THE HARTFORD INCOME
  ALLOCATION FUND
  Class A............     $1,000.00         $1,021.87           $ 2.96            0.59%       181         365
  Class B............     $1,000.00         $1,018.40           $ 6.46            1.29%       181         365
  Class C............     $1,000.00         $1,018.40           $ 6.46            1.29%       181         365
THE HARTFORD INCOME
  FUND
  Class A............     $1,000.00         $1,022.27           $ 2.56            0.51%       181         365
  Class B............     $1,000.00         $1,020.43           $ 4.41            0.88%       181         365
  Class C............     $1,000.00         $1,021.03           $ 3.81            0.76%       181         365
  Class Y............     $1,000.00         $1,021.03           $ 3.81            0.76%       181         365
THE HARTFORD
  INFLATION PLUS FUND
  Class A............     $1,000.00         $1,020.08           $ 4.76            0.95%       181         365
  Class B............     $1,000.00         $1,016.36           $ 8.50            1.70%       181         365
  Class C............     $1,000.00         $1,016.36           $ 8.50            1.70%       181         365
  Class Y............     $1,000.00         $1,021.42           $ 3.41            0.68%       181         365
THE HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION FUND
  Class A............     $1,000.00         $1,016.86           $ 8.00            1.60%       181         365
  Class B............     $1,000.00         $1,013.49           $11.38            2.28%       181         365
  Class C............     $1,000.00         $1,013.14           $11.73            2.35%       181         365
  Class Y............     $1,000.00         $1,019.09           $ 5.76            1.15%       181         365
THE HARTFORD
  INTERNATIONAL
  OPPORTUNITIES FUND
  Class A............     $1,000.00         $1,017.21           $ 7.65            1.53%       181         365
  Class B............     $1,000.00         $1,014.33           $10.54            2.11%       181         365
  Class C............     $1,000.00         $1,013.19           $11.68            2.34%       181         365
  Class Y............     $1,000.00         $1,019.69           $ 5.16            1.03%       181         365
THE HARTFORD
  INTERNATIONAL SMALL
  COMPANY FUND
  Class A............     $1,000.00         $1,017.01           $ 7.85            1.57%       181         365
  Class B............     $1,000.00         $1,013.69           $11.18            2.24%       181         365
  Class C............     $1,000.00         $1,013.14           $11.73            2.35%       181         365
  Class Y............     $1,000.00         $1,018.84           $ 6.01            1.20%       181         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                          BEGINNING           ENDING       DURING THE PERIOD
                           ACCOUNT           ACCOUNT       OCTOBER 31, 2005
                            VALUE             VALUE             THROUGH
                       OCTOBER 31, 2005   APRIL 30, 2006    APRIL 30, 2006
                       ----------------   --------------   -----------------
THE HARTFORD MIDCAP
  FUND
  Class A............     $1,000.00         $1,178.30           $ 6.81
  Class B............     $1,000.00         $1,173.90           $10.89
  Class C............     $1,000.00         $1,174.10           $10.51
  Class Y............     $1,000.00         $1,180.70           $ 4.33
THE HARTFORD MIDCAP
  VALUE FUND
  Class A............     $1,000.00         $1,191.20           $ 7.61
  Class B............     $1,000.00         $1,186.50           $11.60
  Class C............     $1,000.00         $1,187.20           $11.66
  Class Y............     $1,000.00         $1,193.80           $ 5.11
THE HARTFORD MONEY
  MARKET FUND
  Class A............     $1,000.00         $1,017.60           $ 4.75
  Class B............     $1,000.00         $1,013.80           $ 8.49
  Class C............     $1,000.00         $1,013.80           $ 8.49
  Class Y............     $1,000.00         $1,019.60           $ 2.75
THE HARTFORD
  RETIREMENT INCOME
  FUND
  Class A............     $1,000.00         $1,023.20           $ 2.66
  Class B............     $1,000.00         $1,020.10           $ 6.51
  Class C............     $1,000.00         $1,020.10           $ 6.51
  Class Y............     $1,000.00         $1,026.70           $ 1.11
THE HARTFORD SELECT
  MIDCAP GROWTH FUND
  Class A............     $1,000.00         $1,159.00           $ 8.08
  Class B............     $1,000.00         $1,155.90           $11.44
  Class C............     $1,000.00         $1,155.90           $12.03
  Class Y............     $1,000.00         $1,160.50           $ 4.87
THE HARTFORD SELECT
  MIDCAP VALUE FUND
  Class A............     $1,000.00         $1,132.10           $ 8.19
  Class B............     $1,000.00         $1,127.90           $12.03
  Class C............     $1,000.00         $1,128.90           $12.14
  Class Y............     $1,000.00         $1,134.20           $ 6.09
THE HARTFORD SELECT
  SMALLCAP GROWTH
  FUND
  Class A............     $1,000.00         $1,170.10           $ 8.88
  Class B............     $1,000.00         $1,167.20           $12.95
  Class C............     $1,000.00         $1,167.20           $12.95
  Class Y............     $1,000.00         $1,173.30           $ 9.48
THE HARTFORD SHORT
  DURATION FUND
  Class A............     $1,000.00         $1,015.00           $ 4.50
  Class B............     $1,000.00         $1,011.20           $ 8.23
  Class C............     $1,000.00         $1,011.20           $ 8.23
  Class Y............     $1,000.00         $1,015.20           $ 3.25
THE HARTFORD SMALL
  COMPANY FUND
  Class A............     $1,000.00         $1,252.60           $ 7.82
  Class B............     $1,000.00         $1,248.80           $11.71
  Class C............     $1,000.00         $1,248.00           $11.98
  Class Y............     $1,000.00         $1,256.10           $ 5.37
THE HARTFORD SMALLCAP
  GROWTH FUND
  Class A............     $1,000.00         $1,140.60           $ 6.95
  Class B............     $1,000.00         $1,137.30           $10.70
  Class C............     $1,000.00         $1,136.50           $11.39
  Class H............     $1,000.00         $1,138.20           $10.02
  Class L............     $1,000.00         $1,142.10           $ 6.05
  Class M............     $1,000.00         $1,138.00           $10.02
  Class N............     $1,000.00         $1,137.80           $10.02
  Class Y............     $1,000.00         $1,143.70           $ 4.84
THE HARTFORD STOCK
  FUND
  Class A............     $1,000.00         $1,108.30           $ 6.53
  Class B............     $1,000.00         $1,103.30           $10.85
  Class C............     $1,000.00         $1,103.70           $10.54
  Class Y............     $1,000.00         $1,110.60           $ 3.98

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                          BEGINNING           ENDING       DURING THE PERIOD                  DAYS
                           ACCOUNT           ACCOUNT       OCTOBER 31, 2005    ANNUALIZED    IN THE      DAYS
                            VALUE             VALUE             THROUGH         EXPENSE     CURRENT     IN THE
                       OCTOBER 31, 2005   APRIL 30, 2006    APRIL 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       ----------------   --------------   -----------------   ----------   --------   ---------
THE HARTFORD MIDCAP
  FUND
  Class A............     $1,000.00         $1,018.55           $ 6.31            1.26%       181         365
  Class B............     $1,000.00         $1,014.78           $10.09            2.02%       181         365
  Class C............     $1,000.00         $1,015.12           $ 9.74            1.95%       181         365
  Class Y............     $1,000.00         $1,020.83           $ 4.01            0.80%       181         365
THE HARTFORD MIDCAP
  VALUE FUND
  Class A............     $1,000.00         $1,017.85           $ 7.00            1.40%       181         365
  Class B............     $1,000.00         $1,014.18           $10.69            2.14%       181         365
  Class C............     $1,000.00         $1,014.13           $10.74            2.15%       181         365
  Class Y............     $1,000.00         $1,020.13           $ 4.71            0.94%       181         365
THE HARTFORD MONEY
  MARKET FUND
  Class A............     $1,000.00         $1,020.08           $ 4.76            0.95%       181         365
  Class B............     $1,000.00         $1,016.36           $ 8.50            1.70%       181         365
  Class C............     $1,000.00         $1,016.36           $ 8.50            1.70%       181         365
  Class Y............     $1,000.00         $1,022.07           $ 2.76            0.55%       181         365
THE HARTFORD
  RETIREMENT INCOME
  FUND
  Class A............     $1,000.00         $1,022.17           $ 2.66            0.53%       181         365
  Class B............     $1,000.00         $1,018.35           $ 6.51            1.30%       181         365
  Class C............     $1,000.00         $1,018.35           $ 6.51            1.30%       181         365
  Class Y............     $1,000.00         $1,023.70           $ 1.10            0.22%       181         365
THE HARTFORD SELECT
  MIDCAP GROWTH FUND
  Class A............     $1,000.00         $1,017.31           $ 7.55            1.51%       181         365
  Class B............     $1,000.00         $1,014.18           $10.69            2.14%       181         365
  Class C............     $1,000.00         $1,013.64           $11.23            2.25%       181         365
  Class Y............     $1,000.00         $1,020.28           $ 4.56            0.91%       181         365
THE HARTFORD SELECT
  MIDCAP VALUE FUND
  Class A............     $1,000.00         $1,017.11           $ 7.75            1.55%       181         365
  Class B............     $1,000.00         $1,013.49           $11.38            2.28%       181         365
  Class C............     $1,000.00         $1,013.39           $11.48            2.30%       181         365
  Class Y............     $1,000.00         $1,019.09           $ 5.76            1.15%       181         365
THE HARTFORD SELECT
  SMALLCAP GROWTH
  FUND
  Class A............     $1,000.00         $1,016.61           $ 8.25            1.65%       181         365
  Class B............     $1,000.00         $1,012.84           $12.03            2.41%       181         365
  Class C............     $1,000.00         $1,012.84           $12.03            2.41%       181         365
  Class Y............     $1,000.00         $1,016.07           $ 8.80            1.76%       181         365
THE HARTFORD SHORT
  DURATION FUND
  Class A............     $1,000.00         $1,020.33           $ 4.51            0.90%       181         365
  Class B............     $1,000.00         $1,016.61           $ 8.25            1.65%       181         365
  Class C............     $1,000.00         $1,016.61           $ 8.25            1.65%       181         365
  Class Y............     $1,000.00         $1,021.57           $ 3.26            0.65%       181         365
THE HARTFORD SMALL
  COMPANY FUND
  Class A............     $1,000.00         $1,017.85           $ 7.00            1.40%       181         365
  Class B............     $1,000.00         $1,014.38           $10.49            2.10%       181         365
  Class C............     $1,000.00         $1,014.13           $10.74            2.15%       181         365
  Class Y............     $1,000.00         $1,020.03           $ 4.81            0.96%       181         365
THE HARTFORD SMALLCAP
  GROWTH FUND
  Class A............     $1,000.00         $1,018.30           $ 6.56            1.31%       181         365
  Class B............     $1,000.00         $1,014.78           $10.09            2.02%       181         365
  Class C............     $1,000.00         $1,014.13           $10.74            2.15%       181         365
  Class H............     $1,000.00         $1,015.42           $ 9.44            1.89%       181         365
  Class L............     $1,000.00         $1,019.14           $ 5.71            1.14%       181         365
  Class M............     $1,000.00         $1,015.42           $ 9.44            1.89%       181         365
  Class N............     $1,000.00         $1,015.42           $ 9.44            1.89%       181         365
  Class Y............     $1,000.00         $1,020.28           $ 4.56            0.91%       181         365
THE HARTFORD STOCK
  FUND
  Class A............     $1,000.00         $1,018.60           $ 6.26            1.25%       181         365
  Class B............     $1,000.00         $1,014.48           $10.39            2.08%       181         365
  Class C............     $1,000.00         $1,014.78           $10.09            2.02%       181         365
  Class Y............     $1,000.00         $1,021.03           $ 3.81            0.76%       181         365

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                          BEGINNING           ENDING       DURING THE PERIOD
                           ACCOUNT           ACCOUNT       OCTOBER 31, 2005
                            VALUE             VALUE             THROUGH
                       OCTOBER 31, 2005   APRIL 30, 2006    APRIL 30, 2006
                       ----------------   --------------   -----------------
THE HARTFORD TAX-FREE
  CALIFORNIA FUND
  Class A............     $1,000.00         $1,015.90           $ 4.50
  Class B............     $1,000.00         $1,012.10           $ 8.23
  Class C............     $1,000.00         $1,012.10           $ 8.23
THE HARTFORD TARGET
  RETIREMENT 2010
  FUND
  Class A............     $1,000.00         $1,054.10           $ 2.70
  Class B............     $1,000.00         $1,049.20           $ 6.50
  Class C............     $1,000.00         $1,049.50           $ 6.50
  Class Y............     $1,000.00         $1,055.30           $ 1.07
THE HARTFORD TARGET
  RETIREMENT 2020
  FUND
  Class A............     $1,000.00         $1,084.20           $ 2.64
  Class B............     $1,000.00         $1,080.60           $ 6.55
  Class C............     $1,000.00         $1,080.50           $ 6.55
  Class Y............     $1,000.00         $1,085.20           $ 1.09
THE HARTFORD TARGET
  RETIREMENT 2030
  FUND
  Class A............     $1,000.00         $1,084.80           $ 2.53
  Class B............     $1,000.00         $1,081.70           $ 6.45
  Class C............     $1,000.00         $1,081.80           $ 6.87
  Class Y............     $1,000.00         $1,087.50           $ 0.98
THE HARTFORD TAX-FREE
  MINNESOTA FUND
  Class A............     $1,000.00         $1,013.40           $ 4.24
  Class B............     $1,000.00         $1,009.60           $ 7.97
  Class C............     $1,000.00         $1,009.60           $ 7.97
  Class E............     $1,000.00         $1,013.40           $ 4.29
  Class H............     $1,000.00         $1,009.60           $ 7.97
  Class L............     $1,000.00         $1,013.10           $ 4.49
  Class M............     $1,000.00         $1,009.60           $ 7.97
  Class N............     $1,000.00         $1,009.60           $ 7.97
  Class Y............     $1,000.00         $1,013.40           $ 4.34
THE HARTFORD TAX-FREE
  NATIONAL FUND
  Class A............     $1,000.00         $1,019.00           $ 5.01
  Class B............     $1,000.00         $1,015.30           $ 8.74
  Class C............     $1,000.00         $1,015.30           $ 8.74
  Class E............     $1,000.00         $1,019.60           $ 4.46
  Class H............     $1,000.00         $1,015.30           $ 8.74
  Class L............     $1,000.00         $1,019.70           $ 5.26
  Class M............     $1,000.00         $1,015.30           $ 8.74
  Class N............     $1,000.00         $1,015.30           $ 8.74
  Class Y............     $1,000.00         $1,019.50           $ 4.46
THE HARTFORD TAX-FREE
  NEW YORK FUND
  Class A............     $1,000.00         $1,016.10           $ 4.25
  Class B............     $1,000.00         $1,012.30           $ 7.98
  Class C............     $1,000.00         $1,012.30           $ 7.98
THE HARTFORD TOTAL
  RETURN BOND FUND
  Class A............     $1,000.00         $1,004.30           $ 5.96
  Class B............     $1,000.00         $1,000.50           $ 9.67
  Class C............     $1,000.00         $1,000.00           $ 9.27
  Class Y............     $1,000.00         $1,006.70           $ 3.53
THE HARTFORD U.S.
  GOVERNMENT
  SECURITIES FUND
  Class A............     $1,000.00         $1,000.10           $ 5.70
  Class B............     $1,000.00         $  997.40           $ 9.41
  Class C............     $1,000.00         $  997.40           $ 9.41
  Class E............     $1,000.00         $1,001.70           $ 4.17
  Class H............     $1,000.00         $  997.80           $ 9.11
  Class L............     $1,000.00         $1,000.50           $ 5.41
  Class M............     $1,000.00         $  996.70           $ 9.11
  Class N............     $1,000.00         $  996.70           $ 9.11
  Class Y............     $1,000.00         $1,005.90           $ 4.18

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                          BEGINNING           ENDING       DURING THE PERIOD                  DAYS
                           ACCOUNT           ACCOUNT       OCTOBER 31, 2005    ANNUALIZED    IN THE      DAYS
                            VALUE             VALUE             THROUGH         EXPENSE     CURRENT     IN THE
                       OCTOBER 31, 2005   APRIL 30, 2006    APRIL 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       ----------------   --------------   -----------------   ----------   --------   ---------
THE HARTFORD TAX-FREE
  CALIFORNIA FUND
  Class A............     $1,000.00         $1,020.33           $ 4.51            0.90%       181         365
  Class B............     $1,000.00         $1,016.61           $ 8.25            1.65%       181         365
  Class C............     $1,000.00         $1,016.61           $ 8.25            1.65%       181         365
THE HARTFORD TARGET
  RETIREMENT 2010
  FUND
  Class A............     $1,000.00         $1,022.17           $ 2.66            0.53%       181         365
  Class B............     $1,000.00         $1,018.45           $ 6.41            1.28%       181         365
  Class C............     $1,000.00         $1,018.45           $ 6.41            1.28%       181         365
  Class Y............     $1,000.00         $1,023.75           $ 1.05            0.21%       181         365
THE HARTFORD TARGET
  RETIREMENT 2020
  FUND
  Class A............     $1,000.00         $1,022.27           $ 2.56            0.51%       181         365
  Class B............     $1,000.00         $1,018.50           $ 6.36            1.27%       181         365
  Class C............     $1,000.00         $1,018.50           $ 6.36            1.27%       181         365
  Class Y............     $1,000.00         $1,023.75           $ 1.05            0.21%       181         365
THE HARTFORD TARGET
  RETIREMENT 2030
  FUND
  Class A............     $1,000.00         $1,022.36           $ 2.46            0.49%       181         365
  Class B............     $1,000.00         $1,018.60           $ 6.26            1.25%       181         365
  Class C............     $1,000.00         $1,018.20           $ 6.66            1.33%       181         365
  Class Y............     $1,000.00         $1,023.85           $ 0.95            0.19%       181         365
THE HARTFORD TAX-FREE
  MINNESOTA FUND
  Class A............     $1,000.00         $1,020.58           $ 4.26            0.85%       181         365
  Class B............     $1,000.00         $1,016.86           $ 8.00            1.60%       181         365
  Class C............     $1,000.00         $1,016.86           $ 8.00            1.60%       181         365
  Class E............     $1,000.00         $1,020.53           $ 4.31            0.86%       181         365
  Class H............     $1,000.00         $1,016.86           $ 8.00            1.60%       181         365
  Class L............     $1,000.00         $1,020.33           $ 4.51            0.90%       181         365
  Class M............     $1,000.00         $1,016.86           $ 8.00            1.60%       181         365
  Class N............     $1,000.00         $1,016.86           $ 8.00            1.60%       181         365
  Class Y............     $1,000.00         $1,020.48           $ 4.36            0.87%       181         365
THE HARTFORD TAX-FREE
  NATIONAL FUND
  Class A............     $1,000.00         $1,019.84           $ 5.01            1.00%       181         365
  Class B............     $1,000.00         $1,016.12           $ 8.75            1.75%       181         365
  Class C............     $1,000.00         $1,016.12           $ 8.75            1.75%       181         365
  Class E............     $1,000.00         $1,020.38           $ 4.46            0.89%       181         365
  Class H............     $1,000.00         $1,016.12           $ 8.75            1.75%       181         365
  Class L............     $1,000.00         $1,019.59           $ 5.26            1.05%       181         365
  Class M............     $1,000.00         $1,016.12           $ 8.75            1.75%       181         365
  Class N............     $1,000.00         $1,016.12           $ 8.75            1.75%       181         365
  Class Y............     $1,000.00         $1,020.38           $ 4.46            0.89%       181         365
THE HARTFORD TAX-FREE
  NEW YORK FUND
  Class A............     $1,000.00         $1,020.58           $ 4.26            0.85%       181         365
  Class B............     $1,000.00         $1,016.86           $ 8.00            1.60%       181         365
  Class C............     $1,000.00         $1,016.86           $ 8.00            1.60%       181         365
THE HARTFORD TOTAL
  RETURN BOND FUND
  Class A............     $1,000.00         $1,018.84           $ 6.01            1.20%       181         365
  Class B............     $1,000.00         $1,015.12           $ 9.74            1.95%       181         365
  Class C............     $1,000.00         $1,015.52           $ 9.35            1.87%       181         365
  Class Y............     $1,000.00         $1,021.27           $ 3.56            0.71%       181         365
THE HARTFORD U.S.
  GOVERNMENT
  SECURITIES FUND
  Class A............     $1,000.00         $1,019.09           $ 5.76            1.15%       181         365
  Class B............     $1,000.00         $1,015.37           $ 9.49            1.90%       181         365
  Class C............     $1,000.00         $1,015.37           $ 9.49            1.90%       181         365
  Class E............     $1,000.00         $1,020.63           $ 4.21            0.84%       181         365
  Class H............     $1,000.00         $1,015.67           $ 9.20            1.84%       181         365
  Class L............     $1,000.00         $1,019.39           $ 5.46            1.09%       181         365
  Class M............     $1,000.00         $1,015.67           $ 9.20            1.84%       181         365
  Class N............     $1,000.00         $1,015.67           $ 9.20            1.84%       181         365
  Class Y............     $1,000.00         $1,020.63           $ 4.21            0.84%       181         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                          BEGINNING           ENDING       DURING THE PERIOD
                           ACCOUNT           ACCOUNT       OCTOBER 31, 2005
                            VALUE             VALUE             THROUGH
                       OCTOBER 31, 2005   APRIL 30, 2006    APRIL 30, 2006
                       ----------------   --------------   -----------------
THE HARTFORD VALUE
  FUND
  Class A............     $1,000.00         $1,126.70           $ 7.33
  Class B............     $1,000.00         $1,122.40           $11.05
  Class C............     $1,000.00         $1,122.40           $11.31
  Class Y............     $1,000.00         $1,129.10           $ 4.80
THE HARTFORD VALUE
  OPPORTUNITIES FUND
  Class A............     $1,000.00         $1,167.40           $ 7.52
  Class B............     $1,000.00         $1,163.00           $11.26
  Class C............     $1,000.00         $1,163.00           $11.53
  Class H............     $1,000.00         $1,164.10           $10.52
  Class L............     $1,000.00         $1,168.70           $ 6.56
  Class M............     $1,000.00         $1,163.50           $10.57
  Class N............     $1,000.00         $1,164.10           $10.57
  Class Y............     $1,000.00         $1,169.40           $ 5.33

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                          BEGINNING           ENDING       DURING THE PERIOD                  DAYS
                           ACCOUNT           ACCOUNT       OCTOBER 31, 2005    ANNUALIZED    IN THE      DAYS
                            VALUE             VALUE             THROUGH         EXPENSE     CURRENT     IN THE
                       OCTOBER 31, 2005   APRIL 30, 2006    APRIL 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       ----------------   --------------   -----------------   ----------   --------   ---------
THE HARTFORD VALUE
  FUND
  Class A............     $1,000.00         $1,017.90           $ 6.95            1.39%       181         365
  Class B............     $1,000.00         $1,014.38           $10.49            2.10%       181         365
  Class C............     $1,000.00         $1,014.13           $10.74            2.15%       181         365
  Class Y............     $1,000.00         $1,020.28           $ 4.56            0.91%       181         365
THE HARTFORD VALUE
  OPPORTUNITIES FUND
  Class A............     $1,000.00         $1,017.85           $ 7.00            1.40%       181         365
  Class B............     $1,000.00         $1,014.38           $10.49            2.10%       181         365
  Class C............     $1,000.00         $1,014.13           $10.74            2.15%       181         365
  Class H............     $1,000.00         $1,015.08           $ 9.79            1.96%       181         365
  Class L............     $1,000.00         $1,018.74           $ 6.11            1.22%       181         365
  Class M............     $1,000.00         $1,015.03           $ 9.84            1.97%       181         365
  Class N............     $1,000.00         $1,015.03           $ 9.84            1.97%       181         365
  Class Y............     $1,000.00         $1,019.89           $ 4.96            0.99%       181         365

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

The following proposal was addressed and approved at a special meeting of shareholders held on May 23, 2006.

1. Proposal to approve a sub-advisory agreement with Hartford Investment Management Company

                                                                   FOR          AGAINST       ABSTAIN
                                                              -------------   -----------   -----------
Hartford Small Company Fund.................................  7,777,517.478   504,920.737   397,318.452

 APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED)

THE HARTFORD SMALL COMPANY FUND
(FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO SMALL COMPANY
FUND)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), review and approve each new investment advisory and sub-advisory agreement.

At a special meeting held on February 8, 2006, the Board of Directors of the Fund, including each of the Independent Directors, voted to approve an investment sub-advisory agreement for the Fund between Hartford Investment Financial Services, LLC ("HIFSCO"), and Hartford Investment Management Company ("Hartford Investment")(the "Agreement").

In advance of the February meeting, the Board requested, received, and reviewed written responses from HIFSCO and Hartford Investment to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Fund and the Agreement by Fund officers and representatives of HIFSCO and Hartford Investment at the Board's meeting on February 1, 2006. The Board's Investment Committee also received in-person presentations regarding the capabilities of Hartford Investment's small cap growth equity management team and the associated benefits to the Fund and its shareholders at its meetings on November 1, 2005, December 20, 2005 and January 31, 2006. In addition, the Board had previously received information with respect to the Fund and Hartford Investment when Hartford Investment Management was re-approved as a sub-adviser to certain other funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the "Companies") on August 3, 2005.

In connection with the Board's deliberations, HIFSCO agreed to reduce its fee schedule for the Fund. In determining to approve the Agreement, the Board determined that the Agreement, including the appointment of Hartford Investment as sub-adviser, was fair and reasonable and in the best interests of the Fund and its shareholders.

In determining to approve the Agreement, the Board considered the following categories of material factors, among others, relating to the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by Hartford Investment. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment, and the adequacy of the time and attention that they would devote to the Fund. The Board considered Hartford Investment's reputation and overall financial strength, noting that Hartford Investment's current reputation and the Board's past experience with Hartford Investment was predominantly based on Hartford Investment's performance as a fixed income manager. The Board also considered the experience and reputation of equity personnel hired by Hartford Investment to service the Fund, and the level of support provided by the organization as a whole. The Board met with Mark Waterhouse, the proposed portfolio manager for the Fund, and members of his management team. The Board considered HIFSCO's and Hartford Investment's willingness to hire additional personnel designed to improve services to the Fund, and their investments in infrastructure in light of increased regulatory requirements, other developments, and the needs of Hartford Investment's proposed active equity management function.

The Board also requested and evaluated information concerning Hartford Investment's regulatory and compliance environment. Taking note that such material was recently reviewed in August 2005 in connection with the renewal of Hartford Investment's agreements with respect to certain of the Companies' other funds, the Board focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income securities. In this regard, the Board requested and reviewed information on Hartford Investment's compliance policies and procedures, compliance history, and reports from the Fund's Chief Compliance Officer on Hartford Investment's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board also noted HIFSCO's and Hartford Investment's support of the Companies' compliance control structure, particularly the resources devoted by HIFSCO and Hartford Investment in support of the Companies' obligations pursuant to Rule 38a-1 under the 1940 Act.

APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

With respect to the day-to-day portfolio management services to be provided by Hartford Investment, the Board considered the quality of Hartford Investment's investment personnel (including its ability to attract and retain qualified investment professionals); its investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and responsiveness to Board inquiries, of Hartford Investment, including in particular Mr. Waterhouse and his team and senior management of Hartford Investment in their in-person discussions with the Board and with the Investment Committee. The Board recognized that HIFSCO is responsible for the overall management of the Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Fund's sub-advisers, and had recommended to the Board that Hartford Investment be appointed as a sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the Agreement, but also the Board's experience through past interactions with HIFSCO and Hartford Investment. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment.

PERFORMANCE

The Board considered the investment performance of the Fund as managed by Wellington Management Company, LLP ("Wellington"). In this regard, the Board considered information and materials provided to the Board from HIFSCO comparing the Fund's investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper, Inc., an independent provider of investment company data ("Lipper"), which demonstrated that the Fund had a strong performance record under Wellington's management.

As Hartford Investment does not have a performance track record for active equity management, HIFSCO presented information regarding the performance record of Mr. Waterhouse. This information included the performance record for the Fund during the period from June 30, 1997 through December 31, 1999, when Mr. Waterhouse, as an employee of Wellington, was a portfolio manager for the Fund, and the performance record for another mutual fund for which Mr. Waterhouse had served as portfolio manager, prior to his experience at Wellington. The Board noted that the period during which Mr. Waterhouse had previously served as portfolio manager for the Fund was a period of significant asset growth and strong performance for the Fund. HIFSCO and Hartford Investment provided additional information about the broad range of Mr. Waterhouse's and his team's recent investment experience and about their investment philosophy and process.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment has the capability of providing satisfactory investment performance for the Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HIFSCO AND HARTFORD INVESTMENT

The Board reviewed information regarding HIFSCO's and Hartford Investment's costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered information related to both HIFSCO and Hartford Investment, because it was proposed that Hartford Investment be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Fund would be realized only with respect to HIFSCO. The Board also had information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of its relationships with the Fund. In evaluating HIFSCO's profitability, the Board considered that initially HIFSCO did not anticipate making a profit on the portion of the Fund's assets allocated to Hartford Investment, and that future profitability to HIFSCO would depend on the growth of Hartford Investment's equity assets under management.

The Board reviewed with HIFSCO the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board also recognized that HIFSCO is in the process of enhancing its assumptions and methodology for determining profitability on an organization-wide basis. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and

APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

the adviser's capital structure and costs of capital. The Board considered the profitability of HIFSCO's relationship with the Fund on a pre-tax basis without regard to distribution expenses.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Hartford Investment and their affiliates from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND HARTFORD INVESTMENT MANAGEMENT

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO and its affiliates. In this regard, the Board received information from HIFSCO and Hartford Investment relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HIFSCO also referenced information comparing the Fund's management fees and total operating expenses relative to those of a peer universe of funds identified by Lipper as being in the small capitalization growth category. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of the Fund's management advisory and sub-advisory fees. In considering the reasonableness of the Fund's fees and total expense ratios, the Board particularly considered that the overall management fee for the Fund would be lower as a result of HIFSCO's agreement to downward adjustments in the Fund's management fees and expenses. These downward adjustments would reduce contractual fees through additional breakpoints as assets in the Fund grow, and confer an immediate benefit on existing shareholders, based on current asset levels. The revised management fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
------------------------                                      -----------
First $250 million..........................................     0.85%
Next $250 million...........................................     0.80%
Next $500 million...........................................     0.75%
Next $500 million...........................................     0.70%
Amount Over $1.5 billion....................................     0.65%

Based on these considerations, and after taking into account the fee breakpoints described above, the Board concluded that the comparative information reviewed indicates that the Fund's management fee and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund's investors.

The Board reviewed the breakpoints in the management fee schedule, including the additional breakpoints agreed to as described above, which reduce fees as Fund assets grow over time. These breakpoints provide economies of scale to the Fund and its shareholders in that, as the Fund grows, its effective management fee rate declines. The Board recognized that the Fund would continue to benefit from economies of scale with assets beyond the last breakpoint, because additional assets are charged the lowest breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted that re-opening the Fund for investment in Class A, Class B, and Class C shares increased the likelihood that asset growth in the Fund would enable shareholders to benefit from the breakpoints in the management fee schedule.

The Board received information regarding HIFSCO's and Hartford Investment's realization of economies of scale with respect to the Fund. The Board considered representations from HIFSCO that the initial start-up costs Hartford Investment

APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

would incur in building its equity management capability would be high relative to the small amount of assets under management. However, the Board acknowledged that HIFSCO and Hartford Investment were likely to realize economies of scale over time as Hartford Investment's equity assets under management increased.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered Hartford Investment's representations that it did not currently propose to use "soft dollars" in connection with allocation of the Fund's brokerage commissions to obtain research that would benefit all of Hartford Investment's clients and reduce amounts Hartford Investment might otherwise have to pay for such research.*

The Board also considered that the following companies, which are affiliates of Hartford Investment, provide services to the Fund and receive compensation from the Fund,

     - HIFSCO serves as the Fund's principal underwriter and receives 12b-1 fees from the Fund.

     - Hartford Life Insurance Company provides fund accounting services to the Fund and receives fund accounting fees from the Fund.

     - Hartford Administrative Services Company, the Fund's transfer agent, receives transfer agency compensation from the Fund.

HIFSCO intends to initially allocate to Hartford Investment new inflows of assets into the Fund. Assets allocated to Hartford Investment, however, may be increased in the future at any time. The Board considered that, because HIFSCO intends to allocate to Hartford Investment new inflows of assets into the Fund, HIFSCO and Hartford Investment would benefit from the Fund's existing strong performance record.

                                   * * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Agreement with Hartford Investment. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

* At a meeting of the Board in June 20-21, 2006, Hartford Investment informed the Board that Hartford Investment intends to allocate the Fund's brokerage commissions to obtain certain research and brokerage services (i.e., research and brokerage services provided by the broker executing a transaction), such as access to company management personnel, written research, earnings models, attendance at industry conferences, and specialized execution services.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                      (HEREIN CALLED "WE, OUR," AND "US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve You and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.
PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Planco Financial Services, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, LLC.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

ITEM 2. CODE OF ETHICS.

     Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable to this semi-annual filing.

ITEM 6. SCHEDULE OF INVESTMENTS

     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since registrant last provided disclosure in response to this requirement.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     11(a)(2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

     (b)  Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        THE HARTFORD MUTUAL FUNDS, INC.


Date: June 15, 2006                     By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date: June 15, 2006                     By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President


Date: June 15, 2006                     By: /s/ Tamara L. Fagely
                                            ------------------------------------
                                            Tamara L. Fagely
                                        Its: Vice President, Controller and
                                             Treasurer

                                  EXHIBIT LIST

99.CERT      11(a)(2)   Certifications

                        (i) Section 302 certification of principal executive officer

                        (ii) Section 302 certification of principal financial
                             officer

99.906CERT   11(b)      Section 906 certification of principal executive officer
                        and principal financial officer